(2_FIDELITY_LOGOS)FIDELITY
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)
AIR TRANSPORTATION
AMERICAN GOLD
AUTOMOTIVE
BIOTECHNOLOGY
BROKERAGE AND INVESTMENT MANAGEMENT
CHEMICALS
COMPUTERS
CONSTRUCTION AND HOUSING
CONSUMER PRODUCTS
DEFENSE AND AEROSPACE
DEVELOPING COMMUNICATIONS
ELECTRONICS
ENERGY
ENERGY SERVICE
ENVIRONMENTAL SERVICES
FINANCIAL SERVICES
FOOD AND AGRICULTURE
HEALTH CARE
HOME FINANCE
INDUSTRIAL EQUIPMENT
INDUSTRIAL MATERIALS
INSURANCE
LEISURE
MEDICAL DELIVERY
MONEY MARKET
MULTIMEDIA
NATURAL GAS
PAPER AND FOREST PRODUCTS
PRECIOUS METALS AND MINERALS
REGIONAL BANKS
RETAILING
SOFTWARE AND COMPUTER SERVICES
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES GROWTH
SEMIANNUAL REPORT
AUGUST 31, 1995
CONTENTS





PERFORMANCE OVERVIEW AND
MARKET RECAP                                                                          2

FUND UPDATES*

CONSUMER SECTOR                                                                       4     CONSUMER PRODUCTS
                                                                                     10    FOOD AND AGRICULTURE
                                                                                     15    LEISURE
                                                                                     22    MULTIMEDIA
                                                                                     28    RETAILING

CYCLICALS SECTOR                                                                     34    AIR TRANSPORTATION
                                                                                     40    AUTOMOTIVE
                                                                                     46    CHEMICALS
                                                                                     52    CONSTRUCTION AND HOUSING
                                                                                     58    ENVIRONMENTAL SERVICES
                                                                                     64    INDUSTRIAL EQUIPMENT
                                                                                     70    INDUSTRIAL MATERIALS
                                                                                     76    PAPER AND FOREST PRODUCTS
                                                                                     81    TRANSPORTATION

ENERGY, UTILITIES AND                                                                86    AMERICAN GOLD
NATURAL RESOURCES SECTOR                                                             92    ENERGY
                                                                                     98    ENERGY SERVICE
                                                                                    103   NATURAL GAS
                                                                                    109   PRECIOUS METALS AND MINERALS
                                                                                    115   UTILITIES GROWTH

FINANCIAL SERVICES SECTOR                                                           121   BROKERAGE AND INVESTMENT MANAGEMENT
                                                                                    126   FINANCIAL SERVICES
                                                                                    131   HOME FINANCE
                                                                                    137   INSURANCE
                                                                                    142   REGIONAL BANKS

HEALTH CARE SECTOR                                                                  147   BIOTECHNOLOGY
                                                                                    153   HEALTH CARE
                                                                                    159   MEDICAL DELIVERY

TECHNOLOGY SECTOR                                                                   165   COMPUTERS
                                                                                    172   DEFENSE AND AEROSPACE
                                                                                    178   DEVELOPING COMMUNICATIONS
                                                                                    184   ELECTRONICS
                                                                                    191   SOFTWARE AND COMPUTER SERVICES
                                                                                    197   TECHNOLOGY
                                                                                    205   TELECOMMUNICATIONS

                                                                                    211   MONEY MARKET

NOTES TO FINANCIAL STATEMENTS                                                       217   FOOTNOTES TO THE FINANCIAL STATEMENTS

STATISTICAL ROUNDUP                                                                 221

* FUND UPDATES FOR EACH SELECT PORTFOLIO INCLUDE: PERFORMANCE AND INVESTMENT SUMMARY, MANAGER'S OVERVIEW,

INVESTMENTS, AND FINANCIAL STATEMENTS.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. PERFORMANCE OVERVIEW


DEAR SHAREHOLDER:
The six-month period ended August 31, 1995, was an excellent period for most equity investors. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) returned 16.81% during the period, including reinvested dividends. Overall, 21 out of 35 Select equity portfolios outperformed the S&P 500 during the period. As one would expect with this group of individually focused portfolios, returns among the portfolios varied considerably. For example, Electronics generated a return of 75.05% over the six-month period while Transportation produced a return of 7.06%. All portfolios produced positive returns during the six-month period. For the 12 months ended August 31, 1995, the S&P 500 returned 21.45% and 14 out of 35 Select equity portfolios outperformed the index.
The backdrop for the very positive market environment over the six-month period was a favorable interest rate environment, a somewhat slower but steady economy and diminishing inflationary pressures. In addition, capital spending geared toward enhancing corporate productivity remained at a very high level. Accordingly, this environment was very favorable for companies that produce TECHNOLOGY-related products. Electronics, Computers, Technology, Developing Communications, and Software and Computer Services produced impressive returns which ranged from 30.13% to 75.05%. This level of returns, however, is unlikely to be repeated over such a brief period and Select investors should temper and maintain moderate expectations for the months ahead.
Despite what would normally be a positive environment for CYCLICALS - those stocks that tend to rise and fall in step with the economy - the Select portfolios that invest in this sector generally lagged the S&P 500. Certainly, at this late stage of the economic upswing, the prospect of a slower economy impacted this sector. Paper and Forest Products, Industrial Materials, and Chemicals underperformed the S&P 500 mainly due to the prospects for pricing pressures on key products resulting from growing supplies for companies in these sectors. Companies in the Construction and Housing, Automotive, and Transportation portfolios were certainly impacted by lower levels of demand for their products. Two portfolios which bucked the trend were Air Transportation and Industrial Equipment. Air Transportation benefited from special factors affecting the competitive environment for airlines in the U.S., while Industrial Equipment companies continued to work down high profit margin backlogs of demand.
Interest rate-sensitive stocks in the FINANCIAL SERVICES sector performed nicely over the past six months. However, the catalyst for the good performance was not necessarily interest rates. The main driver of performance was a continuation of merger and acquisition activity spurred by recent regulatory changes which indirectly gave banks and financial services companies incentives to broaden products and services over larger geographical areas. The steady economy also kept loan growth at good levels and credit problems relative to reserves at manageable levels. These factors benefited Home Finance, Brokerage and Investment Management, Regional Banks, Financial Services, and Insurance.
Companies that focus their activities in the CONSUMER products sector continued to be challenged by cyclical and, in some cases, secular pressures. The absence of pricing flexibility in many areas has forced many consumer products companies to restructure operations and rationalize distribution methods and channels. In some cases, these activities have been best accomplished through mergers and acquisitions. These trends seemed to be most evident at the points closest to the consumer, such as retailing, which has suffered from an oversupply condition. Hence, it is not surprising that Retailing, Consumer Products, and Food and Agriculture lagged the S&P 500 over the past six months. One very positive note, however, is that the entertainment and media sectors experienced some very high profile merger and acquisition transactions. Again, a changing regulatory environment spurred some of these activities. Beneficiaries were Multimedia and Leisure.
The HEALTH CARE sector continued to face many crosscurrents leading to divergent returns among various subsegments of the industry. Companies that manufacture products or provide services that improve the efficiency of the overall health care system continued to produce generous returns for shareholders. Companies involved in the delivery and administration of these products and services, however, have been under continued pressure to reduce prices. Hence, it is not surprising that Biotechnology and Health Care outperformed the S&P 500 over the six-month period and that Medical Delivery underperformed.
Despite a rather benign inflationary environment, the NATURAL RESOURCE area, namely companies involved with precious metals, generated solid returns in the latest six-month period. Supply and demand factors were starting to have a larger influence over these areas than historical inflationary considerations. Overall, American Gold, and Precious Metals and Minerals, generated returns of 22.40% and 17.16%, respectively.
The ENERGY sector turned in mixed results over the six-month period, while the UTILITIES sector continued to struggle. Utility companies, namely electric utilities, continued to face the prospect of increased competition as regulators attempted to reduce the monopoly powers these companies have long enjoyed in their regions of operation. Certainly, the electric utility customer appears to be the beneficiary of these actions as opposed to the shareholder. In the energy sector, energy producers lagged the S&P 500 return by a wide margin, reflecting steady but unspectacular business prospects. The energy service sector, however, performed nicely as drilling and workover activity has moved higher and the sector benefits from the past decade of consolidation.
What follows are detailed reports for all the funds. We hope you find them useful in evaluating your investments. As always, thank you for your continued interest in the Fidelity Select Portfolios.
Sincerely,
Bart A. Grenier
Select Group Leader
CUMULATIVE TOTAL RETURNS*
FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 1995
Row: 1, Col: 1, Value: 75.05
Row: 2, Col: 1, Value: 55.75
Row: 3, Col: 1, Value: 47.01
Row: 4, Col: 1, Value: 31.82
Row: 5, Col: 1, Value: 30.87
Row: 6, Col: 1, Value: 30.13
Row: 7, Col: 1, Value: 28.8
Row: 8, Col: 1, Value: 27.76
Row: 9, Col: 1, Value: 27.75
Row: 10, Col: 1, Value: 24.93
Row: 11, Col: 1, Value: 24.12
Row: 12, Col: 1, Value: 23.09
Row: 13, Col: 1, Value: 22.4
Row: 14, Col: 1, Value: 21.14
Row: 15, Col: 1, Value: 21.0
Row: 16, Col: 1, Value: 20.59
Row: 17, Col: 1, Value: 20.16
Row: 18, Col: 1, Value: 19.51
Row: 19, Col: 1, Value: 19.05
Row: 20, Col: 1, Value: 17.79
Row: 21, Col: 1, Value: 17.16
Row: 22, Col: 1, Value: 16.81
Row: 23, Col: 1, Value: 15.84
Row: 24, Col: 1, Value: 15.15
Row: 25, Col: 1, Value: 14.57
Row: 26, Col: 1, Value: 13.72
Row: 27, Col: 1, Value: 12.98
Row: 28, Col: 1, Value: 12.37
Row: 29, Col: 1, Value: 12.2
Row: 30, Col: 1, Value: 11.85
Row: 31, Col: 1, Value: 11.84
Row: 32, Col: 1, Value: 11.1
Row: 33, Col: 1, Value: 10.18
Row: 34, Col: 1, Value: 10.12
Row: 35, Col: 1, Value: 10.02
Row: 36, Col: 1, Value: 7.06
Electronics 75.05%Computers 55.75%Technology 47.01%Developing Communications 31.82%Air Transportation 30.87%Software and Computer Services 30.13%Industrial Equipment 28.80%Home Finance 27.76%Defense and Aerospace 27.75%Environmental Services 24.93%Multimedia 24.12%Telecommunications 23.09%American Gold 22.40%Energy Service 21.14%Leisure 21.00%Brokerage and Investment Management 20.59%Regional Banks 20.16%Financial Services 19.51%Biotechnology 19.05%Health Care 17.79%Precious Metals and Minerals 17.16%S&P 500 16.81%Paper and Forest Products 15.84%Industrial Materials 15.15%Insurance 14.57%Chemicals 13.72%Construction and Housing 12.98%Natural Gas 12.37%Utilities Growth 12.20%Food and Agriculture 11.85%Medical Delivery 11.84%Consumer Products 11.10%Automotive 10.18%Retailing 10.12%Energy 10.02%Transportation
7.06%
CONSUMER PRODUCTS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past one year, five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

CONSUMER PRODUCTS         11.10%   10.62%   110.84%   94.40%

CONSUMER PRODUCTS
(INCL. 3% SALES CHARGE)   7.77%    7.30%    104.52%   88.57%

S&P 500                   16.81%   21.45%   102.17%   83.53%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on June 29, 1990. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

CONSUMER PRODUCTS         10.62%   16.09%   13.70%

CONSUMER PRODUCTS
(INCL. 3% SALES CHARGE)   7.30%    15.38%   13.03%

S&P 500                   21.45%   15.12%   12.44%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Consumer ProducStandard & Po
    06/29/90        9700.00     10000.00
    06/30/90        9700.00     10012.31
    07/31/90        9670.90      9980.27
    08/31/90        8943.40      9078.05
    09/30/90        8439.00      8635.95
    10/31/90        8749.40      8598.82
    11/30/90        9234.40      9154.30
    12/31/90        9593.72      9409.71
    01/31/91        9808.43      9819.97
    02/28/91       10569.68     10522.10
    03/31/91       11077.18     10776.73
    04/30/91       10950.31     10802.60
    05/31/91       11477.33     11269.27
    06/30/91       10911.27     10753.14
    07/31/91       11623.72     11254.23
    08/31/91       12101.94     11520.96
    09/30/91       11994.59     11328.56
    10/31/91       12375.21     11480.36
    11/30/91       11857.95     11017.70
    12/31/91       13290.07     12278.13
    01/31/92       13379.46     12049.75
    02/29/92       13836.37     12206.40
    03/31/92       13677.45     11968.38
    04/30/92       13717.18     12320.25
    05/31/92       13627.78     12380.62
    06/30/92       13015.69     12196.14
    07/31/92       13388.15     12694.97
    08/31/92       13253.65     12434.72
    09/30/92       13377.81     12581.45
    10/31/92       13595.08     12625.48
    11/30/92       14246.90     13056.01
    12/31/92       14427.78     13216.60
    01/31/93       14331.67     13327.62
    02/28/93       13851.10     13508.88
    03/31/93       14662.73     13793.92
    04/30/93       14566.61     13460.10
    05/31/93       15719.98     13820.83
    06/30/93       15730.66     13860.91
    07/31/93       15880.17     13805.47
    08/31/93       16916.07     14328.70
    09/30/93       17289.85     14218.37
    10/31/93       17823.81     14512.69
    11/30/93       17428.68     14374.82
    12/31/93       17987.73     14548.75
    01/31/94       17835.98     15043.41
    02/28/94       17789.29     14635.73
    03/31/94       16645.36     13997.61
    04/30/94       16823.06     14176.78
    05/31/94       16600.01     14409.28
    06/30/94       15684.31     14056.26
    07/31/94       16106.94     14517.30
    08/31/94       17046.12     15112.51
    09/30/94       16729.15     14742.25
    10/31/94       17057.86     15073.95
    11/30/94       16224.34     14524.96
    12/31/94       16716.09     14740.37
    01/31/95       16569.67     15122.58
    02/28/95       16972.32     15711.91
    03/31/95       17435.98     16175.57
    04/30/95       17815.10     16651.94
    05/31/95       18145.91     17317.52
    06/30/95       18133.66     17719.80
    07/31/95       18893.31     18307.39
    08/31/95       18856.56     18353.34

Let's say you invested $10,000 in Fidelity Select Consumer Products Portfolio on June 29, 1990, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $18,857 - a 88.57% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $18,353 over the same period - a 83.53% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                    % OF FUND'S
                                    INVESTMENTS

Procter & Gamble Co.                6.3

Avon Products, Inc.                 5.5

AirTouch Communications, Inc.       5.5

Gillette Co.                        4.9

PepsiCo, Inc.                       4.7

Medaphis Corp.                      4.5

Federated Department Stores, Inc.   3.5

Nokia Corp. AB sponsored ADR        3.4

Ralston Purina Co.                  3.4

UUNET Technologies, Inc.            3.2

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 59.6
Row: 1, Col: 2, Value: 6.3
Row: 1, Col: 3, Value: 6.3
Row: 1, Col: 4, Value: 6.9
Row: 1, Col: 5, Value: 7.5
Row: 1, Col: 6, Value: 13.4
Cosmetics 13.4%
Soaps & Detergents 7.5%
Business Services
6.9%
Soft Drinks 6.3%
Cellular & Communication
Services 6.3%
All Others 59.6%*
* INCLUDES SHORT-TERM INVESTMENTS
CONSUMER PRODUCTS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Mary English,
Portfolio Manager of Fidelity Select Consumer Products Portfolio
Q. MARY, HOW HAS THE FUND PERFORMED?
A. For the six months ended August 31, 1995, the fund returned 11.10%. The S&P 500 returned 16.81% for the same time period. For the 12 months ended August 31, 1995, the fund returned 10.62% while the S&P 500 returned 21.45%.
Q. WHY DID THE FUND'S RETURNS LAG THE S&P?
A. Technology stocks have been a key driver behind the S&P Index for the past six months. In consumer stocks, the problems that have plagued this group in the past - such as too many brands chasing too little shelf space
- continue. While it's true that the fund lagged the S&P, it still performed well given its limited exposure to technology. At the end of the period, the fund did have some exposure to technology, but it was established late in the technology cycle.
Q. WHAT TECHNOLOGY STOCKS HAVE YOU ADDED TO THE FUND, AND WHY?
A. During the past six months, I added to what I call "consumerology" stocks. That is, technology stocks that appeal directly to the consumer such as cellular phone manufacturers, on-line services providers and Internet companies. Also, during the past six months the fund has benefited from its holdings in stocks such as AirTouch Communications, Nokia and America Online that compete in these areas.
Q. HOW HAVE RECENT ECONOMIC FACTORS IMPACTED THE FUND?
A. The current slow-growth environment is not especially favorable to traditional consumer stocks such as retailers. Slow growth generally means that consumers are concerned about the economy worsening and are keeping their wallets closed. At the same time, because inflation is so low, companies are unable to raise prices or pass on rising raw materials costs to the consumer. Wages haven't increased and the consumer marketplace continues to be very competitive.
Q. WHAT STOCKS DID YOU LIKE AT THE END OF AUGUST?
A. Procter & Gamble, Avon and Gillette. All three are large, successful multi-national corporations that I think are being unjustly penalized for world-wide currency swings. They are multi-national plays on the continued consumer global recovery, and I think they're likely to do well in a continued slow-growth economy.
Q. WHAT ABOUT RETAILING . . .
A. Retailing performance has been dismal, but I've initiated a couple of positions in selected stocks where I see a potential for superior performance. When I look at retailers, I look for clean inventories, and companies that are in position to acquire other retailers. I don't think there's a lot of natural growth potential for retailers and I prefer that they don't open an excess number of new stores - I think it gets them into trouble. Federated Department Stores is new to the fund. Even though overall retail sales have been weak, I think Federated can benefit if retail begins to recover.
Q. WHAT INVESTMENTS HAVE BEEN DISAPPOINTING DURING THE PAST SIX MONTHS?
A. A couple of the fund's investments haven't performed as well as I would have liked. I sold the fund's holding in Franklin Quest because of sluggish sales at retail for their time management products and time management seminars. The fund also suffered from its investment in IBM, which traded down in August.
Q. WHAT'S AHEAD FOR THE FUND?
A. I think the fund is rather well-positioned now. I plan to continue to rotate it as necessary to take advantage of what the economy is doing. The fund's mix of consumer durable and non-durable stocks - with a smattering of "consumerology" stocks - will probably continue throughout the next six months; but I am considering increasing the defensive posture of the fund to include more consumer staples such as food, beverages and tobacco. In this type of investing environment, the best approach is investing on a stock-by-stock basis.

FUND FACTS
START DATE: June 29, 1990
TRADING SYMBOL: FSCPX
SIZE: as of August 31, 1995, more than
$7 million
MANAGER: Mary English, since February 1994;
manager, Fidelity Select Retailing Portfolio,
1993-1994; equity analyst, specialty retail and advertising industries, 1991-1993; joined
Fidelity in 1991
(checkmark)
CONSUMER PRODUCTS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.9%
 SHARES VALUE (NOTE 1)
AIR TRANSPORTATION - 2.0%
AIR TRANSPORT, MAJOR NATIONAL - 2.0%
UAL Corp. (a)  1,000 $ 157,500
AUTOS, TIRES, & ACCESSORIES - 1.7%
MOTOR VEHICLES & CAR BODIES - 1.7%
Chrysler Corp.   700  37,713
General Motors Corp.   2,000  94,000
  131,713
BEVERAGES - 6.3%
SOFT DRINKS - 6.3%
Coca-Cola Company (The)  2,000  128,500
PepsiCo, Inc.   8,000  362,000
  490,500
BROADCASTING - 2.9%
CABLE TV OPERATORS - 2.9%
Viacom, Inc. Class A (a)  4,600  223,675
CELLULAR - 6.3%
CELLULAR & COMMUNICATION SERVICES - 6.3%
AirTouch Communications, Inc. (a)  13,000  422,500
Vodafone Group PLC
 sponsored ADR  1,500  62,813
  485,313
COMMUNICATIONS EQUIPMENT - 5.4%
TELEPHONE EQUIPMENT - 5.4%
DSC Communications Corp. (a)  3,000  157,500
Nokia Corp. AB sponsored ADR  3,800  263,625
  421,125
COMPUTER SERVICES & SOFTWARE - 8.5%
COMPUTER RELATED SERVICES - 0.2%
Desktop Data, Inc. (a)  500  14,188
COMPUTER SERVICES - 5.4%
America Online, Inc. (a)  2,000  131,750
Performance Systems
 International, Inc. (a)  2,000  37,000
UUNET Technologies, Inc. (a)  5,500  249,563
  418,313
PREPACKAGED COMPUTER SOFTWARE - 2.9%
Netscape Communications Corp. (a)  400  19,800
Spyglass, Inc. (a)  4,800  204,600
  224,400
TOTAL COMPUTER SERVICES & SOFTWARE   656,901
COMPUTERS & OFFICE EQUIPMENT - 3.6%
ELECTRONIC COMPUTERS - 1.7%
International Business Machines Corp.  1,300  134,388
MINI & MICRO COMPUTERS - 1.9%
Compaq Computer Corp. (a)  3,000  143,250
TOTAL COMPUTERS & OFFICE EQUIPMENT   277,638
CONSUMER ELECTRONICS - 1.0%
APPLIANCES - 1.0%
Black & Decker Corp.   2,500  80,938
DRUGS & PHARMACEUTICALS - 1.5%
DRUGS - 1.2%
Schering-Plough Corp.   2,000  93,250

 SHARES VALUE (NOTE 1)

PHARMACEUTICAL PREPARATIONS - 0.3%
Nature's Sunshine Products, Inc.   800 $ 18,800
Rexall Sundown, Inc.   400  6,250
  25,050
TOTAL DRUGS & PHARMACEUTICALS   118,300
ELECTRICAL EQUIPMENT - 2.9%
ALARMS & SIGNAL DEVICES - 1.4%
Pittway Corp. Class A  2,000  107,000
ELECTRICAL MACHINERY - 1.5%
General Electric Co.   2,000  117,750
TOTAL ELECTRICAL EQUIPMENT   224,750
ELECTRONICS - 2.4%
SEMICONDUCTORS - 2.4%
Motorola, Inc.   2,500  186,875
ENTERTAINMENT - 2.0%
AMUSEMENT - 2.0%
Scientific Games Holdings Corp.   4,000  152,000
FOODS - 5.1%
FOOD - 1.7%
Kellogg Co.   2,000  135,000
GRAIN MILL PRODUCTS - 3.4%
Ralston Purina Co.   5,000  260,000
TOTAL FOODS   395,000
GENERAL MERCHANDISE STORES - 4.2%
DEPARTMENT STORES - 3.5%
Federated Department Stores, Inc.   10,000  270,000
VARIETY STORES - 0.7%
Consolidated Stores Corp. (a)  2,500  55,000
TOTAL GENERAL MERCHANDISE STORES   325,000
HOUSEHOLD PRODUCTS - 21.1%
COSMETICS - 13.4%
Alberto-Culver Co. Class A  2,300  57,788
Avon Products, Inc.   6,000  423,750
Gillette Co.   9,000  375,750
Tambrands, Inc.   4,000  179,500
  1,036,788
MANUFACTURED PRODUCTS - 0.2%
Helen of Troy Corp. (a)  900  18,675
SOAPS & DETERGENTS - 7.5%
Procter & Gamble Co.   7,000  485,625
Rubbermaid, Inc.   3,000  89,250
  574,875
TOTAL HOUSEHOLD PRODUCTS   1,630,338
LODGING & GAMING - 2.4%
HOTELS, MOTELS, & TOURIST COURTS - 2.4%
Harrah's Entertainment, Inc.   3,000  95,625
Host Marriott Corp. (a)  8,000  92,000
  187,625
PAPER & FOREST PRODUCTS - 1.7%
PAPER - 1.7%
Kimberly-Clark Corp.   2,000  127,750
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PHOTOGRAPHIC EQUIPMENT - 0.8%
Eastman Kodak Co.   1,000 $ 57,625
RESTAURANTS - 0.2%
McDonald's Corp.   500  18,250
RETAIL & WHOLESALE, MISCELLANEOUS - 1.2%
DURABLE GOODS - WHOLESALE - 1.2%
Sodak Gaming, Inc.   5,000  90,000
SERVICES - 12.1%
BUSINESS SERVICES - 6.9%
Medaphis Corp. (a)  15,000  346,875
NETCOM On-Line Communication
 Services, Inc. (a)  5,000  186,872
  533,747
COMMUNICATION, ECONOMY,
    SOCIAL & EDUCATION RESEARCH - 1.8%
Gartner Group, Inc. Class A (a)  5,000  141,875
PERSONNEL SUPPLY SERVICES - 1.5%
Manpower, Inc.   2,000  57,500
Norrell Corp. GA  2,000  53,000
Romac International, Inc.   500  8,125
  118,625
SECURITY SYSTEMS - 1.9%
ADT Ltd. (a)  11,000  143,000
TOTAL SERVICES   937,247
TEXTILES & APPAREL - 0.6%
FOOTWEAR - 0.6%
Nine West Group, Inc. (a)  1,000  42,625
TOTAL COMMON STOCKS
 (Cost $6,561,803)   7,418,688
REPURCHASE AGREEMENTS - 4.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 314,051  314,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $6,875,803)  $ 7,732,688
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $9,991,263 and $24,939,628, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,120 for the period
(see Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $2,642,000 and $1,695,200, respectively. The weighted average interest rate paid was 6.3% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $6,877,574. Net unrealized appreciation aggregated $855,114, of which $902,000 related to appreciated investment securities and $46,886 related to depreciated investment securities.
CONSUMER PRODUCTS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 AUGUST 31, 1995 (UNAUDITED)


ASSETS


Investment in securities, at value (including repurchase agreements of $314,000) (cost $6,875,803) - See               $ 7,732,688

accompanying schedule


Cash                                                                                                                    742


Receivable for investments sold                                                                                         1,419


Receivable for fund shares sold                                                                                         12,170


Dividends receivable                                                                                                    11,624


Redemption fees receivable                                                                                              45


Other receivables                                                                                                       1,311


Prepaid expenses                                                                                                        8,071


 TOTAL ASSETS                                                                                                           7,768,070


LIABILITIES


Payable for investments purchased                                                                           $ 5,263


Payable for fund shares redeemed                                                                             154,010


Accrued management fee                                                                                       5,096


Other payables and accrued expenses                                                                          20,230


 TOTAL LIABILITIES                                                                                                      184,599


NET ASSETS                                                                                                             $ 7,583,471


Net Assets consist of:


Paid in capital                                                                                                        $ 5,022,268


Undistributed net investment income                                                                                     14,203


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                     1,690,115


Net unrealized appreciation (depreciation) on investments                                                               856,885


NET ASSETS, for 492,751 shares outstanding                                                                             $ 7,583,471


NET ASSET VALUE and redemption price per share ($7,583,471 (divided by) 492,751 shares)                                 $15.39


Maximum offering price per share (100/97.00 of $15.39)                                                                  $15.87



STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                           $ 137,182
Dividends

Interest                                                                                     41,216

 TOTAL INCOME                                                                                178,398

EXPENSES

Management fee                                                                   $ 61,646

Transfer agent                                                                    58,759
Fees

 Redemption fees                                                                  (6,997
                                                                                 )

Accounting fees and expenses                                                      22,665

Non-interested trustees' compensation                                             49

Custodian fees and expenses                                                       10,125

Registration fees                                                                 8,071

Audit                                                                             8,191

Legal                                                                             117

Interest                                                                          1,472

Miscellaneous                                                                     243

 Total expenses before reductions                                                 164,341

 Expense reductions                                                               (146       164,195
                                                                                 )

NET INVESTMENT INCOME                                                                        14,203

REALIZED AND UNREALIZED GAIN (LOSS)                                                          1,709,710
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on investment securities                561,597

NET GAIN (LOSS)                                                                              2,271,307

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $ 2,285,510

OTHER INFORMATION                                                                            $126,536
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                             $460
 by FDC

 Exchange fees withheld by FSC                                                               $4,883


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                        $ 14,203       $ (85,126
Net investment income (loss)                                                                                     )

 Net realized gain (loss)                                                                          1,709,710      323,207

 Change in net unrealized appreciation (depreciation)                                              561,597        (648,664
                                                                                                                 )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   2,285,510      (410,583
                                                                                                                 )

Distributions to shareholders                                                                      (77,616        (290,362
From net realized gains                                                                           )              )

 In excess of net realized gains                                                                   (11,291        -
                                                                                                  )

 TOTAL DISTRIBUTIONS                                                                               (88,907        (290,362
                                                                                                  )              )

Share transactions                                                                                 8,029,439      18,706,244
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     88,457         284,767

 Cost of shares redeemed                                                                           (23,238,093    (6,171,937
                                                                                                  )              )

 Paid in capital portion of redemption fees                                                        5,759          9,205

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           (15,114,438    12,828,279
                                                                                                  )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          (12,917,835    12,127,334
                                                                                                  )

NET ASSETS

 Beginning of period                                                                               20,501,306     8,373,972

 End of period (including undistributed net investment income of $14,203 and $0, respectively)    $ 7,583,471    $ 20,501,306

OTHER INFORMATION
Shares

 Sold                                                                                              547,860        1,341,627

 Issued in reinvestment of distributions                                                           6,156          21,383

 Redeemed                                                                                          (1,535,351     (438,536
                                                                                                  )              )

 Net increase (decrease)                                                                           (981,335       924,474
                                                                                                  )



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEAR ENDED   JUNE 29, 1990
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,    (COMMENCEMENT
                            AUGUST 31, 1995                         FEBRUARY 28,                OF
                                                                                                OPERATIONS) TO
                                                                                                APRIL 30,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992         1991





Net asset value, beginning of period                              $ 13.91    $ 15.24    $ 12.97    $ 13.81    $ 11.22   $ 10.00

Income from Investment Operations

 Net investment income (loss)                                     .01        (.15)      (.20)      (.09)      (.07)     .05 E

 Net realized and unrealized gain (loss)                          1.53       (.60)      3.84       .20        2.86      1.18

 Total from investment operations                                 1.54       (.75)      3.64       .11        2.79      1.23

Less Distributions                                                -          -          -          -          -         (.06)
From net investment income

 From net realized gain                                           (.05)      (.60)      (1.40)     (.97)      (.22)     -

 In excess of net realized gain                                   (.01)      -          -          -          -         -

 Total distributions                                              (.06)      (.60)      (1.40)     (.97)      (.22)     (.06)

Redemption fees added to paid in capital                          -          .02        .03        .02        .02       .05

Net asset value, end of period                                    $ 15.39    $ 13.91    $ 15.24    $ 12.97    $ 13.81   $ 11.22

TOTAL RETURN B, C                                                 11.10%     (4.59)%    28.43%     .98%       25.27%    12.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 7,583    $ 20,501   $ 8,374    $ 7,005    $ 7,553   $ 1,877

Ratio of expenses to average net assets                           1.63% A    2.49%      2.48%      2.47% A    2.48%     2.43% A

Ratio of expenses to average net assets before                    1.63% A    2.82%      2.62%      3.17% A    2.83%     3.11% A
expense reductions

Ratio of net investment income (loss) to average                  .14% A     (1.08)%    (1.34)%    (.80)%     (.56)%    .62% A
net assets                                                                                       A

Portfolio turnover rate                                           108% A     190%       169%       215% A     140%      108% A

 A ANNUALIZED  B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
(SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).  C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.  D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.  E INVESTMENT INCOME PER
SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.02 PER SHARE.


FOOD AND AGRICULTURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past 10 years total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

FOOD AND AGRICULTURE      11.85%   18.84%   109.19%   472.31%

FOOD AND AGRICULTURE
(INCL. 3% SALES CHARGE)   8.50%    15.28%   102.91%   455.14%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

FOOD AND AGRICULTURE      18.84%   15.91%   19.06%

FOOD AND AGRICULTURE
(INCL. 3% SALES CHARGE)   15.28%   15.20%   18.70%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
              Select Food & AStandard & Po
     08/31/85        9700.00     10000.00
     09/30/85        9514.77      9687.00
     10/31/85       10245.93     10134.54
     11/30/85       10918.59     10829.77
     12/31/85       11220.80     11353.93
     01/31/86       11172.06     11417.51
     02/28/86       12390.65     12271.54
     03/31/86       13209.55     12956.29
     04/30/86       13696.98     12809.89
     05/31/86       14223.42     13491.37
     06/30/86       15022.81     13719.38
     07/31/86       14174.67     12952.46
     08/31/86       14857.09     13913.54
     09/30/86       13657.99     12762.89
     10/31/86       13960.20     13499.31
     11/30/86       14125.93     13827.34
     12/31/86       13745.73     13474.74
     01/31/87       15422.51     15289.79
     02/28/87       16621.61     15893.74
     03/31/87       17128.54     16353.07
     04/30/87       17070.05     16207.52
     05/31/87       16962.81     16348.53
     06/30/87       17947.44     17174.13
     07/31/87       18600.60     18044.86
     08/31/87       19253.77     18717.93
     09/30/87       19058.79     18308.01
     10/31/87       14759.60     14364.46
     11/30/87       14106.43     13180.83
     12/31/87       14778.42     14183.89
     01/31/88       15356.57     14781.03
     02/29/88       16117.30     15469.83
     03/31/88       16228.87     14991.81
     04/30/88       16279.59     15158.22
     05/31/88       16401.30     15290.10
     06/30/88       17070.74     15991.91
     07/31/88       17192.46     15931.15
     08/31/88       17182.32     15389.49
     09/30/88       17872.04     16045.08
     10/31/88       18703.77     16491.13
     11/30/88       18267.62     16255.31
     12/31/88       18735.24     16539.78
     01/31/89       19701.50     17750.49
     02/28/89       19345.51     17308.50
     03/31/89       20077.83     17711.79
     04/30/89       21115.29     18631.03
     05/31/89       22417.20     19385.59
     06/30/89       22857.67     19275.09
     07/31/89       25038.07     21015.63
     08/31/89       24652.06     21427.54
     09/30/89       24756.39     21339.68
     10/31/89       24506.01     20844.60
     11/30/89       25434.50     21269.83
     12/31/89       26017.15     21780.31
     01/31/90       24207.46     20318.85
     02/28/90       24553.76     20580.96
     03/31/90       25615.00     21126.36
     04/30/90       25514.46     20598.20
     05/31/90       27737.48     22606.52
     06/30/90       28637.23     22452.80
     07/31/90       28625.95     22380.95
     08/31/90       26537.70     20357.71
     09/30/90       25691.11     19366.29
     10/31/90       26300.65     19283.02
     11/30/90       27384.28     20528.70
     12/31/90       28443.78     21101.45
     01/31/91       29260.13     22021.47
     02/28/91       31464.26     23596.01
     03/31/91       33003.65     24167.03
     04/30/91       32502.18     24225.03
     05/31/91       33691.71     25271.56
     06/30/91       32303.58     24114.12
     07/31/91       33655.50     25237.84
     08/31/91       34995.55     25835.97
     09/30/91       34378.89     25404.51
     10/31/91       34390.75     25744.93
     11/30/91       34153.57     24707.41
     12/31/91       38140.18     27533.94
     01/31/92       37571.66     27021.81
     02/29/92       37361.55     27373.09
     03/31/92       36533.49     26839.32
     04/30/92       36113.29     27628.39
     05/31/92       36434.62     27763.77
     06/30/92       36036.26     27350.09
     07/31/92       37428.16     28468.71
     08/31/92       37262.15     27885.10
     09/30/92       37887.87     28214.15
     10/31/92       38296.50     28312.90
     11/30/92       39765.03     29278.37
     12/31/92       40438.49     29638.49
     01/31/93       40451.56     29887.45
     02/28/93       40346.97     30293.92
     03/31/93       41445.20     30933.12
     04/30/93       39835.96     30184.54
     05/31/93       41090.21     30993.49
     06/30/93       40681.21     31083.37
     07/31/93       40176.79     30959.04
     08/31/93       42099.06     32132.38
     09/30/93       41962.73     31884.96
     10/31/93       43544.17     32544.98
     11/30/93       43039.74     32235.80
     12/31/93       44004.13     32625.86
     01/31/94       45334.98     33735.14
     02/28/94       45063.09     32820.92
     03/31/94       42959.48     31389.92
     04/30/94       42479.47     31791.71
     05/31/94       42170.79     32313.10
     06/30/94       42494.17     31521.43
     07/31/94       43919.95     32555.33
     08/31/94       46712.72     33890.10
     09/30/94       46800.91     33059.79
     10/31/94       47682.83     33803.64
     11/30/94       46521.63     32572.51
     12/31/94       46685.73     33055.56
     01/31/95       48653.85     33912.69
     02/28/95       49630.28     35234.27
     03/31/95       50759.28     36274.03
     04/30/95       51868.70     37342.30
     05/31/95       53730.02     38834.87
     06/30/95       55001.92     39737.01
     07/31/95       55606.85     41054.68
     08/31/95       55513.78     41157.73

Let's say you invested $10,000 in Fidelity Select Food and Agriculture Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $55,514 - a 455.14% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                      % OF FUND'S
                                      INVESTMENTS

RalCorp Holdings, Inc.                10.9

Ralston Purina Co.                    8.9

Philip Morris Companies, Inc.         8.7

Pioneer Hi-Bred International, Inc.   7.8

PepsiCo, Inc.                         6.4

RJR Nabisco Holdings Corp.            6.4

Kellogg Co.                           6.0

GoodMark Foods, Inc.                  4.9

DEKALB Genetics Corp. Class B         4.6

General Mills, Inc.                   3.3

TOP INDUSTRIES AS OF AUGUST 31, 1995
Crops 12.6%
Food 12.0%
Cereal Breakfast Foods 10.9%
Soft Drinks 9.5%
Grain Mill Products 8.9%
All Others 46.1%*
Row: 1, Col: 1, Value: 46.1
Row: 1, Col: 2, Value: 8.9
Row: 1, Col: 3, Value: 9.5
Row: 1, Col: 4, Value: 10.9
Row: 1, Col: 5, Value: 12.0
Row: 1, Col: 6, Value: 12.6
* INCLUDES SHORT-TERM INVESTMENTS
FOOD AND AGRICULTURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



William Mankivsky,
Portfolio Manager of Fidelity Select Food and Agriculture Portfolio
Q. BILL, HOW HAS THE FUND PERFORMED?
A. For the six months ended August 31, 1995, the fund had a total return of 11.85%. The Standard & Poor's Composite Index of 500 Stocks returned 16.81% for the same period. For the 12 months ended August 31, 1995, the fund returned 18.84%, while the S&P 500 returned 21.45%.
Q. HOW DO YOU FEEL ABOUT THE FUND'S PERFORMANCE?
A. Given the return of this sector, I'm pleased with it. The stocks in the fund are those of companies that generally have provided consistent earnings growth regardless of the economic backdrop, usually in the high single digits to low teens. So you can see that the fund's return is in line with that kind of expectation. The S&P 500 has provided extraordinary returns - well above its historical annual average of around 12% - driven by exceptional performance in technology, finance and capital goods stocks. It's hard to say whether those stocks can sustain that kind of pace.
Q. WHAT ARE SOME OF THE INVESTMENTS THAT HAVE HELPED THE FUND'S
PERFORMANCE?
A. Philip Morris, the fund's third largest investment at the end of August, has shown good earnings growth despite concerns about litigation. It has divested itself of underperforming food businesses. It's repurchasing about $2 billion worth of stock - which is beneficial to shareholders because it shows the company believes its stock is undervalued - and is continuing its history of significantly increasing dividends . Kellogg has benefited from strong growth in its convenience foods and international sales. It's buying back more than $300 million in stock, and looks like it will buy back $400 million to $500 million more next year. The fund also has benefited from two companies that specialize in corn seed, DEKALB Genetics and Pioneer Hi-Bred. A mediocre corn crop this year should increase demand for high-performance seed in 1996. At the end of the year, we'll probably see record-low corn inventories, which should lead to increased planting. Pioneer has virtually no debt and is buying back shares. DEKALB has ironed out some operating problems and has new high-performance hybrids that should hit the market in the next year or two.
Q. WHAT STOCKS HAVE TURNED IN DISAPPOINTING PERFORMANCES?
A. General Mills is one. It had some problems with pesticide-laced oats last year and has seen a substantial short-term drop in the volume of its cereal sales. I continue to hold the stock because it's relatively cheap and the company is poised to take advantage if the cereal business recovers. If it doesn't succeed, I would suspect it would be a prime candidate for acquisition. RalCorp - which has been a good contributor to performance since it was spun off from Ralston Purina in 1994 - suffered from a poor winter at the ski areas the company owns in Colorado. There has been talk the company may sell the ski areas - which should help the stock
- but RalCorp may hold on to them to get a better price in a few years.
Q. A PRICE-FIXING SCANDAL AT ARCHER-DANIELS-MIDLAND - AN AGRICULTURAL PRODUCTS COMPANY IN WHICH THE FUND ONCE HELD A POSITION - HAS BEEN IN THE NEWS. WHAT ARE THE RAMIFICATIONS FOR THE SECTOR OR THE FUND THERE?
A. I believe it's relevant to the extent that there has been some investigation into the U.S. corn processing industry. However, the questions and problems in the news revolve exclusively around ADM itself, and shouldn't have much of an effect on the sector or the fund.
Q. WHAT'S YOUR OUTLOOK?
A. I wouldn't be surprised if the market slows from the torrid pace it has set so far in 1995. In today's market, those companies that benefit from strong economic growth are showing the best earnings growth. With most of the stocks in the fund, I feel that time is on my side. They tend to show consistent returns in varied economic environments. If the market corrects, the stocks in the fund could do better, relative to the market, because they are seen as safe havens, providing consistent earnings growth no matter what the economy is doing.

FUND FACTS
START DATE: July 29, 1985
TRADING SYMBOL: FDFAX
SIZE: as of August 31, 1995, more than
$116 million
MANAGER: William Mankivsky, since 1993;
manager, Fidelity Select Energy Service
Portfolio, 1991-1994; joined Fidelity in 1991
(checkmark)
FOOD AND AGRICULTURE PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.8%
 SHARES VALUE (NOTE 1)
AGRICULTURE - 12.6%
CROPS - 12.6%
DEKALB Genetics Corp. Class B  127,100 $ 5,068,109
Pioneer Hi-Bred International, Inc.   201,400  8,660,200
Sylvan Foods Holdings, Inc.  (a)  14,900  165,763
  13,894,072
BEVERAGES - 12.2%
MALT BEVERAGE - 2.7%
Anheuser-Busch Companies, Inc.   42,000  2,399,250
Fomento Economico Mexicano SA
 de CV Class B  36,000  99,489
Quilmes Industries SA  28,000  546,000
  3,044,739
SOFT DRINKS - 9.5%
Celestial Seasonings, Inc.  (a)  95,400  1,741,050
Coca-Cola Company (The)  4,000  257,000
Panamerican Beverages, Inc. Class A  28,700  853,825
PepsiCo, Inc.   157,400  7,122,350
Serm Suk Co. Ltd.  38,800  511,342
  10,485,567
TOTAL BEVERAGES   13,530,306
CONGLOMERATES - 2.3%
Whitman Corp.   127,800  2,571,975
FOODS - 47.1%
BAKERY PRODUCTS - 0.4%
Interstate Bakeries Corp.   21,400  417,300
CANNED SPECIALTIES - 0.2%
Campbell Soup Co.   4,000  183,000
CEREAL BREAKFAST FOODS - 10.9%
RalCorp Holdings, Inc.  (a)  531,666  12,028,943
COOKIES & CRACKERS - 2.2%
Nabisco Holdings Class A  85,300  2,441,713
DAIRY - 1.1%
Dean Foods Co.   46,600  1,234,900
FOOD - 12.0%
Chiquita Brands International, Inc.   34,000  535,500
Dole Food, Inc.   32,100  1,051,275
General Mills, Inc.   71,500  3,691,188
Kellogg Co.   98,600  6,655,500
Nestle SA (Reg.)  1,280  1,297,549
  13,231,012
GENERAL FOOD PREPARATIONS - 2.2%
CPC International, Inc.   36,200  2,276,075
Herdez SA de CV Class B (a)  438,846  143,713
  2,419,788
GRAIN MILL PRODUCTS - 8.9%
Ralston Purina Co.   188,900  9,822,800
MEAT & FISH - 8.2%
GoodMark Foods, Inc.   313,400  5,406,150
Hormel (George A) & Co.   62,500  1,500,000
Tyson Foods, Inc.   83,700  2,155,275
  9,061,425
SUGAR & CANDIES - 1.0%
Grist Mill Co.  (a)  4,000  41,500
Tootsie Roll Industries, Inc.   27,472  1,095,446
  1,136,946
TOTAL FOODS   51,977,827

 SHARES VALUE (NOTE 1)
GROCERY STORES - 1.2%
GROCERY - RETAIL - 1.2%
Giant Food, Inc. Class A  43,600 $ 1,357,050
HOUSEHOLD PRODUCTS - 0.2%
COSMETICS - 0.2%
Gillette Co.   4,000  167,000
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
FARM MACHINERY & EQUIPMENT - 0.8%
Case Corp.   24,200  913,550
Deere & Co.   200  17,100
  930,650
RESTAURANTS - 2.3%
Darden Restaurants, Inc.  (a)  237,600  2,435,400
McDonald's Corp.   4,000  146,000
  2,581,400
TOBACCO - 15.1%
CIGARETTES - 6.4%
RJR Nabisco Holdings Corp.   248,020  7,068,570
TOBACCO MANUFACTURERS - 8.7%
Philip Morris Companies, Inc.   129,400  9,656,475
TOTAL TOBACCO   16,725,045
TOTAL COMMON STOCKS
 (Cost $90,949,546)   103,735,325
REPURCHASE AGREEMENTS - 6.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95   $6,912,117  6,911,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $97,860,546)  $ 110,646,325
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $72,062,449 and $169,686,213, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $99,038 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the period for which the loan was outstanding amounted to $2,871,000. The weighted average interest rate paid was 6.1% (see Note 6 of Notes to Financial Statements). INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $97,936,835. Net unrealized appreciation aggregated $12,709,490, of which $14,103,870 related to appreciated investment securities and $1,394,380 related to depreciated investment securities. FOOD AND AGRICULTURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $6,911,000)
(cost $97,860,546) - See                                                                          $ 110,646,325
accompanying schedule

Cash                                                                                                             301

Receivable for investments sold                                                                                     13,090,726

Receivable for fund shares sold                                                                                      264,836

Dividends receivable                                                                                                 310,090

Redemption fees receivable                                                                                          579

Prepaid expenses                                                                                                    17,524

 TOTAL ASSETS                                                                                                        124,330,381

LIABILITIES

Payable for investments purchased                                                                   $ 1,470,462

Payable for fund shares redeemed                                                                     5,985,669

Accrued management fee                                                                                94,330

Other payables and accrued expenses                                                                   125,070

 TOTAL LIABILITIES                                                                                                   7,675,531

NET ASSETS                                                                                                          $ 116,654,850

Net Assets consist of:

Paid in capital                                                                                                    $ 84,320,675

Undistributed net investment income                                                                                  1,223,166

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  18,326,303

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies           12,784,706

NET ASSETS, for 3,259,564 shares outstanding                                                                        $ 116,654,850

NET ASSET VALUE and redemption price per share ($116,654,850 (divided by) 3,259,564 shares)                          $35.79

Maximum offering price per share (100/97.00 of $35.79)                                                               $36.90


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                $ 2,053,081
Dividends

Interest                                                                          554,665

 TOTAL INCOME                                                                     2,607,746

EXPENSES

Management fee                                                     $ 634,693

Transfer agent                                                      676,183
Fees

 Redemption fees                                                    (81,114
                                                                   )

Accounting fees and expenses                                        103,505

Non-interested trustees' compensation                               523

Custodian fees and expenses                                         6,747

Registration fees                                                   17,524

Audit                                                               10,608

Legal                                                               359

Interest                                                            488

Miscellaneous                                                       937

 Total expenses before reductions                                   1,370,453

 Expense reductions                                                 (3,463        1,366,990
                                                                   )

NET INVESTMENT INCOME                                                             1,240,756

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              18,538,465

 Foreign currency transactions                                      (661          18,537,804
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              2,920,955

 Assets and liabilities in foreign currencies                       (1,107        2,919,848
                                                                   )

NET GAIN (LOSS)                                                                   21,457,652

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 22,698,408

OTHER INFORMATION                                                                 $503,868
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                  $1,427
 by FDC

 Exchange fees withheld by FSC                                                    $67,208


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                       $ 1,240,756     $ 456,946
Net investment income

 Net realized gain (loss)                                                                           18,537,804      7,641,023

 Change in net unrealized appreciation (depreciation)                                              2,919,848       1,271,971

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    22,698,408      9,369,940

Distributions to shareholders                                                                      (181,541        (213,103
From net investment income                                                                        )               )

 From net realized gain                                                                            (3,146,388      (5,012,131
                                                                                                  )               )

 TOTAL DISTRIBUTIONS                                                                               (3,327,929      (5,225,234
                                                                                                  )               )

Share transactions                                                                                  72,108,016      177,269,912
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      3,259,492       5,111,970

 Cost of shares redeemed                                                                            (175,258,770    (84,479,607
                                                                                                  )               )

 Paid in capital portion of redemption fees                                                        45,643          72,669

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             (99,845,619     97,974,944
                                                                                                   )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           (80,475,140     102,119,650
                                                                                                  )

NET ASSETS

 Beginning of period                                                                                 197,129,990     95,010,340

 End of period (including undistributed net investment income of $1,223,166 and $245,442,
respectively)                                                                                       $ 116,654,850   $ 197,129,990

OTHER INFORMATION
Shares

 Sold                                                                                                2,110,734       5,597,630

 Issued in reinvestment of distributions                                                             98,743          172,511

 Redeemed                                                                                            (5,009,096      (2,728,534
                                                                                                    )               )

 Net increase (decrease)                                                                             (2,799,619      3,041,607
                                                                                                    )



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                          $ 32.53     $ 31.49     $ 30.86    $ 29.22     $ 27.87     $ 22.84

Income from Investment Operations

 Net investment income                                        .21         .15         .09        .05         .13         .21

 Net realized and unrealized gain (loss)                      3.59        2.80        3.29       3.26        2.89        5.78

 Total from investment operations                             3.80        2.95        3.38       3.31        3.02        5.99

Less Distributions                                            (.03)       (.08)       (.06)      (.10)       (.11)       (.27)
From net investment income

 From net realized gain                                       (.52)       (1.85)      (2.70)     (1.57)      (1.59)      (.79)

 Total distributions                                          (.55)       (1.93)      (2.76)     (1.67)      (1.70)      (1.06)

Redemption fees added to paid in capital                      .01         .02         .01        -           .03         .10

Net asset value, end of period                                $ 35.79     $ 32.53     $ 31.49    $ 30.86     $ 29.22     $ 27.87

TOTAL RETURN B, C                                             11.85%      10.14%      11.69%     11.72%      11.11%      27.39%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 116,655   $ 197,130   $ 95,010   $ 108,377   $ 108,922   $ 64,490

Ratio of expenses to average net assets                       1.31% A     1.68%       1.64%      1.67% A     1.83%       2.22%

Ratio of expenses to average net assets before                1.31% A     1.70%       1.65%      1.67% A     1.83%       2.22%
expense reductions

Ratio of net investment income to average net assets          1.19% A     .49%        .29%       .21% A      .46%        .85%

Portfolio turnover rate                                       80% A       126%        96%        515% A      63%         124

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF
NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


LEISURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTHS   YEAR     YEARS     YEARS

LEISURE                   21.00%   24.23%   160.63%   354.52%

LEISURE
(INCL. 3% SALES CHARGE)   17.37%   20.51%   152.81%   340.89%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

LEISURE                   24.23%   21.12%   16.35%

LEISURE
(INCL. 3% SALES CHARGE)   20.51%   20.38%   15.99%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
             Select LeisureStandard & Poor'
    08/31/85       9700.00        10000.00
    09/30/85       9034.19         9687.00
    10/31/85       9516.75        10134.54
    11/30/85      10316.94        10829.77
    12/31/85      10848.36        11353.93
    01/31/86      11220.97        11417.51
    02/28/86      12387.66        12271.54
    03/31/86      13364.99        12956.29
    04/30/86      13768.14        12809.89
    05/31/86      14666.06        13491.37
    06/30/86      15008.12        13719.38
    07/31/86      13571.64        12952.46
    08/31/86      14018.52        13913.54
    09/30/86      12653.40        12762.89
    10/31/86      13302.29        13499.31
    11/30/86      13137.01        13827.34
    12/31/86      12555.45        13474.74
    01/31/87      13877.73        15289.79
    02/28/87      15371.40        15893.74
    03/31/87      15555.05        16353.07
    04/30/87      15200.00        16207.52
    05/31/87      15824.40        16348.53
    06/30/87      16503.90        17174.13
    07/31/87      17722.11        18044.86
    08/31/87      18089.40        18717.93
    09/30/87      17697.62        18308.01
    10/31/87      12647.28        14364.46
    11/30/87      11765.77        13180.83
    12/31/87      13270.65        14183.89
    01/31/88      13474.92        14781.03
    02/29/88      14652.87        15469.83
    03/31/88      15143.12        14991.81
    04/30/88      15238.44        15158.22
    05/31/88      14843.52        15290.10
    06/30/88      15834.93        15991.91
    07/31/88      15966.60        15931.15
    08/31/88      15342.91        15389.49
    09/30/88      16410.12        16045.08
    10/31/88      16410.12        16491.13
    11/30/88      15779.49        16255.31
    12/31/88      16721.97        16539.78
    01/31/89      18149.54        17750.49
    02/28/89      17858.48        17308.50
    03/31/89      18697.00        17711.79
    04/30/89      19757.28        18631.03
    05/31/89      20741.34        19385.59
    06/30/89      20938.01        19275.09
    07/31/89      22695.10        21015.63
    08/31/89      22877.11        21427.54
    09/30/89      23024.11        21339.68
    10/31/89      21365.03        20844.60
    11/30/89      21617.04        21269.83
    12/31/89      21940.53        21780.31
    01/31/90      19279.72        20318.85
    02/28/90      19108.77        20580.96
    03/31/90      19257.42        21126.36
    04/30/90      18506.75        20598.20
    05/31/90      20037.83        22606.52
    06/30/90      19807.42        22452.80
    07/31/90      19123.64        22380.95
    08/31/90      16916.21        20357.71
    09/30/90      15310.80        19366.29
    10/31/90      15132.42        19283.02
    11/30/90      16336.48        20528.70
    12/31/90      17050.97        21101.45
    01/31/91      18004.51        22021.47
    02/28/91      19386.00        23596.01
    03/31/91      19708.85        24167.03
    04/30/91      19761.41        24225.03
    05/31/91      20444.65        25271.56
    06/30/91      19295.91        24114.12
    07/31/91      20219.41        25237.84
    08/31/91      20429.64        25835.97
    09/30/91      20955.20        25404.51
    10/31/91      21585.89        25744.93
    11/30/91      20549.77        24707.41
    12/31/91      22667.06        27533.94
    01/31/92      23177.61        27021.81
    02/29/92      23988.49        27373.09
    03/31/92      23500.46        26839.32
    04/30/92      23763.25        27628.39
    05/31/92      23905.90        27763.77
    06/30/92      23538.00        27350.09
    07/31/92      23650.62        28468.71
    08/31/92      23312.76        27885.10
    09/30/92      23770.76        28214.15
    10/31/92      23950.95        28312.90
    11/30/92      25580.22        29278.37
    12/31/92      26346.05        29638.49
    01/31/93      26999.25        29887.45
    02/28/93      26856.60        30293.92
    03/31/93      28253.11        30933.12
    04/30/93      27616.39        30184.54
    05/31/93      29600.15        30993.49
    06/30/93      30396.77        31083.37
    07/31/93      31209.02        30959.04
    08/31/93      33356.79        32132.38
    09/30/93      35020.33        31884.96
    10/31/93      36957.23        32544.98
    11/30/93      35582.66        32235.80
    12/31/93      36766.87        32625.86
    01/31/94      37149.02        33735.14
    02/28/94      36831.92        32820.92
    03/31/94      34604.12        31389.92
    04/30/94      34673.88        31791.71
    05/31/94      34306.91        32313.10
    06/30/94      32856.95        31521.43
    07/31/94      34127.91        32555.33
    08/31/94      35488.37        33890.10
    09/30/94      35479.42        33059.79
    10/31/94      35354.11        33803.64
    11/30/94      33841.49        32572.51
    12/31/94      34253.21        33055.56
    01/31/95      34879.74        33912.69
    02/28/95      36437.11        35234.27
    03/31/95      37394.80        36274.03
    04/30/95      37726.09        37342.30
    05/31/95      38456.10        38834.87
    06/30/95      39943.15        39737.01
    07/31/95      42718.99        41054.68
    08/31/95      44088.88        41157.73

Let's say you invested $10,000 in Fidelity Select Leisure Portfolio on August 31, 1985 and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $44,089 - a 340.89% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                                   % OF FUND'S
                                                   INVESTMENTS

News Corp. Ltd. sponsored ADR (vtg.) (Pfd. Reg.)   2.4

Omnicom Group, Inc.                                2.2

Viacom, Inc. Class B (non-vtg.)                    2.2

Silver King Communications, Inc.                   2.1

Citicasters, Inc.                                  2.0

Meredith Corp.                                     1.7

Sierra On-Line, Inc.                               1.6

WPP Group PLC ADR                                  1.5

TCI Group Class A                                  1.4

American Express Co.                               1.3

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 60.8
Row: 1, Col: 2, Value: 4.0
Row: 1, Col: 3, Value: 4.2
Row: 1, Col: 4, Value: 5.3
Row: 1, Col: 5, Value: 12.5
Row: 1, Col: 6, Value: 13.2
Cable TV Operators 13.2%
Television Broadcasting 12.5%
Newspapers 5.3%
Advertising Agencies 4.2%
Prepackaged Computer
Software 4.0%
All Others 60.8%*
* INCLUDES SHORT-TERM INVESTMENTS
LEISURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Deborah Wheeler,
Portfolio Manager of
Fidelity Select Leisure
Portfolio
Q. DEBORAH, HOW DID THE FUND PERFORM?
A. Quite well. The fund returned 21.00% during the six months ended August 31, 1995, compared to a 16.81% gain for the S&P 500. For the 12 months ended August 31, 1995, the fund rose 24.23%, compared to a gain of 21.45% for the S&P 500.
Q. WHAT HELPED THE FUND OUTPACE THE MARKET?
A. The fund's excess return came during the most recent three months, when it climbed 14.65% versus 5.98% for the S&P 500. That surge was led by strong gains in many entertainment and broadcasting stocks, which together accounted for almost half of the fund's holdings at the start of the period.
Q. WHAT DROVE THE RECENT GAINS IN BROADCASTING AND ENTERTAINMENT STOCKS?
A. Broadcasting companies continued to benefit from a strong advertising environment and regulatory changes that have relaxed ownership limits on radio and television stations. That helped such companies as News Corp., which owns Fox Broadcasting and its television stations; it remained the fund's largest holding at the end of the period. The fund also held entertainment companies such as Walt Disney, which benefited from improving earnings and expansion of its valuation - the increase of its price relative to earnings. Finally, many broadcasting and entertainment stocks were driven higher by a series of acquisitions and mergers. The biggest deal was Disney's agreement to acquire Capital Cities/ABC. I sold most of the fund's stake in Disney to take profits. Discussions about a possible acquisition of Turner Broadcasting by Time Warner also drew investors' attention to companies in the sector.
Q. WHAT OTHER FACTORS HELPED THE FUND?
A. The fund held a 4.2% stake in advertising and marketing firms at the end of the period. Their commission income continued to climb as strong demand for advertising boosted prices. The fund also has maintained about a 14% investment in shares of cable systems operators and firms that manufacture cable-related equipment. Such stocks posted strong gains after the Senate followed the House in passing a bill to deregulate cable prices. Investors apparently believed the new rules would lead to higher profits for cable system operators. That perception helped the performance of the fund's investment in operators such as Cablevision and TCA Cable.
Q. WHAT SIGNIFICANT CHANGES HAVE YOU MADE IN THE FUND'S PORTFOLIO?
A. I increased the fund's stake in consumer electronics and software. I invested in shares of two Japanese consumer electronics companies - Matsushita and Sony. They have suffered greatly from the yen's strong performance during the past five years, which has reduced demand for Japanese exports. I'm betting that the Japanese cannot afford to support their currency anymore. A declining yen would stimulate demand for Japanese exports, including consumer electronics. Moreover, those companies have done massive restructuring during recent years, and are much leaner as a result. I more than doubled the fund's investment in companies that make educational and entertainment software. I think demand for such software will soar in the coming year, particularly with the explosive growth in multimedia personal computers and new game player platforms. Software companies that can place their programs on retailers' shelves would make excellent acquisition targets for publishing and media conglomerates - and even if they aren't bought out, these companies should enjoy rapid earnings growth. At the same time, I've taken profits in sectors such as entertainment, which shrank from 13% to 7% of the fund's investments during the six-month period.
Q. CASH ACCOUNTED FOR SOME 20% OF THE FUND'S ASSETS AT THE END OF AUGUST.
WHY?
A. A good deal of money flowed into the fund in the past two months to take advantage of the surge in broadcasting and entertainment stocks. The inflow accounted for more than half of the growth of the fund's assets, which climbed from $69 million to $112 million during the period. I will continue to invest that cash in a deliberate fashion as I find attractively valued stocks of companies with good fundamentals.
Q. WHAT IS YOUR STRATEGY GOING FORWARD?
A. I'm currently not inclined to increase investments in broadcasting or entertainment stocks, which are trading at relatively high valuations right now. I'll probably maintain a significant stake in cable and advertising stocks, which should continue to perform well during the next year given the relatively stable economy and favorable political climate. I also will look for bargains in different groups on a company-by-company basis. In general, my favorite choice will continue to be reasonably priced shares of companies that I think can produce above- average earnings growth in the current environment.


FUND FACTS
START DATE: May 8, 1984
TRADING SYMBOL: FDLSX
SIZE: as of August 31, 1995, more than
$112 million
MANAGER: Deborah Wheeler, since 1992;
manager, Fidelity Select Food and Agriculture
Portfolio, 1991-1993; Fidelity Select Retailing
Portfolio, 1989-1991; Fidelity Select Housing
Portfolio, 1986-1988; joined Fidelity in 1986
(checkmark)
LEISURE PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 78.2%
 SHARES VALUE (NOTE 1)
ADVERTISING - 4.7%
ADVERTISING - 0.5%
Cordiant PLC Sponsored ADR  (a)  115,000 $ 589,371
ADVERTISING AGENCIES - 4.2%
ADVO-Systems, Inc.   18,500  344,563
Interpublic Group of Companies, Inc.   4,500  174,938
Omnicom Group, Inc.   40,100  2,516,275
WPP Group PLC ADR  325,000  1,706,250
  4,742,026
TOTAL ADVERTISING   5,331,397
AIR TRANSPORTATION - 0.5%
AIR TRANSPORT, MAJOR NATIONAL - 0.5%
KLM Royal Dutch Airlines  18,487  612,382
BEVERAGES - 0.4%
SOFT DRINKS - 0.4%
Emvasa del Valle de Enah Ord.  (a)  41,600  49,840
PepsiCo, Inc.   8,441  381,955
  431,795
BROADCASTING - 29.7%
CABLE TV OPERATORS - 13.2%
American Telecasting, Inc.  (a)  27,500  295,625
Bell Cablemedia PLC ADR  (a)  1,000  19,000
BET Holdings, Inc. Class A  (a)  17,200  316,050
CAI Wireless Systems, Inc.  (a)  33,600  357,000
Cablemaxx, Inc.  (a)  15,300  109,013
Cablevision Systems Corp.   19,000  1,244,500
Century Communications Corp.
 Class A  (a)  33,500  330,813
Comcast Corp. Class A   21,000  448,875
Cox Communications, Inc. Class A  (a)  5,000  98,750
Gaylord Entertainment Co. Class A  (a)  40,500  1,123,875
International Family Entertainment
 Class B  (a)  2,000  36,250
Liberty Media Group, Series A  13,875  368,555
NTN Communications, Inc. (a)  100  575
Nynex CableComms Group
 ADR Units (a)  1,000  18,063
People's Choice TV Corp.   (a)  14,500  279,125
Preferred Entertainment, Inc.  (a)  37,600  526,400
TCA Cable TV, Inc.   34,000  1,075,250
TCI Group Class A  85,500  1,581,750
Time Warner, Inc.   4,283  180,421
Turner Broadcasting System, Inc. Class B  46,100  1,417,575
Valuevision International, Inc.  (a)  126,900  864,506
Viacom, Inc. Class B:
 (non-vtg.) (a)  49,855  2,424,199
 (warrants C) (a)  172,000  731,000
 (warrants E) (a)  70,000  490,000
Videotron Holdings PLC
 sponsored ADR  (a)  35,000  511,875
  14,849,045
RADIO BROADCASTING - 4.0%
American Radio Systems Corp.
 Class A  (a)  11,300  322,050
Clear Channel Communications, Inc. (a)   12,225  912,291
EZ Communications, Inc. Class A  (a)  32,400  656,100
Emmis Broadcasting Corp. Class A  (a)  48,000  1,464,000
Evergreen Media Corp. Class A  (a)  3,858  130,208
Grupo Radio Centro SA de CV
 sponsored ADR  29,400  246,225
Heftel Broadcasting Corp. Class A  (a)  30,000  562,500

 SHARES VALUE (NOTE 1)


Infinity Broadcasting Corp. Class A (a) 4,150 $ 148,881 Saga Communications, Inc. Class A (a) 5,000 85,000
  4,527,255
TELEVISION BROADCASTING - 12.5%
Australis Media Ltd.  (a)   300,000  175,815
BHC Communications, Inc. Class A  3,400  308,550
British Sky Broadcasting Group
 sponsored ADR  (a)  10,000  317,500
CBS, Inc.   505  40,274
Capital Cities/ABC, Inc.   9,100  1,046,500
Carlton Communications  25,000  402,948
Chris-Craft Industries, Inc. (a) 15,030 676,350 Citicasters, Inc. (a) 59,000 2,256,750
Granite Broadcasting Corp. (a)   2,200  28,875
Groupo Televisa GDS (b)  44,000  1,045,000
Heritage Media Corp. Class A  (a)  25,500  720,375
Home Shopping Network, Inc.  (a)  61,300  643,650
Jacor Communications, Inc. Class A (a)  15,200  252,700
Lin Television Corp.  (a)   10,500  383,250
Multimedia, Inc. (a)   15,300  650,250
New World Communications Group, Inc.
 Class A  (a)  21,100  490,575
Renaissance Communications Corp.  (a)   34,300  1,269,100
Scandinavian Broadcasting Corp. (a)  8,100  219,713
Silver King Communications, Inc. (a) 65,700 2,385,731 Sinclair Broadcast Group, Inc.
 Class A  (a)  22,400  677,600
Westwood One, Inc.   (a)  3,000  55,500
  14,047,006
TOTAL BROADCASTING   33,423,306
CELLULAR - 2.5%
CELLULAR & COMMUNICATION SERVICES - 2.5%
AirTouch Communications, Inc. (a)   20,000  650,000
Cellular Communications, Inc.:
 Class P  19,000  1,068,560
 Series A (redeemable)  (a)  9,600  523,200
International Cabletel, Inc.  (a)  20,000  540,000
Rogers Communications, Inc. Class B  (a)  2,000  20,462
  2,802,222
COMMUNICATIONS EQUIPMENT - 0.4%
TELEPHONE EQUIPMENT - 0.4%
Ericsson (L.M.) Telephone Co.
 Class B ADR  20,000  425,000
COMPUTER SERVICES & SOFTWARE - 4.2%
COMPUTER SERVICES - 0.2%
UUNET Technologies, Inc.  (a)  6,000  272,250
PREPACKAGED COMPUTER SOFTWARE - 4.0%
Broderbund Software, Inc.  (a)  6,000  441,750
Edmark Corp.  (a)  15,000  600,000
Electronic Arts, Inc.  (a)  14,000  532,000
Maxis, Inc.  (a)  14,200  520,075
Netscape Communications Corp.  (a)  200  9,900
Sierra On-Line, Inc.  (a)  47,000  1,833,000
Spectrum Holobyte, Inc.  (a)  34,500  595,125
  4,531,850
TOTAL COMPUTER SERVICES & SOFTWARE   4,804,100
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONSUMER ELECTRONICS - 2.3%
APPLIANCES - 1.2%
Matsushita Electric Industrial Co. Ltd.   89,000 $ 1,397,332
RADIOS, TELEVISIONS, STEREOS - 1.1%
Sony Corp.   23,200  1,271,298
TOTAL CONSUMER ELECTRONICS   2,668,630
CREDIT & OTHER FINANCE - 1.3%
FINANCIAL SERVICES - 1.3%
American Express Co.   37,200  1,501,950
DRUGS & PHARMACEUTICALS - 0.2%
BIOTECHNOLOGY - 0.2%
Idexx Laboratories    8,000  271,000
ELECTRICAL EQUIPMENT - 3.2%
ELECTRICAL MACHINERY - 1.4%
Amphenol Corp. Class A  (a)  35,500  869,750
Philips Electronics NV  16,900  760,500
  1,630,250
TV & RADIO COMMUNICATION EQUIPMENT - 1.8%
Avid Technology, Inc. (a)  17,000  675,750
California Amplifier, Inc. (a)  32,300  468,350
Pinnacle Systems  (a)  4,100  109,675
Scientific-Atlanta, Inc.   37,200  744,000
  1,997,775
TOTAL ELECTRICAL EQUIPMENT   3,628,025
ELECTRONICS - 0.3%
ELECTRONIC COMPONENTS & ACCESSORIES - 0.3%
General Cable PLC Sponsored ADR (a)  21,500  306,375
General Cable PLC (a)  10,000  28,051
  334,426
ENTERTAINMENT - 5.0%
AMUSEMENT - 0.0%
Iwerks Entertainment, Inc.  (a)  200  1,000
Mountasia Entertainment International (a)  6,000  44,250
  45,250
AMUSEMENT & RECREATION SERVICES - 0.6%
IMAX Corp.  (a)  45,000  714,375
MOTION PICTURE DISTRIBUTION - 0.1%
All American Communications (a)  2,500  30,938
Savoy Pictures Entertainment, Inc.  (a)  5,000  45,000
  75,938
MOTION PICTURE PRODUCTION - 1.5%
Cinergi Pictures Entertainment, Inc.  (a)  86,400  410,400
Disney (Walt) Co.   12,200  684,725
Samuel Goldwyn Company  (a)  500  3,875
King World Productions, Inc.  (a)   100  3,800
Spelling Entertainment Group, Inc.   45,000  590,625
  1,693,425
MOVIE THEATERS - 1.7%
AMC Entertainment, Inc.  (a)  53,900  875,875
Carmike Cinemas, Inc. Class A  (a)  11,600  237,800
Cineplex Odeon Corp.  (a)  255,100  493,516
GC Companies, Inc.  (a)  500  16,750
Regal Cinemas, Inc.  (a)  9,800  333,200
  1,957,141
RECORDS & CDS - 0.2%
PolyGram NV ADR  4,200  257,250

 SHARES VALUE (NOTE 1)

RECREATIONAL SERVICES - 0.9%
Cedar Fair LP (depositary units)  6,000 $ 182,250
Discovery Zone, Inc. (a)  100  756
Granada Group  PLC  85,000  818,721
  1,001,727
TOTAL ENTERTAINMENT   5,745,106
FOODS - 0.2%
CEREAL BREAKFAST FOODS - 0.2%
RalCorp Holdings, Inc.  (a)  9,800  221,725
GENERAL MERCHANDISE STORES - 1.6%
DEPARTMENT STORES - 0.8%
Federated Department Stores, Inc.   10,000  270,000
May Department Stores Co. (The)  5,000  211,875
Younkers, Inc.  (a)   23,800  410,550
  892,425
GENERAL MERCHANDISE STORES - 0.8%
Dayton Hudson Corp.   5,000  365,625
Wal-Mart Stores, Inc.   20,000  492,500
  858,125
TOTAL GENERAL MERCHANDISE STORES   1,750,550
HOUSEHOLD PRODUCTS - 0.0%
MANUFACTURED PRODUCTS - 0.0%
Windmere Corp. (warrants)  (a)  845  -
LEISURE DURABLES & TOYS - 2.2%
MOTORCYCLES - 0.2%
Harley Davidson, Inc.   8,400  233,100
SPORTING & ATHLETIC GOODS - 0.8%
Coleman, Inc.   (a)  24,000  906,000
TOYS & GAMES - 1.2%
Hasbro, Inc.   24,000  777,000
Mattel, Inc.   375  10,875
Namco Ltd.   6,900  179,139
Toy Biz, Inc. Class A  (a)  14,700  367,500
  1,334,514
TOTAL LEISURE DURABLES & TOYS   2,473,614
LODGING & GAMING - 5.3%
HOTELS, MOTELS, & TOURIST COURTS - 2.7%
Hospitality Franchise Systems, Inc.   4,600  215,625
Host Marriott Corp.  (a)  60,000  690,000
La Quinta Motor Inns, Inc.   30,100  903,000
Marriott International, Inc.   30,600  1,086,300
Mirage Resorts, Inc.  (a)  3,400  116,875
  3,011,800
RACING & GAMING - 2.6%
Grand Casinos, Inc.  (a)  10,000  366,250
International Speedway Corp.   1,700  353,600
Players International, Inc.  (a)  66,150  1,397,419
Speedway Motorsports  (a)  500  12,438
WMS Industries, Inc.  (a)  36,900  839,475
  2,969,182
TOTAL LODGING & GAMING   5,980,982
PHOTOGRAPHIC EQUIPMENT - 0.4%
Eastman Kodak Co.   7,000  403,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PRINTING - 0.0%
COMMERCIAL PRINTING - 0.0%
Valassis Communications, Inc.  (a)  1,000 $ 14,875
PUBLISHING - 7.0%
NEWSPAPERS - 5.3%
Belo (A.H.) Corp. Class A  5,200  182,650
News International PLC  150,000  767,151
News Corp. Ltd.:
 ADR  7,900  179,725
 sponsored ADR (vtg.)(Pfd. Reg.)  135,000  2,733,750
Pulitzer Publishing Co.   20,000  970,000
Scripps (E.W.) Co. Class A  33,400  1,123,075
  5,956,351
PERIODICALS - 1.7%
Meredith Corp.   49,900  1,958,575
TOTAL PUBLISHING   7,914,926
RESTAURANTS - 0.5%
RESTAURANTS - 0.5%
Rainforest Cafe, Inc.  (a)  30,000  547,500
RETAIL & WHOLESALE, MISCELLANEOUS - 1.7%
DURABLE GOODS - WHOLESALE - 0.6%
Sodak Gaming, Inc.  (a)  34,400  619,200
LUMBER & BUILDING MATERIALS - RETAIL - 0.7%
Lowe's Companies, Inc.   23,000  764,750
RETAIL, GENERAL - 0.4%
Sotheby's Holdings, Inc. Class A  32,500  450,938
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   1,834,888
SERVICES - 1.3%
GENERAL SERVICES - 0.3%
Children's Discovery Centers of
 America, Inc.  (a)   4,100  55,350
Flextech PLC (a)  35,000  238,669
  294,019
MANAGEMENT CONSULTING SERVICES - 0.9%
Dimac Corp.  (a)  52,000  994,500
PUBLIC RELATIONS SERVICES - 0.1%
True North Communications  3,000  64,500
TOTAL SERVICES   1,353,019
TELEPHONE SERVICES - 0.9%
SBC Communications, Inc.   19,000  961,875
TEXTILES & APPAREL - 1.4%
APPAREL - 0.8%
Warnaco Group, Inc. Class A  40,000  870,000
FOOTWEAR - 0.6%
Nine West Group, Inc.  (a)  15,000  639,375
TOTAL TEXTILES & APPAREL   1,509,375
TOBACCO - 1.0%
TOBACCO MANUFACTURERS - 1.0%
Philip Morris Companies, Inc.   15,000  1,119,375
TOTAL COMMON STOCKS
 (Cost $74,306,735)   88,065,418
CONVERTIBLE PREFERRED STOCKS - 0.9%
 SHARES VALUE (NOTE 1)
ENTERTAINMENT - 0.9%
MOTION PICTURE PRODUCTION - 0.9%
Time Warner Financing Trust $.31
 (Cost $968,347)  28,600 $ 968,825
CONVERTIBLE BONDS - 0.6%
 PRINCIPAL
 AMOUNT
ENTERTAINMENT - 0.6%
RECREATIONAL SERVICES - 0.6%
Discovery Zone, Inc. liquid yield option
 notes 0%, 10/14/13
 (Cost $660,531)  $ 1,960,000  627,200
REPURCHASE AGREEMENTS - 20.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95 (Note 3) $ 22,783,683  22,780,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $98,715,613)  $ 112,441,443
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,045,000 or 0.9% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $58,776,438 and $47,297,762, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $25,971 for the period (see
Note 5 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   86.0%
United Kingdom   5.1
Australia   2.7
Japan   2.5
Netherlands    1.5
Mexico   1.2
Others (individually less than 1%)   1.0
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $98,788,075. Net unrealized appreciation aggregated $13,653,368, of which $15,435,182 related to appreciated investment securities and $1,781,814 related to depreciated investment securities. LEISURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $22,780,000) (cost $98,715,613) - See       $ 112,441,443
accompanying schedule

Cash                                                                                                                 64

Receivable for investments sold                                                                                      51,335

Receivable for fund shares sold                                                                                      2,943,301

Dividends receivable                                                                                                 35,476

Redemption fees receivable                                                                                           956

Other receivables                                                                                                    33,989

Prepaid expenses                                                                                                     3,858

 TOTAL ASSETS                                                                                                        115,510,422

LIABILITIES

Payable for investments purchased                                                                    $ 1,949,334

Payable for fund shares redeemed                                                                      632,928

Accrued management fee                                                                                50,255

Other payables and accrued expenses                                                                   106,293

 TOTAL LIABILITIES                                                                                                   2,738,810

NET ASSETS                                                                                                          $ 112,771,612

Net Assets consist of:

Paid in capital                                                                                                     $ 93,089,645

Accumulated net investment (loss)                                                                                   (129,506
                                                                                                                   )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  6,085,793

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies          13,725,680

NET ASSETS, for 2,305,334 shares outstanding                                                                        $ 112,771,612

NET ASSET VALUE and redemption price per share ($112,771,612 (divided by) 2,305,334 shares)                         $48.92

Maximum offering price per share (100/97.00 of $48.92)                                                              $50.43


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 207,212
Dividends

Interest                                                                         272,621

 TOTAL INCOME                                                                    479,833

EXPENSES

Management fee                                                     $ 229,319

Transfer agent                                                      352,743
Fees

 Redemption fees                                                    (15,605
                                                                   )

Accounting fees and expenses                                        37,539

Non-interested trustees' compensation                               365

Custodian fees and expenses                                         12,666

Registration fees                                                   8,177

Audit                                                               9,846

Legal                                                               251

Miscellaneous                                                       488

 Total expenses before reductions                                   635,789

 Expense reductions                                                 (3,611       632,178
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                     (152,345
                                                                                )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              6,833,128

 Foreign currency transactions                                      33           6,833,161

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              7,644,624

 Assets and liabilities in                                          (158         7,644,466
 foreign currencies                                                )

NET GAIN (LOSS)                                                                  14,477,627

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 14,325,282

OTHER INFORMATION                                                                $235,842
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                 $8,982
 by FDC

 Exchange fees withheld by FSC                                                   $10,410


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                          $ (152,345      $ (380,902
Net investment income (loss)                                                                        )               )

 Net realized gain (loss)                                                                            6,833,161       203,901

 Change in net unrealized appreciation (depreciation)                                                7,644,466       (3,201,870
                                                                                                                    )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     14,325,282      (3,378,871
                                                                                                                    )

Distributions to shareholders                                                                        (315,836        (8,699,446
From net realized gain                                                                              )               )

 In excess of net realized gain                                                                      (159,238        -
                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                                 (475,074        (8,699,446
                                                                                                    )               )

Share transactions                                                                                   46,378,032      28,459,652
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       464,539         8,558,337

 Cost of shares redeemed                                                                             (17,515,496     (61,250,156
                                                                                                    )               )

 Paid in capital portion of redemption fees                                                          25,099          46,644

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             29,352,174      (24,185,523
                                                                                                                    )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            43,202,382      (36,263,840
                                                                                                                    )

NET ASSETS

 Beginning of period                                                                                 69,569,230      105,833,070

 End of period (including accumulated net investment loss of $129,506 and $68,073, respectively)    $ 112,771,612   $ 69,569,230

OTHER INFORMATION
Shares

 Sold                                                                                                985,607         715,555

 Issued in reinvestment of distributions                                                             11,103          219,557

 Redeemed                                                                                            (400,330        (1,562,185
                                                                                                    )               )

 Net increase (decrease)                                                                             596,380         (627,073)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                            $ 40.71     $ 45.30    $ 35.77     $ 31.65    $ 26.32    $ 24.90

Income from Investment Operations

 Net investment income (loss)                                   (.09)       (.21)      (.29)       (.11)      (.08)      .08

 Net realized and unrealized gain (loss)                        8.58        (.48)      12.98       4.21       5.40       1.55

 Total from investment operations                               8.49        (.69)      12.69       4.10       5.32       1.63

Less Distributions                                              -           -          -           -          -          (.23)
From net investment income

 From net realized gain                                         (.19)       (3.93)     (3.26)      -          -          -

 In excess of net realized gain                                 (.10)       -          -           -          -          -

 Total distributions                                            (.29)       (3.93)     (3.26)      -          -          (.23)

Redemption fees added to paid in capital                        .01         .03        .10         .02        .01        .02

Net asset value, end of period                                  $ 48.92     $ 40.71    $ 45.30     $ 35.77    $ 31.65    $ 26.32

TOTAL RETURN B, C                                               21.00%      (1.07)%    37.14%      13.02%     20.25%     6.78%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                         $ 112,772   $ 69,569   $ 105,833   $ 44,824   $ 40,051   $ 40,727

Ratio of expenses to average net assets                         1.66% A     1.62%      1.53%       1.90% A    2.21%      2.27%

Ratio of expenses to average net assets before                  1.67% A     1.64%      1.55%       1.90% A    2.21%      2.27%
expense reductions

Ratio of net investment income (loss) to average net            (.40)%      (.52)%     (.69)%      (.39)%     (.28)%     .34%
assets                                                          A                                  A

Portfolio turnover rate                                          137% A      103%       170%        109% A     45%        75%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF
NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


MULTIMEDIA PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

MULTIMEDIA                24.12%   31.27%   225.61%   357.10%

MULTIMEDIA
(INCL. 3% SALES CHARGE)   20.39%   27.33%   215.85%   343.38%

S&P 500                   16.81%   21.45%   102.17%   201.52%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on June 30, 1986. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

MULTIMEDIA                31.27%   26.33%   18.01%

MULTIMEDIA
(INCL. 3% SALES CHARGE)   27.33%   25.86%   17.62%

S&P 500                   21.45%   15.12%   12.78%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select MultimedStandard & Poor's
    06/30/86        9700.00          10000.00
    07/31/86        9253.80           9488.77
    08/31/86        9777.60          10192.84
    09/30/86        9263.50           9349.89
    10/31/86        9700.00           9889.38
    11/30/86        9777.60          10129.69
    12/31/86        9486.60           9871.39
    01/31/87       10621.50          11201.06
    02/28/87       11911.60          11643.50
    03/31/87       11872.80          11980.00
    04/30/87       11688.50          11873.38
    05/31/87       12231.70          11976.68
    06/30/87       12745.80          12581.50
    07/31/87       13725.50          13219.38
    08/31/87       13715.80          13712.46
    09/30/87       13386.00          13412.16
    10/31/87       10660.30          10523.18
    11/30/87        9923.10           9656.07
    12/31/87       11377.70          10390.90
    01/31/88       11566.11          10828.35
    02/29/88       12340.67          11332.96
    03/31/88       12874.49          10982.77
    04/30/88       13031.50          11104.68
    05/31/88       12811.69          11201.29
    06/30/88       13254.20          11715.43
    07/31/88       13232.54          11670.91
    08/31/88       12734.43          11274.10
    09/30/88       13535.74          11754.37
    10/31/88       13687.34          12081.14
    11/30/88       13579.06          11908.38
    12/31/88       14432.31          12116.78
    01/31/89       16155.73          13003.73
    02/28/89       16122.38          12679.94
    03/31/89       16878.46          12975.38
    04/30/89       18012.59          13648.80
    05/31/89       18879.86          14201.58
    06/30/89       19266.45          14120.63
    07/31/89       20732.13          15395.72
    08/31/89       20709.75          15697.48
    09/30/89       20385.29          15633.12
    10/31/89       19009.12          15270.43
    11/30/89       19121.00          15581.95
    12/31/89       19129.10          15955.91
    01/31/90       16589.03          14885.27
    02/28/90       16170.05          15077.29
    03/31/90       16012.93          15476.84
    04/30/90       15253.52          15089.92
    05/31/90       16706.86          16561.19
    06/30/90       16562.84          16448.57
    07/31/90       15646.32          16395.93
    08/31/90       13616.88          14913.74
    09/30/90       12451.59          14187.44
    10/31/90       11914.77          14126.44
    11/30/90       13145.53          15039.00
    12/31/90       14114.42          15458.59
    01/31/91       14873.82          16132.59
    02/28/91       15973.65          17286.07
    03/31/91       16405.72          17704.39
    04/30/91       16968.73          17746.88
    05/31/91       17060.38          18513.55
    06/30/91       15711.78          17665.63
    07/31/91       16300.98          18488.84
    08/31/91       16811.61          18927.03
    09/30/91       17832.88          18610.95
    10/31/91       18736.30          18860.33
    11/30/91       17453.17          18100.26
    12/31/91       19456.43          20170.93
    01/31/92       19967.06          19795.75
    02/29/92       21079.98          20053.10
    03/31/92       20543.16          19662.06
    04/30/92       20857.39          20240.13
    05/31/92       21171.63          20339.30
    06/30/92       21250.19          20036.25
    07/31/92       21302.56          20855.73
    08/31/92       21014.51          20428.19
    09/30/92       20883.58          20669.24
    10/31/92       21224.00          20741.58
    11/30/92       22769.00          21448.87
    12/31/92       23639.18          21712.69
    01/31/93       24116.74          21895.08
    02/28/93       24222.86          22192.85
    03/31/93       25177.98          22661.12
    04/30/93       24526.88          22112.72
    05/31/93       26198.86          22705.34
    06/30/93       27021.36          22771.19
    07/31/93       28032.64          22680.10
    08/31/93       30419.26          23539.68
    09/30/93       31147.38          23358.43
    10/31/93       33480.06          23841.94
    11/30/93       31295.13          23615.45
    12/31/93       32626.91          23901.19
    01/31/94       33092.22          24713.83
    02/28/94       32667.96          24044.09
    03/31/94       30669.84          22995.77
    04/30/94       30684.72          23290.11
    05/31/94       31813.18          23672.07
    06/30/94       31102.09          23092.10
    07/31/94       31859.55          23849.53
    08/31/94       33776.38          24827.36
    09/30/94       33544.50          24219.09
    10/31/94       34301.96          24764.01
    11/30/94       33219.88          23862.11
    12/31/94       33933.14          24215.98
    01/31/95       34316.74          24843.91
    02/28/95       35723.30          25812.07
    03/31/95       37992.97          26573.79
    04/30/95       38872.06          27356.38
    05/31/95       39079.85          28449.82
    06/30/95       40582.31          29110.71
    07/31/95       42979.84          30076.02
    08/31/95       44338.45          30151.51

Let's say you invested $10,000 in Fidelity Select Multimedia Portfolio on June 30, 1986, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $44,338 - a 343.38% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $30,152 over the same period - a 201.52% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                  % OF FUND'S
                                  INVESTMENTS

Viacom, Inc. Class B (non-vtg.)   8.6

Meredith Corp.                    7.6

NYNEX Corp.                       4.9

Scripps (E.W.) Co. Class A        4.1

AirTouch Communications, Inc.     3.5

TCI Group Class A                 3.2

AT&T Corp.                        3.1

Disney (Walt) Co.                 2.6

California Amplifier, Inc.        2.6

Scientific-Atlanta, Inc.          2.5

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 43.9
Row: 1, Col: 2, Value: 7.8
Row: 1, Col: 3, Value: 9.199999999999999
Row: 1, Col: 4, Value: 9.199999999999999
Row: 1, Col: 5, Value: 9.9
Row: 1, Col: 6, Value: 20.0
Cable TV Operators 20.0%
Telephone Services 9.9%
Newspapers 9.2%
TV & Radio Communication
Equipment 9.2%
Periodicals 7.8%
All Others 43.9%*
* INCLUDES SHORT-TERM INVESTMENTS
MULTIMEDIA PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Stephen DuFour,
Portfolio Manager of
Fidelity Select Multimedia Portfolio
Q. STEVE, HOW HAS THE FUND PERFORMED?
A. It has done very well. The fund had a total return of 24.12% from March 1, 1995, through August 31, 1995. During the same period, the Standard & Poor's Composite Index of 500 Stocks returned 16.81%. For the 12 months ended August 31, 1995, the fund rose 31.27%, while the S&P 500 was up 21.45%.
Q. WHAT HELPED THE FUND TOP THE RETURNS OF THE BROAD MARKET?
A. A very strong climate for television network and print advertising. In addition, the value of television stations has gone up dramatically due to new regulations currently under discussion in Congress. A year ago, a company could own TV stations that, in sum, covered 25% of the U.S. If the proposed legislation passes, broadcast companies would be able to own TV assets that reach up to 35% of the country. This has been a very positive move for a number of the fund's stocks, including News Corp. and Pulitzer Publishing.
Q. ARE THERE OTHER STOCKS THAT HAVE PERFORMED WELL OVER THE PERIOD?
A. Meredith has been the fund's strongest performer during the period. It has done a great job diversifying the mix of its magazines by focusing on those that are more dependent on subscriptions, rather than magazines that are dependent on advertising. That helps protect the company if and when there is an economic slowdown.
Q. ARE YOU FOLLOWING ANY PARTICULAR THEMES?
A. Yes. First of all, let me remind investors that multimedia can be separated broadly into five different industries: newspapers, publishing, equipment, cable and content. Content refers to the movie studios primarily, but includes any company that produces programming. I have focused the fund's investments on the content and equipment side and invested less in newspapers, publishing and cable. In addition, I've avoided owning the stocks of companies that have high fixed costs associated with maintaining equipment. That's because companies with high fixed costs have to put a lot of money back into the business every year. Viacom, the fund's largest position at the end of August, sold its capital-intensive cable business and is focusing on its recently acquired Paramount and Blockbuster Video businesses.
Q. THERE HAS BEEN A LOT OF MERGER AND ACQUISITION ACTIVITY IN THE SECTOR - DISNEY JOINING FORCES WITH CAPITAL CITIES/ABC, FOR EXAMPLE. WHAT HAS THIS MEANT TO THE SECTOR AND THE FUND?
A. The merger activity seen in the media industry is an indication of the battle going on within the sector. Looking out over the next five or 10 years, the question remains whether the content side of the industry or the distribution side, such as cable or networks, will perform better. For example, if you order a pay-per-view movie at your house five years from now and pay $5 for it, will $4 go to Viacom or another content company, with the distribution company - the cable operator - receiving $1? Or, will Viacom get $1 and the cable company $4? Some cable companies such as Time Warner and TCI are expanding their cable presence to gain leverage over content providers. The Disney/ABC merger is an attempt by Disney to get into the distribution side, again to gain a competitive advantage. For the moment, it's hard to predict how the battle will play out.
Q. LET'S TAKE A LOOK AT WHICH STOCKS DIDN'T PERFORM AS WELL AS YOU WOULD HAVE HOPED.
A. Cable equipment providers have struggled for two reasons. First, the cash flow for cable companies has slowed because new regulations have capped or decreased subscriber rates. Second, the new telecommunications bill being debated in Congress makes it uncertain whether cable companies or telephone companies will gain the upper hand in bringing voice, data and video into the home. As a result, investments such as General Instruments - which the fund no longer owns - and Scientific-Atlanta haven't performed well.
Q. WHAT DO YOU SEE LOOKING OUT OVER THE NEXT SIX MONTHS?
A. The industry is changing so rapidly that it's difficult to predict. The demand for entertainment and information continues to grow, which should benefit the large media properties that are the leading providers of content. With increasing competition, a new telecommunications bill in Congress and additional auctions of frequencies for TV and wireless cable coming up, the road ahead may be rocky. But long term, the outlook for the industry looks very good.

FUND FACTS
START DATE: June 30, 1986
TRADING SYMBOL: FBMPX
SIZE: as of August 31, 1995, more than
$93 million
MANAGER: Stephen DuFour, since 1993;
manager, Fidelity Select Transportation
Portfolio, since December 1994; equity
analyst, media, 1992-1993; joined Fidelity in
1992
(checkmark)

MULTIMEDIA PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 84.8%
 SHARES VALUE (NOTE 1)
BEVERAGES - 0.5%
DISTILLED BEVERAGES - 0.5%
Seagram Co. Ltd.   11,900 $ 438,298
BROADCASTING - 27.4%
CABLE TV OPERATORS - 20.0%
ACS Enterprises, Inc. (a)  82,000  1,486,250
CAI Wireless Systems, Inc. (a)  63,100  670,438
Cablemaxx, Inc. (a)  26,500  188,813
Gaylord Entertainment Co. Class A (a)  33,000  915,750
People's Choice TV Corp. (a)  116,100  2,234,925
Preferred Entertainment, Inc. (a)  54,600  764,400
TCI Group Class A  155,000  2,867,500
Liberty Media Group, Series A  28,750  763,672
Viacom, Inc. Class B (a):
 (non-vtg.)  159,984  7,779,222
 (warrants)  125,000  531,250
  18,202,220
RADIO BROADCASTING - 1.6%
Grupo Radio Centro SA de CV
 sponsored ADR (a)  176,900  1,481,533
TELEVISION BROADCASTING - 5.8%
British Sky Broadcasting Group ADR (a)  9,200  292,100
Central European Media Class C (a)  55,000  1,381,875
Citicasters, Inc. (a)  13,300  508,725
Groupo Televisa GDS (b)  63,100  1,498,625
Heritage Media Corp. Class A (a)  20,300  573,475
Jacor Communications, Inc. Class A (a)  15,200  252,700
New World Communications Group,
 Inc. Class A (a)  30,300  704,475
Sinclair Broadcast Group, Inc. Class A (a) 1,000  30,250
  5,242,225
TOTAL BROADCASTING   24,925,978
CELLULAR - 4.9%
CELLULAR & COMMUNICATION SERVICES - 4.9%
AirTouch Communications, Inc. (a)  98,400  3,198,000
Vodafone Group PLC sponsored ADR  30,300  1,268,813
  4,466,813
COMMUNICATIONS EQUIPMENT - 3.8%
TELEPHONE EQUIPMENT - 3.8%
Ericsson (L.M.) Telephone Co.
 Class B ADR  80,000  1,710,000
Nokia Corp. AB sponsored ADR  25,000  1,734,375
  3,444,375
COMPUTER SERVICES & SOFTWARE - 3.7%
COMPUTER SERVICES - 1.1%
Reuters Holdings PLC ADR Class B  20,000  1,047,500
PREPACKAGED COMPUTER SOFTWARE - 2.6%
Electronic Arts, Inc. (a)  42,000  1,596,000
Oracle Systems Corp. (a)  19,000  762,375
  2,358,375
TOTAL COMPUTER SERVICES & SOFTWARE   3,405,875

 SHARES VALUE (NOTE 1)
COMPUTERS & OFFICE EQUIPMENT - 2.9%
COMPUTER EQUIPMENT - WHOLESALE - 0.0%
Beamscope Canada, Inc. (a)  500 $ 5,581
ELECTRONIC COMPUTERS - 2.1%
International Business Machines Corp.   18,100  1,871,088
MINI & MICRO COMPUTERS - 0.8%
Compaq Computer Corp. (a)  16,000  764,000
TOTAL COMPUTERS & OFFICE EQUIPMENT   2,640,669
CONSUMER ELECTRONICS - 0.6%
RADIOS, TELEVISIONS, STEREOS - 0.6%
Sony Corp. ADR  9,300  512,663
CREDIT & OTHER FINANCE - 0.0%
FINANCIAL SERVICES - 0.0%
Benpress Holdings Corp. GDR (a)  486  3,524
ELECTRICAL EQUIPMENT - 9.2%
TV & RADIO COMMUNICATION EQUIPMENT - 9.2%
C-COR Electronics, Inc. (a)  49,400  1,580,800
California Amplifier, Inc. (a)  164,200  2,380,900
Leitch Technology (a)  88,200  1,337,159
Ortel Corp. (a)  47,100  765,375
Scientific-Atlanta, Inc.   113,300  2,266,000
  8,330,234
ELECTRONICS - 0.8%
SEMICONDUCTORS - 0.8%
Motorola, Inc.   10,000  747,500
ENTERTAINMENT - 3.0%
MOTION PICTURE PRODUCTION - 3.0%
Alliance Communications Corp. (a):
 Class A (vtg.)   12,500  134,864
 Class B (non-vtg.)   12,500  120,912
Cinergi Pictures Entertainment, Inc. (a)  4,900  23,275
Disney (Walt) Co.   42,900  2,407,763
  2,686,814
MEDICAL FACILITIES MANAGEMENT - 0.0%
HEALTH SERVICES - 0.0%
Lambert Communications, Inc. (a)  150,000  7,032
PUBLISHING - 16.9%
BOOK PUBLISHING & PRINTING - 0.2%
Nelson Thomas, Inc.   5,425  138,338
NEWSPAPERS - 8.9%
Belo (A.H.) Corp. Class A  10,000  351,250
Gannett Co., Inc.   15,000  802,500
News Corp. Ltd. (vtg.) sponsored ADR
 (Pfd. Reg.)  41,700  844,425
Pulitzer Publishing Co.   43,050  2,087,925
Scripps (E.W.) Co. Class A  111,200  3,739,100
Washington Post Co. Class B  1,000  287,375
  8,112,575
PERIODICALS - 7.8%
Marvel Entertainment Group, Inc. (a)  16,400  235,750
Meredith Corp.   175,500  6,888,375
  7,124,125
TOTAL PUBLISHING   15,375,038
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 1.2%
GENERAL SERVICES - 1.2%
Flextech PLC (a)  160,000 $ 1,091,059
TELEPHONE SERVICES - 9.9%
AT&T Corp.   50,000  2,825,000
Frontier Corp.   19,000  529,625
NYNEX Corp.   100,000  4,500,000
SBC Communications, Inc.   22,400  1,134,000
Telephone & Data Systems, Inc.   810  33,210
  9,021,835
TOTAL COMMON STOCKS
 (Cost $67,699,272)   77,097,707
NONCONVERTIBLE PREFERRED STOCKS - 0.3%
PUBLISHING - 0.3%
NEWSPAPERS - 0.3%
News Corp. Ltd. (ltd. vtg.)
 (Cost $176,252)  50,353  259,532
REPURCHASE AGREEMENTS - 14.9%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 13,586,196  13,584,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $81,459,524)  $ 90,941,239
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,498,625 or 1.6% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $134,891,907 and $107,331,976, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $50,460 for the period
(see Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $7,608,000 and $1,754,000, respectively. The weighted average interest rate paid was 6.5% (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   83.3%
United Kingdom   4.1
Mexico   3.3
Canada   2.2
Finland   1.9
Sweden   1.9
Bermuda   1.5
Australia   1.2
Others (individually less than 1%)   0.6
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $81,464,212. Net unrealized appreciation aggregated $9,477,027, of which $12,321,270 related to appreciated investment securities and $2,844,243 related to depreciated investment securities. MULTIMEDIA PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $13,584,000) (cost $81,459,524) - See        $ 90,941,239
accompanying schedule

Cash                                                                                                                 679

Receivable for investments sold                                                                                      87,500

Receivable for fund shares sold                                                                                     4,760,278

Dividends receivable                                                                                                  42,806

Redemption fees receivable                                                                                            273

Other receivables                                                                                                     687

Prepaid expenses                                                                                                      537

 TOTAL ASSETS                                                                                                        95,833,999

LIABILITIES

Payable for investments purchased                                                                    $ 1,620,117

Payable for fund shares redeemed                                                                       463,104

Accrued management fee                                                                                 41,043

Other payables and accrued expenses                                                                    102,069

 TOTAL LIABILITIES                                                                                                    2,226,333

NET ASSETS                                                                                                          $ 93,607,666

Net Assets consist of:

Paid in capital                                                                                                     $ 74,382,473

Undistributed net investment income                                                                                  36,433

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  9,707,045

Net unrealized appreciation (depreciation) on investments                                                            9,481,715

NET ASSETS, for 3,374,261 shares outstanding                                                                         $ 93,607,666

NET ASSET VALUE and redemption price per share ($93,607,666 (divided by) 3,374,261 shares)                            $27.74

Maximum offering price per share (100/97.00 of $27.74)                                                                $28.60


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                             $ 269,677
Dividends

Interest                                                                                       472,693

 TOTAL INCOME                                                                                  742,370

EXPENSES

Management fee                                                                   $ 301,172

Transfer agent                                                                    403,242
Fees

 Redemption fees                                                                  (74,141
                                                                                 )

Accounting fees and expenses                                                      49,540

Non-interested trustees' compensation                                             207

Custodian fees and expenses                                                       12,204

Registration fees                                                                 11,970

Audit                                                                             8,748

Legal                                                                             115

Interest                                                                          1,893

Miscellaneous                                                                     378

 Total expenses before reductions                                                 715,328

 Expense reductions                                                               (9,391       705,937
                                                                                 )

NET INVESTMENT INCOME                                                                          36,433

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            9,873,487

 Foreign currency transactions                                                    (29          9,873,458
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                  7,276,896

NET GAIN (LOSS)                                                                                17,150,354

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 17,186,787

OTHER INFORMATION                                                                              $526,723
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                               $895
 by FDC

 Exchange fees withheld by FSC                                                                 $63,877


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                        $ 36,433        $ (21,240
Net investment income (loss)                                                                                      )

 Net realized gain (loss)                                                                          9,873,458       713,620

 Change in net unrealized appreciation (depreciation)                                              7,276,896       (46,862
                                                                                                                  )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   17,186,787      645,518

Distributions to shareholders from net realized gains                                              -               (5,781,614
                                                                                                                  )

Share transactions                                                                                 173,402,210     35,047,458
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     -               5,728,603

 Cost of shares redeemed                                                                           (135,189,849    (46,707,859
                                                                                                  )               )

 Paid in capital portion of redemption fees                                                        51,413          48,397

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           38,263,774      (5,883,401
                                                                                                                  )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          55,450,561      (11,019,497
                                                                                                                  )

NET ASSETS

 Beginning of period                                                                               38,157,105      49,176,602

 End of period (including undistributed net investment income of $36,433 and $0, respectively)    $ 93,607,666    $ 38,157,105

OTHER INFORMATION
Shares

 Sold                                                                                              7,053,126       1,606,026

 Issued in reinvestment of distributions                                                           -               293,006

 Redeemed                                                                                          (5,385,757      (2,252,403
                                                                                                  )               )

 Net increase (decrease)                                                                           1,667,369       (353,371)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 22.35    $ 23.87    $ 18.26    $ 15.93    $ 12.96    $ 11.65

Income from Investment Operations

 Net investment income (loss)                            .01        (.01)      (.10)      (.07)      (.17)      (.05)

 Net realized and unrealized gain (loss)                 5.37       1.67       6.28       2.61       3.08       1.29

 Total from investment operations                        5.38       1.66       6.18       2.54       2.91       1.24

Less Distributions                                       -          (3.21)     (.65)      (.23)      -          -
From net realized gain

Redemption fees added to paid in capital                 .01        .03        .08        .02        .06        .07

Net asset value, end of period                          $ 27.74    $ 22.35    $ 23.87    $ 18.26    $ 15.93    $ 12.96

TOTAL RETURN B, C                                        24.12%     9.35%      34.86%     16.14%     22.92%     11.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 93,608   $ 38,157   $ 49,177   $ 16,647   $ 8,393    $ 5,177

Ratio of expenses to average net assets                  1.42% A    2.03%      1.63%      2.49% A    2.49%      2.53%

Ratio of expenses to average net assets before           1.44% A    2.05%      1.66%      2.54% A    2.78%      2.77%
expense reductions

Ratio of net investment income (loss) to average net     .07% A     (.07)%     (.42)%     (.52)%     (1.22)%    (.43)%
assets                                                                                   A

Portfolio turnover rate                                  273% A     107%       340%       70% A      111%       150%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
(SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


RETAILING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

RETAILING                 10.12%   2.77%    146.79%   329.78%

RETAILING
(INCL. 3% SALES CHARGE)   6.82%    -0.31%   139.38%   316.88%

S&P 500                   16.81%   21.45%   102.17%   265.41%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on December 16, 1985. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

RETAILING                 2.77%    19.80%   16.19%

RETAILING
(INCL. 3% SALES CHARGE)   -0.31%   19.07%   15.83%

S&P 500                   21.45%   15.12%   14.27%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select RetailStandard & Po
    12/16/85      9700.00     10000.00
    12/31/85      9506.00     10080.42
    01/31/86      9583.60     10136.87
    02/28/86     10252.90     10895.11
    03/31/86     11174.40     11503.06
    04/30/86     11378.10     11373.07
    05/31/86     12668.20     11978.12
    06/30/86     12978.60     12180.55
    07/31/86     11271.40     11499.66
    08/31/86     11271.40     12352.93
    09/30/86     10446.90     11331.35
    10/31/86     11368.40     11985.16
    11/30/86     11678.80     12276.40
    12/31/86     10854.30     11963.36
    01/31/87     11756.40     13574.82
    02/28/87     13124.10     14111.03
    03/31/87     13521.80     14518.83
    04/30/87     13104.70     14389.62
    05/31/87     13337.50     14514.81
    06/30/87     14065.00     15247.80
    07/31/87     14773.10     16020.87
    08/31/87     15102.90     16618.45
    09/30/87     14026.20     16254.50
    10/31/87      9835.80     12753.28
    11/30/87      9156.80     11702.41
    12/31/87     10055.27     12592.97
    01/31/88     10690.46     13123.13
    02/29/88     11928.52     13734.67
    03/31/88     12079.25     13310.27
    04/30/88     12456.05     13458.01
    05/31/88     12100.78     13575.09
    06/30/88     13166.59     14198.19
    07/31/88     13048.17     14144.24
    08/31/88     13015.87     13663.33
    09/30/88     13780.24     14245.39
    10/31/88     14070.92     14641.41
    11/30/88     13877.14     14432.04
    12/31/88     13947.18     14684.60
    01/31/89     14636.88     15759.52
    02/28/89     14439.82     15367.10
    03/31/89     15129.52     15725.16
    04/30/89     15983.43     16541.29
    05/31/89     17089.13     17211.21
    06/30/89     16784.90     17113.11
    07/31/89     18138.52     18658.42
    08/31/89     19018.37     19024.13
    09/30/89     18973.25     18946.13
    10/31/89     18059.56     18506.58
    11/30/89     18172.36     18884.12
    12/31/89     18065.92     19337.33
    01/31/90     16654.93     18039.80
    02/28/90     17235.15     18272.51
    03/31/90     18646.14     18756.73
    04/30/90     18382.40     18287.82
    05/31/90     20835.15     20070.88
    06/30/90     20571.41     19934.40
    07/31/90     19727.45     19870.61
    08/31/90     16892.29     18074.30
    09/30/90     15006.58     17194.08
    10/31/90     14307.68     17120.15
    11/30/90     16259.33     18226.11
    12/31/90     17157.06     18734.62
    01/31/91     18822.54     19551.45
    02/28/91     20567.32     20949.38
    03/31/91     22708.65     21456.35
    04/30/91     23025.88     21507.85
    05/31/91     24942.51     22436.99
    06/30/91     24149.42     21409.37
    07/31/91     25695.94     22407.05
    08/31/91     27057.40     22938.10
    09/30/91     26766.60     22555.03
    10/31/91     26264.31     22857.27
    11/30/91     25762.03     21936.12
    12/31/91     28846.71     24445.61
    01/31/92     30446.30     23990.92
    02/29/92     31910.32     24302.81
    03/31/92     31273.20     23828.90
    04/30/92     29998.96     24529.47
    05/31/92     30622.52     24649.67
    06/30/92     29193.09     24282.39
    07/31/92     30491.82     25275.53
    08/31/92     29800.11     24757.39
    09/30/92     30689.45     25049.52
    10/31/92     32792.82     25137.20
    11/30/92     35277.34     25994.38
    12/31/92     35214.99     26314.11
    01/31/93     35457.95     26535.14
    02/28/93     34114.52     26896.02
    03/31/93     36744.21     27463.53
    04/30/93     34635.18     26798.91
    05/31/93     36553.66     27517.12
    06/30/93     35674.97     27596.92
    07/31/93     35850.71     27486.53
    08/31/93     37490.94     28528.27
    09/30/93     38633.24     28308.61
    10/31/93     39233.68     28894.59
    11/30/93     39614.45     28620.10
    12/31/93     39804.05     28966.40
    01/31/94     38030.76     29951.26
    02/28/94     39439.90     29139.58
    03/31/94     38616.58     27869.09
    04/30/94     39788.22     28225.82
    05/31/94     37824.93     28688.72
    06/30/94     37508.27     27985.85
    07/31/94     38141.59     28903.78
    08/31/94     40564.04     30088.84
    09/30/94     39772.39     29351.66
    10/31/94     39946.55     30012.07
    11/30/94     38553.25     28919.03
    12/31/94     37809.10     29347.90
    01/31/95     37508.27     30108.89
    02/28/95     37856.60     31282.24
    03/31/95     38284.09     32205.38
    04/30/95     36795.79     33153.82
    05/31/95     37444.94     34478.98
    06/30/95     39835.72     35279.93
    07/31/95     42273.99     36449.81
    08/31/95     41688.18     36541.30

Let's say you invested $10,000 in Fidelity Select Retailing Portfolio on December 16, 1985, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $41,688 - a 316.88% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $36,541 over the same period - a 265.41% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                    % OF FUND'S
                                    INVESTMENTS

Nine West Group, Inc.               8.1

Lowe's Companies, Inc.              7.2

Federated Department Stores, Inc.   5.9

Dayton Hudson Corp.                 5.6

May Department Stores Co. (The)     4.3

Talbots, Inc.                       4.1

Wal-Mart Stores, Inc.               3.7

Vons Companies, Inc.                3.4

Tandy Corp.                         3.1

Hudsons Bay Co. Ord.                3.1

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 41.6
Row: 1, Col: 2, Value: 8.1
Row: 1, Col: 3, Value: 8.300000000000001
Row: 1, Col: 4, Value: 9.9
Row: 1, Col: 5, Value: 12.9
Row: 1, Col: 6, Value: 19.4
Department Stores 19.4%
General Merchandise
Stores 12.9%
Grocery - Retail 9.9%
Lumber & Building
Materials - Retail 8.3%
Footwear 8.1%
All Others 41.4%
RETAILING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




Erin Sullivan,
Portfolio Manager of Fidelity Select Retailing
Portfolio
Q. HOW HAS THE FUND BEEN PERFORMING, ERIN?
A. It did pretty well during the period, but the sector as a whole continues to lag the market by a substantial margin. For the six months ended August 31, 1995, the fund showed a 10.12% gain, compared with a total return of 16.81% for the S&P 500. In the 12-month comparison also ended August 31, the fund returned 2.77%, well behind the S&P's 21.45% gain for the period.
Q. WAS EXCESS CAPACITY STILL THE MAIN REASON FOR THIS UNDERPERFORMANCE?
A. Yes, I think that was still the case. There continued to be a significant over-supply of retail stores, and this continues to make it difficult for many retailers to deliver strong results. Competition has been extremely intense as retailers fight for market share. While there has been progress in some segments of the industry to reduce capacity, we are still very early in that process. In addition, general economic activity has been somewhat slow and demand for apparel has been weak. These factors also have made it a tough environment for retailers.
Q. YET YOU DID MANAGE TO FIND OPPORTUNITIES WITHIN THIS ENVIRONMENT . . .
A. A few. When I took over the fund about six months ago, I began to reposition it, scaling back on some of the more thinly-traded names and buying or adding to names where I saw healthier prospects. Nine West, a shoe manufacturer, was a consolidation story that I got excited about when the company acquired a unit of U.S. Shoe. I increased the fund's holdings in this stock, which appreciated more than 50% during the period. I also found that department stores were a fairly stable place to be in the last six months. Federated Department Stores, which acquired Macy's last year, started to come through in spite of a tough apparel environment, and Proffitts, a regional department store that has begun consolidating its local market in the southeastern U.S., also helped.
Q. WHERE ELSE DID YOU FIND OPPORTUNITY?
A. There was some selective opportunity within specialty apparel. On the manufacturing side, Kellwood benefited from its private label contract with Wal-Mart Stores, and Tommy Hilfiger saw a lot of growth of its brand in department store sales. Both these names did quite well. And on the retailing side, Talbots, the women's specialty apparel store, and Gymboree, a mall-based retailer of children's clothing, did very well in the period. The fund also benefited from its holdings in Sunglass Hut, a mall-based seller of sunglasses that has been expanding its franchise, and from Circuit City, a service-oriented consumer electronics chain that has been gaining market share. By the end of August, the fund no longer had positions in Gymboree and Circuit City due to profit taking.
Q. WHERE DID YOU RUN INTO DIFFICULTIES?
A. Unfortunately, Old American Stores and Ann Taylor, two of our top holdings at the beginning of the period, had some difficulties. Old American, a craft supplies retailer, had to make some inventory adjustments during the period, fell out of favor with the market and became a very thinly traded stock that took a long time to pare down. The problems at AnnTaylor, which was down nearly 25% during the period, were the result of sluggish apparel sales at a time when the company had committed to increasing its floor space substantially. I have eliminated the fund's holdings in AnnTaylor.
Q. WHAT'S YOUR VIEW OF THE INDUSTRY AS YOU LOOK OUT SIX MONTHS OR SO?
A. I think excess capacity and a slowing economy could continue to make it a difficult environment for retailers in general. The fall apparel season is starting off slowly, and I expect there to be con-tinuing weakness in this area. I think the off-price segment will continue to have difficulties as well. And I believe that, in general, we'll be seeing more retailers close their doors. That's why I'm tending to favor larger companies that have the financial strength to make acquisitions or close down stores. Also on the plus side, I think that demand is still pretty strong in the consumer electronics segment and would expect some continuing benefit from new products such as the recent introduction of Microsoft's Windows 95.
Q. SO WHAT WILL BE YOUR STRATEGY GOING FORWARD?
A. I'm pretty happy with how the fund is currently positioned, which is to be somewhat defensive in light of the continuing difficult environment, while selectively picking stocks whose fundamentals and market positioning look strongest.

FUND FACTS
START DATE: December 16, 1985
TRADING SYMBOL: FSRPX
SIZE: as of August 31, 1995, more than
$40 million
MANAGER: Erin Sullivan, since February 1995;
equity analyst, medical technology and hospital supply industries, 1993-1995; analyst, initial public offerings, 1991-1992; joined Fidelity in 1991
(checkmark)
RETAILING PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 99.8%
 SHARES VALUE (NOTE 1)
APPAREL STORES - 6.4%
GENERAL APPAREL STORES - 1.7%
Claire's Stores, Inc.   30,000 $ 648,748
WOMEN'S CLOTHING STORES - 4.7%
Cache, Inc. (a)  64,100  232,363
Talbots, Inc.   47,400  1,635,300
  1,867,663
TOTAL APPAREL STORES   2,516,411
COMPUTER SERVICES & SOFTWARE - 0.9%
COMPUTER & SOFTWARE STORES - 0.9%
CompUSA, Inc. (a)  10,000  370,000
DRUG STORES - 2.5%
Eckerd Corp. (a)  3,900  142,838
Revco (D.S.), Inc. (a)  42,900  847,275
   990,113
GENERAL MERCHANDISE STORES - 35.0%
DEPARTMENT STORES - 19.2%
Carson Pirie Scott & Co. (a)  29,072  523,296
Federated Department Stores, Inc. (a)  86,000  2,322,000
Hudsons Bay Co. Ord.   60,000  1,205,402
May Department Stores Co. (The)  40,000  1,695,000
Proffitts, Inc. (a)  35,000  923,125
Sears, Roebuck & Co.   200  6,475
Younkers, Inc. (a)  52,400  903,900
  7,579,198
GENERAL MERCHANDISE STORES - 12.9%
Dayton Hudson Corp.   30,000  2,193,750
Dollar General Corp.   21,875  574,219
Price/Costco, Inc. (a)  51,100  862,313
Wal-Mart Stores, Inc.   60,000  1,477,500
  5,107,782
VARIETY STORES - 2.9%
Consolidated Stores Corp. (a)  35,000  770,000
Mac Frugals Bargains Closeouts, Inc. (a)  21,000  351,750
  1,121,750
TOTAL GENERAL MERCHANDISE STORES   13,808,730
GROCERY STORES - 11.8%
GROCERIES & RELATED PRODUCTS - WHOLESALE - 0.4%
Provigo, Inc.   25,000  148,815
GROCERIES, GENERAL LINE - WHOLESALE - 1.5%
Metro Richelieu, Inc. Class A  43,300  592,014
GROCERY - RETAIL - 9.9%
Albertson's, Inc.   10,000  318,750
Giant Food, Inc. Class A  30,000  933,750
Safeway, Inc. (a)  20,700  815,063
Stop & Shop Companies, Inc. (a)  20,000  485,000
Vons Companies, Inc. (a)  60,800  1,360,400
  3,912,963
TOTAL GROCERY STORES   4,653,792
LEASING & RENTAL - 0.6%
EQUIPMENT RENTAL & LEASING - 0.6%
Renters Choice, Inc. (a)  9,000  256,500

 SHARES VALUE (NOTE 1)
LEISURE DURABLES & TOYS - 1.3%
BOAT DEALERS - RETAIL - 1.3%
West Marine, Inc. (a)  19,500 $ 511,875
RETAIL & WHOLESALE, MISCELLANEOUS - 24.3%
JEWELRY STORES - 3.0%
Friedmans, Inc. Class A (a)  24,100  560,325
Tiffany & Co., Inc.   15,000  641,250
  1,201,575
LUMBER & BUILDING MATERIALS - RETAIL - 8.3%
Lowe's Companies, Inc.   85,300  2,836,225
Wickes Lumber Co. (a)  31,500  433,125
  3,269,350
MUSIC, TV, & ELECTRONIC STORES - 5.3%
InterTan, Inc. (a)  44,500  411,625
Rex Stores Corp. (a)  24,600  424,350
Sound Advice, Inc. (warrants) (a)  50  -
Tandy Corp.   20,000  1,242,500
  2,078,475
PAINT, VARNISH & SUPPLIES - WHOLESALE - 1.4%
Finish Line, Inc. Class A (a)  66,600  557,775
RETAIL, GENERAL - 3.8%
Old American Stores, Inc. (a)  4,000  43,000
Pier 1 Imports, Inc.   34,600  320,050
Sunglass Hut International, Inc. (a)  27,000  1,147,500
  1,510,550
SEWING STORES - 1.6%
Fabri-Centers of America, Inc. (a):
 Class A  25,000  340,625
 Class B (non-vtg)  25,000  284,375
  625,000
SPORTING GOODS & BIKES STORES - 0.9%
Forzani Group Ltd. Class A (a)  60,300  342,116
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   9,584,841
SERVICES - 0.3%
GENERAL SERVICES - 0.3%
Regis Corp.   5,800  117,088
TEXTILES & APPAREL - 16.7%
APPAREL - 5.6%
Fila Holding Spa sponsored ADR   19,600  656,600
Kellwood Co.   54,600  1,146,600
Warnaco Group, Inc. Class A  20,000  435,000
  2,238,200
FOOTWEAR - 8.1%
Nine West Group, Inc. (a)  75,200  3,205,400
MEN'S & BOYS' CLOTHING - 3.0%
Tommy Hilfiger (a)  35,000  1,172,500
TOTAL TEXTILES & APPAREL   6,616,100
TOTAL COMMON STOCKS
 (Cost $36,663,261)   39,425,450
NONCONVERTIBLE CORPORATE BONDS - 0.2%
 PRINCIPAL
 AMOUNT
GENERAL MERCHANDISE STORES - 0.2%
DEPARTMENT STORES - 0.2%
Carson Pirie Scott & Co. 13%,
 3/28/05 (Cost $75,110)  $ 80,332 $ 80,332
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $36,738,371)  $ 39,505,782
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $42,262,690 and $37,099,656, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $30,743 for the period (see Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $411,625 and $445,000, respectively (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $36,798,313. Net unrealized appreciation aggregated $2,707,469, of which $3,940,923 related to appreciated investment securities and $1,233,454 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $3,124,000 which will expire on February 28, 2003.
RETAILING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value                                                                                   $ 39,505,782
(cost $36,738,371) - See accompanying schedule

Receivable for investments sold                                                                                       9,378,964

Receivable for fund shares sold                                                                                      84,062

Dividends receivable                                                                                                  62,908

Interest receivable                                                                                                  4,409

Redemption fees receivable                                                                                           379

Other receivables                                                                                                   5,368

Prepaid expenses                                                                                                     7,301

 TOTAL ASSETS                                                                                                        49,049,173

LIABILITIES

Payable to custodian bank                                                                              $ 272,471

Payable for investments purchased                                                                        522,200

Payable for fund shares redeemed                                                                        7,191,038

Accrued management fee                                                                                  25,766

Other payables and                                                                                       53,641
accrued expenses

Collateral on securities loaned,                                                                         445,000
at value

 TOTAL LIABILITIES                                                                                                   8,510,116

NET ASSETS                                                                                                          $ 40,539,057

Net Assets consist of:

Paid in capital                                                                                                     $ 41,099,115

Accumulated net investment (loss)                                                                                    (74,439
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   (3,253,041
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies            2,767,422

NET ASSETS, for 1,539,407 shares outstanding                                                                        $ 40,539,057

NET ASSET VALUE and redemption price per share ($40,539,057 (divided by) 1,539,407 shares)                           $26.33

Maximum offering price per share (100/97.00 of $26.33)                                                               $27.14


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 119,132
Dividends

Interest (including income on securities loaned of $11,622)                      139,155

 TOTAL INCOME                                                                    258,287

EXPENSES

Management fee                                                     $ 111,801

Transfer agent                                                      204,904
Fees

 Redemption fees                                                    (23,445
                                                                   )

Accounting and security lending fees                                24,107

Non-interested trustees' compensation                               246

Custodian fees and expenses                                         3,831

Registration fees                                                   7,301

Audit                                                               9,030

Legal                                                               142

Miscellaneous                                                       525

 Total expenses before reductions                                   338,442

 Expense reductions                                                 (5,716       332,726
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                     (74,439
                                                                                )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              8,912

 Foreign currency transactions                                      (108         8,804
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              3,699,935

 Assets and liabilities in                                          11           3,699,946
 foreign currencies

NET GAIN (LOSS)                                                                  3,708,750

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 3,634,311

OTHER INFORMATION                                                                $137,749
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                 $4,150
 by FDC

 Exchange fees withheld by FSC                                                   $16,815


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                    $ (74,439      $ (448,078
Net investment income (loss)                                                                  )              )

 Net realized gain (loss)                                                                      8,804          (3,125,930
                                                                                                             )

 Change in net unrealized appreciation (depreciation)                                          3,699,946      (4,256,876
                                                                                                             )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               3,634,311      (7,830,884
                                                                                                             )

Share transactions                                                                             35,790,761     159,368,155
Net proceeds from sales of shares

 Cost of shares redeemed                                                                       (30,004,051    (173,586,110
                                                                                              )              )

 Paid in capital portion of redemption fees                                                    27,579         349,164

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       5,814,289      (13,868,791
                                                                                                             )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      9,448,600      (21,699,675
                                                                                                             )

NET ASSETS

 Beginning of period                                                                           31,090,457     52,790,132

 End of period (including accumulated net investment loss of $74,439 and $0, respectively)    $ 40,539,057   $ 31,090,457

OTHER INFORMATION
Shares

 Sold                                                                                          1,427,939      6,306,112

 Redeemed                                                                                      (1,189,005     (7,124,678
                                                                                              )              )

 Net increase (decrease)                                                                       238,934        (818,566)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 23.91    $ 24.91    $ 23.87    $ 22.13    $ 17.42    $ 13.94

Income from Investment Operations

 Net investment income (loss)                            (.05)      (.18)      (.22)      (.08)      (.03)      (.05)

 Net realized and unrealized gain (loss)                 2.45       (.96)      3.85       2.93       5.09       3.43

 Total from investment operations                        2.40       (1.14)     3.63       2.85       5.06       3.38

Less Distributions                                       -          -          (2.63)     (1.17)     (.50)      (.03)
From net realized gain

Redemption fees added to paid in capital                 .02        .14        .04        .06        .15        .13

Net asset value, end of period                          $ 26.33    $ 23.91    $ 24.91    $ 23.87    $ 22.13    $ 17.42

TOTAL RETURN B, C                                        10.12%     (4.01)%    15.61%     13.72%     30.28%     25.26%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 40,539   $ 31,090   $ 52,790   $ 74,878   $ 48,441   $ 18,069

Ratio of expenses to average net assets                  1.80% A    1.96%      1.83%      1.77% A    1.87%      2.54%

Ratio of expenses to average net assets before           1.83% A    2.07%      1.86%      1.77% A    1.87%      2.87%
expense reductions

Ratio of net investment income (loss) to average net     (.40)%     (.74)%     (.87)%     (.44)%     (.13)%     (.34)%
assets                                                  A                                A

Portfolio turnover rate                                  226% A     481%       154%       171% A     205%       115%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE
8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.




AIR TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past one year, five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

AIR TRANSPORTATION        30.87%   20.65%   116.46%   151.07%

AIR TRANSPORTATION
(INCL. 3% SALES CHARGE)   26.94%   17.03%   109.97%   143.54%

S&P 500                   16.81%   21.45%   102.17%   265.41%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on December 16, 1985. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

AIR TRANSPORTATION        20.65%   16.70%   9.94%

AIR TRANSPORTATION
(INCL. 3% SALES CHARGE)   17.03%   15.99%   9.59%

S&P 500                   21.45%   15.12%   14.27%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select Air TrStandard & P
    12/16/85      9700.00    10000.00
    12/31/85      9215.00    10080.42
    01/31/86      9961.90    10136.87
    02/28/86     10553.60    10895.11
    03/31/86     10573.00    11503.06
    04/30/86     10388.70    11373.07
    05/31/86     10408.10    11978.12
    06/30/86      9826.10    12180.55
    07/31/86      9234.40    11499.66
    08/31/86      9486.60    12352.93
    09/30/86      9680.60    11331.35
    10/31/86     10194.70    11985.16
    11/30/86     10320.80    12276.40
    12/31/86     10485.70    11963.36
    01/31/87     11426.60    13574.82
    02/28/87     11911.60    14111.03
    03/31/87     11504.20    14518.83
    04/30/87     11513.90    14389.62
    05/31/87     12202.60    14514.81
    06/30/87     12357.80    15247.80
    07/31/87     12629.40    16020.87
    08/31/87     12736.10    16618.45
    09/30/87     12270.50    16254.50
    10/31/87      8565.10    12753.28
    11/30/87      7983.10    11702.41
    12/31/87      8319.92    12592.97
    01/31/88      8552.88    13123.13
    02/29/88      9262.84    13734.67
    03/31/88      9662.20    13310.27
    04/30/88      9551.27    13458.01
    05/31/88      9407.05    13575.09
    06/30/88     10616.22    14198.19
    07/31/88     10305.61    14144.24
    08/31/88      9728.76    13663.33
    09/30/88     10372.17    14245.39
    10/31/88     10571.84    14641.41
    11/30/88     10327.79    14432.04
    12/31/88     10738.24    14684.60
    01/31/89     11736.63    15759.52
    02/28/89     11958.50    15367.10
    03/31/89     12557.53    15725.16
    04/30/89     13056.73    16541.29
    05/31/89     13389.52    17211.21
    06/30/89     13322.59    17113.11
    07/31/89     14260.65    18658.42
    08/31/89     15343.87    19024.13
    09/30/89     14740.84    18946.13
    10/31/89     13579.44    18506.58
    11/30/89     13445.43    18884.12
    12/31/89     13565.94    19337.33
    01/31/90     12169.79    18039.80
    02/28/90     12681.71    18272.51
    03/31/90     13344.88    18756.73
    04/30/90     12856.23    18287.82
    05/31/90     13752.09    20070.88
    06/30/90     13786.99    19934.40
    07/31/90     13368.15    19870.61
    08/31/90     11250.65    18074.30
    09/30/90     10122.10    17194.08
    10/31/90     10657.29    17120.15
    11/30/90     10494.40    18226.11
    12/31/90     11099.40    18734.62
    01/31/91     12414.11    19551.45
    02/28/91     13810.26    20949.38
    03/31/91     13752.09    21456.35
    04/30/91     13414.69    21507.85
    05/31/91     14205.84    22436.99
    06/30/91     13906.30    21409.37
    07/31/91     14333.82    22407.05
    08/31/91     14155.69    22938.10
    09/30/91     13680.66    22555.03
    10/31/91     14345.70    22857.27
    11/30/91     13704.41    21936.12
    12/31/91     15212.61    24445.61
    01/31/92     16091.41    23990.92
    02/29/92     16815.82    24302.81
    03/31/92     15830.14    23828.90
    04/30/92     15010.73    24529.47
    05/31/92     15212.61    24649.67
    06/30/92     14718.62    24282.39
    07/31/92     14634.03    25275.53
    08/31/92     14017.73    24757.39
    09/30/92     14476.93    25049.52
    10/31/92     14996.56    25137.20
    11/30/92     15359.08    25994.38
    12/31/92     16211.74    26314.11
    01/31/93     16358.35    26535.14
    02/28/93     16614.90    26896.02
    03/31/93     18447.43    27463.53
    04/30/93     18655.96    26798.91
    05/31/93     19721.67    27517.12
    06/30/93     18251.73    27596.92
    07/31/93     18876.45    27486.53
    08/31/93     20003.40    28528.27
    09/30/93     19599.17    28308.61
    10/31/93     20726.12    28894.59
    11/30/93     20775.12    28620.10
    12/31/93     21219.10    28966.40
    01/31/94     22038.56    29951.26
    02/28/94     21256.35    29139.58
    03/31/94     20027.16    27869.09
    04/30/94     19895.45    28225.82
    05/31/94     19063.73    28688.72
    06/30/94     18482.84    27985.85
    07/31/94     19446.58    28903.78
    08/31/94     20185.90    30088.84
    09/30/94     17928.35    29351.66
    10/31/94     18073.57    30012.07
    11/30/94     16872.19    28919.03
    12/31/94     16605.32    29347.90
    01/31/95     17139.69    30108.89
    02/28/95     18609.18    31282.24
    03/31/95     19811.50    32205.38
    04/30/95     21401.23    33153.82
    05/31/95     21748.56    34478.98
    06/30/95     24500.53    35279.93
    07/31/95     25328.79    36449.81
    08/31/95     24353.58    36541.30

Let's say you invested $10,000 in Fidelity Select Air Transportation Portfolio on December 16, 1985, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $24,354 - a 143.54% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $36,541 over the same period - a 265.41% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                   % OF FUND'S
                                   INVESTMENTS

Delta Air Lines, Inc.              13.6

Continental Airlines, Inc.         12.4

UAL Corp.                          6.6

Lufthansa                          6.3

KLM Royal Dutch Airlines           5.9

Northwest Airlines Corp. Class A   5.1

Japan Airlines Co. Ltd.            4.8

ValuJet Airlines                   4.7

Comair Holdings, Inc.              4.0

AMR Corp.                          3.6

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 6.2
Row: 1, Col: 2, Value: 2.1
Row: 1, Col: 3, Value: 2.3
Row: 1, Col: 4, Value: 3.5
Row: 1, Col: 5, Value: 6.3
Row: 1, Col: 6, Value: 79.59999999999999
Air Transportation,
Major National  82.6%
Air Transportation, Regional 6.3%
Airports & Terminal Services 2.5%
Railroad Equipment 1.3%
Petroleum - Wholesale 1.1%
All Others 6.2%*
* INCLUDES SHORT-TERM INVESTMENTS
AIR TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Jason Weiner,
Portfolio Manager of
Fidelity Select Air
Transportation Portfolio
Q. JASON, HOW DID THE FUND PERFORM?
A. The fund gained 30.87% during the six months ended August 31, 1995. That outpaced the S&P 500's 16.81% six-month return by a healthy margin. For the 12 months ended August 31, the fund returned 20.65%, while the S&P 500 returned 21.45%.
Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE STOCK MARKET DURING THE PAST SIX MONTHS?
A. Airlines experienced a dramatic recovery in domestic revenues. Continental Airlines dismantled its low-fare experiment, Continental Lite, which operated on the East Coast. That allowed other carriers such as US Air and Delta to raise fares, and beginning in May, helped generate the best revenue growth for the industry in more than two years. There also were some good things happening on the cost side. Fuel prices remained low by historical standards, and airlines also benefited from a new $50 cap on travel agent commissions for each leg of a journey. The cap was first imposed by Delta, and the other carriers followed. All told, the move probably will save the industry roughly $500 million annually. Companies also saw results from cost-cutting initiatives begun in previous periods - for example, Delta's $2 billion cost reduction program.
Q. WHAT ABOUT DOMESTIC REGIONAL AND INTERNATIONAL CARRIERS?
A. They also performed well. International carriers and some domestic airlines with overseas routes benefited from strong air traffic over the Atlantic and to Latin America. In addition, the strong yen was a boost for carriers with Pacific routes. Like the major airlines, domestic regionals benefited from less price competition - and some also rolled out jets that have lower costs and greater passenger acceptance than the turbo props they replaced.
Q. WHAT WAS YOUR STRATEGY IN THIS ENVIRONMENT?
A. I invested heavily in domestic airlines, especially large hub-and-spoke carriers - which connect traffic over major hub cities - such as Delta, Northwest, Continental, American - part of AMR - and United, or UAL. Their earnings were very depressed in 1994, and they were poised for a fairly dramatic recovery. I also had heavy investments in large European carriers such as KLM, Lufthansa and British Air. These three airlines are developing better cost structures and better international alliances than their competitors in Europe, and currently are benefiting from the worldwide aviation recovery. Although these and other foreign investments generally carry more risk than investing in U.S. stocks, I feel overseas opportunities are worth the additional risk at this time. I also bought shares of domestic regionals that have been deploying jets to serve their markets. Two of my biggest investments among regionals were Comair and Atlantic Southeast Airlines, which are Delta connection carriers.
Q. THE FUND OWNS SOME AIR FREIGHT CARRIERS, AS WELL. ARE YOU CONCERNED ABOUT COMPETITION IN THAT INDUSTRY?
A. Asset-based air freight companies - those that own their own planes - are experiencing strong competitive pressures and making heavy capital expenditures; I avoided them. But freight forwarders, which rent space on commercial jets, performed well. The fund owned shares of firms such as Air Express International, which experienced solid revenue growth and only modest pricing pressure.
Q. WHAT'S AHEAD FOR THE INDUSTRY IN THE NEXT SIX TO 12 MONTHS?
A. Now that much of the pricing irrationality has been squeezed out of the system, I find the big question to be the economy. It is likely that earnings will continue to grow modestly for companies in the sector, but revenue growth may slowly decelerate. Also, a fuel tax of 4.3 cents per gallon is set to take effect in October. There is a better-than-even chance that Congress will grant an exemption to the industry - but if not, the tax will add around $500 million to the industry's annual costs. Finally, low-cost, low-fare start-ups such as ValuJet are still a long-term threat to the industry, especially in a weaker economic environment.
Q. HOW WILL YOU POSITION THE FUND?
A. I recently invested in Air New Zealand and Qantas to increase the fund's exposure to Asian markets, which have underperformed the U.S. sector recently. Any improvement in Japan's economy should give a strong boost to traffic in the region - and in the long run, it appears Asia will continue to deliver the fastest traffic growth in the world. I plan to continue to hold domestic companies with strong international markets, such as Northwest, United and American, as well as firms such as ValuJet and Southwest, which boast the lowest costs in the industry and can compete well in a difficult economic environment.

FUND FACTS
START DATE: December 16, 1985
TRADING SYMBOL: FSAIX
SIZE: as of August 31, 1995, more than
$40 million
MANGER: Jason Weiner, since December
1994; equity analyst, biotechnology,
technology and retail products industries,
1993-1994; retail office products since
December 1994; joined Fidelity in 1991
(checkmark)

AIR TRANSPORTATION PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.3%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.1%
AIRCRAFT ENGINES & PARTS - 0.2%
Kellstrom Industries, Inc. (a)  18,500 $ 92,500
TRAINING EQUIPMENT & SIMULATORS - 0.9%
Flightsafety International, Inc.   7,600  337,250
TOTAL AEROSPACE & DEFENSE   429,750
AIR TRANSPORTATION - 91.2%
AIR TRANSPORTATION, MAJOR NATIONAL - 82.4%
AMR Corp. (a)  18,800  1,325,400
Air New Zealand Ltd. Class B  147,500  490,881
Atlas Air, Inc. (a)  5,100  109,650
British Airways PLC ADR   10,000  662,500
Braathens Safe  2,200  105,178
Cathay Pacific Airways Ltd.   667,000  1,003,922
Continental Airlines, Inc. (a)  156,000  4,621,500
Delta Air Lines, Inc.   68,000  5,057,500
Finnair OY  19,800  154,717
Japan Airlines Co. Ltd. (a)  272,000  1,769,605
KLM Royal Dutch Airlines  66,500  2,202,813
Lufthansa  15,900  2,343,842
Malaysian Airlines Systems BHD  365,000  1,097,854
Mesa Airlines, Inc. (a)  28,300  300,688
Northwest Airlines Corp. Class A (a)  52,300  1,889,338
Pan Am Corp. (a)  5,900  15
Qantas Airways Ltd. sponsored
 ADR (a)(b)  67,500  1,113,750
Singapore International Airlines Ltd.   70,000  591,300
Southwest Airlines Co.   37,300  965,138
Swissair (Reg.) (a)  1,000  631,491
UAL Corp. (a)  15,500  2,441,250
ValuJet Airlines (a)  59,600  1,735,850
  30,614,182
AIR TRANSPORTATION, REGIONAL - 6.3%
Atlantic Southeast Airlines, Inc.   33,600  840,000
Comair Holdings, Inc.   59,475  1,501,744
  2,341,744
AIRPORTS & TERMINAL SERVICES - 2.5%
Kobenhaven Lufthave AS  12,700  924,811
TOTAL AIR TRANSPORTATION   33,880,737
AUTOS, TIRES, & ACCESSORIES - 1.1%
PETROLEUM - WHOLESALE - 1.1%
Mercury Air Group  50,260  402,080
RAILROADS - 1.3%
RAILROAD EQUIPMENT - 1.3%
Bombardier, Inc. Class B  38,800  472,745
SERVICES - 1.1%
TRAVEL AGENCIES - 1.1%
His Co. Ltd. (a)  9,000  390,662

 SHARES VALUE (NOTE 1)
TRUCKING & FREIGHT - 0.5%
FREIGHT FORWARDING - 0.5%
Air Express International Corp. (a)  4,000 $ 91,000
Harper Group  5,200  93,600
  184,600
TOTAL COMMON STOCKS
 (Cost $32,201,854)   35,760,574
NONCONVERTIBLE BONDS - 0.2%
 PRINCIPAL
 AMOUNT
AIR TRANSPORTATION - 0.2%
AIR TRANSPORTATION, MAJOR NATIONAL - 0.2%
AMR Corp. 9 1/2%, 7/15/98
 (Cost $79,922)  $ 80,000  85,341
REPURCHASE AGREEMENTS - 3.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 1,312,212  1,312,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $33,593,776)  $ 37,157,915
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,113,750 or 2.7% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $157,363,669 and $154,828,325, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $54,006 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $31,185,000 and $4,654,417, respectively. The weighted average interest rate paid was 6.2% (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   62.4%
Germany   6.3
Netherlands   5.9
Japan   5.8
Australia   3.0
Malaysia   3.0
Hong Kong   2.7
Denmark   2.5
United Kingdom   1.8
Switzerland   1.7
Singapore   1.6
New Zealand   1.3
Canada   1.3
Others (individually less than 1%)   0.7
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $33,593,776. Net unrealized appreciation aggregated $3,564,139, of which $4,436,848 related to appreciated investment securities and $872,709 related to depreciated investment securities.
The fund has elected to defer to its fiscal year ending February 28, 1996 $996,000 of losses recognized during the period November 1, 1994 to February 28, 1995.
AIR TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $1,312,000) (cost $33,593,776) - See          $ 37,157,915
accompanying schedule

Cash                                                                                                                  129

Receivable for investments sold                                                                                       9,276,387

Receivable for fund shares sold                                                                                       121,668

Dividends receivable                                                                                                  22,076

Interest receivable                                                                                                   950

Redemption fees receivable                                                                                            1,747

Other receivables                                                                                                     510

Prepaid expenses                                                                                                      21,538

 TOTAL ASSETS                                                                                                         46,602,920

LIABILITIES

Payable for fund shares redeemed                                                                      $ 5,672,025

Accrued management fee                                                                               34,541

Other payables and accrued expenses                                                                   59,829

 TOTAL LIABILITIES                                                                                                    5,766,395

NET ASSETS                                                                                                           $ 40,836,525

Net Assets consist of:

Paid in capital                                                                                                      $ 24,846,781

Undistributed net investment income                                                                                  115,601

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  12,310,043

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies           3,564,100

NET ASSETS, for 2,239,972 shares outstanding                                                                         $ 40,836,525

NET ASSET VALUE and redemption price per share ($40,836,525 (divided by) 2,239,972 shares)                           $18.23

Maximum offering price per share (100/97.00 of $18.23)                                                               $18.79


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                $ 427,829
Dividends

Interest                                                                          153,023

 TOTAL INCOME                                                                     580,852

EXPENSES

Management fee                                                     $ 221,864

Transfer agent                                                      208,842
Fees

 Redemption fees                                                    (73,686
                                                                   )

Accounting fees and expenses                                        37,861

Non-interested trustees' compensation                               112

Custodian fees and expenses                                         24,898

Registration fees                                                   25,216

Audit                                                               8,148

Legal                                                               51

Interest                                                            19,386

Miscellaneous                                                       502

 Total expenses before reductions                                   473,194

 Expense reductions                                                 (7,943        465,251
                                                                   )

NET INVESTMENT INCOME                                                             115,601

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              13,424,000

 Foreign currency transactions                                      (1,949        13,422,051
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              2,812,900

 Assets and liabilities in                                          (39           2,812,861
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   16,234,912

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 16,350,513

OTHER INFORMATION                                                                 $489,284
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                  $781
 by FDC

 Exchange fees withheld by FSC                                                    $58,073


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                         $ 115,601       $ (123,112
Net investment income (loss)                                                                                       )

 Net realized gain (loss)                                                                           13,422,051      (856,081
                                                                                                                   )

 Change in net unrealized appreciation (depreciation)                                               2,812,861       121,242

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    16,350,513      (857,951
                                                                                                                   )

Distributions to shareholders                                                                       -               (527,219
From net realized gain                                                                                             )

 In excess of net realized gain                                                                     -               (98,627
                                                                                                                   )

 TOTAL DISTRIBUTIONS                                                                                -               (625,846
                                                                                                                   )

Share transactions                                                                                  211,857,002     30,972,770
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      -               593,907

 Cost of shares redeemed                                                                            (206,317,509    (22,544,984
                                                                                                   )               )

 Paid in capital portion of redemption fees                                                         313,788         60,093

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            5,853,281       9,081,786

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           22,203,794      7,597,989

NET ASSETS

 Beginning of period                                                                                18,632,731      11,034,742

 End of period (including undistributed net investment income of $115,601 and $0, respectively)    $ 40,836,525    $ 18,632,731

OTHER INFORMATION
Shares

 Sold                                                                                               12,350,014      2,243,732

 Issued in reinvestment of distributions                                                            -               41,090

 Redeemed                                                                                           (11,447,497     (1,592,005
                                                                                                   )               )

 Net increase (decrease)                                                                            902,517         692,817



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 13.93    $ 17.12     $ 13.60    $ 12.64    $ 11.53    $ 11.05

Income from Investment Operations

 Net investment income (loss)                            .03        (.18)       (.18)      (.09) E    (.13)      (.04)

 Net realized and unrealized gain (loss)                 4.19       (2.01)      3.78       1.33       1.40       .38

 Total from investment operations                        4.22       (2.19)      3.60       1.24       1.27       .34

Less Distributions                                       -          (.92)       (.22)      (.36)      (.25)      -
From net realized gain

 In excess of net realized gain                          -          (.17)       (.05)      -          -          -

 Total distributions                                     -          (1.09)      (.27)      (.36)      (.25)      -

Redemption fees added to paid in capital                 .08        .09         .19        .08        .09        .14

Net asset value, end of period                          $ 18.23    $ 13.93     $ 17.12    $ 13.60    $ 12.64    $ 11.53

TOTAL RETURN B, C                                        30.87%     (12.45)%    27.94%     10.69%     11.90%     4.34%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 40,837   $ 18,633    $ 11,035   $ 11,868   $ 6,971    $ 4,372

Ratio of expenses to average net assets                  1.28% A    2.50%       2.31%      2.48% A    2.51%      2.48%

Ratio of expenses to average net assets before           1.30% A    2.88%       2.33%      2.64% A    3.06%      3.03%
expense reductions

Ratio of net investment income (loss) to average net     .32% A     (1.31)%     (1.11)%    (.90)%     (1.04)%    (.34)%
assets                                                                                    A

Portfolio turnover rate                                  494% A     200%        171%       96% A      261%       106%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED
TO $.01 PER SHARE.


AUTOMOTIVE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

AUTOMOTIVE                10.18%   7.33%    152.59%   210.25%

AUTOMOTIVE
(INCL. 3% SALES CHARGE)   6.88%    4.11%    145.01%   200.94%

S&P 500                   16.81%   21.45%   102.17%   201.52%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on June 30, 1986. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

AUTOMOTIVE                7.33%    20.36%   13.13%

AUTOMOTIVE
(INCL. 3% SALES CHARGE)   4.11%    19.63%   12.75%

S&P 500                   21.45%   15.12%   12.78%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select AutomotiStandard & Poo
    06/30/86        9700.00      10000.00
    07/31/86        9176.20       9488.77
    08/31/86        9603.00      10192.84
    09/30/86        8943.40       9349.89
    10/31/86        9399.30       9889.38
    11/30/86        9506.00      10129.69
    12/31/86        9341.10       9871.39
    01/31/87       10747.60      11201.06
    02/28/87       11707.90      11643.50
    03/31/87       12028.00      11980.00
    04/30/87       12202.60      11873.38
    05/31/87       12183.20      11976.68
    06/30/87       12367.50      12581.50
    07/31/87       13230.80      13219.38
    08/31/87       13744.90      13712.46
    09/30/87       13541.20      13412.16
    10/31/87        9476.90      10523.18
    11/30/87        9098.60       9656.07
    12/31/87        9952.20      10390.90
    01/31/88       10402.71      10828.35
    02/29/88       11068.24      11332.96
    03/31/88       11866.87      10982.77
    04/30/88       12071.65      11104.68
    05/31/88       12030.69      11201.29
    06/30/88       12726.94      11715.43
    07/31/88       12583.59      11670.91
    08/31/88       11999.98      11274.10
    09/30/88       12051.17      11754.37
    10/31/88       11959.02      12081.14
    11/30/88       11703.05      11908.38
    12/31/88       11948.78      12116.78
    01/31/89       12501.68      13003.73
    02/28/89       12368.58      12679.94
    03/31/89       12604.07      12975.38
    04/30/89       13167.21      13648.80
    05/31/89       13361.75      14201.58
    06/30/89       13126.26      14120.63
    07/31/89       13587.01      15395.72
    08/31/89       13720.11      15697.48
    09/30/89       13402.71      15633.12
    10/31/89       12286.67      15270.43
    11/30/89       12399.29      15581.95
    12/31/89       12438.82      15955.91
    01/31/90       12110.37      14885.27
    02/28/90       12470.61      15077.29
    03/31/90       12936.80      15476.84
    04/30/90       12894.42      15089.92
    05/31/90       13625.49      16561.19
    06/30/90       13869.48      16448.57
    07/31/90       13912.45      16395.93
    08/31/90       11914.22      14913.74
    09/30/90       10775.44      14187.44
    10/31/90       10560.57      14126.44
    11/30/90       11183.68      15039.00
    12/31/90       11602.66      15458.59
    01/31/91       12258.00      16132.59
    02/28/91       13257.12      17286.07
    03/31/91       13364.55      17704.39
    04/30/91       13514.95      17746.88
    05/31/91       14600.02      18513.55
    06/30/91       14567.79      17665.63
    07/31/91       15169.41      18488.84
    08/31/91       15663.59      18927.03
    09/30/91       15201.64      18610.95
    10/31/91       15599.14      18860.33
    11/30/91       14825.62      18100.26
    12/31/91       15933.39      20170.93
    01/31/92       17654.69      19795.75
    02/29/92       19432.62      20053.10
    03/31/92       19851.62      19662.06
    04/30/92       21119.95      20240.13
    05/31/92       21108.62      20339.30
    06/30/92       20983.04      20036.25
    07/31/92       21175.86      20855.73
    08/31/92       19860.16      20428.19
    09/30/92       19531.24      20669.24
    10/31/92       20347.88      20741.58
    11/30/92       21334.65      21448.87
    12/31/92       22564.01      21712.69
    01/31/93       23605.96      21895.08
    02/28/93       23953.28      22192.85
    03/31/93       25238.35      22661.12
    04/30/93       25092.53      22112.72
    05/31/93       26620.52      22705.34
    06/30/93       27086.08      22771.19
    07/31/93       27396.46      22680.10
    08/31/93       28351.45      23539.68
    09/30/93       28649.89      23358.43
    10/31/93       29258.70      23841.94
    11/30/93       29258.70      23615.45
    12/31/93       30548.19      23901.19
    01/31/94       32289.60      24713.83
    02/28/94       31247.21      24044.09
    03/31/94       29052.05      22995.77
    04/30/94       28461.32      23290.11
    05/31/94       28039.67      23672.07
    06/30/94       27680.03      23092.10
    07/31/94       28510.92      23849.53
    08/31/94       28039.67      24827.36
    09/30/94       26849.13      24219.09
    10/31/94       27357.59      24764.01
    11/30/94       25708.20      23862.11
    12/31/94       26652.41      24215.98
    01/31/95       26019.14      24843.91
    02/28/95       27313.22      25812.07
    03/31/95       27175.55      26573.79
    04/30/95       27092.95      27356.38
    05/31/95       27643.62      28449.82
    06/30/95       28331.96      29110.71
    07/31/95       30369.43      30076.02
    08/31/95       30094.10      30151.51

Let's say you invested $10,000 in Select Automotive Portfolio on June 30, 1986, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $30,094 - a 200.94% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $30,152 over the same period - a 201.52% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                                       % OF FUND'S
                                                       INVESTMENTS

Echlin, Inc.                                           7.9

Magna International, Inc. Class A                      6.2

General Motors Corp.                                   5.5

Genuine Parts Co.                                      4.6

Exide Corp.                                            4.1

Michelin SA Cie Generale des Etablissements, Class B   3.9

Lear Seating Corp.                                     3.8

Chrysler Corp.                                         3.7

Gentex Corp.                                           3.4

Dana Corp.                                             3.2

TOP INDUSTRIES AS OF AUGUST 31, 1995
Durables 80.8%
Industrial Machinery &
Equment 8.4%
Auto & Truck Parts 45.7%
Motor Vehicles &
Car Bodies 14.7%
Tires & Inner Tubes 8.2%
Autos & Other Motor
Vehicles 4.6%
Storage batteries 4.1%
All Others 22.7%*
Row: 1, Col: 1, Value: 22.7
Row: 1, Col: 2, Value: 4.1
Row: 1, Col: 3, Value: 4.6
Row: 1, Col: 4, Value: 8.199999999999999
Row: 1, Col: 5, Value: 14.7
Row: 1, Col: 6, Value: 45.7
* INCLUDES SHORT-TERM INVESTMENTS
AUTOMOTIVE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Brenda Reed,
Portfolio Manager
of Fidelity Select Automotive Portfolio
Q. BRENDA, HOW DID THE FUND PERFORM?
A. For the six months and year ended August 31, 1995, the fund returned 10.18% and 7.33%, respectively. It lagged the S&P 500, which - helped by technology stocks - returned 16.81% and 21.45% for the same periods.
Q. WHAT DROVE THE AUTO SECTOR'S RECENT RESULTS?
A. As usual, the economy. In 1994 and early 1995, auto stocks did poorly as the Federal Reserve raised interest rates and dimmed the prospects for new auto sales. As people held onto their old cars, the after-market companies
- which make and supply replacement parts - did well. By May 1995, the economy had slowed. It seemed likely that the Fed would lower rates to stimulate the economy, boosting demand and therefore improving sales and earnings. So the stocks of original equipment suppliers and the Big Three started looking more attractive. These companies did well for the rest of the period. Fortunately, I rotated the fund toward those areas last spring, which helped performance over the summer.
Q. BESIDE THE ECONOMY, WHAT HELPED THE AUTO SUPPLIERS?
A. Three trends. First, the Big Three are outsourcing a lot of their work to cut costs. Second, they're also consolidating the number of suppliers they use, so the good companies are getting bigger. Third, suppliers are merging to sell entire systems to the car manufacturers. That's what recently happened with Lear Seating and Automotive Industries, two of the fund's top performers. Lear makes car seats, and Automotive makes interior trim like side panels and door moldings. Once Lear bought out Automotive, it could supply almost the entire interior of a car. Automotive's stock rose 70% before being acquired; while Lear's was up 37% over the six-month period. Some of the fund's other top performers were also suppliers: Dana, which makes large chassis parts for light trucks; Tower Automotive, which does metal stampings for the sides of cars; and Magna International, which also makes metal stampings, as well as interior and engine parts.
Q. WHAT HAPPENED WITH THE BIG THREE AUTO MAKERS?
A. Both General Motors and Chrysler, which were among the fund's top 10 stocks, did well. Chrysler recovered from a difficult new minivan launch, announced a $2 billion share repurchase program and raised its dividend. GM continued with its restructuring, which has the potential to yield benefits soon. Over the next few years, I believe GM has the best prospects for improving its profit margins through lower costs. On the other hand, the fund owned very little Ford, whose higher than average development costs have hurt profits.
Q. WHERE WERE THE DISAPPOINTMENTS?
A. In the after-market business. Although after-market parts aren't as tied into the economic cycle, they do slow some with consumer purchasing. Historically, the industry as a whole has increased sales about 2% to 3% per year, but this year it's been about flat. As a result, companies like Pep Boys had modestly disappointing earnings, and their stocks were flat or down slightly. Tire companies like Cooper Tire and Rubber also had disappointing results, as rising raw materials prices hurt their profit margins. But there were also some pretty good performers like Exide, which benefited as the hot summer increased sales for replacement batteries. Echlin, which makes replacement brakes and emission control parts, was another exception as it increased earnings through acquisitions.
Q. DO YOU SEE MUCH OPPORTUNITY OVERSEAS?
A. I do. While the U.S. came out its recession in 1992, Europe just started coming out of its recession last year. And Japan may be about to turn the corner. So in both places we may be at the beginning of a rebound tied to the economy. That would mean they would have much higher demand in front of them. Plus, if the dollar strengthened, it would give an added boost to their U.S. sales. Recently, I've added selectively to some European and Japanese companies, including Peugeot, Volvo, Volkswagen, Michelin and Toyota.
Q. WHAT WILL YOU DO IF THE ECONOMY AND AUTO SALES DON'T PICK UP?
A. If it looked like the U.S. economy were going into a recession, I'd concentrate more on the after-market suppliers. But that's not what I expect. I believe lower interest rates will help demand to pick up later this year or early next year. If that happens, we should see better earnings growth, which would cause the Big Three and original equipment suppliers stocks to perform quite well.

FUND FACTS
START DATE: June 30, 1986
TRADING SYMBOL: FSAVX
SIZE: as of August 31, 1995, more than
$67 million
MANAGER: Brenda Reed, since May 1994;
manager, Fidelity Select Air Transportation
Portfolio, 1992-1994; joined Fidelity in 1992
(checkmark)
AUTOMOTIVE PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.6%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.1%
MISSILES & SPACE VEHICLES - 0.1%
Special Devices, Inc. (a)  4,800 $ 85,200
AUTOS, TIRES, & ACCESSORIES - 79.1%
AUTO & TRUCK PARTS - 45.7%
Borg-Warner Automotive, Inc.   60,000  1,785,000
Dana Corp.   71,800  2,145,025
Danaher Corp.   63,400  2,092,200
Donnelly Corp. Class A  33,000  528,000
Echlin, Inc.   155,000  5,347,500
Federal-Mogul Corp.   30,000  667,500
Gentex Corp. (a)  93,000  2,278,500
Harvard Industries, Inc. Class B (a)  30,000  735,000
Intermet Corp. (a)  45,000  500,625
Johnson Controls, Inc.   22,700  1,381,863
Lear Seating Corp. (a)  89,700  2,567,663
Magna International, Inc. Class A  93,500  4,174,263
Mascotech, Inc.   26,700  350,438
Masland Corp.   30,000  435,000
SPX Corp.   200  3,025
Smith (A.O.) Corp. Class B  66,600  1,656,675
Snap-on Tools Corp.   40,200  1,648,200
Titan Wheel International, Inc.   33,000  588,500
Tower Automotive (a)  132,500  1,722,500
Valeo SA  6,000  286,615
  30,894,092
AUTO PARTS - RETAIL - 3.4%
Autozone, Inc. (a)  18,100  486,438
Monro Muffler Brake, Inc.   105,430  1,607,808
Pep Boys-Manny, Moe & Jack  7,600  209,000
  2,303,246
AUTOS & OTHER MOTOR VEHICLES - 4.6%
Genuine Parts Co.   78,200  3,079,125
MOTOR VEHICLE SUPPLIES & NEW PARTS - 2.5%
APS Holding Corp. Class A (a)  64,000  1,664,000
MOTOR VEHICLES & CAR BODIES - 14.7%
Chrysler Corp.   46,300  2,494,413
Daimier Benz AG. Ord.   600  296,526
Ford Motor Co.   20,000  612,500
General Motors Corp.   78,823  3,704,681
Hyundai Motor Co. GDR Tranche
 #2 (a)(b)  5,500  90,750
Peugeot SA Ord.   6,700  886,159
Suzuki Motor Corp.   21,000  245,665
Toyota Motor Corp.   12,000  238,892
Volkswagen AG  2,200  673,188
Volvo AB Class B  35,000  694,582
  9,937,356
TIRES & INNER TUBES - 8.2%
Bandag, Inc.   26,700  1,585,313
Cooper Tire & Rubber Co.   29,300  761,800
Goodyear Tire & Rubber Co.   15,500  620,000
Michelin SA Cie Generale
 des Etablissements, Class B  60,000  2,605,592
  5,572,705
TOTAL AUTOS, TIRES, & ACCESSORIES   53,450,524

 SHARES VALUE (NOTE 1)
CHEMICALS & PLASTICS - 0.4%
CHEMICALS - 0.4%
Quaker State Corp.   20,000 $ 300,000
COMMUNICATIONS EQUIPMENT - 1.2%
DATACOMMUNICATIONS EQUIPMENT - 1.2%
Lo Jack Corp. (a)  60,000  780,000
ELECTRICAL EQUIPMENT - 0.1%
Satcon Technology Corp. (a)  5,000  62,500
INDUSTRIAL MACHINERY & EQUIPMENT - 4.9%
METAL WORKING MACHINERY - 0.8%
Exco Technologies Ltd. (a)  79,500  517,597
STORAGE BATTERIES - 4.1%
Exide Corp.   53,400  2,783,475
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   3,301,072
IRON & STEEL - 0.8%
METAL FORGINGS & STAMPINGS - 0.8%
Linamar Corp.   35,000  540,380
TOTAL COMMON STOCKS
 (Cost $54,919,676)   58,519,676
REPURCHASE AGREEMENTS - 13.4%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 9,100,471  9,099,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $64,018,676)  $ 67,618,676
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $90,750 or 0.1% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $22,678,080 and $28,122,163, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,892 for the period (see Note 5 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   82.8%
Canada   7.7
France   5.6
Germany   1.4
Sweden   1.0
Others (individually less than 1%)   1.5
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $64,556,063. Net unrealized appreciation aggregated $3,062,613, of which $4,775,834 related to appreciated investment securities and $1,713,221 related to depreciated investment securities. The fund has elected to defer to its fiscal year ending February 28, 1996 $3,944,000 of losses recognized during the period November 1,1994 to February 28, 1995.
AUTOMOTIVE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $9,099,000) (cost $64,018,676) - See         $ 67,618,676
accompanying schedule

Cash                                                                                                                 927

Receivable for investments sold                                                                                      472,903

Receivable for fund shares sold                                                                                     374,128

Dividends receivable                                                                                                 73,520

Redemption fees receivable                                                                                           161

Prepaid expenses                                                                                                     6,810

 TOTAL ASSETS                                                                                                        68,547,125

LIABILITIES

Payable for fund shares redeemed                                                                        $ 507,699

Accrued management fee                                                                                   35,724

Other payables and accrued expenses                                                                      93,873

 TOTAL LIABILITIES                                                                                                   637,296

NET ASSETS                                                                                                          $ 67,909,829

Net Assets consist of:

Paid in capital                                                                                                     $ 68,052,773

Undistributed net investment income                                                                                  44,293

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (3,787,253
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies           3,600,016

NET ASSETS, for 3,106,474 shares outstanding                                                                        $ 67,909,829

NET ASSET VALUE and redemption price per share ($67,909,829 (divided by) 3,106,474 shares)                           $21.86

Maximum offering price per share (100/97.00 of $21.86)                                                               $22.54


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 413,556
Dividends

Interest                                                                         163,870

 TOTAL INCOME                                                                    577,426

EXPENSES

Management fee                                                     $ 176,252

Transfer agent                                                      347,123
Fees

 Redemption fees                                                    (43,914
                                                                   )

Accounting fees and expenses                                        28,915

Non-interested trustees' compensation                               499

Custodian fees and expenses                                         8,413

Registration fees                                                   7,890

Audit                                                               9,930

Legal                                                               279

Miscellaneous                                                       731

 Total expenses before reductions                                   536,118

 Expense reductions                                                 (3,445       532,673
                                                                   )

NET INVESTMENT INCOME                                                            44,753

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              777,135

 Foreign currency transactions                                      707          777,842

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              3,951,276

 Assets and liabilities in                                          16           3,951,292
 foreign currencies

NET GAIN (LOSS)                                                                  4,729,134

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 4,773,887

OTHER INFORMATION                                                                $161,613
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                 $1,665
 by FDC

 Exchange fees withheld by FSC                                                   $33,510


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)



Operations                                                                                              $ 44,753       $ 346,115

Net investment income


 Net realized gain (loss)                                                                                777,842        11,541,717


 Change in net unrealized appreciation (depreciation)                                                    3,951,292      (31,661,358

                                                                                                                       )


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         4,773,887      (19,773,526

                                                                                                                       )


Distributions to shareholders                                                                            -              (154,502

From net investment income                                                                                             )


 From net realized gain                                                                                  -              (7,650,364

                                                                                                                       )


 TOTAL DISTRIBUTIONS                                                                                     -              (7,804,866

                                                                                                                       )


Share transactions                                                                                       54,136,239     91,986,801

Net proceeds from sales of shares


 Reinvestment of distributions                                                                           -              7,692,677


 Cost of shares redeemed                                                                                 (51,137,380 (240,957,682

                                                                                                        )              )


 Paid in capital portion of redemption fees                                                              61,865         233,563


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                 3,060,724(141,044,641

                                                                                                                       )


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                7,834,611(168,623,033

                                                                                                                       )


NET ASSETS


 Beginning of period                                                                                     60,075,218     228,698,251


 End of period (including undistributed net investment income of $44,293 and $165,781, respectively)    $ 67,909,829   $ 60,075,218


OTHER INFORMATION

Shares


 Sold                                                                                                    2,588,456      4,119,242


 Issued in reinvestment of distributions                                                                 -              397,089


 Redeemed                                                                                                (2,510,567     (10,463,135

                                                                                                        )              )


 Net increase (decrease)                                                                                 77,889         (5,946,804)




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                      $ 19.84    $ 25.48     $ 20.69     $ 18.65     $ 12.58     $ 12.17

Income from Investment Operations

 Net investment income                                    .02        .08         .05         .13         .06         .25

 Net realized and unrealized gain (loss)                  1.98       (3.46)      6.00        2.26        6.55        .29

 Total from investment operations                         2.00       (3.38)      6.05        2.39        6.61        .54

Less Distributions                                        -          (.05)       (.05)       (.06)       -           (.18)
From net investment income

 From net realized gain                                   -          (2.26)      (1.26)      (.36)       (.70)       -

 Total distributions                                      -          (2.31)      (1.31)      (.42)       (.70)       (.18)

Redemption fees added to paid in capital                  .02        .05         .05         .07         .16         .05

Net asset value, end of period                            $ 21.86    $ 19.84     $ 25.48     $ 20.69     $ 18.65     $ 12.58

TOTAL RETURN B, C                                         10.18%     (12.59)%    30.45%      13.42%      56.27%      4.81%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                   $ 67,910   $ 60,075    $ 228,698   $ 110,360   $ 178,445   $ 974

Ratio of expenses to average net assets                   1.82% A    1.80%       1.68%       1.57% A     2.48%       2.25%

Ratio of expenses to average net assets before            1.84% A    1.82%       1.69%       1.57% A     2.48%       2.85%
expense reductions

Ratio of net investment income to average net assets      .15% A     .34%        .22%        .72% A      .36%        2.06%

Portfolio turnover rate                                   84% A      63%         64%         140% A      29%         219%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


CHEMICALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five and 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

CHEMICALS                 13.72%   9.91%    145.02%   446.53%

CHEMICALS
(INCL. 3% SALES CHARGE)   10.31%   6.61%    137.67%   430.14%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

CHEMICALS                 9.91%    19.63%   18.51%

CHEMICALS
(INCL. 3% SALES CHARGE)   6.61%    18.90%   18.15%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
             Select ChemicaStandard & Poor
    08/31/85       9700.00       10000.00
    09/30/85       9709.43        9687.00
    10/31/85      10331.58       10134.54
    11/30/85      10982.02       10829.77
    12/31/85      11679.59       11353.93
    01/31/86      12179.20       11417.51
    02/28/86      13583.77       12271.54
    03/31/86      14309.62       12956.29
    04/30/86      14366.18       12809.89
    05/31/86      14771.53       13491.37
    06/30/86      15129.74       13719.38
    07/31/86      14139.16       12952.46
    08/31/86      15189.66       13913.54
    09/30/86      13987.73       12762.89
    10/31/86      14839.49       13499.31
    11/30/86      15095.02       13827.34
    12/31/86      14820.56       13474.74
    01/31/87      16798.53       15289.79
    02/28/87      18360.08       15893.74
    03/31/87      18918.46       16353.07
    04/30/87      19334.87       16207.52
    05/31/87      19079.35       16348.53
    06/30/87      20148.77       17174.13
    07/31/87      21464.26       18044.86
    08/31/87      22249.77       18717.93
    09/30/87      22647.26       18308.01
    10/31/87      15757.50       14364.46
    11/30/87      15227.51       13180.83
    12/31/87      17017.51       14183.89
    01/31/88      16600.14       14781.03
    02/29/88      18440.38       15469.83
    03/31/88      19379.47       14991.81
    04/30/88      19607.13       15158.22
    05/31/88      18867.24       15290.10
    06/30/88      21362.00       15991.91
    07/31/88      20716.97       15931.15
    08/31/88      19815.82       15389.49
    09/30/88      20062.45       16045.08
    10/31/88      20375.48       16491.13
    11/30/88      19692.51       16255.31
    12/31/88      20584.17       16539.78
    01/31/89      21959.61       17750.49
    02/28/89      21684.52       17308.50
    03/31/89      21921.67       17711.79
    04/30/89      22547.73       18631.03
    05/31/89      23069.45       19385.59
    06/30/89      22794.00       19275.09
    07/31/89      24246.52       21015.63
    08/31/89      25357.26       21427.54
    09/30/89      24455.37       21339.68
    10/31/89      22727.55       20844.60
    11/30/89      23211.72       21269.83
    12/31/89      24147.56       21780.31
    01/31/90      22427.02       20318.85
    02/28/90      22577.07       20580.96
    03/31/90      23247.28       21126.36
    04/30/90      22707.11       20598.20
    05/31/90      24687.73       22606.52
    06/30/90      24889.24       22452.80
    07/31/90      24971.59       22380.95
    08/31/90      21636.55       20357.71
    09/30/90      20566.05       19366.29
    10/31/90      20802.79       19283.02
    11/30/90      22192.39       20528.70
    12/31/90      23149.67       21101.45
    01/31/91      24703.96       22021.47
    02/28/91      26597.93       23596.01
    03/31/91      27236.12       24167.03
    04/30/91      27019.96       24225.03
    05/31/91      28893.34       25271.56
    06/30/91      28108.11       24114.12
    07/31/91      29462.85       25237.84
    08/31/91      30041.97       25835.97
    09/30/91      29814.46       25404.51
    10/31/91      30290.16       25744.93
    11/30/91      28780.31       24707.41
    12/31/91      32099.72       27533.94
    01/31/92      32716.21       27021.81
    02/29/92      33896.03       27373.09
    03/31/92      33651.56       26839.32
    04/30/92      34873.90       27628.39
    05/31/92      34671.95       27763.77
    06/30/92      33644.23       27350.09
    07/31/92      34705.85       28468.71
    08/31/92      33520.00       27885.10
    09/30/92      33553.88       28214.15
    10/31/92      33215.07       28312.90
    11/30/92      34220.21       29278.37
    12/31/92      34958.12       29638.49
    01/31/93      34922.15       29887.45
    02/28/93      34310.75       30293.92
    03/31/93      35125.96       30933.12
    04/30/93      35777.47       30184.54
    05/31/93      36319.18       30993.49
    06/30/93      35408.12       31083.37
    07/31/93      35949.83       30959.04
    08/31/93      37710.39       32132.38
    09/30/93      36516.17       31884.96
    10/31/93      37895.06       32544.98
    11/30/93      38178.23       32235.80
    12/31/93      39417.75       32625.86
    01/31/94      42485.96       33735.14
    02/28/94      42418.97       32820.92
    03/31/94      41146.13       31389.92
    04/30/94      43135.92       31791.71
    05/31/94      44174.53       32313.10
    06/30/94      43621.51       31521.43
    07/31/94      45590.81       32555.33
    08/31/94      48234.54       33890.10
    09/30/94      47883.84       33059.79
    10/31/94      47802.91       33803.64
    11/30/94      44053.14       32572.51
    12/31/94      45241.86       33055.56
    01/31/95      44059.60       33912.69
    02/28/95      46616.57       35234.27
    03/31/95      48046.28       36274.03
    04/30/95      49076.24       37342.30
    05/31/95      49564.91       38834.87
    06/30/95      50402.62       39737.01
    07/31/95      52790.12       41054.68
    08/31/95      53013.51       41157.73

Let's say you invested $10,000 in Fidelity Select Chemicals Portfolio on August 31, 1985 and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $53,014 - a 430.14% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                  % OF FUND'S
                                  INVESTMENTS

Grace (W.R.) & Co.                8.2

Cytec Industries, Inc.            5.8

Hercules, Inc.                    5.7

du Pont (E.I.) de Nemours & Co.   5.3

Ferro Corp.                       5.2

Hanna (M.A.) Co.                  4.2

Airgas, Inc.                      3.8

Agrium, Inc.                      3.6

Albemarle Corp.                   3.4

Sigma Aldrich Corp.               3.2

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 28.0
Row: 1, Col: 2, Value: 4.8
Row: 1, Col: 3, Value: 6.1
Row: 1, Col: 4, Value: 10.1
Row: 1, Col: 5, Value: 12.3
Row: 1, Col: 6, Value: 38.7
Chemicals 38.7%
Adhesives & Sealants 12.3%
Agricultural Chemicals 10.1%
Plastics 6.1%
Chemicals, General 4.8%
All Others 28%*
* INCLUDES SHORT-TERM INVESTMENTS
CHEMICALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with John Avery, Portfolio Manager of Fidelity Select Chemicals Portfolio
Q. JOHN, HOW HAS THE FUND DONE?
A. The fund returned 13.72% and 9.91% for the six months and year ended August 31, 1995. By comparison, the S&P 500 - spurred by strong performance in the technology sector - returned 16.81% and 21.45% for the same two periods.
Q. WHAT HAPPENED WITH CHEMICALS OVER THE PAST SIX MONTHS?
A. Diversified chemical companies were the best performers, followed by specialty chemical companies. Commodity chemical companies, however, lagged considerably. These are the companies that supply raw materials like ethylene and methanol, which - in terms of chemicals - are the basic building blocks of industry. Typically, when the economy is strong, commodity chemical companies make a lot of money because their products are in high demand, and they can raise prices. When that happens, they often add new plants to increase supply. But once the economy starts to slow, this extra capacity can drive prices down. The expectation that this eventually will happen can hurt stock prices. As a result, I sold commodity companies like Dow Chemical and Eastman Chemical.
Q. SO HAVE YOU SHIFTED THE FUND'S FOCUS TOWARD DIVERSIFIED AND SPECIALTY COMPANIES?
A. Yes. Among the fund's larger investments were W.R. Grace, Cytec, and du Pont - all diversified companies, which have been top contributors to performance. Business has been strong for each and earnings have been growing nicely. Plus, they're all currently going through major restructurings, which have the potential to increase their values significantly.
Q. WHAT MAKES SPECIALTY CHEMICAL COMPANIES LOOK GOOD?
A. Historically investors have bid up the prices of specialty chemical stocks late in the economic cycle. These are companies that provide technological services, such as chemical treatment systems to clean the water used in cooling power plants. They typically have steady earnings growth. But as the economy strengthens and demand rises, many of the companies that use their services start running at near capacity. To improve production efficiency and insure that their machines don't break down, they increase the amount of chemicals used in their processes. This means more business for the specialty chemical companies. In addition, the specialty companies benefit from lower commodity chemical costs, since these are their raw materials.
Q. WHICH COMPANIES FALL INTO THE SPECIALTY CHEMICALS CATEGORY?
A. Among the fund's largest investments were Hercules, Ferro, Hanna, and Albemarle. Ferro and Albemarle are both companies whose profit margins have been squeezed as ethylene prices have risen over the last year. But if those prices continue to fall - as they've already started to - their profit margins should improve. In addition, both Ferro and Hanna, which make resins, are big in Europe, where the economy is still very strong. So if things slow in the U.S., they still could have solid sales and earnings growth from Europe. Hercules - one of the fund's top performers - is a reorganization story with a management team whose number one goal has been to provide high returns to shareholders.
Q. WHAT OTHER CHANGES HAVE YOU MADE TO THE FUND SINCE TAKING OVER?
A. I've cut the number of stocks in the fund from about 120 to 52, so I can have bigger investments in the names I really believe in. Plus, in August I started increasing my stake in fertilizer stocks with Agrium being the largest. Right now, it looks like U.S. crop yields will be poor because of floods and drought. If that's the case, the government probably will allow farmers to grow more crops or plant more of their acreage next year. That would mean they'd need more fertilizer, which would push up product prices and help earnings grow.
Q. WHAT HURT PERFORMANCE?
A. Probably having as much in commodity chemical companies as we did early in the period. These stocks were up, but not nearly as much as the diversified and specialty companies. There were also some disappointments like Geon, which makes the PVC plastic that goes in pipes, and Image Industries, which recycles plastic bottles.
Q. SO WHERE DO YOU GO FROM HERE?
A. I'm optimistic. With its focus on diversified and specialty companies, the fund is in a good position to benefit from flat or slow economic growth in the U.S. I also expect economies abroad to grow faster than here, which is why I like companies with earnings outside the U.S. Only a very strong economy would cause me to shift back toward commodity chemical companies.

FUND FACTS
START DATE: July 29, 1985
TRADING SYMBOL: FSCHX
SIZE: as of August 31, 1995, more than
$75 million
MANAGER: John Avery, since July 1995; equity analyst, specialty chemicals, since January
1995; joined Fidelity in December 1994
(checkmark)
CHEMICALS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.3%
 SHARES VALUE (NOTE 1)
BUILDING MATERIALS - 0.5%
PAINT & VARNISH - 0.5%
Dexter Corp.   15,200 $ 376,200
CHEMICALS & PLASTICS - 85.6%
ADHESIVES & SEALANTS - 12.3%
Arcadian Corp. (a)  42,000  782,250
Ferro Corp.   142,200  3,839,400
Fuller (H.B.) Co.   26,701  914,509
International Specialty Products, Inc.   105,000  931,875
Loctite Corp.   9,400  451,200
Nalco Chemical Co.   62,700  2,194,500
  9,113,734
AGRICULTURAL CHEMICALS - 10.1%
Agrium, Inc.   78,600  2,690,278
First Mississippi Corp.   25,500  844,688
IMC Fertilizer Group, Inc.   6,000  379,500
OM Group, Inc.   45,000  1,350,000
Potash Corp. of Saskatchewan  13,400  755,274
Terra Industries, Inc.   43,900  587,163
Vigoro Corp. (a)  19,700  866,800
  7,473,703
CHEMICALS - 38.7%
AKZO NV sponsored ADR  10,000  590,000
Cabot Corp.   10,000  481,250
Cytec Industries, Inc. (a)  71,271  4,311,896
du Pont (E.I.) de Nemours & Co.   59,900  3,915,963
Engelhard Corp.   25,000  706,250
Grace (W.R.) & Co.   91,400  6,089,525
Hercules, Inc.   75,400  4,194,125
Hoechst AG Ord.   5,200  1,251,826
Monsanto Co.   6,200  588,225
NL Industries, Inc. (a)  52,000  812,500
Olin Corp.   15,900  1,027,538
Raychem Corp.   16,300  715,163
Reliance Industries Ltd. GDR (b)  17,000  308,040
Rhodia Ster SA GDR (b)  25,000  346,875
Rohm & Haas Co.   17,000  1,015,750
Sasol Ltd. sponsored ADR  20,000  173,750
Union Carbide Corp.   43,700  1,551,350
Witco Corp.   15,000  498,750
  28,578,776
CHEMICALS & ALLIED PRODUCTS - 2.6%
Kemira OY sponsored ADR (b)  73,200  1,143,750
Kemira OY  100,000  785,958
  1,929,708
CHEMICALS, GENERAL - 4.8%
Albemarle Corp.   153,400  2,511,921
Great Lakes Chemical Corp.   15,800  1,044,775
  3,556,696
INDUSTRIAL GASES - 3.8%
Airgas, Inc. (a)  101,200  2,783,000
ORGANIC CHEMICALS - 2.0%
Cambrex  Corp.   20,000  800,000
Lubrizol Corp.   21,000  651,000
  1,451,000
PLASTICS & SYNTHETIC RESINS - 0.5%
Geon Co.   12,700  338,138

 SHARES VALUE (NOTE 1)

PLASTICS - 6.1%
Applied Extrusion Technologies, Inc. (a)  50,000 $ 912,500
Hanna (M.A.) Co.   111,850  3,131,800
Sealed Air Corp. (a)  8,300  437,825
  4,482,125
PLASTICS, RESINS & ELASTOMERS - 4.7%
PT Tri Polyta Indonesia sponsored ADR  61,000  1,288,625
Praxair, Inc.   85,153  2,213,978
  3,502,603
TOTAL CHEMICALS & PLASTICS   63,209,483
DRUGS & PHARMACEUTICALS - 4.6%
BIOTECHNOLOGY - 3.3%
Sigma Aldrich Corp.   50,000  2,400,000
PHARMACEUTICAL PREPARATIONS - 1.3%
Copley Pharmaceutical, Inc. (a)  55,000  990,000
TOTAL DRUGS & PHARMACEUTICALS   3,390,000
INDUSTRIAL MACHINERY & EQUIPMENT --1.0%
PUMPING EQUIPMENT - 1.0%
Duriron Co., Inc.   30,000  765,000
METALS & MINING - 0.9%
MISCELLANEOUS METAL ORES - 0.9%
Stillwater Mining Co. (a)  9,700  212,188
Stillwater Mining Co. (b)  20,000  437,500
  649,688
OIL & GAS - 1.0%
CRUDE PETROLEUM & GAS - 1.0%
Occidental Petroleum Corp.   33,000  717,750
TEXTILES & APPAREL - 0.7%
CARPETS & RUGS - 0.7%
Image Industries, Inc. (a)  45,000  551,250
TOTAL COMMON STOCKS
 (Cost $60,022,928)   69,659,371
REPURCHASE AGREEMENTS - 5.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95   $4,216,682  4,216,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $64,238,928)  $ 73,875,371
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,236,165 or 2.9% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $37,471,896 and $70,002,144, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $51,139 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $1,328,000 and $1,161,500, respectively. The weighted average interest rate paid was 6.5% (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   87.4%
Canada   4.7
Finland   2.6
Indonesia   1.7
Germany   1.7
Others (individually less than 1%)   1.9
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $64,251,068. Net unrealized appreciation aggregated $9,624,303, of which $73,875,369 related to appreciated investment securities and $64,251,066 related to depreciated investment securities. CHEMICALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $4,216,000) (cost $64,238,928) - See          $ 73,875,371
accompanying schedule

Cash                                                                                                                  492

Receivable for investments sold                                                                                       3,411,071

Receivable for fund shares sold                                                                                       585,034

Dividends receivable                                                                                                  192,777

Redemption fees receivable                                                                                            319

Other receivables                                                                                                     3,800

Prepaid expenses                                                                                                      13,672

 TOTAL ASSETS                                                                                                         78,082,536

LIABILITIES

Payable for investments purchased                                                                      $ 1,634,755

Payable for fund shares redeemed                                                                       379,819

Accrued management fee                                                                                 39,219

Other payables and accrued expenses                                                                    107,660

 TOTAL LIABILITIES                                                                                                   2,161,453

NET ASSETS                                                                                                          $ 75,921,083

Net Assets consist of:

Paid in capital                                                                                                     $ 61,288,106

Undistributed net investment income                                                                                 25,067

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 4,971,467

Net unrealized appreciation (depreciation) on investments                                                           9,636,443

NET ASSETS, for 1,999,418 shares outstanding                                                                        $ 75,921,083

NET ASSET VALUE and redemption price per share ($75,921,083 (divided by) 1,999,418 shares)                          $37.97

Maximum offering price per share (100/97.00 of $37.97)                                                              $39.14


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                             $ 860,779
Dividends

Interest (including income on securities loaned of $1,234)                                     77,299

 TOTAL INCOME                                                                                  938,078

EXPENSES

Management fee                                                                   $ 261,233

Transfer agent                                                                    521,133
Fees

 Redemption fees                                                                  (45,717
                                                                                 )

Accounting and security lending fees                                              42,939

Non-interested trustees' compensation                                             678

Custodian fees and expenses                                                       7,562

Registration fees                                                                 13,672

Audit                                                                             18,463

Legal                                                                             657

Interest                                                                          835

Miscellaneous                                                                     706

 Total expenses before reductions                                                 822,161

 Expense reductions                                                               (10,832      811,329
                                                                                 )

NET INVESTMENT INCOME                                                                          126,749

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            5,187,571

 Foreign currency transactions                                                    (307         5,187,264
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                  5,135,840

NET GAIN (LOSS)                                                                                10,323,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 10,449,853

OTHER INFORMATION                                                                              $220,843
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                               $13,312
 by FDC

 Exchange fees withheld by FSC                                                                 $31,800


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)



Operations                                                                                              $ 126,749      $ 1,534,984

Net investment income


 Net realized gain (loss)                                                                                5,187,264      4,787,546


 Change in net unrealized appreciation (depreciation)                                                    5,135,840      576,053


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         10,449,853     6,898,583


Distributions to shareholders                                                                            (214,326       (1,029,165

From net investment income                                                                              )              )


 From net realized gain                                                                                  (1,232,375     (2,261,141

                                                                                                        )              )


 TOTAL DISTRIBUTIONS                                                                                     (1,446,701     (3,290,306

                                                                                                        )              )


Share transactions                                                                                       27,262,158     295,805,417

Net proceeds from sales of shares


 Reinvestment of distributions                                                                           1,417,990      3,230,231


 Cost of shares redeemed                                                                                 (59,287,336(267,599,716

                                                                                                        )              )


 Paid in capital portion of redemption fees                                                              14,270         249,480


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                 (30,592,918    31,685,412

                                                                                                        )


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                (21,589,766    35,293,689

                                                                                                        )


NET ASSETS


 Beginning of period                                                                                     97,510,849     62,217,160


 End of period (including undistributed net investment income of $25,067 and $426,403, respectively)    $ 75,921,083   $ 97,510,849


OTHER INFORMATION

Shares


 Sold                                                                                                    762,032        8,887,417


 Issued in reinvestment of distributions                                                                 41,029         101,777


 Redeemed                                                                                                (1,679,576     (8,078,436

                                                                                                        )              )


 Net increase (decrease)                                                                                 (876,515)      910,758




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                              $ 33.91    $ 31.66    $ 28.62    $ 32.81    $ 26.25    $ 22.70

Income from Investment Operations

 Net investment income                                             .05        .36        .29        .30        .12        .28

 Net realized and unrealized gain (loss)                           4.54       2.65       5.97       (.84)      7.27       3.94

 Total from investment operations                                  4.59       3.01       6.26       (.54)      7.39       4.22

Less Distributions                                                 (.08)      (.22)      (.23)      (.31)      (.18)      (.10)
From net investment income

 From net realized gain                                            (.46)      (.60)      (3.05)     (3.36)     (.71)      (.60)

 Total distributions                                               (.54)      (.82)      (3.28)     (3.67)     (.89)      (.70)

Redemption fees added to paid in capital                           .01        .06        .06        .02        .06        .03

Net asset value, end of period                                    $ 37.97    $ 33.91    $ 31.66    $ 28.62    $ 32.81    $ 26.25

TOTAL RETURN B, C                                                 13.72%     9.90%      23.63%     (1.61)%    29.07%     18.99%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 75,921   $ 97,511   $ 62,217   $ 28,796   $ 39,566   $ 20,396

Ratio of expenses to average net assets                           1.88% A    1.51%      1.93%      1.89% A    2.16%      2.50%

Ratio of expenses to average net assets before                    1.91% A    1.52%      1.93%      1.89% A    2.16%      2.52%
expense reductions

Ratio of net investment income to average net assets              .29% A     1.07%      .97%       1.21% A    .40%       1.21%

Portfolio turnover rate                                           90% A      106%       81%        214% A     87%        87%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


CONSTRUCTION AND HOUSING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED              PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995            MONTH    YEAR     YEARS     FUND
                           S

CONSTRUCTION AND HOUSING   12.98%   6.63%    132.60%   187.42%

CONSTRUCTION AND HOUSING
(INCL. 3% SALES CHARGE)    9.59%    3.43%    125.62%   178.80%

S&P 500                    16.81%   21.45%   102.17%   221.28%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on September 29, 1986. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED              PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995            YEAR     YEARS    FUND

CONSTRUCTION AND HOUSING   6.63%    18.39%   12.55%

CONSTRUCTION AND HOUSING
(INCL. 3% SALES CHARGE)    3.43%    17.67%   12.17%

S&P 500                    21.45%   15.12%   13.96%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select ConstruStandard & Poor
    09/29/86       9700.00       10000.00
    09/30/86       9709.70        9962.80
    10/31/86      10262.60       10537.66
    11/30/86      10369.30       10793.72
    12/31/86      10437.20       10518.48
    01/31/87      12192.90       11935.32
    02/28/87      13483.00       12406.77
    03/31/87      14307.50       12765.32
    04/30/87      13327.80       12651.71
    05/31/87      12949.50       12761.78
    06/30/87      12804.00       13406.25
    07/31/87      13599.40       14085.95
    08/31/87      13890.40       14611.35
    09/30/87      12823.40       14291.37
    10/31/87       8749.40       11213.00
    11/30/87       8109.20       10289.05
    12/31/87       9141.24       11072.05
    01/31/88       9466.31       11538.18
    02/29/88      10352.85       12075.86
    03/31/88      10766.57       11702.72
    04/30/88      11081.79       11832.62
    05/31/88      11012.83       11935.56
    06/30/88      11662.97       12483.41
    07/31/88      11544.76       12435.97
    08/31/88      10953.73       12013.15
    09/30/88      11288.65       12524.91
    10/31/88      11367.45       12873.10
    11/30/88      11229.54       12689.01
    12/31/88      11809.46       12911.07
    01/31/89      12529.18       13856.16
    02/28/89      12377.13       13511.14
    03/31/89      12691.37       13825.95
    04/30/89      13188.08       14543.52
    05/31/89      13654.38       15132.53
    06/30/89      13645.75       15046.28
    07/31/89      14199.39       16404.95
    08/31/89      14438.22       16726.49
    09/30/89      14698.76       16657.91
    10/31/89      13873.72       16271.45
    11/30/89      14079.98       16603.39
    12/31/89      13769.49       17001.87
    01/31/90      12900.94       15861.04
    02/28/90      13167.30       16065.65
    03/31/90      13908.46       16491.39
    04/30/90      13503.14       16079.11
    05/31/90      14753.86       17646.82
    06/30/90      14487.50       17526.82
    07/31/90      13731.86       17470.73
    08/31/90      11986.06       15891.38
    09/30/90      10748.37       15117.47
    10/31/90      10370.55       15052.46
    11/30/90      11373.73       16024.85
    12/31/90      12442.05       16471.95
    01/31/91      13536.43       17190.12
    02/28/91      14722.01       18419.22
    03/31/91      15086.80       18864.96
    04/30/91      15321.31       18910.24
    05/31/91      16845.63       19727.16
    06/30/91      15985.76       18823.66
    07/31/91      16402.66       19700.84
    08/31/91      17080.14       20167.75
    09/30/91      16702.32       19830.95
    10/31/91      16415.69       20096.68
    11/30/91      15594.91       19286.79
    12/31/91      17582.47       21493.19
    01/31/92      18889.56       21093.42
    02/29/92      19198.76       21367.64
    03/31/92      19184.71       20950.97
    04/30/92      19451.75       21566.92
    05/31/92      20070.16       21672.60
    06/30/92      18636.06       21349.68
    07/31/92      18973.62       22222.88
    08/31/92      18326.63       21767.31
    09/30/92      18565.74       22024.17
    10/31/92      19212.72       22101.25
    11/30/92      20323.86       22854.91
    12/31/92      20872.39       23136.02
    01/31/93      21744.42       23330.36
    02/28/93      22138.23       23647.66
    03/31/93      22658.64       24146.62
    04/30/93      22123.98       23562.27
    05/31/93      22363.23       24193.74
    06/30/93      22630.63       24263.90
    07/31/93      23404.69       24166.85
    08/31/93      24375.78       25082.77
    09/30/93      25163.91       24889.63
    10/31/93      26078.71       25404.85
    11/30/93      25670.57       25163.50
    12/31/93      27887.78       25467.98
    01/31/94      28798.86       26333.89
    02/28/94      28215.20       25620.25
    03/31/94      26563.85       24503.20
    04/30/94      26503.76       24816.84
    05/31/94      25101.29       25223.84
    06/30/94      24485.92       24605.86
    07/31/94      25187.15       25412.93
    08/31/94      26145.98       26454.86
    09/30/94      24686.27       25806.71
    10/31/94      23956.42       26387.37
    11/30/94      22983.28       25426.34
    12/31/94      23441.19       25803.41
    01/31/95      23544.07       26472.49
    02/28/95      24675.71       27504.13
    03/31/95      25116.61       28315.77
    04/30/95      25146.00       29149.67
    05/31/95      26380.52       30314.78
    06/30/95      26630.37       31019.00
    07/31/95      27864.89       32047.59
    08/31/95      27879.58       32128.03

Let's say you invested $10,000 in Fidelity Select Construction and Housing Portfolio on September 29, 1986, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $27,880 - a 178.80% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $32,128 over the same period - a 221.28% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

Vulcan Materials Co.                    7.7

United Dominion Industries Ltd.         6.8

Fluor Corp.                             5.8

Lowe's Companies, Inc.                  5.4

Aluminum Co. of America                 5.2

Masco Corp.                             5.1

Sunbeam-Oster, Inc.                     5.1

Heilig-Meyers Co.                       4.2

Federal National Mortgage Association   3.9

Sherwin-Williams Co.                    3.6

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 54.6
Row: 1, Col: 2, Value: 6.9
Row: 1, Col: 3, Value: 7.0
Row: 1, Col: 4, Value: 7.2
Row: 1, Col: 5, Value: 8.1
Row: 1, Col: 6, Value: 16.2
Cement 16.2%
Operative Builders 8.1%
Appliances 7.2%
Federal & Federally Sponsored
Credit Agencies 7.0%
Prime Nonferrous Smelting 6.9%
All Others 54.6%
 %
 %
 %
 %
 %
 %*

CONSTRUCTION AND HOUSING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Bill Bower,
Portfolio Manager of Fidelity Select Construction and Housing Portfolio
Q. BILL, CONSTRUCTION AND HOUSING STOCKS HAVE LAGGED THE MARKET IN RECENT MONTHS. HOW HAS THE FUND PERFORMED IN THAT ENVIRONMENT?
A. Somewhat better than the sector, but still worse than the market as a whole. For the six months ended August 31, 1995, the fund had a 12.98% return, versus 16.81% for the S&P 500. During the 12 months ended August 31, 1995, the fund rose 6.63%, compared to a gain of 21.45% for the S&P 500.
Q. WHAT FACTORS HELPED THE FUND'S PERFORMANCE?
A. The significant decline in interest rates that took place during the period helped the stock prices of homebuilders, which were among the fund's largest investments. Homebuilders typically are among the first companies in the construction and housing sector to feel the impact of lower rates, which boost demand for new housing. The fund's investment in homebuilders such as Pulte and Lennar helped its performance. In addition, for most of the period, I avoided making sizable investments in retail home centers such as Lowe's and Home Depot. At the beginning of the period they still were suffering from the impact of slower home sales during 1994, which meant there were fewer new homeowners out there to shop at their stores. The fund's lack of investments in this area helped its performance.
Q. WHY DID THE SECTOR TRAIL THE S&P 500?
A. Although lower interest rates historically work their way through the sector and stimulate demand, that doesn't happen immediately. Some groups within the sector delivered disappointing earnings because of that lag effect.
Q. HOW DID YOU CHANGE THE FUND'S STRATEGY DURING THE PERIOD?
A. During the past few months, I have begun to shift the fund's investments into the sectors that should begin to revive later in the cycle. The fund increased its stake in home retail centers, which should start to feel additional demand from people who have been able to purchase new homes thanks to the recent declines in interest rates. The fund's investment in that group was Lowe's, which has been increasing its retail space at a rapid pace and whose shares trade at an attractive valuation - price relative to earnings. I also invested in building materials and furniture stocks that should revive when new homeowners start to buy furniture and remodel. The fund's new investments in those groups include Masco, which plans to spin off its furniture division and concentrate on its very well-managed building products business, and Heilig-Meyers, a furniture retailer that has been growing rapidly and has a terrific track record that isn't fully reflected in the stock price.
Q. YOU ALSO CONTINUED TO HOLD A SIGNIFICANT INVESTMENT IN CEMENT COMPANIES. HOW DID THEY PERFORM?
A. Quite well. Cement goes into commercial buildings, highways and airports. As a result, demand for cement stayed strong even when the housing industry slumped in 1994. But cement stocks declined sharply anyway, so I invested a significant portion of the fund's assets in them, to the point where this industry has the largest representation in the fund. As the construction cycle continued to mature, cement prices climbed and the stocks performed well.
Q. ARE YOU TARGETING OTHER INDUSTRIES THAT USUALLY DO WELL AS THE CYCLE PROGRESSES?
A. The fund's investments included shares of Texas Industries, which is virtually uncovered by Wall Street analysts. The firm owns a cement business and a structural steel division, both of which should benefit from a strong construction market in Texas. The fund purchased shares of structural steel producers - such as NorthWestern Steel & Wire - which tend to prosper during the later stages of the construction cycle. And I also bought shares of Aluminum Company of America, which is partly a play on emerging markets, where aluminum has a major role in construction projects.
Q. ANY DISAPPOINTMENTS?
A. The fund invested in Vulcan and Martin Marietta because I expected demand for their gravel and sand concrete additives used in heavy construction to rise. But a wet spring in their markets curtailed demand, and the firms delivered lower-than-expected earnings. That hurt the stocks, but I still like their prospects as they get past the impact of that wet weather.
Q. WHAT'S YOUR OUTLOOK FOR THE SECTOR?
A. There's a good chance that the sector will perform reasonably well during the next six to 12 months. Valuations in the sector are quite reasonable. Low interest rates likely will continue to support demand for housing, and many companies should benefit from the ripple effect of past interest rate cuts. I plan to continue to hold shares of retailers and firms that make building materials, as well as late cycle firms whose products go into heavy construction.

FUND FACTS
START DATE: September 29, 1986
TRADING SYMBOL: FSHOX
SIZE: as of August 31, 1995, more than $39 million
MANAGER: William Bower, since December
1994; equity analyst, building materials, housing, recreational vehicle, and manufactured housing industries, since 1994;
joined Fidelity in June 1994
(checkmark)
CONSTRUCTION AND HOUSING PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 100%
 SHARES VALUE (NOTE 1)
BUILDING MATERIALS - 33.7%
CEMENT - 16.2%
Centex Construction Products (a)  15,900 $ 206,700
Lafarge Corp.   50,000  1,056,250
Medusa Corp.   42,700  1,174,250
Texas Industries, Inc.   17,300  854,188
Vulcan Materials Co.   57,000  2,999,625
  6,291,013
FABRICATED STRUCTURAL METAL - 6.7%
United Dominion Industries Ltd.   109,100  2,628,158
HEATING & AIR-CONDITION EQUIPMENT - 0.3%
Falcon Building Products, Inc.   10,000  111,250
PAINT & VARNISH - 3.6%
Sherwin-Williams Co.   38,900  1,395,537
PAVING, ROOFING & SIDING - 1.8%
Elcor Corp.   31,500  693,000
PLUMBING SUPPLIES - WHOLESALE - 5.1%
Masco Corp.   71,050  1,989,400
TOTAL BUILDING MATERIALS   13,108,358
CONSTRUCTION - 11.9%
CONSTRUCTION - 1.1%
Walter Industries, Inc.   30,000  420,000
OPERATIVE BUILDERS - 8.1%
Centex Corp.   18,100  529,425
Engle Homes, Inc.   20,000  175,000
Lennar Corp.   38,950  754,656
Pulte Corp.   44,500  1,201,500
Washington Homes, Inc.   101,000  467,125
  3,127,706
PREFABRICATED WOOD BUILDINGS - 1.1%
American Homestar Corp.   30,800  435,050
SINGLE-FAMILY HOUSING CONSTRUCTION - 1.6%
Beazer Homes USA, Inc. (a)  40,000  635,000
TOTAL CONSTRUCTION   4,617,756
CONSUMER ELECTRONICS - 7.2%
APPLIANCES - 7.2%
Black & Decker Corp.   25,000  809,375
Sunbeam-Oster, Inc.   121,700  1,977,625
  2,787,000
ENGINEERING - 5.8%
ARCHITECTS & ENGINEERS - 5.8%
Fluor Corp.   38,200  2,234,700
FEDERAL SPONSORED CREDIT - 7.0%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 7.0%
Federal Home Loan
 Mortgage Corporation  18,800  1,207,900
Federal National Mortgage
 Association  15,800  1,506,925
  2,714,825

 SHARES VALUE (NOTE 1)
HOME FURNISHINGS - 5.8%
FURNITURE - 0.3%
Interco, Inc.   15,000 $ 118,125
FURNITURE STORES - 5.5%
Haverty Furniture Companies, Inc.   41,750  511,438
Heilig-Meyers Co.   73,900  1,625,800
  2,137,238
TOTAL HOME FURNISHINGS   2,255,363
HOUSEHOLD PRODUCTS - 2.3%
MANUFACTURED PRODUCTS - 1.1%
First Brands Corp.   10,000  436,250
SOAPS & DETERGENTS - 1.2%
Rubbermaid, Inc.   15,300  455,175
TOTAL HOUSEHOLD PRODUCTS   891,425
INDUSTRIAL MACHINERY & EQUIPMENT --0.9%
CONSTRUCTION EQUIPMENT - 0.9%
Caterpillar, Inc.   5,200  349,050
IRON & STEEL - 2.3%
BLAST FURNACES - 2.3%
Northwestern Steel & Wire Co.  92,300  899,925
LEISURE DURABLES & TOYS - 2.9%
TRAVEL TRAILERS AND CAMPERS - 2.9%
Champion Enterprises, Inc. (a)  67,000  1,139,000
METALS & MINING - 9.3%
NON-METALLIC MINERAL MINING - 2.4%
Martin Marietta Materials, Inc.   50,500  959,500
PRIME NONFERROUS SMELTING - 6.9%
Alcan Aluminium Ltd.   20,000  652,926
Aluminum Co. of America  35,200  2,010,800
  2,663,726
TOTAL METALS & MINING   3,623,226
PAPER & FOREST PRODUCTS - 3.2%
PAPER - 3.2%
Champion International Corp.   22,000  1,245,750
RETAIL & WHOLESALE, MISCELLANEOUS - 6.5%
LUMBER & BUILDING MATERIALS-RETAIL - 5.4%
Lowe's Companies, Inc.   63,000  2,094,750
LUMBER - WHOLESALE - 1.1%
Cameron Ashley, Inc.   40,000  420,000
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   2,514,750
SHIPPING - 1.2%
Kirby Corp.   30,000  465,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $35,541,974)  $ 38,846,128
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $44,015,334 and $25,615,658, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $15,805 for the period
(see Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $3,426,000 and $2,484,125, respectively. The weighted average interest rate paid was 6.5% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $35,593,533. Net unrealized appreciation aggregated $3,252,595, of which $4,081,148 related to appreciated investment securities and $828,553 related to depreciated investment securities.
The fund has elected to defer to its fiscal year ending February 28, 1996 $335,000 of losses recognized during the period November 1,1994 to February 28, 1995.
CONSTRUCTION AND HOUSING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value                                                                                   $ 38,846,128
(cost $35,541,974) - See accompanying schedule

Cash                                                                                                                  768

Receivable for investments sold                                                                                       2,530,277

Receivable for fund shares sold                                                                                       231,989

Dividends receivable                                                                                                  58,902

Redemption fees receivable                                                                                           129

Other receivables                                                                                                    427

Prepaid expenses                                                                                                      2,949

 TOTAL ASSETS                                                                                                        41,671,569

LIABILITIES

Payable for fund shares redeemed                                                                        $ 546,522

Accrued management fee                                                                                   24,069

Notes payable                                                                                           1,983,000

Other payables and accrued expenses                                                                      36,739

 TOTAL LIABILITIES                                                                                                   2,590,330

NET ASSETS                                                                                                          $ 39,081,239

Net Assets consist of:

Paid in capital                                                                                                     $ 34,255,721

Undistributed net investment income                                                                                  172,182

Accumulated undistributed net realized gain (loss) on investments and
foreign currency transactions                                                                                       1,349,165

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies            3,304,171

NET ASSETS, for 2,060,460 shares outstanding                                                                        $ 39,081,239

NET ASSET VALUE and redemption price per share ($39,081,239 (divided by) 2,060,460 shares)                           $18.97

Maximum offering price per share (100/97.00 of $18.97)                                                               $19.56


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 285,767
Dividends

Interest                                                                         172,034

 TOTAL INCOME                                                                    457,801

EXPENSES

Management fee                                                     $ 132,025

Transfer agent                                                      129,437
Fees

 Redemption fees                                                    (24,268
                                                                   )

Accounting fees and expenses                                        24,349

Non-interested trustees' compensation                               197

Custodian fees and expenses                                         9,059

Registration fees                                                   9,038

Audit                                                               8,466

Legal                                                               74

Interest                                                            3,602

Miscellaneous                                                       687

 Total expenses before reductions                                   292,666

 Expense reductions                                                 (5,462       287,204
                                                                   )

NET INVESTMENT INCOME                                                            170,597

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              1,864,000

 Foreign currency transactions                                      10           1,864,010

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              2,856,200

 Assets and liabilities in                                          17           2,856,217
 foreign currencies

NET GAIN (LOSS)                                                                  4,720,227

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 4,890,824

OTHER INFORMATION                                                                $119,423
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                 $1,006
 by FDC

 Exchange fees withheld by FSC                                                   $16,830


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)



Operations                                                                                             $ 170,597      $ (45,685

Net investment income (loss)                                                                                          )


 Net realized gain (loss)                                                                               1,864,010      847,689


 Change in net unrealized appreciation (depreciation)                                                   2,856,217      (10,454,301

                                                                                                                      )


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        4,890,824      (9,652,297

                                                                                                                      )


Distributions to shareholders from net realized gains                                                   -              (804,434

                                                                                                                      )


Share transactions                                                                                      67,347,748     23,825,749

Net proceeds from sales of shares


 Reinvestment of distributions                                                                          -              794,528


 Cost of shares redeemed                                                                                (50,065,472    (78,326,758

                                                                                                       )              )


 Paid in capital portion of redemption fees                                                             45,162         27,046


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                17,327,438     (53,679,435

                                                                                                                      )


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                               22,218,262     (64,136,166

                                                                                                                      )


NET ASSETS


 Beginning of period                                                                                    16,862,977     80,999,143


 End of period (including undistributed net investment income of $172,182 and $1,585, respectively)    $ 39,081,239   $ 16,862,977


OTHER INFORMATION

Shares


 Sold                                                                                                   3,769,131      1,308,527


 Issued in reinvestment of distributions                                                                -              47,271


 Redeemed                                                                                               (2,713,210     (4,437,862

                                                                                                       )              )


 Net increase (decrease)                                                                                1,055,921      (3,082,064)




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 16.79    $ 19.82     $ 15.74    $ 13.84    $ 11.76    $ 11.66

Income from Investment Operations

 Net investment income (loss)                            .07        (.02)       .01        .02        (.06)      .01

 Net realized and unrealized gain (loss)                 2.09       (2.50)      4.26       1.87       2.93       1.45

 Total from investment operations                        2.16       (2.52)      4.27       1.89       2.87       1.46

Less Distributions                                       -          -           -          -          -          (.16)
From net investment income

 From net realized gain                                  -          (.52)       (.22)      (.01)      (.88)      (1.27)

 Total distributions                                     -          (.52)       (.22)      (.01)      (.88)      (1.43)

Redemption fees added to paid in capital                 .02        .01         .03        .02        .09        .07

Net asset value, end of period                          $ 18.97    $ 16.79     $ 19.82    $ 15.74    $ 13.84    $ 11.76

TOTAL RETURN B, C                                        12.98%     (12.54)%    27.45%     13.81%     26.96%     13.46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 39,081   $ 16,863    $ 80,999   $ 31,111   $ 26,687   $ 4,070

Ratio of expenses to average net assets                  1.31% A    1.74%       1.66%      2.02% A    2.50%      2.48%

Ratio of expenses to average net assets before           1.34% A    1.76%       1.67%      2.02% A    3.10%      3.48%
expense reductions

Ratio of net investment income (loss) to average net     .78% A     (.11)%      .03%       .20% A     (.49)%     .08%
assets

Portfolio turnover rate                                  142% A     45%         35%        60% A      183%       137%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


ENVIRONMENTAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST  31, 1995          MONTH    YEAR     YEARS     FUND
                          S

ENVIRONMENTAL SERVICES    24.93%   17.38%   23.37%    38.17%

ENVIRONMENTAL SERVICES
(INCL. 3% SALES CHARGE)   21.18%   13.86%   19.66%    34.02%

S&P 500                   16.81%   21.45%   102.17%   108.43%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on June 29, 1989. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST  31, 1995          YEAR     YEARS    FUND

ENVIRONMENTAL SERVICES    17.38%   4.29%    5.37%

ENVIRONMENTAL SERVICES
(INCL. 3% SALES CHARGE)   13.86%   3.66%    4.85%

S&P 500                   21.45%   15.12%   12.62%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select EnviroStandard & Poo
    06/29/89      9700.00      10000.00
    06/30/89      9573.90       9761.13
    07/31/89     10485.70      10642.57
    08/31/89     10621.50      10851.16
    09/30/89     11193.80      10806.67
    10/31/89     10941.60      10555.96
    11/30/89     11009.50      10771.30
    12/31/89     11368.64      11029.81
    01/31/90     10358.96      10289.71
    02/28/90     10562.83      10422.44
    03/31/90     11019.13      10698.64
    04/30/90     11077.38      10431.17
    05/31/90     12106.48      11448.21
    06/30/90     12485.11      11370.37
    07/31/90     12407.45      11333.98
    08/31/90     10863.80      10309.39
    09/30/90     10281.29       9807.32
    10/31/90     10135.66       9765.15
    11/30/90     10485.17      10395.98
    12/31/90     11087.09      10686.03
    01/31/91     12057.94      11151.94
    02/28/91     12611.32      11949.30
    03/31/91     12611.32      12238.47
    04/30/91     12572.49      12267.85
    05/31/91     12601.62      12797.82
    06/30/91     11650.18      12211.68
    07/31/91     12019.11      12780.74
    08/31/91     12232.69      13083.64
    09/30/91     11941.44      12865.15
    10/31/91     11494.85      13037.54
    11/30/91     10863.80      12512.13
    12/31/91     11936.55      13943.51
    01/31/92     13005.20      13684.17
    02/29/92     13146.34      13862.06
    03/31/92     11835.74      13591.75
    04/30/92     11482.88      13991.35
    05/31/92     11190.52      14059.90
    06/30/92     10592.18      13850.41
    07/31/92     10665.31      14416.89
    08/31/92     10445.94      14121.35
    09/30/92     10571.29      14287.98
    10/31/92     11072.70      14337.99
    11/30/92     11762.13      14826.91
    12/31/92     11772.58      15009.28
    01/31/93     12002.39      15135.36
    02/28/93     11866.59      15341.20
    03/31/93     11574.10      15664.90
    04/30/93     11333.85      15285.81
    05/31/93     11584.55      15695.47
    06/30/93     11438.31      15740.99
    07/31/93     10957.79      15678.02
    08/31/93     11542.77      16272.22
    09/30/93     11553.21      16146.93
    10/31/93     11877.04      16481.17
    11/30/93     11354.74      16324.60
    12/31/93     11699.45      16522.12
    01/31/94     12691.82      17083.88
    02/28/94     12462.01      16620.90
    03/31/94     11333.85      15896.23
    04/30/94     11521.87      16099.70
    05/31/94     11490.54      16363.74
    06/30/94     10801.10      15962.83
    07/31/94     11030.91      16486.41
    08/31/94     11417.41      17162.35
    09/30/94     11344.29      16741.87
    10/31/94     10957.79      17118.56
    11/30/94     10341.48      16495.11
    12/31/94     10581.74      16739.73
    01/31/95     10592.18      17173.79
    02/28/95     10727.98      17843.05
    03/31/95     11239.83      18369.60
    04/30/95     12044.17      18910.59
    05/31/95     12232.20      19666.44
    06/30/95     12733.60      20123.29
    07/31/95     13214.12      20790.58
    08/31/95     13391.70      20842.77

Let's say you invested $10,000 in Fidelity Select Environmental Services Portfolio on June 29, 1989, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $13,402 - a 34.02% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $20,843 over the same period - a 108.43% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST  31, 1995
                                     % OF FUND'S
                                     INVESTMENTS

Addington Resources, Inc.            10.8

Harsco Corp.                         8.5

Memtec Ltd. sponsored ADR            8.0

Tetra Technologies, Inc.             5.0

IMCO Recycling, Inc.                 4.4

Browning-Ferris Industries, Inc.     4.2

Microfluidics International Corp.    4.1

American Buildings Co.               4.0

Thermo Power Corp.                   3.5

Continental Waste Industries, Inc.   3.2

TOP INDUSTRIES AS OF AUGUST  31, 1995
Row: 1, Col: 1, Value: 44.7
Row: 1, Col: 2, Value: 8.0
Row: 1, Col: 3, Value: 8.300000000000001
Row: 1, Col: 4, Value: 8.5
Row: 1, Col: 5, Value: 10.8
Row: 1, Col: 6, Value: 19.7
Refuse Systems 19.7%
Coal 10.8%
Ordnance 8.5%
Pollution Equipment
& Design 8.3%
Manufactured
Products 8.0%
All Others 44.7%*
* INCLUDES SHORT-TERM INVESTMENTS
ENVIRONMENTAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Philip Barton,
Portfolio Manager of Fidelity Select Environmental Services Portfolio
Q. HOW HAS THE FUND PERFORMED, PIP?
A. It has done very well. The fund had a total return of 24.93% from March 1, 1995, through August 31, 1995. During the same period, the Standard & Poor's Composite Index of 500 Stocks returned 16.81%. For the 12 months ended August 31, 1995, the fund rose 17.38%, while the S&P 500 was up 21.45%.
Q. WHAT HELPED THE FUND PERFORM SO WELL OVER THE PAST SIX MONTHS?
A. It came down to individual stock selection, as well as a focus on two industries that posted very good results: recycling and secondary solid waste companies.
Q. WHAT DO YOU MEAN BY SECONDARY SOLID WASTE COMPANIES?
A. That's a term that refers to solid waste disposal in about 150 smaller metropolitan markets in the United States. Rapid consolidation is the main appeal of this industry at the moment. Companies such as United Waste and Continental Waste - two of the larger positions in the fund and two of the best performing stocks during the past six months - are in the process of acquiring local solid waste companies and setting up operations that, from an economic standpoint, are quite efficient and profitable. In essence, these companies establish themselves as local solid waste monopolies, both in terms of collection and landfill management. Once they do so, they can use pricing leverage to improve profit margins, and can create economies of scale to make their operations more efficient.
Q. WHAT'S BEEN THE APPEAL OF RECYCLING STOCKS?
A. The economics of the business has seen a dramatic improvement. For example, companies such as Thermo Fibertek have seen increased demand for white paper recycling equipment used to enable pulp mills to accept recycled input. Harsco, Tetra Technologies and IMCO Recycling are three recycling companies that were among the fund's top 10 investments and best performers during the period. Harsco provides a broad range of recycling services in steel and base metals. Tetra Technologies, 5% of the fund as of August 31, 1995, continued to do well in specialty chemicals recycling, including calcium chloride for offshore drilling and specialized applications in snow and ice melt products and food processing. It has made significant capacity increases over the past few months. And IMCO is the leader in the recovery and sales of aluminum scrap and recycled content.
Q. YOU'VE TALKED ABOUT SOLID WASTE AND RECYCLING. HOW HAVE THE HAZARDOUS WASTE AND INSTRUMENTATION INDUSTRIES FARED?
A. Both of these industries have suffered from the atmosphere of deregulation that arrived with the Republican sweep in 1994's Congressional elections. Hazardous waste businesses have been in decline since cuts in the budget for the Environmental Protection Agency were proposed by the Republicans. American Ecology, for example, has been a poor performer for the fund. And the instrumentation business has ebbed as government regulation tied to the Clean Air Act and Clean Water Act has been postponed. For example, TRC Companies and Earth Technology - which help businesses monitor emissions from smoke stacks - were disappointing investments for the fund. While these companies' businesses have been strong in the permitting of manufacturing facilities and Clean Air Act compliance, their hazardous waste consulting businesses have been disappointing. Uncertainty on the regulation and enforcement fronts continued to plague the hazardous waste industry. The fund still owned TRC Companies at the end of the period, but I've sold off its stake in Earth Technology.
Q. ADDINGTON RESOURCES, AT 10.8% OF THE FUND'S INVESTMENTS, WAS THE FUND'S LARGEST HOLDING AT THE END OF AUGUST. WHAT'S THE STORY BEHIND THIS COMPANY?
A. Addington used to be a coal mining company. It has established landfill sites at locations where it used to mine coal, while at the same time selling off its coal assets. Recently, there was a management coup, where shareholders wrested power from the family that ran the business. It appears to be an attractive takeover target and a value investment.
Q. HOW ARE YOU POSITIONING THE FUND GOING FORWARD?
A. I've tried to position the fund defensively, by focusing on the secondary solid waste companies and recycling stocks that should offer growth even with a difficult market backdrop. I'm also looking to get broader international exposure from companies in the U.S. that are successful abroad such as Browning-Ferris Industries and WMX Technologies.

FUND FACTS
START DATE: June 29, 1989
TRADING SYMBOL: FSLEX
SIZE: as of August 31, 1995, more than
$32 million
MANAGER: Philip Barton, since 1993; manager,
Fidelity Select Developing Communications,
1993; senior European technology analyst,
Fidelity International, London, 1989 -1993;
joined Fidelity in 1986
(checkmark)
ENVIRONMENTAL SERVICES PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 8.5%
ORDNANCE - 8.5%
Harsco Corp.   49,000 $ 2,744,000
BUILDING MATERIALS - 3.4%
AIRCONDITIONING EQUIPMENT - 3.4%
Thermo Power Corp. (a)  70,000  1,120,000
COAL - 10.8%
Addington Resources, Inc.   254,000  3,476,623
COMPUTER SERVICES & SOFTWARE - 1.4%
PREPACKAGED COMPUTER SOFTWARE - 1.4%
Telepanel Systems, Inc. (a)  231,500  439,246
CONSTRUCTION - 4.0%
PREFABRICATED METAL BUILDINGS - 4.0%
American Buildings Co.   50,000  1,275,000
DEFENSE ELECTRONICS - 0.3%
Comarco, Inc.   10,000  101,250
DRUGS & PHARMACEUTICALS - 0.4%
COMMERCIAL LABORATORY RESEARCH - 0.4%
Zenon Environmental, Inc. (a)  44,000  144,053
ELECTRIC UTILITY - 0.1%
ELECTRIC POWER - 0.1%
Thermo Ecotek (a)  1,662  26,177
ELECTRONIC INSTRUMENTS - 8.7%
ELECTRONIC EQUIPMENT - 2.2%
Thermo Voltek Corp.   25,000  393,750
Thermospectra Corp.   17,000  303,875
  697,625
INDUSTRIAL MEASUREMENT INSTRUMENTS - 2.4%
TSI, Inc.   71,800  789,800
LABORATORY & RESEARCH EQUIPMENT - 4.1%
Microfluidics International Corp. (a)(c)  392,800  1,325,700
TOTAL ELECTRONIC INSTRUMENTS   2,813,125
ENERGY SERVICES - 1.4%
OIL & GAS SERVICES - 1.4%
Serv-Tech, Inc. (a)  70,400  466,400
ENGINEERING - 3.4%
ARCHITECTS & ENGINEERS - 3.4%
Fluor Corp.   11,000  643,500
VA Technologie AG  2,000  220,898
VA Technologie AG (b)  2,000  220,898
  1,085,296
HOUSEHOLD PRODUCTS - 8.0%
MANUFACTURED PRODUCTS - 8.0%
Memtec Ltd. sponsored ADR  143,000  2,574,000
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
SERVICE INDUSTRY MACHINERY - 2.6%
Trojan Technologies Corp. (a)  137,700  832,480
SPECIAL INDUSTRIAL MACHINERY - 1.8%
Thermo Fibertek, Inc.   25,500  592,875
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,425,355

 SHARES VALUE (NOTE 1)
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
X-RAY ELECTRO-MEDICAL APPARATUS - 0.8%
Imatron, Inc.   270,000 $ 270,000
METALS & MINING - 4.4%
SECONDARY NONFERROUS SMELTING - 4.4%
IMCO Recycling, Inc.   69,700  1,411,425
OIL & GAS - 0.4%
CRUDE PETROLEUM & GAS - 0.4%
Unimar Co., Indonesian
 (Participating Certificate)  20,000  135,000
POLLUTION CONTROL - 34.0%
HAZARDOUS WASTE MANAGEMENT - 6.0%
American Ecology Corp.   95,900  431,550
GNI Group, Inc. (a)  67,600  490,100
TRC Companies, Inc. (a)  127,100  1,016,800
  1,938,450
POLLUTION EQUIPMENT & DESIGN - 8.3%
Harding Associates, Inc. (a)  47,300  354,750
Sevenson Environmental Services, Inc.   40,900  715,750
TETRA Technologies, Inc. (a)  115,700  1,605,338
  2,675,838
REFUSE SYSTEMS - 19.7%
Browning-Ferris Industries, Inc.   40,600  1,365,175
Continental Waste Industries, Inc. (a)  69,800  1,047,000
Sanifill, Inc. (a)  25,700  819,188
United Waste Systems, Inc. (a)  13,600  527,000
WMX Technologies, Inc.   35,000  1,028,125
Western Waste Industries, Inc. (a)  32,780  741,648
Wheelabrator Technologies, Inc.   53,100  829,688
  6,357,824
SANITARY SERVICES - 0.0%
USA Waste Services, Inc.   1  20
TOTAL POLLUTION CONTROL   10,972,132
SECURITIES INDUSTRY - 1.3%
PATENT OWNERS-LESSORS - 1.3%
Western Water Co.   15,000  405,000
TOTAL COMMON STOCKS
 (Cost $29,865,306)   30,884,082
REPURCHASE AGREEMENTS - 4.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 1,373,222  1,373,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $31,238,306)  $ 32,257,082
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $220,898 or 0.7% of net assets.
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Microfluidics International Corp.  $ 571,103 $ - $ - $ 1,325,700
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $26,005,948 and $33,019,664, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $30,797 for the period (see Note 5 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   86.2%
Australia   8.0
Canada   4.4
Austria   1.4
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $31,265,597. Net unrealized appreciation aggregated $991,485, of which $3,557,440 related to appreciated investment securities and $2,565,955 related to depreciated investment securities.
The fund has elected to defer to its fiscal year ending February 28, 1996 $3,177,000 of losses recognized during the period November 1,1994 to February 28, 1995.
ENVIRONMENTAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $1,373,000) (cost $31,238,306) - See          $ 32,257,082
accompanying schedule

Cash                                                                                                                  874

Receivable for investments sold                                                                                       537,213

Receivable for fund shares sold                                                                                       218,612

Dividends receivable                                                                                                 11,987

Redemption fees receivable                                                                                            58

Other receivables                                                                                                     64,214

Prepaid expenses                                                                                                      5,900

 TOTAL ASSETS                                                                                                         33,095,940

LIABILITIES

Payable for investments purchased                                                                       $ 206,875

Payable for fund shares redeemed                                                                         78,976

Accrued management fee                                                                                   16,637

Other payables and accrued expenses                                                                      54,286

 TOTAL LIABILITIES                                                                                                    356,774

NET ASSETS                                                                                                          $ 32,739,166

Net Assets consist of:

Paid in capital                                                                                                     $ 31,210,214

Accumulated net investment (loss)                                                                                    (222,952
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  733,128

Net unrealized appreciation (depreciation) on investments                                                            1,018,776

NET ASSETS, for 2,550,901 shares outstanding                                                                        $ 32,739,166

NET ASSET VALUE and redemption price per share ($32,739,166 (divided by) 2,550,901 shares)                           $12.83

Maximum offering price per share (100/97.00 of $12.83)                                                               $13.23


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                             $ 84,633
Dividends

Interest                                                                                       61,472

 TOTAL INCOME                                                                                  146,105

EXPENSES

Management fee                                                                   $ 102,304

Transfer agent                                                                    241,063
Fees

 Redemption fees                                                                  (17,997
                                                                                 )

Accounting fees and expenses                                                      22,695

Non-interested trustees' compensation                                             209

Custodian fees and expenses                                                       13,325

Registration fees                                                                 5,900

Audit                                                                             8,922

Legal                                                                             128

Miscellaneous                                                                     1,128

 Total expenses before reductions                                                 377,677

 Expense reductions                                                               (8,620       369,057
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                   (222,952
                                                                                              )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            4,029,194

 Foreign currency transactions                                                    (213         4,028,981
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                  3,418,594

NET GAIN (LOSS)                                                                                7,447,575

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 7,224,623

OTHER INFORMATION                                                                              $29,064
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                               $5,721
 by FDC

 Exchange fees withheld by FSC                                                                 $13,035


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                      $ (222,952     $ (595,469
Net investment income (loss)                                                                    )              )

 Net realized gain (loss)                                                                        4,028,981      (2,723,480
                                                                                                               )

 Change in net unrealized appreciation (depreciation)                                            3,418,594      (5,250,926
                                                                                                               )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 7,224,623      (8,569,875
                                                                                                               )

Share transactions                                                                               11,655,995     27,529,233
Net proceeds from sales of shares

 Cost of shares redeemed                                                                         (17,428,601    (53,674,761
                                                                                                )              )

 Paid in capital portion of redemption fees                                                      16,837         29,932

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         (5,755,769     (26,115,596
                                                                                                )              )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        1,468,854      (34,685,471
                                                                                                               )

NET ASSETS

 Beginning of period                                                                             31,270,312     65,955,783

 End of period (including accumulated net investment loss of  $222,952 and $0, respectively)    $ 32,739,166   $ 31,270,312

OTHER INFORMATION
Shares

 Sold                                                                                            1,006,170      2,591,147

 Redeemed                                                                                        (1,500,905     (5,072,812
                                                                                                )              )

 Net increase (decrease)                                                                         (494,735)      (2,481,665)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                          $ 10.27     $ 11.93     $ 11.36    $ 11.39    $ 12.95    $ 11.41

Income from Investment Operations

 Net investment income (loss)                                 (.08)       (.14)       (.11)      (.06)      (.09)      (.04)

 Net realized and unrealized gain (loss)                      2.63        (1.53)      .67        .42        (1.06)     1.55

 Total from investment operations                             2.55        (1.67)      .56        .36        (1.15)     1.51

Less Distributions                                            -           -           -          (.39)      (.42)      -
From net realized gain

Redemption fees added to paid in capital                      .01         .01         .01        -          .01        .03

Net asset value, end of period                                $ 12.83     $ 10.27     $ 11.93    $ 11.36    $ 11.39    $ 12.95

TOTAL RETURN B, C                                             24.93%      (13.91)%    5.02%      3.34%      (8.67)%    13.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 32,739    $ 31,270    $ 65,956   $ 65,913   $ 65,132   $ 100,263

Ratio of expenses to average net assets                       2.18% A     2.01%       2.03%      1.99% A    2.03%      2.03%

Ratio of expenses to average net assets before                2.23% A     2.04%       2.07%      1.99% A    2.03%      2.03%
expense reductions

Ratio of net investment income (loss) to average net          (1.32)%     (1.32)%     (1.02)%    (.70)%     (.74)%     (.30)%
assets                                                        A                                  A

Portfolio turnover rate                                       165% A      82%         191%       176% A     130%       122%

 A ANNUALIZED
 B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
 C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
 D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


INDUSTRIAL EQUIPMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

INDUSTRIAL EQUIPMENT      28.80%   29.77%   147.89%   177.62%

INDUSTRIAL EQUIPMENT
(INCL. 3% SALES CHARGE)   24.94%   25.88%   140.45%   169.29%

S&P 500                   16.81%   21.45%   102.17%   221.28%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on September 29, 1986. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

INDUSTRIAL EQUIPMENT      29.77%   19.91%   12.11%

INDUSTRIAL EQUIPMENT
(INCL. 3% SALES CHARGE)   25.88%   19.18%   11.73%

S&P 500                   21.45%   15.12%   13.96%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select IndustriaStandard & Poor'
    09/29/86         9700.00        10000.00
    09/30/86         9729.10         9962.80
    10/31/86        10039.50        10537.66
    11/30/86        10291.70        10793.72
    12/31/86        10311.10        10518.48
    01/31/87        11804.90        11935.32
    02/28/87        12804.00        12406.77
    03/31/87        12580.90        12765.32
    04/30/87        12367.50        12651.71
    05/31/87        12357.80        12761.78
    06/30/87        12707.00        13406.25
    07/31/87        13483.00        14085.95
    08/31/87        14084.40        14611.35
    09/30/87        14414.20        14291.37
    10/31/87         8759.10        11213.00
    11/30/87         8361.40        10289.05
    12/31/87         9357.40        11072.05
    01/31/88         9188.17        11538.18
    02/29/88        10024.36        12075.86
    03/31/88        10173.68        11702.72
    04/30/88        10472.32        11832.62
    05/31/88        10412.60        11935.56
    06/30/88        11149.24        12483.41
    07/31/88        10561.92        12435.97
    08/31/88         9606.27        12013.15
    09/30/88         9785.45        12524.91
    10/31/88         9626.18        12873.10
    11/30/88         9317.58        12689.01
    12/31/88         9815.31        12911.07
    01/31/89        10532.05        13856.16
    02/28/89        10113.96        13511.14
    03/31/89        10263.28        13825.95
    04/30/89        10999.92        14543.52
    05/31/89        11597.20        15132.53
    06/30/89        11099.47        15046.28
    07/31/89        11806.25        16404.95
    08/31/89        12025.25        16726.49
    09/30/89        11856.02        16657.91
    10/31/89        11069.60        16271.45
    11/30/89        11378.20        16603.39
    12/31/89        11577.29        17001.87
    01/31/90        11189.06        15861.04
    02/28/90        11756.48        16065.65
    03/31/90        12453.31        16491.39
    04/30/90        12353.76        16079.11
    05/31/90        13498.55        17646.82
    06/30/90        13258.63        17526.82
    07/31/90        13008.09        17470.73
    08/31/90        10863.46        15891.38
    09/30/90         9390.28        15117.47
    10/31/90         9139.74        15052.46
    11/30/90         9440.38        16024.85
    12/31/90         9781.12        16471.95
    01/31/91        10823.37        17190.12
    02/28/91        11845.58        18419.22
    03/31/91        11745.36        18864.96
    04/30/91        11625.10        18910.24
    05/31/91        12116.16        19727.16
    06/30/91        11725.01        18823.66
    07/31/91        11825.31        19700.84
    08/31/91        12005.85        20167.75
    09/30/91        12286.69        19830.95
    10/31/91        12216.48        20096.68
    11/30/91        11634.74        19286.79
    12/31/91        12406.41        21493.19
    01/31/92        13519.55        21093.42
    02/29/92        14480.89        21367.64
    03/31/92        14055.88        20950.97
    04/30/92        14055.88        21566.92
    05/31/92        14167.19        21672.60
    06/30/92        13296.92        21349.68
    07/31/92        13418.36        22222.88
    08/31/92        12720.11        21767.31
    09/30/92        12983.22        22024.17
    10/31/92        12932.62        22101.25
    11/30/92        13549.91        22854.91
    12/31/92        13813.01        23136.02
    01/31/93        14460.66        23330.36
    02/28/93        15219.61        23647.66
    03/31/93        15492.84        24146.62
    04/30/93        16201.67        23562.27
    05/31/93        17011.75        24193.74
    06/30/93        17234.52        24263.90
    07/31/93        17477.55        24166.85
    08/31/93        18672.42        25082.77
    09/30/93        18459.77        24889.63
    10/31/93        19077.46        25404.85
    11/30/93        19057.21        25163.50
    12/31/93        19798.04        25467.98
    01/31/94        20728.99        26333.89
    02/28/94        21318.58        25620.25
    03/31/94        20087.67        24503.20
    04/30/94        19905.86        24816.84
    05/31/94        19498.98        25223.84
    06/30/94        18497.43        24605.86
    07/31/94        19373.79        25412.93
    08/31/94        20750.92        26454.86
    09/30/94        20813.52        25806.71
    10/31/94        21074.34        26387.37
    11/30/94        20051.92        25426.34
    12/31/94        20417.07        25803.41
    01/31/95        20302.31        26472.49
    02/28/95        20907.41        27504.13
    03/31/95        22639.27        28315.77
    04/30/95        23703.68        29149.67
    05/31/95        24183.81        30314.78
    06/30/95        25102.32        31019.00
    07/31/95        27461.20        32047.59
    08/31/95        26928.89        32128.03

Let's say you invested $10,000 in Fidelity Select Industrial Equipment Portfolio on September 29, 1986, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $26,929 - a 169.29% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $32,128 over the same period - a 221.28% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

Caterpillar, Inc.                       8.2

Deere & Co.                             7.5

Compaq Computer Corp.                   6.3

Harnischfeger Industries, Inc.          5.9

Case Corp.                              5.7

Parker-Hannifin Corp.                   5.5

Dover Corp.                             5.3

Ingersoll-Rand Co.                      4.3

International Business Machines Corp.   4.3

Intel Corp.                             2.9

TOP INDUSTRIES AS OF AUGUST 31, 1995
General Industrial Machinery 26.4%
Farm Machinery & Equipment 17.3%
Construction Equipment 8.7%
Mini & Micro Computers 6.4%
Pumping Equipment 5.1%
All Others 36.1%*
Row: 1, Col: 1, Value: 36.1
Row: 1, Col: 2, Value: 5.1
Row: 1, Col: 3, Value: 6.4
Row: 1, Col: 4, Value: 8.699999999999999
Row: 1, Col: 5, Value: 17.3
Row: 1, Col: 6, Value: 26.4
* INCLUDES SHORT-TERM INVESTMENTS
INDUSTRIAL EQUIPMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Robert Bertelson,
Portfolio Manager of Fidelity Select Industrial Equipment Portfolio
Q. HOW HAS THE FUND PERFORMED, BOB?
A. Very well. The portfolio returned 28.80% for the six months ended August 31, 1995. The Standard & Poor's 500 Index returned 16.81% for the same time period. For the 12 months ended August 31, 1995, the portfolio returned 29.77% while the S&P returned 21.45%.
Q. WHAT ACCOUNTS FOR THE FUND'S STRONG RETURNS?
A. A couple of things. The first is that the overall market has done well and many of the stocks in this fund tend to do well when the market rises because they're economically sensitive. In 1994, there were a number of interest rate hikes which caused investors to become concerned about the economy in 1995 and be fearful that the U.S. was headed for a recession. However, in 1995 the economy rebounded strongly and investors who had sold out of industrial equipment stocks in 1994 started buying them again. Along with the favorable economic backdrop, many companies in this market sector posted better-than-expected earnings.
Q. HAS YOUR INVESTMENT STRATEGY CHANGED DURING THE PAST SIX MONTHS?
A. Not really. The themes in the fund today are similar to the ones six months ago. The fund remains heavily invested in agricultural equipment stocks. Stocks like Deere & Co., Case Corp. and AGCO could perform well if food demand continues to grow worldwide, particularly in Asia. Agricultural companies had a difficult time in the 1980s and had to restructure and cut costs. Now lean and efficient, they have been able to compete internationally, especially given the favorable industry backdrop. I believe we're on the brink of a multi-year agricultural expansion that should lead to higher earnings.
Q. WHAT OTHER THEMES ARE EVIDENT IN THE FUND?
A. I favor companies that are dominant globally in their industry. Caterpillar, the fund's largest holding at the end of the period, is a good example. Caterpillar currently is the leading global supplier of construction machinery with its market share approaching 50%. In addition, nearly 50% of its sales have come from outside the United States. While the U.S. recovery has been a boost to its earnings, the next leg of the story will happen if international economies extend the cycle. Against that backdrop we should see improving profits and large free cash flow generation. Caterpillar recently announced a significant stock buy-back program, which also should boost earnings.
Q. WHERE ELSE HAVE YOU FOUND OPPORTUNITIES?
A. I've begun to position the fund in late-cycle companies. Late-cycle companies usually benefit from capital spending that occurs at the end of the economic cycle, after companies have grown earnings and profits and begin to bump up against capacity constraints. An example is Harnischfeger Industries, a company that should get a boost from the capital spending trends in the mining and paper industries.
Q. YOU'VE INCREASED THE FUND'S HOLDINGS IN TECHNOLOGY-RELATED INDUSTRIES. WHAT'S YOUR STRATEGY?
A. Technology - hardware and peripherals - is one of the most important types of capital equipment that companies are investing in today. I've increased the fund's technology holdings during the past six months, initiating a large position in Compaq and increasing the fund's stake in Intel. My strategy is to increase the overall growth profile of companies in the fund and move away from those with slower growth rates. Investing in technology can be an efficient way to accomplish that goal.
Q. WHAT INVESTMENTS DIDN'T TURN OUT AS YOU WOULD HAVE LIKED?
A. The pump and valve industry didn't see the recovery I thought it would. Six months ago I thought this area would have been further along in its recovery by the end of August than it was. As an example, Goulds Pumps, one of the fund's top holdings six months ago, remained flat during the period and underperformed the fund. I also eliminated the fund's position in Trinity Industries because rail car orders haven't kept up the pace they were showing earlier in the year.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. The themes in the fund have worked well during the past six months and I think they still have some strength. I think there may be more earnings gains in store for investors if we stick to the themes the fund's been working on.

FUND FACTS
START DATE: September 29, 1986
TRADING SYMBOL:  FSCGX
SIZE: as of August 31, 1995, more than
$116 million
MANAGER: Robert Bertelson, since December
1994; manager Fidelity Select Energy
Portfolio, 1992 - 1994; equity analyst, since
1991; joined Fidelity in 1991
(checkmark)
INDUSTRIAL EQUIPMENT PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 88.9%
 SHARES VALUE (NOTE 1)
AUTOS, TIRES, & ACCESSORIES - 4.0%
AUTO & TRUCK PARTS - 1.8%
Titan Wheel International, Inc.   78,250 $ 2,093,184
INDUSTRIAL TRUCKS - 2.2%
NACCO Industries, Inc. Class A  43,800  2,518,500
TOTAL AUTOS, TIRES, & ACCESSORIES   4,611,684
BUILDING MATERIALS - 1.9%
AIRCONDITIONING EQUIPMENT - 1.5%
Tecumseh Products Co. Class A  36,100  1,750,850
FLUID VALVE & HOSE FITTINGS - 0.4%
Cooper Cameron Corp.   17,399  411,051
TOTAL BUILDING MATERIALS   2,161,901
COMMUNICATIONS EQUIPMENT - 0.6%
TELEPHONE INTERCONNECT SYSTEMS - 0.6%
General Instrument Corp.   20,000  730,000
COMPUTERS & OFFICE EQUIPMENT - 10.7%
ELECTRONIC COMPUTERS - 4.3%
International Business Machines Corp.   47,700  4,930,988
MINI & MICRO COMPUTERS - 6.4%
Compaq Computer Corp.   151,000  7,210,250
TOTAL COMPUTERS & OFFICE EQUIPMENT   12,141,238
ELECTRICAL EQUIPMENT - 2.5%
ELECTRICAL MACHINERY - 1.6%
General Signal Corp.   50,200  1,782,100
MOTORS & GENERATORS - 0.9%
Pacific Scientific Co.  40,000  1,005,000
TOTAL ELECTRICAL EQUIPMENT   2,787,100
ELECTRONICS - 4.0%
ELECTRONICS & ELECTRONIC COMPONENTS - 1.1%
Hitachi Ltd. ADR  11,600  1,261,500
SEMICONDUCTORS - 2.9%
Intel Corp.   54,400  3,338,800
TOTAL ELECTRONICS   4,600,300
INDUSTRIAL MACHINERY & EQUIPMENT - 63.1%
BALL & ROLLER BEARINGS - 1.5%
Bearings, Inc.  48,900  1,656,488
CONSTRUCTION EQUIPMENT - 8.7%
Caterpillar, Inc.   139,100  9,337,088
Svedala Industrial  20,000  551,560
  9,888,648
FARM MACHINERY & EQUIPMENT - 17.3%
AGCO Corp.   50,000  2,431,250
Case Corp.   173,100  6,534,525
Deere & Co.   99,800  8,532,900
Varity Corp.   47,500  2,161,250
  19,659,925

 SHARES VALUE (NOTE 1)

GENERAL INDUSTRIAL MACHINERY - 26.4%
Commercial Intertech Corp.   42,500 $ 855,313
Cooper Industries, Inc.   22,767  865,146
Dover Corp.   75,800  6,045,050
Harnischfeger Industries, Inc.   183,717  6,751,600
Illinois Tool Works, Inc.   50,400  3,087,000
Ingersoll-Rand Co.   130,300  4,935,113
Parker-Hannifin Corp.   156,900  6,217,163
Scottsman Industries, Inc.   40,100  751,875
TRINOVA Corp.   14,200  521,850
  30,030,110
GENERAL INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Hardinge Brothers, Inc.   21,800  506,850
MACHINE TOOLS, METAL CUTTING - 3.2%
Gleason Corp.   70,000  2,345,000
Greenfield Industries, Inc.   37,000  1,248,750
  3,593,750
PUMPING EQUIPMENT - 5.1%
Duriron Co., Inc.   71,250  1,816,875
Goulds Pumps, Inc.   96,700  2,079,050
IDEX Corp.   47,000  1,891,750
  5,787,675
SPECIAL INDUSTRIAL MACHINERY - 0.5%
Valmet Corp. OY Ord.   20,000  574,091
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   71,697,537
IRON & STEEL - 0.7%
METAL FORGINGS & STAMPINGS - 0.7%
TriMas Corp.   37,800  807,975
PAPER & FOREST PRODUCTS - 1.4%
PAPER - 1.4%
Albany International Corp. Class A  65,800  1,595,650
TOTAL COMMON STOCKS
 (Cost $82,468,366)   101,133,385
REPURCHASE AGREEMENTS - 11.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account, at 5.82% dated
 8/31/95 due 9/1/95  $ 12,563,031  12,561,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $95,029,366)  $ 113,694,385
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $40,880,253 and $71,366,722, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $26,235 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $4,448,000 and $2,102,125, respectively. The weighted average interest rate paid was 6.7% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $95,117,475. Net unrealized appreciation aggregated $18,576,910, of which $19,564,444 related to appreciated investment securities and $987,534 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $907,000 which will expire on February 28, 2003.
On October 26, 1990, the fund acquired all of the assets of Automation and Machinery Portfolio in a tax-free exchange for shares of Industrial Equipment Portfolio. Automation and Machinery Portfolio has a capital loss carryover of approximately $106,000 available to offset future realized capital gains in Industrial Equipment Portfolio, to the extent provided by regulations.
The fund has elected to defer to its fiscal year ending February 28, 1996 $515,000 of losses recognized during the period November 1,1994 to February 28, 1995.
INDUSTRIAL EQUIPMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $12,561,000) (cost $95,029,366) - See        $ 113,694,385
accompanying schedule

Cash                                                                                                                 829

Receivable for investments sold                                                                                      5,044,006

Receivable for fund shares sold                                                                                      588,353

Dividends receivable                                                                                                 139,020

Redemption fees receivable                                                                                           207

Prepaid expenses                                                                                                     10,589

 TOTAL ASSETS                                                                                                        119,477,389

LIABILITIES

Payable for investments purchased                                                                     $ 1,906,250

Payable for fund shares redeemed                                                                      1,113,301

Accrued management fee                                                                                 61,483

Other payables and accrued expenses                                                                    105,999

 TOTAL LIABILITIES                                                                                                  3,187,033

NET ASSETS                                                                                                         $ 116,290,356

Net Assets consist of:

Paid in capital                                                                                                    $ 92,161,075

Undistributed net investment income                                                                                142,369

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                5,321,893

Net unrealized appreciation (depreciation) on investments                                                          18,665,019

NET ASSETS, for 4,507,585 shares outstanding                                                                      $ 116,290,356

NET ASSET VALUE and redemption price per share ($116,290,356 (divided by) 4,507,585 shares)                        $25.80

Maximum offering price per share (100/97.00 of $25.80)                                                             $26.60


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                $ 752,414
Dividends

Interest                                                                          224,416

 TOTAL INCOME                                                                     976,830

EXPENSES

Management fee                                                     $ 348,957

Transfer agent                                                      467,814
Fees

 Redemption fees                                                    (77,470
                                                                   )

Accounting fees and expenses                                        57,048

Non-interested trustees' compensation                               579

Custodian fees and expenses                                         8,541

Registration fees                                                   10,589

Audit                                                               12,642

Legal                                                               427

Interest                                                            6,226

Miscellaneous                                                       1,007

 Total expenses before reductions                                   836,360

 Expense reductions                                                 (4,998        831,362
                                                                   )

NET INVESTMENT INCOME                                                             145,468

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              6,847,091

 Foreign currency transactions                                      (483          6,846,608
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              19,090,808

 Assets and liabilities in                                          (15           19,090,793
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   25,937,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 26,082,869

OTHER INFORMATION                                                                 $240,623
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                  $5,145
 by FDC

 Exchange fees withheld by FSC                                                    $58,043


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                          $ 145,468       $ 79,635
Net investment income

 Net realized gain (loss)                                                                            6,846,608       (1,498,946
                                                                                                                    )

 Change in net unrealized appreciation (depreciation)                                                19,090,793      (14,340,997
                                                                                                                    )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     26,082,869      (15,760,308
                                                                                                                    )

Distributions to shareholders                                                                        (48,754         (37,665
From net investment income                                                                          )               )

 From net realized gain                                                                             -               (1,765,984
                                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                                (48,754         (1,803,649
                                                                                                    )               )

Share transactions                                                                                   98,452,948      154,753,559
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       47,496          1,784,486

 Cost of shares redeemed                                                                             (118,289,193    (235,232,664
                                                                                                    )               )

 Paid in capital portion of redemption fees                                                          77,052          214,170

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             (19,711,697     (78,480,449
                                                                                                    )               )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           6,322,418       (96,044,406
                                                                                                                    )

NET ASSETS

 Beginning of period                                                                                 109,967,938     206,012,344

 End of period (including undistributed net investment income of $142,369 and $45,655, respectively)$ 116,290,356   $ 109,967,938

OTHER INFORMATION
Shares

 Sold                                                                                                4,247,679       7,719,747

 Issued in reinvestment of distributions                                                             2,145           90,354

 Redeemed                                                                                            (5,230,739      (12,319,237
                                                                                                    )               )

 Net increase (decrease)                                                                             (980,915)       (4,509,136)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                          $ 20.04     $ 20.61     $ 15.04     $ 13.89    $ 11.60   $ 12.41

Income from Investment Operations

 Net investment income (loss)                                 .03         .01         -           .02        (.07)     .01

 Net realized and unrealized gain (loss)                      5.72        (.44)       5.92        1.09       2.39      (.80)

 Total from investment operations                             5.75        (.43)       5.92        1.11       2.32      (.79)

Less Distributions                                            (.01)       (.01) E     (.01)       -          -         -
From net investment income

 In excess of net investment income                           -           -           -           -          (.11)     (.09)

 From net realized gain                                       -           (.16) E     (.40)       -          -         -

 Total distributions                                          (.01)       (.17)       (.41)       -          (.11)     (.09)

Redemption fees added to paid in capital                      .02         .03         .06         .04        .08       .07

Net asset value, end of period                                $ 25.80     $ 20.04     $ 20.61     $ 15.04    $ 13.89   $ 11.60

TOTAL RETURN B, C                                             28.80%      (1.93)%     40.07%      8.28%      20.91%    (5.90)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 116,290   $ 109,968   $ 206,012   $ 14,601   $ 7,529   $ 1,949

Ratio of expenses to average net assets                       1.44% A     1.78%       1.68%       2.49% A    2.49%     2.52%

Ratio of expenses to average net assets before                1.45% A     1.80%       1.69%       3.40% A    2.86%     2.99%
expense reductions

Ratio of net investment income (loss) to average net          .25% A      .06%        .01%        .15% A     (.57)%    .09%
assets

Portfolio turnover rate                                       77% A       131%        95%         407% A     167%      43%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


INDUSTRIAL MATERIALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

INDUSTRIAL MATERIALS      15.15%   12.51%   144.82%   184.38%

INDUSTRIAL MATERIALS
(INCL. 3% SALES CHARGE)   11.70%   9.13%    137.48%   175.85%

S&P 500                   16.81%   21.45%   102.17%   221.28%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on September 29, 1986. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

INDUSTRIAL MATERIALS      12.51%   19.61%   12.42%

INDUSTRIAL MATERIALS
(INCL. 3% SALES CHARGE)   9.13%    18.88%   12.03%

S&P 500                   21.45%   15.12%   13.96%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select IndustriStandard & Poor
    09/29/86        9700.00       10000.00
    09/30/86        9729.10        9962.80
    10/31/86       10262.60       10537.66
    11/30/86       10621.50       10793.72
    12/31/86       10233.50       10518.48
    01/31/87       12008.60       11935.32
    02/28/87       13017.40       12406.77
    03/31/87       13958.30       12765.32
    04/30/87       14123.20       12651.71
    05/31/87       13764.30       12761.78
    06/30/87       14482.10       13406.25
    07/31/87       15820.70       14085.95
    08/31/87       16363.90       14611.35
    09/30/87       16606.40       14291.37
    10/31/87       10301.40       11213.00
    11/30/87       10252.90       10289.05
    12/31/87       11834.99       11072.05
    01/31/88       11222.33       11538.18
    02/29/88       12544.89       12075.86
    03/31/88       12768.56       11702.72
    04/30/88       12788.01       11832.62
    05/31/88       12476.82       11935.56
    06/30/88       13838.28       12483.41
    07/31/88       13322.87       12435.97
    08/31/88       12603.24       12013.15
    09/30/88       12710.21       12524.91
    10/31/88       12476.82       12873.10
    11/30/88       12360.12       12689.01
    12/31/88       13117.42       12911.07
    01/31/89       13908.23       13856.16
    02/28/89       13305.24       13511.14
    03/31/89       13166.85       13825.95
    04/30/89       13572.13       14543.52
    05/31/89       13750.06       15132.53
    06/30/89       12949.38       15046.28
    07/31/89       14115.81       16404.95
    08/31/89       15242.70       16726.49
    09/30/89       14313.51       16657.91
    10/31/89       13137.19       16271.45
    11/30/89       13325.01       16603.39
    12/31/89       13700.64       17001.87
    01/31/90       12652.83       15861.04
    02/28/90       12870.30       16065.65
    03/31/90       13245.93       16491.39
    04/30/90       12287.08       16079.11
    05/31/90       13028.46       17646.82
    06/30/90       12890.20       17526.82
    07/31/90       12738.07       17470.73
    08/31/90       11267.51       15891.38
    09/30/90       10466.31       15117.47
    10/31/90       10344.61       15052.46
    11/30/90       10892.27       16024.85
    12/31/90       11348.65       16471.95
    01/31/91       11754.32       17190.12
    02/28/91       12616.37       18419.22
    03/31/91       12788.78       18864.96
    04/30/91       12809.06       18910.24
    05/31/91       13904.37       19727.16
    06/30/91       13752.20       18823.66
    07/31/91       14302.29       19700.84
    08/31/91       14638.46       20167.75
    09/30/91       14444.91       19830.95
    10/31/91       15066.30       20096.68
    11/30/91       13864.26       19286.79
    12/31/91       15412.65       21493.19
    01/31/92       16084.98       21093.42
    02/29/92       16869.37       21367.64
    03/31/92       16573.95       20950.97
    04/30/92       17439.83       21566.92
    05/31/92       17643.57       21672.60
    06/30/92       17215.31       21349.68
    07/31/92       17602.63       22222.88
    08/31/92       16491.63       21767.31
    09/30/92       16267.40       22024.17
    10/31/92       16450.86       22101.25
    11/30/92       17062.42       22854.91
    12/31/92       17319.00       23136.02
    01/31/93       17687.49       23330.36
    02/28/93       17851.26       23647.66
    03/31/93       18148.10       24146.62
    04/30/93       17881.97       23562.27
    05/31/93       18618.95       24193.74
    06/30/93       18669.79       24263.90
    07/31/93       18926.53       24166.85
    08/31/93       19419.46       25082.77
    09/30/93       18813.56       24889.63
    10/31/93       19922.66       25404.85
    11/30/93       20189.67       25163.50
    12/31/93       21021.49       25467.98
    01/31/94       22726.21       26333.89
    02/28/94       22253.82       25620.25
    03/31/94       21627.38       24503.20
    04/30/94       22439.14       24816.84
    05/31/94       22665.59       25223.84
    06/30/94       22428.85       24605.86
    07/31/94       23262.60       25412.93
    08/31/94       24518.37       26454.86
    09/30/94       24209.57       25806.71
    10/31/94       23890.48       26387.37
    11/30/94       22202.40       25426.34
    12/31/94       22743.96       25803.41
    01/31/95       22101.83       26472.49
    02/28/95       23955.73       27504.13
    03/31/95       24504.65       28315.77
    04/30/95       24618.13       29149.67
    05/31/95       24369.15       30314.78
    06/30/95       25458.44       31019.00
    07/31/95       27657.79       32047.59
    08/31/95       27595.54       32128.03

Let's say you invested $10,000 in Fidelity Select Industrial Materials Portfolio on September 29, 1986, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $27,585 - a 175.85% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $32,128 over the same period - a 221.28% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                               % OF FUND'S
                               INVESTMENTS

Aluminum Co. of America        9.1

Kaiser Aluminum Corp.          6.6

Alumax, Inc.                   6.6

Alcan Aluminum Ltd.            5.4

Western Mining Holdings Ltd.   5.3

Reynolds Metals Co.            4.3

Inco Ltd.                      3.9

Champion International Corp.   3.2

QNI Ltd.                       2.6

British Petroleum PLC ADR      2.4

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 53.4
Row: 1, Col: 2, Value: 6.1
Row: 1, Col: 3, Value: 6.6
Row: 1, Col: 4, Value: 6.8
Row: 1, Col: 5, Value: 7.9
Row: 1, Col: 6, Value: 19.2
Prime Nonferrous Smelting 19.2%
Gold Ores 7.9%
Aluminum Sheet, Plate &
Foil 6.8%
Aluminum, Extruded
Products 6.6%
Metal Ores 6.1%
All Others 53.4%*
* INCLUDES SHORT-TERM INVESTMENTS
INDUSTRIAL MATERIALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Doug Chase,
Portfolio Manager of Fidelity Select Industrial Materials Portfolio
Q. DOUG, HOW DID THE FUND DO?
A. For the six months ended August 31, 1995, Select Industrial Materials returned 15.15%. The Standard & Poor's 500 Index returned 16.81% for the same time period. For the 12 months ended August 31, 1995, the portfolio returned 12.51%, while the S&P returned 21.45%.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S RESULTS?
A. I tried to own stocks where I thought the supply, demand and inventory fundamentals were the best, and where the values were attractive. That led me to make a large investment in aluminum stocks. Though it was impossible to forecast GNP growth exactly, I thought aluminum was going to outperform paper, chemicals and other materials or metals that the fund could invest in under any circumstances. Most people think that the economy today isn't as strong as they expected it to be six months ago. Although most industrial materials stocks lagged the market, aluminum stocks have done very well, despite the fact that they usually rise and fall with the economy.
Q. WHAT CAUSED ALUMINUM STOCKS TO OUTPERFORM?
A. The industry outlook was favorable because demand exceeded supply. Months ago, aluminum manufacturers curtailed capacity due to the low price for aluminum. During the period, stock prices began reacting to the business prospects for the industry and the tightening market for aluminum. In addition, when the Federal Reserve Board cut short-term interest rates during the summer, aluminum stocks really took off.
Q. WHICH ALUMINUM STOCKS PERFORMED BEST?
A. The five North American aluminum stocks have been in the fund's top 10 holdings for most of the six months ended August 31, 1995. Aluminum Company of America (ALCOA), the fund's top holding at the end of the period, was one of the best performing stocks in the fund. It started out at $39 and went as high as $60 during the period. Alcan Aluminum also appreciated markedly during the past six months. I bought a lot of Kaiser Aluminum in June when the stock price was between $10 - $12 per share; by mid-August, it was trading as high as $21 per share.
Q. WHERE ELSE HAVE YOU FOUND INVESTMENT OPPORTUNITIES?
A. I've begun to accumulate a large position in stocks that are exposed to nickel. Nickel looked extremely attractive as an investment. In its last price cycle, nickel was about $8 per pound, and had spiked as high as $11. For the last year, it's been hovering between $3 and $5. At the beginning of 1995, there was a sell-off and nickel dropped from $4.75 to $3.00 in three weeks. That was a huge move in the metal, and the stocks followed. Russia supplies about 25% of the world's nickel and the large amount of the material coming into the Western market was largely responsible for the big decline in nickel prices from the last peak. But something interesting has happened. We should have seen a big increase in nickel inventory this summer since Russia's nickel deposits are in the Arctic Circle and can only ship in warm weather. But inventories never increased. Therefore, I think the price of nickel has the potential to go up.
Q. HOW IS NICKEL USED?
A. The biggest use of nickel is in stainless steel. Unlike carbon steel, it's rust-proof, has a hardening characteristic and is very heat resistant. Though stainless is more expensive than carbon, it doesn't rust over its lifetime like carbon does. You'll find stainlees steel in everything from fast-food store counter tops to auto exhaust systems.
Q. WHAT INVESTMENTS PROVED DISAPPOINTING?
A. I held some paper stocks a little too long and that hurt the fund's performance. The first quarter of the year was great, but I should have reduced the fund's position in Stone Container and Temple Inland earlier than I did. I have kept the fund's position in Champion, which I still consider to be undervalued.
Q. WHAT'S AHEAD FOR THE FUND?
A. If we don't head into recession, I think aluminum can stay strong for some time to come. There's a correlation between the price of the metal and the price of the stocks and I think the price of the metal is going up. I also think the business prospects for nickel will continue to improve over the next six months.

FUND FACTS
START DATE: September 29, 1986
TRADING SYMBOL: FSDPX
SIZE: as of August 31, 1995, more than
$157 million
MANAGER: Douglas B. Chase, since November
1994; equity analyst, steel, non-ferrous metals, since 1993; joined Fidelity in 1993
(checkmark)
INDUSTRIAL MATERIALS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 79.8%
 SHARES VALUE (NOTE 1)
CHEMICALS & PLASTICS - 8.5%
CHEMICALS - 6.0%
AKZO NV sponsored ADR  30,000 $ 1,770,000
du Pont (E.I.) de Nemours & Co.   60,000  3,922,500
Grace (W.R.) & Co.   48,200  3,211,325
Union Carbide Corp.   6,200  220,100
Witco Corp.   43,900  1,459,675
  10,583,600
CHEMICALS, GENERAL - 1.0%
Great Lakes Chemical Corp.   26,700  1,765,538
PLASTICS, RESINS & ELASTOMERS - 1.5%
Praxair, Inc.   100,000  2,600,000
TOTAL CHEMICALS & PLASTICS   14,949,138
CONGLOMERATES - 0.5%
Brascan Ltd. Class A  50,000  818,483
INDUSTRIAL MACHINERY & EQUIPMENT - 2.8%
CONSTRUCTION EQUIPMENT - 0.3%
Caterpillar, Inc.   8,200  550,425
FARM MACHINERY & EQUIPMENT - 0.4%
Kverneland Gruppen AS  50,000  751,382
GENERAL INDUSTRIAL MACHINERY - 0.0%
Ingersoll-Rand Co.   1,900  71,963
STORAGE BATTERIES - 2.1%
Exide Corp.   70,600  3,680,025
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   5,053,795
IRON & STEEL - 3.4%
BLAST FURNACES - 3.4%
Armco, Inc. (a)  125,000  781,250
Huntco, Inc. Class A  200,000  3,450,000
Republic Engineered Steels, Inc.   262,000  1,801,250
  6,032,500
METALS & MINING - 44.9%
ALUMINUM, EXTRUDED PRODUCTS - 6.6%
Alumax, Inc. (a)  339,700  11,592,263
ALUMINUM SHEET, PLATE & FOIL - 6.6%
Kaiser Aluminum Corp. (a)  671,100  11,660,363
COPPER ORES - 0.2%
Freeport McMoRan Copper Co. Class A  20,000  467,500
METAL MINING SERVICES - 0.4%
Eramet SA  10,000  719,810
METAL ORES - 6.1%
Comalco Ltd.   296,800  1,511,944
Falconbridge Ltd.   50,000  1,064,958
Falconbridge Ltd. (1st Installment
 Receipt) (c)  250,000  2,139,218
Pechiney International SA  23,000  1,491,374
QNI Ltd.   2,260,400  4,540,460
  10,747,954
MISCELLANEOUS METAL ORES - 0.6%
Stillwater Mining Co. (b)  50,000  1,093,750
PRIMARY PRODUCTION OF ALUMINUM - 5.2%
Capral Aluminium Ltd.  636,200  1,601,318
Reynolds Metals Co.   126,600  7,564,350
  9,165,668

 SHARES VALUE (NOTE 1)

PRIME NONFERROUS SMELTING - 19.2%
Alcan Aluminium Ltd.   291,975 $ 9,531,903
Aluminum Co. of America  281,800  16,097,825
Inco Ltd.   200,000  6,975,706
Noranda, Inc.   65,000  1,317,943
  33,923,377
TOTAL METALS & MINING   79,370,685
OIL & GAS - 4.5%
OIL & GAS EXPLORATION - 4.5%
Amerada Hess Corp.   78,300  3,709,463
British Petroleum PLC ADR  46,342  4,176,573
  7,886,036
PAPER & FOREST PRODUCTS - 4.4%
PAPER - 4.4%
Champion International Corp.   100,000  5,662,500
Domtar Inc.   151,900  1,426,941
Donohue, Inc. Class A  50,000  697,571
  7,787,012
PRECIOUS METALS - 7.9%
GOLD ORES - 7.9%
Barrick Gold Corp.   95,400  2,404,609
Newmont Gold Co.   20,000  830,000
Newmont Mining Corp.   30,000  1,305,000
Western Mining Holdings Ltd.   1,399,400  9,389,358
  13,928,967
RAILROADS - 1.4%
CSX Corp.   27,000  2,227,500
Santa Fe Pacific Corp.   10,000  283,750
  2,511,250
SERVICES - 1.5%
SURVEYING SERVICES - 1.5%
Western Atlas, Inc. (a)  60,000  2,722,500
TOTAL COMMON STOCKS
 (Cost $126,005,935)   141,060,366
CONVERTIBLE PREFERRED STOCKS - 0.2%
METALS & MINING - 0.2%
ALUMINUM SHEET, PLATE & FOIL - 0.2%
Kaiser Aluminum Corp. depositary
 shares representing 1/10 share,
 Series A, $.65 (Cost $395,460)  31,200  358,800
REPURCHASE AGREEMENTS - 20.0%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 35,276,702  35,271,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $161,672,395)  $ 176,690,166
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,093,750 or 0.7% of net assets.
3. Purchased on an installment basis. Market value reflects only those payments made through August 31, 1995. The remaining installments aggregating CAD 4,750,000 are due July 31, 1996 and January 31, 1997.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $101,707,445 and $138,466,140, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $80,178 for the period (see
Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $11,307,650 and $12,365,200, respectively (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   70.5%
Canada   14.9
Australia   9.5
United Kingdom   2.4
France   1.3
Netherlands    1.0
Others (individually less than 1%)   0.4
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $162,205,713. Net unrealized appreciation aggregated $14,484,453, of which $16,791,340 related to appreciated investment securities and $2,306,887 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approx-imately $6,176,000 of which $5,277,000, $141,000 and $758,000 will expire on February 28, 1997, 1998 and 1999, respectively.
The fund has elected to defer to its fiscal year ending February 28, 1996 $4,644,000 of losses recognized during the period November 1,1994 to February 28, 1995.
INDUSTRIAL MATERIALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $35,271,000) (cost $161,672,395) -           $ 176,690,166
See accompanying schedule

Cash                                                                                                                 953

Receivable for investments sold                                                                                      265,250

Receivable for fund shares sold                                                                                      987,113

Dividends receivable                                                                                                 139,388

Redemption fees receivable                                                                                           3,480

Prepaid expenses                                                                                                     12,699

 TOTAL ASSETS                                                                                                        178,099,049

LIABILITIES

Payable for investments purchased                                                                     $ 3,913,671

Payable for fund shares redeemed                                                                      3,876,663

Accrued management fee                                                                                81,322

Other payables and                                                                                    195,581
accrued expenses

Collateral on securities loaned,                                                                      12,365,200
at value

 TOTAL LIABILITIES                                                                                                   20,432,437

NET ASSETS                                                                                                          $ 157,666,612

Net Assets consist of:

Paid in capital                                                                                                    $ 148,100,309

Undistributed net investment income                                                                                 197,378

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                (5,649,466
                                                                                                                   )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies          15,018,391

NET ASSETS, for 5,928,741 shares outstanding                                                                        $ 157,666,612

NET ASSET VALUE and redemption price per share ($157,666,612 (divided by) 5,928,741 shares)                         $26.59

Maximum offering price per share (100/97.00 of $26.59)                                                              $27.41


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 847,508
Dividends

Interest (including income on securities loaned of $49,826)                      467,817

 TOTAL INCOME                                                                    1,315,325

EXPENSES

Management fee                                                     $ 427,960

Transfer agent                                                      696,654
Fees

 Redemption fees                                                    (105,618
                                                                   )

Accounting and security lending fees                                70,247

Non-interested trustees' compensation                               835

Custodian fees and expenses                                         11,833

Registration fees                                                   12,699

Audit                                                               19,723

Legal                                                               748

Miscellaneous                                                       1,655

 Total expenses before reductions                                   1,136,736

 Expense reductions                                                 (23,152      1,113,584
                                                                   )

NET INVESTMENT INCOME                                                            201,741

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              5,891,091

 Foreign currency transactions                                      1            5,891,092

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              9,125,259

 Assets and liabilities in                                          230          9,125,489
 foreign currencies

NET GAIN (LOSS)                                                                  15,016,581

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 15,218,322

OTHER INFORMATION                                                                $227,602
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                 $5,260
 by FDC

 Exchange fees withheld by FSC                                                   $85,200


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                          $ 201,741       $ 1,365,664
Net investment income

 Net realized gain (loss)                                                                           5,891,092       (284,364
                                                                                                                    )

 Change in net unrealized appreciation (depreciation)                                                9,125,489       5,772,228

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     15,218,322      6,853,528

Distributions to shareholders from net investment income                                             (247,247        (1,376,864
                                                                                                    )               )

Share transactions                                                                                  104,749,320     260,333,131
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       243,968         1,355,960

 Cost of shares redeemed                                                                             (145,869,137    (239,750,488
                                                                                                    )               )

 Paid in capital portion of redemption fees                                                         117,373         318,123

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             (40,758,476     22,256,726
                                                                                                    )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            (25,787,401     27,733,390
                                                                                                    )

NET ASSETS

 Beginning of period                                                                                183,454,013     155,720,623

 End of period (including undistributed net investment income of $197,378 and $242,884, respectively)$ 157,666,612  $ 183,454,013

OTHER INFORMATION
Shares

 Sold                                                                                                4,056,454       11,552,985

 Issued in reinvestment of distributions                                                             10,169          64,252

 Redeemed                                                                                            (6,069,165      (10,870,758
                                                                                                    )               )

 Net increase (decrease)                                                                             (2,002,542)     746,479



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 23.13     $ 21.67     $ 17.44     $ 17.12    $ 12.63    $ 12.43

Income from Investment Operations

 Net investment income                                   .04         .17         .15         .12        .04        .15

 Net realized and unrealized gain (loss)                 3.44        1.43        4.07        .19        4.32       .37

 Total from investment operations                        3.48        1.60        4.22        .31        4.36       .52

Less Distributions                                       (.04)       (.18)       (.06)       (.08)      -          -
From net investment income

 In excess of net investment income                      -           -           -           -          (.06)      (.34)

 Total distributions                                     (.04)       (.18)       (.06)       (.08)      (.06)      (.34)

Redemption fees added to paid in capital                 .02         .04         .07         .09        .19        .02

Net asset value, end of period                          $ 26.59     $ 23.13     $ 21.67     $ 17.44    $ 17.12    $ 12.63

TOTAL RETURN B, C                                        15.15%      7.65%       24.66%      2.36%      36.15%     4.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 157,667   $ 183,454   $ 155,721   $ 25,041   $ 22,184   $ 2,689

Ratio of expenses to average net assets                  1.57% A     1.53%       2.08%       2.02% A    2.47%      2.49%

Ratio of expenses to average net assets before           1.60% A     1.56%       2.10%       2.02% A    2.81%      2.67%
expense reductions

Ratio of net investment income to average net assets     .28% A      .77%        .75%        .86% A     .25%       1.30%

Portfolio turnover rate                                  156% A      139%        185%        273% A     222%       148%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


PAPER AND FOREST PRODUCTS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED               PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995             MONTH    YEAR     YEARS     FUND
                            S

PAPER AND FOREST PRODUCTS   15.84%   19.98%   167.47%   204.63%

PAPER AND FOREST PRODUCTS
(INCL. 3% SALES CHARGE)     12.36%   16.38%   159.44%   195.49%

S&P 500                     16.81%   21.45%   102.17%   201.52%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on June 30, 1986. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995             YEAR     YEARS    FUND

PAPER AND FOREST PRODUCTS   19.98%   21.75%   12.90%

PAPER AND FOREST PRODUCTS
(INCL. 3% SALES CHARGE)     16.38%   21.01%   12.53%

S&P 500                     21.45%   15.12%   12.78%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select Paper & Standard & Poor
    06/30/86        9700.00       10000.00
    07/31/86        9515.70        9488.77
    08/31/86       10689.40       10192.84
    09/30/86       10573.00        9349.89
    10/31/86       11358.70        9889.38
    11/30/86       11834.00       10129.69
    12/31/86       11659.40        9871.39
    01/31/87       14714.90       11201.06
    02/28/87       15190.20       11643.50
    03/31/87       16354.20       11980.00
    04/30/87       15384.20       11873.38
    05/31/87       14501.50       11976.68
    06/30/87       15141.70       12581.50
    07/31/87       15326.00       13219.38
    08/31/87       16441.50       13712.46
    09/30/87       15946.80       13412.16
    10/31/87       11213.20       10523.18
    11/30/87       10825.20        9656.07
    12/31/87       12118.45       10390.90
    01/31/88       11629.03       10828.35
    02/29/88       12724.90       11332.96
    03/31/88       12320.60       10982.77
    04/30/88       12458.91       11104.68
    05/31/88       12320.60       11201.29
    06/30/88       13597.35       11715.43
    07/31/88       12990.89       11670.91
    08/31/88       12352.52       11274.10
    09/30/88       12597.23       11754.37
    10/31/88       12320.60       12081.14
    11/30/88       12054.61       11908.38
    12/31/88       12938.95       12116.78
    01/31/89       13066.96       13003.73
    02/28/89       12682.95       12679.94
    03/31/89       12693.61       12975.38
    04/30/89       13152.29       13648.80
    05/31/89       13386.96       14201.58
    06/30/89       12533.61       14120.63
    07/31/89       13738.97       15395.72
    08/31/89       14720.33       15697.48
    09/30/89       13909.64       15633.12
    10/31/89       13280.29       15270.43
    11/30/89       13184.29       15581.95
    12/31/89       13466.66       15955.91
    01/31/90       12235.55       14885.27
    02/28/90       12354.34       15077.29
    03/31/90       12699.91       15476.84
    04/30/90       11879.17       15089.92
    05/31/90       12667.52       16561.19
    06/30/90       12365.14       16448.57
    07/31/90       12548.72       16395.93
    08/31/90       11047.63       14913.74
    09/30/90        9978.50       14187.44
    10/31/90        9665.33       14126.44
    11/30/90       10637.26       15039.00
    12/31/90       11432.18       15458.59
    01/31/91       12376.62       16132.59
    02/28/91       12969.65       17286.07
    03/31/91       13233.21       17704.39
    04/30/91       13881.15       17746.88
    05/31/91       15473.53       18513.55
    06/30/91       15078.18       17665.63
    07/31/91       15089.16       18488.84
    08/31/91       15166.03       18927.03
    09/30/91       14583.99       18610.95
    10/31/91       15133.09       18860.33
    11/30/91       13979.98       18100.26
    12/31/91       15406.61       20170.93
    01/31/92       16823.56       19795.75
    02/29/92       16902.28       20053.10
    03/31/92       17014.74       19662.06
    04/30/92       17284.64       20240.13
    05/31/92       16801.07       20339.30
    06/30/92       16689.46       20036.25
    07/31/92       16565.50       20855.73
    08/31/92       15900.62       20428.19
    09/30/92       15731.59       20669.24
    10/31/92       16497.88       20741.58
    11/30/92       17106.41       21448.87
    12/31/92       17263.87       21712.69
    01/31/93       17795.59       21895.08
    02/28/93       18191.55       22192.85
    03/31/93       18168.92       22661.12
    04/30/93       18995.42       22112.72
    05/31/93       19052.02       22705.34
    06/30/93       18644.49       22771.19
    07/31/93       18452.05       22680.10
    08/31/93       18950.14       23539.68
    09/30/93       18044.52       23358.43
    10/31/93       18746.37       23841.94
    11/30/93       19912.36       23615.45
    12/31/93       20467.06       23901.19
    01/31/94       22844.31       24713.83
    02/28/94       22199.06       24044.09
    03/31/94       19844.44       22995.77
    04/30/94       19822.26       23290.11
    05/31/94       20630.86       23672.07
    06/30/94       20422.94       23092.10
    07/31/94       22155.65       23849.53
    08/31/94       24627.66       24827.36
    09/30/94       25066.62       24219.09
    10/31/94       23507.17       24764.01
    11/30/94       22479.09       23862.11
    12/31/94       23360.76       24215.98
    01/31/95       23203.89       24843.91
    02/28/95       25508.60       25812.07
    03/31/95       25689.59       26573.79
    04/30/95       25795.82       27356.38
    05/31/95       26222.30       28449.82
    06/30/95       28598.39       29110.71
    07/31/95       29573.20       30076.02
    08/31/95       29548.83       30151.51

Let's say you invested $10,000 in Fidelity Select Paper and Forest Products Portfolio on June 30, 1986, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $29,549 - a 195.49% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $30,152 over the same period - a 201.52% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                % OF FUND'S
                                INVESTMENTS

Champion International Corp.    9.2

Boise Cascade Corp.             5.7

Consolidated Papers, Inc.       5.7

Weyerhaeuser Co.                5.4

Bowater, Inc.                   5.2

James River Corp. of Virginia   5.1

Mead Corp.                      4.8

Kimberly-Clark Corp.            4.0

Willamette Industries, Inc.     3.8

Union Camp Corp.                3.6

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 3.6
Row: 1, Col: 2, Value: 1.0
Row: 1, Col: 3, Value: 2.2
Row: 1, Col: 4, Value: 93.2
Paper & Allied Products 93.2%
Services for Print Industry 2.2%
Paper Containers 1.0%
All Others 3.6%*
* INCLUDES SHORT-TERM INVESTMENTS
PAPER AND FOREST PRODUCTS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Scott Offen,
Portfolio Manager of Fidelity Select Paper and Forest Products Portfolio
Q. SCOTT, HOW HAS THE FUND PERFORMED?
A. The fund had a total return of 15.84% for the six months ended August 31, 1995. During the same period, the Standard & Poor's Composite Index of 500 Stocks returned 16.81%. For the 12 months ended August 31, 1995, the fund rose 19.98%, while the S&P 500 was up 21.45%.
Q. WHY DID THE FUND LAG THE BROAD MARKET?
A. Despite the fact that paper companies have posted record earnings, many investors believe we're near the peak of the paper cycle. Along with increasing investor anxiety, we've seen a drop in demand for paper products over the summer, leading to uncertainty about what's on the horizon. Given that backdrop, I'm very pleased with the returns of the fund. Its positive performance position was the result of the stocks I chose for the portfolio.
Q. WHY HAS THERE BEEN UNCERTAINTY ABOUT PAPER STOCKS?
A. Paper stock prices generally start to go up before paper company earnings do. And, paper stock prices tend to go down some time before paper company earnings. That's because investors try to stay ahead of the paper cycle. While paper companies have continued to post solid earnings, there was a more pronounced slowdown in demand this summer. With paper prices steadily rising, businesses that use paper inventoried excess supply to protect themselves from future price increases. When businesses started experiencing their typical summer slowdown, they started to liquidate their inventories rather than purchasing more paper. In addition, paper companies have started to post all-time high profit margins and most paper prices are at, or approaching, all-time highs. Typically, that's not a situation that lasts too long, and makes investors nervous that the next turn will be downward.
Q. SO WHY HAVEN'T PAPER STOCKS UNDERPERFORMED EVEN MORE SHARPLY?
A. For two reasons. First, it's uncertain whether or not demand will drop further. Unless we see a recession, it's hard for me to imagine a sustained downturn in demand. Second, and more important, while new capacity has been coming on line, it hasn't looked excessive across the board.
Q. WHAT SORT OF THEMES HAVE YOU BEEN FOLLOWING?
A. The one I've focused on is a move away from companies that produce brown paper - such as corrugated cardboard - to those that produce white - such as magazine and office paper, or newsprint. That's because white paper is a commodity that historically has done better later in the economic cycle. Prices for linerboard have reached a level where they've started to deter consumption, and capacity has been added there as well. As a result, the fund's investments in companies such as Stone Container, Gaylord Container and Jefferson Smurfit detracted from performance. I've sold out the last two stocks.
Q. AND WHICH INVESTMENTS HAVE BEEN POSITIVE CONTRIBUTORS?
A. Those focused on white paper production. Champion International, the fund's largest holding at the end of the period, was the strongest contributor to return. The stock was cheap, and management was taking concrete steps to restructure, cut costs and repurchase shares - a move seen as positive to shareholders because it shows management has confidence in its own stock and tends to increase the value of outstanding shares. James River currently is poised well from a cost and price perspective. It has announced a restructuring program designed to take $680 million in costs out by 1998, and is a major manufacturer of tissue, the grade that typically does best at the end of the economic cycle. Bowater is the largest U.S. producer of newsprint and is cutting costs. And Boise Cascade seems to have the right mix of grades and is cutting costs as well.
Q. YOU'VE TALKED ABOUT THE UNCERTAINTY REGARDING PAPER STOCKS GOING FORWARD. WHAT'S YOUR READ ON THE SITUATION?
A. For the first time in the almost two years I've managed the fund, I can see some clouds on the horizon. Some parts of the industry should benefit from price increases, while others could suffer from price cuts as a result of added capacity.

FUND FACTS
START DATE: June 30, 1986
TRADING SYMBOL: FSPFX
SIZE: as of August 31, 1995, more than
$66 million
MANAGER: Scott Offen, since 1993; manager
Fidelity Select Brokerage and Investment
Management Portfolio, 1990-1993; Fidelity
Select Life Insurance Portfolio, 1988-1990;
joined Fidelity in 1985
(checkmark)

PAPER AND FOREST PRODUCTS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.4%
 SHARES VALUE (NOTE 1)
BUILDING MATERIALS - 0.4%
ABRASIVES AND ASBESTOS - 0.4%
Manville Corp. (a)  17,500 $ 258,125
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
SPECIAL INDUSTRIAL MACHINERY - 0.6%
Valmet OY Class A   14,100  404,734
PACKAGING & CONTAINERS - 1.0%
PAPER CONTAINERS - 1.0%
Mayr Melnhof Karton AG  10,100  630,177
PAPER & FOREST PRODUCTS - 93.2%
PAPER & ALLIED PRODUCTS - 93.2%
Abitibi Price, Inc.
 2nd installment receipt (a)(b)  57,700  756,697
Asia Pulp & Paper Co. Ltd.
 sponsored ADR (a)  40,000  525,000
Avenor, Inc.   40,200  893,616
Boise Cascade Corp.   85,900  3,682,963
Bowater, Inc.   70,500  3,366,375
Champion International Corp.   103,900  5,883,338
Consolidated Papers, Inc.   60,100  3,636,050
Domtar Inc. (a)  150,200  1,410,971
Enso-Gutzeit OY Class R Free shares  27,000  233,737
Federal Paper Board Co., Inc.   55,300  2,191,263
Fletcher Challenge Canada Ltd. Class A  49,500  805,694
Georgia-Pacific Corp.   20,000  1,800,000
International Paper Co.   21,700  1,776,688
James River Corp. of Virginia  94,800  3,294,300
Kimberly-Clark Corp.   40,300  2,574,163
Kymmene Corp.   15,300  449,636
Louisiana-Pacific Corp.   30,000  712,500
MacMillan Bloedel Ltd.   50,000  660,367
Mead Corp.   50,300  3,087,163
Metsa-Serla Ltd. Class B  7,000  275,882
Mo Och Domsjoe AB Class B   8,000  459,861
Portucel Industrial (a)  60,000  436,486
QUNO Corp. (a)  30,100  565,516
Rayonier, Inc.   48,600  1,865,025
Repola OY  14,000  267,590
Repap Enterprises, Inc. (a)  134,400  987,536
Scott Paper Co.   40,000  1,855,000
Stone Consolidated Corp. (a)  100,000  1,488,151
Stone Container Corp. (a)  43,000  935,250
Stora Kopparbergs B Free shares  40,000  498,183
Svenska Cellulosa AB
 Class B Free shares  23,000  377,743
Temple-Inland, Inc.   25,700  1,329,975
Union Camp Corp.   41,000  2,331,875
Wausau Paper Mills Co.   12,810  297,833
Westvaco Corp.   50,400  2,223,900
Weyerhaeuser Co.   75,800  3,486,800
Willamette Industries, Inc.   35,600  2,447,500
  59,870,627
PRINTING - 2.2%
SERVICES FOR PRINT INDUSTRY - 2.2%
Alco Standard Corp.   17,200  1,384,600
TOTAL COMMON STOCKS
 (Cost $54,035,453)   62,548,263
REPURCHASE AGREEMENTS - 2.6%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95   $ 1,686,273 $ 1,686,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $55,721,453)  $ 64,234,263
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
LEGEND
1. Non-income producing
2. Purchased on an installment basis. Market value reflects only those payments made through August 31, 1995. The remaining installment aggregating CAD 288,500 is due October, 1995.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $25,709,751 and $55,234,605, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $20,018 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $2,982,000 and $2,948,000, respectively. The weighted average interest rate paid was 6.4% (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   81.1%
Canada   11.8
Finland   2.5
Sweden   2.1
Austria   1.0
Others (individually less than 1%)   1.5
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $56,217,332. Net unrealized appreciation aggregated $8,016,931, of which $8,699,382 related to appreciated investment securities and $682,451 related to depreciated investment securities.
PAPER AND FOREST PRODUCTS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $1,686,000) (cost $55,721,453) - See          $ 64,234,263
accompanying schedule

Cash                                                                                                                  354

Receivable for investments sold                                                                                       2,134,422

Receivable for fund shares sold                                                                                       184,029

Dividends receivable                                                                                                  122,700

Redemption fees receivable                                                                                            218

Prepaid expenses                                                                                                      12,267

 TOTAL ASSETS                                                                                                         66,688,253

LIABILITIES

Payable for fund shares redeemed                                                                         $ 532,791

Accrued management fee                                                                                    37,857

Other payables and accrued expenses                                                                       80,320

 TOTAL LIABILITIES                                                                                                    650,968

NET ASSETS                                                                                                           $ 66,037,285

Net Assets consist of:

Paid in capital                                                                                                      $ 54,273,430

Undistributed net investment income                                                                                  220,287

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  3,030,724

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies           8,512,844

NET ASSETS, for 2,722,649 shares outstanding                                                                         $ 66,037,285

NET ASSET VALUE and redemption price per share ($66,037,285 (divided by) 2,722,649 shares)                           $24.25

Maximum offering price per share (100/97.00 of $24.25)                                                               $25.00


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 665,759
Dividends

Interest (including income on securities loaned of $2,764)                       157,538

 TOTAL INCOME                                                                    823,297

EXPENSES

Management fee                                                     $ 218,218

Transfer agent                                                      373,352
Fees

 Redemption fees                                                    (67,003
                                                                   )

Accounting and security lending fees                                35,888

Non-interested trustees' compensation                               352

Custodian fees and expenses                                         19,574

Registration fees                                                   12,267

Audit                                                               10,845

Legal                                                               324

Interest                                                            2,093

Miscellaneous                                                       652

 Total expenses before reductions                                   606,562

 Expense reductions                                                 (3,552       603,010
                                                                   )

NET INVESTMENT INCOME                                                            220,287

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              4,043,464

 Foreign currency transactions                                      (1,222       4,042,242
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              3,454,105

 Assets and liabilities in                                          (22          3,454,083
 foreign currencies                                                )

NET GAIN (LOSS)                                                                  7,496,325

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 7,716,612

OTHER INFORMATION                                                                $344,796
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                 $1,262
 by FDC

 Exchange fees withheld by FSC                                                   $45,338


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                          $ 220,287       $ 27,739
Net investment income

 Net realized gain (loss)                                                                            4,042,242       2,948,989

 Change in net unrealized appreciation (depreciation)                                                3,454,083       2,027,950

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     7,716,612       5,004,678

Distributions to shareholders from net realized gains                                                (742,026        (2,454,993
                                                                                                    )               )

Share transactions                                                                                   73,512,716      242,587,009
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      713,862         2,407,320

 Cost of shares redeemed                                                                            (109,563,293    (220,695,611
                                                                                                   )               )

 Paid in capital portion of redemption fees                                                         180,533         462,733

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             (35,156,182     24,761,451
                                                                                                    )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            (28,181,596     27,311,136
                                                                                                   )

NET ASSETS

 Beginning of period                                                                                94,218,881      66,907,745

 End of period (including undistributed net investment income of $220,287 and $31,587, respectively)$ 66,037,285    $ 94,218,881

OTHER INFORMATION
Shares

 Sold                                                                                                3,257,398       12,091,048

 Issued in reinvestment of distributions                                                             33,405          132,918

 Redeemed                                                                                            (5,024,346      (11,180,290
                                                                                                    )               )

 Net increase (decrease)                                                                             (1,733,543)     1,043,676



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 21.14    $ 19.61    $ 16.08    $ 15.37    $ 12.64    $ 11.00

Income from Investment Operations

 Net investment income (loss)                            .07        .01        (.01)      .06        .13        .19

 Net realized and unrealized gain (loss)                 3.19       2.53       3.38       .65        2.64       1.56

 Total from investment operations                        3.26       2.54       3.37       .71        2.77       1.75

Less Distributions                                       -          -          (.01)      (.09)      (.30)      (.17)
From net investment income

 From net realized gain                                  (.21)      (1.17)     -          -          -          -

 Total distributions                                     (.21)      (1.17)     (.01)      (.09)      (.30)      (.17)

Redemption fees added to paid in capital                 .06        .16        .17        .09        .26        .06

Net asset value, end of period                          $ 24.25    $ 21.14    $ 19.61    $ 16.08    $ 15.37    $ 12.64

TOTAL RETURN B, C                                        15.84%     14.91%     22.03%     5.25%      24.52%     16.85%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 66,037   $ 94,219   $ 66,908   $ 25,098   $ 28,957   $ 12,579

Ratio of expenses to average net assets                  1.67% A    1.87%      2.07%      2.21% A    2.05%      2.49%

Ratio of expenses to average net assets before           1.68% A    1.88%      2.08%      2.21% A    2.05%      2.72%
expense reductions

Ratio of net investment income (loss) to average net     .61% A     .05%       (.08)%     .49% A     .92%       1.73%
assets

Portfolio turnover rate                                  77% A      209%       176%       222% A     421%       171%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

TRANSPORTATION            7.06%    9.30%    170.08%   247.90%

TRANSPORTATION
(INCL. 3% SALES CHARGE)   3.85%    6.02%    161.98%   237.46%

S&P 500                   16.81%   21.45%   102.17%   221.28%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on September 29, 1986. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

TRANSPORTATION            9.30%    21.98%   14.98%

TRANSPORTATION
(INCL. 3% SALES CHARGE)   6.02%    21.24%   14.59%

S&P 500                   21.45%   15.12%   13.96%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select TranspoStandard & Poor
    09/29/86       9700.00       10000.00
    09/30/86       9748.50        9962.80
    10/31/86      10039.50       10537.66
    11/30/86      10204.40       10793.72
    12/31/86      10039.50       10518.48
    01/31/87      10737.90       11935.32
    02/28/87      11397.50       12406.77
    03/31/87      11397.50       12765.32
    04/30/87      11475.10       12651.71
    05/31/87      11649.70       12761.78
    06/30/87      11998.90       13406.25
    07/31/87      12474.20       14085.95
    08/31/87      12474.20       14611.35
    09/30/87      11795.20       14291.37
    10/31/87       7992.80       11213.00
    11/30/87       7527.20       10289.05
    12/31/87       8284.50       11072.05
    01/31/88       8698.73       11538.18
    02/29/88       9418.69       12075.86
    03/31/88       9704.70       11702.72
    04/30/88       9734.29       11832.62
    05/31/88       9675.11       11935.56
    06/30/88      10661.36       12483.41
    07/31/88      10523.29       12435.97
    08/31/88      10030.16       12013.15
    09/30/88      10690.95       12524.91
    10/31/88      11036.14       12873.10
    11/30/88      11134.76       12689.01
    12/31/88      11470.09       12911.07
    01/31/89      12456.34       13856.16
    02/28/89      12584.55       13511.14
    03/31/89      12969.19       13825.95
    04/30/89      13403.14       14543.52
    05/31/89      13975.16       15132.53
    06/30/89      13889.01       15046.28
    07/31/89      14730.77       16404.95
    08/31/89      15688.27       16726.49
    09/30/89      15383.13       16657.91
    10/31/89      14404.59       16271.45
    11/30/89      14530.85       16603.39
    12/31/89      14737.71       17001.87
    01/31/90      13812.21       15861.04
    02/28/90      14456.54       16065.65
    03/31/90      14890.01       16491.39
    04/30/90      14327.68       16079.11
    05/31/90      14854.86       17646.82
    06/30/90      14691.33       17526.82
    07/31/90      14642.53       17470.73
    08/31/90      12494.96       15891.38
    09/30/90      10884.28       15117.47
    10/31/90      10713.45       15052.46
    11/30/90      11152.72       16024.85
    12/31/90      11555.39       16471.95
    01/31/91      12543.76       17190.12
    02/28/91      13763.97       18419.22
    03/31/91      13776.18       18864.96
    04/30/91      13739.57       18910.24
    05/31/91      14825.56       19727.16
    06/30/91      14702.46       18823.66
    07/31/91      15596.12       19700.84
    08/31/91      15877.68       20167.75
    09/30/91      15583.88       19830.95
    10/31/91      16734.61       20096.68
    11/30/91      15694.05       19286.79
    12/31/91      17811.89       21493.19
    01/31/92      17971.04       21093.42
    02/29/92      18938.14       21367.64
    03/31/92      18485.20       20950.97
    04/30/92      18962.63       21566.92
    05/31/92      19354.37       21672.60
    06/30/92      18521.92       21349.68
    07/31/92      18791.24       22222.88
    08/31/92      18228.12       21767.31
    09/30/92      18950.39       22024.17
    10/31/92      19758.35       22101.25
    11/30/92      21190.65       22854.91
    12/31/92      22049.78       23136.02
    01/31/93      23037.27       23330.36
    02/28/93      23349.77       23647.66
    03/31/93      24912.25       24146.62
    04/30/93      24850.15       23562.27
    05/31/93      25778.43       24193.74
    06/30/93      25853.69       24263.90
    07/31/93      25853.69       24166.85
    08/31/93      26330.38       25082.77
    09/30/93      26393.10       24889.63
    10/31/93      26945.04       25404.85
    11/30/93      27095.57       25163.50
    12/31/93      28513.94       25467.98
    01/31/94      29763.83       26333.89
    02/28/94      29763.83       25620.25
    03/31/94      28967.19       24503.20
    04/30/94      29508.50       24816.84
    05/31/94      29034.13       25223.84
    06/30/94      29006.23       24605.86
    07/31/94      29982.87       25412.93
    08/31/94      30875.80       26454.86
    09/30/94      30052.63       25806.71
    10/31/94      30499.09       26387.37
    11/30/94      28671.38       25426.34
    12/31/94      29616.40       25803.41
    01/31/95      29416.80       26472.49
    02/28/95      31520.20       27504.13
    03/31/95      31934.73       28315.77
    04/30/95      32410.69       29149.67
    05/31/95      31443.43       30314.78
    06/30/95      31105.66       31019.00
    07/31/95      33777.12       32047.59
    08/31/95      33746.42       32128.03

Let's say you invested $10,000 in Fidelity Select Transportation Portfolio on September 29, 1986, when the fund started and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $33,746 - a 237.46% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $32,128 over the same period - a 221.28% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                       % OF FUND'S
                                       INVESTMENTS

Burlington Northern, Inc.              11.6

CSX Corp.                              9.7

Santa Fe Pacific Corp.                 6.2

Chrysler Corp.                         5.5

Landstar System, Inc.                  5.0

PACCAR, Inc.                           4.9

Southern Pacific Rail Corp.            4.9

Hunt (J.B.) Transport Services, Inc.   4.7

Roadway Services, Inc.                 4.5

American President Companies Ltd.      4.4

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 13.5
Row: 1, Col: 2, Value: 8.800000000000001
Row: 1, Col: 3, Value: 10.1
Row: 1, Col: 4, Value: 11.5
Row: 1, Col: 5, Value: 12.5
Row: 1, Col: 6, Value: 43.6
Railroads 43.6%
Motor Vehicles &
Car Bodies 12.5%
Trucking, Local &
Long Distance 11.5%
Shipping 10.1%
Trucking, Long Distance 8.8%
All Others 13.5%
TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Stephen DuFour,
Portfolio Manager of Fidelity Select Transportation Portfolio
Q. HOW DID THE FUND PERFORM, STEVE?
A. For the six months ended August 31, 1995, the fund had a total return of 7.06%. During the same period, the Standard & Poor's Composite Index of 500 Stocks returned 16.81%. For the 12 months ended August 31, 1995, the fund rose 9.30%, while the S&P 500 was up 21.45%.
Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
A. The fund invests primarily in three industries: railroads, trucking and airlines. During the period, railroad stocks received the highest weighting in the fund. Railroads outperformed the overall market and were solid contributors to the fund's performance. Trucking stocks made up the second largest position, but they performed very poorly. Airline stocks received the lowest weighting of the three industries; they made a strong upward move. The fund would have been better off with more concentration in airlines and less in trucking. Going forward, the fund probably will continue to have a strong stake in railroad stocks, but I plan to increase its position in airlines and decrease holdings in truck stocks.
Q. LET'S TAKE THESE INDUSTRIES ONE AT A TIME, STARTING WITH RAILROADS.
A. I believe railroads are generally well positioned for the next 10 years. There has been a fair amount of consolidation within the industry. In addition, since most of the railroads have strong holds on regions or parts of the country, they're able to raise rates or handle excess capacity by adding a new car to the end of a train. When business improves for airlines or trucking, companies buy more planes or trucks, increasing supply and putting downward pressure on prices. Railroads don't have to deal with this. In addition, cost cutting over the past 10 years has made railroads more profitable.
Q. LOOKING AT RAILROADS, WHICH INVESTMENTS HELPED THE FUND?
A. Burlington Northern, the fund's largest position, was one. It's due to complete its acquisition of Santa Fe Pacific in September. This move should create a few hundred million dollars in cost savings. In addition, Burlington Northern is the nation's largest mover of grain. Due to increased demand for U.S. grain, combined with poor crop conditions elsewhere in the world, the company is in a position to prosper at least for the next six months. Other acquisitions also helped the fund during the period. Union Pacific purchased the Chicago & North Western railroad, and Union Pacific recently announced it was going to acquire Southern Pacific. The fund held each of these stocks, all of which helped its performance. CSX, an eastern railroad, has done a great job cutting costs and paying down debt; the investment there was another positive contributor.
Q. LET'S TURN TO TRUCKING . . .
A. The problem with trucking is that there are too many trucks. There's been a slowdown in industrial production, so demand has dropped off. At the same time, we've had record production of new trucks. As a result, there have been too many trucks chasing too few loads. Rates have gone down and the profitability of trucking companies has declined. The fund's investments in Rollins Truck Leasing, Carolina Freight, J.B. Hunt, TNT Freightways and Landstar System were among those that were drags on performance.
Q. AND, FINALLY, AIRLINES . . .
A. Airlines, in general, succeeded at increasing passenger loads and did a good job restraining capacity additions. AMR Corp., the parent company of American Airlines, was one airline stock that helped the fund.
Q. WHAT DO YOU SEE HAPPENING IN THE SECTOR AND THE FUND OVER THE NEXT SIX
MONTHS?
A. There is a good chance that the sector will attract investors. One thing investors look at is comparable results from year to year. After a poor second and third quarter in 1995, it appears the sector is a bit better positioned looking toward the last quarter of 1995 and the first quarter of 1996, primarily due to rail and airlines. Improving trends, compared against weak results in 1995, will be good for attracting investors. All three industries behave like commodities, dependent upon pressures of supply and demand. My job is to keep a pulse on the supply/demand dynamic, then decide which industry within the sector is best positioned, and invest accordingly.

FUND FACTS
START DATE: September 29, 1986
TRADING SYMBOL: FSRFX
SIZE: as of August 31, 1995, more than
$10 million
MANAGER: Stephen DuFour, since December
1994; manager, Fidelity Select Multimedia
Portfolio, since 1993; equity analyst, media, 1992-1993; joined Fidelity in 1992
(checkmark)
TRANSPORTATION PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 100%
 SHARES VALUE (NOTE 1)
AIR TRANSPORTATION - 7.5%
AIR TRANSPORT, MAJOR NATIONAL - 7.5%
AMR Corp. (a)  5,500 $ 387,748
Delta Air Lines, Inc.   5,000  371,875
  759,623
AUTOS, TIRES, & ACCESSORIES - 14.3%
AUTO & TRUCK PARTS - 1.8%
Cummins Engine Co., Inc.   4,500  176,625
Snap-on Tools Corp.   200  8,200
  184,825
MOTOR VEHICLES & CAR BODIES - 12.5%
Chrysler Corp.   10,300  554,913
General Motors Corp.   4,000  188,000
PACCAR, Inc.   10,000  495,000
Sime Darby Hongkong Ltd.   20,000  24,289
  1,262,202
TRUCK & BUS BODIES - 0.0%
Grupo Dina sponsored ADR, Series L  11  25
TOTAL AUTOS, TIRES, & ACCESSORIES   1,447,052
HOLDING COMPANIES - 2.2%
HOLDING COMPANY OFFICES - 2.2%
Norfolk Southern Corp.   3,100  219,325
RAILROADS - 43.6%
Burlington Northern, Inc.   16,900  1,170,325
CSX Corp.   11,900  981,750
Canadian Pacific Ltd. Ord.   10,000  166,487
Illinois Central Corp., Series A  7,200  276,300
Santa Fe Pacific Corp.   21,948  622,775
Southern Pacific Rail Corp. (a)  20,000  490,000
Union Pacific Corp.   5,000  327,500
Wisconsin Central
 Transportation Corp. (a)  6,000  357,000
  4,392,137
SECURITIES INDUSTRY - 0.1%
INVESTMENT MANAGERS - 0.1%
Alleghany Corp.  30  5,078
SHIPPING - 12.0%
DEEP SEA TRANSPORT - 1.9%
Pacific Basin Bulk Shipping Ltd  1,000  14,250
Pacific Basin Bulk Shipping
 Ltd. (warrants) (a)  1,000  625
Transportacion Maritima Mexicana SA
 de CV ADR representing L share (a)  20,000  172,500
  187,375
SHIPPING - 10.1%
American President Companies Ltd.   15,000  440,625
IM Skaugen AS  100,000  66,963
Kirby Corp.   25,000  387,500
Storli Skibs, Series A AS  7,000  127,540
  1,022,628
TOTAL SHIPPING   1,210,003
TRUCKING & FREIGHT - 20.3%
TRUCKING, LOCAL & LONG DISTANCE- 11.5%
Hitachi Transport System Co.   5,000  46,126
Landstar System, Inc. (a)  18,000  504,000
Roadway Services, Inc.   8,200  451,000
Rollins Truck Leasing Corp.   15,000  163,125
  1,164,251

 SHARES VALUE (NOTE 1)
TRUCKING, LONG DISTANCE - 8.8%
Aasche Transportation  5,000 $ 36,875
Hunt (J.B.) Transport Services Inc.   29,800  476,800
PST Vans, Inc.   15,000  108,750
TNT Freightways Corp.   12,800  265,600
  888,025
TOTAL TRUCKING & FREIGHT   2,052,276
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $9,339,963)  $ 10,085,494
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $11,241,234 and $13,500,806, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,400 for the period
(see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $9,339,963. Net unrealized appreciation aggregated $745,531, of which $1,040,529 related to appreciated investment securities and $294,998 related to depreciated investment securities.
The fund has elected to defer to its fiscal year ending February 28, 1996 $313,000 of losses recognized during the period November 1,1994 to February 28, 1995.
TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value                                                                                  $ 10,085,494
(cost $9,339,963) - See accompanying schedule

Receivable for investments sold                                                                                      1,450,815

Receivable for fund shares sold                                                                                      3,680

Dividends receivable                                                                                                 19,023

Redemption fees receivable                                                                                           3,270

Prepaid expenses                                                                                                     6,378

 TOTAL ASSETS                                                                                                        11,568,660

LIABILITIES

Payable to custodian bank                                                                              $ 102,497

Payable for fund shares redeemed                                                                        1,090,705

Accrued management fee                                                                                  6,782

Other payables and accrued expenses                                                                     25,937

 TOTAL LIABILITIES                                                                                                   1,225,921

NET ASSETS                                                                                                          $ 10,342,739

Net Assets consist of:

Paid in capital                                                                                                     $ 8,648,285

Accumulated net investment (loss)                                                                                    (42,657
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  991,580

Net unrealized appreciation (depreciation) on investments                                                            745,531

NET ASSETS, for 470,531 shares outstanding                                                                          $ 10,342,739

NET ASSET VALUE and redemption price per share ($10,342,739 (divided by) 470,531 shares)                             $21.98

Maximum offering price per share (100/97.00 of $21.98)                                                               $22.66


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 64,221
Dividends

Interest                                                                         32,483

 TOTAL INCOME                                                                    96,704

EXPENSES

Management fee                                                     $ 36,739

Transfer agent                                                      70,248
Fees

 Redemption fees                                                    (12,548
                                                                   )

Accounting fees and expenses                                        22,668

Non-interested trustees' compensation                               63

Custodian fees and expenses                                         9,129

Registration fees                                                   6,378

Audit                                                               8,479

Legal                                                               47

Miscellaneous                                                       152

 Total expenses before reductions                                   141,355

 Expense reductions                                                 (1,994       139,361
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                     (42,657
                                                                                )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              1,308,963

 Foreign currency transactions                                      1,556        1,310,519

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (556,245
                                                                   )

 Assets and liabilities in                                          (13          (556,258
 foreign currencies                                                )            )

NET GAIN (LOSS)                                                                  754,261

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 711,604

OTHER INFORMATION                                                                $82,175
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                 $1,765
 by FDC

 Exchange fees withheld by FSC                                                   $10,523


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                    $ (42,657      $ (105,448
Net investment income (loss)                                                                  )              )

 Net realized gain (loss)                                                                      1,310,519      1,298,543

 Change in net unrealized appreciation (depreciation)                                          (556,258       (804,930
                                                                                              )              )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               711,604        388,165

Distributions to shareholders from net realized gains                                          -              (1,219,559
                                                                                                             )

Share transactions                                                                             14,077,786     21,385,934
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 -              1,177,973

 Cost of shares redeemed                                                                       (17,184,921    (22,133,063
                                                                                              )              )

 Paid in capital portion of redemption fees                                                    33,853         28,174

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       (3,073,282     459,018
                                                                                              )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      (2,361,678     (372,376
                                                                                              )              )

NET ASSETS

 Beginning of period                                                                           12,704,417     13,076,793

 End of period (including accumulated net investment loss of $42,657 and $0, respectively)    $ 10,342,739   $ 12,704,417

OTHER INFORMATION
Shares

 Sold                                                                                          661,060        1,018,198

 Issued in reinvestment of distributions                                                       -              62,121

 Redeemed                                                                                      (809,402       (1,064,813
                                                                                              )              )

 Net increase (decrease)                                                                       (148,342)      15,506



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                          $ 20.53    $ 21.67    $ 18.68    $ 15.49    $ 11.26   $ 12.23

Income from Investment Operations

 Net investment income (loss)                                 (.08)      (.17)      (.20)      (.07)      (.05)     .06

 Net realized and unrealized gain (loss)                      1.47       1.17       5.07       3.55       4.18      (.57)

 Total from investment operations                             1.39       1.00       4.87       3.48       4.13      (.51)

Less Distributions                                            -          -          -          -          (.04)     -
From net investment income

 From net realized gain                                       -          (2.19)     (1.96)     (.36)      -         (.50)

 Total distributions                                          -          (2.19)     (1.96)     (.36)      (.04)     (.50)

Redemption fees added to paid in capital                      .06        .05        .08        .07        .14       .04

Net asset value, end of period                                $ 21.98    $ 20.53    $ 21.67    $ 18.68    $ 15.49   $ 11.26

TOTAL RETURN B, C                                             7.06%      5.90%      27.47%     23.14%     38.01%    (4.10)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 10,343   $ 12,704   $ 13,077   $ 10,780   $ 2,998   $ 770

Ratio of expenses to average net assets                       2.30% A    2.36%      2.39%      2.48% A    2.43%     2.39%

Ratio of expenses to average net assets before                2.33% A    2.37%      2.40%      4.20% A    3.13%     2.89%
expense reductions

Ratio of net investment income (loss) to average net          (.70)%     (.83)%     (.96)%     (.53)%     (.34)%    .52%
assets                                                        A                                A

Portfolio turnover rate                                       205% A     178%       115%       116% A     423%      187%

 A ANNUALIZED
 B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
 C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
 D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


AMERICAN GOLD PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

AMERICAN GOLD             22.40%   3.77%    38.64%    129.03%

AMERICAN GOLD
(INCL. 3% SALES CHARGE)   18.73%   0.66%    34.48%    122.16%

S&P 500                   16.81%   21.45%   102.17%   265.41%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on December 16, 1985. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

AMERICAN GOLD             3.77%    6.75%    8.90%

AMERICAN GOLD
(INCL. 3% SALES CHARGE)   0.66%    6.10%    8.56%

S&P 500                   21.45%   15.12%   14.27%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Select AmericStandard & Po
    12/16/85      9700.00     10000.00
    12/31/85      9719.40     10080.42
    01/31/86     10097.70     10136.87
    02/28/86      9622.40     10895.11
    03/31/86     10010.40     11503.06
    04/30/86      9806.70     11373.07
    05/31/86      9855.20     11978.12
    06/30/86      9874.60     12180.55
    07/31/86      9826.10     11499.66
    08/31/86     10941.60     12352.93
    09/30/86     11475.10     11331.35
    10/31/86     11310.20     11985.16
    11/30/86     11494.50     12276.40
    12/31/86     11475.10     11963.36
    01/31/87     13221.10     13574.82
    02/28/87     14588.80     14111.03
    03/31/87     16975.00     14518.83
    04/30/87     18032.30     14389.62
    05/31/87     17072.00     14514.81
    06/30/87     16538.50     15247.80
    07/31/87     19739.50     16020.87
    08/31/87     19409.70     16618.45
    09/30/87     20234.20     16254.50
    10/31/87     14326.90     12753.28
    11/30/87     16616.10     11702.41
    12/31/87     16122.97     12592.97
    01/31/88     13701.57     13123.13
    02/29/88     14065.77     13734.67
    03/31/88     15473.33     13310.27
    04/30/88     15571.76     13458.01
    05/31/88     15473.33     13575.09
    06/30/88     15778.47     14198.19
    07/31/88     15739.09     14144.24
    08/31/88     14813.84     13663.33
    09/30/88     14174.04     14245.39
    10/31/88     14321.69     14641.41
    11/30/88     14518.55     14432.04
    12/31/88     14114.98     14684.60
    01/31/89     14626.82     15759.52
    02/28/89     15394.59     15367.10
    03/31/89     14853.22     15725.16
    04/30/89     14134.67     16541.29
    05/31/89     13622.83     17211.21
    06/30/89     14390.59     17113.11
    07/31/89     14538.24     18658.42
    08/31/89     15276.47     19024.13
    09/30/89     15365.06     18946.13
    10/31/89     15522.55     18506.58
    11/30/89     17501.01     18884.12
    12/31/89     17225.40     19337.33
    01/31/90     17983.32     18039.80
    02/28/90     17481.32     18272.51
    03/31/90     16802.15     18756.73
    04/30/90     14981.18     18287.82
    05/31/90     16300.15     20070.88
    06/30/90     15256.78     19934.40
    07/31/90     16319.84     19870.61
    08/31/90     16024.54     18074.30
    09/30/90     16014.70     17194.08
    10/31/90     13386.60     17120.15
    11/30/90     13219.26     18226.11
    12/31/90     14262.63     18734.62
    01/31/91     12284.17     19551.45
    02/28/91     13396.44     20949.38
    03/31/91     13347.22     21456.35
    04/30/91     12874.76     21507.85
    05/31/91     13317.69     22436.99
    06/30/91     14213.42     21409.37
    07/31/91     14055.93     22407.05
    08/31/91     12914.13     22938.10
    09/30/91     12697.58     22555.03
    10/31/91     13672.05     22857.27
    11/30/91     13642.52     21936.12
    12/31/91     13386.60     24445.61
    01/31/92     13711.42     23990.92
    02/29/92     13288.17     24302.81
    03/31/92     12382.60     23828.90
    04/30/92     11752.64     24529.47
    05/31/92     12589.31     24649.67
    06/30/92     13406.28     24282.39
    07/31/92     14252.79     25275.53
    08/31/92     13987.02     24757.39
    09/30/92     13908.28     25049.52
    10/31/92     13494.87     25137.20
    11/30/92     12353.07     25994.38
    12/31/92     12973.19     26314.11
    01/31/93     12727.11     26535.14
    02/28/93     13927.97     26896.02
    03/31/93     15493.02     27463.53
    04/30/93     17451.79     26798.91
    05/31/93     19390.88     27517.12
    06/30/93     20522.83     27596.92
    07/31/93     22156.79     27486.53
    08/31/93     20995.30     28528.27
    09/30/93     18770.76     28308.61
    10/31/93     21576.04     28894.59
    11/30/93     21595.73     28620.10
    12/31/93     23180.47     28966.40
    01/31/94     23190.31     29951.26
    02/28/94     22304.43     29139.58
    03/31/94     22845.80     27869.09
    04/30/94     20916.56     28225.82
    05/31/94     21822.12     28688.72
    06/30/94     20749.22     27985.85
    07/31/94     20444.09     28903.78
    08/31/94     21408.71     30088.84
    09/30/94     23278.90     29351.66
    10/31/94     21595.73     30012.07
    11/30/94     19036.53     28919.03
    12/31/94     19597.58     29347.90
    01/31/95     17550.22     30108.89
    02/28/95     18150.65     31282.24
    03/31/95     20936.24     32205.38
    04/30/95     20857.50     33153.82
    05/31/95     21290.59     34478.98
    06/30/95     21585.89     35279.93
    07/31/95     22166.63     36449.81
    08/31/95     22215.84     36541.30

Let's say you invested $10,000 in Fidelity Select American Gold Portfolio on December 16, 1985, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $22,216 - a 122.16% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $36,541 over the same period - a 265.41% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                         % OF FUND'S
                                         INVESTMENTS

Barrick Gold Corp.                       9.9

Newmont Mining Corp.                     8.5

Placer Dome, Inc.                        6.3

Euro-Nevada Mining Corp.                 6.0

Kinross Gold Corp.                       4.8

Cambior, Inc.                            4.6

Agnico Eagle Mines Ltd.                  4.3

Franco Nevada Mining Corp.               4.2

Freeport McMoRan Copper Co. Class A      2.6

Newmont Mining Corp. depositary shares   2.4
 representing 1/2 share, $1.375

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 9.9
Row: 1, Col: 2, Value: 1.1
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 2.6
Row: 1, Col: 5, Value: 4.4
Row: 1, Col: 6, Value: 80.0
Gold Ores 80.0%
Miscellaneous Metal
Ores 4.4%
Copper Ores 2.6%
Investment Managers 2.0%
Agricultural
Chemicals 1.1%
All Others 9.9%*
* INCLUDES SHORT-TERM INVESTMENTS
AMERICAN GOLD PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Larry Rakers,
Portfolio Manager of
Fidelity Select American Gold Portfolio
Q. HOW HAS THE FUND PERFORMED, LARRY?
A. For the six months ended August 31, 1995, the portfolio returned 22.40%. The Standard & Poor's 500 Index returned 16.81% for the same time period. For the 12 months ended August 31, 1995, the portfolio returned 3.77% while the S&P returned 21.45%.
Q. WHY HAS THE FUND'S PERFORMANCE BEEN UP IN THE PAST SIX MONTHS?
A. The fund was focused on gold companies which were increasing reserves and production. This has resulted in capital appreciation despite the fact that the price of gold has traded in a narrow range.
Q. WHAT'S YOUR STRATEGY BEEN IN THE RECENT INVESTING ENVIRONMENT?
A. The fund invests primarily in North, Central and South American precious metals companies and can also buy gold bullion. Although I was bullish on the outlook for the price of gold, I continued to invest in companies that have been growing production and reserves. This strategy should allow investors to enjoy modest capital appreciation in a flat gold price environment as well as more substantial gains in an improving gold price environment.
Q. WHAT STOCKS DID YOU LIKE AT THE END OF AUGUST?
A. The fund's top two holdings at the end of the period, Barrick Gold and Newmont Mining, have continued to experience strong production. Barrick had outstanding exploration success both in Nevada and Chile earlier this year. I think they can increase production from 3 million ounces this year to more than 4 million in the next two to three years. Newmont Mining, meanwhile, has developed a new technique by which it uses bacteria to process ore and extract gold. I believe this new technology has the potential to change the production and reserve profile of Newmont in the years to come. In addition, Newmont has been aggressive in seeking new gold properties internationally.
Q. WHAT OTHER INVESTMENTS BENEFITED THE FUND DURING THE PERIOD?
A. Pioneer Group, a Boston-based investment adviser, invested in a gold mine in Ghana that has been very successful, and the fund held a large position in Pioneer Group. It also has a similar project in Russia that looks interesting. Euro-Nevada Mining and Franco Nevada Mining have each appreciated nicely during the period. Most of their revenues have come from gold royalties in North American mines, which have been profitable so far this year. The most lucrative have been their royalties on Barrick Gold's Gold Strike Mine.
Q. WHERE ELSE ARE YOU FINDING OPPORTUNITIES?
A. I have been increasing the fund's investments in companies which deal with silver and platinum. The supply/demand picture for silver has looked very favorable. Stillwater Mining is the only platinum company available in North America and I've increased the fund's holding in it.
Q. WHAT'S BEEN YOUR BIGGEST DISAPPOINTMENT OVER THE PAST SIX MONTHS?
A. Despite increasing demand, the price of gold has been relatively flat. Sales of gold by central banks and producer forward selling has limited the upward movement in gold prices.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I think the supply/demand picture looks favorable for all of the precious metals. However, additional central bank selling or producer forward selling could prevent upward movements in the metals prices. Shareholders should understand that gold and precious metals prices are very volatile and anything can happen.

FUND FACTS
START DATE: December 16, 1985
TRADING SYMBOL: FSAGX
SIZE: as of August 31, 1995, more than
$346 million
MANAGER: Larry Rakers, since July 1995;
research analyst following precious metals, coal
and restaurants since 1993; joined Fidelity in
1993
(checkmark)
AMERICAN GOLD PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.9%
 SHARES VALUE (NOTE 1)
CANADA - 59.2%
HOLDING COMPANIES - 0.3%
HOLDING COMPANY OFFICES - 0.3%
Bolivar Goldfields Ltd. (a)(c)  941,100 $ 1,120,398
METALS & MINING - 1.2%
LEAD & ZINC ORES - 0.1%
Cominco Ltd. (a)  17,789  352,418
METAL MINING - 0.5%
Arlo Resources Ltd.  50,000  37,204
Dayton Mining Corp. (a)  200,000  837,084
Southernera Resources Ltd. (a)(c)  253,900  689,559
  1,563,847
MISCELLANEOUS NONMETAL MINERALS - 0.6%
DIA Metropolitan Minerals Ltd. (a):
 Class A  46,050  419,742
 Class B  179,500  1,769,691
  2,189,433
TOTAL METALS & MINING   4,105,698
PRECIOUS METALS - 57.7%
GOLD & SILVER ORES - 0.9%
Greenstone Resources Ltd. (a)  424,800  1,169,508
Mentor Exploration & Development
 Co. Ltd. (a)(c)  188,000  1,923,436
  3,092,944
GOLD ORES - 56.6%
Aber Resources Ltd. (a)  129,900  942,391
Adrian Resources Ltd.   113,900  476,719
Agnico Eagle Mines Ltd.   1,108,700  15,055,448
Barrick Gold Corp.   1,387,600  34,975,221
Bema Gold Corp. (a)  350,000  710,966
Breakwater Resources Ltd. (a)  21,475  37,551
Cambior, Inc.  1,497,900  16,160,978
Campbell Resources, Inc. (a)  1,320,000  1,070,573
Canaarc Resources Corp. (a)  300,000  412,962
Cathedral Gold Corp. (a)  211,000  463,149
Crown Resources Corp. (a)  84,600  465,300
Echo Bay Mines Ltd.   175,400  1,827,151
Euro-Nevada Mining Corp.   551,000  21,319,248
Franco Nevada Mining Corp.   232,000  14,953,681
Golden Knight Resources, Inc.   406,200  2,531,288
Golden Star Resources, Ltd. Canada (a)  1,078,000  6,216,373
Hemlo Gold Mines Inc.   622,500  5,905,633
International Gold Resources Corp. (a) 350,000 1,367,240 Kinross Gold Corp. (a) 2,090,000 17,106,295
Metallica Resources, Inc. (a)  50,000  120,912
Mountain Province Mining, Inc. (a) 232,300 1,339,577 Orvana Minerals Corp. (a)(c) 1,352,800 4,781,282
Pegasus Gold, Inc. (a)  609,300  7,537,193
Placer Dome, Inc.   863,400  22,404,911
Prime Equities, Inc. (a)  55,883  195,431
Prime Resources Group, Inc. (a)  953,900  7,630,065
Rayrock Yellowknife Resources Inc. (a) 264,500 2,952,119 Royal Oak Mines, Inc. (warrants) (a) 100,000 37,204 Sudbury Contact Mines, Ltd. (a) 420,100 4,376,203
TVI Pacific, Inc. (a)  1,268,000  1,368,058
TVX Gold, Inc.   10,000  70,687
War Eagle Mining, Inc. (a)  368,000  1,369,100
Wharf Resources Ltd.   570,000  4,294,243
  200,475,152

 SHARES VALUE (NOTE 1)

SILVER ORES - 0.2%
Pan American Silver Corp. (a)  58,600 $ 392,425
Rea Gold Corp. (a)  125,000  297,630
United Keno Hill Mines Ltd.  5,000  9,115
  699,170
TOTAL PRECIOUS METALS   204,267,266
TOTAL CANADA   209,493,362
FRANCE - 0.3%
PRECIOUS METALS - 0.3%
GOLD ORES - 0.3%
Guyanor Resources SA Class B (a)(b)  200,000  401,800
Guyanor Resources SA Class B (a)  313,440  629,701
  1,031,501
GHANA - 1.6%
PRECIOUS METALS - 1.6%
GOLD ORES - 1.6%
Ashanti Goldfields Ltd. GDR (b)  23,000  473,800
Ashanti Goldfields Ltd. GDR  252,000  5,191,200
  5,665,000
PERU - 0.9%
PRECIOUS METALS - 0.9%
GOLD ORES - 0.9%
Buenaventura (CIA DE MIN) Class T  573,923  3,325,465
UNITED STATES - 27.9%
CHEMICALS & PLASTICS - 1.1%
AGRICULTURAL CHEMICALS - 1.1%
First Mississippi Corp.   111,700  3,700,063
METALS & MINING - 7.0%
COPPER ORES - 2.6%
Freeport McMoRan Copper Co.
 Class A  400,000  9,350,000
MISCELLANEOUS METAL ORES - 4.4%
Stillwater Mining Co. (a)(b)  350,000  7,656,250
Stillwater Mining Co. (a)  360,000  7,875,000
  15,531,250
TOTAL METALS & MINING   24,881,250
PRECIOUS METALS - 17.7%
GOLD ORES - 17.7%
Alta Gold Co. (a)  65,000  81,250
Amax Gold, Inc. (a)  1,013,100  6,585,150
Battle Mountain Gold Co.   520,400  5,138,950
Canyon Resources Corp. (a)  826,700  2,118,419
Centurion Mines Corp. (a)  5,000  10,469
Coeur d'Alene Mines Corp.  147,400  2,819,025
Firstmiss Gold, Inc. (a)  87,000  1,957,500
Hecla Mining Co. (a)  309,500  3,559,250
Homestake Mining Co.   392,300  6,472,950
Newmont Mining Corp.   688,105  29,932,568
Santa Fe Pacific Gold Corp.   340,000  4,122,500
TOTAL PRECIOUS METALS   62,798,031
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SECURITIES INDUSTRY - 2.0%
INVESTMENT MANAGERS - 2.0%
Pioneer Group, Inc.   247,500 $ 7,053,750
SERVICES - 0.1%
JEWELRY, PRECIOUS METAL - 0.1%
OroAmerica, Inc. (a)  50,000  200,000
TOTAL UNITED STATES   98,633,094
TOTAL COMMON STOCKS
 (Cost $265,707,987)   318,148,422
CONVERTIBLE PREFERRED STOCKS - 2.8%
UNITED STATES - 2.8%
PRECIOUS METALS - 2.8%
GOLD ORES - 2.8%
Battle Mountain Gold Co. $3.25  29,000  1,584,125
Newmont Mining Corp. depositary
 shares representing 1/2 share,
 $1.375 (b)  138,800  8,432,100
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $10,365,123)   10,016,225
CONVERTIBLE BONDS - 0.1%
 PRINCIPAL
 AMOUNT
UNITED STATES - 0.1%
PRECIOUS METALS - 0.1%
GOLD ORES - 0.1%
Canyon Resources Corp. 6%,
 6/1/98 (b) (Cost $249,000)  $ 300,000  237,000
BULLION - 2.5%
 TROY OUNCES

Silver Bullion (5,000 oz Bar)
 (Cost $8,840,321)   1,677,084  8,955,631
REPURCHASE AGREEMENTS - 4.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 16,566,678  16,564,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $301,726,431)  $ 353,921,278
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,200,950 or 5.0% of net assets.
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Bolivar Goldfields Ltd.  $ - $ - $ - $ 1,120,398
Mentor Exploration & Development
 Co. Ltd.   -  -  -  1,923,436
Orvana Minerals Corp.   -  -  -  4,781,282
Southernera Resources Ltd.   -  -  -  689,559
Totals  $ - $ - $ - $ 8,514,675
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $80,528,673 and $68,178,649, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $146,957 for the period (see Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $3,305,363 and $3,474,000, respectively (see Note 7 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the period for which the loan was outstanding amounted to $4,084,000. The weighted average interest rate paid was 6.4% (see Note 6 of Notes to Financial Statements). Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
Canada   59.2%
United States   38.0
Ghana   1.6
Others (individually less than 1%)   1.2
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $303,068,739. Net unrealized appreciation aggregated $50,852,539, of which $80,333,650 related to appreciated investment securities and $29,481,111 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $35,816,000 of which $10,629,000, $2,503,000, $1,152,000,
$13,193,000 and $8,339,000 will expire on February 28, 1997, 1998, 1999,
2000 and 2001, respectively.
AMERICAN GOLD PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $16,564,000) (cost $301,726,431) -           $ 353,921,278
See accompanying schedule

Cash                                                                                                                 230

Receivable for investments sold                                                                                      3,159,244

Receivable for fund shares sold                                                                                      1,471,421

Dividends receivable                                                                                                 297,261

Interest receivable                                                                                                  4,450

Redemption fees receivable                                                                                           1,363

Other receivables                                                                                                    10,156

Prepaid expenses                                                                                                     15,944

 TOTAL ASSETS                                                                                                        358,881,347

LIABILITIES

Payable for investments purchased                                                                     $ 1,407,841

Payable for fund shares redeemed                                                                      6,464,665

Accrued management fee                                                                                181,860

Other payables and accrued expenses                                                                   373,356

Collateral on securities loaned, at value                                                             3,474,000

 TOTAL LIABILITIES                                                                                                   11,901,722

NET ASSETS                                                                                                          $ 346,979,625

Net Assets consist of:

Paid in capital                                                                                                     $ 319,480,011

Accumulated net investment (loss)                                                                                   (9,753
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 (24,686,210
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies          52,195,577

NET ASSETS, for 15,375,930 shares outstanding                                                                       $ 346,979,625

NET ASSET VALUE and redemption price per share ($346,979,625 (divided by) 15,375,930 shares)                         $22.57

Maximum offering price per share (100/97.00 of $22.57)                                                               $23.27


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                $ 1,674,408
Dividends

Interest (including income on securities loaned of $33,752)                       862,284

 TOTAL INCOME                                                                     2,536,692

EXPENSES

Management fee                                                     $ 1,090,282

Transfer agent                                                      1,232,148
Fees

 Redemption fees                                                    (125,448
                                                                   )

Accounting and security lending fees                                179,498

Non-interested trustees' compensation                               1,689

Custodian fees and expenses                                         33,711

Registration fees                                                   15,944

Audit                                                               17,808

Legal                                                               1,204

Interest                                                            2,191

Miscellaneous                                                       2,436

 Total expenses before reductions                                   2,451,463

 Expense reductions                                                 (7,608        2,443,855
                                                                   )

NET INVESTMENT INCOME                                                             92,837

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   12,591,119
 realized gain of $998,618
 on sales of investments in
 precious metals)

 Foreign currency transactions                                      (1,323        12,589,796
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              51,823,266

 Assets and liabilities in                                          730           51,823,996
 foreign currencies

NET GAIN (LOSS)                                                                   64,413,792

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 64,506,629

OTHER INFORMATION                                                                 $598,412
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                  $12,695
 by FDC

 Exchange fees withheld by FSC                                                    $89,940


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                         $ 92,837        $ (779,678
Net investment income (loss)                                                                                       )

 Net realized gain (loss)                                                                           12,589,796      3,326,739

 Change in net unrealized appreciation (depreciation)                                               51,823,996      (79,195,428
                                                                                                                   )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    64,506,629      (76,648,367
                                                                                                                   )

Share transactions                                                                                  280,775,159     526,647,371
Net proceeds from sales of shares

 Cost of shares redeemed                                                                            (277,201,391    (520,560,579
                                                                                                   )               )

 Paid in capital portion of redemption fees                                                         701,947         1,352,412

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            4,275,715       7,439,204

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           68,782,344      (69,209,163
                                                                                                                   )

NET ASSETS

 Beginning of period                                                                                278,197,281     347,406,444

 End of period (including accumulated net investment loss of $9,753 and $102,590, respectively)    $ 346,979,625   $ 278,197,281

OTHER INFORMATION
Shares

 Sold                                                                                               13,153,810      24,289,524

 Redeemed                                                                                           (12,864,592     (24,535,614
                                                                                                   )               )

 Net increase (decrease)                                                                            289,218         (246,090)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                       $ 18.44     $ 22.66     $ 14.15     $ 11.94     $ 13.08     $ 15.22

Income from Investment Operations

 Net investment income (loss)                              .01         (.05)       (.11)       (.05)       (.06)       (.04)

 Net realized and unrealized gain (loss)                   4.08        (4.25)      8.44        2.16        (1.17)      (2.23)

 Total from investment operations                          4.09        (4.30)      8.33        2.11        (1.23)      (2.27)

Redemption fees added to paid in capital                   .04         .08         .18         .10         .09         .13

Net asset value, end of period                             $ 22.57     $ 18.44     $ 22.66     $ 14.15     $ 11.94     $ 13.08

TOTAL RETURN B, C                                          22.40%      (18.62)%    60.14%      18.51%      (8.72)%     (14.06)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                    $ 346,980   $ 278,197   $ 347,406   $ 168,033   $ 130,407   $ 164,137

Ratio of expenses to average net assets                    1.36% A     1.41%       1.49%       1.59% A     1.75%       1.75%

Ratio of expenses to average net assets before             1.37% A     1.41%       1.50%       1.59% A     1.75%       1.75%
expense reductions

Ratio of net investment income (loss) to average net       .05% A      (.22)%      (.51)%      (.44)%      (.47)%      (.29)%
assets                                                     A

Portfolio turnover rate                                    42% A       34%         39%         30% A       40%         38%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


ENERGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

ENERGY                    10.02%   7.08%    16.10%    114.61%

ENERGY
(INCL. 3% SALES CHARGE)   6.72%    3.86%    12.62%    108.17%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

ENERGY                    7.08%    3.03%    7.94%

ENERGY
(INCL. 3% SALES CHARGE)   3.86%    2.41%    7.61%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
             Select EnergyStandard & Poo
    08/31/85      9700.00      10000.00
    09/30/85      9396.88       9687.00
    10/31/85      9958.55      10134.54
    11/30/85     10119.03      10829.77
    12/31/85      9744.58      11353.93
    01/31/86      9075.92      11417.51
    02/28/86      8870.86      12271.54
    03/31/86      8826.29      12956.29
    04/30/86      8844.12      12809.89
    05/31/86      9254.23      13491.37
    06/30/86      9280.97      13719.38
    07/31/86      8701.47      12952.46
    08/31/86      9851.56      13913.54
    09/30/86      9744.58      12762.89
    10/31/86     10003.13      13499.31
    11/30/86     10208.18      13827.34
    12/31/86     10279.50      13474.74
    01/31/87     11367.19      15289.79
    02/28/87     11590.07      15893.74
    03/31/87     12552.94      16353.07
    04/30/87     12196.32      16207.52
    05/31/87     12624.26      16348.53
    06/30/87     13061.12      17174.13
    07/31/87     13738.69      18044.86
    08/31/87     13658.46      18717.93
    09/30/87     13364.25      18308.01
    10/31/87      9833.73      14364.46
    11/30/87      9423.62      13180.83
    12/31/87     10094.50      14183.89
    01/31/88     10470.41      14781.03
    02/29/88     10846.31      15469.83
    03/31/88     11616.47      14991.81
    04/30/88     12056.55      15158.22
    05/31/88     11616.47      15290.10
    06/30/88     11744.82      15991.91
    07/31/88     11818.17      15931.15
    08/31/88     11368.92      15389.49
    09/30/88     11240.56      16045.08
    10/31/88     11341.41      16491.13
    11/30/88     11368.92      16255.31
    12/31/88     11703.78      16539.78
    01/31/89     12588.14      17750.49
    02/28/89     12390.57      17308.50
    03/31/89     13105.59      17711.79
    04/30/89     13547.78      18631.03
    05/31/89     13707.72      19385.59
    06/30/89     13989.96      19275.09
    07/31/89     14573.27      21015.63
    08/31/89     14893.15      21427.54
    09/30/89     15128.35      21339.68
    10/31/89     15024.86      20844.60
    11/30/89     15589.35      21269.83
    12/31/89     16715.98      21780.31
    01/31/90     15969.64      20318.85
    02/28/90     16467.20      20580.96
    03/31/90     16476.77      21126.36
    04/30/90     15921.80      20598.20
    05/31/90     16888.21      22606.52
    06/30/90     16490.19      22452.80
    07/31/90     17613.36      22380.95
    08/31/90     17929.89      20357.71
    09/30/90     17878.84      19366.29
    10/31/90     16959.88      19283.02
    11/30/90     16776.09      20528.70
    12/31/90     15965.04      21101.45
    01/31/91     14930.95      22021.47
    02/28/91     16323.80      23596.01
    03/31/91     16102.21      24167.03
    04/30/91     16281.59      24225.03
    05/31/91     16376.56      25271.56
    06/30/91     15646.97      24114.12
    07/31/91     16450.47      25237.84
    08/31/91     16767.63      25835.97
    09/30/91     16598.48      25404.51
    10/31/91     17095.37      25744.93
    11/30/91     15826.70      24707.41
    12/31/91     15970.66      27533.94
    01/31/92     15116.04      27021.81
    02/29/92     15137.40      27373.09
    03/31/92     14699.41      26839.32
    04/30/92     15703.59      27628.39
    05/31/92     16451.38      27763.77
    06/30/92     15637.30      27350.09
    07/31/92     16055.01      28468.71
    08/31/92     16344.19      27885.10
    09/30/92     16440.58      28214.15
    10/31/92     15733.69      28312.90
    11/30/92     15369.54      29278.37
    12/31/92     15589.20      29638.49
    01/31/93     16177.06      29887.45
    02/28/93     17243.92      30293.92
    03/31/93     18125.71      30933.12
    04/30/93     18474.37      30184.54
    05/31/93     19029.91      30993.49
    06/30/93     19280.45      31083.37
    07/31/93     19138.84      30959.04
    08/31/93     20652.95      32132.38
    09/30/93     20533.13      31884.96
    10/31/93     20239.02      32544.98
    11/30/93     17788.12      32235.80
    12/31/93     18575.23      32625.86
    01/31/94     19570.13      33735.14
    02/28/94     18914.40      32820.92
    03/31/94     17998.64      31389.92
    04/30/94     19373.50      31791.71
    05/31/94     19578.51      32313.10
    06/30/94     19476.00      31521.43
    07/31/94     19772.13      32555.33
    08/31/94     19441.83      33890.10
    09/30/94     19293.77      33059.79
    10/31/94     20387.16      33803.64
    11/30/94     19134.32      32572.51
    12/31/94     18651.84      33055.56
    01/31/95     18205.23      33912.69
    02/28/95     18922.16      35234.27
    03/31/95     19956.41      36274.03
    04/30/95     20569.73      37342.30
    05/31/95     21100.48      38834.87
    06/30/95     20487.17      39737.01
    07/31/95     20970.74      41054.68
    08/31/95     20817.41      41157.73

Let's say you invested $10,000 in Fidelity Select Energy Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $20,817 - a 108.17% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                 % OF FUND'S
                                 INVESTMENTS

Atlantic Richfield Co.           8.8

Amerada Hess Corp.               7.9

Unocal Corp.                     7.0

Phillips Petroleum Co.           6.0

Total SA Class B sponsored ADR   4.6

Occidental Petroleum Corp.       4.5

Kerr-McGee Corp.                 4.2

Schlumberger Ltd.                3.8

Norsk Hydro AS ADR               3.6

Newfield Exploration Co.         3.6

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 7.2
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 3.5
Row: 1, Col: 4, Value: 8.199999999999999
Row: 1, Col: 5, Value: 37.0
Row: 1, Col: 6, Value: 42.6
Crude Petroleum & Gas 42.6%
Oil & Gas Exploration 37.0%
Oil & Gas Services 8.2%
Drilling 3.5%
Oil Field Equipment 1.5%
All Others 7.2%


ENERGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Albert Ruback,
Portfolio Manager of Fidelity Select Energy
Portfolio
Q. HOW HAS THE FUND PERFORMED, ALBERT?
A. For the six months ended August 31, 1995, the fund had a total return of 10.02%. During the same period, the Standard & Poor's Composite Index of 500 Stocks returned 16.81%. For the 12 months ended August 31, 1995, the fund rose 7.08%, while the S&P was up 21.45%.
Q. WHILE THE FUND RETURNED JUST OVER 10%, IT LAGGED THE BROAD MARKET. WHY
IS THAT?
A. Returns in the broad market were buoyed by the very strong performance of the technology sector. The fund's focus currently does not include tech stocks. At the same time, the fund achieved a solid 10% return, due in part to the strong performance of the chemical divisions within many of the companies whose stocks I had selected for the fund. A short-term increase in the price of oil in the second quarter also helped to bolster energy company earnings. In addition, the fund's small stake in refining and marketing (R&M) companies benefited from the seasonal strength they saw in the summer. Finally, some exploration and production (E&P) stocks that I bought at cheap valuations - something I look to do as a matter of course - rebounded from very low levels.
Q. LET'S START WITH CHEMICALS. WHY HAVE ENERGY STOCKS WITH CHEMICAL DIVISIONS DONE WELL?
A. With the economic growth we've seen sustained since the beginning of the year, demand for chemicals has been growing steadily. This is typical for a commodity at this point in the economic cycle. Chemical earnings reached a crescendo in the second quarter of 1995. In addition, there have been no significant capacity additions in the chemicals area, helping to keep supply down. This has caused a tightening of the supply/demand equation, which has enabled companies to increase product prices and improve profit margins. Occidental was one stock that reaped the benefits of this trend. The company also has been seeing improvements in its E&P business and has been using increased cash flow and selling assets to pay off its large debt burden. Amoco was another company helped by strong chemical earnings; it also is in the final stages of a cost-cutting program that has helped its balance sheet.
Q. WHICH OTHER STOCKS PROVED SUCCESSFUL?
A. An E&P company, Newfield Exploration, has benefited from improving commodity prices and growing production. Two energy service companies, Schlumberger and Halliburton, benefited from stronger demand for the high-end seismic exploration technology for which exploration companies have come to depend on them. Two French companies - Elf Acquitaine and Total - also were strong performers. Total should have strong production growth going forward and is emphasizing reducing its costs. I find it to be a premium company that was trading at what I consider to be an average or below-average valuation, or stock price relative to cash flow and earnings. Elf Acquitaine provided solid returns for the fund, although I've since reduced the stake there because I found the company wasn't being as aggressive in cost cutting as I had expected. Another stock that helped the fund was Gas Natural, a company that has the potential to take advantage of Spain's development and use of natural gas as an energy source.
Q. WHAT STOCKS DIDN'T PERFORM AS WELL AS YOU HAD HOPED?
A. Amerada Hess was a bit frustrating, because its story is taking longer to develop than I had hoped. I currently intend to stick with the investment, though, because the company has been cutting costs and selling assets that don't contribute to its core E&P business. In addition, the company holds attractive lease positions in the frontier West of Shetlands area. Atlantic Richfield has been down a bit, but is an extremely attractive investment. That's because it appears Congress will open the Alaska National Wildlife Refuge to exploration and production. Atlantic Richfield has a strong knowledge of the Alaskan geology and is well positioned to take advantage of new opportunities there. Petroleum Geo Services, a company focused on the latest seismic technology, had some short-term scheduling disruptions, but should benefit in the long run from demand for its products and services.
Q. WHAT'S YOUR OUTLOOK?
A. The next few months could prove difficult for energy companies. While chemical earnings should remain strong, they could come down off peak levels. On the E&P side, gas prices have remained sluggish and oil prices have declined which should pressure earnings. R&M is coming off the summer, its strongest season historically, which would suggest earnings here could decline as well. As far as my management is concerned, I'll continue to pick investments stock-by-stock, looking for those that are selling at attractive valuations.

FUND FACTS
START DATE: July 14, 1981
TRADING SYMBOL: FSENX
SIZE: as of August 31, 1995, more than
$96 million
MANAGER: Albert Ruback, since December
1994; manager, Fidelity Select Industrial
Equipment Portfolio, 1991-December 1994;
joined Fidelity in 1991
(checkmark)
ENERGY PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 100.0%
 SHARES VALUE (NOTE 1)
BUILDING MATERIALS - 0.5%
FABRICATED PIPE & FITTINGS - 0.5%
Coflexip sponsored ADR (a)  27,000 $ 472,500
CHEMICALS & PLASTICS - 1.2%
PLASTICS & SYNTHETIC RESINS - 1.2%
ARCO Chemical Co.   21,600  1,042,200
CONSTRUCTION - 0.6%
HEAVY CONSTRUCTION - 0.6%
McDermott (J. Ray) SA  21,500  505,250
ENERGY SERVICES - 11.7%
DRILLING - 3.5%
Noble Drilling Corp. (a)  102,600  820,800
Reading & Bates Corp. (a)  98,400  1,193,100
Sonat Offshore Drilling, Inc.   34,400  1,178,200
  3,192,100
OIL & GAS SERVICES - 8.2%
Halliburton Co.   70,000  2,966,250
Input/Output, Inc. (a)  13,300  495,425
Nowsco Well Service Ltd. (a)  11,100  118,726
Schlumberger Ltd.   53,200  3,431,400
Tidewater, Inc.   17,000  420,750
  7,432,551
TOTAL ENERGY SERVICES   10,624,651
GAS - 2.5%
GAS TRANSMISSION - 1.1%
Enron Corp.   30,000  1,008,750
GAS TRANSMISSION & DISTRIBUTION - 1.4%
Gas Natural SDG SA Series E  10,000  1,228,560
TOTAL GAS   2,237,310
HOLDING COMPANIES - 1.1%
HOLDING COMPANY OFFICES - 1.1%
Shell Transport & Trading PLC  14,800  1,026,750
INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%
AIR & GAS COMPRESSORS - 0.0%
Enerflex Systems Ltd. (a)  1,200  14,956
OIL & GAS - 82.3%
CRUDE PETROLEUM & GAS - 42.6%
Apache Corp.   36,215  1,054,762
Atlantic Richfield Co.   73,100  7,977,038
Bellwether Exploration Co. (a)  50,000  293,750
British Borneo Petroleum  245,900  1,017,527
Burlington Resources, Inc.   25,000  1,015,625
Coho Resources, Inc. (a)  50,000  243,750
Elf Aquitaine sponsored ADR  5,500  201,438
Global Natural Resources, Inc. (a)  50,000  543,750
Louis Dreyfus Natural Gas Corp. (a)  63,300  862,463
NGC Corp.   18,995  180,453
Newfield Exploration Co. (a)  111,000  3,232,875
Norsk Hydro AS ADR  78,300  3,308,175
Nuevo Energy Corp. (a)  26,200  648,450
Occidental Petroleum Corp.   187,400  4,075,950
Paramount Resources Ltd.   31,000  322,929
Renaissance Energy Ltd. (a)  102,908  2,249,282
Renaissance Energy Ltd. (a)(b)  11,000  240,429
Rio Alto Exploration Ltd. (a)  317,500  885,914
Total SA Class B sponsored ADR  141,167  4,199,718

 SHARES VALUE (NOTE 1)


Triton Energy Corp.   40,000 $ 2,120,000
Tullow Oil PLC (a)  1,000,000  1,162,345
Ulster Petroleums Ltd. (a)  168,900  609,521
United Meridian Corp. (a)  20,000  357,500
Vintage Petroleum, Inc.   96,400  1,928,000
  38,731,644
NATURAL GAS LIQUIDS - 0.2%
Western Gas Resources, Inc.   10,100  172,963
OIL & GAS EXPLORATION - 37.0%
Amerada Hess Corp.   151,000  7,153,625
Amoco Corp.   10,000  637,500
British Petroleum PLC ADR  35,247  3,176,636
Chevron Corp.   10,400  503,100
Exxon Corp.   14,800  1,017,500
Kerr-McGee Corp.   69,100  3,800,500
Louisiana Land & Exploration Co.   25,000  956,250
Mobil Corp.   11,100  1,057,275
Petroleum Geo-Services AS ADR (a)  110,900  2,841,813
Phillips Petroleum Co.   166,500  5,473,688
Royal Dutch Petroleum Co.   5,000  596,250
Unocal Corp.   218,261  6,356,852
  33,570,989
OIL FIELD EQUIPMENT - 1.5%
Camco International, Inc.   58,700  1,335,425
PETROLEUM REFINERS - 1.0%
Repsol SA sponsored ADR  20,000  632,500
Tesoro Petroleum Corp. (a)  30,000  288,750
  921,250
TOTAL OIL & GAS   74,732,271
TRUCKING & FREIGHT - 0.1%
TRUCKING, LONG DISTANCE - 0.1%
Trimac Ltd.   15,500  135,515
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $84,200,573)  $ 90,791,403
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $240,429 or 0.2% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $30,834,189 and $42,446,797, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,215 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $3,833,000. The weighted average interest rate paid was 6.4% (see Note 6 of Notes to Financial Statements). Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   72.4%
Norway   6.8
United Kingdom   5.8
France   5.5
Canada   5.0
Spain   2.0
Ireland   1.3
Others (individually less than 1%)   1.2
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $84,694,509. Net unrealized appreciation aggregated $6,096,894, of which $8,623,910 related to appreciated investment securities and $2,527,016 related to depreciated investment securities. ENERGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $84,200,573) - See accompanying schedule                                   $ 90,791,403

Receivable for investments sold                                                                                      7,052,084

Receivable for fund shares sold                                                                                      198,826

Dividends receivable                                                                                                 347,951

Redemption fees receivable                                                                                           315

Other receivables                                                                                                    3,980

Prepaid expenses                                                                                                     11,398

 TOTAL ASSETS                                                                                                        98,405,957

LIABILITIES

Payable to custodian bank                                                                              $ 490,799

Payable for fund shares redeemed                                                                        1,440,210

Accrued management fee                                                                                  51,981

Other payables and accrued expenses                                                                     109,416

 TOTAL LIABILITIES                                                                                                   2,092,406

NET ASSETS                                                                                                          $ 96,313,551

Net Assets consist of:

Paid in capital                                                                                                     $ 86,588,120

Undistributed net investment income                                                                                  872,306

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  2,262,295

Net unrealized appreciation (depreciation) on investments                                                            6,590,830

NET ASSETS, for 5,455,883 shares outstanding                                                                        $ 96,313,551

NET ASSET VALUE and redemption price per share ($96,313,551 (divided by) 5,455,883 shares)                           $17.65

Maximum offering price per share (100/97.00 of $17.65)                                                               $18.20


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                             $ 1,485,135
Dividends

Interest (including income on securities loaned of $6,603)                                     289,323

 TOTAL INCOME                                                                                  1,774,458

EXPENSES

Management fee                                                                   $ 351,153

Transfer agent                                                                    513,473
Fees

 Redemption fees                                                                  (53,716
                                                                                 )

Accounting and security lending fees                                              57,635

Non-interested trustees' compensation                                             521

Custodian fees and expenses                                                       7,480

Registration fees                                                                 11,398

Audit                                                                             12,843

Legal                                                                             394

Interest                                                                          2,056

Miscellaneous                                                                     1,063

 Total expenses before reductions                                                 904,300

 Expense reductions                                                               (2,148       902,152
                                                                                 )

NET INVESTMENT INCOME                                                                          872,306

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            2,813,983

 Foreign currency transactions                                                    2,088        2,816,071

Change in net unrealized appreciation (depreciation) on investment securities                  6,694,936

NET GAIN (LOSS)                                                                                9,511,007

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 10,383,313

OTHER INFORMATION                                                                              $263,240
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                               $12,018
 by FDC

 Exchange fees withheld by FSC                                                                 $40,560


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                         $ 872,306      $ 441,180
Net investment income

 Net realized gain (loss)                                                                           2,816,071      3,967,653

 Change in net unrealized appreciation (depreciation)                                               6,694,936      (6,553,635
                                                                                                                  )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    10,383,313     (2,144,802
                                                                                                                  )

Distributions to shareholders                                                                       -              (468,393
From net investment income                                                                                        )

 From net realized gain                                                                             (410,066       (3,119,569
                                                                                                   )              )

 TOTAL DISTRIBUTIONS                                                                                (410,066       (3,587,962
                                                                                                   )              )

Share transactions                                                                                  62,436,553     139,154,943
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      402,158        3,509,410

 Cost of shares redeemed                                                                            (72,567,570    (186,610,132
                                                                                                   )              )

 Paid in capital portion of redemption fees                                                         46,549         211,181

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            (9,682,310     (43,734,598
                                                                                                   )              )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           290,937        (49,467,362
                                                                                                                  )

NET ASSETS

 Beginning of period                                                                                96,022,614     145,489,976

 End of period (including undistributed net investment income of $872,306 and $0, respectively)    $ 96,313,551   $ 96,022,614

OTHER INFORMATION
Shares

 Sold                                                                                               3,618,726      8,177,307

 Issued in reinvestment of distributions                                                            23,768         222,729

 Redeemed                                                                                           (4,151,188     (11,129,608
                                                                                                   )              )

 Net increase (decrease)                                                                            (508,694)      (2,729,572)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                           $ 16.10    $ 16.73    $ 15.84     $ 14.70     $ 15.43    $ 16.64

Income from Investment Operations

 Net investment income                                         .13        .07        .06         .23         .17        .16

 Net realized and unrealized gain (loss)                       1.47       (.11)      1.35        1.16        (.75)      .15

 Total from investment operations                              1.60       (.04)      1.41        1.39        (.58)      .31

Less Distributions                                             -          (.08) E    (.03)       (.27)       (.16)      (.15)
From net investment income

 From net realized gain                                        (.06)      (.54) E    (.57)       -           (.02)      (1.43)

 Total distributions                                           (.06)      (.62)      (.60)       (.27)       (.18)      (1.58)

Redemption fees added to paid in capital                       .01        .03        .08         .02         .03        .06

Net asset value, end of period                                 $ 17.65    $ 16.10    $ 16.73     $ 15.84     $ 14.70    $ 15.43

TOTAL RETURN B, C                                              10.02%     .04%       9.69%       9.81%       (3.55)%    2.26%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $ 96,314   $ 96,023   $ 145,490   $ 179,133   $ 77,334   $ 92,611

Ratio of expenses to average net assets                        1.56% A    1.85%      1.66%       1.71% A     1.78%      1.79%

Ratio of expenses to average net assets before                 1.56% A    1.85%      1.67%       1.71% A     1.78%      1.79%
expense reductions

Ratio of net investment income to average net assets           1.51% A    .42%       .37%        1.88% A     1.16%      .99%

Portfolio turnover rate                                        59% A      106%       157%        72% A       81%        61%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


ENERGY SERVICE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

ENERGY SERVICE            21.14%   27.15%   5.29%     52.89%

ENERGY SERVICE
(INCL. 3% SALES CHARGE)   17.50%   23.33%   2.14%     48.30%

S&P 500                   16.81%   21.45%   102.17%   265.41%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on December 16, 1985. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

ENERGY SERVICE            27.15%   1.04%    4.47%

ENERGY SERVICE
(INCL. 3% SALES CHARGE)   23.33%   0.42%    4.14%

S&P 500                   21.45%   15.12%   14.27%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
              Select EnergyStandard & Poo
     12/16/85      9700.00      10000.00
     12/31/85      9855.20      10080.42
     01/31/86      9118.00      10136.87
     02/28/86      8739.70      10895.11
     03/31/86      8671.80      11503.06
     04/30/86      8555.40      11373.07
     05/31/86      9050.10      11978.12
     06/30/86      8885.20      12180.55
     07/31/86      7614.50      11499.66
     08/31/86      8371.10      12352.93
     09/30/86      8235.30      11331.35
     10/31/86      7944.30      11985.16
     11/30/86      8215.90      12276.40
     12/31/86      8303.20      11963.36
     01/31/87      9234.40      13574.82
     02/28/87      9622.40      14111.03
     03/31/87     10534.20      14518.83
     04/30/87     10534.20      14389.62
     05/31/87     11349.00      14514.81
     06/30/87     12464.50      15247.80
     07/31/87     13279.30      16020.87
     08/31/87     12270.50      16618.45
     09/30/87     11872.80      16254.50
     10/31/87      7633.90      12753.28
     11/30/87      6799.70      11702.41
     12/31/87      7323.50      12592.97
     01/31/88      7614.50      13123.13
     02/29/88      8283.80      13734.67
     03/31/88      8768.80      13310.27
     04/30/88      8943.40      13458.01
     05/31/88      8332.30      13575.09
     06/30/88      7857.00      14198.19
     07/31/88      7730.90      14144.24
     08/31/88      7876.40      13663.33
     09/30/88      7536.90      14245.39
     10/31/88      7284.70      14641.41
     11/30/88      6974.30      14432.04
     12/31/88      7294.40      14684.60
     01/31/89      7740.60      15759.52
     02/28/89      7827.90      15367.10
     03/31/89      8322.60      15725.16
     04/30/89      8720.30      16541.29
     05/31/89      8875.50      17211.21
     06/30/89      9166.50      17113.11
     07/31/89      9680.60      18658.42
     08/31/89     10136.50      19024.13
     09/30/89      9991.00      18946.13
     10/31/89      9496.30      18506.58
     11/30/89     10311.10      18884.12
     12/31/89     11630.30      19337.33
     01/31/90     10883.40      18039.80
     02/28/90     11911.60      18272.51
     03/31/90     12483.90      18756.73
     04/30/90     11824.30      18287.82
     05/31/90     13812.80      20070.88
     06/30/90     13104.70      19934.40
     07/31/90     14336.60      19870.61
     08/31/90     14084.40      18074.30
     09/30/90     13812.80      17194.08
     10/31/90     12076.50      17120.15
     11/30/90     12260.80      18226.11
     12/31/90     11834.41      18734.62
     01/31/91     11300.01      19551.45
     02/28/91     13116.95      20949.38
     03/31/91     12096.75      21456.35
     04/30/91     12155.04      21507.85
     05/31/91     12475.68      22436.99
     06/30/91     10843.35      21409.37
     07/31/91     11659.51      22407.05
     08/31/91     11533.20      22938.10
     09/30/91     10474.13      22555.03
     10/31/91     10629.59      22857.27
     11/30/91      9356.76      21936.12
     12/31/91      9055.56      24445.61
     01/31/92      8929.24      23990.92
     02/29/92      9113.85      24302.81
     03/31/92      8462.86      23828.90
     04/30/92      9162.43      24529.47
     05/31/92      9891.15      24649.67
     06/30/92      9317.89      24282.39
     07/31/92      9706.55      25275.53
     08/31/92     10202.07      24757.39
     09/30/92     10512.99      25049.52
     10/31/92      9968.88      25137.20
     11/30/92      9764.84      25994.38
     12/31/92      9366.48      26314.11
     01/31/93      9735.69      26535.14
     02/28/93     10697.60      26896.02
     03/31/93     11542.92      27463.53
     04/30/93     12165.15      26798.91
     05/31/93     12729.16      27517.12
     06/30/93     12661.09      27596.92
     07/31/93     12836.13      27486.53
     08/31/93     13283.45      28528.27
     09/30/93     12894.47      28308.61
     10/31/93     12709.71      28894.59
     11/30/93     11367.75      28620.10
     12/31/93     11329.36      28966.40
     01/31/94     11436.70      29951.26
     02/28/94     11378.15      29139.58
     03/31/94     10529.18      27869.09
     04/30/94     11079.69      28225.82
     05/31/94     11573.24      28688.72
     06/30/94     11925.78      27985.85
     07/31/94     12147.37      28903.78
     08/31/94     11663.90      30088.84
     09/30/94     12107.08      29351.66
     10/31/94     12590.56      30012.07
     11/30/94     11935.85      28919.03
     12/31/94     11393.65      29347.90
     01/31/95     11465.24      30108.89
     02/28/95     12242.55      31282.24
     03/31/95     12917.57      32205.38
     04/30/95     13705.11      33153.82
     05/31/95     14063.07      34478.98
     06/30/95     13582.37      35279.93
     07/31/95     14257.40      36449.81
     08/31/95     14840.38      36541.30

Let's say you invested $10,000 in Fidelity Select Energy Service Portfolio on December 16, 1985, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $14,830 - a 48.30% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $36,541 over the same period - a 265.41% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                % OF FUND'S
                                INVESTMENTS

Western Atlas, Inc.             9.2

Schlumberger Ltd.               8.9

Sonat Offshore Drilling, Inc.   8.8

BJ Services Co.                 8.1

McDermott (J. Ray) SA           7.7

Baker Hughes, Inc.              6.9

Halliburton Co.                 4.8

Reading & Bates Corp.           4.7

Nabors Industries, Inc.         3.4

Cooper Cameron Corp.            2.7

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 7.4
Row: 1, Col: 2, Value: 2.7
Row: 1, Col: 3, Value: 9.1
Row: 1, Col: 4, Value: 9.199999999999999
Row: 1, Col: 5, Value: 31.1
Row: 1, Col: 6, Value: 40.5
Oil & Gas Services 40.5%
Drilling 31.1%
Surveying Services 9.2%
Heavy Construction 9.1%
Fluid Valve & Hose Fittings 2.7%
All Others 7.4%

ENERGY SERVICE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Daniel Pickering,
Portfolio Manager of Fidelity Select Energy
Service Portfolio
Q. DAN, HOW HAS THE FUND PERFORMED?
A. It has done very well. The fund had a total return of 21.14% from March 1, 1995, through August 31, 1995. During the same period, the Standard & Poor's Composite Index of 500 Stocks returned 16.81%. For the 12 months ended August 31, 1995, the fund rose 27.15%, while the S&P 500 was up 21.45%.
Q. WHAT HELPED THE FUND PERFORM SO WELL?
A. Most of the large companies in the sector posted earnings improvements; many had significant positive earnings surprises. Improved oil prices early in the year gave energy service customers - diversified energy companies such as British Petroleum, Shell and Exxon - increased confidence and higher levels of free cash flow. These customers stepped up their drilling activity, which resulted in higher revenues and profits for the energy service sector.
Q. DID YOU FOCUS ON ANY PARTICULAR SEGMENTS OF THE ENERGY SERVICE SECTOR?
A. There were two areas. One was companies with international exposure. When drilling activity picks up internationally, the rigs involved tend to generate more revenue for a company such as Schlumberger than similar activity in the U.S. In addition, I also put about 15% to 20% of the fund's investments into companies that offer deep water drilling technology, such as Sonat Offshore and Reading & Bates. The combination of higher oil prices, increased oil company spending and successful exploration in the North Sea and the Gulf of Mexico increased demand for this specialized technology. There are currently 22 rigs capable of deep water drilling, and demand for rigs increased to 30. As a result, these companies were able to get better prices and lock up contracts for the next two years.
Q. YOU'VE MENTIONED THREE STOCKS THAT HAVE DONE WELL - SCHLUMBERGER, SONAT OFFSHORE AND READING & BATES. WHAT WERE SOME OF THE OTHER SOLID PERFORMERS FOR THE FUND?
A. Similar to Schlumberger, Baker Hughes and Western Atlas benefited from the pick-up in international drilling activity. All three companies also reaped the benefits of demand for the new high-end drilling products they've developed. BJ Services merged with Western Company. During the process, uncertainty over the merger forced both stocks down, at which point I bought more. As the deal went through, both stocks went up and made money for the fund. Camco, a company that sells drill bits and pumps, also saw earnings improvements due to increased drilling activity.
Q. WHICH STOCKS DIDN'T PERFORM AS WELL AS YOU HAD HOPED?
A. McDermott International - a company that supplies power generation equipment and a stock the fund no longer owns - stalled as the big international power projects it's involved in took longer to come to fruition than expected. Sonat, Inc., a gas pipeline company that owns 40% of Sonat Offshore, also stumbled. I bought the stock as another way to gain exposure to Sonat Offshore. During the time the fund owned the stock, I anticipated that investors would come to appreciate what was going on with Sonat Offshore and that Sonat, Inc., would also benefit. Unfortunately, natural gas prices weakened during the first half of the year, and that factor overwhelmed whatever positive influence Sonat Offshore had on investor interest in the stock.
Q. WHAT DO YOU SEE HAPPENING IN THE ENERGY SERVICE SECTOR OVER THE NEXT SIX MONTHS?
A. I expect we could see continued strength in international drilling activity based on improved commodity - oil and gas - prices. In addition, it appears that integrated oil companies such as Exxon will use the extra cash flow they've enjoyed from strength in their chemicals divisions to reinvest in the exploration and production side of their business. If improvements in international activity continue - along with higher projected earnings in 1996 compared to 1995 - there is a potential for ongoing enthusiasm for the sector as an investment, which would push the stocks higher. The risk to this story is in the commodity and in people's perception of the link between oil prices and energy service companies. The Organization of Petroleum Exporting Countries - OPEC - has a meeting coming up in November, and it might increase production to increase its share of worldwide production. That would lead to a drop in oil prices. At the same time, people need oil - demand is growing one million barrels a day per year - and somebody has to find new oil. The companies in this sector help to do so, so demand for their services should be sustained.

FUND FACTS
START DATE: December 16, 1985
TRADING SYMBOL: FSESX
SIZE: as of August 31, 1995, more than
$103 million
MANAGER: Daniel Pickering, since December
1994; manager Fidelity Select Natural Gas
Portfolio, since February 1995; equity analyst since August 1994; joined Fidelity in 1994
(checkmark)
ENERGY SERVICE PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.6%
 SHARES VALUE (NOTE 1)
BUILDING MATERIALS - 2.7%
FLUID VALVE & HOSE FITTINGS - 2.7%
Cooper Cameron Corp. (a)  100,088 $ 2,364,579
COMPUTER SERVICES & SOFTWARE - 1.1%
CAD/CAM/CAE - 1.1%
Landmark Graphics Corp. (a)  38,500  981,750
CONSTRUCTION - 7.7%
HEAVY CONSTRUCTION - 7.7%
McDermott (J. Ray) SA  288,800  6,786,800
ELECTRONIC INSTRUMENTS - 0.8%
LABORATORY ANALYTICAL INSTRUMENTS - 0.8%
Numar Corp. (a)  58,000  714,125
ENERGY SERVICES - 70.6%
DRILLING - 31.1%
Arethusa Offshore Ltd.   108,800  2,284,800
Atwood Oceanics, Inc. (a)  49,200  1,055,494
ENSCO International, Inc. (a)   108,800  1,958,400
Falcon Drilling, Inc. (a)  30,000  345,000
Global Marine, Inc. (a)  110,000  742,500
Marine Drilling Cos., Inc. (a)  177,900  867,263
Nabors Industries, Inc. (a)  322,000  2,978,500
Noble Drilling Corp. (a)  294,250  2,354,000
Reading & Bates Corp. (a)  346,700  4,203,738
Rowan Companies, Inc. (a)  90,000  731,250
Smedvig AS  4,500  81,289
Sonat Offshore Drilling, Inc.   228,300  7,819,275
Transocean Drilling AS (a)  125,400  1,786,826
Wilrig AS (a)  28,100  299,747
  27,508,082
OIL & GAS SERVICES - 39.5%
BJ Services Co. (a)  287,088  7,177,200
Baker Hughes, Inc.   270,700  6,090,750
Canadian Fracmaster Ltd.   40,000  171,137
Dresser Industries, Inc.   21,200  508,800
Energy Ventures, Inc. (a)  59,000  1,180,000
Enterra Corp. (a)  20,000  437,500
Global Industries Ltd. (a)  22,100  491,725
Halliburton Co.   100,100  4,241,738
Hornbeck Offshore Services, Inc. (a)  30,000  451,875
Offshore Logistics, Inc. (a)  37,600  517,000
Petroleum Helicopters, Inc. (non-vtg.)  8,300  72,625
Pride Petroleum Services, Inc. (a)  128,400  1,139,550
Schlumberger Ltd.   121,800  7,856,100
Smith International, Inc. (a)  50,000  875,000
Tidewater, Inc.   57,600  1,425,600
Varco International, Inc. (a)  7,400  81,400
Weatherford International, Inc. (a)  176,500  2,316,563
  35,034,563
TOTAL ENERGY SERVICES   62,542,645
OIL & GAS - 5.5%
CRUDE PETROLEUM & GAS - 2.1%
Canada Occidental Petroleum Ltd.   10,000  312,512
Chesapeake Energy Corp. (a)  35,600  907,800
Unit Corp. (a)  172,100  623,863
  1,844,175
OIL & GAS EXPLORATION - 0.8%
Petroleum Geo-Services AS ADR  30,000  768,750
OIL FIELD EQUIPMENT - 2.6%
Camco International, Inc.   100,700  2,290,925
TOTAL OIL & GAS   4,903,850

 SHARES VALUE (NOTE 1)
SERVICES - 9.2%
SURVEYING SERVICES - 9.2%
Western Atlas, Inc. (a)  179,500 $ 8,144,813
TOTAL COMMON STOCKS
 (Cost $76,984,477)   86,438,562
CONVERTIBLE PREFERRED STOCKS - 1.4%
CONSTRUCTION - 1.4%
HEAVY CONSTRUCTION - 1.4%
McDermott (J. Ray) SA Series B $2.25
 (Cost $1,523,148)  25,100  1,242,450
NONCONVERTIBLE BONDS - 1.0%
 PRINCIPAL
 AMOUNT
ENERGY SERVICES - 1.0%
OIL & GAS SERVICES - 1.0%
Tuboscope Vetco International, Inc.
 gtd. 10 3/4%, 4/15/03
 (Cost $900,000)  $ 900,000  906,750
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $79,407,625)  $ 88,587,762
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $222,650,457 and $214,926,153, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $239,485 for the period (see Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $8,961,000 and $2,528,844, respectively. The weighted average interest rate paid was 6.3% (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   84.5%
Panama    9.1
Norway   5.9
Others (individually less than 1%)   0.5
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $79,942,475. Net unrealized appreciation aggregated $8,645,287, of which $10,010,066 related to appreciated investment securities and $1,364,779 related to depreciated investment securities.
The fund has elected to defer to its fiscal year ending February 28, 1996 $1,641,000 of losses recognized during the period November 1,1994 to February 28, 1995.
ENERGY SERVICE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value                                                                                  $ 88,587,762
(cost $79,407,625) - See accompanying schedule

Cash                                                                                                                 79

Receivable for investments sold                                                                                      5,988,633

Receivable for fund shares sold                                                                                      12,030,875

Dividends receivable                                                                                                 84,500

Interest receivable                                                                                                  36,281

Redemption fees receivable                                                                                           620

Prepaid expenses                                                                                                     31,413

 TOTAL ASSETS                                                                                                        106,760,163

LIABILITIES

Payable for investments purchased                                                                      $ 71,812

Payable for fund shares redeemed                                                                        2,995,946

Accrued management fee                                                                                  55,178

Notes payable                                                                                           171,000

Other payables and accrued expenses                                                                     126,514

 TOTAL LIABILITIES                                                                                                   3,420,450

NET ASSETS                                                                                                          $ 103,339,713

Net Assets consist of:

Paid in capital                                                                                                     $ 81,414,457

Undistributed net investment income                                                                                  1,013,286

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  11,731,833

Net unrealized appreciation (depreciation) on investments                                                            9,180,137

NET ASSETS, for 7,126,098                                                                                           $ 103,339,713
shares outstanding

NET ASSET VALUE and redemption price per share ($103,339,713 (divided by) 7,126,098 shares)                          $14.50

Maximum offering price per share (100/97.00 of $14.50)                                                               $14.95


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                              $ 1,332,767
Dividends

Interest (including income on securities loaned of $7,429)                                      812,352

 TOTAL INCOME                                                                                   2,145,119

EXPENSES

Management fee                                                                   $ 501,026

Transfer agent                                                                    669,690
Fees

 Redemption fees                                                                  (182,848
                                                                                 )

Accounting and security lending fees                                              81,765

Non-interested trustees' compensation                                             325

Custodian fees and expenses                                                       16,393

Registration fees                                                                 31,413

Audit                                                                             11,056

Legal                                                                             220

Interest                                                                          14,224

Miscellaneous                                                                     1,153

 Total expenses before reductions                                                 1,144,417

 Expense reductions                                                               (12,584       1,131,833
                                                                                 )

NET INVESTMENT INCOME                                                                           1,013,286

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            14,538,797

 Foreign currency transactions                                                    (164          14,538,633
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                   10,461,348

NET GAIN (LOSS)                                                                                 24,999,981

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 26,013,267

OTHER INFORMATION                                                                               $697,191
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                                $2,469
 by FDC

 Exchange fees withheld by FSC                                                                  $154,568


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                          $ 1,013,286     $ 114,673
Net investment income

 Net realized gain (loss)                                                                            14,538,633      274,562

 Change in net unrealized appreciation (depreciation)                                                10,461,348      74,964

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     26,013,267      464,199

Distributions to shareholders                                                                        -               (50,886
From net investment income                                                                                          )

 In excess of net investment income                                                                 -               (42,014
                                                                                                                    )

 From net realized gain                                                                             -               (1,312,181
                                                                                                                    )

 In excess of net realized gain                                                                      -               (498,798
                                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                                 -               (1,903,879
                                                                                                                    )

Share transactions                                                                                   373,264,046     244,302,548
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       -               1,876,010

 Cost of shares redeemed                                                                             (360,084,596    (222,407,429
                                                                                                    )               )

 Paid in capital portion of redemption fees                                                         352,550         606,169

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             13,532,000      24,377,298

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            39,545,267      22,937,618

NET ASSETS

 Beginning of period                                                                                 63,794,446      40,856,828

 End of period (including undistributed net investment income of $1,013,286 and $66,450, respectively)$103,339,713  $ 63,794,446

OTHER INFORMATION
Shares

 Sold                                                                                                28,756,143      20,716,490

 Issued in reinvestment of distributions                                                             -               177,460

 Redeemed                                                                                            (26,960,385     (19,068,782
                                                                                                    )               )

 Net increase (decrease)                                                                             1,795,758       1,825,168



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                         $ 11.97     $ 11.66    $ 11.01    $ 9.43     $ 12.51     $ 12.19

Income from Investment Operations

 Net investment income (loss)                               .08         .02        .03        .01        (.12)       -

 Net realized and unrealized gain (loss)                    2.42        .67        .51        1.47       (3.11)      .15

 Total from investment operations                           2.50        .69        .54        1.48       (3.23)      .15

Less Distributions                                          -           (.01)      (.05)      -          -           (.02)
From net investment income

 In excess of net investment income                         -           (.01)      -          -          -           -

 From net realized gain                                     -           (.35)      -          -          -           -

 In excess of net realized gain                             -           (.13)      -          -          -           -

 Total distributions                                        -           (.50)      (.05)      -          -           (.02)

Redemption fees added to paid in capital                    .03         .12        .16        .10        .15         .19

Net asset value, end of period                              $ 14.50     $ 11.97    $ 11.66    $ 11.01    $ 9.43      $ 12.51

TOTAL RETURN B, C                                           21.14%      7.60%      6.36%      16.76%     (24.62)%    2.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                     $ 103,340   $ 63,794   $ 40,857   $ 85,234   $ 41,322    $ 73,398

Ratio of expenses to average net assets                     1.38% A     1.79%      1.65%      1.76% A    2.07%       1.82%

Ratio of expenses to average net assets before              1.39% A     1.81%      1.66%      1.76% A    2.07%       1.82%
expense reductions

Ratio of net investment income (loss) to average net        1.23% A     .19%       .23%       .13% A     (1.13)%     (.02)%
assets

Portfolio turnover rate                                     335% A      209%       137%       236% A     89%         62%

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND
 FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT
INCOME
(LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.


NATURAL GAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   LIFE OF
AUGUST 31, 1995           MONTHS   YEAR     FUND

NATURAL GAS               12.37%   7.14%    2.59%

NATURAL GAS
(INCL. 3% SALES CHARGE)   9.00%    3.92%    -0.49%

S&P 500                   16.81%   21.45%   34.91%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on April 21, 1993. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   LIFE OF
AUGUST 31, 1995           YEAR     FUND

NATURAL GAS               7.14%    1.09%

NATURAL GAS
(INCL. 3% SALES CHARGE)   3.92%    -0.21%

S&P 500                   21.45%   13.50%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
             Fidelity SeleStandard &
    04/21/93      9700.00   10000.00
    04/30/93      9515.70    9893.80
    05/31/93      9670.90   10158.96
    06/30/93      9952.20   10188.42
    07/31/93      9913.40   10147.66
    08/31/93     10767.00   10532.26
    09/30/93     10582.70   10451.16
    10/31/93     10010.40   10667.50
    11/30/93      9156.80   10566.16
    12/31/93      9209.91   10694.01
    01/31/94      9672.37   11057.61
    02/28/94      9327.98   10757.95
    03/31/94      8993.44   10288.90
    04/30/94      9692.05   10420.60
    05/31/94      9613.33   10591.50
    06/30/94      9662.53   10332.00
    07/31/94      9603.49   10670.89
    08/31/94      9288.63   11108.40
    09/30/94      9229.59   10836.24
    10/31/94      9554.30   11080.06
    11/30/94      8717.93   10676.52
    12/31/94      8580.06   10834.86
    01/31/95      8313.78   11115.81
    02/28/95      8856.20   11548.99
    03/31/95      9378.89   11889.80
    04/30/95      9536.79   12239.95
    05/31/95      9902.07   12729.18
    06/30/95      9665.13   13024.88
    07/31/95      9665.13   13456.79
    08/31/95      9951.43   13490.56

Let's say you invested $10,000 in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would be valued at $9,951 - a -0.49% decrease. That compares to $10,000 invested in the S&P 500, which would have grown to $13,491 over the same period - a 34.91% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                   % OF FUND'S
                                   INVESTMENTS

Anadarko Petroleum Corp.           8.0

Chesapeake Energy Corp.            5.4

Burlington Resources, Inc.         4.6

Enron Corp.                        3.3

Pacific Enterprises                3.2

Panhandle Eastern Corp.            3.2

Vastar Resources, Inc.             3.1

Global Natural Resources, Inc.     2.8

Louisiana Land & Exploration Co.   2.6

TransTexas Gas Corp.               2.3

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 16.6
Row: 1, Col: 2, Value: 3.3
Row: 1, Col: 3, Value: 9.5
Row: 1, Col: 4, Value: 10.1
Row: 1, Col: 5, Value: 13.1
Row: 1, Col: 6, Value: 47.4
Crude Petroleum & Gas 47.4%
Gas Distribution 13.1%
Gas Transmission 10.1%
Gas Transmission &
Distribution 9.5%
Oil & Gas Exploration 3.3%
All Others 16.6%*

* INCLUDES SHORT-TERM INVESTMENTS
NATURAL GAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Daniel Pickering,
Portfolio Manager
of Fidelity Select
Natural Gas Portfolio
Q. DAN, HOW HAS THE FUND PERFORMED?
A. For the six months ended August 31, 1995, the fund had a total return of 12.37%. During the same period, the Standard & Poor's Composite Index of 500 Stocks returned 16.81%. For the 12 months ended August 31, 1995, the fund rose 7.14%, while the S&P 500 was up 21.45%.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. Even though the fund trailed the broad market, I thought it performed well given the fact that the price of natural gas was low. When the commodity price is low, natural gas stocks generally suffer. And, except for a seasonal pick-up in prices toward the end of the period, natural gas prices generally decreased during most of the first eight months of 1995. The two factors that helped the fund overcome this price pressure were a concentration on gas pipeline and distribution companies and a focus on small exploration and production (E&P) companies that were showing strong production growth.
Q. WHY DID NATURAL GAS PRICES FALL DURING MOST OF THE PERIOD?
A. Because of oversupply. First of all, we had a warm winter, leading to a build-up in natural gas inventories. At the same time, drilling activity has been strong. The added supply from this activity, added to excess inventory, depressed prices. Prices picked back up a bit in March and April due to cooler weather, which increased demand and worked off some of the inventory. But prices stalled in the May-June-July timeframe because supply from rigs was still strong. Looking toward the winter, it appears prices could rebound because inventories need to be built back up.
Q. WHY DID THE FUND BENEFIT FROM HOLDING PIPELINE AND DISTRIBUTION STOCKS, AS WELL AS SMALL E&P COMPANIES SHOWING STRONG PRODUCTION GROWTH?
A. The pipeline and distribution stocks did well because their prices are strongly affected by interest rates. The interest rate environment has been positive for these stocks, because rates have fallen. As far as the small E&P companies are concerned, strong production growth can help to generate better financial results and stock prices, even when commodity prices are weak. At the same time, if one of these companies doesn't meet investors' production expectations, its stock can suffer. I try to mitigate this company risk by diversifying my investments in several of these opportunities. While these stocks may not have been among the top contributors for the period individually, in aggregate they helped. And several have been in the fund's top 10 investments, including Chesapeake Energy, Global Natural Resources and TransTexas Gas.
Q. WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE?
A. Columbia Gas was one. This pipeline company is coming out of bankruptcy, and its stock has done well as the uncertainties related to that process are resolved. Anadarko, a large E&P company and the fund's largest investment, performed well because of production prospects in Algeria and the Gulf of Mexico. Vastar, an E&P company spun out from Atlantic Richfield, has the fifth largest acreage position in the Gulf of Mexico and has strong production growth.
Q. AND WHICH INVESTMENTS DIDN'T WORK OUT AS WELL AS YOU HAD HOPED?
A. Tejas Power, a gas storage company, suffered because several high-profile projects are coming on slower than expected. Ampolex fell because there is a court challenge concerning the value of some convertible bonds the company issued previously; some holders of those notes contend they should receive more shares of stock from the conversion than the company is offering. As a result, investors are unsure of the value of their equity holdings. Tarragon and Inverness are two Canadian E&P stocks that haven't performed well because export capacity to the U.S. is limited and Canadian prices have fallen dramatically.
Q. WHAT'S YOUR OUTLOOK?
A. I continue to be concerned about the long-term supply and demand scenario. Demand is steady, but supply is growing stronger; it's become easier and cheaper to find gas. Therefore, I'm not optimistic about gas prices over the next few years. As a result, I'll continue to look for companies that are increasing production, because they'll be more immune from the effects of price. I also intend to focus on gas pipeline stocks because the interest rate backdrop looks favorable for the near future.

FUND FACTS
START DATE: April 21, 1993
TRADING SYMBOL: FSNGX
SIZE: as of August 31, 1995, more than
$62 million
MANAGER: Daniel Pickering, since February
1995; manager, Fidelity Select Energy Service
Portfolio, since December 1994; equity
analyst, energy service and hotel industries, since 1994; joined Fidelity in August 1994
(checkmark)
NATURAL GAS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.4%
 SHARES VALUE (NOTE 1)
COAL - 1.6%
Eastern Enterprises Co.   34,400 $ 1,053,500
COMPUTER SERVICES & SOFTWARE - 0.8%
CAD/CAM/CAE - 0.8%
Landmark Graphics Corp. (a)  20,000  510,000
ENERGY SERVICES - 1.3%
DRILLING - 0.1%
Wilrig AS (a)  4,100  43,731
OIL & GAS SERVICES - 1.2%
Schlumberger Ltd.   12,300  793,350
TOTAL ENERGY SERVICES   837,081
GAS - 33.9%
GAS & OTHER SERVICES - 1.2%
UGI Corp.   34,368  734,616
GAS DISTRIBUTION - 13.1%
Aquila Gas Pipeline Corp.   94,000  904,750
Brooklyn Union Gas Co. (The)  20,000  502,500
Indiana Energy, Inc.   10,000  207,500
K N Energy, Inc.   34,400  898,700
MCN Corp.   30,000  558,750
NICOR, Inc.   20,000  512,500
National Fuel Gas Co.   10,000  281,250
Northwest Natural Gas Co.   9,000  279,000
Pacific Enterprises  85,100  2,042,400
Piedmont Natural Gas, Inc.   36,462  742,913
Public Service Co. of
 North Carolina, Inc.   10,282  156,801
WICOR, Inc.   10,000  293,750
Washington Gas Light Co.   50,000  956,250
  8,337,064
GAS TRANSMISSION - 10.1%
Enron Corp.   62,410  2,098,536
ONEOK, Inc.   24,700  540,313
Panhandle Eastern Corp.   81,550  2,038,750
Tejas Power Corp. (a)  71,000  639,000
Williams Companies, Inc.   31,400  1,150,025
  6,466,624
GAS TRANSMISSION & DISTRIBUTION - 9.5%
Bay State Gas Co.   10,000  235,000
Columbia Gas System, Inc. (The) (a)  34,695  1,222,999
Consolidated Natural Gas Co.   25,000  965,625
El Paso Natural Gas Co.   11,400  320,625
Equitable Resources, Inc.   20,000  557,500
Questar Corp.   42,740  1,303,570
South Jersey Industries, Inc.   5,000  99,375
Southern Union Company  10,000  175,000
Tejas Gas Corp. (a)  19,670  978,583
Yankee Energy System, Inc.   10,000  208,750
  6,067,027
TOTAL GAS   21,605,331
OIL & GAS - 52.4%
CRUDE PETROLEUM & GAS - 46.9%
American Exploration Co. (a)  12,000  138,000
Anadarko Petroleum Corp.   107,075  5,112,831
Apache Corp.   3,225  93,928

 SHARES VALUE (NOTE 1)

Barrett Resources Corp. (a)  23,700 $ 509,550
Belden & Blake Corp.   30,000  487,500
Berry Petroleum Co. Class A (a)  36,600  356,850
Burlington Resources, Inc.   71,657  2,911,066
Canada Occidental Petroleum Ltd.   40,400  1,262,547
Chesapeake Energy Corp. (a)  136,200  3,473,100
Devon Energy Corp. (a)  18,100  382,363
Enron Oil & Gas Co.   43,900  1,020,675
Flores & Rucks, Inc. (a)  77,200  849,200
Fortune Petroleum Corp.   85,000  286,875
Global Natural Resources, Inc. (a)  165,500  1,799,813
Inverness Petroleum Ltd. (a)  32,000  154,768
NGC Corp.   17,805  169,148
Newfield Exploration Co. (a)  26,350  767,444
Noble Affiliates, Inc.   41,950  1,158,869
Northstar Energy Corp. (a)  47,800  404,573
Pancanadian Petroleum Ltd.   20,000  710,592
Pinnacle Resources Ltd. (a)  22,900  257,720
Renaissance Energy Ltd. (a)  23,000  502,716
Swift Energy Co.   40,000  360,000
Tarragon Oil & Gas Ltd. (a)  40,500  354,087
Texas Meridian Resources Corp.   60,000  660,000
Total SA sponsored ADR  12,470  370,983
TransTexas Gas Corp.   83,800  1,487,450
Triton Energy Corp.   9,900  524,700
Unit Corp. (a)  30,000  108,750
United Meridian Corp. (a)  30,000  536,250
Vastar Resources, Inc.   63,500  1,984,375
Vintage Petroleum, Inc.   30,100  602,000
Wascana Energy, Inc. (a)  15,000  129,748
  29,928,471
OIL & GAS EXPLORATION - 3.3%
Ampolex Ltd. Ord.   151,801  359,275
Louisiana Land & Exploration Co.   43,000  1,644,750
Petro-Canada  10,000  98,590
  2,102,615
OIL FIELD EQUIPMENT - 0.5%
Ensign Resource Service Group Ord.   93,300  347,111
PETROLEUM REFINERS - 1.7%
Coastal Corp. (The)  32,900  1,077,475
TOTAL OIL & GAS   33,455,672
SERVICES - 1.4%
SURVEYING SERVICES - 1.4%
Western Atlas, Inc. (a)  19,800  898,425
TOTAL COMMON STOCKS
 (Cost $55,286,570)   58,360,009
NONCONVERTIBLE BONDS - 0.5%
 PRINCIPAL
 AMOUNT
OIL & GAS - 0.5%
CRUDE PETROLEUM & GAS - 0.5%
Mesa Capital Corp. secured
 12 3/4%, 6/30/98 (b)
 (Cost $319,056)  $ 350,000  322,000
REPURCHASE AGREEMENTS - 8.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 5,180,837 $ 5,180,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $60,785,626)  $ 63,862,009
LEGEND
1. Non-income producing
2. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $21,060,469 and $47,623,093 respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $47,324 for the period
(see Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $1,782,000 and $1,395,000, respectively. The weighted average interest rate paid was 6.5% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $61,095,580. Net unrealized appreciation aggregated $2,766,429, of which $4,377,294 related to appreciated investment securities and $1,610,865 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $2,687,000 which will expire on February 28, 2003.
The fund has elected to defer to its fiscal year ending February 28, 1996 $5,603,000 of losses recognized during the period November 1,1994 to February 28, 1995.
NATURAL GAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $5,180,000) (cost $60,785,626) - See          $ 63,862,009
accompanying schedule

Cash                                                                                                                  37

Receivable for investments sold                                                                                      1,661,881

Receivable for fund shares sold                                                                                       334,454

Dividends receivable                                                                                                  117,024

Interest receivable                                                                                                   7,438

Redemption fees receivable                                                                                            159

Other receivables                                                                                                     230

Prepaid expenses                                                                                                      9,838

 TOTAL ASSETS                                                                                                         65,993,070

LIABILITIES

Payable for investments purchased                                                                      $ 2,146,188

Payable for fund shares redeemed                                                                        850,333

Accrued management fee                                                                                  32,327

Other payables and accrued expenses                                                                     78,207

 TOTAL LIABILITIES                                                                                                    3,107,055

NET ASSETS                                                                                                           $ 62,886,015

Net Assets consist of:

Paid in capital                                                                                                     $ 64,556,427

Undistributed net investment income                                                                                 162,794

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (4,909,572
                                                                                                                     )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies            3,076,366

NET ASSETS, for 6,239,225                                                                                            $ 62,886,015
shares outstanding

NET ASSET VALUE and redemption price per share ($62,886,015 (divided by) 6,239,225 shares)                            $10.08

Maximum offering price per share (100/97.00 of $10.08)                                                                $10.39


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 667,593
Dividends

Interest                                                                         104,490

 TOTAL INCOME                                                                    772,083

EXPENSES

Management fee                                                     $ 228,563

Transfer agent                                                      332,420
Fees

 Redemption fees                                                    (47,985
                                                                   )

Accounting fees and expenses                                        37,404

Non-interested trustees' compensation                               374

Custodian fees and expenses                                         10,418

Registration fees                                                   9,838

Audit                                                               12,480

Legal                                                               306

Interest                                                            1,504

Miscellaneous                                                       598

 Total expenses before reductions                                   585,920

 Expense reductions                                                 (3,303       582,617
                                                                   )

NET INVESTMENT INCOME                                                            189,466

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              4,115,606

 Foreign currency transactions                                      (19          4,115,587
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              4,746,911

 Assets and liabilities in foreign currencies                       (17          4,746,894
                                                                   )

NET GAIN (LOSS)                                                                  8,862,481

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 9,051,947

OTHER INFORMATION                                                                $134,504
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                 $3,979
 by FDC

 Exchange fees withheld by FSC                                                   $27,563


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)



Operations                                                                                              $ 189,466      $ 233,355

Net investment income


 Net realized gain (loss)                                                                                4,115,587      (8,500,543

                                                                                                                       )


 Change in net unrealized appreciation (depreciation)                                                    4,746,894      3,240,598


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         9,051,947      (5,026,590

                                                                                                                       )


Distributions to shareholders from net investment income                                                 (84,840        (174,881

                                                                                                        )              )


Share transactions                                                                                       31,952,927     105,674,129

Net proceeds from sales of shares


 Reinvestment of distributions                                                                           81,459         162,769


 Cost of shares redeemed                                                                                 (58,034,344    (83,945,454

                                                                                                        )              )


 Paid in capital portion of redemption fees                                                              25,043         130,955


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                 (25,974,915    22,022,399

                                                                                                        )


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                (17,007,808    16,820,928

                                                                                                        )


NET ASSETS


 Beginning of period                                                                                     79,893,823     63,072,895


 End of period (including undistributed net investment income of $162,794 and $58,168, respectively)    $ 62,886,015   $ 79,893,823


OTHER INFORMATION

Shares


 Sold                                                                                                    3,334,514      11,247,429


 Issued in reinvestment of distributions                                                                 8,521          18,602


 Redeemed                                                                                                (5,997,467     (9,026,223

                                                                                                        )              )


 Net increase (decrease)                                                                                 (2,654,432)    2,239,808




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEAR ENDED     APRIL 21, 1993
                            ENDED             FEBRUARY 28,   (COMMENCEMENT
                            AUGUST 31, 1995                  OF
                                                             OPERATIONS) TO

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           FEBRUARY 28, 1994

Net asset value, beginning of period                                 $ 8.98     $ 9.48     $ 10.00

Income from Investment Operations

 Net investment income                                                .02        .03        .02

 Net realized and unrealized gain (loss)                              1.09       (.53)      (.46)

 Total from investment operations                                     1.11       (.50)      (.44)

Less Distributions                                                    (.01)      (.02)      -
From net investment income

 From net realized gain                                               -          -          (.07)

 In excess of net realized gain                                       -          -          (.06)

 Total distributions                                                  (.01)      (.02)      (.13)

Redemption fees added to paid in capital                              -          .02        .05

Net asset value, end of period                                       $ 10.08    $ 8.98     $ 9.48

TOTAL RETURN B, C                                                     12.37%     (5.06)%    (3.84)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                              $ 62,886   $ 79,894   $ 63,073

Ratio of expenses to average net assets                               1.55% A    1.66%      1.93% A

Ratio of expenses to average net assets before expense reductions     1.55% A    1.70%      1.94% A

Ratio of net investment income to average net assets                  .50% A     .30%       .17% A

Portfolio turnover rate                                               59% A      177%       44% A





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


PRECIOUS METALS AND MINERALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 6   PAST 1   PAST 5    PAST 10
AUGUST  31, 1995               MONTH    YEAR     YEARS     YEARS
                               S

PRECIOUS METALS AND
MINERALS                       17.16%   -2.97%   48.96%    124.23%

PRECIOUS METALS AND MINERALS
(INCL. 3% SALES CHARGE)        13.64%   -5.89%   44.49%    117.50%

S&P 500                        16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1   PAST 5   PAST 10
AUGUST  31, 1995               YEAR     YEARS    YEARS

PRECIOUS METALS AND MINERALS   -2.97%   8.30%    8.41%

PRECIOUS METALS AND MINERALS
(INCL. 3% SALES CHARGE)        -5.89%   7.64%    8.08%

S&P 500                        21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have a
history of growth in the long run. And, as with all
stock funds, the share price and return of a
fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to experience
rapid growth you may have the potential for
above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
              Select Precious Standard & Poor
     08/31/85         9700.00       10000.00
     09/30/85         9374.21        9687.00
     10/31/85         8533.48       10134.54
     11/30/85         9521.34       10829.77
     12/31/85         8922.32       11353.93
     01/31/86        10813.98       11417.51
     02/28/86        10950.60       12271.54
     03/31/86        10278.01       12956.29
     04/30/86         9742.04       12809.89
     05/31/86         8754.17       13491.37
     06/30/86         8932.83       13719.38
     07/31/86         8816.50       12952.46
     08/31/86        10496.85       13913.54
     09/30/86        11868.78       12762.89
     10/31/86        10826.54       13499.31
     11/30/86        11943.23       13827.34
     12/31/86        11858.14       13474.74
     01/31/87        13283.25       15289.79
     02/28/87        14219.14       15893.74
     03/31/87        18281.75       16353.07
     04/30/87        19547.33       16207.52
     05/31/87        17803.17       16348.53
     06/30/87        17547.93       17174.13
     07/31/87        21121.32       18044.86
     08/31/87        20568.30       18717.93
     09/30/87        21206.40       18308.01
     10/31/87        15357.10       14364.46
     11/30/87        17292.68       13180.83
     12/31/87        16305.91       14183.89
     01/31/88        13441.07       14781.03
     02/29/88        13462.61       15469.83
     03/31/88        14582.70       14991.81
     04/30/88        14098.05       15158.22
     05/31/88        14173.44       15290.10
     06/30/88        13656.47       15991.91
     07/31/88        13742.63       15931.15
     08/31/88        12924.11       15389.49
     09/30/88        12051.73       16045.08
     10/31/88        12493.30       16491.13
     11/30/88        12956.42       16255.31
     12/31/88        12415.34       16539.78
     01/31/89        12931.71       17750.49
     02/28/89        13347.05       17308.50
     03/31/89        13347.05       17711.79
     04/30/89        12740.88       18631.03
     05/31/89        12134.70       19385.59
     06/30/89        13088.87       19275.09
     07/31/89        13448.08       21015.63
     08/31/89        13717.49       21427.54
     09/30/89        14200.18       21339.68
     10/31/89        14188.96       20844.60
     11/30/89        15996.25       21269.83
     12/31/89        16408.43       21780.31
     01/31/90        17715.19       20318.85
     02/28/90        16192.53       20580.96
     03/31/90        15488.01       21126.36
     04/30/90        13897.17       20598.20
     05/31/90        14692.59       22606.52
     06/30/90        13624.45       22452.80
     07/31/90        14453.96       22380.95
     08/31/90        14601.68       20357.71
     09/30/90        14272.15       19366.29
     10/31/90        12669.94       19283.02
     11/30/90        12442.68       20528.70
     12/31/90        12950.59       21101.45
     01/31/91        11544.92       22021.47
     02/28/91        12581.89       23596.01
     03/31/91        12339.93       24167.03
     04/30/91        12305.37       24225.03
     05/31/91        12996.68       25271.56
     06/30/91        13849.30       24114.12
     07/31/91        13849.30       25237.84
     08/31/91        12397.54       25835.97
     09/30/91        12651.03       25404.51
     10/31/91        13503.64       25744.93
     11/30/91        13929.95       24707.41
     12/31/91        13149.71       27533.94
     01/31/92        13428.75       27021.81
     02/29/92        12731.15       27373.09
     03/31/92        12231.21       26839.32
     04/30/92        11510.36       27628.39
     05/31/92        12266.09       27763.77
     06/30/92        12335.29       27350.09
     07/31/92        12498.37       28468.71
     08/31/92        11939.26       27885.10
     09/30/92        11450.04       28214.15
     10/31/92        10716.21       28312.90
     11/30/92        10087.22       29278.37
     12/31/92        10274.40       29638.49
     01/31/93        10523.26       29887.45
     02/28/93        11684.61       30293.92
     03/31/93        13272.58       30933.12
     04/30/93        15417.52       30184.54
     05/31/93        17455.81       30993.49
     06/30/93        17740.22       31083.37
     07/31/93        20051.07       30959.04
     08/31/93        18036.48       32132.38
     09/30/93        16614.42       31884.96
     10/31/93        18972.67       32544.98
     11/30/93        18937.12       32235.80
     12/31/93        21743.10       32625.86
     01/31/94        20843.63       33735.14
     02/28/94        19932.17       32820.92
     03/31/94        19728.29       31389.92
     04/30/94        19729.09       31791.71
     05/31/94        19765.09       32313.10
     06/30/94        20161.11       31521.43
     07/31/94        20929.15       32555.33
     08/31/94        22417.23       33890.10
     09/30/94        24133.33       33059.79
     10/31/94        23197.28       33803.64
     11/30/94        20713.14       32572.51
     12/31/94        21495.01       33055.56
     01/31/95        17750.41       33912.69
     02/28/95        18564.98       35234.27
     03/31/95        20449.44       36274.03
     04/30/95        20619.65       37342.30
     05/31/95        20364.34       38834.87
     06/30/95        20607.49       39737.01
     07/31/95        21458.54       41054.68
     08/31/95        21750.33       41157.73

Let's say you invested $10,000 in Fidelity Select Precious Metals and Minerals Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $21,750 - a 117.50% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST  31, 1995
                                                % OF FUND'S
                                                INVESTMENTS

Barrick Gold Corp.                              11.2

Western Areas Gold Mining Ltd. Ord.             4.4

Newmont Mining Corp.                            3.9

Anglo American Corp. of South Africa Ltd. ADR   3.8

Western Deep Levels Ltd. ADR                    3.7

De Beers Consolidated Mines Ltd. ADR            3.7

Vaal Reefs Exploration & Mining Co. Ltd. ADR    3.6

Free State Consolidated Gold Mines Ltd. ADR     3.5

Euro-Nevada Mining Corp.                        3.1

Gold Fields South Africa Ltd. sponsored ADR     3.1

TOP INDUSTRIES AS OF AUGUST  31, 1995
Row: 1, Col: 1, Value: 27.8
Row: 1, Col: 2, Value: 5.3
Row: 1, Col: 3, Value: 5.9
Row: 1, Col: 4, Value: 30.4
Row: 1, Col: 5, Value: 30.6
Gold Ores
(South Africa)  30.6.%
Gold Ores (Canada) 30.4%
Gold Ores (U.S.) 5.9%
Gold Ores (Australia) 5.3%
All Others 27.8%*
* INCLUDES SHORT-TERM INVESTMENTS
PRECIOUS METALS AND MINERALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Malcolm MacNaught, Portfolio Manager of Fidelity Select Precious
Metals and Minerals
Portfolio
Q. HOW HAS THE FUND PERFORMED, MALCOLM?
A. For the six months ended August 31, 1995, the fund returned 17.16%. That's a little better than the Standard & Poor's 500 Index which returned 16.81% for the same time period. For the 12 months ended August 31, 1995, the fund returned -2.97% and the S&P 500 returned 21.45%.
Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE?
A. While there's still no inflation out there, retail demand for gold stocks has grown due to inflation fears. Gold stocks can be much more volatile than the underlying bullion both on the upside and the downside. During the past 12 months, the price of gold is down approximately 1%.
Q. WHAT'S YOUR STRATEGY IN THIS KIND OF ENVIRONMENT?
A. The fund has been in a holding pattern for the past twelve months. South African and Australian markets have underperformed the gold index representing most North American companies. The fund is still invested in South African stocks because it's the largest producer of gold in the world. The market there continues to be plagued by labor disruptions - part of the new independence process for South Africans. I expect those problems to lessen eventually and I think we'll see the miners go from a five-and-a-half day mining schedule to a seven-day schedule at a number of mines. If that happens, productivity will improve immensely. In the meantime, 1995 South African production is down 5% to 7% and investors remain cautious in the face of these unpredictable labor problems.
Q. WHAT ABOUT THE REST OF THE MARKET?
A. Jewelry demand in developing countries is up so far in 1995. There's particularly strong demand from India, Southeast Asia and a number of Middle Eastern countries. This has offset heavy selling of gold by several central banks.
Q. THE FUND'S TOP HOLDINGS HAVEN'T CHANGED MUCH DURING THE PAST SIX MONTHS
 . . .
A. That's true. Barrick Gold was still the fund's largest holding at the end of August. During the past six months it's had outstanding exploration successes both in Nevada and Chile. I think Barrick has the potential to grow production from three million ounces of production this year to something over four million ounces in the next two to three years. In this environment, that's great news. I also increased the fund's holdings in Western Areas Gold Mining during the period. Western Areas completed a merger with South Deep Exploration and now is the longest life mine in South Africa. That means, it has reserves that will last longer than anyone else's. Earlier in the year I reduced the fund's holdings in Western Areas because I wasn't in favor of the acquisition. I used the subsequent drop in the price of the stock as a buying opportunity. Agnico-Eagle Mines continues to have outstanding development success at their La Ronde mine in Quebec. It's also in the process of deepening its main shaft and building a new deep shaft elsewhere on its property.
Q. WHAT'S BEEN YOUR BIGGEST DISAPPOINTMENT DURING THE PAST SIX MONTHS?
A. The price of gold. Its been trading between $365 and $400 per ounce and has been unable to break out of that range because of central bank selling and producer forward selling whenever the cash price approaches $400 per ounce. I also don't see any reason why it should during the next few months if economic factors remain the way they were at the end of August. The good news is that South African production is in a long-term decline and the former Soviet states will be fortunate to hold production flat.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. With the improbability of gold breaking much above $400 per ounce, the next few months could be tough. The only strategy that makes sense is to search for the best companies with growing reserves, production and earnings. When the market for gold improves, the fund will be well positioned in quality companies - the ones I expect to perform best over time. However, this is a highly specialized sector of the market which depends on perceived inflation and foreign buying of gold. Shareholders should understand that gold and precious metals are very volatile and anything can happen.

FUND FACTS
START DATE: July 14, 1981
TRADING SYMBOL: FDPMX
SIZE: as of August 31, 1995, more than
$372 million
MANAGER: Malcolm MacNaught, since 1981;
manager, Fidelity Select American Gold Portfolio,
1985-1995; Fidelity Advisor Global Resources
Fund, since 1988; joined Fidelity in 1968
(checkmark)
PRECIOUS METALS AND MINERALS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.5%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 8.5%
METALS & MINING - 0.9%
METAL MINING SERVICES - 0.9%
Acacia Resources Ltd. (a)   1,800,000 $ 3,448,692
PRECIOUS METALS - 7.6%
GOLD & SILVER ORES - 2.3%
Golden Shamrock Mines Ltd. (a)  1,000,000  691,240
North Flindes  540,000  3,042,970
Plutonic Resources Ltd.   1,074,900  5,007,282
  8,741,492
GOLD ORES - 5.3%
Aurora Gold Ltd. (a)   500,000  563,515
Gold Mines of Kalgoorlie Ltd.   3,900,000  3,340,506
Goldfields Ltd. (a)   125,860  313,955
Great Central Mines NL
 sponsored ADR (a)  100,000  656,250
Great Central Mines NL (a)  2,089,500  4,552,853
Poseidon Gold Ltd.   3,884,800  7,559,821
Ranger Minerals NL (a)  100,000  232,167
Resolute Samantha Ltd.   450,000  1,007,559
St. Barbara Mines Ltd.   2,500,000  1,803,250
  20,029,876
TOTAL PRECIOUS METALS   28,771,368
TOTAL AUSTRALIA   32,220,060
CANADA - 31.1%
HOLDING COMPANIES - 0.3%
HOLDING COMPANY OFFICES - 0.3%
Bolivar Goldfields Ltd. (a)    807,200  960,988
METALS & MINING - 0.3%
METAL MINING - 0.3%
Dayton Mining Corp.    255,000  1,067,282
PRECIOUS METALS - 30.5%
GOLD & SILVER ORES - 0.1%
Greenstone Resources Ltd.    200,000  550,616
GOLD ORES - 30.4%
Agnico Eagle Mines Ltd.    851,100  11,557,402
Barrick Gold Corp.    1,700,000  42,849,435
Cambior, Inc.    391,000  4,218,534
Echo Bay Mines Ltd.    400,000  4,166,820
Euro-Nevada Mining Corp.    310,000  11,994,495
Franco Nevada Mining Corp.    140,000  9,023,773
Golden Star Resources
 Ltd. Canada (a)   347,600  2,004,463
Kinross Gold Corp. (a)    1,200,000  9,821,796
Orvana Minerals Corp. (a)    950,000  3,357,642
Pegasus Gold, Inc. (a)    427,900  5,293,230
Placer Dome, Inc.    170,000  4,411,437
Prime Resources Group, Inc. (a)    796,956  6,374,700
TVI Pacific, Inc. (a)    639,300  689,747
  115,763,474
TOTAL PRECIOUS METALS   116,314,090
TOTAL CANADA   118,342,360

 SHARES VALUE (NOTE 1)
GHANA - 2.3%
PRECIOUS METALS - 2.3%
GOLD ORES - 2.3%
Ashanti Goldfields Ltd. GDR  422,800 $ 8,709,680
SOUTH AFRICA - 42.5%
CREDIT & OTHER FINANCE - 0.9%
FINANCIAL SERVICES - 0.9%
Genbel Investments Ltd. Ord.    1,400,000  3,331,048
HOLDING COMPANIES - 1.2%
HOLDING COMPANY OFFICES - 1.2%
Beatrix Mines Ltd. ADR   380,300  3,327,625
Gencor Ltd. (Reg.)   319,500  1,201,457
  4,529,082
METALS & MINING - 8.4%
MISCELLANEOUS NONMETAL MINERALS - 3.7%
De Beers Consolidated Mines
 Ltd. ADR   548,300  14,084,456
MISCELLANEOUS METAL ORES - 4.7%
Impala Platinum Holdings Ltd.:
 ADR (a)   300,000  7,500,000
 Ord.    104,700  2,662,957
Rustenberg Platinum Holding
 Ltd. ADR   346,558  7,710,916
  17,873,873
TOTAL METALS & MINING   31,958,329
PRECIOUS METALS - 32.0%
GOLD & SILVER ORES - 1.4%
Southvaal Holdings Ltd. ADR   194,800  5,503,100
GOLD ORES - 30.6%
Anglo American Corp. of
 South Africa Ltd. ADR   270,000  14,411,250
Driefontein Consolidated Ltd.:
 ADR   707,500  10,435,625
 Ord.    20,700  306,551
Free State Consolidated Gold Mines
 Ltd. ADR   1,147,800  13,343,175
Gold Fields of South Africa Ltd.    20,000  552,441
Gold Fields of South Africa Ltd.
 sponsored ADR   431,200  11,750,200
Kloof Gold Mining Co. Ltd.
 sponsored ADR   930,000  10,578,750
Middle Witwatersrand West Area  600,000  1,722,960
Randfontein Estates Gold Mining Co.
 Ltd. ADR (a)   890,700  5,678,213
Vaal Reefs Exploration & Mining Co.
 Ltd. ADR    1,947,900  13,757,044
Western Areas Gold Mining Ltd. Ord.  1,070,000  16,753,044
Western Deep Levels Ltd.:
 ADR   415,000  14,213,720
 Ord.    37,000  1,274,990
Winkelhaak Mines Ltd. ADR   245,700  1,842,750
  116,620,713
TOTAL PRECIOUS METALS   122,123,813
TOTAL SOUTH AFRICA   161,942,272
COMMON  STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED STATES OF AMERICA - 10.1%
METALS & MINING - 2.6%
MISCELLANEOUS METAL ORES - 2.6%
Stillwater Mining Co. (b)   250,000 $ 5,468,750
Stillwater Mining Co. (a)    200,000  4,375,000
   9,843,750
PRECIOUS METALS - 5.2%
GOLD ORES - 5.2%
Amax Gold, Inc. (a)    400,000  2,600,000
Hecla Mining Co. (a)    130,000  1,495,000
Newmont Mining Corp.    345,000  15,007,500
Santa Fe Pacific Gold Corp.    75,000  909,375
   20,011,875
SECURITIES INDUSTRY - 2.3%
INVESTMENT MANAGERS - 2.3%
Pioneer Group, Inc.    310,000  8,835,000
TOTAL UNITED STATES OF AMERICA   38,690,625
TOTAL COMMON STOCKS
 (Cost $319,585,605)   359,904,997
CONVERTIBLE PREFERRED STOCKS - 0.7%
UNITED STATES OF AMERICA - 0.7%
PRECIOUS METALS - 0.7%
GOLD ORES - 0.7%
Newmont Mining Corp. depositary shares
 representing 1/2 share, $1.375 (b)
 (Cost $3,015,897)  46,000  2,794,500
BULLION - 0.0%
 TROY OUNCES

Gold Bullion (a)  263  100,421
Silver Bullion (5,000 oz Bar) (a)  6,013  32,108
TOTAL BULLION
 (Cost $129,751)   132,529
REPURCHASE AGREEMENTS - 4.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account, at 5.82% dated
 8/31/95 due 9/1/95  $ 18,135,932  18,133,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $340,864,253)  $ 380,965,026
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,263,250 or 2.2% of net assets.
OTHER INFORMATION
Purchases and sales of investments, other than short-term securities, aggregated $47,184,782 and $87,737,785, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $93,044 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $4,971,000 and $3,405,818, respectively. The weighted average interest rate paid was 6.6% (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
South Africa   42.5%
Canada   31.1
United States   15.6
Australia   8.5
Ghana   2.3
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $341,793,909. Net unrealized appreciation aggregated $39,171,117, of which $69,126,172 related to appreciated investment securities and $29,955,055 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $45,248,000 of which $17,296,000, $6,357,000, $2,070,000,
$8,843,000 and $10,682,000 will expire on February 28, 1997, 1998, 1999,
2000 and 2001, respectively.
PRECIOUS METALS AND MINERALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $18,133,000) (cost $340,864,253) -           $ 380,965,026
See accompanying schedule

Cash                                                                                                                 255

Receivable for investments sold                                                                                      992,130

Receivable for fund shares sold                                                                                      492,094

Dividends receivable                                                                                                 1,144,176

Redemption fees receivable                                                                                           2,691

Prepaid expenses                                                                                                     42,529

 TOTAL ASSETS                                                                                                        383,638,901

LIABILITIES

Payable for investments purchased                                                                     $ 1,008,938

Payable for fund shares redeemed                                                                      9,291,135

Accrued management fee                                                                                195,663

Other payables and                                                                                    376,652
accrued expenses

 TOTAL LIABILITIES                                                                                                   10,872,388

NET ASSETS                                                                                                          $ 372,766,513

Net Assets consist of:

Paid in capital                                                                                                     $ 366,859,470

Undistributed net investment income                                                                                 278,016

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 (34,471,107
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies          40,100,134

NET ASSETS, for 20,842,261 shares outstanding                                                                       $ 372,766,513

NET ASSET VALUE and redemption price per share ($372,766,513 (divided by) 20,842,261 shares)                        $17.89

Maximum offering price per share (100/97.00 of $17.89)                                                              $18.44


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                $ 3,447,134
Dividends

Interest                                                                          738,283

 TOTAL INCOME                                                                     4,185,417

EXPENSES

Management fee                                                     $ 1,232,674

Transfer agent                                                      1,597,521
Fees

 Redemption fees                                                    (162,598
                                                                   )

Accounting fees and expenses                                        201,124

Non-interested trustees' compensation                               2,124

Custodian fees and expenses                                         48,035

Registration fees                                                   42,529

Audit                                                               22,306

Legal                                                               1,650

Interest                                                            6,869

Miscellaneous                                                       3,722

 Total expenses before reductions                                   2,995,956

 Expense reductions                                                 (1,259        2,994,697
                                                                   )

NET INVESTMENT INCOME                                                             1,190,720

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   11,767,634
 realized loss of $12,243 on sale
 of investments in precious metals)

 Foreign currency transactions                                      9,157         11,776,791

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              45,943,424

 Assets and liabilities in foreign currencies                       (621          45,942,803
                                                                   )

NET GAIN (LOSS)                                                                   57,719,594

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 58,910,314

OTHER INFORMATION                                                                 $531,133
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                  $11,084
 by FDC

 Exchange fees withheld by FSC                                                    $119,708


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                          $ 1,190,720     $ 4,315,352
Net investment income

 Net realized gain (loss)                                                                           11,776,791      25,267,179

 Change in net unrealized appreciation (depreciation)                                               45,942,803      (77,536,148
                                                                                                                   )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    58,910,314      (47,953,617
                                                                                                                   )

Distributions to shareholders                                                                       -               (4,315,352
From net investment income                                                                                         )

 In excess of net investment income                                                                 -               (1,235,277
                                                                                                                   )

 TOTAL DISTRIBUTIONS                                                                                -               (5,550,629
                                                                                                                    )

Share transactions                                                                                   366,320,138     934,524,938
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      -               5,435,430

 Cost of shares redeemed                                                                            (418,245,736    (934,775,405
                                                                                                   )               )

 Paid in capital portion of redemption fees                                                         1,577,850       3,310,757

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            (50,347,748     8,495,720
                                                                                                    )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           8,562,566       (45,008,526
                                                                                                                   )

NET ASSETS

 Beginning of period                                                                                 364,203,947     409,212,473

 End of period (including under (over) distribution of net investment income of $278,016 and
$(912,704),                                                                                         $ 372,766,513   $ 364,203,947
respectively)

OTHER INFORMATION
Shares

 Sold                                                                                                21,633,292      53,173,413

 Issued in reinvestment of distributions                                                             -               324,762

 Redeemed                                                                                           (24,646,505     (54,266,578
                                                                                                    )               )

 Net increase (decrease)                                                                            (3,013,213)     (768,403)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 15.27     $ 16.62     $ 9.86      $ 9.90      $ 10.68     $ 12.23

Income from Investment Operations

 Net investment income                                   .05         .17         .21         .09         .10         .18

 Net realized and unrealized gain (loss)                 2.50        (1.42)      6.48        (.05)       (.91)       (1.71)

 Total from investment operations                        2.55        (1.25)      6.69        .04         (.81)       (1.53)

Less Distributions                                       -           (.18)       (.19)       (.17)       (.10)       (.15)
From net investment income

 In excess of net investment income                      -           (.05)       (.02)       -           -           -

 Total distributions                                     -           (.23)       (.21)       (.17)       (.10)       (.15)

Redemption fees added to paid in capital                 .07         .13         .28         .09         .13         .13

Net asset value, end of period                          $ 17.89     $ 15.27     $ 16.62     $ 9.86      $ 9.90      $ 10.68

TOTAL RETURN B, C                                        17.16%      (6.86)%     70.58%      1.51%       (6.46)%     (11.45)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 372,767   $ 364,204   $ 409,212   $ 137,922   $ 130,002   $ 155,367

Ratio of expenses to average net assets                  1.48% A     1.46%       1.55%       1.73% A     1.81%       1.79%

Ratio of expenses to average net assets before           1.48% A     1.46%       1.55%       1.73% A     1.81%       1.79%
expense reductions

Ratio of net investment income to average net assets     .59% A      .99%        1.38%       1.12% A     .92%        1.52%

Portfolio turnover rate                                  25% A       43%         73%         36% A       44%         41%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


UTILITIES GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

UTILITIES GROWTH          12.20%   13.26%   80.86%    240.89%

UTILITIES GROWTH
(INCL. 3% SALES CHARGE)   8.83%    9.86%    75.43%    230.66%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

UTILITIES GROWTH          13.26%   12.58%   13.05%

UTILITIES GROWTH
(INCL. 3% SALES CHARGE)   9.86%    11.90%   12.70%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
              Select UtilitiStandard & Poor's
     08/31/85       9700.00         10000.00
     09/30/85       9263.55          9687.00
     10/31/85       9901.06         10134.54
     11/30/85      10312.99         10829.77
     12/31/85      10935.79         11353.93
     01/31/86      11239.84         11417.51
     02/28/86      12034.28         12271.54
     03/31/86      12436.40         12956.29
     04/30/86      12191.20         12809.89
     05/31/86      12696.31         13491.37
     06/30/86      13431.90         13719.38
     07/31/86      14031.83         12952.46
     08/31/86      14960.66         13913.54
     09/30/86      13306.65         12762.89
     10/31/86      13927.52         13499.31
     11/30/86      14051.70         13827.34
     12/31/86      13564.93         13474.74
     01/31/87      14662.64         15289.79
     02/28/87      14146.07         15893.74
     03/31/87      13862.95         16353.07
     04/30/87      13068.23         16207.52
     05/31/87      12859.61         16348.53
     06/30/87      13316.58         17174.13
     07/31/87      13132.80         18044.86
     08/31/87      13545.06         18717.93
     09/30/87      13435.79         18308.01
     10/31/87      12626.16         14364.46
     11/30/87      12203.97         13180.83
     12/31/87      12309.37         14183.89
     01/31/88      13373.14         14781.03
     02/29/88      13268.33         15469.83
     03/31/88      12891.04         14991.81
     04/30/88      12927.72         15158.22
     05/31/88      13331.22         15290.10
     06/30/88      13682.31         15991.91
     07/31/88      13638.89         15931.15
     08/31/88      13617.32         15389.49
     09/30/88      14091.72         16045.08
     10/31/88      14388.22         16491.13
     11/30/88      14361.26         16255.31
     12/31/88      14335.03         16539.78
     01/31/89      15010.27         17750.49
     02/28/89      14916.18         17308.50
     03/31/89      15170.78         17711.79
     04/30/89      15951.18         18631.03
     05/31/89      16709.44         19385.59
     06/30/89      17131.50         19275.09
     07/31/89      18069.66         21015.63
     08/31/89      18149.27         21427.54
     09/30/89      18410.82         21339.68
     10/31/89      18325.53         20844.60
     11/30/89      18928.23         21269.83
     12/31/89      19928.94         21780.31
     01/31/90      18945.29         20318.85
     02/28/90      18911.17         20580.96
     03/31/90      18808.83         21126.36
     04/30/90      18024.18         20598.20
     05/31/90      18962.34         22606.52
     06/30/90      19187.05         22452.80
     07/31/90      19344.56         22380.95
     08/31/90      18282.83         20357.71
     09/30/90      18329.50         19366.29
     10/31/90      19268.72         19283.02
     11/30/90      19776.25         20528.70
     12/31/90      20039.45         21101.45
     01/31/91      19951.09         22021.47
     02/28/91      20811.11         23596.01
     03/31/91      21046.73         24167.03
     04/30/91      20952.48         24225.03
     05/31/91      20958.37         25271.56
     06/30/91      20704.14         24114.12
     07/31/91      21377.94         25237.84
     08/31/91      21867.98         25835.97
     09/30/91      22541.78         25404.51
     10/31/91      22854.18         25744.93
     11/30/91      23117.58         24707.41
     12/31/91      24253.35         27533.94
     01/31/92      23506.80         27021.81
     02/29/92      23334.52         27373.09
     03/31/92      23092.05         26839.32
     04/30/92      23723.75         27628.39
     05/31/92      24183.17         27763.77
     06/30/92      24462.92         27350.09
     07/31/92      25763.65         28468.71
     08/31/92      25750.44         27885.10
     09/30/92      25889.10         28214.15
     10/31/92      25882.49         28312.90
     11/30/92      26060.77         29278.37
     12/31/92      26822.35         29638.49
     01/31/93      27278.61         29887.45
     02/28/93      28681.94         30293.92
     03/31/93      29456.19         30933.12
     04/30/93      29295.20         30184.54
     05/31/93      29358.04         30993.49
     06/30/93      30482.09         31083.37
     07/31/93      30831.18         30959.04
     08/31/93      32171.66         32132.38
     09/30/93      32171.66         31884.96
     10/31/93      31843.52         32544.98
     11/30/93      30286.60         32235.80
     12/31/93      30187.13         32625.86
     01/31/94      30805.66         33735.14
     02/28/94      29407.95         32820.92
     03/31/94      28347.63         31389.92
     04/30/94      29163.07         31791.71
     05/31/94      28580.79         32313.10
     06/30/94      28490.58         31521.43
     07/31/94      29310.69         32555.33
     08/31/94      29195.88         33890.10
     09/30/94      28449.58         33059.79
     10/31/94      28810.43         33803.64
     11/30/94      27768.89         32572.51
     12/31/94      27950.06         33055.56
     01/31/95      29090.70         33912.69
     02/28/95      29470.92         35234.27
     03/31/95      29589.21         36274.03
     04/30/95      30620.62         37342.30
     05/31/95      31094.44         38834.87
     06/30/95      31399.03         39737.01
     07/31/95      32245.14         41054.68
     08/31/95      33065.87         41157.73

Let's say you invested $10,000 in Fidelity Select Utilities Growth Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $33,066 - a 230.66% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                           % OF FUND'S
                           INVESTMENTS

Ameritech Corp.            8.5

SBC Communications, Inc.   8.2

BellSouth Corp.            7.9

NYNEX Corp.                6.9

U.S. West, Inc.            6.7

Bell Atlantic Corp.        5.6

GTE Corp.                  4.3

Williams Companies, Inc.   3.6

Enron Corp.                2.9

Pacific Enterprises        2.8

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 16.6
Row: 1, Col: 2, Value: 7.2
Row: 1, Col: 3, Value: 7.4
Row: 1, Col: 4, Value: 9.300000000000001
Row: 1, Col: 5, Value: 10.7
Row: 1, Col: 6, Value: 48.8
Telephone Services 48.8%
Electric Power 10.7%
Gas Transmission 9.3%
Gas Distribution 7.4%
Electric & Other Services 7.2%
All Others 16.6%*
* INCLUDES SHORT-TERM INVESTMENTS
UTILITIES GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Muresianu,
Portfolio Manager of
Fidelity Select Utilities
Growth Portfolio
Q. JOHN, HOW HAS THE FUND PERFORMED?
A. For the six months ended August 31, 1995, the fund had a total return of 12.20%, lagging the Standard & Poor's Composite Index of 500 Stocks, which returned 16.81% for the same period. For the 12 months ended August 31, 1995, the fund returned 13.26%, while the S&P 500 returned 21.45%.
Q. WHAT HAS THE INVESTING ENVIRONMENT BEEN LIKE?
A. Looking broadly, we've seen a strong six months, with the market rising more than 16%. That was driven by a combination of two factors. First, corporate earnings continued to be strong, especially in the technology sector. Second, bond yields dropped significantly - and bond prices rose - as it became apparent that the economy was slowing. Bond investors often perceive a slower economy to be a positive backdrop, because it usually is an environment in which inflation does not threaten to erode the value of a bond's fixed-income payments. In general, the lower the bond yields, the higher the stock market, as competition from bonds diminishes. In addition, with lower bond yields, investors are willing to pay higher valuations - yardsticks such as price-to-earnings ratios - for corporate earnings. Remember that utility stocks, in particular, more closely track bonds in price terms than the market, in general, because of their relatively high yields and slow growth. Like bonds, utility stocks did well over the past six months, but not as well as the broad market.
Q. HOW HAVE THE THREE MAJOR SEGMENTS OF THE UTILITIES SECTOR - GAS, ELECTRIC AND TELEPHONE - PERFORMED?
A. In general, natural gas utility stocks started out well, and then stumbled. They performed well initially due to the combination of lower bond yields and the expectation that natural gas prices would rebound from low levels seen at the beginning of the period. When gas prices did not recover - and fell further - gas stocks suffered. Electrics - historically the highest yielding of the three industries - did well initially, because they are seen as most sensitive to what's going on in the bond market. When that market gave back some of its gains from mid-July to mid-August, electrics were quick to do so as well. In addition, concerns about deregulation and competition can surface from time to time, leading to some volatility. The same is true for telephone utility stocks, which were volatile over the period, but ended up performing better than the other sectors.
Q. YOU'VE CONTINUED TO FOCUS MOST OF THE FUND ON TELEPHONE STOCKS . . .
A. Right. Currently, it appears that the move in the utilities sector is toward deregulation and competition. Deregulation will bring price competition to every local monopoly, whether it's an electric, gas or phone utility. What I think telephone stocks have that electrics and gas don't have is some growth potential to offset price erosion in the core business. Cellular service is one area that provides growth potential.
Q. WHAT STOCKS HAVE PROVIDED STRONG PERFORMANCE FOR THE FUND?
A. Earnings growth drove strong performances by several telephone company stocks, including Ameritech, BellSouth, NYNEX, SBC Communications, U.S. West, Bell Atlantic and GTE. Williams Companies, an interstate gas pipeline company with an interest in telecommunications, posted strong performance as its acquisition of Transco last year was seen in a more favorable light by investors.
Q. AND WHICH STOCKS DIDN'T DO AS WELL AS YOU WOULD HAVE LIKED?
A. Disappointing earnings caused by a difficult regulatory environment hurt Pacific Telesis. Regulators set a high productivity hurdle for the company to meet, and assumed a stronger demand response that didn't materialize when the company lowered its rates. The low level of earnings raised the specter of a dividend reduction. El Paso Natural Gas posted disappointing earnings caused by weak natural gas prices and unusually strong hydro-power conditions in California that took away market share. And Niagara Mohawk was hurt by fears that some of its high-priced contracts would be at risk as the result of the deregulation of the electric utility business in New York.
Q. WHAT'S YOUR OUTLOOK?
A. It's very uncertain where the market will go from here. On the one hand, valuations in the market are at historically high levels and profit margins are near the historical highs seen in the 1960s. That might lead one to think a correction is in the cards. On the other hand, inflation is at 30-year lows and corporate earnings continue to surprise on the upside as companies slash costs and benefit from the relatively weak dollar. So the market could surprise everyone again and go up another 20%. Or, we could stay right about where we are right now; or it could go down. Given this uncertainty, I'm focusing on adding value one company at a time, and having big-picture considerations weigh less in determining how I position the portfolio.

FUND FACTS
START DATE: December 10, 1981
TRADING SYMBOL: FSUTX
SIZE: as of August 31, 1995, more than
$224 million
MANAGER: John Muresianu, since 1992;
manager, Fidelity Utilities Fund, since 1992;
Fidelity Select Natural Gas Portfolio,
1993-1994; U.S. pension accounts and Canadian
mutual funds, 1990-1992; analyst, natural gas,
life insurance, 1989-1992; joined Fidelity in
1986
(checkmark)
UTILITIES GROWTH PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.7%
 SHARES VALUE (NOTE 1)
CELLULAR - 2.2%
CELLULAR & COMMUNICATION SERVICES - 2.2%
AirTouch Communications, Inc. (a)  153,600 $ 4,992,000
COMPUTERS & OFFICE EQUIPMENT - 0.0%
ELECTRONIC COMPUTERS - 0.0%
Itron, Inc. (a)  1,100  27,500
ELECTRIC UTILITY - 17.2%
ELECTRIC & OTHER SERVICES - 6.5%
Hidroelectrisa de Cantabrico SA  16,550  514,918
IES Industries, Inc.   21,900  552,975
Illinova Corp.   113,100  2,841,638
LG&E Energy Corp.   9,900  383,625
Montana Power Co.   73,300  1,612,600
NIPSCO Industries, Inc.   117,100  3,835,025
New York State Electric & Gas Corp.   300  7,238
Niagara Mohawk Power Corp.   32,100  385,200
Peco Energy Co.   52,600  1,400,475
Public Service Co. of New Mexico (a)  125,500  1,913,875
Rochester Gas & Electric Corp.   21,200  471,700
Sierra Pacific Resources  12,400  266,600
Utilicorp United, Inc.   8,366  226,928
  14,412,797
ELECTRIC POWER - 10.7%
AES Corp. (a)  252,249  4,666,607
Boston Edison Co.   46,700  1,196,688
Centerior Energy Corp.   36,700  394,525
Central & South West Corp.   9,200  225,400
Central Louisiana Electric Co., Inc.   66,106  1,619,597
CESC Ltd. GDR (a)(b)  45,000  174,600
CESC Ltd. GDR (warrants) (a)(b)  18,000  -
DQE, Inc.   105,450  2,517,619
Detroit Edison Co.  14,500  444,063
Eastern Utilities Associates  118,244  2,763,954
General Public Utilities Corp.   14,600  417,925
Great Bay Power (a)  12,090  93,698
IPALCO Enterprises, Inc.   800  27,700
Maine Public Service Co.   44,200  988,975
New England Electric Systems  17,800  623,000
Northeast Utilities  23,000  526,125
Nova Scotia Power, Inc.   49,700  425,276
Ohio Edison Co.   26,500  573,063
Pinnacle West Capital Corp.   150,200  3,736,225
Portland General Corp.   47,100  1,130,400
Sithe Energies, Inc. (a)  27,200  244,800
TECO Energy, Inc.   16,900  365,463
United Illuminating Co.   22,500  753,750
  23,909,453
TOTAL ELECTRIC UTILITY   38,322,250
GAS - 25.0%
GAS & OTHER SERVICES - 1.7%
MDU Resources Group, Inc.   66,600  2,014,650
UGI Corp.   58,190  1,243,811
Western Resources, Inc.   15,000  453,750
  3,712,211
GAS DISTRIBUTION - 7.4%
Energen Corp.   43,500  951,563
MCN Corp.   305,400  5,688,075
NUI Corp.   27,100  409,888
National Fuel Gas Co.   16,800  472,500
New Jersey Resources Corp.   18,400  441,600
NICOR, Inc.   37,100  950,688

 SHARES VALUE (NOTE 1)


Pacific Enterprises  257,800 $ 6,187,200
Peoples Energy Corp.   21,300  580,425
WICOR, Inc.   24,700  725,563
  16,407,502
GAS TRANSMISSION - 9.3%
Enron Corp.   191,600  6,442,550
ONEOK, Inc.   58,600  1,281,875
Sonat, Inc.   160,800  5,105,400
Tejas Power Corp. (a)  4,500  40,500
Williams Companies, Inc.   217,523  7,966,780
  20,837,105
GAS TRANSMISSION & DISTRIBUTION - 6.6%
Columbia Gas System, Inc. (The) (a)  111,900  3,944,475
Consolidated Natural Gas Co.   9,400  363,075
ENSERCH Corp.   87,400  1,431,175
Equitable Resources, Inc.   28,150  784,681
Noram Energy Corp.   58,900  419,663
Questar Corp.   102,300  3,120,150
Tejas Gas Corp. (a)  11,330  563,668
Westcoast Energy, Inc.   218,700  3,335,949
Yankee Energy System, Inc.   36,600  764,025
  14,726,861
TOTAL GAS   55,683,679
HOLDING COMPANIES - 1.2%
HOLDING COMPANY OFFICES - 1.2%
CINergy Corp.   102,706  2,631,841
INDEPENDENT POWER - 0.0%
STEAM SUPPLY - 0.0%
Bonneville Pacific Corp. (a)  11,300  57
METALS & MINING - 0.4%
METAL ORES - 0.4%
Cameco, Inc.   32,500  1,015,663
OIL & GAS - 0.9%
CRUDE PETROLEUM & GAS - 0.3%
Nuevo Energy Corp. (a)  1,400  34,650
Occidental Petroleum Corp.   26,500  576,375
  611,025
PETROLEUM REFINERS - 0.6%
Coastal Corp. (The)  39,700  1,300,175
TOTAL OIL & GAS   1,911,200
TELEPHONE SERVICES - 48.8%
ALLTEL Corp.   15,600  440,700
Ameritech Corp.  372,100  19,070,125
BCE, Inc.   257  8,271
Bell Atlantic Corp.   207,300  12,386,175
BellSouth Corp.   254,900  17,524,375
Cincinnati Bell, Inc.   22,000  599,500
GTE Corp.   258,900  9,482,213
NYNEX Corp.   343,100  15,439,500
SBC Communications, Inc.   361,100  18,280,680
Telephone & Data Systems, Inc.   17,604  721,764
U.S. West, Inc.   343,659  14,949,167
  108,902,470
TOTAL COMMON STOCKS
 (Cost $191,777,107)   213,486,660
NONCONVERTIBLE PREFERRED STOCKS - 0.7%
 SHARES VALUE (NOTE 1)
ELECTRIC UTILITY - 0.7%
ELECTRIC & OTHER SERVICES - 0.7%
Long Island Lighting Co. $7.95
 (Cost $1,595,000)  63,800 $ 1,563,100
REPURCHASE AGREEMENTS - 3.6%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 7,999,293  7,998,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $201,370,107)  $ 223,047,760
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $174,600 or 0.1% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $67,932 and $20,838,979, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,344 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $1,078,000 and $776,600, respectively. The weighted average interest rate paid was 6.2% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $201,593,946. Net unrealized appreciation aggregated $21,453,814, of which $25,948,781 related to appreciated investment securities and $4,494,967 related to depreciated investment securities.
The fund has elected to defer to its fiscal year ending February 28, 1996 $853,000 of losses recognized during the period November 1,1994 to February 28, 1995.
UTILITIES GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $7,998,000) (cost $201,370,107) - See        $ 223,047,760
accompanying schedule

Cash                                                                                                                 392

Receivable for investments sold                                                                                      1,019,533

Receivable for fund shares sold                                                                                      879,957

Dividends receivable                                                                                                 506,090

Redemption fees receivable                                                                                           287

Other receivables                                                                                                   13,518

Prepaid expenses                                                                                                     15,214

 TOTAL ASSETS                                                                                                        225,482,751

LIABILITIES

Payable for fund shares redeemed                                                                        $ 479,996

Accrued management fee                                                                                  113,188

Other payables and accrued expenses                                                                     179,430

 TOTAL LIABILITIES                                                                                                   772,614

NET ASSETS                                                                                                          $ 224,710,137

Net Assets consist of:

Paid in capital                                                                                                     $ 200,906,202

Undistributed net investment income                                                                                 3,693,801

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 (1,567,519
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            21,677,653

NET ASSETS, for 5,749,690                                                                                           $ 224,710,137
shares outstanding

NET ASSET VALUE and redemption price per share ($224,710,137 (divided by) 5,749,690 shares)                         $39.08

Maximum offering price per share (100/97.00 of $39.08)                                                              $40.29


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                             $ 4,872,284
Dividends

Interest                                                                                       203,994

 TOTAL INCOME                                                                                  5,076,278

EXPENSES

Management fee                                                                   $ 682,815

Transfer agent                                                                    795,626
Fees

 Redemption fees                                                                  (53,553
                                                                                 )

Accounting fees and expenses                                                      111,468

Non-interested trustees' compensation                                             1,098

Custodian fees and expenses                                                       7,190

Registration fees                                                                 15,214

Audit                                                                             14,286

Legal                                                                             825

Interest                                                                          665

Miscellaneous                                                                     3,626

 Total expenses before reductions                                                 1,579,260

 Expense reductions                                                               (4,015       1,575,245
                                                                                 )

NET INVESTMENT INCOME                                                                          3,501,033

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            (541,238
                                                                                 )

 Foreign currency transactions                                                    (66          (541,304
                                                                                 )            )

Change in net unrealized appreciation (depreciation) on investment securities                  22,098,872

NET GAIN (LOSS)                                                                                21,557,568

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 25,058,601

OTHER INFORMATION                                                                              $154,999
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                               $10,623
 by FDC

 Exchange fees withheld by FSC                                                                 $35,655


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                          $ 3,501,033     $ 7,276,449
Net investment income

 Net realized gain (loss)                                                                           (541,304        (691,652
                                                                                               )               )

 Change in net unrealized appreciation (depreciation)                                                22,098,872      (7,619,880
                                                                                                                    )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     25,058,601      (1,035,083
                                                                                                                    )

Distributions to shareholders                                                                        (310,459        (6,365,877
From net investment income                                                                          )               )

 From net realized gain                                                                              -               (4,277,985
                                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                                 (310,459        (10,643,862
                                                                                                    )               )

Share transactions                                                                                   37,728,222      155,428,275
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       295,707         10,195,372

 Cost of shares redeemed                                                                            (75,723,614     (167,054,799
                                                                                                    )               )

 Paid in capital portion of redemption fees                                                          26,474          223,028

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            (37,673,211     (1,208,124
                                                                                                   )               )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            (12,925,069     (12,887,069
                                                                                                   )               )

NET ASSETS

 Beginning of period                                                                                 237,635,206     250,522,275

 End of period (including undistributed net investment income of $3,693,801 and $1,881,976,
respectively)                                                                                       $ 224,710,137   $ 237,635,206

OTHER INFORMATION
Shares

 Sold                                                                                                1,033,619       4,450,667

 Issued in reinvestment of distributions                                                             8,287           303,279

 Redeemed                                                                                           (2,105,776      (4,783,040
                                                                                                    )               )

 Net increase (decrease)                                                                            (1,063,870)     (29,094)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 34.88     $ 36.61     $ 41.49     $ 37.18     $ 35.57     $ 31.70

Income from Investment Operations

 Net investment income                                   .58         1.13        1.33        1.19        1.66        1.59

 Net realized and unrealized gain (loss)                 3.67        (1.17)      (.16)       6.14        2.82        3.41

 Total from investment operations                        4.25        (.04)       1.17        7.33        4.48        5.00

Less Distributions                                       (.05)       (1.05)      (1.13)      (1.33)      (1.69)      (.60)
From net investment income

 From net realized gain                                  -           (.67)       (4.94)      (1.70)      (1.19)      (.58)

 Total distributions                                     (.05)       (1.72)      (6.07)      (3.03)      (2.88)      (1.18)

Redemption fees added to paid in capital                 -           .03         .02         .01         .01         .05

Net asset value, end of period                          $ 39.08     $ 34.88     $ 36.61     $ 41.49     $ 37.18     $ 35.57

TOTAL RETURN B, C                                        12.20%      .21%        2.53%       20.90%      13.23%      16.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 224,710   $ 237,635   $ 250,522   $ 290,718   $ 206,872   $ 197,409

Ratio of expenses to average net assets                  1.40% A     1.42%       1.35%       1.42% A     1.51%       1.65%

Ratio of expenses to average net assets before           1.40% A     1.43%       1.36%       1.42% A     1.51%       1.65%
expense reductions

Ratio of net investment income to average net assets     3.10% A     3.24%       3.11%       3.71% A     4.58%       4.75%

Portfolio turnover rate                                  0% A        24%         61%         34% A       45%         45%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.





BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past one, five and 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995                       MONTH    YEAR     YEARS     YEARS
                                      S

BROKERAGE AND INVESTMENT MANAGEMENT
                                      20.59%   14.39%   183.94%   166.33%

BROKERAGE AND INVESTMENT MANAGEMENT
(INCL. 3% SALES CHARGE)
                                      16.97%   10.96%   175.42%   158.34%

S&P 500                               16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                        PAST 1   PAST 5   PAST 10
AUGUST 31, 1995                      YEAR     YEARS    YEARS

BROKERAGE AND INVESTMENT
MANAGEMENT                           14.39%   23.21%   10.29%

BROKERAGE AND INVESTMENT
MANAGEMENT (INCL. 3% SALES CHARGE)   10.96%   22.46%   9.96%

S&P 500                              21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
             Select BrokeraStandard & Poo
    08/31/85       9700.00      10000.00
    09/30/85       9080.42       9687.00
    10/31/85       9862.51      10134.54
    11/30/85      10827.43      10829.77
    12/31/85      11264.19      11353.93
    01/31/86      12554.14      11417.51
    02/28/86      13458.12      12271.54
    03/31/86      13813.61      12956.29
    04/30/86      13691.73      12809.89
    05/31/86      13833.93      13491.37
    06/30/86      13823.77      13719.38
    07/31/86      12568.12      12952.46
    08/31/86      13688.46      13913.54
    09/30/86      12089.43      12762.89
    10/31/86      13413.46      13499.31
    11/30/86      12751.45      13827.34
    12/31/86      12344.05      13474.74
    01/31/87      14656.02      15289.79
    02/28/87      14992.12      15893.74
    03/31/87      14931.01      16353.07
    04/30/87      13301.43      16207.52
    05/31/87      12710.71      16348.53
    06/30/87      12690.34      17174.13
    07/31/87      12720.89      18044.86
    08/31/87      13128.29      18717.93
    09/30/87      12680.15      18308.01
    10/31/87       8015.49      14364.46
    11/30/87       7414.58      13180.83
    12/31/87       7795.30      14183.89
    01/31/88       8353.84      14781.03
    02/29/88       8754.54      15469.83
    03/31/88       8523.83      14991.81
    04/30/88       8669.54      15158.22
    05/31/88       8341.70      15290.10
    06/30/88       9228.15      15991.91
    07/31/88       9155.20      15931.15
    08/31/88       9094.41      15389.49
    09/30/88       9325.41      16045.08
    10/31/88       9361.89      16491.13
    11/30/88       9155.20      16255.31
    12/31/88       9241.22      16539.78
    01/31/89      10445.53      17750.49
    02/28/89      10199.75      17308.50
    03/31/89      10212.04      17711.79
    04/30/89      10310.35      18631.03
    05/31/89      10986.24      19385.59
    06/30/89      10677.36      19275.09
    07/31/89      11962.59      21015.63
    08/31/89      12259.19      21427.54
    09/30/89      11876.09      21339.68
    10/31/89      10912.16      20844.60
    11/30/89      10800.94      21269.83
    12/31/89      10540.45      21780.31
    01/31/90      10077.28      20318.85
    02/28/90      10415.27      20580.96
    03/31/90      10703.19      21126.36
    04/30/90       9977.13      20598.20
    05/31/90      10928.52      22606.52
    06/30/90      10915.70      22452.80
    07/31/90      10527.19      22380.95
    08/31/90       9098.50      20357.71
    09/30/90       8321.50      19366.29
    10/31/90       7807.67      19283.02
    11/30/90       8321.50      20528.70
    12/31/90       8835.32      21101.45
    01/31/91       9570.54      22021.47
    02/28/91      10521.26      23596.01
    03/31/91      11598.74      24167.03
    04/30/91      11763.53      24225.03
    05/31/91      12384.66      25271.56
    06/30/91      11560.03      24114.12
    07/31/91      12448.28      25237.84
    08/31/91      12727.45      25835.97
    09/30/91      13387.30      25404.51
    10/31/91      14275.55      25744.93
    11/30/91      13488.81      24707.41
    12/31/91      16102.82      27533.94
    01/31/92      16331.23      27021.81
    02/29/92      16229.72      27373.09
    03/31/92      15798.28      26839.32
    04/30/92      14567.41      27628.39
    05/31/92      14529.34      27763.77
    06/30/92      14186.73      27350.09
    07/31/92      14986.16      28468.71
    08/31/92      14554.72      27885.10
    09/30/92      14453.20      28214.15
    10/31/92      15100.36      28312.90
    11/30/92      16458.13      29278.37
    12/31/92      16927.63      29638.49
    01/31/93      17930.09      29887.45
    02/28/93      18044.30      30293.92
    03/31/93      19490.89      30933.12
    04/30/93      19427.42      30184.54
    05/31/93      20062.30      30993.49
    06/30/93      21014.62      31083.37
    07/31/93      21712.99      30959.04
    08/31/93      23427.18      32132.38
    09/30/93      23858.90      31884.96
    10/31/93      23084.34      32544.98
    11/30/93      22449.46      32235.80
    12/31/93      25277.21      32625.86
    01/31/94      25815.91      33735.14
    02/28/94      24517.52      32820.92
    03/31/94      21768.79      31389.92
    04/30/94      21589.23      31791.71
    05/31/94      22114.11      32313.10
    06/30/94      22956.68      31521.43
    07/31/94      22417.99      32555.33
    08/31/94      22583.74      33890.10
    09/30/94      21727.35      33059.79
    10/31/94      21713.54      33803.64
    11/30/94      20207.96      32572.51
    12/31/94      20912.40      33055.56
    01/31/95      20649.96      33912.69
    02/28/95      21423.47      35234.27
    03/31/95      21644.48      36274.03
    04/30/95      22300.22      37342.30
    05/31/95      23554.17      38834.87
    06/30/95      24879.35      39737.01
    07/31/95      26076.30      41054.68
    08/31/95      25834.06      41157.73

Let's say you invested $10,000 in Fidelity Select Brokerage and Investment Management Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $25,834 - a 158.34% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                       % OF FUND'S
                                       INVESTMENTS

Waterhouse Investor Services, Inc.     6.6

Legg Mason, Inc.                       6.5

Quick & Reilly Group, Inc. (The)       6.2

Jefferies Group, Inc.                  6.1

Inter-Regional Financial Group, Inc.   5.9

Morgan Stanley Group, Inc.             5.7

Edwards (A.G.), Inc.                   5.3

Morgan Keegan, Inc.                    4.9

Raymond James Financial, Inc.          4.7

Perpetual PLC                          4.6

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 6.6
Row: 1, Col: 2, Value: 4.6
Row: 1, Col: 3, Value: 5.3
Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 7.8
Row: 1, Col: 6, Value: 68.40000000000001
Security & Commodity Brokers 68.4%
Investment Managers 7.8%
Security Brokers & Dealers 7.3%
Investment Advice 5.3%
Financial Services 4.6%
All Others 6.6%*
* INCLUDES SHORT-TERM INVESTMENTS
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Jeff Feinberg,
Portfolio Manager of Fidelity Select Brokerage and Investment
Management Portfolio
Q. JEFF, HOW HAS THE FUND PERFORMED?
A. For the six months ended August 31, 1995, the fund returned 20.59%. That beat the S&P 500 which returned 16.81% for the same time period. For the 12 months ended August 31, 1995, the fund returned 14.39% while the S&P 500 returned 21.45%.
Q. HOW DO YOU EXPLAIN THE FUND'S STRONG PERFORMANCE DURING THE PAST SIX
MONTHS?
A. The business prospects for the brokerage and investment management industries were very strong during the past six months. Both are tied to the economy; when interest rates decline, volumes and profits both increase. For example, when interest rates decline, securities prices typically increase which benefits brokers in a variety of ways: 1) their existing inventories increase in value; 2) underwriting levels for new issues increase, and 3) overall trading values typically increase. There also seems to be a trend in the current slow growth environment in which higher stock prices propel industry consolidations, particularly in the banking, communications and entertainment industries. For every corporate action, whether a company is going public, merging or issuing new stock, investment advisors are hired and fees are earned. This kind of activity is very positive news for brokerage and investment management stocks.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND DURING THE PAST SIX MONTHS?
A. I've added several regional names to the fund recently. I've been quite bullish on the domestic market and think many regional firms are attractively valued. My goal has been to make larger investments in those stocks I have the most confidence in.
Q. SPECIFICALLY, WHAT ARE SOME OF THE REGIONAL FIRMS THAT YOU'VE FOUND
ATTRACTIVE?
A. Legg Mason in Baltimore is both new to the fund, and one of the top holdings as of August 31, 1995. It's an investment manager and a brokerage firm with a stable earnings stream, and a very reasonably priced stock that I expect will provide positive earnings surprises. Inter-Regional Financial Group owns brokers Dain Bosworth and Raucher Pierce and as of August 31, 1995, the stock was trading at only six times next year's earnings; many similar firms are trading at about eight- to 10-times earnings.
Q. WHAT OTHER INVESTMENT THEMES HAVE YOU EMPLOYED DURING THE PAST SIX
MONTHS?
A. I'm interested in discount and deep-discount brokers. Their revenues are driven solely by the number of trades they execute per day. July 1995 was a record-breaking month for discount brokers. Waterhouse Investor Services is a deep-discount brokerage firm. When volume goes up, this fixed-cost operation enjoys very profitable incremental trades. As of August, it was trading at less than 10 times earnings and was a very attractively priced stock. The Quick & Reilly Group is another discount broker and large holding in the fund. It has been experiencing tremendous volume and should surpass earnings expectations in the next couple of quarters. As of August, Quick & Reilly also was trading at an attractive eight times earnings.
Q. OF COURSE, YOU STILL HAVE SOME OF THE LARGER, WELL-KNOWN NAMES IN THE FUND . . .
A. Yes. Morgan Stanley, Merrill Lynch and AG Edwards are still very attractive stocks with good prospects. However, the SEC sets limits on the percentage of outstanding equity the fund may hold of any individual securities firm, and I'm at the maximum on Morgan Stanley and AG Edwards. You'll notice that the fund holds a small number of stocks and that there's usually not a big difference in percentage weighting between the largest holding and the tenth largest holding.
Q. HAVE THERE BEEN ANY DISAPPOINTMENTS DURING THE PAST SIX MONTHS?
A. The investing environment has been very positive and the fund hasn't suffered many major disappointments. I reduced the fund's holdings in Charles Schwab and eliminated the fund's holdings in stocks such as Midland Walwyn and American Express, but that was profit taking, not loss cutting.
Q. WHAT'S AHEAD FOR THE FUND?
A. As long as interest rates are stable to down, I think brokerage and investment management stocks have the potential to outperform the market. Brokerage stocks aren't exactly cheap, but they aren't overly expensive either. My plans are to fine tune the fund and monitor the holdings to make sure they produce the way I think they should.

FUND FACTS
START DATE: July 29, 1985
TRADING SYMBOL: FSLBX
SIZE: as of August 31, 1995, more than
$31 million
MANAGER: Jeff Feinberg, since January 1995;
manager, Fidelity Select Retailing, February
1994-February 1995; equity analyst, footwear and specialty retail industries, 1992-1994;
joined Fidelity in 1992
(checkmark)
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.1%
 SHARES VALUE (NOTE 1)
BANKS - 3.4%
NATIONAL COMMERCIAL BANKS - 3.4%
Bank of New York Co., Inc.   25,000 $ 1,087,500
CREDIT & OTHER FINANCE - 5.9%
FINANCIAL SERVICES - 4.6%
Perpetual PLC  55,000  1,449,063
MANAGEMENT & INVESTMENT OFFICES - 1.3%
Trimark Financial Corp.   18,900  418,375
TOTAL CREDIT & OTHER FINANCE   1,867,438
SECURITIES INDUSTRY - 88.8%
INVESTMENT ADVICE - 5.3%
CI Fund Management, Inc.   85,400  762,528
CI Fund Management, Inc. (a)(b)  10,000  89,289
Mutual Fund Co. Ltd. (For.) (a)  34,900  847,412
  1,699,229
INVESTMENT MANAGERS - 7.8%
Eaton Vance Corp.   14,000  535,500
Franklin Resources, Inc.   1,100  60,500
Peregrine Investments Holdings Ltd.   843,000  1,203,475
Price (T. Rowe) Associates, Inc.   14,000  665,000
  2,464,475
SECURITY & COMMODITY BROKERS - 68.4%
Advest Group, Inc. (The) (a)  100,000  800,000
BHC Financial, Inc.   65,000  1,129,375
Bear Stearns Companies, Inc.   26,460  545,738
Edwards (A.G.), Inc.   69,000  1,681,875
First Marathon, Inc. Class A (non-vtg.)  100,200  987,872
Interstate/Johnson Lane, Inc.   38,900  403,588
Jefferies Group, Inc.   49,100  1,939,450
Legg Mason, Inc.   69,700  2,056,150
McDonald & Co. Investments, Inc.   34,200  577,125
Merrill Lynch & Co., Inc.   17,700  1,019,963
Morgan Keegan, Inc.   134,950  1,551,925
Morgan Stanley Group, Inc.   20,800  1,807,000
Piper Jaffray, Inc.   53,600  777,200
Quick & Reilly Group, Inc. (The)  53,050  1,982,744
Raymond James Financial, Inc.   67,900  1,493,800
Schwab (Charles) Corp.  8,100  376,650
Southwest Securities Group, Inc.   40,000  365,000
Stifel Financial Corp. (a)  29,600  192,400
Waterhouse Investor Services, Inc.   73,000  2,089,625
  21,777,480
SECURITY BROKERS & DEALERS - 7.3%
Finanza & Futuro Holdings SPA  2,600  10,346
Inter-Regional Financial Group, Inc.   58,500  1,872,000
Lehman Brothers Holdings, Inc.   1,100  26,125
Sherwood Group, Inc. (a)  48,300  410,550
  2,319,021
TOTAL SECURITIES INDUSTRY   28,260,205
TOTAL COMMON STOCKS
 (Cost $27,457,216)   31,215,143
REPURCHASE AGREEMENTS - 1.9%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 610,099 $ 610,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $28,067,216)  $ 31,825,143
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $89,289 or 0.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $32,986,260 and $33,511,944, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,593 for the period
(see Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $3,294,000 and $1,941,875, respectively. The weighted average interest rate paid was 6.3% (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   81.8%
Canada   7.1
United Kingdom   4.6
Hong Kong   3.8
Thailand   2.7
Others (individually less than 1%)   0.0
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $28,081,835. Net unrealized appreciation aggregated $3,743,308, of which $4,090,398 related to appreciated investment securities and $347,090 related to depreciated investment securities.
The fund has elected to defer to its fiscal year ending February 28, 1996 $1,914,000 of losses recognized during the period November 1,1994 to February 28, 1995.
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $610,000) (cost $28,067,216) - See           $ 31,825,143
accompanying schedule

Cash                                                                                                                 160,803

Receivable for investments sold                                                                                      1,071,045

Receivable for fund shares sold                                                                                      125,151

Dividends receivable                                                                                                 57,253

Redemption fees receivable                                                                                           179

Other receivables                                                                                                    11,242

Prepaid expenses                                                                                                     7,219

 TOTAL ASSETS                                                                                                        33,258,035

LIABILITIES

Payable for investments purchased                                                                      $ 568,688

Payable for fund shares redeemed                                                                        1,021,205

Accrued management fee                                                                                  19,116

Other payables and accrued expenses                                                                     43,856

 TOTAL LIABILITIES                                                                                                   1,652,865

NET ASSETS                                                                                                           $ 31,605,170

Net Assets consist of:

Paid in capital                                                                                                     $ 26,232,243

Undistributed net investment income                                                                                  105,427

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   1,509,579

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies            3,757,921

NET ASSETS, for 1,743,328                                                                                            $ 31,605,170
shares outstanding

NET ASSET VALUE and redemption price per share ($31,605,170 (divided by) 1,743,328 shares)                           $18.13

Maximum offering price per share (100/97.00 of $18.13)                                                                $18.69


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 310,540
Dividends

Interest                                                                         87,144

 TOTAL INCOME                                                                    397,684

EXPENSES

Management fee                                                     $ 109,119

Transfer agent                                                      158,182
Fees

 Redemption fees                                                    (25,066
                                                                   )

Accounting fees and expenses                                        22,772

Non-interested trustees' compensation                               171

Custodian fees and expenses                                         14,494

Registration fees                                                   7,219

Audit                                                               8,604

Legal                                                               93

Interest                                                            2,146

Miscellaneous                                                       276

 Total expenses before reductions                                   298,010

 Expense reductions                                                 (5,753       292,257
                                                                   )

NET INVESTMENT INCOME                                                            105,427

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              3,463,378

 Foreign currency transactions                                      (828         3,462,550
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              3,130,397

 Assets and liabilities in                                          (13          3,130,384
 foreign currencies                                                )

NET GAIN (LOSS)                                                                  6,592,934

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 6,698,361

OTHER INFORMATION                                                                $106,555
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                 $3,682
 by FDC

 Exchange fees withheld by FSC                                                   $16,740


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                         $ 105,427      $ (59,459
Net investment income (loss)                                                                                      )

 Net realized gain (loss)                                                                           3,462,550      144,552

 Change in net unrealized appreciation (depreciation)                                               3,130,384      (6,407,629
                                                                                                                  )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    6,698,361      (6,322,536
                                                                                                                  )

Distributions to shareholders                                                                       (152,294       -
From net realized gain                                                                             )

 In excess of net realized gain                                                                     (687,018       -
                                                                                                   )

 TOTAL DISTRIBUTIONS                                                                                (839,312       -
                                                                                                   )

Share transactions                                                                                  42,589,290     41,178,684
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      820,067        -

 Cost of shares redeemed                                                                            (45,052,331    (67,399,063
                                                                                                   )              )

 Paid in capital portion of redemption fees                                                         43,243         78,929

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            (1,599,731     (26,141,450
                                                                                                   )              )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           4,259,318      (32,463,986
                                                                                                                  )

NET ASSETS

 Beginning of period                                                                                27,345,852     59,809,838

 End of period (including undistributed net investment income of $105,427 and $0, respectively)    $ 31,605,170   $ 27,345,852

OTHER INFORMATION
Shares

 Sold                                                                                               2,548,030      2,575,103

 Issued in reinvestment of distributions                                                            52,908         -

 Redeemed                                                                                           (2,620,357     (4,181,828
                                                                                                   )              )

 Net increase (decrease)                                                                            (19,419)       (1,606,725)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                            $ 15.51    $ 17.75     $ 14.22    $ 11.48    $ 9.28     $ 7.97

Income from Investment Operations

 Net investment income (loss)                                   .05        (.03)       (.02)      -          .02        .08

 Net realized and unrealized gain (loss)                        3.04       (2.25)      4.95       2.65       1.96       1.15

 Total from investment operations                               3.09       (2.28)      4.93       2.65       1.98       1.23

Less Distributions                                              -          -           (.01)      -          (.01)      (.09)
From net investment income

 From net realized gain                                         (.09)      -           (1.47)     -          -          -

 In excess of net realized gain                                 (.40)      -           -          -          -          -

 Total distributions                                            (.49)      -           (1.48)     -          (.01)      (.09)

Redemption fees added to paid in capital                        .02        .04         .08        .09        .23        .17

Net asset value, end of period                                  $ 18.13    $ 15.51     $ 17.75    $ 14.22    $ 11.48    $ 9.28

TOTAL RETURN B, C                                               20.59%     (12.62)%    35.87%     23.87%     23.84%     17.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                         $ 31,605   $ 27,346    $ 59,810   $ 24,687   $ 17,915   $ 11,285

Ratio of expenses to average net assets                         1.62% A    2.54%       1.77%      2.21% A    2.17%      2.50%

Ratio of expenses to average net assets before                  1.65% A    2.90%       1.79%      2.21% A    2.17%      2.91%
expense reductions

Ratio of net investment income (loss) to average net            .59% A     (.20)%      (.14)%     .02% A     .16%       .94%
assets

Portfolio turnover rate                                         206% A     139%        295%       111% A     254%       62%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


FINANCIAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

FINANCIAL SERVICES        19.51%   15.86%   236.92%   280.49%

FINANCIAL SERVICES
(INCL. 3% SALES CHARGE)   15.93%   12.38%   226.81%   269.07%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

FINANCIAL SERVICES        15.86%   27.50%   14.30%

FINANCIAL SERVICES
(INCL. 3% SALES CHARGE)   12.38%   26.72%   13.95%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
             Select FinanciStandard & Poo
    08/31/85       9700.00      10000.00
    09/30/85       9282.33       9687.00
    10/31/85       9891.27      10134.54
    11/30/85      10476.78      10829.77
    12/31/85      10874.93      11353.93
    01/31/86      11518.99      11417.51
    02/28/86      12713.44      12271.54
    03/31/86      13537.06      12956.29
    04/30/86      13412.15      12809.89
    05/31/86      13962.54      13491.37
    06/30/86      14372.39      13719.38
    07/31/86      13344.12      12952.46
    08/31/86      14188.28      13913.54
    09/30/86      12670.37      12762.89
    10/31/86      12951.76      13499.31
    11/30/86      12824.94      13827.34
    12/31/86      12507.88      13474.74
    01/31/87      13387.71      15289.79
    02/28/87      14275.47      15893.74
    03/31/87      13732.51      16353.07
    04/30/87      12868.53      16207.52
    05/31/87      12777.38      16348.53
    06/30/87      13249.00      17174.13
    07/31/87      13403.56      18044.86
    08/31/87      14180.35      18717.93
    09/30/87      13677.03      18308.01
    10/31/87      10581.76      14364.46
    11/30/87       9935.76      13180.83
    12/31/87      10439.18      14183.89
    01/31/88      11225.20      14781.03
    02/29/88      11599.09      15469.83
    03/31/88      11399.40      14991.81
    04/30/88      11199.71      15158.22
    05/31/88      11310.17      15290.10
    06/30/88      12006.97      15991.91
    07/31/88      11926.24      15931.15
    08/31/88      11892.25      15389.49
    09/30/88      12385.11      16045.08
    10/31/88      12419.10      16491.13
    11/30/88      11905.00      16255.31
    12/31/88      11693.38      16539.78
    01/31/89      12292.70      17750.49
    02/28/89      12266.46      17308.50
    03/31/89      13163.25      17711.79
    04/30/89      13403.86      18631.03
    05/31/89      14243.79      19385.59
    06/30/89      14144.54      19275.09
    07/31/89      15276.63      21015.63
    08/31/89      15708.32      21427.54
    09/30/89      16034.29      21339.68
    10/31/89      14505.75      20844.60
    11/30/89      14307.52      21269.83
    12/31/89      13955.16      21780.31
    01/31/90      12777.04      20318.85
    02/28/90      13239.40      20580.96
    03/31/90      13034.89      21126.36
    04/30/90      12572.54      20598.20
    05/31/90      13679.53      22606.52
    06/30/90      13297.19      22452.80
    07/31/90      12443.61      22380.95
    08/31/90      10954.29      20357.71
    09/30/90       9322.71      19366.29
    10/31/90       8509.14      19283.02
    11/30/90       9709.48      20528.70
    12/31/90      10559.89      21101.45
    01/31/91      11519.46      22021.47
    02/28/91      12842.86      23596.01
    03/31/91      13456.81      24167.03
    04/30/91      13893.39      24225.03
    05/31/91      14957.57      25271.56
    06/30/91      13743.32      24114.12
    07/31/91      14830.23      25237.84
    08/31/91      15812.54      25835.97
    09/30/91      15717.04      25404.51
    10/31/91      16062.67      25744.93
    11/30/91      14871.16      24707.41
    12/31/91      17067.78      27533.94
    01/31/92      17917.95      27021.81
    02/29/92      19204.70      27373.09
    03/31/92      18772.72      26839.32
    04/30/92      19494.22      27628.39
    05/31/92      20330.60      27763.77
    06/30/92      20798.41      27350.09
    07/31/92      21393.18      28468.71
    08/31/92      20166.16      27885.10
    09/30/92      20793.72      28214.15
    10/31/92      21617.98      28312.90
    11/30/92      23243.07      29278.37
    12/31/92      24376.22      29638.49
    01/31/93      25913.77      29887.45
    02/28/93      26602.68      30293.92
    03/31/93      27995.46      30933.12
    04/30/93      26655.24      30184.54
    05/31/93      26665.34      30993.49
    06/30/93      27660.81      31083.37
    07/31/93      28403.62      30959.04
    08/31/93      29287.92      32132.38
    09/30/93      29965.03      31884.96
    10/31/93      29161.59      32544.98
    11/30/93      27862.93      32235.80
    12/31/93      28655.31      32625.86
    01/31/94      30600.58      33735.14
    02/28/94      29489.82      32820.92
    03/31/94      28143.09      31389.92
    04/30/94      29211.80      31791.71
    05/31/94      30458.68      32313.10
    06/30/94      29739.55      31521.43
    07/31/94      30777.65      32555.33
    08/31/94      31856.34      33890.10
    09/30/94      29455.37      33059.79
    10/31/94      29298.79      33803.64
    11/30/94      27442.97      32572.51
    12/31/94      27610.11      33055.56
    01/31/95      29038.00      33912.69
    02/28/95      30882.09      35234.27
    03/31/95      31426.35      36274.03
    04/30/95      32412.43      37342.30
    05/31/95      34211.70      38834.87
    06/30/95      34371.77      39737.01
    07/31/95      35524.33      41054.68
    08/31/95      36907.39      41157.73

Let's say you invested $10,000 in Fidelity Select Financial Services Portfolio on August 31, 1985 and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $36,907 - a 269.07% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                         % OF FUND'S
                                         INVESTMENTS

American Express Co.                     5.6

Bank of New York Co., Inc.               5.1

Household International, Inc.            5.1

Beneficial Corp.                         5.0

Allstate Corp.                           4.8

First Bank System, Inc.                  4.7

Shawmut National Corp.                   4.7

Federal Home Loan Mortgage Corporation   4.7

Banc One Corp.                           4.4

Federal National Mortgage Association    4.3

TOP INDUSTRIES AS OF AUGUST 31, 1995
National Commercial Banks 37.4%
Personal Credit Institutions 10.1%
Federal & Federally
Sponsored Credit Agencies 9.0%
Financial Services 8.7%
Property-Casualty &
Reinsurance 6.3%
All Others 28.5%*
Row: 1, Col: 1, Value: 28.5
Row: 1, Col: 2, Value: 6.3
Row: 1, Col: 3, Value: 8.699999999999999
Row: 1, Col: 4, Value: 9.0
Row: 1, Col: 5, Value: 10.1
Row: 1, Col: 6, Value: 37.4
* INCLUDES SHORT-TERM INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Louis Salemy,
Portfolio Manager of Fidelity Select Financial Services Portfolio
Q. HOW HAS THE FUND PERFORMED, LOUIS?
A. The fund has done fairly well over the recent past. For the six months ended August 31, 1995, it outpaced the market, gaining 19.51% compared with a 16.81% return for the S&P 500. In the 12- month comparison, the fund trailed the index, returning 15.86% compared with the S&P 500's 21.45% gain.
Q. WHAT FACTORS CONTRIBUTED TO FUND PERFORMANCE?
A. The stabilization and slight lowering of interest rates probably played the biggest role in the fund's recent performance. Short-term rates were only down about 25 basis points during the period, but longer-term rates improved to a greater degree. Investors seemed to believe that improvements in the rate environment also would improve the fundamentals of many of the companies in the sector, and in many cases, this proved to be accurate. Lower rates probably had the greatest positive impact on the brokerage segment; they also helped spur new mortgage refinancing activity, which benefited companies that operate in the secondary mortgage market, such as Fannie Mae and Freddie Mac. At the same time, I should point out that a lot of what was gained in the period was simply a recapture of depressed valuations caused by the run-up in short-term interest rates during much of 1994.
Q. WERE THERE OTHER FACTORS THAT HELPED THE FUND?
A. Many companies in the sector have continued to reshape and reposition their businesses, and this kind of internal dynamics at certain individual companies had a positive impact on the fund. American Express, for example, has been focusing on cutting costs and growing its core businesses, instead of diversifying. Its cardholder base is growing again, its personal investment services business (American Express Financial Advisors) has been doing well in a higher stock market, the fundamentals of the company have been improving, and all of this has been reflected in a higher stock price. The fund also has benefited from acquisition activity, particularly in the banking sector, where names like Midlantic Bank - which the fund no longer owns - and Shawmut Bank have done quite well.
Q. WHAT OTHER NAMES DID YOU LIKE?
A. Among the bank group, there were three others that did especially well during the period. Bank of New York continues to be a strong contributor. As an asset-sensitive institution - one whose assets, or loans, tend to re-price more quickly than its liabilities, or deposits - the company showed good earnings during last year's rising rate environment, which eventually was reflected in a higher stock price. Bank of Boston is a similar story, although I recently liquidated the position. The company has had a phenomenal run, based on consistently strong earnings and takeover speculation. I also liked Banc One, which is a financial turnaround story.
Q. HAVE YOU MADE ANY MAJOR CHANGES IN INVESTMENT STRATEGY?
A. Nothing major. I've sold a number of the bank positions that have reached my price targets. Over time, I've been trying to diversify the fund. So what I'm seeking to own now are basically good, solid core financial institutions that don't appear to be subject to any takeover speculation and that have consistently generated higher returns than their peers. I generally like the portfolio the way it's currently structured and don't plan to make any changes in strategy right now.
Q. WHAT IS YOUR OUTLOOK FOR THE SECTOR AND FOR ITS FUTURE PERFORMANCE?
A. I'm somewhat concerned about the sector because I think valuations for a lot of the stocks are at their upper end. But as long as the rate environment remains positive, I think the fund should continue to do fairly well.

FUND FACTS
START DATE: December 10, 1981
TRADING SYMBOL: FIDSX
SIZE: as of August 31, 1995, more than
$171 million
MANAGER: Louis Salemy, since December
1994; manager, Fidelity Select Regional
Banks Portfolio, since December 1994;
manager, Fidelity Select Medical Delivery
Portfolio, 1993-1994; manager, Fidelity Select
Industrial Materials Portfolio, 1992-1994;
joined Fidelity in 1992
(checkmark)
FINANCIAL SERVICES PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 83.7%
 SHARES VALUE (NOTE 1)
BANKS - 37.4%
NATIONAL COMMERCIAL BANKS - 37.4%
Banc One Corp.   219,400 $ 7,377,322
Bank of New York Co., Inc.   195,334  8,497,029
BankAmerica Corp.   100,000  5,650,000
Comerica, Inc.   84,445  3,008,353
First Bank System, Inc.   172,400  7,865,750
First Chicago Corp.   85,800  5,437,575
First Union Corp.   1  50
Fleet Financial Group, Inc.   119,596  4,425,052
Mercantile Bancorporation, Inc.   22,050  997,763
Morgan (J.P.) & Co., Inc.   96,300  7,017,863
NBD Bancorp, Inc.   24,100  861,575
Shawmut National Corp.   240,000  7,770,000
Zions Bancorporation  58,000  3,204,500
  62,112,832
CREDIT & OTHER FINANCE - 18.8%
FINANCIAL SERVICES - 8.7%
American Express Co.   230,000  9,286,250
Equitable Companies, Inc.   200,000  5,150,000
  14,436,250
PERSONAL CREDIT INSTITUTIONS - 10.1%
Beneficial Corp.   167,900  8,248,088
Household International, Inc.   150,500  8,446,813
  16,694,901
TOTAL CREDIT & OTHER FINANCE   31,131,151
FEDERAL SPONSORED CREDIT - 9.0%
FEDERAL & FEDERALLY SPONSORED
CREDIT AGENCIES - 9.0%
Federal Home Loan Mortgage
Corporation  120,700  7,754,975
Federal National Mortgage Association  75,600  7,210,350
  14,965,325
INSURANCE - 13.3%
INSURANCE BROKERS & SERVICES - 3.4%
Alexander & Alexander Services, Inc.   250,000  5,781,250
LIFE INSURANCE - 3.6%
Providian Corp.   96,800  3,714,700
Torchmark Corp.   55,000  2,200,000
  5,914,700
PROPERTY-CASUALTY& REINSURANCE - 6.3%
Allstate Corp.   236,700  8,018,213
Travelers, Inc. (The)  49,633  2,382,384
  10,400,597
TOTAL INSURANCE   22,096,547
SAVINGS & LOANS - 2.1%
SAVINGS BANKS & SAVINGS & LOANS - 0.9%
Standard Federal Bancorporation, Inc.   39,300  1,532,700
SAVINGS BANKS, FEDERAL CHARTER - 1.2%
Ahmanson (H.F.) & Co.   82,900  1,968,875
TOTAL SAVINGS & LOANS   3,501,575
SECURITIES INDUSTRY - 1.8%
SECURITY & COMMODITY BROKERS - 1.8%
Morgan Stanley Group, Inc.   34,300  2,979,813

 SHARES VALUE (NOTE 1)
SERVICES - 1.3%
CREDIT REPORTING AGENCIES - 1.3%
First Financial Management Corp.   25,000 $ 2,234,090
TOTAL COMMON STOCKS
 (Cost $117,285,160)   139,021,333
REPURCHASE AGREEMENTS - 16.3%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 27,083,378  27,079,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $144,364,160)  $ 166,100,333
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggre-gated $68,796,866 and $75,288,901, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $40,395 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the period for which the loan was outstanding amounted to $1,601,000. The weighted average interest rate paid was 6.5% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $144,613,332. Net unrealized appreciation aggregated $21,487,001, of which $21,755,917 related to appreciated investment securities and $268,916 related to depreciated investment securities. FINANCIAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $27,079,000) (cost $144,364,160) -           $ 166,100,333
See accompanying schedule

Cash                                                                                                                 766

Receivable for fund shares sold                                                                                      16,202,382

Dividends receivable                                                                                                 282,250

Redemption fees receivable                                                                                           16,328

Other receivables                                                                                                    5,478

Prepaid expenses                                                                                                     12,205

 TOTAL ASSETS                                                                                                        182,619,742

LIABILITIES

Payable for investments purchased                                                                     $ 8,195,858

Payable for fund shares redeemed                                                                       2,690,069

Accrued management fee                                                                                 72,512

Other payables and accrued expenses                                                                    128,179

 TOTAL LIABILITIES                                                                                                   11,086,618

NET ASSETS                                                                                                          $ 171,533,124

Net Assets consist of:

Paid in capital                                                                                                     $ 141,943,940

Undistributed net investment income                                                                                  1,311,150

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  6,541,861

Net unrealized appreciation (depreciation) on investments                                                            21,736,173

NET ASSETS, for 2,975,687 shares outstanding                                                                        $ 171,533,124

NET ASSET VALUE and redemption price per share ($171,533,124 (divided by) 2,975,687 shares)                          $57.64

Maximum offering price per share (100/97.00 of $57.64)                                                              $59.42


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                             $ 1,676,645
Dividends

Interest                                                                                       663,336

 TOTAL INCOME                                                                                  2,339,981

EXPENSES

Management fee                                                                   $ 433,183

Transfer agent                                                                    558,536
Fees

 Redemption fees                                                                  (58,745
                                                                                 )

Accounting fees and expenses                                                      70,746

Non-interested trustees' compensation                                             555

Custodian fees and expenses                                                       7,666

Registration fees                                                                 12,205

Audit                                                                             10,878

Legal                                                                             384

Interest                                                                          290

Miscellaneous                                                                     983

 Total expenses before reductions                                                 1,036,681

 Expense reductions                                                               (7,722       1,028,959
                                                                                 )

NET INVESTMENT INCOME                                                                          1,311,022

REALIZED AND UNREALIZED GAIN (LOSS)                                                            6,787,271
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on investment securities                  15,527,232

NET GAIN (LOSS)                                                                                22,314,503

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 23,625,525

OTHER INFORMATION                                                                              $375,839
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                               $8,153
 by FDC

 Exchange fees withheld by FSC                                                                 $41,483


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                          $ 1,311,022     $ 1,646,581
Net investment income

 Net realized gain (loss)                                                                            6,787,271       9,348,163

 Change in net unrealized appreciation (depreciation)                                                15,527,232      (5,791,837
                                                                                                                    )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     23,625,525      5,202,907

Distributions to shareholders                                                                        -               (1,391,905
From net investment income                                                                                          )

 From net realized gain                                                                              -               (6,998,318
                                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                                 -               (8,390,223
                                                                                                                    )

Share transactions                                                                                   112,467,831     137,344,321
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       -               8,148,541

 Cost of shares redeemed                                                                             (117,775,019    (105,579,333
                                                                                                    )               )

 Paid in capital portion of redemption fees                                                          125,885         167,317

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             (5,181,303      40,080,846
                                                                                                    )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            18,444,222      36,893,530

NET ASSETS

 Beginning of period                                                                                 153,088,902     116,195,372

 End of period (including undistributed net investment income of $1,311,150 and $304,699,
respectively)                                                                                       $ 171,533,124   $ 153,088,902

OTHER INFORMATION
Shares

 Sold                                                                                                2,094,573       2,833,201

 Issued in reinvestment of distributions                                                             -               192,390

 Redeemed                                                                                            (2,293,218      (2,118,831
                                                                                                    )               )

 Net increase (decrease)                                                                             (198,645)       906,760



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                          $ 48.23     $ 51.24     $ 53.29     $ 42.42     $ 30.55    $ 28.28

Income from Investment Operations

 Net investment income                                        .49         .76         .29         .33         .54        .58

 Net realized and unrealized gain (loss)                      8.87        .87         5.02        14.30       11.35      1.67

 Total from investment operations                             9.36        1.63        5.31        14.63       11.89      2.25

Less Distributions                                            -           (.79) E     (.20)       (.51)       (.35)      (.52)
From net investment income

 From net realized gain                                       -           (3.93) E    (7.32)      (3.38)      -          -

 Total distributions                                          -           (4.72)      (7.52)      (3.89)      (.35)      (.52)

Redemption fees added to paid in capital                      .05         .08         .16         .13         .33        .54

Net asset value, end of period                                $ 57.64     $ 48.23     $ 51.24     $ 53.29     $ 42.42    $ 30.55

TOTAL RETURN B, C                                             19.51%      4.72%       10.85%      36.46%      40.31%     10.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 171,533   $ 153,089   $ 116,195   $ 214,612   $ 91,700   $ 35,962

Ratio of expenses to average net assets                       1.44% A     1.54%       1.63%       1.54% A     1.85%      2.49%

Ratio of expenses to average net assets before                1.45% A     1.56%       1.64%       1.54% A     1.85%      2.49%
expense reductions

Ratio of net investment income to average net assets          1.83% A     1.52%       .53%        .86% A      1.49%      2.22%

Portfolio turnover rate                                       113% A      107%        93%         100% A      164%       237%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL
 STATEMENTS).


HOME FINANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

HOME FINANCE              27.76%   23.75%   399.04%   534.66%

HOME FINANCE
(INCL. 3% SALES CHARGE)   23.93%   20.03%   384.07%   515.62%

S&P 500                   16.81%   21.45%   102.17%   265.41%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on December 16, 1985. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

HOME FINANCE              23.75%   37.92%   20.95%

HOME FINANCE
(INCL. 3% SALES CHARGE)   20.03%   37.08%   20.57%

S&P 500                   21.45%   15.12%   14.27%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
              Select Home FinanStandard & Poor's
     12/16/85          9700.00          10000.00
     12/31/85          9797.00          10080.42
     01/31/86         11378.10          10136.87
     02/28/86         12794.30          10895.11
     03/31/86         13065.90          11503.06
     04/30/86         12920.40          11373.07
     05/31/86         13065.90          11978.12
     06/30/86         14132.90          12180.55
     07/31/86         13259.90          11499.66
     08/31/86         13405.40          12352.93
     09/30/86         11804.90          11331.35
     10/31/86         12241.40          11985.16
     11/30/86         12464.50          12276.40
     12/31/86         12493.60          11963.36
     01/31/87         14423.90          13574.82
     02/28/87         15781.90          14111.03
     03/31/87         14841.00          14518.83
     04/30/87         14006.80          14389.62
     05/31/87         13521.80          14514.81
     06/30/87         13774.00          15247.80
     07/31/87         13725.50          16020.87
     08/31/87         14967.10          16618.45
     09/30/87         14006.80          16254.50
     10/31/87         11281.10          12753.28
     11/30/87         10359.60          11702.41
     12/31/87         11500.81          12592.97
     01/31/88         12887.84          13123.13
     02/29/88         12526.63          13734.67
     03/31/88         12179.88          13310.27
     04/30/88         12382.15          13458.01
     05/31/88         12367.70          13575.09
     06/30/88         13147.91          14198.19
     07/31/88         13379.08          14144.24
     08/31/88         13046.77          13663.33
     09/30/88         13711.39          14245.39
     10/31/88         14101.49          14641.41
     11/30/88         13393.53          14432.04
     12/31/88         13627.99          14684.60
     01/31/89         14770.98          15759.52
     02/28/89         15093.36          15367.10
     03/31/89         15166.63          15725.16
     04/30/89         15943.28          16541.29
     05/31/89         16632.01          17211.21
     06/30/89         16966.78          17113.11
     07/31/89         17557.96          18658.42
     08/31/89         18636.86          19024.13
     09/30/89         19331.49          18946.13
     10/31/89         16922.44          18506.58
     11/30/89         16375.61          18884.12
     12/31/89         14898.98          19337.33
     01/31/90         13663.83          18039.80
     02/28/90         14173.33          18272.51
     03/31/90         14204.21          18756.73
     04/30/90         13864.55          18287.82
     05/31/90         15176.89          20070.88
     06/30/90         15022.50          19934.40
     07/31/90         13725.59          19870.61
     08/31/90         12336.05          18074.30
     09/30/90         11270.73          17194.08
     10/31/90         10421.57          17120.15
     11/30/90         11548.64          18226.11
     12/31/90         12651.76          18734.62
     01/31/91         13861.93          19551.45
     02/28/91         15747.91          20949.38
     03/31/91         16470.87          21456.35
     04/30/91         17036.66          21507.85
     05/31/91         17743.90          22436.99
     06/30/91         16753.76          21409.37
     07/31/91         18545.44          22407.05
     08/31/91         19252.68          22938.10
     09/30/91         19095.52          22555.03
     10/31/91         18765.47          22857.27
     11/30/91         17901.07          21936.12
     12/31/91         20825.52          24445.61
     01/31/92         22877.84          23990.92
     02/29/92         24373.33          24302.81
     03/31/92         23959.69          23828.90
     04/30/92         24468.79          24529.47
     05/31/92         26887.03          24649.67
     06/30/92         26920.71          24282.39
     07/31/92         28244.42          25275.53
     08/31/92         26713.39          24757.39
     09/30/92         27143.99          25049.52
     10/31/92         27654.33          25137.20
     11/30/92         30493.13          25994.38
     12/31/92         32873.65          26314.11
     01/31/93         35232.15          26535.14
     02/28/93         35829.85          26896.02
     03/31/93         37106.03          27463.53
     04/30/93         35096.20          26798.91
     05/31/93         34495.57          27517.12
     06/30/93         35355.93          27596.92
     07/31/93         37628.58          27486.53
     08/31/93         39609.03          28528.27
     09/30/93         42141.41          28308.61
     10/31/93         42466.07          28894.59
     11/30/93         40566.79          28620.10
     12/31/93         41846.50          28966.40
     01/31/94         43678.57          29951.26
     02/28/94         42856.71          29139.58
     03/31/94         42051.97          27869.09
     04/30/94         43677.83          28225.82
     05/31/94         46371.77          28688.72
     06/30/94         47144.04          27985.85
     07/31/94         48185.70          28903.78
     08/31/94         49748.18          30088.84
     09/30/94         48042.02          29351.66
     10/31/94         45168.48          30012.07
     11/30/94         42833.73          28919.03
     12/31/94         42968.45          29347.90
     01/31/95         44862.04          30108.89
     02/28/95         48185.90          31282.24
     03/31/95         48105.32          32205.38
     04/30/95         50623.40          33153.82
     05/31/95         53624.95          34478.98
     06/30/95         54189.00          35279.93
     07/31/95         56364.61          36449.81
     08/31/95         61561.92          36541.30

Let's say you invested $10,000 in Fidelity Select Home Finance Portfolio on December 16, 1985, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $61,562 - a 515.62% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $36,541 over the same period - a 265.41% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

Standard Federal Bancorporation, Inc.   6.1

Astoria Financial Corp.                 5.3

FirstFed Michigan Corp.                 5.3

North Side Savings Bank                 4.1

Greenpoint Financial Corp.              3.9

Federal National Mortgage Association   3.8

Collective Bancorp, Inc.                3.2

Capstead Mortgage Corp.                 2.9

Long Island Bancorp, Inc.               2.5

Washington Mutual, Inc.                 2.5

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 25.9
Row: 1, Col: 2, Value: 4.1
Row: 1, Col: 3, Value: 5.7
Row: 1, Col: 4, Value: 6.3
Row: 1, Col: 5, Value: 21.0
Row: 1, Col: 6, Value: 37.0
Savings Banks &
Savings & Loans 37.0%
Savings Banks,
Federal Charter  21.0%
National Commercial
Banks 6.3%
Federal & Federally
Sponsored Credit
Agencies 5.7%
Bank Holding
Company Offices 4.1%
All Others 25.9%*
* INCLUDES SHORT-TERM INVESTMENTS
HOME FINANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




David Ellison,
Portfolio Manager
of Fidelity Select
Home Finance Portfolio
Q. HOW HAS THE FUND BEEN PERFORMING, DAVE?
A. Quite well, actually, particularly over the last six months. For the six-month period ended August 31, 1995, the fund returned 27.76%, well ahead of the S&P 500's 16.81% return. For the 12 months ended August 31, it was up 23.75%, compared with a 21.45% gain for the S&P 500.
Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE MARKET?
A. There were four major factors. First, the leveling off of interest rates from their large increases during much of 1994 had a net positive effect, particularly insofar as the market was discounting for higher rates that did not materialize. Second, there was above-average takeover activity that got investors excited and drove some stock prices higher. Third, there was continuing activity in stock-repurchase programs, which I see as a manifestation of a depository institutions industry that is in good health. Fourth, and more recently, there was a significant court ruling that may increase the book value and strengthen the balance sheets of certain institutions in the industry, which had the effect of giving stock prices for the entire group a nice lift.
Q. THE INDUSTRY HAS BEEN LOOKING PRETTY GOOD THEN . . .
A. Yes, from a fundamental point of view, I'd say things looked pretty healthy. Capital levels have been extraordinarily high. Credit quality and demand have been very good. And from an earnings point of view, in terms of the quality of balance sheets and income statements, I think the industry was as strong as I've seen it in the last 10-12 years.
Q. WERE THERE ANY NEGATIVE FACTORS AFFECTING THE INDUSTRY DURING THE
PERIOD?
A. The only real negative for the group as a whole has been that lending spreads - the difference between rates institutions charge for loans and what they pay for deposits - have been under pressure for the past 18 months or so. Even though interest rates stabilized in the first half of 1995, spreads have not yet improved in any bona fide way. Many institutions have been able to make up for this through increasing loan growth and by various cost-cutting programs, but the yield curve still has been somewhat flat.
Q. DO YOU EXPECT TO SEE BETTER SPREADS GOING FORWARD?
A. I think there could be some improvement in the next six months. The cost of funds has stabilized, and this should eventually have a positive effect on spreads. But the real question is how much of an impact will widening spreads have on earnings in the near term and how will that affect stock prices.
Q. WHAT IS YOUR OUTLOOK FOR THE INDUSTRY?
A. There has been a large run-up in industry stock prices recently, and I'm not sure how long it will last. Periods of appreciation are always followed by periods of correction, so I'd have to say I'm cautious in my outlook. I'm not sure what interest rates will do going forward. I believe that credit quality in the industry is currently pretty solid, but some observers are becoming concerned about growing levels of consumer loans held by the industry.
Q. HOW WILL THIS AFFECT YOUR INVESTMENT STRATEGY LOOKING AHEAD?
A. It really should not affect my game plan. I manage the portfolio in a very disciplined way. I don't make bets on yield curves and don't buy companies based on "good stories." I judge stocks mainly on their valuations. I buy on my analysis of a company's growth potential and its value relative to earnings or price-to-book ratio. This strategy allowed me to take advantage of a number of good values among smaller thrift institutions that converted to public ownership over the past year or so. I bought about 20 newly converted thrifts over the last 12 months, and even though they were all relatively small positions, they added a fair amount of horsepower to fund performance. I believe there will be a continuing trend toward thrift conversions, which means there are likely to be a number of new names to consider buying if their fundamentals look good.

FUND FACTS
START DATE: December 16, 1985
TRADING SYMBOL: FSVLX
SIZE: as of August 31, 1995, more than
$353 million
MANAGER: David Ellison, since December
1985; manager, Fidelity Select Financial
Services Portfolio, 1985-1987; Fidelity Select
Brokerage and Investment Management
Portfolio, 1987-1990; joined Fidelity in 1985.
(checkmark)
HOME FINANCE PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.7%
 SHARES VALUE (NOTE 1)
BANKS - 7.9%
COMMERCIAL BANKS - 0.7%
MLF Bancorp, Inc.   76,900 $ 1,826,367
Norwalk Savings Society (a)  15,000  283,125
  2,109,492
NATIONAL COMMERCIAL BANKS - 6.3%
Bank Atlantic Bancorp, Inc. (a)  2,750  51,563
Bank of New York Co., Inc.   46,100  2,005,350
Chase Manhattan Corp.   30,000  1,725,000
Citicorp  6,490  430,774
First Interstate Bancorp  52,900  5,051,950
NationsBank Corp.   50,000  3,068,750
PNC Financial Corp.   95,000  2,493,750
Peoples Heritage Financial Group, Inc.   196,800  4,009,800
Union Bank of San Francisco  27,500  1,409,375
  20,246,312
STATE BANKS FEDERAL RESERVE - 0.9%
Chemical Banking Corp.   40,000  2,330,000
TR Financial Corp.   30,000  678,750
  3,008,750
TOTAL BANKS   25,364,554
CONSTRUCTION - 0.3%
OPERATIVE BUILDERS - 0.3%
Kaufman & Broad Home Corp.   65,000  869,375
CREDIT & OTHER FINANCE - 5.3%
BANK HOLDING COMPANY OFFICES - 4.1%
First Keystone Financial, Inc. (a)  12,800  211,200
Greenpoint Financial Corp.   445,690  12,367,898
IBS Financial Corp.   33,400  501,000
  13,080,098
FINANCIAL SERVICES - 0.0%
Fidelity Federal Bank FSB Class A (a)  40,000  60,000
LOAN BROKERS - 0.3%
Aames Financial Corp.   40,000  1,090,000
MORTGAGE BANKERS - 0.9%
Countrywide Credit Industries, Inc.   98,900  2,175,800
First Financial Caribbean Corp.   7,743  113,241
Money Store, Inc.   10,000  656,250
  2,945,291
TOTAL CREDIT & OTHER FINANCE   17,175,389
FEDERAL SPONSORED CREDIT - 5.7%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 5.7%
Federal Home Loan Mortgage
 Corporation  93,700  6,020,225
Federal National Mortgage Association  127,100  12,122,163
  18,142,388
INSURANCE - 1.9%
INSURANCE BROKERS & SERVICES - 0.9%
Fidelity National Financial, Inc.   154,000  2,002,000
Stewart Information Services Corp.   45,000  843,750
  2,845,750
PROPERTY-CASUALTY & REINSURANCE - 1.0%
First American Financial Corp.   102,900  2,469,600
Old Republic International Corp.   24,200  668,525
  3,138,125
TOTAL INSURANCE   5,983,875

 SHARES VALUE (NOTE 1)
REAL ESTATE INVESTMENT TRUSTS - 4.0%
Capstead Mortgage Corp.   302,497 $ 9,377,407
Prime Multifamily, Inc.   37,800  590,625
Thornburg Mortgage Asset Corp.   185,000  2,751,875
  12,719,907
SAVINGS & LOANS - 60.6%
SAVINGS BANKS & SAVINGS & LOANS - 37.0%
Andover Bancorp, Inc.  6,900  146,625
Astoria Financial Corp.   395,400  17,002,200
Bankers Corp.   20,000  355,000
Cameron Financial Corp. (a)(b)  207,900  3,014,550
Charter One Financial Corp.   113,500  3,419,188
Coast Savings Financial, Inc. (a)  5,000  139,375
Collective Bancorp, Inc.   410,200  10,255,000
Commercial Federal Corp. (a)  140,000  4,935,000
Co-Operative Bank of Concord  99,600  1,718,100
First Federal Savings & Loan Association  44,700  888,413
First Financial Corp. of Wisconsin  126,300  2,494,425
FirstFed Michigan Corp.   476,450  16,854,419
FirstFed Financial Corp. (a)  230,600  3,804,900
Glendale Federal Bank FSB (a)  133,900  2,108,925
Golden West Financial Corp.   134,200  6,408,050
Great Western Financial Corp.   280,516  6,557,062
Loyola Capital Corp.   15,000  525,000
MidConn Bank  31,900  470,525
Monterey Bay Bancorp, Inc. (a)(b)   225,000  2,840,625
North Side Savings Bank (b)   452,292  13,116,468
Standard Federal Bancorporation, Inc.   501,400  19,554,600
Wells Financial Corp. (a)(b)  200,000  2,050,000
  118,658,450
SAVINGS BANKS, NO FEDERAL CHARTER - 2.9%
Avondale Financial Corp. (a)(b)   220,400  3,307,875
Farmers & Mechanics Bank (a)  52,500  892,500
First Republic Bancorp, Inc. (a)  14,200  195,250
Lakeview Financial Corp.   50,500  883,750
Northwest Savings Bank  55,000  1,182,500
Queens County Bancorp, Inc.   30,000  1,095,000
Springfield Institution for Savings (a)  101,800  1,590,625
Sterling Financial Corp. (a)  15,700  200,175
  9,347,675
SAVINGS BANKS, FEDERAL CHARTER - 20.7%
Ahmanson (H.F.) & Co.   168,953  4,012,634
Brooklyn Bancorp, Inc. (a)  112,500  4,204,688
Carver Federal Savings Bank (a)(b)  155,500  1,263,438
CenFed Financial Corp. (b)  249,250  5,795,063
Coastal Bancorp, Inc.   10,000  168,750
D & N Financial Corp. (a)  8,500  106,250
Dime Bancorp, Inc. (a)  246,236  2,985,612
HF Bancorp, Inc. (a)  40,400  388,850
HMN Financial, Inc. (a)   120,000  1,770,000
Haven Bancorp, Inc. (a)(b)  202,500  4,682,813
Long Island Bancorp, Inc.   319,980  8,119,493
Main Street Community Bancorp  95,000  1,615,000
Mississippi View Holding Co. (a)(b)  75,000  731,250
Pennfed Financial Services, Inc. (a)  94,900  1,387,913
Primary Bank (a)  84,200  1,199,850
Quaker City Bancorp (a)  199,900  2,723,638
RedFed Bancorp, Inc. (a)  109,400  1,011,950
Reliance BanCorp, Inc.   188,200  2,658,325
Roosevelt Financial Group, Inc.   20,000  362,500
SGV Bancorp, Inc.   75,000  703,125
Standard Financial, Inc. (a)  263,700  3,823,650
Teche Holding Co.   182,000  2,434,250
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SAVINGS & LOANS - CONTINUED
SAVINGS BANKS, FEDERAL CHARTER - CONTINUED
Washington Federal, Inc.   262,900 $ 6,112,425
Washington Mutual, Inc.   312,300  8,080,763
  66,342,230
TOTAL SAVINGS & LOANS   194,348,355
SECURITIES INDUSTRY - 0.6%
INVESTMENT MANAGERS - 0.6%
Duff & Phelps Credit Rating Co.   131,100  1,900,950
SERVICES - 0.4%
LEGAL SERVICES - 0.4%
Lawyers Title Corp.   94,500  1,393,875
TOTAL COMMON STOCKS
 (Cost $219,267,512)   277,898,668
NONCONVERTIBLE PREFERRED STOCKS - 0.3%
SAVINGS & LOANS - 0.3%
SAVINGS BANKS, FEDERAL CHARTER - 0.3%
First Nationwide Bank 11 1/2%
 (cost $1,076,250)  10,000  1,070,000
REPURCHASE AGREEMENTS - 13.0%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 41,614,727  41,608,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $261,951,762)  $ 320,576,668
LEGEND
1. Non-income producing
2. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Avondale Financial Corp.  $ - $ - $ - $ 3,307,875
Cameron Financial Corp.   606,239  -  -  3,014,550
Carver Federal Savings Bank   225,625  -  -  1,263,438
CenFed Financial Corp.   -  933,650  51,165  5,795,063
Mississippi View Holding Co.   191,875  -  -  731,250
Monterey Bay Bancorp, Inc.   288,750  -  -  2,840,625
Haven Bancorp, Inc.   -  -  -  4,682,813
North Side Savings Bank   410,413  -  243,468  13,116,468
Wells Financial Corp.   853,438  -  -  2,050,000
Totals  $ 2,576,340 $ 933,650 $ 294,633 $ 36,802,082
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $181,578,389 and $111,045,254, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $94,013 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $7,920,000 and $3,381,417, respectively. The weighted average interest rate paid was 6.3% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $262,029,769. Net unrealized appreciation aggregated $58,546,899, of which $59,239,149 related to appreciated investment securities and $692,250 related to depreciated investment securities.
The fund has elected to defer to its fiscal year ending February 28, 1996 $1,328,000 of losses recognized during the period November 1,1994 to February 28, 1995.
HOME FINANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $41,608,000) (cost $261,951,762) -           $ 320,576,668
See accompanying schedule

Cash                                                                                                                 522

Receivable for investments sold                                                                                      19,671

Receivable for fund shares sold                                                                                      42,313,064

Dividends receivable                                                                                                 428,579

Redemption fees receivable                                                                                           955

Other receivables                                                                                                    3,475

Prepaid expenses                                                                                                     22,195

 TOTAL ASSETS                                                                                                        363,365,129

LIABILITIES

Payable for investments purchased                                                                     $ 8,719,560

Payable for fund shares redeemed                                                                       1,308,401

Accrued management fee                                                                                 133,748

Other payables and                                                                                     193,387
accrued expenses

 TOTAL LIABILITIES                                                                                                   10,355,096

NET ASSETS                                                                                                          $ 353,010,033

Net Assets consist of:

Paid in capital                                                                                                     $ 276,245,676

Undistributed net investment income                                                                                  2,324,599

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  15,814,852

Net unrealized appreciation (depreciation) on investments                                                            58,624,906

NET ASSETS, for 11,549,925                                                                                          $ 353,010,033
shares outstanding

NET ASSET VALUE and redemption price per share ($353,010,033 (divided by) 11,549,925 shares)                        $30.56

Maximum offering price per share (100/97.00 of $30.56)                                                               $31.51


STATEMENT OF OPERATIONS



 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                                                    $ 2,644,065
Dividends (including $294,633 received from affiliated issuers)

Interest                                                                                                              1,426,765

 TOTAL INCOME                                                                                                         4,070,830

EXPENSES

Management fee                                                                                          $ 811,968

Transfer agent                                                                                           927,851
Fees

 Redemption fees                                                                                         (142,043
                                                                                                        )

Accounting fees and expenses                                                                             132,449

Non-interested trustees' compensation                                                                    985

Custodian fees and expenses                                                                              14,460

Registration fees                                                                                        22,195

Audit                                                                                                    12,012

Legal                                                                                                    563

Interest                                                                                                 7,076

Miscellaneous                                                                                            2,179

 Total expenses before reductions                                                                        1,789,695

 Expense reductions                                                                                      (43,543      1,746,152
                                                                                                        )

NET INVESTMENT INCOME                                                                                                 2,324,678

REALIZED AND UNREALIZED GAIN (LOSS)                                                                                   17,092,253
Net realized gain (loss) on investment securities (including realized gain (loss) of $503,598 on sales of investment in affiliated issuers)

Change in net unrealized appreciation (depreciation) on investment securities                                         43,455,810

NET GAIN (LOSS)                                                                                                       60,548,063

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ 62,872,741

OTHER INFORMATION                                                                                                     $1,135,474
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                                                      $671
 by FDC

 Exchange fees withheld by FSC                                                                                        $115,125


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                          $ 2,324,678     $ 1,608,322
Net investment income

 Net realized gain (loss)                                                                            17,092,253      20,398,138

 Change in net unrealized appreciation (depreciation)                                                43,455,810      (3,449,716
                                                                                                                    )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     62,872,741      18,556,744

Distributions to shareholders                                                                        -               (641,452
From net investment income                                                                                          )

 From net realized gain                                                                              -               (19,377,299
                                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                                 -               (20,018,751
                                                                                                                    )

Share transactions                                                                                  376,180,036     425,502,908
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       -               19,534,918

 Cost of shares redeemed                                                                            (316,271,025    (369,762,089
                                                                                                    )               )

 Paid in capital portion of redemption fees                                                         304,066         547,208

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            60,213,077      75,822,945

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           123,085,818     74,360,938

NET ASSETS

 Beginning of period                                                                                 229,924,215     155,563,277

 End of period (including undistributed net investment income of $2,324,599 and $963,664,
respectively)                                                                                      $ 353,010,033   $ 229,924,215

OTHER INFORMATION
Shares

 Sold                                                                                                14,042,559      16,880,752

 Issued in reinvestment of distributions                                                             -               895,378

 Redeemed                                                                                            (12,104,746     (14,378,596
                                                                                                    )               )

 Net increase (decrease)                                                                            1,937,813       3,397,534



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 23.92     $ 25.03     $ 22.18     $ 15.38     $ 10.84    $ 8.98

Income from Investment Operations

 Net investment income                                   .23         .20         .03         .09         .05        .16

 Net realized and unrealized gain (loss)                 6.38        2.34        4.15        6.80        4.40       1.69

 Total from investment operations                        6.61        2.54        4.18        6.89        4.45       1.85

Less Distributions                                       -           (.12)       (.01)       (.01)       (.14)      (.14)
From net investment income

 From net realized gain                                  -           (3.60)      (1.40)      (.28)       -          -

 Total distributions                                     -           (3.72)      (1.41)      (.29)       (.14)      (.14)

Redemption fees added to paid in capital                 .03         .07         .08         .20         .23        .15

Net asset value, end of period                          $ 30.56     $ 23.92     $ 25.03     $ 22.18     $ 15.38    $ 10.84

TOTAL RETURN B, C                                        27.76%      12.43%      19.61%      46.43%      43.62%     22.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 353,010   $ 229,924   $ 155,563   $ 337,903   $ 49,405   $ 8,782

Ratio of expenses to average net assets                  1.30% A     1.45%       1.58%       1.55% A     2.08%      2.50%

Ratio of expenses to average net assets before           1.33% A     1.47%       1.58%       1.55% A     2.08%      2.82%
expense reductions

Ratio of net investment income to average net assets     1.73% A     .80%        .11%        .61% A      .40%       1.78%

Portfolio turnover rate                                  100% A      124%        95%         61% A       134%       159%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF
NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


INSURANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

INSURANCE                 14.57%   19.97%   127.98%   210.46%

INSURANCE
(INCL. 3% SALES CHARGE)   11.13%   16.37%   121.14%   201.15%

S&P 500                   16.81%   21.45%   102.17%   265.41%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on December 16, 1985. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

INSURANCE                 19.97%   17.92%   12.37%

INSURANCE
(INCL. 3% SALES CHARGE)   16.37%   17.20%   12.02%

S&P 500                   21.45%   15.12%   14.27%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
              Select InsurStandard & P
     12/16/85     9700.00    10000.00
     12/31/85     9884.30    10080.42
     01/31/86    10660.30    10136.87
     02/28/86    11475.10    10895.11
     03/31/86    12018.30    11503.06
     04/30/86    11649.70    11373.07
     05/31/86    12299.60    11978.12
     06/30/86    12241.40    12180.55
     07/31/86    11824.30    11499.66
     08/31/86    12901.00    12352.93
     09/30/86    11222.90    11331.35
     10/31/86    11106.50    11985.16
     11/30/86    10737.90    12276.40
     12/31/86    10640.90    11963.36
     01/31/87    11387.80    13574.82
     02/28/87    12590.60    14111.03
     03/31/87    11950.40    14518.83
     04/30/87    10961.00    14389.62
     05/31/87    10815.50    14514.81
     06/30/87    11164.70    15247.80
     07/31/87    11271.40    16020.87
     08/31/87    12086.20    16618.45
     09/30/87    12086.20    16254.50
     10/31/87     9816.40    12753.28
     11/30/87     9127.70    11702.41
     12/31/87     9347.08    12592.97
     01/31/88    10066.08    13123.13
     02/29/88    10056.23    13734.67
     03/31/88     9819.85    13310.27
     04/30/88     9750.90    13458.01
     05/31/88    10016.83    13575.09
     06/30/88    10469.91    14198.19
     07/31/88    10519.15    14144.24
     08/31/88    10627.50    13663.33
     09/30/88    10991.92    14245.39
     10/31/88    10942.68    14641.41
     11/30/88    10706.29    14432.04
     12/31/88    10973.61    14684.60
     01/31/89    11807.80    15759.52
     02/28/89    11887.25    15367.10
     03/31/89    12165.32    15725.16
     04/30/89    12562.55    16541.29
     05/31/89    12632.07    17211.21
     06/30/89    12910.01    17113.11
     07/31/89    13994.13    18658.42
     08/31/89    14421.81    19024.13
     09/30/89    14620.73    18946.13
     10/31/89    15098.15    18506.58
     11/30/89    15505.94    18884.12
     12/31/89    15125.05    19337.33
     01/31/90    13841.23    18039.80
     02/28/90    14232.39    18272.51
     03/31/90    14162.18    18756.73
     04/30/90    13670.72    18287.82
     05/31/90    14924.45    20070.88
     06/30/90    14964.57    19934.40
     07/31/90    14743.92    19870.61
     08/31/90    13209.35    18074.30
     09/30/90    12065.94    17194.08
     10/31/90    11584.51    17120.15
     11/30/90    13119.08    18226.11
     12/31/90    13640.63    18734.62
     01/31/91    14372.81    19551.45
     02/28/91    15827.14    20949.38
     03/31/91    16870.25    21456.35
     04/30/91    16779.98    21507.85
     05/31/91    17201.24    22436.99
     06/30/91    16131.95    21409.37
     07/31/91    16730.93    22407.05
     08/31/91    16629.41    22938.10
     09/30/91    16791.85    22555.03
     10/31/91    17299.46    22857.27
     11/30/91    17147.18    21936.12
     12/31/91    18644.06    24445.61
     01/31/92    18623.69    23990.92
     02/29/92    19122.90    24302.81
     03/31/92    18847.82    23828.90
     04/30/92    18368.99    24529.47
     05/31/92    18613.50    24649.67
     06/30/92    19002.90    24282.39
     07/31/92    20079.59    25275.53
     08/31/92    19491.30    24757.39
     09/30/92    20523.58    25049.52
     10/31/92    21400.47    25137.20
     11/30/92    22133.06    25994.38
     12/31/92    22839.20    26314.11
     01/31/93    23794.11    26535.14
     02/28/93    24243.48    26896.02
     03/31/93    25524.18    27463.53
     04/30/93    24916.83    26798.91
     05/31/93    24275.05    27517.12
     06/30/93    24534.02    27596.92
     07/31/93    25389.72    27486.53
     08/31/93    26684.54    28528.27
     09/30/93    26774.62    28308.61
     10/31/93    25997.72    28894.59
     11/30/93    24410.16    28620.10
     12/31/93    24706.64    28966.40
     01/31/94    25039.68    29951.26
     02/28/94    23941.88    29139.58
     03/31/94    22819.41    27869.09
     04/30/94    23066.11    28225.82
     05/31/94    24126.90    28688.72
     06/30/94    23991.22    27985.85
     07/31/94    24435.27    28903.78
     08/31/94    25101.35    30088.84
     09/30/94    24928.66    29351.66
     10/31/94    24620.29    30012.07
     11/30/94    23374.48    28919.03
     12/31/94    24620.29    29347.90
     01/31/95    25508.40    30108.89
     02/28/95    26285.49    31282.24
     03/31/95    26704.88    32205.38
     04/30/95    26951.59    33153.82
     05/31/95    27544.75    34478.98
     06/30/95    28409.77    35279.93
     07/31/95    29262.44    36449.81
     08/31/95    30115.10    36541.30

Let's say you invested $10,000 in Fidelity Select Insurance Portfolio on December 16, 1985, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $30,115 - a 201.15% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $36,541 over the same period - a 265.41% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                         % OF FUND'S
                                         INVESTMENTS

Federal Home Loan Mortgage Corporation   7.4

General Re Corp.                         5.8

Allstate Corp.                           5.5

Equitable Iowa Companies                 5.3

Aetna Life & Casualty Co.                5.1

Conseco, Inc.                            4.9

National Re Corp.                        4.7

American International Group, Inc.       4.7

Triad Guaranty, Inc.                     3.8

Gryphon Holdings, Inc.                   3.2

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 28.9
Row: 1, Col: 2, Value: 7.1
Row: 1, Col: 3, Value: 7.4
Row: 1, Col: 4, Value: 10.2
Row: 1, Col: 5, Value: 46.4
Property-Casualty &
Reinsurance 46.4%
Life Insurance  10.2%
Federal & Federally Sponsored
Credit Agencies  7.4%
Insurance Brokers &
Services 7.1%
All Others 28.9%*

* INCLUDES SHORT-TERM INVESTMENTS
28.9
INSURANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Michael Tempero,
Portfolio Manager
of Fidelity Select
Insurance Portfolio
Q. HOW HAS THE FUND BEEN PERFORMING, MIKE?
A. It's done pretty well, but the insurance sector as a whole has been struggling just to stay even with the broad market. For the six months ended August 31, 1995, Select Insurance had a total return of 14.57%, compared with the S&P 500's 16.81% gain; for the 12 months ended August 31, the fund was up by 19.97%, again slightly lower than the S&P, which had a 21.45% return over the same period.
Q. EXPECTATIONS FOR FALLING INTEREST RATES HELPED THE SECTOR RALLY SOMEWHAT LAST FALL. WERE RATES ALSO A FACTOR IN DRIVING RECENT PERFORMANCE?
A. Yes, the stable and somewhat lower rate environment has had a positive effect on performance. Lower rates have contributed to a generally stronger bond market over the past six months, and this has been reflected in higher stock prices for many stocks in the group. The reason for this is that insurance companies' portfolios are typically quite heavily invested in bonds; thus, when bond prices strengthen (as they do when interest rates decline), company assets grow in value, increasing their earnings, which the market often rewards with higher stock prices.
Q. WHAT STOCKS DID WELL FOR YOU?
A. The fund's large-company stocks - Aetna and Allstate, for example - generally performed quite well as rates turned. But there were other, more fundamental, company-specific factors that also helped performance. Aetna, for instance, is actively working to create more shareholder value. It has been replenishing reserves for environmental exposure in its property and casualty business. It has gone through various cost-cutting programs, and is considering new ways to configure its businesses to create better value for shareholders. Allstate began to show a nice rebound from a tough 1994, when it was hit with huge claims from the California earthquake. The company is planning to expand its auto insurance business, which it believes should show increasing profit potential as a maturing population and safer cars improve the economics of this business.
Q. WHERE ELSE DID YOU FIND OPPORTUNITIES?
A. American Express was one of the top contributors to fund performance. The company is seeing good success in turning around its credit card business, and its stock has had a good run over the recent past. I sold the position during the period and took some nice profit. Insurance names that did well included TIG Holdings (Transamerica), Conseco, and General Re, a reinsurer, whose recent acquisition of a European firm shows good prospects for future growth.
Q. ANY BIG DISAPPOINTMENTS?
A. Nothing big, but there were some names - mostly smaller companies - that didn't perform as well as I'd hoped. Crop Growers Corp., for instance, which writes crop/hail insurance for farmers, showed some weakness when its earnings failed to meet the expectations that were built into its stock price. Alexander & Alexander, an insurance broker, didn't really do much during the period, although I continue to like the stock's prospects going forward. For a number of the stocks that didn't do especially well, it wasn't so much that their fundamentals were poor, but more a case of the market moving toward names whose stocks were rising faster in the positive interest rate environment.
Q. MIKE, YOU STARTED MANAGING THE FUND ONLY ABOUT SIX MONTHS AGO. WHAT CHANGES IN STRATEGY DID YOU MAKE?
A. Since taking over the fund, I've emphasized a bottom-up approach to analyzing the industry. That is, I've been selecting stocks one at a time based on visits with a lot of companies and seeking out the best values and growth stories. I've also done some repositioning around the theme of mortgage insurance, a business that is benefiting from the recent bounce in the housing market and from more stringent requirements for mortgage insurance.
Q. WHAT'S YOUR VIEW TO THE FUTURE?
A. I'm somewhat cautious. There has been no real improvement in the underlying fundamentals of supply and demand in the insurance market. Even though many stocks have done well in the current declining rate environment (and probably can continue doing well for a while), there's likely to be more value in the sector when industry fundamentals are improving. So I'll continue to look for value-oriented stocks in segments of the industry, like mortgage insurance, for instance, where fundamentals are getting better.

FUND FACTS
START DATE: December 16, 1985
TRADING SYMBOL: FSPCX
SIZE: as of August 31, 1995, more than
$15 million
MANAGER: Michael Tempero, since February
1995; equity analyst, insurance industry;
analyst, domestic oil and gas exploration and production, conglomerates and household products, 1993-1995; joined Fidelity in 1993.
(checkmark)
INSURANCE PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.3%
 SHARES VALUE (NOTE 1)
BANKS - 4.2%
NATIONAL COMMERCIAL BANKS - 4.2%
BankAmerica Corp.   5,000 $ 282,500
Mercantile Bancorporation, Inc.   7,000  316,750
Merchants Bancorp  2,000  52,000
  651,250
COMPUTER SERVICES & SOFTWARE - 3.2%
PREPACKAGED COMPUTER SOFTWARE - 3.2%
Policy Management Systems Corp. (a)  10,000  495,000
CREDIT & OTHER FINANCE - 3.8%
MORTGAGE BANKERS - 3.8%
Triad Guaranty, Inc. (a)  25,500  596,063
FEDERAL SPONSORED CREDIT - 7.4%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 7.4%
Federal Home Loan Mortgage
Corporation  17,900  1,150,075
INSURANCE - 71.7%
INSURANCE BROKERS & SERVICES - 7.1%
Alexander & Alexander Services, Inc.   20,000  462,500
Crop Growers Corp. (a)  13,000  178,750
Frontier Insurance Group, Inc.  16,000  464,000
  1,105,250
INSURANCE CARRIERS - 1.1%
AMBAC, Inc.   1,000  42,250
MBIA, Inc.   1,000  68,000
MGIC Investment Corp.   1,000  56,000
  166,250
LIFE INSURANCE - 10.2%
Conseco, Inc.   15,000  753,750
Equitable Iowa Companies  22,000  819,500
  1,573,250
MULTI-LINE INSURANCE - 6.9%
Aetna Life & Casualty Co.   11,500  784,875
CIGNA Corp.   2,000  193,500
CNA Financial Corp.   1,000  95,875
  1,074,250
PROPERTY-CASUALTY & REINSURANCE - 46.4%
ACE Ltd.   15,000  461,250
Allstate Corp.   25,000  846,875
American International Group, Inc.   9,000  725,625
Berkley (W.R.) Corp.   7,000  300,125
Chubb Corp. (The)  5,000  456,250
Enhance Financial Services Group Corp.   5,000  101,250
Fremont General Corp.   2,000  54,500
General Re Corp.   6,000  891,750
Gryphon Holdings, Inc. (a)  35,000  503,125
NAC Re Corp.   13,000  474,500
National Re Corp.   23,000  730,249
Old Republic International Corp.   14,100  389,513
Renaissance RE Holdings (a)  5,000  122,500
SAFECO Corp.   1,000  64,625
St. Paul Companies, Inc. (The)  3,000  162,750
Selective Insurance Group, Inc.   14,500  496,625
TIG Holdings, Inc.   15,500  397,188
  7,178,700
TOTAL INSURANCE   11,097,700
TOTAL COMMON STOCKS
 (Cost $12,734,977)   13,990,088
REPURCHASE AGREEMENTS - 9.7%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $1,497,242  $ 1,497,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $14,231,977)  $ 15,487,088
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $9,390,161 and $17,308,988, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,083 for the period
(see Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $2,042,000 and $1,168,385, respectively. The weighted average interest rate paid was 6.5% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $14,247,036. Net unrealized appreciation aggregated $1,240,052, of which $1,315,146 related to appreciated investment securities and $75,094 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $938,000 which will expire on February 28, 2003.
On October 26, 1990, the fund acquired all of the assets of Life Insurance Portfolio in a tax-free exchange for shares of Insurance portfolio. Life Insurance Portfolio has a capital loss carryover of approximately $97,000 available to offset future realized capital gains in Insurance Portfolio, to the extent provided by regulations.
The fund has elected to defer to its fiscal year ending February 28, 1996 $77,000 of losses recognized during the period November 1,1994 to February 28, 1995.
INSURANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $1,497,000) (cost $14,231,977) - See          $ 15,487,088
accompanying schedule

Cash                                                                                                                  954

Receivable for investments sold                                                                                       1,598,968

Receivable for fund shares sold                                                                                       928,798

Dividends receivable                                                                                                  15,025

Redemption fees receivable                                                                                            545

Other receivables                                                                                                    2,046

Prepaid expenses                                                                                                      4,824

 TOTAL ASSETS                                                                                                        18,038,248

LIABILITIES

Payable for investments purchased                                                                      $ 2,534,612

Payable for fund shares redeemed                                                                       134,413

Accrued management fee                                                                                 6,744

Other payables and accrued expenses                                                                     34,846

 TOTAL LIABILITIES                                                                                                   2,710,615

NET ASSETS                                                                                                          $ 15,327,633

Net Assets consist of:

Paid in capital                                                                                                     $ 13,053,619

Undistributed net investment income                                                                                  1,074

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  1,017,829

Net unrealized appreciation (depreciation) on investments                                                            1,255,111

NET ASSETS, for 629,080                                                                                             $ 15,327,633
shares outstanding

NET ASSET VALUE and redemption price per share ($15,327,633 (divided by) 629,080 shares)                             $24.37

Maximum offering price per share (100/97.00 of $24.37)                                                               $25.12


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                           $ 131,766
Dividends

Interest                                                                                     19,085

 TOTAL INCOME                                                                                150,851

EXPENSES

Management fee                                                                   $ 46,328

Transfer agent                                                                    64,865
Fees

 Redemption fees                                                                  (9,046
                                                                                 )

Accounting fees and expenses                                                      22,671

Non-interested trustees' compensation                                             62

Custodian fees and expenses                                                       6,635

Registration fees                                                                 4,824

Audit                                                                             8,232

Legal                                                                             45

Interest                                                                          2,753

Miscellaneous                                                                     764

 Total expenses before reductions                                                 148,133

 Expense reductions                                                               (3,224     144,909
                                                                                 )

NET INVESTMENT INCOME                                                                        5,942

REALIZED AND UNREALIZED GAIN (LOSS)                                                          2,055,315
Net realized gain (loss) on
investment securities

Change in net unrealized appreciation (depreciation) on investment securities                (119,900
                                                                                            )

NET GAIN (LOSS)                                                                              1,935,415

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $ 1,941,357

OTHER INFORMATION                                                                            $40,310
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                             $5,834
 by FDC

 Exchange fees withheld by FSC                                                               $6,720


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                            $ 5,942        $ 25,733
Net investment income

 Net realized gain (loss)                                                                              2,055,315      (1,038,394
                                                                                                                     )

 Change in net unrealized appreciation (depreciation)                                                  (119,900       1,757,862
                                                                                                      )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       1,941,357      745,201

Distributions to shareholders from net investment income                                               (30,601        -
                                                                                                      )

Share transactions                                                                                     7,402,124      33,064,318
Net proceeds from sales of shares

 Reinvestment of distributions                                                                         29,922         -

 Cost of shares redeemed                                                                               (15,859,190    (30,429,283
                                                                                                      )              )

 Paid in capital portion of redemption fees                                                            5,711          39,347

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                               (8,421,433     2,674,382
                                                                                                      )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                              (6,510,677     3,419,583
                                                                                                      )

NET ASSETS

 Beginning of period                                                                                   21,838,310     18,418,727

 End of period (including undistributed net investment income of $1,074 and $25,733, respectively)    $ 15,327,633   $ 21,838,310

OTHER INFORMATION
Shares

 Sold                                                                                                  324,862        1,639,929

 Issued in reinvestment of distributions                                                               1,373          -

 Redeemed                                                                                              (722,164       (1,564,065
                                                                                                      )              )

 Net increase (decrease)                                                                               (395,929)      75,864



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                              $ 21.31    $ 19.41    $ 21.58    $ 18.03    $ 16.73   $ 13.63

Income from Investment Operations

 Net investment income (loss)                                     .01        .05        -          (.04)      .04       .23

 Net realized and unrealized gain (loss)                          3.08       1.78       (.24)      5.12       1.48      2.83

 Total from investment operations                                 3.09       1.83       (.24)      5.08       1.52      3.06

Less Distributions                                                (.04)      -          (.01)      -          (.26)     -
From net investment income

 In excess of net investment income                               -          -          -          (.03)      -         -

 From net realized gain                                           -          -          (1.96)     (1.71)     -         -

 Total distributions                                              (.04)      -          (1.97)     (1.74)     (.26)     -

Redemption fees added to paid in capital                          .01        .07        .04        .21        .04       .04

Net asset value, end of period                                    $ 24.37    $ 21.31    $ 19.41    $ 21.58    $ 18.03   $ 16.73

TOTAL RETURN B, C                                                 14.57%     9.79%      (1.24)%    31.98%     9.47%     22.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 15,328   $ 21,838   $ 18,419   $ 26,367   $ 2,573   $ 2,176

Ratio of expenses to average net assets                           1.89% A    2.34%      1.93%      2.49% A    2.47%     2.49%

Ratio of expenses to average net assets before                    1.93% A    2.36%      1.93%      2.52% A    2.71%     2.73%
expense reductions

Ratio of net investment income (loss) to average net              .08% A     .25%       (.02)%     (.26)%     .22%      1.58%
assets                                                                                               A

Portfolio turnover rate                                            126% A     265%       101%       81% A      112%      98%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


REGIONAL BANKS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

REGIONAL BANKS            20.16%   16.01%   279.30%   281.33%

REGIONAL BANKS
(INCL. 3% SALES CHARGE)   16.55%   12.53%   267.92%   269.89%

S&P 500                   16.81%   21.45%   102.17%   201.52%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on June 30, 1986. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

REGIONAL BANKS            16.01%   30.56%   15.70%

REGIONAL BANKS
(INCL. 3% SALES CHARGE)   12.53%   29.76%   15.32%

S&P 500                   21.45%   15.12%   12.78%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
              Select RegionalStandard & Poor's
     06/30/86        9700.00         10000.00
     07/31/86        9040.40          9488.77
     08/31/86        9379.90         10192.84
     09/30/86        8361.40          9349.89
     10/31/86        8574.80          9889.38
     11/30/86        8545.70         10129.69
     12/31/86        8283.80          9871.39
     01/31/87        8894.90         11201.06
     02/28/87        9486.60         11643.50
     03/31/87        9506.00         11980.00
     04/30/87        8933.70         11873.38
     05/31/87        8982.20         11976.68
     06/30/87        9302.30         12581.50
     07/31/87        9302.30         13219.38
     08/31/87        9729.10         13712.46
     09/30/87        9476.90         13412.16
     10/31/87        7924.90         10523.18
     11/30/87        7672.70          9656.07
     12/31/87        8031.30         10390.90
     01/31/88        8599.97         10828.35
     02/29/88        8819.46         11332.96
     03/31/88        9019.00         10982.77
     04/30/88        8919.23         11104.68
     05/31/88        9078.86         11201.29
     06/30/88        9717.37         11715.43
     07/31/88        9767.25         11670.91
     08/31/88        9637.56         11274.10
     09/30/88       10006.70         11754.37
     10/31/88       10126.42         12081.14
     11/30/88        9877.00         11908.38
     12/31/88       10095.78         12116.78
     01/31/89       10736.78         13003.73
     02/28/89       10897.03         12679.94
     03/31/89       11794.44         12975.38
     04/30/89       12104.25         13648.80
     05/31/89       13033.71         14201.58
     06/30/89       12816.91         14120.63
     07/31/89       13957.63         15395.72
     08/31/89       14302.00         15697.48
     09/30/89       14420.37         15633.12
     10/31/89       13085.95         15270.43
     11/30/89       13064.43         15581.95
     12/31/89       12785.92         15955.91
     01/31/90       11633.93         14885.27
     02/28/90       12112.98         15077.29
     03/31/90       11816.42         15476.84
     04/30/90       11143.48         15089.92
     05/31/90       11919.08         16561.19
     06/30/90       11451.44         16448.57
     07/31/90       10755.68         16395.93
     08/31/90        9751.97         14913.74
     09/30/90        8565.77         14187.44
     10/31/90        8314.84         14126.44
     11/30/90        9421.20         15039.00
     12/31/90       10143.16         15458.59
     01/31/91       10816.28         16132.59
     02/28/91       11733.11         17286.07
     03/31/91       12394.62         17704.39
     04/30/91       13230.21         17746.88
     05/31/91       14089.02         18513.55
     06/30/91       13253.42         17665.63
     07/31/91       14355.94         18488.84
     08/31/91       15388.83         18927.03
     09/30/91       15087.09         18610.95
     10/31/91       15713.78         18860.33
     11/30/91       14994.24         18100.26
     12/31/91       16816.65         20170.93
     01/31/92       17868.45         19795.75
     02/29/92       19311.63         20053.10
     03/31/92       19042.56         19662.06
     04/30/92       20155.52         20240.13
     05/31/92       21011.64         20339.30
     06/30/92       21221.29         20036.25
     07/31/92       21245.91         20855.73
     08/31/92       20113.45         20428.19
     09/30/92       21048.96         20669.24
     10/31/92       21947.54         20741.58
     11/30/92       23744.70         21448.87
     12/31/92       24976.49         21712.69
     01/31/93       26017.18         21895.08
     02/28/93       26826.61         22192.85
     03/31/93       27970.08         22661.12
     04/30/93       26530.16         22112.72
     05/31/93       26270.83         22705.34
     06/30/93       27736.08         22771.19
     07/31/93       27813.88         22680.10
     08/31/93       28202.89         23539.68
     09/30/93       29175.40         23358.43
     10/31/93       27606.41         23841.94
     11/30/93       26737.63         23615.45
     12/31/93       27767.00         23901.19
     01/31/94       29386.34         24713.83
     02/28/94       28560.79         24044.09
     03/31/94       28084.51         22995.77
     04/30/94       29572.73         23290.11
     05/31/94       31050.56         23672.07
     06/30/94       30279.52         23092.10
     07/31/94       31082.69         23849.53
     08/31/94       31885.86         24827.36
     09/30/94       29990.38         24219.09
     10/31/94       29861.87         24764.01
     11/30/94       27934.26         23862.11
     12/31/94       27827.58         24215.98
     01/31/95       29229.22         24843.91
     02/28/95       30784.69         25812.07
     03/31/95       31041.09         26573.79
     04/30/95       31810.28         27356.38
     05/31/95       33895.64         28449.82
     06/30/95       34322.96         29110.71
     07/31/95       35656.23         30076.02
     08/31/95       36989.49         30151.51

Let's say you invested $10,000 in Fidelity Select Regional Banks Portfolio on June 30, 1986, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $36,989 - a 269.89% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $30,152 over the same period - a 201.52% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                             % OF FUND'S
                             INVESTMENTS

American Express Co.         4.9

First Bank System, Inc.      4.9

Shawmut National Corp.       4.9

Bank of New York Co., Inc.   4.8

Crestar Financial Corp.      4.7

BankAmerica Corp.            4.5

First Chicago Corp.          4.4

NBD Bancorp, Inc.            4.4

Banc One Corp.               4.2

Morgan (J.P.) & Co., Inc.    4.0

TOP REGIONS AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 31.8
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 6.2
Row: 1, Col: 4, Value: 8.9
Row: 1, Col: 5, Value: 21.1
Row: 1, Col: 6, Value: 27.3
Northeast 27.3%
Midwest 21.1%
Mid-Atlantic 8.9%
West 6.2%
Multi-Regional 4.7%
All Others 31.8%*
* INCLUDES SHORT-TERM INVESTMENTS
REGIONAL BANKS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Louis Salemy,
Portfolio Manager of
Fidelity Select Regional Banks Portfolio
Q. HOW HAS THE FUND BEEN DOING, LOUIS?
A. Performance generally has been good, particularly of late. For the six months ended August 31, 1995, the fund outperformed the broad market, gaining 20.16% compared with the S&P 500's 16.81% return. For the 12 months ended August 31, it lagged the average a bit, showing a 16.01% gain versus the S&P 500's total return of 21.45%.
Q. WHAT WERE THE MAJOR FACTORS THAT INFLUENCED FUND PERFORMANCE?
A. A lot of the gain in regional banks simply has been a rebound from the second half of 1994, when the group really was out of favor, due in large part to the negative effects of higher interest rates on lending spreads and earnings. The fundamentals remained fairly strong during this period for a number of the names in the group, and credit quality never became an issue. So when the rate environment began to stabilize earlier this year, regional bank stocks started to move higher, based initially on an improving interest rate scenario and subsequently, in many cases, on real or anticipated takeover activity.
Q. BANK OF BOSTON, YOUR TOP HOLDING SIX MONTHS AGO, IS NO LONGER IN THE PORTFOLIO. WHY?
A. Bank of Boston has had a phenomenal run over the past several quarters. It turned in very strong earnings, even when rates were high, and the stock also has received a substantial lift from recent takeover speculation. I sold the position because I thought the stock was valued quite high and because I questioned whether a buyer would pay a high premium to acquire the Bank of Boston franchise. In any event, Bank of Boston was one of the top contributors to fund performance during the period.
Q. WHAT OTHER REGIONAL BANKS HAVE DONE WELL FOR YOU THIS YEAR?
A. Midlantic Bank - which I've since sold - and Shawmut National, both of which are in the process of being taken over by larger institutions, were top performers in both the six months and full-year comparisons. So too was Bank of New York, which has been generating good results from its fee-based processing businesses and has been very profitable.
Q. WHAT STOCKS ARE YOU PARTICULARLY HIGH ON AT THE MOMENT?
A. Fleet Financial is by far my favorite name within the group. I think Fleet will do a good job integrating its acquisition of Shawmut. There are great cost-cutting opportunities between the two companies, and when that occurs, I think returns will improve substantially and result in a higher multiple. I like Banc One, which has a financial turnaround story in progress, and I'm also very high on First Bank System in Minneapolis, which is very shareholder-oriented.
Q. FIRST BANK SYSTEM WAS, IN FACT, THE SECOND LARGEST HOLDING IN THE PORTFOLIO AT THE END OF AUGUST. WHY ARE YOU SO KEEN ON THIS STOCK?
A. What's exciting about this company is that it is aggressively growing its corporate credit card business. The market for this product, which is similar to the American Express corporate card, is massive, there is very low credit risk, and as a fee-service business, it requires little capital to grow. So I think this is a huge growth opportunity for the company. In addition, First Bank System runs a very lean ship, and I have little worry that they will overpay for any future acquisitions.
Q. HAS YOUR INVESTMENT STRATEGY CHANGED TO ANY GREAT DEGREE?
A. In the past, I've tended to focus on stocks that were valued inexpensively. But with the group as a whole now valued at rather high levels, I'm looking more at companies that are committed to increasing shareholder value and those with superior franchises that generate high returns. For example, I recently bought First Bank System, which we've already talked about, and I increased the fund's positions in Crestar Financial and Wachovia, both of which I consider to be high-quality banks. When the group as a whole is expensive, I want to hold the names that generate the highest returns, because they are the ones likely to hold up the best in the event of a market correction.
Q. WHAT IS YOUR OUTLOOK FOR THE SECTOR?
A. I have some basic concerns. First, I think that net interest margins will remain under pressure. Second, I think that loan growth is likely to slow as the general economy weakens. And third, I am concerned that credit quality may weaken down the road. None of these factors leads me to be overly optimistic about the group.

FUND FACTS
START DATE: June 30, 1986
TRADING SYMBOL: FSRBX
SIZE: as of August 31, 1995, more than
$209 million
MANAGER: Louis Salemy, since December
1994; manager, Fidelity Select Financial
Services Portfolio, since December 1994;
manager, Fidelity Select Medical Delivery
Portfolio, 1993-1994; manager, Fidelity Select
Industrial Materials Portfolio, 1992-1994;
joined Fidelity in 1992
(checkmark)
REGIONAL BANKS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 80.0%
 SHARES VALUE (NOTE 1)
BANKS - 71.6%
MID-ATLANTIC - 8.9%
Crestar Financial Corp.   162,283 $ 9,148,704
HUBCO, Inc.   75,030  1,481,843
Wachovia Corp.   172,600  6,860,850
  17,491,397
MIDWEST - 21.1%
Boatmen's Bancshares, Inc.   199,100  7,366,700
Comerica, Inc.   207,300  7,385,063
First Bank System, Inc.   211,100  9,631,438
First Chicago Corp.   137,500  8,714,063
Mercantile Bancorporation, Inc.   40,500  1,832,625
National City Corp.   172,209  5,123,218
Norwest Corp.   47,696  1,436,842
  41,489,949
NORTHEAST - 27.3%
Banc One Corp.   246,600  8,291,925
Bank of New York Co., Inc.   214,924  9,349,190
Fleet Financial Group, Inc.   195,000  7,215,000
Morgan (J.P.) & Co., Inc.   107,500  7,834,063
NBD Bancorp, Inc.   239,700  8,569,275
Shawmut National Corp.   297,300  9,625,088
U.S. Bancorp  100,000  2,862,500
  53,747,041
SOUTHEAST - 3.4%
BanPonce Corp.   178,501  6,626,850
WEST - 6.2%
BankAmerica Corp.   156,800  8,859,200
Zions Bancorporation  60,000  3,315,000
  12,174,200
MULTI-REGIONAL - 4.7%
Keycorp  100,000  3,100,000
NationsBank Corp.   101,253  6,214,403
  9,314,403
TOTAL BANKS   140,843,840
CREDIT & OTHER FINANCE - 8.4%
FINANCIAL SERVICES - 4.9%
American Express Co.   240,000  9,690,000
PERSONAL CREDIT INSTITUTIONS - 3.5%
Beneficial Corp.   140,500  6,902,063
TOTAL CREDIT & OTHER FINANCE   16,592,063
TOTAL COMMON STOCKS
 (Cost $134,971,916)   157,435,903
REPURCHASE AGREEMENTS - 20.0%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95 (Note 3) $ 39,247,344  39,241,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $174,212,916)  $ 196,676,903
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $80,480,378 and $74,985,924, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45,925 for the period (see
Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $174,418,447. Net unrealized appreciation aggregated $22,258,456, of which $22,398,176 related to appreciated investment securities and $139,720 related to depreciated investment securities. REGIONAL BANKS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $39,241,000) (cost $174,212,916) -           $ 196,676,903
See accompanying schedule

Cash                                                                                                                 24

Receivable for fund shares sold                                                                                      12,791,361

Dividends receivable                                                                                                 461,294

Redemption fees receivable                                                                                           1,680

Other receivables                                                                                                    8,970

Prepaid expenses                                                                                                     10,046

 TOTAL ASSETS                                                                                                        209,950,278

LIABILITIES

Payable for fund shares redeemed                                                                        $ 700,945

Accrued management fee                                                                                   94,492

Other payables and                                                                                       146,522
accrued expenses

 TOTAL LIABILITIES                                                                                                   941,959

NET ASSETS                                                                                                          $ 209,008,319

Net Assets consist of:

Paid in capital                                                                                                     $ 174,146,432

Undistributed net investment income                                                                                  2,145,172

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  10,252,728

Net unrealized appreciation (depreciation) on investments                                                            22,463,987

NET ASSETS, for 9,659,485                                                                                           $ 209,008,319
shares outstanding

NET ASSET VALUE and redemption price per share ($209,008,319 (divided by) 9,659,485 shares)                          $21.64

Maximum offering price per share (100/97.00 of $21.64)                                                               $22.31


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                             $ 2,321,106
Dividends

Interest                                                                                       1,027,873

 TOTAL INCOME                                                                                  3,348,979

EXPENSES

Management fee                                                                   $ 509,612

Transfer agent                                                                    642,779
Fees

 Redemption fees                                                                  (56,422
                                                                                 )

Accounting fees and expenses                                                      83,217

Non-interested trustees' compensation                                             683

Custodian fees and expenses                                                       7,202

Registration fees                                                                 10,046

Audit                                                                             11,747

Legal                                                                             470

Miscellaneous                                                                     1,765

 Total expenses before reductions                                                 1,211,099

 Expense reductions                                                               (7,292       1,203,807
                                                                                 )

NET INVESTMENT INCOME                                                                          2,145,172

REALIZED AND UNREALIZED GAIN (LOSS)                                                            10,473,162
Net realized gain (loss) on
investment securities

Change in net unrealized appreciation (depreciation) on investment securities                  16,871,906

NET GAIN (LOSS)                                                                                27,345,068

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 29,490,240

OTHER INFORMATION                                                                              $587,669
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                               $1,104
 by FDC

 Exchange fees withheld by FSC                                                                 $39,135


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                          $ 2,145,172     $ 2,858,182
Net investment income

 Net realized gain (loss)                                                                          10,473,162      6,429,187

 Change in net unrealized appreciation (depreciation)                                               16,871,906      (2,016,821
                                                                                                                   )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   29,490,240      7,270,548

Distributions to shareholders                                                                      -               (1,863,695
From net investment income                                                                                         )

 From net realized gain                                                                             -               (6,217,044
                                                                                                                  )

 TOTAL DISTRIBUTIONS                                                                              -               (8,080,739
                                                                                                                  )

Share transactions                                                                                  115,561,425     301,180,682
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       -               7,855,119

 Cost of shares redeemed                                                                          (100,729,619    (241,446,435
                                                                                                  )               )

 Paid in capital portion of redemption fees                                                        83,489          394,744

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            14,915,295      67,984,110

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           44,405,535      67,173,919

NET ASSETS

 Beginning of period                                                                                 164,602,784     97,428,865

 End of period (including undistributed net investment income of $2,145,172 and $1,047,856,
respectively)                                                                                       $ 209,008,319   $ 164,602,784

OTHER INFORMATION
Shares

 Sold                                                                                               5,756,757       16,228,773

 Issued in reinvestment of distributions                                                           -               468,963

 Redeemed                                                                                          (5,238,855      (12,971,096
                                                                                                  )               )

 Net increase (decrease)                                                                           517,902         3,726,640



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                         $ 18.01     $ 17.99     $ 20.88    $ 16.48     $ 11.40     $ 9.77

Income from Investment Operations

 Net investment income                                       .25         .37         .19        .16         .25         .22

 Net realized and unrealized gain (loss)                     3.37        .87         .93        5.09        5.37        1.41

 Total from investment operations                            3.62        1.24        1.12       5.25        5.62        1.63

Less Distributions                                           -           (.29) E     (.15)      (.11)       (.15)       (.15)
From net investment income

 From net realized gain                                      -           (.98) E     (3.92)     (.81)       (.53)       -

 Total distributions                                         -           (1.27)      (4.07)     (.92)       (.68)       (.15)

Redemption fees added to paid in capital                     .01         .05         .06        .07         .14         .15

Net asset value, end of period                               $ 21.64     $ 18.01     $ 17.99    $ 20.88     $ 16.48     $ 11.40

TOTAL RETURN B, C                                            20.16%      7.79%       6.46%      33.10%      52.34%      18.73%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                      $ 209,008   $ 164,603   $ 97,429   $ 315,520   $ 156,570   $ 24,212

Ratio of expenses to average net assets                      1.43% A     1.56%       1.60%      1.49% A     1.77%       2.51%

Ratio of expenses to average net assets before               1.44% A     1.58%       1.62%      1.49% A     1.77%       2.94%
expense reductions

Ratio of net investment income to average net assets         2.54% A     1.99%       .88%       1.06% A     1.80%       2.34%

Portfolio turnover rate                                      113% A      106%        74%        63% A       89%         110%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL
 STATEMENTS).




BIOTECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

BIOTECHNOLOGY             19.05%   19.38%   115.51%   309.34%

BIOTECHNOLOGY
(INCL. 3% SALES CHARGE)   15.48%   15.80%   109.05%   297.06%

S&P 500                   16.81%   21.45%   102.17%   265.41%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on December 16, 1985. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

BIOTECHNOLOGY             19.38%   16.60%   15.61%

BIOTECHNOLOGY
(INCL. 3% SALES CHARGE)   15.80%   15.89%   15.25%

S&P 500                   21.45%   15.12%   14.27%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
              Select BiotechnoStandard & Poor'
     12/16/85         9700.00        10000.00
     12/31/85         9700.00        10080.42
     01/31/86        10175.30        10136.87
     02/28/86        10417.80        10895.11
     03/31/86        12192.90        11503.06
     04/30/86        12377.20        11373.07
     05/31/86        12988.30        11978.12
     06/30/86        13715.80        12180.55
     07/31/86        11863.10        11499.66
     08/31/86        12328.70        12352.93
     09/30/86        10214.10        11331.35
     10/31/86        10970.70        11985.16
     11/30/86        10728.20        12276.40
     12/31/86        10039.50        11963.36
     01/31/87        11378.10        13574.82
     02/28/87        13715.80        14111.03
     03/31/87        13657.60        14518.83
     04/30/87        13483.00        14389.62
     05/31/87        13424.80        14514.81
     06/30/87        13327.80        15247.80
     07/31/87        13347.20        16020.87
     08/31/87        13890.40        16618.45
     09/30/87        13686.70        16254.50
     10/31/87         9476.90        12753.28
     11/30/87         8555.40        11702.41
     12/31/87         9701.08        12592.97
     01/31/88        10191.13        13123.13
     02/29/88        10571.17        13734.67
     03/31/88        10501.16        13310.27
     04/30/88        10311.14        13458.01
     05/31/88        10111.12        13575.09
     06/30/88        10451.16        14198.19
     07/31/88        10441.16        14144.24
     08/31/88        10151.13        13663.33
     09/30/88        10361.15        14245.39
     10/31/88        10251.14        14641.41
     11/30/88         9771.08        14432.04
     12/31/88        10101.12        14684.60
     01/31/89        10801.20        15759.52
     02/28/89        10721.19        15367.10
     03/31/89        11511.28        15725.16
     04/30/89        11901.32        16541.29
     05/31/89        12441.38        17211.21
     06/30/89        12121.34        17113.11
     07/31/89        13241.47        18658.42
     08/31/89        13741.52        19024.13
     09/30/89        14321.59        18946.13
     10/31/89        14371.59        18506.58
     11/30/89        14821.64        18884.12
     12/31/89        14538.79        19337.33
     01/31/90        13450.92        18039.80
     02/28/90        14721.80        18272.51
     03/31/90        15341.98        18756.73
     04/30/90        15535.16        18287.82
     05/31/90        17721.06        20070.88
     06/30/90        18958.58        19934.40
     07/31/90        19009.98        19870.61
     08/31/90        18423.95        18074.30
     09/30/90        18012.70        17194.08
     10/31/90        18166.92        17120.15
     11/30/90        20367.10        18226.11
     12/31/90        20986.41        18734.62
     01/31/91        23396.59        19551.45
     02/28/91        26711.89        20949.38
     03/31/91        29469.39        21456.35
     04/30/91        28185.36        21507.85
     05/31/91        29974.57        22436.99
     06/30/91        28383.11        21409.37
     07/31/91        30938.25        22407.05
     08/31/91        33106.26        22938.10
     09/30/91        34820.75        22555.03
     10/31/91        38249.73        22857.27
     11/30/91        35694.58        21936.12
     12/31/91        41772.44        24445.61
     01/31/92        40935.15        23990.92
     02/29/92        37792.47        24302.81
     03/31/92        34925.06        23828.90
     04/30/92        31667.68        24529.47
     05/31/92        33938.67        24649.67
     06/30/92        33342.98        24282.39
     07/31/92        35086.00        25275.53
     08/31/92        32891.56        24757.39
     09/30/92        32778.70        25049.52
     10/31/92        34383.78        25137.20
     11/30/92        37769.49        25994.38
     12/31/92        37451.82        26314.11
     01/31/93        35527.16        26535.14
     02/28/93        29792.72        26896.02
     03/31/93        30240.93        27463.53
     04/30/93        31018.70        26798.91
     05/31/93        33022.46        27517.12
     06/30/93        33220.20        27596.92
     07/31/93        32126.04        27486.53
     08/31/93        33338.84        28528.27
     09/30/93        34709.84        28308.61
     10/31/93        37293.63        28894.59
     11/30/93        37003.61        28620.10
     12/31/93        37715.47        28966.40
     01/31/94        39007.37        29951.26
     02/28/94        36397.21        29139.58
     03/31/94        32719.26        27869.09
     04/30/94        32126.04        28225.82
     05/31/94        31585.55        28688.72
     06/30/94        30333.21        27985.85
     07/31/94        30412.30        28903.78
     08/31/94        33259.75        30088.84
     09/30/94        33154.29        29351.66
     10/31/94        32020.58        30012.07
     11/30/94        31427.36        28919.03
     12/31/94        30860.51        29347.90
     01/31/95        32244.69        30108.89
     02/28/95        33352.03        31282.24
     03/31/95        33892.51        32205.38
     04/30/95        34947.12        33153.82
     05/31/95        35263.51        34478.98
     06/30/95        36542.22        35279.93
     07/31/95        38176.86        36449.81
     08/31/95        39706.05        36541.30

Let's say you invested $10,000 in Fidelity Select Biotechnology Portfolio on December 16, 1985, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $39,706 - a 297.06% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $36,541 over the same period - a 265.41% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                                 % OF FUND'S
                                                 INVESTMENTS

Amgen, Inc.                                      9.0

Biogen, Inc.                                     4.5

Roche Holdings Ltd. participation certificates   3.9

Genentech, Inc.                                  3.2

Schering-Plough Corp.                            3.0

Merck & Co., Inc.                                2.4

COR Therapeutics, Inc.                           1.8

Protein Design Labs, Inc.                        1.7

Genetics Institute, Inc. depositary share        1.7

SmithKline Beecham PLC ADR                       1.6

TOP INDUSTRIES AS OF AUGUST 31, 1995
Biotechnology 33.5%
Drugs 21.3%
Pharmaceutical
Preparations 4.7%
Medical Supplies &
Appliances 1.8%
Medical Technology 1.6%
All Others 37.1%*
Row: 1, Col: 1, Value: 37.1
Row: 1, Col: 2, Value: 1.6
Row: 1, Col: 3, Value: 1.8
Row: 1, Col: 4, Value: 4.7
Row: 1, Col: 5, Value: 21.3
Row: 1, Col: 6, Value: 33.5
* INCLUDES SHORT-TERM INVESTMENTS
BIOTECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Karen Firestone,
Portfolio Manager of Fidelity Select
Biotechnology Portfolio
Q. KAREN, HOW DID THE FUND PERFORM?
A. The fund has performed very well. For the six months ended August 31, 1995, the fund returned 19.05% versus the Standard & Poor's Index which returned 16.81% for the same time period. For the 12 months ended August 31, 1995, the fund returned 19.38% and the S&P returned 21.45%.
Q. WHAT LED THE FUND TO OUTPERFORM THE STANDARD & POOR'S 500 INDEX?
A. I think it was a combination of factors. First of all, market participants were attracted to technology and higher-risk stocks during the past six months. The investors who fueled the demand for semiconductor and computer stocks are the same type of investors who are looking for risk in other areas. Although biotechnology isn't the same as technology, they are related in terms of risk/reward. Secondly, the low interest rate environment and strong stock market we've been experiencing is favorable for biotech companies since they are better able to raise money under such favorable economic conditions. Finally, there have been some successful drug trials that have occurred during the past six months that have propelled the entire sector.
Q. CAN YOU GIVE AN EXAMPLE OF A SUCCESSFUL DRUG TRIAL THAT OCCURRED DURING THE PERIOD?
A. Sure. Cephalon kicked off the recent rally in biotech when they announced in the spring that their drug, Myotrophin, was successful in the treatment of amyotrophic lateral sclerosis (Lou Gehrig's disease). At first, I was skeptical about what they were saying and I only bought the stock after I went through Cephalon's data with their biostatistician. During the period, the stock has risen more than 75%. In this kind of market, interest in biotechnology stocks transcends the skepticism that was prevalent a few years ago. Sometimes I have to suspend my own skepticism to take advantage of what's happening in the market.
Q. THE FUND'S TOP COUPLE OF HOLDINGS HAVEN'T CHANGED MUCH DURING THE PAST SIX MONTHS . . .
A. That's right. Amgen continues to be the largest and most successful biotech company. Its earnings have grown faster than expected, and sales have been better than expected. During the past six months I've doubled the fund's holding in Amgen because I'm optimistic about the company's earnings over the next year. I'm still bullish on Biogen as well. The company has a drug for multiple sclerosis that I think will be approved in the near future. The stock has performed well during the period, increasing more than 30%.
Q. WHERE HAVE YOU FOUND OPPORTUNITIES DURING THE PAST SIX MONTHS?
A. Merck is a large addition to the fund's holdings. The company is working on a couple of new drugs that I think will prove beneficial. One in particular, Fosamax, is for use in the treatment of osteoporosis. The drug was presented to the FDA and was met with a positive reaction. I believe the drug will receive approval within the next several months. Most biotech drugs, such as Fosamax, can't fit neatly into a pure pharmaceutical or biotechnology category. The only real distinction is that biotech uses living cells as their manufacturing plants. Today, almost every large drug company has a biotechnology component and Merck has one of the largest.
Q. WHAT INVESTMENTS PROVED DISAPPOINTING DURING THE PAST SIX MONTHS.
A. COR Therapeutics, one of the fund's largest holdings, had a negative impact on results during the past six months. The company reported some unfavorable results and the stock dropped by almost 50% in one day. I'm not as negative as the market is on their cardiovascular drug. I think it's a product that will ultimately be approved, and I used the drop in the stock's value as a buying opportunity. Another disappointment was the fund's holding in Teva. Six months ago it was one of the fund's top 10 holdings, but I later became dissatisfied with the company's data on their multiple sclerosis drug and sold the position. I also wish I'd owned more Cephalon and Chiron, two drug stocks that performed very well during the period.
Q. HOW DOES THE FUND LOOK GOING FORWARD?
A. I think the biotechnology stocks will continue to outperform the market. After more than three years of trending downward, they've turned up and aren't ready to turn down again. I also think the larger names such as Amgen and Biogen are in a particularly strong position. Good clinical results will help the group a lot, and poor reports probably won't negatively impact these stocks as much as they would have two or three years ago.

FUND FACTS
START DATE: December 16, 1985
TRADING SYMBOL: FBIOX
SIZE: as of August 31, 1995, more than
$597 million
MANAGER: Karen Firestone, since 1992;
manager, Fidelity Select Health Care Portfolio since February 1995; manager, Fidelity Select
Air Transportation Portfolio, 1987-1992;
Fidelity Select Leisure Portfolio, 1989-1992;
joined Fidelity in 1983
(checkmark)
BIOTECHNOLOGY PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 66.8%
 SHARES VALUE (NOTE 1)
AGRICULTURE - 0.2%
CROPS - 0.2%
DEKALB Genetics Corp. Class B  23,700 $ 945,038
CELLULAR - 0.1%
CELLULAR & COMMUNICATION SERVICES - 0.1%
Millicom International Cellular SA (a)  26,942  794,789
DRUG STORES - 1.0%
Eckerd Corp. (a)   125,000  4,578,125
Revco (D.S.), Inc.  100,000  1,975,000
   6,553,125
DRUGS & PHARMACEUTICALS - 60.9%
BIOTECHNOLOGY - 33.5%
Alkermes, Inc. (a)   432,100  2,970,688
Amgen, Inc. (a)   1,181,600  56,569,100
Athena Neurosciences, Inc. (a)   402,700  4,178,013
Bio-Rad Laboratories, Inc. Class A (a)  36,000  1,377,000
Biochem Pharmaceuticals, Inc. (a)   124,000  3,702,146
Biogen, Inc. (a)   519,800  28,459,050
Cambridge Neuroscience, Inc. (a)   358,000  3,848,500
Cell Genesys, Inc. (a)   149,000  1,005,750
Centocor, Inc. (a)   88,400  1,071,850
Cephalon, Inc. (a)   326,000  7,905,500
Chiron Corp. (a)   59,086  5,302,969
Collagen Corp. (a)   30,300  545,400
COR Therapeutics, Inc. (a)(c)   975,500  11,340,188
Creative Biomolecules, Inc. (a)   58,100  275,975
Dynagen, Inc. (warrants) (a)  40,000  60,000
Genentech, Inc. (redeemable) (a)  426,200  20,084,675
Genetics Institute, Inc. (warrants) (a)  40,000  300,000
Genetics Institute, Inc.
 depositary share (a)  279,180  10,957,815
Genzyme Corp.   165,200  9,230,550
Genzyme Corp.-Tissue Repair (a)  28,539  410,248
Gilead Sciences, Inc. (a)   218,700  4,756,725
Idexx Laboratories (a)  30,000  1,016,250
Insite Vision, Inc. (a)(c)   612,200  2,448,800
Magainin Pharmaceuticals, Inc. (a)   136,700  1,332,825
Neurogen Corp. (a)  112,400  1,882,700
North American Biologicals, Inc. (a)   171,400  1,564,025
North American Vaccine, Inc. (a)   393,300  3,982,163
Protein Design Labs, Inc. (a)   605,400  10,972,875
Quidel Corp. (a)   95,500  561,063
SciGenics, Inc. (a)(c)   122,000  1,616,500
Sequana Therapeutics, Inc. (a)   160,000  1,680,000
Somatix Therapy Corp. (a)   659,600  4,081,275
Sugen, Inc. (a)   185,000  2,173,750
Univax Biologics, Inc. (a)   46,000  365,125
Vical, Inc. (a)   198,900  2,312,213
  210,341,706
COMMERCIAL LABORATORY RESEARCH - 0.4%
Cantab Pharmaceutical
 Sponsored ADR (a)  5,000  12,500
Cryomedical Sciences, Inc. (a)   393,000  1,228,125
Medarex, Inc. (warrants) (a)  175,000  267,969
Medarex Inc. (a)(b)   175,000  1,050,000
  2,558,594
DRUGS - 21.3%
A.L. Laboratories, Inc. Class A  116,700  2,450,700
Allergan, Inc.   247,400  7,514,775
Astra AB Class A Free shares  60,000  1,987,258
Astra AB Class B Free Shares  165,000  5,352,047

 SHARES VALUE (NOTE 1)


Barr Laboratories, Inc. (a)   50,000 $ 1,093,750
Dura Pharmaceuticals, Inc. (a)   160,000  3,920,000
Elan PLC (warrants) (a)  76,575  1,837,800
Elan Corp. PLC ADR (warrants) (a)  14,339  175,653
Elan Corp. PLC ADR (a)  83,215  3,266,189
Glaxo Holdings PLC  47,000  557,049
IVAX Corp.   32  820
Lynx Therapeutics, Inc. (a)   193,995  2
Marsam Pharmaceuticals, Inc. (a)   50,000  1,044,532
Merck & Co., Inc.   300,000  14,962,500
Mylan Laboratories, Inc.   140,100  3,204,788
Novo-Nordisk AS Class B  15,500  1,776,013
Novo Industri A/S ADR  16,000  456,000
Pfizer, Inc.   115,600  5,707,750
Pharmacia AB Class A Free shares  302,300  8,254,081
Roche Holdings Ltd. (part. certs.)  3,650  24,474,865
Schering-Plough Corp.    400,000  18,650,000
Schering-Plough Corp. Unit (a)(d)  6,300  450,765
Sequus Pharmaceuticals, Inc. (a)   70,000  918,750
SmithKline Beecham PLC ADR  220,000  9,845,000
Upjohn Co.   200,000  8,475,000
Watson Pharmaceuticals, Inc. (a)   188,894  7,815,489
  134,191,576
IN VITRO, IN VIVO DIAGNOSTIC SUBSTANCES - 0.2%
Igen, Inc. (a)   173,900  1,173,825
Serologicals Corp.   3,000  48,750
  1,222,575
MEDICINAL CHEMICALS - 0.8%
Martek Biosciences (a)  350,000  4,987,500
PHARMACEUTICAL PREPARATIONS - 4.7%
Advanced Therapeutic Systems Ltd. (a)   14,339  392,530
Arris Pharmaceutical Corp. (a)   55,000  694,375
Cocensys, Inc. (a)   206,000  1,751,000
Copley Pharmaceutical, Inc. (a)   210,300  3,785,400
Guilford Pharmaceuticals, Inc. (a)   185,000  1,641,875
Immunex Corp. (a)   379,900  5,888,450
Inhale Therapeutic Systems (a)  224,000  2,716,000
La Jolla Pharmaceutical Co. (a)   227,300  923,406
Ligand Pharmaceuticals, Inc. Class B (a)  431,265  3,989,201
Neurobiological Technologies, Inc. (a)   57,900  260,550
Procept, Inc. (a)   306,100  2,066,175
Rhone Poulenc Rorer, Inc.   37,400  1,654,950
T Cell Sciences, Inc. (a)   394,100  1,921,238
Theratech, Inc. (a)  130,000  1,950,000
  29,635,150
TOTAL DRUGS & PHARMACEUTICALS   382,937,101
ELECTRICAL EQUIPMENT - 0.0%
TV & RADIO COMMUNICATION EQUIPMENT - 0.0%
ASN (warrants) (a)  5,000  -
MEDICAL EQUIPMENT & SUPPLIES - 3.6%
DRUG DISTRIBUTORS - WHOLESALE - 0.2%
Bergen Brunswig Corp. Class A  60,000  1,252,500
MEDICAL SUPPLIES & APPLIANCES - 1.8%
Abaxis, Inc. (a)   118,000  885,000
Abbott Laboratories  135,000  5,231,250
Boston Scientific Corp. (a)   119,005  4,730,449
Exogen, Inc. (a)   42,500  555,150
  11,401,849
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
MEDICAL TECHNOLOGY - 1.6%
Advanced Technology Laboratories, Inc. (a) 108,700 $ 1,847,900
Haemonetics Corp. (a)   240,700  5,175,050
St. Jude Medical, Inc.   51,600  3,076,650
  10,099,600
TOTAL MEDICAL EQUIPMENT & SUPPLIES   22,753,949
MEDICAL FACILITIES MANAGEMENT - 1.0%
HEALTH SERVICES - 0.1%
Healthwise America, Inc. (a)   22,950  619,650
HOME HEALTH CARE AGENCIES - 0.4%
Apria Healthcare Group, Inc. (a)   75,620  2,117,360
HOSPITALS - 0.1%
Vencor, Inc. (a)   24,300  719,888
SKILLED NURSING CARE FACILITIES - 0.4%
Mariner Health Group, Inc. (a)   50,000  687,500
TheraTx, Inc. (a)   149,500  1,980,875
  2,668,375
TOTAL MEDICAL FACILITIES MANAGEMENT   6,125,273
TOTAL COMMON STOCKS
 (Cost $362,035,283)   420,109,275
REPURCHASE AGREEMENTS - 33.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95 (Note 3) $ 208,456,695  208,423,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $570,458,283)  $ 628,532,275
LEGEND
1. Non-income producing
2. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION
 SECURITY DATE COST
Medarex, Inc. 12/18/92 $ 853,125
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
COR Therapeutics, Inc.    $ 966,405 $ 1,821,825 $ - $ 11,340,188
Insite Vision, Inc.     468,125  468,438  -  2,448,800
SciGenics, Inc.     -  -  -  1,616,500
Totals  $ 1,434,530 $ 2,290,263 $ - $ 15,405,488
4. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $450,765 or 0.1% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $208,631,980 and $180,075,918 respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $75,019 for the period (see
Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $10,524,025 and $11,169,300, respectively (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   89.1%
Switzerland   3.9
Sweden   2.5
United Kingdom   1.7
Canada   1.2
Others (individually less than 1%)   1.6
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $571,567,769. Net unrealized appreciation aggregated $56,964,506, of which $73,919,987 related to appreciated investment securities and $16,955,481 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $33,875,000 of which $10,904,000 and $22,971,000 will expire on February 28, 2002 and February 28, 2003, respectively.
The fund has elected to defer to its fiscal year ending February 28, 1996 $5,719,000 of losses recognized during the period November 1,1994 to February 28, 1995.
BIOTECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $208,423,000) (cost $570,458,283) -          $ 628,532,275
See accompanying schedule

Cash                                                                                                                 114

Receivable for investments sold                                                                                      1,782,249

Receivable for fund shares sold                                                                                      11,567,988

Dividends receivable                                                                                                198,048

Redemption fees receivable                                                                                           1,450

Other receivables                                                                                                    1,147,706

Prepaid expenses                                                                                                     12,941

 TOTAL ASSETS                                                                                                        643,242,771

LIABILITIES

Payable for investments purchased                                                                    $ 29,516,598

Payable for fund shares redeemed                                                                      4,276,293

Accrued management fee                                                                                249,853

Other payables and                                                                                    831,725
accrued expenses

Collateral on securities loaned,                                                                      11,169,300
at value

 TOTAL LIABILITIES                                                                                                   46,043,769

NET ASSETS                                                                                                          $ 597,199,002

Net Assets consist of:

Paid in capital                                                                                                     $ 550,048,222

Undistributed net investment income                                                                                  827,273

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (11,750,485
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            58,073,992

NET ASSETS, for 19,829,443                                                                                          $ 597,199,002
shares outstanding

NET ASSET VALUE and redemption price per share ($597,199,002 (divided by) 19,829,443 shares)                        $30.12

Maximum offering price per share (100/97.00 of $30.12)                                                             $31.05


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                              $ 1,147,393
Dividends

Interest (including income on                                                                   3,212,928
securities loaned of $97,231)

 TOTAL INCOME                                                                                   4,360,321

EXPENSES

Management fee                                                                   $ 1,321,594

Transfer agent                                                                    2,026,998
Fees

 Redemption fees                                                                  (94,351
                                                                                 )

Accounting and security lending fees                                              218,808

Non-interested trustees' compensation                                             2,066

Custodian fees and expenses                                                       24,487

Registration fees                                                                 12,941

Audit                                                                             20,388

Legal                                                                             1,575

Miscellaneous                                                                     7,366

 Total expenses before reductions                                                 3,541,872

 Expense reductions                                                               (8,824        3,533,048
                                                                                 )

NET INVESTMENT INCOME                                                                           827,273

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                                 29,976,027
 realized gain (loss) of $(692,463)
 on sales of investment in
 affiliated issuers)

 Foreign currency transactions                                                    (3,523        29,972,504
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                   42,027,442

NET GAIN (LOSS)                                                                                 71,999,946

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 72,827,219

OTHER INFORMATION                                                                               $697,828
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                                $13,776
 by FDC

 Exchange fees withheld by FSC                                                                  $62,618


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                         $ 827,273       $ (1,097,554
Net investment income (loss)                                                                                       )

 Net realized gain (loss)                                                                           29,972,504      (28,000,457
                                                                                                                   )

 Change in net unrealized appreciation (depreciation)                                               42,027,442      (10,252,135
                                                                                                                   )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    72,827,219      (39,350,146
                                                                                                                   )

Share transactions                                                                                  229,814,217     208,388,703
Net proceeds from sales of shares

 Cost of shares redeemed                                                                            (153,771,903    (202,202,871
                                                                                                   )               )

 Paid in capital portion of redemption fees                                                         132,699         214,866

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            76,175,013      6,400,698

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           149,002,232     (32,949,448
                                                                                                                   )

NET ASSETS

 Beginning of period                                                                                448,196,770     481,146,218

 End of period (including undistributed net investment income of $827,273 and $0, respectively)    $ 597,199,002   $ 448,196,770

OTHER INFORMATION
Shares

 Sold                                                                                               7,866,977       8,583,014

 Redeemed                                                                                           (5,751,267      (8,294,600
                                                                                                   )               )

 Net increase (decrease)                                                                            2,115,710       288,414



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                    $ 25.30     $ 27.61     $ 22.60     $ 27.61     $ 26.78     $ 15.28

Income from Investment Operations

 Net investment income (loss)                            .05         (.06)       (.18)       (.08)       (.11)       .05 E

 Net realized and unrealized gain (loss)                 4.76        (2.26)      5.15        (1.09)      3.36        11.80

 Total from investment operations                        4.81        (2.32)      4.97        (1.17)      3.25        11.85

Less Distributions                                       -           -           -           -           (.02)       -
In excess of net investment income

 From net realized gain                                  -           -           -           (3.89)      (2.52)      (.67)

 Total distributions                                     -           -           -           (3.89)      (2.54)      (.67)

Redemption fees added to paid in capital                 .01         .01         .04         .05         .12         .32

Net asset value, end of period                          $ 30.12     $ 25.30     $ 27.61     $ 22.60     $ 27.61     $ 26.78

TOTAL RETURN B, C                                        19.05%      (8.37)%     22.17%      (5.92)%     12.36%      81.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 597,199   $ 448,197   $ 481,146   $ 507,993   $ 679,877   $ 482,271

Ratio of expenses to average net assets                  1.62% A     1.59%       1.61%       1.50% A     1.50%       1.63%

Ratio of expenses to average net assets before           1.62% A     1.59%       1.62%       1.50% A     1.50%       1.63%
expense reductions

Ratio of net investment income (loss) to average net     .38% A      (.27)%      (.69)%      (.37)%      (.34)%      .24%
assets                                                                                      A

Portfolio turnover rate                                  105% A      77%         51%         79% A       160%        166%





A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.02 PER SHARE.


HEALTH CARE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

HEALTH CARE               17.79%   32.53%   168.86%   514.44%

HEALTH CARE
(INCL. 3% SALES CHARGE)   14.26%   28.56%   160.80%   496.01%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

HEALTH CARE               32.53%   21.87%   19.91%

HEALTH CARE
(INCL. 3% SALES CHARGE)   28.56%   21.13%   19.54%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
              Select Health (Standard & Poor
     08/31/85        9700.00       10000.00
     09/30/85        8917.55        9687.00
     10/31/85        9503.40       10134.54
     11/30/85       10395.95       10829.77
     12/31/85       10675.11       11353.93
     01/31/86       10745.89       11417.51
     02/28/86       11504.74       12271.54
     03/31/86       13042.12       12956.29
     04/30/86       13199.39       12809.89
     05/31/86       14017.23       13491.37
     06/30/86       14956.95       13719.38
     07/31/86       13887.43       12952.46
     08/31/86       14399.87       13913.54
     09/30/86       12433.54       12762.89
     10/31/86       13518.00       13499.31
     11/30/86       13319.38       13827.34
     12/31/86       13021.46       13474.74
     01/31/87       14963.95       15289.79
     02/28/87       17184.51       15893.74
     03/31/87       17081.23       16353.07
     04/30/87       16676.04       16207.52
     05/31/87       16838.91       16348.53
     06/30/87       17240.12       17174.13
     07/31/87       17899.54       18044.86
     08/31/87       18427.86       18717.93
     09/30/87       18082.27       18308.01
     10/31/87       13311.44       14364.46
     11/30/87       12020.42       13180.83
     12/31/87       12938.30       14183.89
     01/31/88       13899.88       14781.03
     02/29/88       14317.24       15469.83
     03/31/88       13961.25       14991.81
     04/30/88       13744.39       15158.22
     05/31/88       13707.56       15290.10
     06/30/88       14067.64       15991.91
     07/31/88       14047.18       15931.15
     08/31/88       13666.64       15389.49
     09/30/88       14124.93       16045.08
     10/31/88       14300.87       16491.13
     11/30/88       13883.51       16255.31
     12/31/88       14080.59       16539.78
     01/31/89       15074.85       17750.49
     02/28/89       14786.06       17308.50
     03/31/89       15565.80       17711.79
     04/30/89       16415.67       18631.03
     05/31/89       16927.24       19385.59
     06/30/89       16545.68       19275.09
     07/31/89       18595.15       21015.63
     08/31/89       19045.03       21427.54
     09/30/89       19182.50       21339.68
     10/31/89       19040.87       20844.60
     11/30/89       19861.49       21269.83
     12/31/89       20063.23       21780.31
     01/31/90       18912.06       20318.85
     02/28/90       18713.87       20580.96
     03/31/90       19460.23       21126.36
     04/30/90       19460.23       20598.20
     05/31/90       22137.86       22606.52
     06/30/90       22892.15       22452.80
     07/31/90       23208.21       22380.95
     08/31/90       22167.85       20357.71
     09/30/90       21500.62       19366.29
     10/31/90       21992.27       19283.02
     11/30/90       24331.96       20528.70
     12/31/90       24941.88       21101.45
     01/31/91       27404.05       22021.47
     02/28/91       30788.95       23596.01
     03/31/91       33533.59       24167.03
     04/30/91       32949.83       24225.03
     05/31/91       34738.79       25271.56
     06/30/91       33172.33       24114.12
     07/31/91       36107.58       25237.84
     08/31/91       37911.96       25835.97
     09/30/91       38675.93       25404.51
     10/31/91       41224.16       25744.93
     11/30/91       38972.47       24707.41
     12/31/91       45816.36       27533.94
     01/31/92       44313.14       27021.81
     02/29/92       42378.14       27373.09
     03/31/92       39792.80       26839.32
     04/30/92       37537.97       27628.39
     05/31/92       38310.90       27763.77
     06/30/92       36834.25       27350.09
     07/31/92       39050.06       28468.71
     08/31/92       37996.83       27885.10
     09/30/92       35366.63       28214.15
     10/31/92       36454.39       28312.90
     11/30/92       38451.50       29278.37
     12/31/92       37828.63       29638.49
     01/31/93       35796.99       29887.45
     02/28/93       31977.02       30293.92
     03/31/93       32859.02       30933.12
     04/30/93       32846.86       30184.54
     05/31/93       34160.73       30993.49
     06/30/93       34039.08       31083.37
     07/31/93       32932.02       30959.04
     08/31/93       34105.99       32132.38
     09/30/93       35170.47       31884.96
     10/31/93       37786.05       32544.98
     11/30/93       37658.31       32235.80
     12/31/93       38742.81       32625.86
     01/31/94       39510.12       33735.14
     02/28/94       38554.03       32820.92
     03/31/94       36038.98       31389.92
     04/30/94       37484.78       31791.71
     05/31/94       39601.84       32313.10
     06/30/94       38973.43       31521.43
     07/31/94       39754.36       32555.33
     08/31/94       44970.75       33890.10
     09/30/94       45294.10       33059.79
     10/31/94       45922.51       33803.64
     11/30/94       46916.98       32572.51
     12/31/94       47056.49       33055.56
     01/31/95       49548.89       33912.69
     02/28/95       50599.02       35234.27
     03/31/95       51974.82       36274.03
     04/30/95       52699.28       37342.30
     05/31/95       53207.03       38834.87
     06/30/95       55899.45       39737.01
     07/31/95       59099.62       41054.68
     08/31/95       59600.69       41157.73

Let's say you invested $10,000 in Fidelity Select Health Care Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $59,601 - a 496.01% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                               % OF FUND'S
                               INVESTMENTS

Schering-Plough Corp.          7.9

Bristol-Myers Squibb Co.       6.1

Johnson & Johnson              5.4

St. Jude Medical, Inc.         4.8

Allergan, Inc.                 4.4

American Home Products Corp.   4.1

Boston Scientific Corp.        3.3

Pfizer, Inc.                   2.9

Becton, Dickinson & Co.        2.8

Amgen, Inc.                    2.6

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 25.4
Row: 1, Col: 2, Value: 3.7
Row: 1, Col: 3, Value: 7.4
Row: 1, Col: 4, Value: 12.8
Row: 1, Col: 5, Value: 14.0
Row: 1, Col: 6, Value: 36.7
Drugs 36.7%
Medical Supplies &
Appliances 14.0%
Medical Technology 12.8%
Biotechnology 7.4%
Drug Distributors - Wholesale 3.7%
All Others 25.4%*
* INCLUDES SHORT-TERM INVESTMENTS
HEALTH CARE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Karen Firestone,
Portfolio Manager of Fidelity Select
Health Care Portfolio
Q. HOW HAS THE FUND PERFORMED, KAREN?
A. Quite well. For the six months ended August 31, 1995, the fund returned 17.79% while the Standard & Poor's 500 Index returned 16.81% for the same time period. For the 12 months ended August 31, 1995, the fund returned 32.53% and the S&P returned 21.45%.
Q. WHY DOES THE FUND'S PERFORMANCE CONTINUE TO BE STRONG?
A. Let's start with the drug stocks. Many pharmaceutical companies have shown sales and earnings growth in the double digits during the past six months. The industry is adjusting to managed care better than expected, and many investors are attracted to the non-cyclical nature of the pharmaceutical industry - people are sick regardless of what the economy is doing. In addition, many companies in this market sector have been aided by the weak dollar. Larger drug companies have a high degree of overseas sales and their revenues in dollars go up when the dollar is weak.
Q. WHAT OTHER FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The medical device industry has also been strong. I've owned companies such as St. Jude Medical and Boston Scientific for some time now. They've contributed to performance based on the momentum they've generated with strong sales revenues, international demand and strong unit growth. Both companies have several new products that have gained market share and surpassed market expectations. I also added some biotechnology stocks such as Amgen and Biogen, which helped the fund outperform during the period. Finally, I didn't own many HMO stocks, many of which suffered declines in their stock prices during the past six months.
Q. THE FUND'S TOP 10 HOLDINGS HAVEN'T CHANGED MUCH DURING THE PAST SIX MONTHS. WHAT'S HAPPENED IN THOSE STOCKS?
A. Schering-Plough continues to be the fund's largest holding and should continue to have strong earnings over the next couple of years. Claritin, their leading asthma drug, should be facing generic competition, but thus far no one has developed anything as effective. Bristol-Myers Squibb has been a good stock. It's continued to show earnings growth and a large number of its products are gaining market share. Not only that, it's trading at a reasonable 12 times next year's earnings. Johnson & Johnson has also increased earnings and is growing very rapidly. The company had a great second quarter in 1995, a trend I expect to continue.
Q. WE'VE TALKED ABOUT SOME OF THE MORE FAMILIAR NAMES IN THE FUND. HAVE YOU ADDED ANY NEW STOCKS DURING THE PAST SIX MONTHS?
A. Yes. I've found some interesting stocks that I think will benefit the fund. Allergan is primarily an eye care company that makes products to treat cataracts. However, recently they've come up with a drug for psoriasis that I think will receive FDA approval. Another new stock, Apria Healthcare, is a home healthcare company which has begun to show strong earnings growth in a rapidly expanding industry.
Q. WHICH INVESTMENTS DIDN'T TURN OUT AS YOU'D HOPED?
A. Most of the stocks in the fund performed pretty well during the past six months - I don't have many complaints. However, I do regret not owning more high-tech related healthcare stocks. Some major technology companies, such as Compaq and Oracle, have begun to sell into the healthcare market by customizing their products for the healthcare industry and the fund could have benefited from the rally in technology.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. Healthcare is an industry that has undergone wrenching change during the past several years. Those companies that have been able to adapt to everything from managed care to mail order drugs have been the most successful. Whether they're trying to please buyers of drugs or adapt to the consolidation in the hospital industry, companies in this competitive industry must provide products and services for the lowest cost and for the best therapeutic value. I believe that those companies that can meet the challenges inherent to the industry will outperform the market, and I'll continue to try to position the fund in those names.

FUND FACTS
START DATE: July 14, 1981
TRADING SYMBOL: FSPHX
SIZE: as of August 31, 1995, more than
$1.0 billion
MANAGER: Karen Firestone, since February
1995; manager Fidelity Select Biotechnology
Portfolio since 1992; manager, Fidelity Select
Air Transportation portfolio, 1987-1992;
Fidelity Select Leisure Portfolio, 1989-1992;
joined Fidelity in 1983
(checkmark)
HEALTH CARE PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 81.8%
 SHARES VALUE (NOTE 1)
DEFENSE ELECTRONICS - 0.0%
Maxwell Laboratories, Inc.   10,000 $ 86,243
DRUG STORES - 0.5%
Eckerd Corp. (a)  50,000  1,831,250
Revco (D.S.), Inc.   200,060  3,951,185
  5,782,435
DRUGS & PHARMACEUTICALS - 45.5%
BIOTECHNOLOGY - 7.4%
Amgen, Inc. (a)  590,000  28,246,250
Athena Neurosciences, Inc. (a)   100,000  1,037,500
Biochem Pharmaceuticals, Inc. (a)  31,200  931,508
Biogen, Inc. (a)   344,700  18,872,325
Cambridge Neuroscience, Inc. (a)   45,900  493,425
Cephalon, Inc. (a)  175,000  4,243,750
COR Therapeutics, Inc. (a)   387,100  4,500,038
Genentech, Inc. (redeemable) (a)  207,400  9,773,725
Genetics Institute, Inc.
 depositary share (a)  72,000  2,826,000
Gilead Sciences, Inc.   251,000  5,459,250
Magainin Pharmaceuticals, Inc.   100,000  975,000
North American Biologicals, Inc. (a)  51,800  472,675
Sequana Therapeutics, Inc. (a)  100,000  1,050,000
  78,881,446
DRUGS - 36.7%
Allergan, Inc.   1,529,400  46,455,525
American Home Products Corp.   562,400  43,304,800
Astra AB Class A Free shares  225,000  7,452,218
Bristol-Myers Squibb Co.   941,100  64,582,988
Dura Pharmaceuticals, Inc. (a)  100,000  2,450,000
Elan Corp. PLC ADR (a)  130,850  5,135,863
Elan Corp. PLC ADR (warrants) (a)  27,111  332,110
Glaxo PLC sponsored ADR  145,000  3,443,750
Lilly (Eli) & Co.   100,000  8,187,500
Merck & Co., Inc.   440,000  21,945,000
Pfizer, Inc.   633,600  31,284,000
Pharmacia AB Class A Free shares  807,300  22,042,737
Roche Holdings Ltd. (part. certs.)  2,000  13,410,885
Sabdoz AG   11,000  7,967,902
Schering-Plough Corp.   1,808,400  84,316,650
SmithKline Beecham PLC ADR  450,000  20,137,500
Upjohn Co.   50,000  2,118,750
Warner-Lambert Co.   75,900  6,859,463
  391,427,641
IN VITRO, IN VIVO DIAGNOSTIC SUBSTANCES - 0.1%
Igen, Inc. (a)  174,000  1,174,500
PHARMACEUTICAL PREPARATIONS - 1.3%
Advanced Therapeutic Systems Ltd. (a)  27,111  742,164
Copley Pharmaceutical, Inc. (a)  220,500  3,969,000
Immunex Corp. (a)  386,300  5,987,650
Inhale Therapeutic Systems (a)  39,000  472,875
Ligand Pharmaceuticals, Inc. Class B (a)  232,800  2,153,400
  13,325,089
TOTAL DRUGS & PHARMACEUTICALS   484,808,676
MEDICAL EQUIPMENT & SUPPLIES - 30.5%
DRUG DISTRIBUTORS - WHOLESALE - 3.7%
Bergen Brunswig Corp. Class A  1,150,490  24,016,479
Cardinal Health, Inc.   297,666  15,925,131
  39,941,610
MEDICAL, DENTAL, HOSPITALS EQUIPMENT - WHOLESALE - 0.3%
Sterile Concepts Holdings  252,200  3,625,375

 SHARES VALUE (NOTE 1)

MEDICAL SUPPLIES & APPLIANCES - 14.0%
Abbott Laboratories  5,000 $ 193,750
Baxter International, Inc.   623,000  24,297,000
Becton, Dickinson & Co.   535,300  30,177,538
Boston Scientific Corp. (a)  888,668  35,324,553
Healthdyne, Inc. (a)  258,200  2,501,313
Johnson & Johnson  829,600  57,242,400
  149,736,554
MEDICAL TECHNOLOGY - 11.7%
Advanced Medical, Inc. (a)  196,460  577,101
Advanced Technology Laboratories, Inc.   477,600  8,119,200
AMSCO International, Inc. (a)   210,800  3,768,050
Beckman Instruments, Inc.   354,000  10,133,250
Gish Biomedical, Inc. (a)  141,700  1,169,025
Haemonetics Corp. (a)  270,000  5,805,000
Mentor Corp.   142,600  5,454,450
Nellcor, Inc. (a)  371,400  19,312,800
St. Jude Medical, Inc.   864,600  51,551,775
Spacelabs Medical, Inc. (a)(c)  574,300  15,003,588
Vital Signs, Inc.   179,300  3,429,113
  124,323,352
X-RAY ELECTRO-MEDICAL APPARATUS - 0.8%
Healthdyne Technologies, Inc. (a)  168,013  2,247,174
Protocol Systems, Inc. (a)(c)  503,000  5,941,688
  8,188,862
TOTAL MEDICAL EQUIPMENT & SUPPLIES   325,815,753
MEDICAL FACILITIES MANAGEMENT - 5.3%
HOME HEALTH CARE AGENCIES - 1.8%
Apria Healthcare Group, Inc. (a)  691,880  19,372,640
HOSPITALS - 2.1%
Columbia/HCA Healthcare Corp.   341,705  16,060,135
NovaCare, Inc. (a)  50,000  412,500
Tenet Healthcare Corp. (a)  200,000  3,175,000
Vencor, Inc. (a)  80,600  2,387,775
  22,035,410
MEDICAL SERVICES - 0.5%
Lincare Holdings, Inc. (a)  150,000  4,481,250
Syncor International Corp. (a)  107,500  1,075,000
  5,556,250
SKILLED NURSING CARE FACILITIES - 0.3%
TheraTx, Inc. (a)  205,600  2,724,200
SPECIALTY OUTPATIENT CLINICS - 0.6%
Foundation Health Corp. (a)  200,000  6,925,000
TOTAL MEDICAL FACILITIES MANAGEMENT   56,613,500
SERVICES - 0.0%
BUILDING MAINTENANCE - 0.0%
Health Care Services Group, Inc.   577  6,419
TOTAL COMMON STOCKS
 (Cost $685,267,369)   873,113,026
CONVERTIBLE PREFERRED STOCKS - 0.9%
MEDICAL EQUIPMENT & SUPPLIES - 0.9%
MEDICAL TECHNOLOGY - 0.9%
U.S. Surgical Corp. $2.20
 (b) (Cost $7,710,166)  332,800  9,526,400
 NONCONVERTIBLE BONDS - 0.2%
 PRINCIPAL VALUE (NOTE 1)
 AMOUNT
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
MEDICAL TECHNOLOGY - 0.2%
Advanced Medical, Inc. 15%,
 7/15/99 (Cost $1,542,097)  $ 2,090,000 $ 2,090,000
REPURCHASE AGREEMENTS - 17.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95   $ 182,089,433  182,060,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $876,579,632) $1,066,789,426
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,526,400 or 0.9% of net assets.
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Protocol Systems, Inc.  $ 430,525 $ - $ - $ 5,941,688
Spacelabs Medical, Inc.   -  -  -  15,003,588
Totals   $ 430,525 $ - $ - $ 20,945,276
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $219,588,173 and $282,640,714, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $134,054 for the period (see Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $19,368,638 and $20,312,400, respectively (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $878,486,293. Net unrealized appreciation aggregated $188,303,133, of which $194,782,598 related to appreciated investment securities and $6,479,465 related to depreciated investment securities. HEALTH CARE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $182,060,000) (cost $876,579,632) -        $ 1,066,789,426
See accompanying schedule

Cash                                                                                                               418

Receivable for investments sold                                                                                   1,032,496

Receivable for fund shares sold                                                                                    4,488,127

Dividends receivable                                                                                               1,673,342

Interest receivable                                                                                                39,188

Redemption fees receivable                                                                                        1,760

Other receivables                                                                                                  929,674

Prepaid expenses                                                                                                  46,703

 TOTAL ASSETS                                                                                                     1,075,001,134

LIABILITIES

Payable for investments purchased                                                                  $ 13,635,606

Payable for fund shares redeemed                                                                    2,882,497

Accrued management fee                                                                              503,612

Other payables and                                                                                  911,603
accrued expenses

Collateral on securities loaned,                                                                    20,312,400
at value

 TOTAL LIABILITIES                                                                                                38,245,718

NET ASSETS                                                                                                       $ 1,036,755,416

Net Assets consist of:

Paid in capital                                                                                                  $ 789,096,207

Undistributed net investment income                                                                                4,878,205

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                52,571,210

Net unrealized appreciation (depreciation) on investments                                                          190,209,794

NET ASSETS, for 11,621,586 shares outstanding                                                                     $ 1,036,755,416

NET ASSET VALUE and redemption price per share ($1,036,755,416 (divided by) 11,621,586 shares)                    $89.21

Maximum offering price per share (100/97.00 of $89.21)                                                             $91.97


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                              $ 7,583,253
Dividends

Interest (including income on securities loaned of $131,422)                                    3,542,204

 TOTAL INCOME                                                                                   11,125,457

EXPENSES

Management fee                                                                   $ 2,805,055

Transfer agent                                                                    3,184,785
Fees

 Redemption fees                                                                  (246,354
                                                                                 )

Accounting and security lending fees                                              360,962

Non-interested trustees' compensation                                             3,489

Custodian fees and expenses                                                       31,573

Registration fees                                                                 46,703

Audit                                                                             41,735

Legal                                                                             3,191

Miscellaneous                                                                     7,912

 Total expenses before reductions                                                 6,239,051

 Expense reductions                                                               (29,280       6,209,771
                                                                                 )

NET INVESTMENT INCOME                                                                           4,915,686

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            55,077,588

 Foreign currency transactions                                                    (10,157       55,067,431
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                   82,714,799

NET GAIN (LOSS)                                                                                 137,782,230

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 142,697,916

OTHER INFORMATION                                                                               $2,480,069
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                                $28,470
 by FDC

 Exchange fees withheld by FSC                                                                  $184,875


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)




Operations                                                                                       $ 4,915,686       $ 6,943,717
Net investment income

 Net realized gain (loss)                                                                        55,067,431        79,587,152

 Change in net unrealized appreciation (depreciation)                                            82,714,799        91,979,090

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  142,697,916       178,509,959

Distributions to shareholders                                                                     (637,345)         (5,882,332
From net investment income                                                                                          )

 From net realized gain                                                                            (4,592,709)       (56,259,930
                                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                               (5,230,054)       (62,142,262
                                                                                                                    )

Share transactions                                                                                 400,461,685       608,744,670
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     5,130,212         60,781,787

 Cost of shares redeemed                                                                           (449,648,143)     (366,138,010
                                                                                                                    )

 Paid in capital portion of redemption fees                                                        202,828           495,264

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          (43,853,418)      303,883,711

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          93,614,444        420,251,408

NET ASSETS

 Beginning of period                                                                               943,140,972       522,889,564

 End of period (including undistributed net investment income of $4,878,205 and $2,008,371,
respectively)                                                                                     $ 1,036,755,416   $ 943,140,972

OTHER INFORMATION
Shares

 Sold                                                                                              4,811,357         8,512,762

 Issued in reinvestment of distributions                                                           65,049            871,512

 Redeemed                                                                                         (5,643,937)       (5,254,899
                                                                                                                    )

 Net increase (decrease)                                                                           (767,531)         4,129,375



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                     $ 76.13       $ 63.31     $ 52.57     $ 70.42     $ 69.99     $ 46.15

Income from Investment Operations

 Net investment income (loss)                            .44           .75         .15         .13         (.02)       .73 E

 Net realized and unrealized gain (loss)                 13.03         18.38       10.61       (9.34)      9.47        28.70

 Total from investment operations                        13.47         19.13       10.76       (9.21)      9.45        29.43

Less Distributions                                       (.05)         (.62)       (.07)       (.16)       (.34)       (.20)
From net investment income

 From net realized gain                                  (.36)         (5.74)      -           (8.51)      (8.81)      (5.67)

 Total distributions                                     (.41)         (6.36)      (.07)       (8.67)      (9.15)      (5.87)

Redemption fees added to paid in capital                 .02           .05         .05         .03         .13         .28

Net asset value, end of period                           $ 89.21       $ 76.13     $ 63.31     $ 52.57     $ 70.42     $ 69.99

TOTAL RETURN B, C                                        17.79%        31.24%      20.57%      (14.81)%    13.92%      69.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $ 1,036,755   $ 943,141   $ 522,890   $ 536,367   $ 838,814   $ 624,018

Ratio of expenses to average net assets                  1.34% A       1.36%       1.55%       1.46% A     1.44%       1.53%

Ratio of expenses to average net assets before expense   1.35% A       1.39%       1.59%       1.46% A     1.44%       1.53%
reductions

Ratio of net investment income (loss) to average net     1.06% A       1.08%       .26%        .24% A      (.02)%      1.28%
assets

Portfolio turnover rate                                  54% A         151%        213%        112% A      154%        159%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED
TO $.55 PER SHARE.


MEDICAL DELIVERY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995           MONTH    YEAR     YEARS     FUND
                          S

MEDICAL DELIVERY          11.84%   22.28%   163.61%   254.44%

MEDICAL DELIVERY
(INCL. 3% SALES CHARGE)   8.49%    18.61%   155.70%   243.81%

S&P 500                   16.81%   21.45%   102.17%   201.52%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on June 30, 1986. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995           YEAR     YEARS    FUND

MEDICAL DELIVERY          22.28%   21.39%   14.78%

MEDICAL DELIVERY
(INCL. 3% SALES CHARGE)   18.61%   20.66%   14.40%

S&P 500                   21.45%   15.12%   12.78%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
              Select Medical Standard & Poor'
     06/30/86        9700.00        10000.00
     07/31/86        9011.30         9488.77
     08/31/86        9108.30        10192.84
     09/30/86        8380.80         9349.89
     10/31/86        9040.40         9889.38
     11/30/86        8506.90        10129.69
     12/31/86        7944.30         9871.39
     01/31/87        8342.00        11201.06
     02/28/87        8953.10        11643.50
     03/31/87        9379.90        11980.00
     04/30/87        8409.90        11873.38
     05/31/87        8671.80        11976.68
     06/30/87        9263.50        12581.50
     07/31/87        9661.20        13219.38
     08/31/87        9438.10        13712.46
     09/30/87        9292.60        13412.16
     10/31/87        6644.50        10523.18
     11/30/87        6246.80         9656.07
     12/31/87        6984.28        10390.90
     01/31/88        7025.49        10828.35
     02/29/88        7386.04        11332.96
     03/31/88        7581.76        10982.77
     04/30/88        7643.57        11104.68
     05/31/88        7519.95        11201.29
     06/30/88        7756.88        11715.43
     07/31/88        7674.47        11670.91
     08/31/88        7458.14        11274.10
     09/30/88        7880.50        11754.37
     10/31/88        8086.52        12081.14
     11/30/88        7828.99        11908.38
     12/31/88        8086.52        12116.78
     01/31/89        8684.00        13003.73
     02/28/89        9003.34        12679.94
     03/31/89        9497.80        12975.38
     04/30/89       10146.79        13648.80
     05/31/89       10672.15        14201.58
     06/30/89       10548.08        14120.63
     07/31/89       11745.32        15395.72
     08/31/89       12292.34        15697.48
     09/30/89       12632.93        15633.12
     10/31/89       12209.77        15270.43
     11/30/89       12777.42        15581.95
     12/31/89       12778.17        15955.91
     01/31/90       10896.85        14885.27
     02/28/90       11171.65        15077.29
     03/31/90       11689.54        15476.84
     04/30/90       11805.80        15089.92
     05/31/90       13475.74        16561.19
     06/30/90       14120.46        16448.57
     07/31/90       14173.30        16395.93
     08/31/90       13042.40        14913.74
     09/30/90       12175.72        14187.44
     10/31/90       12027.75        14126.44
     11/30/90       13697.69        15039.00
     12/31/90       14856.14        15458.59
     01/31/91       17250.54        16132.59
     02/28/91       18317.13        17286.07
     03/31/91       21038.04        17704.39
     04/30/91       20406.79        17746.88
     05/31/91       22093.75        18513.55
     06/30/91       20232.46        17665.63
     07/31/91       22262.51        18488.84
     08/31/91       22523.35        18927.03
     09/30/91       22727.49        18610.95
     10/31/91       23226.50        18860.33
     11/30/91       22580.06        18100.26
     12/31/91       26417.94        20170.93
     01/31/92       26441.16        19795.75
     02/29/92       25419.73        20053.10
     03/31/92       23736.68        19662.06
     04/30/92       22796.50        20240.13
     05/31/92       22564.36        20339.30
     06/30/92       21376.17        20036.25
     07/31/92       22592.60        20855.73
     08/31/92       22567.26        20428.19
     09/30/92       19918.99        20669.24
     10/31/92       20907.34        20741.58
     11/30/92       22960.06        21448.87
     12/31/92       22934.72        21712.69
     01/31/93       21768.98        21895.08
     02/28/93       18322.43        22192.85
     03/31/93       18727.91        22661.12
     04/30/93       18499.83        22112.72
     05/31/93       19070.03        22705.34
     06/30/93       19260.09        22771.19
     07/31/93       19741.60        22680.10
     08/31/93       19678.24        23539.68
     09/30/93       21300.14        23358.43
     10/31/93       22301.16        23841.94
     11/30/93       22668.62        23615.45
     12/31/93       24201.83        23901.19
     01/31/94       25557.64        24713.83
     02/28/94       25697.02        24044.09
     03/31/94       24417.24        22995.77
     04/30/94       25202.85        23290.11
     05/31/94       26051.81        23672.07
     06/30/94       24442.58        23092.10
     07/31/94       25532.30        23849.53
     08/31/94       28117.20        24827.36
     09/30/94       29118.22        24219.09
     10/31/94       30068.56        24764.01
     11/30/94       28776.10        23862.11
     12/31/94       29003.49        24215.98
     01/31/95       30276.62        24843.91
     02/28/95       30740.78        25812.07
     03/31/95       32690.26        26573.79
     04/30/95       31627.82        27356.38
     05/31/95       30590.41        28449.82
     06/30/95       31082.52        29110.71
     07/31/95       34221.36        30076.02
     08/31/95       34380.96        30151.51

Let's say you invested $10,000 in Fidelity Select Medical Delivery Portfolio on June 30, 1986, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $34,381 - a 243.81% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $30,152 over the same period - a 201.52% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                             % OF FUND'S
                                             INVESTMENTS

Columbia/HCA Healthcare Corp.                7.4

Apria Healthcare Group, Inc.                 7.2

Baxter International, Inc.                   7.1

Health Management Associates, Inc. Class A   6.4

Universal Health Services, Inc. Class B      5.8

Lincare Holdings, Inc.                       5.0

Tenet Healthcare Corp.                       4.3

HEALTHSOUTH Rehabilitation Corp.             3.6

Warner-Lambert Co.                           3.0

Capstone Capital Corp.                       2.3

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 43.0
Row: 1, Col: 2, Value: 5.9
Row: 1, Col: 3, Value: 6.5
Row: 1, Col: 4, Value: 7.7
Row: 1, Col: 5, Value: 7.8
Row: 1, Col: 6, Value: 29.1
Hospitals 29.1%
Medical Supplies &
Appliances 7.8%
Home Health Care Agencies 7.7%
Medical Services  6.5%
Drug Distributors - Wholesale 5.9%
All Others 43.0%*
* INCLUDES SHORT-TERM INVESTMENTS
MEDICAL DELIVERY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Stephen Binder,
Portfolio Manager of Fidelity Select Medical
Delivery Portfolio
Q. HOW HAS THE FUND PERFORMED, STEVE?
A. For the six months ended August 31, 1995, Select Medical Delivery returned 11.84%. The Standard & Poor's 500 Index returned 16.81% for the same time period. For the 12 months ended August 31, 1995, the fund returned 22.28%, while the S&P returned 21.45%
Q. WHAT FACTORS CONTRIBUTED TO RESULTS?
A. There were several themes during the past six months. The gross underperformance of HMO stocks had a negative impact on the fund, but was partially offset by the strong performance of most hospital stocks.
Q. WHAT HAPPENED TO HEALTH MAINTENANCE ORGANIZATION, OR HMO, STOCKS DURING THE PERIOD?
A. They got clobbered. Ironically, HMO enrollment growth accelerated, but new members are much less profitable than existing, and earnings have slowed. U.S. Healthcare, which was one of the fund's largest holdings six months ago, hasn't held up well. Its profit margins dramatically compressed when they cut prices in order to gain market share. This strategy backfired and the stock collapsed. By March, I'd decreased the fund's holdings in U.S. Healthcare nearly in half and was out of the stock completely by May. Another disappointment was United HealthCare. It maintained its price discipline, but enrollment growth slowed and earnings were disappointing. I liquidated the fund's position in United HealthCare as well.
Q. DID THE FUND OWN ANY HMO STOCKS AT THE END OF AUGUST?
A. Yes, but I've cut the fund's holdings by about 75%. Oxford Health Plans is the fund's largest HMO position. I owned it six months ago but have added to the position during the past six months. Located in the New York metropolitan area, Oxford is an HMO that is growing enrollment by more than 100 percent per year in a market that's under-penetrated by managed care. In short, Oxford Health Plans is growing so rapidly it's overwhelming the competitive pressures that are plaguing the industry.
Q. YOU SAID THE HOSPITAL STOCKS PERFORMED BETTER THAN THE HMOS AS A GROUP. WHAT'S THE STORY THERE?
A. In contrast to HMOs, hospital stocks equaled or exceeded Wall Street expectations. During the past six months, Columbia/HCA was up about 50%, Health Management Associates was up about 30%, and Universal Health Services was up about 36%. Hospitals benefited from an increase in surgeries and outpatient visits. In general, hospital admissions have been stronger this year than they were last year. Many hospitals have experienced strong revenue growth, employed effective cost control strategies and have begun to use ample free cash flow to acquire other hospitals.
Q. OBVIOUSLY HMOS WERE THE MAJOR DISAPPOINTMENT OF THE PAST SIX MONTHS. WHAT OTHER INVESTMENTS DIDN'T WORK OUT AS YOU WOULD HAVE LIKED?
A. Nursing homes underperformed, but fortunately the fund was not heavily weighted in them anyway. Longer term, nursing homes are an attractive industry, but there are a couple of near-term issues that are causing the stocks to be more volatile than usual. One is the prospect of Medicaid block grants to the states by the federal government. States could be released from their obligations to make adequate reimbursements to nursing homes for their Medicaid patients. Another is the investigation into the level of payment to contract therapists for Medicare patients. There is a movement afoot to reduce the rates paid to speech and occupational therapists, which could hurt nursing home earnings.
Q. WHAT'S AHEAD FOR THE FUND?
A. I have already begun to cut back on the fund's hospital stocks that have run up in recent months. They've had a decent move and their valuations are no longer compelling. I'm interested in adding some HMOs again, but am still cautious.

FUND FACTS
START DATE: June 30, 1986
TRADING SYMBOL: FSHCX
SIZE: as of August 31, 1995, more than $183 million
MANAGER: Stephen Binder, since December
1994; manager, Fidelity Select Financial
Services Portfolio 1993-1994; Fidelity Select
Defense and Aerospace Portfolio, 1992-1994;
Fidelity Select Regional Banks Portfolio,
1990-1994; joined Fidelity in 1989
(checkmark)
MEDICAL DELIVERY PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 82.9%
 SHARES VALUE (NOTE 1)
CHEMICALS & PLASTICS - 1.6%
CHEMICALS - 1.6%
Grace (W.R.) & Co.   43,900 $ 2,924,833
DRUGS & PHARMACEUTICALS - 3.2%
DRUGS - 3.0%
Warner-Lambert Co.   63,500  5,738,813
IN VITRO, IN VIVO DIAGNOSTIC SUBSTANCES - 0.2%
Serologicals Corp. (a)  22,600  367,250
TOTAL DRUGS & PHARMACEUTICALS   6,106,063
ELECTRICAL EQUIPMENT - 0.0%
TV & RADIO COMMUNICATION EQUIPMENT - 0.0%
Lifeline Systems, Inc.   4,800  53,400
INSURANCE - 0.1%
INSURANCE BROKERS & SERVICES - 0.1%
HealthCare COMPARE Corp.   5,000  187,813
MEDICAL EQUIPMENT & SUPPLIES - 15.4%
DRUG DISTRIBUTORS - WHOLESALE - 5.9%
Amerisource Distribution Corp. Class A  85,000  1,933,750
Bergen Brunswig Corp. Class A   200,965  4,195,144
Cardinal Health, Inc.   50,000  2,675,000
McKesson Corp.  55,000  2,392,500
  11,196,394
MEDICAL SUPPLIES & APPLIANCES - 7.8%
Baxter International, Inc.   347,300  13,544,700
Boston Scientific Corp. (a)   30,000  1,192,500
  14,737,200
MEDICAL TECHNOLOGY - 0.6%
St. Jude Medical, Inc.   20,100  1,198,463
X-RAY & RELATED APPARATUS - 0.4%
Hologic, Inc.   41,400  693,450
X-RAY ELECTRO-MEDICAL APPARATUS - 0.7%
Fischer Imaging Corp. (a)  100,000  750,000
Protocol Systems, Inc. (a)  43,800  517,388
  1,267,388
TOTAL MEDICAL EQUIPMENT & SUPPLIES   29,092,895
MEDICAL FACILITIES MANAGEMENT - 59.9%
HMO'S & OUTPATIENT CARE - 4.5%
Oxford Health Plans, Inc. (a)  85,200  4,174,800
Pacificare Health Systems, Inc.
 Class B (a)  20,100  1,150,725
Physician Corp of America  100,000  1,600,000
Sierra Health Services, Inc. (a)  59,700  1,596,975
  8,522,500
HEALTH SERVICES - 0.8%
Rotech Medical Corp. (a)  56,300  1,449,725
HOME HEALTH CARE AGENCIES - 7.7%
Apria Healthcare Group, Inc. (a)  487,800  13,658,400
Vivra, Inc. (a)  30,000  993,750
  14,652,150
HOSPITALS - 29.1%
Columbia/HCA Healthcare Corp.   299,682  14,085,054
Community Psychiatric Centers  166,300  1,954,025
Health Management Associates, Inc.
 Class A (a)  364,712  12,217,852
HEALTHSOUTH Rehabilitation Corp. (a)  285,200  6,737,850
Quorum Health Group, Inc. (a)  45,400  964,750
Tenet Healthcare Corp. (a)  510,800  8,108,950

 SHARES VALUE (NOTE 1)


Universal Health Services, Inc.
 Class B (a)  319,300 $ 10,975,938
Vencor, Inc. (a)  1,200  35,550
  55,079,969
MEDICAL SERVICES - 6.5%
Laboratory Corp. of America Holdings  150,000  2,081,250
Lincare Holdings, Inc. (a)  317,900  9,497,263
Surgical Care Affiliates, Inc.   30,000  656,250
  12,234,763
MISCELLANEOUS HEALTH & ALLIED SERVICES - 0.4%
Renal Treatment Centers, Inc. (a)  25,000  812,500
NURSING CARE & NURSING HOMES - 3.9%
Arbor Health Care Co. (a)  17,000  365,500
Health Care & Retirement Corp. (a)  40,000  1,260,000
Integrated Health Services, Inc.   91,100  2,721,613
Manor Care, Inc.   95,000  3,075,625
  7,422,738
PSYCHIATRIC HOSPITALS - 0.6%
Horizon Mental Health
 Management, Inc. (a)   75,300  1,129,500
SKILLED NURSING CARE FACILITIES - 5.5%
Beverly Enterprises, Inc. (a)  65,000  861,250
Hillhaven Corp. (a)  86,900  2,422,338
Horizon/CMS Healthcare Corp. (a)  80,955  1,770,891
Multicare Companies, Inc. (a)  166,100  3,550,388
TheraTx, Inc. (a)  140,400  1,860,300
  10,465,167
SPECIALTY OUTPATIENT CLINICS - 0.9%
Foundation Health Corp. (a)  50,000  1,731,250
TOTAL MEDICAL FACILITIES MANAGEMENT   113,500,262
REAL ESTATE INVESTMENT TRUSTS - 2.3%
Capstone Capital Corp. (b)  247,400  4,422,275
SERVICES - 0.4%
BUILDING MAINTENANCE - 0.0%
Health Care Services Group, Inc.   1,004  11,170
MANAGEMENT SERVICES - 0.4%
Emcare Holdings (a)  39,200  764,400
TOTAL SERVICES   775,570
TOTAL COMMON STOCKS
 (Cost $128,559,149)   157,063,111
REPURCHASE AGREEMENTS - 17.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 32,388,235  32,383,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $160,942,149)  $ 189,446,111
LEGEND
1. Non-income producing
2. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Capstone Capital Corp.  $ - $ 1,200,956 $ 234,151 $ 4,422,275
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $65,150,649 and $183,628,625, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $61,720 for the period (see
Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $1,731,250 and $1,800,000, respectively (see Note 7 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $1,760,000 and $945,700, respectively. The weighted average interest rate paid was 6.2% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $160,942,149. Net unrealized appreciation aggregated $28,503,962, of which $29,674,359 related to appreciated investment securities and $1,170,397 related to depreciated investment securities. MEDICAL DELIVERY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $32,383,000) (cost $160,942,149) -           $ 189,446,111
See accompanying schedule

Cash                                                                                                                 815

Receivable for investments sold                                                                                      2,320,615

Receivable for fund shares sold                                                                                      403,814

Dividends receivable                                                                                                 114,906

Redemption fees receivable                                                                                           209

Other receivables                                                                                                    322,714

Prepaid expenses                                                                                                     19,241

 TOTAL ASSETS                                                                                                        192,628,425

LIABILITIES

Payable for investments purchased                                                                    $ 3,024,417

Payable for fund shares redeemed                                                                      4,063,404

Accrued management fee                                                                                95,153

Other payables and                                                                                     262,002
accrued expenses

Collateral on securities loaned,                                                                      1,800,000
at value

 TOTAL LIABILITIES                                                                                                   9,244,976

NET ASSETS                                                                                                          $ 183,383,449

Net Assets consist of:

Paid in capital                                                                                                     $ 134,779,342

Accumulated net investment (loss)                                                                                   (104,940
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 20,205,085

Net unrealized appreciation (depreciation) on investments                                                           28,503,962

NET ASSETS, for 7,095,261                                                                                          $ 183,383,449
shares outstanding

NET ASSET VALUE and redemption price per share ($183,383,449 (divided by) 7,095,261 shares)                         $25.85

Maximum offering price per share (100/97.00 of $25.85)                                                              $26.65


STATEMENT OF OPERATIONS



 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                                                   $ 847,172
Dividends (including $234,151 received from affiliated issuers)

Interest (including income on securities loaned of $138,325)                                                         588,029

 TOTAL INCOME                                                                                                        1,435,201

EXPENSES

Management fee                                                                                         $ 598,094

Transfer agent                                                                                           972,681
Fees

 Redemption fees                                                                                        (162,493
                                                                                                       )

Accounting and security lending fees                                                                     99,201

Non-interested trustees' compensation                                                                   1,043

Custodian fees and expenses                                                                             8,555

Registration fees                                                                                       19,241

Audit                                                                                                   22,142

Legal                                                                                                    979

Interest                                                                                                 1,624

Miscellaneous                                                                                           2,319

 Total expenses before reductions                                                                       1,563,386

 Expense reductions                                                                                     (23,245      1,540,141
                                                                                                       )

NET INVESTMENT INCOME (LOSS)                                                                                          (104,940
                                                                                                                    )

REALIZED AND UNREALIZED GAIN (LOSS)                                                                                  20,184,940
Net realized gain (loss) on investment securities (including realized gain (loss) of $(177,843) on sales of investment in affiliated issuers)

Change in net unrealized appreciation (depreciation) on investment securities                                        (3,146,218
                                                                                                                     )

NET GAIN (LOSS)                                                                                                      17,038,722

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ 16,933,782

OTHER INFORMATION                                                                                                    $649,615
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                                                     $2,504
 by FDC

 Exchange fees withheld by FSC                                                                                       $131,138


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                     $ (104,940      $ 620,837
Net investment income (loss)                                                                   )

 Net realized gain (loss)                                                                       20,184,940      25,519,856

 Change in net unrealized appreciation (depreciation)                                           (3,146,218      5,905,629
                                                                                               )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                16,933,782      32,046,322

Distributions to shareholders                                                                   -               (620,837
From net investment income                                                                                     )

 From net realized gain                                                                         (700,387        (9,893,316
                                                                                               )               )

 TOTAL DISTRIBUTIONS                                                                            (700,387        (10,514,153
                                                                                               )               )

Share transactions                                                                              137,076,585     408,339,151
Net proceeds from sales of shares

 Reinvestment of distributions                                                                  685,465         10,314,005

 Cost of shares redeemed                                                                        (270,397,857    (329,680,344
                                                                                               )               )

 Paid in capital portion of redemption fees                                                     216,013         512,240

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                        (132,419,794    89,485,052
                                                                                               )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       (116,186,399    111,017,221
                                                                                               )

NET ASSETS

 Beginning of period                                                                            299,569,848     188,552,627

 End of period (including accumulated net investment loss of $104,940 and $0, respectively)    $ 183,383,449   $ 299,569,848

OTHER INFORMATION
Shares

 Sold                                                                                           5,577,687       18,773,290

 Issued in reinvestment of distributions                                                        28,359          506,086

 Redeemed                                                                                       (11,434,845     (15,651,245
                                                                                               )               )

 Net increase (decrease)                                                                        (5,828,799)     3,628,131



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991



Net asset value, beginning of period                      $ 23.18     $ 20.28     $ 14.46     $ 19.64     $ 18.75     $ 11.17

Income from Investment Operations

 Net investment income (loss)                              (.01)       .06         (.10)       (.13)       (.15)       (.01)

 Net realized and unrealized gain (loss)                   2.72        3.74        5.84        (3.56)      2.16        7.76

 Total from investment operations                          2.71        3.80        5.74        (3.69)      2.01        7.75

Less Distributions                                         -           (.06) E     -           -           -           -
From net investment income

 From net realized gain                                    (.07)       (.89) E     -           (1.55)      (1.24)      (.39)

 Total distributions                                       (.07)       (.95)       -           (1.55)      (1.24)      (.39)

Redemption fees added to paid in capital                   .03         .05         .08         .06         .12         .22

Net asset value, end of period                            $ 25.85     $ 23.18     $ 20.28     $ 14.46     $ 19.64     $ 18.75

TOTAL RETURN B, C                                          11.84%      19.63%      40.25%      (19.63)%    11.71%      72.85%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                   $ 183,383   $ 299,570   $ 188,553   $ 71,809    $ 129,361   $ 131,622

Ratio of expenses to average net assets                    1.56% A     1.45%       1.79%       1.77% A     1.69%       1.94%

Ratio of expenses to average net assets before expense     1.58% A     1.48%       1.82%       1.77% A     1.69%       1.94%
reductions

Ratio of net investment income (loss) to average net       (.11)%      .29%        (.57)%      (.89)%      (.71)%      (.07)%
assets                                                    A                                   A

Portfolio turnover rate                                    70% A       123%        164%        155% A      181%        165%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO
TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).




COMPUTERS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past 10 years total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

COMPUTERS                 55.75%   69.69%   371.03%   478.79%

COMPUTERS
(INCL. 3% SALES CHARGE)   51.08%   64.60%   356.90%   461.43%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

COMPUTERS                 69.69%   36.34%   19.19%

COMPUTERS
(INCL. 3% SALES CHARGE)   64.60%   35.51%   18.83%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
              Select CompuStandard & Poor
     08/31/85     9700.00       10000.00
     09/30/85     9275.63        9687.00
     10/31/85     9831.35       10134.54
     11/30/85    10912.50       10829.77
     12/31/85    11478.33       11353.93
     01/31/86    11609.69       11417.51
     02/28/86    12215.94       12271.54
     03/31/86    12215.94       12956.29
     04/30/86    13438.54       12809.89
     05/31/86    13963.96       13491.37
     06/30/86    13034.38       13719.38
     07/31/86    11012.24       12952.46
     08/31/86    12087.10       13913.54
     09/30/86    11154.21       12762.89
     10/31/86    12249.35       13499.31
     11/30/86    12330.47       13827.34
     12/31/86    12381.17       13474.74
     01/31/87    14845.24       15289.79
     02/28/87    16325.70       15893.74
     03/31/87    16437.25       16353.07
     04/30/87    16832.71       16207.52
     05/31/87    16761.73       16348.53
     06/30/87    16416.97       17174.13
     07/31/87    16690.75       18044.86
     08/31/87    17836.59       18717.93
     09/30/87    17988.69       18308.01
     10/31/87    11640.94       14364.46
     11/30/87    10069.21       13180.83
     12/31/87    11594.96       14183.89
     01/31/88    10988.55       14781.03
     02/29/88    11981.81       15469.83
     03/31/88    11793.61       14991.81
     04/30/88    12400.02       15158.22
     05/31/88    12034.09       15290.10
     06/30/88    13173.72       15991.91
     07/31/88    12180.46       15931.15
     08/31/88    11019.92       15389.49
     09/30/88    11312.67       16045.08
     10/31/88    10403.05       16491.13
     11/30/88    10340.32       16255.31
     12/31/88    11009.46       16539.78
     01/31/89    11657.69       17750.49
     02/28/89    11448.59       17308.50
     03/31/89    10904.91       17711.79
     04/30/89    12128.18       18631.03
     05/31/89    13205.08       19385.59
     06/30/89    11636.78       19275.09
     07/31/89    11845.89       21015.63
     08/31/89    12023.63       21427.54
     09/30/89    12305.93       21339.68
     10/31/89    11898.17       20844.60
     11/30/89    11636.78       21269.83
     12/31/89    11762.25       21780.31
     01/31/90    11657.69       20318.85
     02/28/90    12713.68       20580.96
     03/31/90    13623.30       21126.36
     04/30/90    13257.36       20598.20
     05/31/90    14982.49       22606.52
     06/30/90    15254.33       22452.80
     07/31/90    14166.97       22380.95
     08/31/90    11919.08       20357.71
     09/30/90    11134.93       19366.29
     10/31/90    11553.14       19283.02
     11/30/90    13456.01       20528.70
     12/31/90    13927.29       21101.45
     01/31/91    16301.26       22021.47
     02/28/91    17356.36       23596.01
     03/31/91    18727.99       24167.03
     04/30/91    17514.63       24225.03
     05/31/91    18400.91       25271.56
     06/30/91    15895.32       24114.12
     07/31/91    17492.46       25237.84
     08/31/91    18578.95       25835.97
     09/30/91    17601.11       25404.51
     10/31/91    17253.43       25744.93
     11/30/91    16069.16       24707.41
     12/31/91    18209.54       27533.94
     01/31/92    20110.90       27021.81
     02/29/92    21490.74       27373.09
     03/31/92    19795.82       26839.32
     04/30/92    19154.79       27628.39
     05/31/92    19393.82       27763.77
     06/30/92    17525.06       27350.09
     07/31/92    18383.38       28468.71
     08/31/92    17329.49       27885.10
     09/30/92    18187.81       28214.15
     10/31/92    19621.98       28312.90
     11/30/92    20838.85       29278.37
     12/31/92    22207.82       29638.49
     01/31/93    23500.74       29887.45
     02/28/93    21892.74       30293.92
     03/31/93    22327.34       30933.12
     04/30/93    21693.21       30184.54
     05/31/93    24234.87       30993.49
     06/30/93    23265.02       31083.37
     07/31/93    24234.87       30959.04
     08/31/93    25672.90       32132.38
     09/30/93    26397.50       31884.96
     10/31/93    26397.50       32544.98
     11/30/93    27523.40       32235.80
     12/31/93    28618.76       32625.86
     01/31/94    30463.99       33735.14
     02/28/94    31756.83       32820.92
     03/31/94    31427.74       31389.92
     04/30/94    31227.94       31791.71
     05/31/94    31204.43       32313.10
     06/30/94    28642.26       31521.43
     07/31/94    29547.25       32555.33
     08/31/94    33084.93       33890.10
     09/30/94    32849.86       33059.79
     10/31/94    34083.94       33803.64
     11/30/94    34283.74       32572.51
     12/31/94    34471.79       33055.56
     01/31/95    33414.01       33912.69
     02/28/95    36046.70       35234.27
     03/31/95    38820.43       36274.03
     04/30/95    41904.83       37342.30
     05/31/95    43976.26       38834.87
     06/30/95    48785.79       39737.01
     07/31/95    54916.76       41054.68
     08/31/95    56142.95       41157.73

Let's say you invested $10,000 in Fidelity Select Computers Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $56,143 - a 461.43% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

Micron Technology, Inc.                 9.0

Compaq Computer Corp.                   5.0

Nippon Steel Semiconductor Corp.        3.8

SGS-Thomson Microelectronic NV          2.5

Structural Dynamics Research Corp.      2.4

Digital Equipment Corp.                 2.3

Sun Microsystems, Inc.                  2.1

International Business Machines Corp.   2.1

LSI Logic Corp.                         2.0

Apple Computer, Inc.                    2.0

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 43.7
Row: 1, Col: 2, Value: 4.2
Row: 1, Col: 3, Value: 5.5
Row: 1, Col: 4, Value: 6.2
Row: 1, Col: 5, Value: 9.4
Row: 1, Col: 6, Value: 31.0
Semiconductors 31.0%
Mini & Micro Computers 9.4%
Electronic Equipment 6.2%
Electronic Computers 5.5%
Prepackaged Computer
Software 4.2%
All Others 43.7%*
* INCLUDES SHORT-TERM INVESTMENTS
COMPUTERS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Harry Lange,
Portfolio Manager of Fidelity Select Computers Portfolio
Q. HARRY, HOW DID THE FUND PERFORM?
A. It's been a strong six months for computer-related stocks. The fund had a total return of 55.75% from March 1, 1995, through August 31, 1995. During the same period, the S&P 500 returned 16.81%. For the 12 months ended August 31, 1995, the fund rose 69.69%, while the S&P 500 was up 21.45%.
Q. HOW DID THE FUND SO HANDILY TOP THE RETURNS OF THE BROAD MARKET?
A. Over the past six months, the technology sector has shown the strongest earnings gains and stock performance in the market, and computer and semiconductor stocks - which make up most of this fund - have led the technology rally. Essentially, the story hasn't changed much. The 20%-plus growth of the personal computer industry has continued uninterrupted. Businesses have continued to embrace PCs to improve productivity, while consumers have continued to be enamored with the ever-growing capabilities of computers and software products. If ever there were a time that PC growth would have slowed, it would have been in advance of Microsoft's release of its new PC software program, Windows 95; it's simply such a large-scale product transition. However, the growth continued right through the release, and it even appears to be accelerating as we look to year-end and the holiday season.
Q. LET'S START WITH COMPUTER STOCKS. WHICH PROVED SUCCESSFUL?
A. Compaq Computer - the fund's second largest investment at the end of the period - made solid gains. Compaq launched a new product line earlier this year, and the stock hesitated for a time as investors waited to see how the transition would go. Ultimately, the transition was successful, and the stock rose quickly from mid-April through August. IBM was another strong performer. The company had huge up-side earnings surprises in the first two quarters of 1995. Overall revenues were strong and a multi-year cost-cutting effort boosted profits.
Q. HOW ABOUT THE SEMICONDUCTOR COMPANIES?
A. Broadly speaking, worldwide demand for computer chips has far outstripped existing supply, which has helped keep prices steady and earnings strong. Micron Technology - the fund's largest investment at the end of the period - made, by far, the strongest positive contribution to the fund's performance over the past six months. The company has back orders for its DRAMs - or memory chips - for the next six months at constant prices. And Windows 95 requires greater memory power, which should further boost demand for Micron's products. In addition, Micron has developed ways to produce a far greater number of chips at little additional cost, which should enhance profits going forward. Other semiconductor companies that helped the fund included Texas Instruments, Intel, LSI Logic, and SGS-Thomson Microelectric. Also, I've made a small investment - less than 5% of the fund - in Japanese semiconductor manufacturers. Nippon Steel Semiconductor is a good example of a Japanese company benefiting from the same worldwide supply/demand dynamics as the U.S. companies, but whose stock was significantly cheaper.
Q. WHICH STOCKS DIDN'T PERFORM AS WELL AS YOU HAD HOPED?
A. Fortunately, most of the few disappointments were among the fund's smaller holdings. The exception was Amdahl, which manufactures mainframe computers. The company had trouble producing its next generation of disk drives, which led to lower-than-expected earnings.
Q. LET'S TURN TO YOUR OUTLOOK. CAN THESE STOCKS CONTINUE TO OUTPERFORM THE REST OF THE MARKET?
A. It's a good possibility, though these stocks are historically volatile, and a 10% to 15% correction can occur at any time. But, overall, I'm optimistic about the fund's prospects through the end of the year and into 1996. There seems to be no let-up in the demand for PCs and related products, with a greater share of the new demand coming from overseas countries that are increasingly making the transition to computer-based operations. In addition, although these stocks are somewhat more expensive than they were six months ago, their valuations - prices relative to earnings - generally are still quite attractive. Of course, if earnings for these companies come in below expectations at any point during the rest of the year, investors who have been looking for a reason to sell will certainly have found it.

FUND FACTS
START DATE: July 29, 1985
TRADING SYMBOL: FDCPX
SIZE: as of August 31, 1995, more than
$598 million
MANAGER: Harry Lange, since 1992; manager,
Fidelity Select Technology Portfolio since
1993; Fidelity Select Electronics Portfolio,
January 1994-March 1995; research director,
Fidelity Investments Far East 1988-1992;
manager, Fidelity Select Capital Goods Portfolio, and Fidelity Select Automation and Machinery
Portfolio, 1988; joined Fidelity in 1987
(checkmark)
COMPUTERS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.2%
 SHARES VALUE (NOTE 1)
BROADCASTING - 0.2%
CABLE TV OPERATORS - 0.2%
Heartland Wireless
 Communications, Inc. (a)   50,000 $ 1,087,500
COMMUNICATIONS EQUIPMENT - 4.2%
DATACOMMUNICATIONS EQUIPMENT - 1.1%
Cisco Systems, Inc. (a)  70,000  4,593,750
General DataComm Industries, Inc. (a)   100,000  1,175,000
3Com Corp.  (a)  20,000  780,000
  6,548,750
TELEPHONE EQUIPMENT - 3.1%
Colonial Data Technologies, Inc. (a)  50,000  906,250
DSC Communications Corp.  (a)  11,000  577,500
Data Race, Inc.  (a)  35,000  225,313
Global Village Communication (a)  20,000  312,500
Natural Microsystems (a)  87,700  2,170,575
Network Equipment Technologies (a)  61,700  2,313,750
Newbridge Networks Corp.  (a)  13,900  401,363
Nokia Corp. AB sponsored ADR   100,000  6,937,500
Perceptron, Inc.  (a)  130,600  3,526,200
Target Technologies, Inc. (a)  70,000  455,000
U.S. Robotics Corp.    8,032  1,126,488
  18,952,439
TOTAL COMMUNICATIONS EQUIPMENT   25,501,189
COMPUTER SERVICES & SOFTWARE - 7.7%
CAD/CAM/CAE - 2.7%
Brooktrout Technology (a)  17,100  329,175
Chipcom Corp.  (a)  30,000  1,203,750
Integrated Silicon Systems, Inc.  (a)  1,000  28,500
Structural Dynamics Research Corp. (a)   800,000  14,500,000
Tecnomatix Technologies (a)  7,500  78,750
Viewlogic Systems, Inc. (a)  20,000  260,000
  16,400,175
COMPUTER & SOFTWARE STORES - 0.4%
MicroAge, Inc. (a)  192,800  2,265,400
COMPUTER RELATED SERVICES - 0.2%
Inso Corp.  (a)  20,800  1,302,600
COMPUTER SERVICES - 0.2%
CompuCom Systems, Inc. (a)   50,000  268,750
Datastream Systems, Inc.  (a)  20,000  630,000
  898,750
CUSTOM COMPUTER PROGRAMMING SERVICES - 0.0%
Harris Computer Systems Corp. (a)   9,100  133,088
ELECTRONIC INFORMATION RETRIEVAL - 0.0%
Data Broadcasting Corp.  (a)  15,000  133,125
PREPACKAGED COMPUTER SOFTWARE - 4.2%
Broderbund Software, Inc.  (a)  20,000  1,472,500
CBT Group PLC sponsored ADR (a)  21,000  829,500
Delrina Corp.  (a)  10,000  167,417
Fuji Soft, Inc.   13,000  305,490
Geoworks (a)  94,200  1,201,050
Globalink, Inc. (a)   174,300  1,786,575
Inference Corp. Class A (a)  600  10,800
Learning Co. (a)  10,000  585,000
National Instrument Corp. (a)  51,000  1,102,875
Novell, Inc. (a)  27,000  486,000
Oracle Systems Corp.  (a)  30,000  1,203,750
Parcplace Systems, Inc. (a)  15,000  150,000
Softkey International, Inc. (a)  278,900  11,121,138

 SHARES VALUE (NOTE 1)


Systems & Computer Technology
 Corp.  (a)  106,400 $ 2,832,900
Systems Software Associates, Inc.   68,500  2,162,031
Wonderware Corp.  (a)  4,000  138,000
  25,555,026
TOTAL COMPUTER SERVICES & SOFTWARE   46,688,164
COMPUTERS & OFFICE EQUIPMENT - 25.6%
COMPUTER EQUIPMENT - 0.5%
GVC Corp. GDR  (a)(b)  324,000  2,835,000
COMPUTER EQUIPMENT - WHOLESALE - 0.9%
GBC Technologies, Inc. (a)   249,200  1,962,450
Merisel, Inc. (a)  278,800  1,777,350
Southern Electronics Corp.  (a)  20,000  125,000
Tech Data Corp. (a)  158,300  1,879,813
  5,744,613
COMPUTER PERIPHERALS - 1.7%
In Focus Systems, Inc. (a)  100,000  3,112,500
Key Tronic Corp. (a)  357,500  5,451,875
Komag, Inc. (a)  19,700  1,226,325
Liuski International, Inc. (a)  22,500  98,438
Plannar Systems, Inc. (a)  5,000  100,000
Western Digital Corp. (a)  6,200  127,875
  10,117,013
COMPUTER RENTAL & LEASING - 1.5%
Comdisco, Inc.   297,200  9,064,600
COMPUTER STORAGE DEVICES - 2.0%
ADAPTEC, Inc. (a)  1,800  76,500
Hutchinson Technology, Inc. (a)  122,100  9,554,325
Maxtor Corp. (a)  110,000  598,125
Read Rite Corp. (a)  10,300  421,013
Seagate Technology (a)  34,000  1,504,500
  12,154,463
COMPUTERS - 1.2%
Gateway 2000, Inc. (a)  270,800  7,210,050
COMPUTERS & OFFICE EQUIPMENT - 0.4%
Canon, Inc.   15,000  272,447
Data General Corp. (a)  59,400  579,150
Diebold, Inc.   35,000  1,631,875
  2,483,472
ELECTRONIC COMPUTERS - 3.7%
Bay Networks, Inc. (a)  40,000  1,900,000
Hewlett-Packard Co. (a)  100,000  8,000,000
International Business Machines Corp.   122,600  12,673,775
  22,573,775
GRAPHICS WORKSTATIONS - 2.5%
Silicon Graphics, Inc. (a)  58,000  2,450,500
Sun Microsystems, Inc. (a)  223,400  12,929,275
  15,379,775
MAGNETIC & OPTICAL RECORDING MEDIA - 0.5%
Boca Research, Inc. (a)  120,000  2,850,000
MAINFRAME COMPUTERS - 1.2%
Amdahl Corp. (a)  820,100  7,483,413
MINI & MICRO COMPUTERS - 9.4%
Apple Computer, Inc.   280,000  12,040,000
Compaq Computer Corp. (a)   633,400  30,244,850
Digital Equipment Corp. (a)  333,800  13,936,150
Tandem Computers, Inc. (a)  60,000  735,000
  56,956,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
OFFICE AUTOMATION - 0.1%
Filenet Corp. (a)  13,000 $ 594,750
TOTAL COMPUTERS & OFFICE EQUIPMENT   155,446,924
CONSUMER ELECTRONICS - 0.0%
RADIOS, TELEVISIONS, STEREOS - 0.0%
Foster Electric Co. Ltd.   20,000  110,826
Odetics, Inc. Class A (a)  26,000  130,000
  240,826
ELECTRICAL EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.0%
Fusion Systems Corp. (a)  7,500  213,750
TV & RADIO COMMUNICATION EQUIPMENT - 0.1%
Avid Technology, Inc. (a)  500  19,875
Leitch Technology (a)  20,000  303,211
  323,086
TOTAL ELECTRICAL EQUIPMENT   536,836
ELECTRONIC INSTRUMENTS - 10.3%
ELECTRONIC EQUIPMENT - 6.2%
Advantest Corp.   84,000  4,844,330
ASECO Corp. (a)  63,200  1,169,200
Credence Systems Corp.  (a)  174,600  6,154,650
Fluke (John) Mfg. Co., Inc.   98,700  3,799,950
GenRad, Inc. (a)  51,500  424,875
LTX Corp. (a)  990,000  11,261,250
Megatest Corp. (a)  355,200  8,569,200
Micro Component Technology, Inc. (a)  200  1,200
Mosaid Technologies, Inc. (a)  107,400  1,448,435
  37,673,090
SEMI-CONDUCTOR CAPITAL EQUIPMENT - 4.1%
Applied Materials, Inc. (a)  51,600  5,366,400
Electro Scientific Industries, Inc. (a)  79,500  2,683,125
KLA Instruments Corp. (a)  70,700  6,044,850
Lam Research Corp. (a)  10,000  602,500
Silicon Valley Group, Inc. (a)  240,700  10,350,100
  25,046,975
TOTAL ELECTRONIC INSTRUMENTS   62,720,065
ELECTRONICS - 33.4%
ELECTRONIC CAPACITORS - 0.2%
AVX Corp.  (a)  32,000  1,016,000
ELECTRONIC PARTS - WHOLESALE - 0.1%
Pioneer Standard Electronics, Inc.   4,950  127,463
Sterling Electronics Corp. (a)  32,800  643,700
  771,163
ELECTRONICS & ELECTRONIC COMPONENTS - 3.6%
Cirrus Logic, Inc. (a)  190,000  10,355,000
Kyocera Corp. (warrants) (a)  4,000  7,900,000
Photronics, Inc. (a)  65,000  2,273,985
Sanmina Corp. (a)  10,000  455,000
Smartflex Systems, Inc. (a)  3,000  54,750
Solectron Corp.  (a)  30,800  1,093,400
  22,132,135
SEMICONDUCTORS - 29.5%
Act Manufacturing, Inc.   13,000  251,875
Alliance Semiconductor Corp. (a)  22,500  880,313
Altera Corp. (a)  11,600  726,450
Atmel Corp. (a)  43,000  1,359,875

 SHARES VALUE (NOTE 1)


Austria Mikro Systeme International (a)  10,000 $ 1,754,590
Burr-Brown Corp.  (a)  331,900  10,952,700
Catalyst Semiconductor, Inc. (a)  65,600  344,400
Cypress Semiconductor Corp.  (a)  10,100  460,813
Electroglas, Inc. (a)  20,600  1,555,300
Genus, Inc. (a)  100,000  1,375,000
Geotek Industries, Inc. (a)  80,000  625,000
IMP, Inc. (a)  260,000  1,430,000
Information Storage Devices (a)  600  16,350
Integrated Device Technology, Inc. (a)  56,200  3,238,525
Integrated Silicon Solution (a)  48,000  2,388,000
International Rectifier Corp. (a)  4,000  162,000
Interpoint Corp.  (a)  10,000  110,000
LSI Logic Corp. (a)  245,600  12,095,800
Lattice Semiconductor Corp. (a)  26,000  854,750
Linear Technology Corp.   10,000  810,000
Logic Devices, Inc. (a)  30,000  356,250
Micro Linear Corp. (a)  118,300  1,863,225
Micron Technology, Inc.   713,300  54,834,938
National Semiconductor Corp. (a)  343,600  9,706,700
Nippon Steel Semiconductor Corp. (a)  850  23,288,859
Quality Semiconductor, Inc. (a)  92,400  1,593,900
SGS-Thomson Microelectronic NV (a)  315,900  15,202,688
S-3, Inc. (a)  72,400  2,841,700
Samsung Electronics Co. Ltd.:
 (vtg.) (a)  1,062  106,200
 GDR (non-vtg.) (a)  14,168  887,625
 GDR partial dividend (a)(b)  980  98,000
 GDR representing shares (a)(b)  1,287  128,224
 GDR representing shares
  (non-vtg.) (a)(b)  11,809  739,834
 GDR (vtg.) (a)  87  8,700
 GDR (vtg.) (New) (a)  18  1,793
 GDR (vtg.) (b)  6,507  650,700
 GDS (b)  59,675  3,759,525
 GDS (non-vtg.) (Reg.)(a)  71,600  4,510,800
Siliconix, Inc. (a)  600  18,300
Supertex, Inc. (a)  20,000  220,000
Tencor Instruments (a)  48,400  2,099,350
Texas Instruments, Inc.  58,600  4,387,675
Tokyo Electron Ltd.   105,000  4,245,254
Tower Semiconductor Ltd. (a)   30,000  933,750
Uniphase Corp. (a)  14,300  452,238
Xilinx, Inc. (a)  114,000  4,887,750
  179,215,719
TOTAL ELECTRONICS   203,135,017
INDUSTRIAL MACHINERY & EQUIPMENT - 2.1%
SPECIAL INDUSTRIAL MACHINERY - 2.1%
Fuji Machine Manufacturing Co.
 Ltd. Ord.   30,000  1,145,203
Gasonics International Corp. (a)   65,800  2,286,550
PRI Automation, Inc. (a)  67,500  2,548,125
Tylan General, Inc. (a)  175,000  2,931,250
Veeco Instruments, Inc. (a)   160,800  3,618,000
  12,529,128
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
LEASING & RENTAL - 0.0%
EQUIPMENT RENTAL & LEASING - 0.0%
Leasing Solutions, Inc. (a)   14,000 $ 173,250
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
MEDICAL SUPPLIES & APPLIANCES - 0.1%
Steris Corp. (a)  20,000  587,500
METALS & MINING - 0.7%
METAL ORES - 0.7%
Sumitomo Sitix Corp.   300,000  4,556,184
PRINTING - 0.8%
COMMERCIAL PRINTING, LITHOGRAPHIC - 0.8%
ASM Lithography Holding NV (a)  109,300  5,150,763
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
STATIONARY & OFFICE SUPPLIES - WHOLESALE - 0.0%
Daisytek International Corp. (a)  1,000  23,500
SERVICES - 0.0%
ELECTRICAL REPAIR SHOPS - 0.0%
Cerplex Group, Inc.  (a)  20,000  120,000
TOTAL COMMON STOCKS
 (Cost $374,120,038)   518,496,846
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
COMPUTER SERVICES & SOFTWARE - 0.0%
PREPACKAGED COMPUTER SOFTWARE - 0.0%
SAP AG (cost $122,656)  2,000  295,913
CONVERTIBLE BONDS - 3.4%
 PRINCIPAL
 AMOUNT
COMPUTERS & OFFICE EQUIPMENT - 1.9%
ELECTRONIC COMPUTERS - 1.8%
Acer, Inc. 4%, 6/10/01   $ 3,570,000  10,888,500
OFFICE EQUIPMENT - WHOLESALE - 0.1%
Kinpo Electronics, Inc. euro 3%,
 7/21/01   950,000  717,250
TOTAL COMPUTERS & OFFICE EQUIPMENT   11,605,750
ELECTRONICS - 1.5%
SEMICONDUCTORS - 1.5%
United Microelectronics Corp.:
 1 1/4%, 6/8/04 (b)   1,070,000  1,789,575
 euro 1 1/4%, 6/8/04   4,330,000  7,241,925
  9,031,500
TOTAL CONVERTIBLE BONDS
 (Cost $17,457,228)   20,637,250
REPURCHASE AGREEMENTS - 11.4%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 69,292,200 $ 69,281,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $460,980,922)  $ 608,711,009
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,000,858 or 1.7% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $306,365,802 and $150,084,631, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $50,235 for the period (see
Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $8,559,325 and $8,556,000, respectively (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   84.0%
Japan   4.9
Taiwan (Free China)   3.9
Netherlands    3.3
Korea   1.8
Finland   1.1
Others (individually less than 1%)   1.0
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $461,606,190. Net unrealized appreciation aggregated $147,104,819, of which $157,344,242 related to appreciated investment securities and $10,239,423 related to depreciated investment securities. COMPUTERS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $69,281,000) (cost $460,980,922) -           $ 608,711,009
See accompanying schedule

Receivable for investments sold                                                                                      14,048,811

Receivable for fund shares sold                                                                                      5,273,190

Dividends receivable                                                                                                 112,516

Interest receivable                                                                                                  16,487

Redemption fees receivable                                                                                           690

Other receivables                                                                                                    49,240

Prepaid expenses                                                                                                     14,215

 TOTAL ASSETS                                                                                                       628,226,158

LIABILITIES

Payable to custodian bank                                                                             $ 6,170

Payable for investments purchased                                                                     5,337,021

Payable for fund shares redeemed                                                                      14,898,869

Accrued management fee                                                                                 302,926

Other payables and                                                                                     1,097,892
accrued expenses

Collateral on securities loaned,                                                                       8,556,000
at value

 TOTAL LIABILITIES                                                                                                  30,198,878

NET ASSETS                                                                                                         $ 598,027,280

Net Assets consist of:

Paid in capital                                                                                                    $ 411,248,810

Accumulated net investment (loss)                                                                                   (1,137,882
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 40,186,392

Net unrealized appreciation (depreciation) on investments                                                           147,729,960
and assets and liabilities in
foreign currencies

NET ASSETS, for 12,680,993                                                                                          $ 598,027,280
shares outstanding

NET ASSET VALUE and redemption price per share ($598,027,280 (divided by) 12,680,993 shares)                         $47.16

Maximum offering price per share (100/97.00 of $47.16)                                                               $48.62


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 389,784
Dividends

Interest (including income on securities loaned of $49,012)                        1,295,609

 TOTAL INCOME                                                                      1,685,393

EXPENSES

Management fee                                                     $ 1,248,771

Transfer agent                                                      1,367,450
Fees

 Redemption fees                                                    (123,992
                                                                   )

Accounting and security lending fees                                200,740

Non-interested trustees' compensation                               918

Custodian fees and expenses                                         17,170

Registration fees                                                   87,085

Audit                                                               17,853

Legal                                                               768

Miscellaneous                                                       2,323

 Total expenses before reductions                                   2,819,086

 Expense reductions                                                 (17,794        2,801,292
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (1,115,899
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              41,613,400

 Foreign currency transactions                                      90             41,613,490

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              129,197,820

 Assets and liabilities in                                          (155           129,197,665
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    170,811,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 169,695,256

OTHER INFORMATION                                                                  $4,607,027
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                   $5,877
 by FDC

 Exchange fees withheld by FSC                                                     $89,655


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)



Operations                                                                                            $ (1,115,899    $ (1,469,757

Net investment income (loss)                                                                          )               )


 Net realized gain (loss)                                                                              41,613,490      3,564,127


 Change in net unrealized appreciation (depreciation)                                                  129,197,665     2,952,740


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       169,695,256     5,047,110


Distributions to shareholders from net realized gains                                                  (3,461,715      -

                                                                                                      )


Share transactions                                                                                     470,147,822     529,347,764

Net proceeds from sales of shares


 Reinvestment of distributions                                                                         3,418,258       -


 Cost of shares redeemed                                                                               (257,243,074    (441,147,769

                                                                                                      )               )


 Paid in capital portion of redemption fees                                                            456,933         1,332,121


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                               216,779,939     89,532,116


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                              383,013,480     94,579,226


NET ASSETS


 Beginning of period                                                                                   215,013,800     120,434,574


 End of period (including accumulated net investment loss of $1,137,882 and $21,983, respectively)    $ 598,027,280   $ 215,013,800


OTHER INFORMATION

Shares


 Sold                                                                                                  12,018,644      18,730,329


 Issued in reinvestment of distributions                                                               105,048         -


 Redeemed                                                                                              (6,453,942      (16,175,513

                                                                                                      )               )


 Net increase (decrease)                                                                               5,669,750       2,554,816




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                         $ 30.67     $ 27.02     $ 20.15     $ 17.63    $ 16.60    $ 12.68

Income from Investment Operations

 Net investment income (loss)                                (.11)       (.31)       (.21) E     (.15)      (.03) G    .42 F

 Net realized and unrealized gain (loss)                     16.98       3.68        8.66        2.44       1.18       3.21

 Total from investment operations                            16.87       3.37        8.45        2.29       1.15       3.63

Less Distributions                                           -           -           -           -          -          (.12)
From net investment income

 In excess of net investment income                          -           -           -           -          (.27)      -

 From net realized gain                                      (.42)       -           (1.80)      -          (.22)      -

 Total distributions                                         (.42)       -           (1.80)      -          (.49)      (.12)

Redemption fees added to paid in capital                     .04         .28         .22         .23        .37        .41

Net asset value, end of period                               $ 47.16     $ 30.67     $ 27.02     $ 20.15    $ 17.63    $ 16.60

TOTAL RETURN B, C                                            55.75%      13.51%      45.06%      14.29%     9.36%      32.11%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                      $ 598,027   $ 215,014   $ 120,435   $ 47,596   $ 32,810   $ 29,455

Ratio of expenses to average net assets                      1.35% A     1.69%       1.89%       1.81% A    2.17%      2.26%

Ratio of expenses to average net assets before               1.36% A     1.71%       1.90%       1.81% A    2.17%      2.26%
expense reductions

Ratio of net investment income (loss) to average net         (.54)%      (1.12)%     (.91)%      (.98)%     (.18)%     2.94%
assets                                                       A                                   A

Portfolio turnover rate                                      80% A       189%        145%        254% A     568%       695%

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO
FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND FROM INTELLIGENT ELECTRONICS WHICH AMOUNTED
TO $.07 PER SHARE. F INVESTMENT INCOME PER SHARE REFLECTS SPECIAL
DIVIDENDS
WHICH AMOUNTED TO $.08 PER SHARE AND $.36 PER SHARE RELATING TO A
NONRECURRING INITIATIVE TO INVEST IN DIVIDEND INCOME PRODUCING
SECURITIES WHICH WAS IN
EFFECT FOR A PORTION OF 1991. G INVESTMENT INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH AMOUNTED TO $.22 PER SHARE RELATING TO A
NONRECURRING
INITIATIVE TO INVEST IN DIVIDEND INCOME PRODUCING SECURITIES WHICH WAS
IN EFFECT FOR A PORTION OF 1992.


DEFENSE AND AEROSPACE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past one, five, and 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

DEFENSE AND AEROSPACE     27.75%   32.96%   139.84%   109.27%

DEFENSE AND AEROSPACE
(INCL. 3% SALES CHARGE)   23.92%   28.97%   132.64%   102.99%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

DEFENSE AND AEROSPACE     32.96%   19.12%   7.66%

DEFENSE AND AEROSPACE
(INCL. 3% SALES CHARGE)   28.97%   18.40%   7.34%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
             Select DefenseStandard & Poor
    08/31/85       9700.00       10000.00
    09/30/85       9136.13        9687.00
    10/31/85       9300.29       10134.54
    11/30/85       9799.93       10829.77
    12/31/85      10213.91       11353.93
    01/31/86      10085.43       11417.51
    02/28/86      10635.03       12271.54
    03/31/86      11241.72       12956.29
    04/30/86      11327.37       12809.89
    05/31/86      11605.74       13491.37
    06/30/86      11848.42       13719.38
    07/31/86      11111.65       12952.46
    08/31/86      11683.52       13913.54
    09/30/86      10742.47       12762.89
    10/31/86      10887.24       13499.31
    11/30/86      11234.71       13827.34
    12/31/86      10706.27       13474.74
    01/31/87      11640.09       15289.79
    02/28/87      12378.45       15893.74
    03/31/87      12146.81       16353.07
    04/30/87      11618.37       16207.52
    05/31/87      11459.11       16348.53
    06/30/87      11350.53       17174.13
    07/31/87      11654.56       18044.86
    08/31/87      11531.50       18717.93
    09/30/87      11299.86       18308.01
    10/31/87       8418.79       14364.46
    11/30/87       7984.46       13180.83
    12/31/87       8222.57       14183.89
    01/31/88       8751.59       14781.03
    02/29/88       9273.06       15469.83
    03/31/88       9250.39       14991.81
    04/30/88       9189.93       15158.22
    05/31/88       8842.28       15290.10
    06/30/88       9205.04       15991.91
    07/31/88       9023.66       15931.15
    08/31/88       8804.50       15389.49
    09/30/88       9069.01       16045.08
    10/31/88       9053.89       16491.13
    11/30/88       8653.35       16255.31
    12/31/88       8577.77       16539.78
    01/31/89       8917.86       17750.49
    02/28/89       8880.07       17308.50
    03/31/89       9061.45       17711.79
    04/30/89       9386.43       18631.03
    05/31/89       9552.69       19385.59
    06/30/89       9439.33       19275.09
    07/31/89      10051.49       21015.63
    08/31/89      10308.44       21427.54
    09/30/89      10119.50       21339.68
    10/31/89       9545.13       20844.60
    11/30/89       9182.37       21269.83
    12/31/89       9333.52       21780.31
    01/31/90       8804.50       20318.85
    02/28/90       8834.73       20580.96
    03/31/90       9378.87       21126.36
    04/30/90       8993.43       20598.20
    05/31/90       9658.50       22606.52
    06/30/90       9665.44       22452.80
    07/31/90       9277.61       22380.95
    08/31/90       8463.91       20357.71
    09/30/90       8190.15       19366.29
    10/31/90       8083.68       19283.02
    11/30/90       8517.15       20528.70
    12/31/90       8905.67       21101.45
    01/31/91       9691.69       22021.47
    02/28/91       9882.47       23596.01
    03/31/91      10645.60       24167.03
    04/30/91      10470.08       24225.03
    05/31/91      10958.48       25271.56
    06/30/91      10407.13       24114.12
    07/31/91      10859.28       25237.84
    08/31/91      10744.32       25835.97
    09/30/91      10491.42       25404.51
    10/31/91      10997.22       25744.93
    11/30/91      10499.09       24707.41
    12/31/91      11303.76       27533.94
    01/31/92      11265.44       27021.81
    02/29/92      11441.71       27373.09
    03/31/92      11211.80       26839.32
    04/30/92      11012.55       27628.39
    05/31/92      10460.77       27763.77
    06/30/92       9970.30       27350.09
    07/31/92      10353.48       28468.71
    08/31/92      10154.23       27885.10
    09/30/92      10299.84       28214.15
    10/31/92      10384.13       28312.90
    11/30/92      10744.32       29278.37
    12/31/92      11303.76       29638.49
    01/31/93      11640.96       29887.45
    02/28/93      11556.66       30293.92
    03/31/93      12169.75       30933.12
    04/30/93      12208.06       30184.54
    05/31/93      12583.58       30993.49
    06/30/93      13112.36       31083.37
    07/31/93      13648.81       30959.04
    08/31/93      13625.82       32132.38
    09/30/93      13978.35       31884.96
    10/31/93      14537.79       32544.98
    11/30/93      14108.63       32235.80
    12/31/93      14565.78       32625.86
    01/31/94      15259.39       33735.14
    02/28/94      15259.39       32820.92
    03/31/94      14645.51       31389.92
    04/30/94      14725.00       31791.71
    05/31/94      14773.54       32313.10
    06/30/94      14401.37       31521.43
    07/31/94      14611.73       32555.33
    08/31/94      15267.07       33890.10
    09/30/94      14498.46       33059.79
    10/31/94      14854.45       33803.64
    11/30/94      14271.92       32572.51
    12/31/94      14822.08       33055.56
    01/31/95      14813.99       33912.69
    02/28/95      15890.05       35234.27
    03/31/95      16569.67       36274.03
    04/30/95      17483.91       37342.30
    05/31/95      18559.97       38834.87
    06/30/95      19247.67       39737.01
    07/31/95      20307.55       41054.68
    08/31/95      20299.46       41157.73

Let's say you invested $10,000 in Fidelity Select Defense and Aerospace Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $20,299 - a 102.99% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                               % OF FUND'S
                               INVESTMENTS

United Technologies Corp.      6.1

Vishay Intertechnology, Inc.   5.1

Boeing Co.                     4.9

Litton Industries, Inc.        4.3

Rockwell International Corp.   4.2

Loral Corp.                    3.5

McDonnell Douglas Corp.        3.4

AMP, Inc.                      3.2

Thiokol Corp.                  2.8

Sundstrand Corp.               2.8

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 41.5
Row: 1, Col: 2, Value: 7.4
Row: 1, Col: 3, Value: 9.4
Row: 1, Col: 4, Value: 10.2
Row: 1, Col: 5, Value: 13.2
Row: 1, Col: 6, Value: 18.3
Defense Electronics 18.3%
Aircraft 13.2%
Conglomerates 10.2%
Missiles & Space Vehicles 9.4%
Aircraft & Parts  7.4%
All Others 41.5%*
* INCLUDES SHORT-TERM INVESTMENTS
DEFENSE AND AEROSPACE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Bill Rubin,
Portfolio Manager of
Fidelity Select Defense and Aerospace Portfolio
Q. HOW HAS THE FUND BEEN DOING, BILL?
A. The fund has performed extremely well. For the six months ended August 31, 1995, the fund was up 27.75%, compared to the S&P 500's 16.81% gain during the same period. For the 12 months ended August 31, it also outperformed the market significantly, gaining 32.96% to the S&P's 21.45% total return.
Q. WHAT ACCOUNTED FOR THESE BIG GAINS?
A. There certainly has been rising public interest in defense and aerospace stocks and a growing awareness of the industry's ability to generate strong earnings and cash flow. Profit margins in most of the companies the fund owned continued to rise, cash flow remained very strong, and the companies exhibited aggressive cash redeployment strategies aimed at enhancing shareholder value. They have done a good job of lowering their cost structures, through consolidation and downsizing, while they accrue higher profit margins from maturing defense programs. Another positive factor is that Congress appears to be comfortable with higher 1996 levels of funding for the defense budget.
Q. TOTAL FUND ASSETS HAVE GROWN BY A FACTOR OF FOUR OR FIVE TIMES OVER THE LAST SIX MONTHS, BILL. WHAT'S THE STORY HERE?
A. Actually, by mid-July this year, assets saw an almost 10-fold increase, rising from about $5 million at the beginning of the period to a high of about $48 million. This increase was driven by substantial appreciation in fund asset values and also by very high inflows of cash, in part, in recognition of the fund's strong performance. Shortly after mid-year, when performance statistics for all such funds were announced, we saw a period of steep outflows, which probably suggests that investors did not believe the industry could sustain its strong performance in the second half. The fund now has total assets of about $22 million.
Q. WHICH INDIVIDUAL STOCKS DROVE PERFORMANCE?
A. In fact, nearly all of the stocks owned by the fund at the beginning of the period were up by the end of the period, many by wide margins. Among the top 25 holdings, almost all were up substantially. On the defense side, McDonnell Douglas was up 43% and continued to grow profits beyond expectations. Tracor was up 60% on good program performance and acquisition growth. General Dynamics was somewhat of a surprise winner in the later stages of the period, based on Congress's apparent comfort with funding a third Seawolf submarine program and the company's recent announcement that it would acquire Bath Iron Works, the Maine-based naval shipbuilder. United Technologies, our top holding and up 26%, continued to show good results, as did Northrop Grumman (up 37%) and Loral (up 34%). In general, the commercial aerospace stocks all have taken off impressively, led by Boeing (up 39%), Precision Castparts (up 46%), Rohr Industries (up 38%) and Sundstrand (up 49%), which have done especially well in anticipation of rising production of new commercial aircraft, following a large uptick in plane orders over the past 12 months.
Q. SIX MONTHS AGO YOU INDICATED YOU PLANNED TO BECOME MORE HEAVILY INVESTED IN THE COMMERCIAL AEROSPACE SECTOR. HAVE YOU MADE THAT SHIFT?
A. Yes, I have. Nearly half of the fund's top 25 holdings at the end of the period had commercial aerospace exposure. All of them have performed very well, and I would expect they could continue to do well as plane orders, particularly from foreign airlines, continue rising, and as they prove they've become much more efficient and profitable.
Q. ANY OTHER CHANGES IN STRATEGY?
A. Not really. I'm very comfortable with the fund's current positioning, but I did add many new names to the portfolio during the period. Most of these are smaller cap stocks, companies that were not being followed to a great degree, but which have high growth potential - which can entail higher risk- and were inexpensive.
Q. YOU SOUND PRETTY OPTIMISTIC ABOUT THE FUND GOING FORWARD . . .
A. I am. I continue to be bullish on both the defense and commercial aerospace segments of the industry. I think defense contractors generally should continue to experience expanding valuations - stock prices relative to other measures such as earnings - and should continue to show rising profits. As new aircraft orders make it onto the production line in the next 18 months, I believe the commercial aerospace segment should raise production rates and generate impressive earnings and cash flow growth. The stocks in both groups should follow these improving business prospects. I believe both groups could continue to outperform the broad market for the next couple of years.

FUND FACTS
START DATE: May 8, 1984
TRADING SYMBOL: FSDAX
SIZE: as of August 31, 1995, more than
$22 million
MANAGER: Bill Rubin, since December 1,
1994; equity analyst, defense electronics, aerospace, and electronic connectors industries, since August 1994; joined Fidelity in 1994
(checkmark)
DEFENSE AND AEROSPACE PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.4%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 40.0%
AIRCRAFT - 13.2%
Boeing Co.   16,900 $ 1,077,370
British Aerospace  12,000  122,558
Lockheed Martin Corp.   8,750  532,656
McDonnell Douglas Corp.   9,200  738,300
Northrop Grumman Corp.   7,000  426,125
  2,897,009
AIRCRAFT & PARTS - 7.4%
Precision Castparts Corp.   11,800  399,725
Rohr Industries, Inc. (a)  26,600  412,300
Sundstrand Corp.   9,000  613,125
Wyman-Gordon Co. (a)  16,000  206,000
  1,631,150
AIRCRAFT ENGINES & PARTS - 2.0%
General Motors Corp. Class H   9,500  378,813
UNC, Inc. (a)  10,000  58,750
  437,563
AIRCRAFT EQUIPMENT - 3.3%
Aviall, Inc.   7,000  54,250
BE Aerospace, Inc. (a)  10,000  75,000
Cobham PLC  15,000  97,637
Teleflex, Inc.   10,400  419,900
Transtechnology Corp.   6,200  78,275
  725,062
MISSILES & SPACE VEHICLES - 9.3%
Orbital Sciences Corp. (a)  11,400  195,225
Rockwell International Corp.   20,500  917,375
Special Devices, Inc. (a)  17,200  305,300
Thiokol Corp.   17,900  624,263
  2,042,163
ORDNANCE - 1.2%
Alliant Techsystems, Inc. (a)  5,600  263,200
TRAINING EQUIPMENT & SIMULATORS - 3.6%
BVR Technologies Ltd. (a)  10,000  58,750
C A E Industries Ltd.   36,000  241,080
Flightsafety International, Inc.   11,300  501,438
  801,268
TOTAL AEROSPACE & DEFENSE   8,797,415
AIR TRANSPORTATION - 0.4%
AIR TRANSPORT, MAJOR NATIONAL - 0.4%
KLM Royal Dutch Airlines  2,458  81,421
AUTOS, TIRES, & ACCESSORIES - 1.6%
AUTO & TRUCK PARTS - 1.6%
Safety Components International, Inc. (a)  7,500  135,000
Sparton Corp. (a)  10,000  43,750
TRW, Inc.   2,300  179,113
  357,863
COMMUNICATIONS EQUIPMENT - 0.5%
TELEPHONE EQUIPMENT - 0.5%
Tadiran Ltd.   5,000  113,750
COMPUTER SERVICES & SOFTWARE - 0.6%
CAD/CAM/CAE - 0.4%
Dynamics Research Corp. (a)  15,000  84,375
COMPUTER SERVICES - 0.0%
BDM International, Inc. (a)  100  2,513

 SHARES VALUE (NOTE 1)

CUSTOM COMPUTER PROGRAMMING SERVICES - 0.2%
CACI International, Inc. Class A (a)  3,300 $ 40,838
TOTAL COMPUTER SERVICES & SOFTWARE   127,726
COMPUTERS & OFFICE EQUIPMENT - 0.5%
COMPUTER PERIPHERALS - 0.1%
Miltope Group, Inc. (a)  5,000  15,625
GRAPHICS WORKSTATIONS - 0.4%
Scitex Ltd. Ord.   5,000  101,875
TOTAL COMPUTERS & OFFICE EQUIPMENT   117,500
CONGLOMERATES - 10.2%
Allied-Signal, Inc.   5,300  235,188
GenCorp, Inc.   5,000  59,375
Harris Corp.   4,500  259,313
Sequa Corp. Class A (a)  6,000  159,750
Textron, Inc.   2,900  198,650
United Technologies Corp.   16,000  1,334,000
  2,246,276
DEFENSE ELECTRONICS - 18.3%
Alpha Industries, Inc. (a)  5,000  85,625
Anaren Microwave Inc. (a)  5,000  38,125
ESCO Electronics Corp. (trust receipt) (a)  10,000  92,500
Geodynamics Corp.   12,500  152,344
Litton Industries, Inc. (a)  24,300  941,625
Logicon, Inc.   3,300  181,500
Loral Corp.   14,000  766,500
Nichols Research Corp. (a)  10,000  185,000
Raytheon Co.   3,900  315,413
Tech-Sym Corp. (a)  6,300  183,488
Tracor, Inc. (a)  9,900  168,300
Trimble Navigation Ltd. (a)  15,400  494,725
Watkins-Johnson Co.   4,500  226,125
Whittaker Corp. (a)  10,600  206,700
  4,037,970
ELECTRICAL EQUIPMENT - 3.6%
CURRENT-CARRYING WIRING DEVICE - 1.1%
Adflex Solutions (a)  8,900  241,413
ELECTRICAL MACHINERY - 1.6%
Amphenol Corp. Class A (a)  9,700  237,650
General Electric Co.   2,000  117,750
  355,400
MOTORS & GENERATORS - 0.9%
Pacific Scientific Co.  7,600  190,950
TOTAL ELECTRICAL EQUIPMENT   787,763
ELECTRONICS - 15.8%
CONNECTORS - 4.8%
AMP, Inc.   17,500  710,938
Augat, Inc.   4,000  88,000
Thomas & Betts Corp.   3,700  249,750
  1,048,688
ELECTRONIC CAPACITORS - 1.1%
AVX Corp.   500  15,875
Kemet Corp. (a)  3,800  216,600
  232,475
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ELECTRONICS - CONTINUED
ELECTRONIC PARTS - WHOLESALE - 3.0%
Kent Electronics Corp. (a)  6,100 $ 247,050
Richey Electronics, Inc. (a)  33,500  259,625
Zero Corp.   10,000  157,500
  664,175
ELECTRONICS & ELECTRONIC COMPONENTS - 6.9%
Alpine Group Inc.   4,100  23,831
Molex, Inc.   9,700  383,150
Vishay Intertechnology, Inc.   27,700  1,121,850
  1,528,831
TOTAL ELECTRONICS   3,474,169
METALS & MINING - 0.7%
NONFERROUS ROLLING & DRAWING - 0.3%
Oregon Metallurgical Corp. (a)  5,000  61,250
PRIME NONFERROUS SMELTING - 0.4%
Tremont Corp (a).  5,000  95,625
TOTAL METALS & MINING   156,875
RAILROADS - 2.8%
RAILROAD EQUIPMENT - 2.8%
Bombardier, Inc. Class B  50,000  609,212
SHIP BUILDING & REPAIR - 1.8%
SHIP BUILDERS - 1.8%
General Dynamics Corp.   7,400  389,425
TELEPHONE SERVICES - 0.6%
Globalstar Telecommunications Ltd. (a)  9,500  147,250
TOTAL COMMON STOCKS
 (Cost $19,426,367)   21,444,615
CONVERTIBLE CORPORATE BONDS - 0.1%
 PRINCIPAL
 AMOUNT
AEROSPACE & DEFENSE - 0.1%
MISSILES & SPACE VEHICLES - 0.1%
Orbital Sciences Corp. 6 3/4%,
 3/1/03 (Cost $18,000)  $ 18,000  22,320
REPURCHASE AGREEMENTS - 2.5%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 546,088 $ 546,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $19,990,367)  $ 22,012,935
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $38,319,412 and $26,390,225, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $20,501 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $4,697,000 and $1,793,188, respectively The weighted average interest rate paid was 6.2% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $19,995,908. Net unrealized appreciation aggregated $2,017,027, of which $2,225,969 related to appreciated investment securities and $208,942 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $287,000 which will expire on February 28, 2003.
DEFENSE AND AEROSPACE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $546,000) (cost $19,990,367) - See            $ 22,012,935
accompanying schedule

Cash                                                                                                                  917

Receivable for investments sold                                                                                       881,841

Receivable for fund shares sold                                                                                       202,860

Dividends receivable                                                                                                  50,792

Interest receivable                                                                                                   604

Redemption fees receivable                                                                                            164

Other receivables                                                                                                     88

Prepaid expenses                                                                                                     2,940

 TOTAL ASSETS                                                                                                         23,153,141

LIABILITIES

Payable for fund shares redeemed                                                                         $ 720,418

Accrued management fee                                                                                    12,593

Other payables and accrued expenses                                                                       27,777

 TOTAL LIABILITIES                                                                                                   760,788

NET ASSETS                                                                                                           $ 22,392,353

Net Assets consist of:

Paid in capital                                                                                                      $ 17,122,690

Undistributed net investment income                                                                                  29,638

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   3,217,457

Net unrealized appreciation (depreciation) on investments                                                             2,022,568

NET ASSETS, for 892,494 shares outstanding                                                                           $ 22,392,353

NET ASSET VALUE and redemption price per share ($22,392,353 (divided by) 892,494 shares)                              $25.09

Maximum offering price per share (100/97.00 of $25.09)                                                                $25.87


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                             $ 154,934
Dividends

Interest                                                                                       59,677

 TOTAL INCOME                                                                                  214,611

EXPENSES

Management fee                                                                   $ 69,426

Transfer agent                                                                    81,852
Fees

 Redemption fees                                                                  (17,711
                                                                                 )

Accounting fees and expenses                                                      22,664

Non-interested trustees' compensation                                             44

Custodian fees and expenses                                                       10,231

Registration fees                                                                 7,222

Audit                                                                             8,217

Legal                                                                             20

Interest                                                                          4,971

Miscellaneous                                                                     53

 Total expenses before reductions                                                 186,989

 Expense reductions                                                               (2,016       184,973
                                                                                 )

NET INVESTMENT INCOME                                                                          29,638

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            3,528,746

 Foreign currency transactions                                                    (34          3,528,712
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                  1,741,992

NET GAIN (LOSS)                                                                                5,270,704

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 5,300,342

OTHER INFORMATION                                                                              $163,730
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                               $3,864
 by FDC

 Exchange fees withheld by FSC                                                                 $14,603


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                        $ 29,638       $ (16,833
Net investment income (loss)                                                                                     )

 Net realized gain (loss)                                                                          3,528,712      (307,440
                                                                                                                 )

 Change in net unrealized appreciation (depreciation)                                              1,741,992      (46,619
                                                                                                                 )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   5,300,342      (370,892
                                                                                                                 )

Distributions to shareholders from net realized gains                                              -              (145,443
                                                                                                                 )

Share transactions                                                                                 50,636,279     13,049,647
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     -              142,332

 Cost of shares redeemed                                                                           (38,571,233    (18,865,024
                                                                                                  )              )

 Paid in capital portion of redemption fees                                                        42,313         38,135

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           12,107,359     (5,634,910
                                                                                                                 )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          17,407,701     (6,151,245
                                                                                                                 )

NET ASSETS

 Beginning of period                                                                               4,984,652      11,135,897

 End of period (including undistributed net investment income of $29,638 and $0, respectively)    $ 22,392,353   $ 4,984,652

OTHER INFORMATION
Shares

 Sold                                                                                              2,242,849      690,722

 Issued in reinvestment of distributions                                                           -              7,812

 Redeemed                                                                                          (1,604,192     (1,026,621
                                                                                                  )              )

 Net increase (decrease)                                                                           638,657        (328,087)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                               $ 19.64    $ 19.14   $ 15.08    $ 14.37    $ 13.72   $ 11.90

Income from Investment Operations

 Net investment income (loss)                                      .03        (.06)     .07        (.02)      (.01)     .10

 Net realized and unrealized gain (loss)                           5.38       .70 E     4.57       .69        .67       1.72

 Total from investment operations                                  5.41       .64       4.64       .67        .66       1.82

Less Distributions                                                 -          -         (.10)      -          (.04)     (.12)
From net investment income

 In excess of net investment income                                -          -         -          -          (.02)     -

 From net realized gain                                            -          (.27)     (.62)      -          -         -

 Total distributions                                               -          (.27)     (.72)      -          (.06)     (.12)

Redemption fees added to paid in capital                           .04        .13       .14        .04        .05       .12

Net asset value, end of period                                     $ 25.09    $ 19.64   $ 19.14    $ 15.08    $ 14.37   $ 13.72

TOTAL RETURN B, C                                                  27.75%     4.13%     32.04%     4.94%      5.18%     16.42%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                            $ 22,392   $ 4,985   $ 11,136   $ 1,463    $ 1,280   $ 3,070

Ratio of expenses to average net assets                            1.61% A    2.49%     2.53%      2.48% A    2.46%     2.49%

Ratio of expenses to average net assets before                     1.63% A    3.95%     3.58%      9.63% A    2.72%     3.11%
expense reductions

Ratio of net investment income (loss) to average net               .26% A     (.32)%    .40%       (.14)%     (.10)%    .78%
assets                                                                                              A

Portfolio turnover rate                                            265% A     146%      324%       87% A      32%       162%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE
AGGREGATE NET GAIN (LOSS) ON INVESTMENTS FOR THE PERIOD ENDED DUE TO
THE TIMING OF
SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET
VALUES OF THE INVESTMENTS OF THE FUND.


DEVELOPING COMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED                                       PAST 6   PAST 1   PAST 5    LIFE OF
AUGUST 31, 1995                                     MONTH    YEAR     YEARS     FUND
                                                    S

DEVELOPING COMMUNICATIONS                           31.82%   47.41%   324.56%   244.32%

DEVELOPING COMMUNICATIONS (INCL. 3% SALES CHARGE)
                                                    27.86%   42.98%   311.83%   233.99%

S&P 500                                             16.81%   21.45%   102.17%   83.53%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on June 29, 1990. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   LIFE OF
AUGUST 31, 1995             YEAR     YEARS    FUND

DEVELOPING COMMUNICATIONS   47.41%   33.53%   26.97%

DEVELOPING COMMUNICATIONS
(INCL. 3% SALES CHARGE)     42.98%   32.72%   26.23%

S&P 500                     21.45%   15.12%   12.44%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
              Developing CommuStandard & Poor's
     06/29/90         9700.00          10000.00
     06/30/90         9700.00          10012.31
     07/31/90         8953.10           9980.27
     08/31/90         7866.70           9078.05
     09/30/90         6751.20           8635.95
     10/31/90         7081.00           8598.82
     11/30/90         8235.30           9154.30
     12/31/90         8759.10           9409.71
     01/31/91        10146.20           9819.97
     02/28/91        10776.70          10522.10
     03/31/91        11494.50          10776.73
     04/30/91        11591.50          10802.60
     05/31/91        11766.10          11269.27
     06/30/91        10841.06          10753.14
     07/31/91        11963.62          11254.23
     08/31/91        12670.42          11520.96
     09/30/91        12815.94          11328.56
     10/31/91        13564.32          11480.36
     11/30/91        12888.70          11017.70
     12/31/91        14135.99          12278.13
     01/31/92        14510.18          12049.75
     02/29/92        14998.70          12206.40
     03/31/92        14260.72          11968.38
     04/30/92        14073.63          12320.25
     05/31/92        14011.26          12380.62
     06/30/92        13512.35          12196.14
     07/31/92        14104.81          12694.97
     08/31/92        13574.71          12434.72
     09/30/92        14032.05          12581.45
     10/31/92        14655.70          12625.48
     11/30/92        15986.14          13056.01
     12/31/92        16569.33          13216.60
     01/31/93        17017.15          13327.62
     02/28/93        17121.30          13508.88
     03/31/93        17735.75          13793.92
     04/30/93        17206.93          13460.10
     05/31/93        18365.83          13820.83
     06/30/93        19160.51          13860.91
     07/31/93        19535.77          13805.47
     08/31/93        21323.79          14328.70
     09/30/93        21621.79          14218.37
     10/31/93        22372.32          14512.69
     11/30/93        20672.60          14374.82
     12/31/93        21833.52          14548.75
     01/31/94        22673.27          15043.41
     02/28/94        22298.78          14635.73
     03/31/94        20744.11          13997.61
     04/30/94        21598.03          14176.78
     05/31/94        20440.78          14409.28
     06/30/94        18918.07          14056.26
     07/31/94        20879.32          14517.30
     08/31/94        22657.83          15112.51
     09/30/94        22962.38          14742.25
     10/31/94        25021.07          15073.95
     11/30/94        24314.54          14524.96
     12/31/94        25138.57          14740.37
     01/31/95        24467.87          15122.58
     02/28/95        25337.29          15711.91
     03/31/95        25473.91          16175.57
     04/30/95        26593.13          16651.94
     05/31/95        27505.97          17317.52
     06/30/95        30405.58          17719.80
     07/31/95        33318.60          18307.39
     08/31/95        33399.15          18353.34

Let's say you invested $10,000 in Fidelity Select Developing Communications Portfolio on June 29, 1990, when the fund started, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $33,399 - a 233.99% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $18,353 over the same period - an 83.53% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                                      % OF FUND'S
                                                      INVESTMENTS

DSC Communications Corp.                              9.5

AirTouch Communications, Inc.                         7.6

Vodafone Group PLC sponsored ADR                      5.1

Nokia Corp. AB sponsored ADR                          4.4

Glenayre Technologies, Inc.                           4.4

Cellular Communications, Inc. Series A (redeemable)   2.8

LSI Logic Corp.                                       2.7

California Microwave Corp.                            2.5

United States Cellular Corp.                          2.3

Allen Group, Inc. (The)                               2.3

TOP INDUSTRIES AS OF AUGUST 31, 1995
Cellular & Communication
Services 30.6%
Telephone Equipment 23.0%
TV & Radio Communication
Equipment 12.6%
Electronics & Electronic
Components 4.6%
Semiconductors 4.5%
All Others 24.7%*
Row: 1, Col: 1, Value: 24.7
Row: 1, Col: 2, Value: 4.5
Row: 1, Col: 3, Value: 4.6
Row: 1, Col: 4, Value: 12.6
Row: 1, Col: 5, Value: 23.0
Row: 1, Col: 6, Value: 30.6
* INCLUDES SHORT-TERM INVESTMENTS
DEVELOPING COMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Paul Antico,
Portfolio Manager of
Fidelity Select Developing
Communications Portfolio
Q. HOW DID THE FUND PERFORM, PAUL?
A. It did extremely well. For the six-months ended August 31, 1995, the fund returned 31.82%, compared with a 16.81% gain for the S&P 500 Index. For the 12 months ended August 31, it gained 47.41%, more than double the S&P's 21.45% return over the same period.
Q. WHAT FACTORS DROVE THIS IMPRESSIVE SHOWING?
A. There certainly has been heightened interest in technology stocks over the recent past, and I think the fund benefited to some extent from this broad level of investor interest. But more specifically, I believe performance was driven by the continuing rapid growth of wireless communications and the continuing build-out of land-line telecommunications services, both domestically and internationally. The portfolio is about evenly split between wireless stocks and telecommunications technology stocks.
Q. DID BOTH THESE SEGMENTS PERFORM EQUALLY WELL?
A. No, they didn't. The wireless services stocks did not perform as well as I had hoped, although the underlying business of providing cellular phone and paging services continues to grow at very impressive rates and represent a tremendous future opportunity. I think the problems with their current stock performance is that investors are not yet comfortable about how to value these companies since many of them are relatively immature and still don't have earnings. The wireless equipment manufacturers, however, have done extremely well and more than made up for the lagging performance of the service providers. The other telecommunications technology stocks also have done very well, driven by what I call the "broadband revolution," or the growing demand for more high speed data services and broader communications bandwidths, in the U.S. and developed economies throughout the world. In addition, there is strong demand in the developing economies of the world - China, India, and areas of Latin America, for example - to build basic telecommunications infrastructure, which should continue to strengthen earnings for the industry.
Q. WERE THERE ANY INDIVIDUAL STOCKS THAT PERFORMED BETTER THAN YOU
EXPECTED?
A. There were three equipment manufacturers that did especially well. Glenayre Technologies continues to capitalize on the phenomenal growth of paging systems, both in the U.S., where growth is accelerating briskly, and internationally, where the market for paging is absolutely booming. Nokia, the Finnish cellular equipment provider, continues to gain market share worldwide in both the infrastructure and handset sides of the business. Both these stocks, which were among the fund's top 10 holdings on August 31, made strong performance contributions. Another stock that performed above expectations was ADC Telecommunications, a supplier of a broad range of products, which is well positioned to meet the growing demands of the broadband revolution and whose earnings continue to accelerate year after year.
Q. EVEN THOUGH THEIR RETURNS HAVEN'T BEEN PARTICULARLY STRONG OF LATE, ARE YOU STILL COMFORTABLE WITH YOUR POSITIONING IN CELLULAR SERVICE STOCKS?
A. Yes, because I think the fundamentals in the cellular service industry are still very good. Many of the smaller companies I owned in this segment have been growing their subscriber bases and increasing their cash flows and margins faster than the industry as a whole. In spite of this, the market seems not to know what to make of these smaller cellular companies, particularly in anticipation of competition from the emerging personal communication service (PCS) technologies. While these stocks have not done much lately, I believe their strong fundamentals should show good upside for the future. Actually, two of the fund's larger holdings, AirTouch Communications and Vodafone, a British cellular service company, both did very well over the period.
Q. CAN WE EXPECT ANY CHANGES TO YOUR GAME PLAN GOING FORWARD, PAUL?
A. Nothing radical. I continue to have a very strong focus on wireless communications, including both the cellular service and cellular equipment providers, as well as selective plays on the broadband revolution. I recently have invested a bit more internationally because some of these overseas companies, particularly on the equipment side, have been more attractive from a valuation point of view. My outlook for the fund continues to be very positive.

FUND FACTS
START DATE: June 29, 1990
TRADING SYMBOL: FSDCX
SIZE: as of August 31, 1995, more than
$477 million
MANAGER: Paul Antico, since 1993; equity analyst, telecommunications equipment, since
1992, restaurant industry, 1992-1993, and wireless communications, since 1993;
assistant, Fidelity Balanced Fund and Fidelity
Equity Income II Fund, 1991-1992; joined
Fidelity in 1991
(checkmark)
DEVELOPING COMMUNICATIONS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.9%
 SHARES VALUE (NOTE 1)
APPLIANCE STORES - 0.8%
ELECTRIC APPLIANCES - WHOLESALE - 0.8%
Cellstar Corp.   129,200 $ 4,118,250
BROADCASTING - 1.0%
CABLE TV OPERATORS - 1.0%
Viacom, Inc. Class B (non-vtg.) (a)  60,000  2,917,500
Videotron Holdings PLC
 sponsored ADR  129,000  1,886,625
  4,804,125
CELLULAR - 30.6%
CELLULAR & COMMUNICATION SERVICES - 30.6%
A Plus Communications, Inc.   217,500  2,881,875
AirTouch Communications, Inc.   1,153,425  37,486,313
Arch Communications Group, Inc.   111,400  3,042,613
BCE Mobile Communications, Inc.   139,500  4,346,562
Cellular Communications, Inc.
 Series A (redeemable)  252,100  13,739,450
Cellular Communications, Inc. Class P  19,550  1,099,492
Cellular Communications
 International, Inc.   49,000  1,862,000
Cellular Communications Puerto Rico Inc.   336,100  10,335,075
Metrocall, Inc. (a)   159,400  3,666,200
Mobile Telecommunications
 Technologies, Inc.   155,200  4,772,400
Nera SA  92,100  2,983,229
Palmer Wireless, Inc.   367,500  8,452,500
USA Mobile Communications (a)   396,742  8,629,139
United States Cellular Corp. (a)   324,200  11,347,000
Vanguard Cellular Systems, Inc.
 Class A (a)  407,050  11,041,231
Vodafone Group PLC sponsored ADR (a)  601,900  25,204,563
  150,889,642
COMMUNICATIONS EQUIPMENT - 25.6%
DATACOMMUNICATIONS EQUIPMENT - 2.2%
Ascom Holding Ltd. (Bearer)  500  567,096
Cisco Systems, Inc.   40,000  2,625,000
Dynatech Corp. (a)   282,500  5,650,000
Microcom, Inc.   92,000  1,840,000
  10,682,096
TELEPHONE EQUIPMENT - 23.0%
ADC Telecommunications, Inc.   120,200  4,657,750
Andrew Corp.   50,600  2,947,450
Brite Voice Systems, Inc.   221,200  5,115,250
DSC Communications Corp. (a)   890,800  46,767,000
DSP Communications, Inc.   106,700  2,720,850
Dialogic Corp. (a)   71,800  1,768,075
Ericsson (L.M.) Telephone Co.
 Class B ADR  119,400  2,552,175
Filtronic Comtek PLC   588,400  3,602,014
Inter-Tel, Inc. (a)   271,600  4,515,350
InterVoice, Inc.   116,000  2,566,500
Network Equipment Technologies (a)  134,400  5,040,000
Nokia Corp. AB sponsored ADR  315,100  21,860,063
Octel Communications Corp.   75,000  2,559,375
Tellabs, Inc. (a)   70,000  3,272,500
U.S. Robotics Corp.   25,100  3,520,275
  113,464,627
TELEPHONE INTERCONNECT SYSTEMS - 0.4%
P-COM, Inc.   64,200  2,198,850
TOTAL COMMUNICATIONS EQUIPMENT   126,345,573

 SHARES VALUE (NOTE 1)
COMPUTER SERVICES & SOFTWARE - 0.5%
CAD/CAM/CAE - 0.5%
Ascend Communications, Inc.   35,000 $ 2,257,500
COMPUTERS & OFFICE EQUIPMENT - 1.1%
COMPUTER COMMUNICATIONS EQUIPMENT - 0.1%
Comverse Technology, Inc.   36,900  738,000
COMPUTER PERIPHERALS - 0.7%
Micom Communication Corp. (a)   145,033  1,269,039
Safeguard Scientifics, Inc.   41,900  2,100,238
  3,369,277
MAGNETIC & OPTICAL RECORDING MEDIA - 0.3%
Boca Research, Inc.   56,000  1,330,000
TOTAL COMPUTERS & OFFICE EQUIPMENT   5,437,277
DEFENSE ELECTRONICS - 2.4%
Alpha Industries, Inc.   49,100  840,838
Datum, Inc. (b)   263,000  3,484,750
Whittaker Corp.   390,500  7,614,750
  11,940,338
ELECTRICAL EQUIPMENT - 15.1%
ELECTRICAL MACHINERY - 2.5%
Amphenol Corp. Class A  228,700  5,603,150
Murata Manufacturing Co. Ltd.   23,000  920,472
Philips Electronics NV  129,400  5,823,000
  12,346,622
TV & RADIO COMMUNICATION EQUIPMENT - 12.6%
Allen Group, Inc. (The)  343,500  11,206,688
Avid Technology, Inc.   163,000  6,479,250
C-COR Electronics, Inc.   64,700  2,070,400
California Microwave Corp.   464,200  12,185,250
Glenayre Technologies, Inc.   332,750  21,711,938
Leitch Technology (a)  99,500  1,508,473
Pinnacle Systems  71,500  1,912,625
TSX Corp.   71,100  2,017,463
Telular Corp. (a)   100,000  1,407,813
Vertex Communications Corp. (a)   103,400  1,744,875
  62,244,775
TOTAL ELECTRICAL EQUIPMENT   74,591,397
ELECTRONICS - 11.1%
ELECTRONIC COMPONENTS & ACCESSORIES - 0.4%
General Cable PLC sponsored ADR  127,000  1,809,750
ELECTRONIC PARTS - WHOLESALE - 1.2%
ARC International Corp. (b)   549,700  2,164,444
Wholesale Cellular USA, Inc.   190,800  3,792,150
  5,956,594
ELECTRONICS & ELECTRONIC COMPONENTS - 4.6%
Allgon AB Class B Free shares  192,900  3,854,541
Benefon Oy  49,400  1,643,084
Hirose Electric Co. Ltd.   32,000  2,183,684
Kyocera Corp.   80,000  7,092,868
Sanmina Corp. (a)   152,200  6,925,100
Tokin Corp.   56,000  844,741
  22,544,018
PRINTED CIRCUIT BOARDS - 0.4%
Altron Inc.   80,000  2,180,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ELECTRONICS - CONTINUED
SEMICONDUCTORS - 4.5%
Austria Mikro Systeme International  21,600 $ 3,789,914
LSI Logic Corp. (a)   266,100  13,105,425
Motorola, Inc.   70,000  5,232,500
  22,127,839
TOTAL ELECTRONICS   54,618,201
ENGINEERING - 0.3%
WATER & SEWER PIPES - 0.3%
MasTec, Inc. (a)   125,000  1,312,500
IRON & STEEL - 1.4%
IRON & STEEL BLAST FURNACES, MILLS - 0.1%
UNR Industries, Inc.   63,400  499,275
STEEL PIPES & TUBES - 1.3%
Mannesmann AG Ord.   20,000  6,310,627
TOTAL IRON & STEEL   6,809,902
PACKAGING & CONTAINERS - 0.3%
GLASS CONTAINERS - 0.3%
Corning, Inc.   49,100  1,601,888
TELEPHONE SERVICES - 3.7%
ALLTEL Corp.   40,000  1,130,000
BellSouth Corp.   20,000  1,375,000
DDI Corp. Ord.   50  423,807
Telephone & Data Systems, Inc.   137,100  5,621,100
WorldCom, Inc.   283,400  9,547,032
  18,096,939
TOTAL COMMON STOCKS
 (Cost $395,536,245)   462,823,532
REPURCHASE AGREEMENTS  6.1%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/01/95   $30,248,889  30,244,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $425,780,245)  $ 493,067,532
LEGEND
1. Non-income producing
2. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
ARC International Corp.   $ - $ - $ - $ 2,164,444
Datum, Inc.    883,863  -  -  3,484,750
Total   $ 883,863 $ - $ - $ 5,649,194
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $421,633,542 and $287,613,002, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $101,162 for the period (see Note 5 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   79.8%
United Kingdom   6.6
Finland   4.8
Japan   2.3
Germany   1.3
Sweden   1.3
Canada   1.2
Netherlands    1.2
Others (individually less than 1%)   1.5
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $425,787,917. Net unrealized appreciation aggregated $67,279,615, of which $74,880,886 related to appreciated investment securities and $7,601,271 related to depreciated investment securities. DEVELOPING COMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $30,244,000) (cost $425,780,245) -          $ 493,067,532
See accompanying schedule

Cash                                                                                                                 849

Receivable for investments sold                                                                                     16,709,506

Receivable for fund shares sold                                                                                      2,182,413

Dividends receivable                                                                                                 15,677

Redemption fees receivable                                                                                           1,322

Other receivables                                                                                                    89,469

Prepaid expenses                                                                                                     10,768

 TOTAL ASSETS                                                                                                       512,077,536

LIABILITIES

Payable for investments purchased                                                                    $ 23,161,632

Payable for fund shares redeemed                                                                      10,966,976

Accrued management fee                                                                                244,949

Other payables and                                                                                    329,384
accrued expenses

 TOTAL LIABILITIES                                                                                                  34,702,941

NET ASSETS                                                                                                          $ 477,374,595

Net Assets consist of:

Paid in capital                                                                                                     $ 378,900,388

Accumulated net investment (loss)                                                                                    (895,591
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  32,082,609

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies           67,287,189

NET ASSETS, for 19,185,205                                                                                          $ 477,374,595
shares outstanding

NET ASSET VALUE and redemption price per share ($477,374,595 (divided by) 19,185,205 shares)                         $24.88

Maximum offering price per share (100/97.00 of $24.88)                                                               $25.65


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                $ 676,316
Dividends

Interest                                                                          794,419

 TOTAL INCOME                                                                     1,470,735

EXPENSES

Management fee                                                     $ 986,687

Transfer agent                                                      1,228,329
Fees

 Redemption fees                                                    (88,300
                                                                   )

Accounting fees and expenses                                        161,133

Non-interested trustees' compensation                               1,282

Custodian fees and expenses                                         23,635

Registration fees                                                   58,569

Audit                                                               20,365

Legal                                                               1,144

Miscellaneous                                                       2,388

 Total expenses before reductions                                   2,395,232

 Expense reductions                                                 (28,906       2,366,326
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                      (895,591
                                                                                 )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              32,539,749

 Foreign currency transactions                                      (18,127       32,521,622
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              55,903,781

 Assets and liabilities in foreign                                  (98           55,903,683
 currencies                                                        )

NET GAIN (LOSS)                                                                   88,425,305

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 87,529,714

OTHER INFORMATION                                                                 $1,224,619
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                  $2,013
 by FDC

 Exchange fees withheld by FSC                                                    $62,385


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                     $ (895,591      $ (1,840,119
Net investment income (loss)                                                                   )               )

 Net realized gain (loss)                                                                       32,521,622      30,202,368

 Change in net unrealized appreciation (depreciation)                                           55,903,683      (4,667,340
                                                                                                               )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                87,529,714      23,694,909

Distributions to shareholders from net realized gains                                           (17,239,478     (19,859,395
                                                                                               )               )

Share transactions                                                                              282,219,803     296,420,644
Net proceeds from sales of shares

 Reinvestment of distributions                                                                  16,999,404      19,590,893

 Cost of shares redeemed                                                                        (146,701,008    (287,865,261
                                                                                               )               )

 Paid in capital portion of redemption fees                                                     140,521         334,629

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                        152,658,720     28,480,905

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       222,948,956     32,316,419

NET ASSETS

 Beginning of period                                                                            254,425,639     222,109,220

 End of period (including accumulated net investment loss of $895,591 and $0, respectively)    $ 477,374,595   $ 254,425,639

OTHER INFORMATION
Shares

 Sold                                                                                           12,449,183      15,233,264

 Issued in reinvestment of distributions                                                        898,014         1,085,216

 Redeemed                                                                                       (6,630,815      (15,155,323
                                                                                               )               )

 Net increase (decrease)                                                                        6,716,382       1,163,157



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEAR        JUNE 29, 1990
                            ENDED             FEBRUARY 28,          ENDED          ENDED       (COMMENCEMEN
                            AUGUST 31, 1995                         FEBRUARY 28,   APRIL 30,   T OF OPERATIONS
                                                                                               TO) APRIL 30,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992        1991



Net asset value, beginning of period                $ 20.40     $ 19.65     $ 16.44     $ 13.54    $ 11.95    $ 10.00

Income from Investment Operations

 Net investment income (loss)                        (.06)       (.16)       (.16)       (.07)      (.08) E    (.10)

 Net realized and unrealized gain (loss)             6.06        2.55        4.82        2.98       2.42       1.86

 Total from investment operations                    6.00        2.39        4.66        2.91       2.34       1.76

Less Distributions                                   (1.53)      (1.67)      (1.47)      (.03)      (.79)      -
From net realized gain

Redemption fees added to paid in capital             .01         .03         .02         .02        .04        .19

Net asset value, end of period                      $ 24.88     $ 20.40     $ 19.65     $ 16.44    $ 13.54    $ 11.95

TOTAL RETURN B, C                                    31.82%      13.63%      30.24%      21.66%     21.41%     19.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)             $ 477,375   $ 254,426   $ 222,109   $ 83,383   $ 39,261   $ 7,745

Ratio of expenses to average net assets              1.45% A     1.56%       1.56%       1.88% A    2.50%      2.50% A

Ratio of expenses to average net assets before       1.46% A     1.58%       1.56%       1.88% A    2.50%      3.29% A
expense reductions

Ratio of net investment income (loss) to average     (.55)%      (.83)%      (.88)%      (.59)%     (.61)%     (1.23)%
net assets                                          A                                   A                     A

Portfolio turnover rate                              186% A      266%        280%        77% A      25%        469% A





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.06 PER SHARE.


ELECTRONICS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past 10 years total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

ELECTRONICS               75.05%   88.06%   380.82%   292.85%

ELECTRONICS
(INCL. 3% SALES CHARGE)   69.80%   82.42%   366.39%   281.06%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

ELECTRONICS               88.06%   36.90%   14.66%

ELECTRONICS
(INCL. 3% SALES CHARGE)   82.42%   36.07%   14.31%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
             Select ElectrStandard & Po
    08/31/85      9700.00     10000.00
    09/30/85      8650.10      9687.00
    10/31/85      8603.64     10134.54
    11/30/85      9653.54     10829.77
    12/31/85     10322.51     11353.93
    01/31/86     10424.71     11417.51
    02/28/86     10629.12     12271.54
    03/31/86     10424.71     12956.29
    04/30/86     11279.50     12809.89
    05/31/86     10396.84     13491.37
    06/30/86      9384.10     13719.38
    07/31/86      8259.87     12952.46
    08/31/86      8966.00     13913.54
    09/30/86      7971.84     12762.89
    10/31/86      7999.71     13499.31
    11/30/86      7999.71     13827.34
    12/31/86      7860.34     13474.74
    01/31/87      9161.11     15289.79
    02/28/87      9895.11     15893.74
    03/31/87      9737.16     16353.07
    04/30/87     10025.19     16207.52
    05/31/87      9820.79     16348.53
    06/30/87      9607.09     17174.13
    07/31/87      9904.41     18044.86
    08/31/87     10619.83     18717.93
    09/30/87     10610.54     18308.01
    10/31/87      7005.56     14364.46
    11/30/87      5909.20     13180.83
    12/31/87      6801.15     14183.89
    01/31/88      6410.92     14781.03
    02/29/88      7089.18     15469.83
    03/31/88      6986.97     14991.81
    04/30/88      7302.87     15158.22
    05/31/88      7052.01     15290.10
    06/30/88      7739.56     15991.91
    07/31/88      7265.71     15931.15
    08/31/88      6541.00     15389.49
    09/30/88      6643.20     16045.08
    10/31/88      6160.06     16491.13
    11/30/88      5853.45     16255.31
    12/31/88      6225.10     16539.78
    01/31/89      6448.08     17750.49
    02/28/89      6355.17     17308.50
    03/31/89      6308.72     17711.79
    04/30/89      6801.15     18631.03
    05/31/89      7451.53     19385.59
    06/30/89      6717.53     19275.09
    07/31/89      6791.86     21015.63
    08/31/89      7024.14     21427.54
    09/30/89      7219.25     21339.68
    10/31/89      6894.06     20844.60
    11/30/89      6912.64     21269.83
    12/31/89      7200.67     21780.31
    01/31/90      7442.24     20318.85
    02/28/90      8036.88     20580.96
    03/31/90      8427.11     21126.36
    04/30/90      8464.27     20598.20
    05/31/90      9709.29     22606.52
    06/30/90      9857.95     22452.80
    07/31/90      9393.39     22380.95
    08/31/90      7925.38     20357.71
    09/30/90      6726.82     19366.29
    10/31/90      6485.25     19283.02
    11/30/90      7154.21     20528.70
    12/31/90      7618.87     21101.45
    01/31/91      8679.37     22021.47
    02/28/91      9442.18     23596.01
    03/31/91      9944.53     24167.03
    04/30/91     10000.34     24225.03
    05/31/91     10325.94     25271.56
    06/30/91      9070.08     24114.12
    07/31/91      9693.36     25237.84
    08/31/91     10093.37     25835.97
    09/30/91      9321.25     25404.51
    10/31/91      9777.08     25744.93
    11/30/91      9181.71     24707.41
    12/31/91     10307.33     27533.94
    01/31/92     11525.98     27021.81
    02/29/92     12158.56     27373.09
    03/31/92     11200.38     26839.32
    04/30/92     10986.42     27628.39
    05/31/92     11005.03     27763.77
    06/30/92     10205.00     27350.09
    07/31/92     10744.55     28468.71
    08/31/92     10856.19     27885.10
    09/30/92     11246.90     28214.15
    10/31/92     12093.44     28312.90
    11/30/92     12884.16     29278.37
    12/31/92     13135.33     29638.49
    01/31/93     13581.86     29887.45
    02/28/93     13284.18     30293.92
    03/31/93     13749.31     30933.12
    04/30/93     13506.95     30184.54
    05/31/93     14862.32     30993.49
    06/30/93     15133.39     31083.37
    07/31/93     15563.37     30959.04
    08/31/93     16900.04     32132.38
    09/30/93     17180.46     31884.96
    10/31/93     16853.31     32544.98
    11/30/93     16722.44     32235.80
    12/31/93     17349.12     32625.86
    01/31/94     18547.51     33735.14
    02/28/94     19427.06     32820.92
    03/31/94     19218.16     31389.92
    04/30/94     19163.19     31791.71
    05/31/94     19108.22     32313.10
    06/30/94     18085.74     31521.43
    07/31/94     18459.55     32555.33
    08/31/94     20262.63     33890.10
    09/30/94     19679.93     33059.79
    10/31/94     20482.52     33803.64
    11/30/94     20218.65     32572.51
    12/31/94     20328.60     33055.56
    01/31/95     19745.89     33912.69
    02/28/95     21768.86     35234.27
    03/31/95     24011.71     36274.03
    04/30/95     26694.34     37342.30
    05/31/95     28640.34     38834.87
    06/30/95     32719.26     39737.01
    07/31/95     37611.75     41054.68
    08/31/95     38106.50     41157.73

Let's say you invested $10,000 in Fidelity Select Electronics Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $38,106 - a 281.06% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                               % OF FUND'S
                               INVESTMENTS

Micron Technology, Inc.        9.2

Analog Devices, Inc.           5.5

Xilinx, Inc.                   3.6

Silicon Valley Group, Inc.     3.5

Advantest Corp.                3.3

Tokyo Electron Ltd.            3.2

Burr-Brown Corp.               3.2

LSI Logic Corp.                2.9

Nokia Corp. AB sponsored ADR   2.9

Cirrus Logic, Inc.             2.9

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 13.4
Row: 1, Col: 2, Value: 4.8
Row: 1, Col: 3, Value: 7.2
Row: 1, Col: 4, Value: 8.1
Row: 1, Col: 5, Value: 11.1
Row: 1, Col: 6, Value: 55.4
Semiconductors 55.4%
Semi-Conductor Capital
Equipment 11.1%
Electronics & Electronic
Components 8.1%
Electronic Equipment 7.2%
Telephone Equipment 4.8%
All Others 13.4%*
* INCLUDES SHORT-TERM INVESTMENTS
ELECTRONICS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Marc Kaufman,
Portfolio Manager of
Fidelity Select Electronics Portfolio
Q. HOW HAS THE FUND PERFORMED, MARC?
A. I am extremely pleased with its performance. For the six months ended August 31, 1995, the fund was the highest performer of any in its category, gaining 75.05% compared with the S&P 500's 16.81% total return for the period. For the 12 months ended August 31, the fund was up 88.06%, more than four times the S&P's 21.45% return for the comparable period.
Q. THAT'S A HUGE LEAP FROM WHAT THE FUND DID SIX MONTHS AGO. WHAT'S THE STORY BEHIND THIS IMPRESSIVE GAIN?
A. Probably the biggest factor is that the portfolio was very heavily invested in semiconductor companies and other related businesses, and these stocks have had an extremely good run over the recent past. In fact, the semiconductor industry is probably as strong now as it has ever been, driven by such factors as the growing strength of PC sales on a global basis, the advent of the Pentium chip and Windows 95, the rapid growth of wireless communications, and a marketplace with very favorable supply and demand characteristics. The long and short of it is that demand for larger and more powerful chips has been moving faster than the industry's ability to supply them. Since I took over the fund in March of this year, I've increased the fund's holdings in semiconductors from about half the portfolio to as much as two-thirds at times.
Q. WHICH OF THE FUND'S HOLDINGS HAD THE GREATEST IMPACT ON PERFORMANCE?
A. There were several, particularly in the semiconductor group. Micron Technology, the fund's top position on August 31, continued to do very well: its stock price gained nearly 150% during the period. Right now, Micron is arguably the best manufacturer of dynamic RAM chips in the world and has been able to hold its chip prices high in a tight supply market. Xilinx, a maker of programmable logic chips, is another good growth story. Burr-Brown Corporation, which produces analog chips, also did extremely well, as did Altera, Applied Materials and LSI Logic.
Q. WHAT OPPORTUNITIES DID YOU FIND OUTSIDE THE SEMICONDUCTOR GROUP?
A. The recent boom in technology stocks provided growth in most areas. In addition to semiconductor companies, I also owned a variety of computer, telecommunications and networking stocks. The dynamic growth of PC sales drove good returns from such computer makers as Compaq, Dell and IBM. On the telecommunications side, Nokia, Ericsson, DSC Communications and Motorola all benefited from worldwide growth in the wireless arena. Such networking names as Cisco Systems and Baynet also made strong contributions to fund performance.
Q. GIVEN THE RECENT PERFORMANCE, I SUPPOSE IT SHOULDN'T BE A SURPRISE THAT FUND ASSETS GREW MORE THAN FIVE-FOLD DURING THE PERIOD . . .
A. Part of that growth was asset appreciation, but inflows of new money were very significant during the period. Fund assets grew from a little over $200 million at the end of February to about $1.2 billion now.
Q. ARE YOU AT ALL CONCERNED ABOUT THE FUND'S ABILITY TO SUSTAIN ITS DRAMATIC INCREASES?
A. Anytime a group of stocks is up this much, there always is concern that there may be a correction. And I do expect there to be some near-term volatility in the group. At the same time, I think the market fundamentals remain very strong. Demand shows little sign of abating, and the pricing environment continues to be favorable. I also believe that Microsoft's recent introduction of Windows 95 will provide another leg of growth for the PC market, which should help the semiconductor companies sustain their robust earnings growth. All of which leads me to believe that the outlook for further growth, especially within the semiconductor segment, remains positive.
Q. WHAT WILL BE YOUR GAME PLAN GOING FORWARD?
A. I don't plan any changes in strategy. Since taking over the portfolio, I've positioned it more heavily on "pure plays" in the semiconductor industry, and I think that strategy should continue to provide solid performance. I believe the growth prospects in semiconductors should remain quite strong for at least the next six months and possibly longer.

FUND FACTS
START DATE: July 29, 1985
TRADING SYMBOL: FSELX
SIZE: as of August 31, 1995, more than
$1.2 billion
MANAGER: Marc Kaufman, since March 1995;
analyst, semiconductor industry, 1992-1995;
joined Fidelity in 1992
(checkmark)
ELECTRONICS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.6%
 SHARES VALUE (NOTE 1)
CELLULAR  - 0.5%
CELLULAR & COMMUNICATION SERVICES  - 0.5%
AirTouch Communications, Inc. (a)  100,000 $ 3,250,000
Vodafone Group PLC sponsored ADR  50,000  2,093,750
  5,343,750
COMMUNICATIONS EQUIPMENT  - 5.6%
DATACOMMUNICATIONS EQUIPMENT  - 0.8%
Cisco Systems, Inc. (a)  110,000  7,218,750
3Com Corp. (a)  50,000  1,950,000
  9,168,750
TELEPHONE EQUIPMENT  - 4.8%
ADC Telecommunications, Inc. (a)  6,100  235,350
DSC Communications Corp. (a)  129,000  6,772,500
Ericsson (L.M.) Telephone Co.
 Class B ADR  210,000  4,488,750
Network Equipment Technologies (a)  45,500  1,706,250
Nokia Corp. AB sponsored ADR  487,600  33,827,250
Tellabs, Inc. (a)  50,000  2,322,265
U.S. Robotics Corp.   45,000  6,311,250
  55,663,615
TOTAL COMMUNICATIONS EQUIPMENT   64,832,365
COMPUTER SERVICES & SOFTWARE  - 0.4%
CUSTOM COMPUTER PROGRAMMING SERVICES  - 0.1%
Epic Design Technology (a)  29,000  1,250,625
PREPACKAGED COMPUTER SOFTWARE  - 0.3%
Microsoft Corp. (a)  40,400  3,737,000
TOTAL COMPUTER SERVICES & SOFTWARE   4,987,625
COMPUTERS & OFFICE EQUIPMENT  - 6.0%
COMPUTER PERIPHERALS  - 0.2%
Cambex Corp. (a)  170,000  2,018,750
COMPUTER STORAGE DEVICES  - 2.5%
ADAPTEC, Inc. (a)  694,100  29,499,250
COMPUTERS & OFFICE EQUIPMENT  - 0.5%
NEC Corp.   421,000  5,529,810
ELECTRONIC COMPUTERS  - 1.0%
International Business Machines Corp.   113,900  11,774,413
GRAPHICS WORKSTATIONS  - 0.1%
Silicon Graphics, Inc. (a)  27,200  1,149,200
MINI & MICRO COMPUTERS  - 1.7%
Apple Computer, Inc.   89,100  3,831,300
Compaq Computer Corp. (a)  240,100  11,464,775
Dell Computer Corp. (a)  56,000  4,312,000
  19,608,075
TOTAL COMPUTERS & OFFICE EQUIPMENT   69,579,498
DRUGS & PHARMACEUTICALS  - 0.1%
COMMERCIAL LABORATORY RESEARCH  - 0.1%
Integrated Process Equipment Corp. (a)  41,500  1,499,188
ELECTRICAL EQUIPMENT  - 1.6%
ELECTRICAL EQUIPMENT  - 0.2%
Shinko Electric Industries Co. Ltd.   78,000  2,641,355
ELECTRICAL MACHINERY  - 1.2%
Murata Manufacturing Co. Ltd.   362,000  14,487,428
RELAYS & INDUSTRIAL CONTROLS  - 0.2%
Omron Corp.   97,000  2,140,072
TOTAL ELECTRICAL EQUIPMENT   19,268,855

 SHARES VALUE (NOTE 1)
ELECTRONIC INSTRUMENTS  - 18.3%
ELECTRONIC EQUIPMENT  - 7.2%
Advantest Corp.   668,000 $ 38,523,961
Credence Systems Corp. (a)  322,110  11,354,378
LTX Corp. (a)  100,000  1,137,500
Megatest Corp. (a)  207,000  4,993,875
Plasma & Materials Technologies, Inc.   2,000  38,000
Teradyne, Inc. (a)  641,000  24,277,875
Varian Associates, Inc.   60,600  3,272,400
  83,597,989
SEMI-CONDUCTOR CAPITAL EQUIPMENT  - 11.1%
Applied Materials, Inc. (a)  286,800  29,827,200
Electro Scientific Industries, Inc. (a)  20,900  705,375
KLA Instruments Corp. (a)  164,500  14,064,750
Kulicke & Soffa Industries, Inc. (a)  579,100  22,512,513
Lam Research Corp.   30,000  1,807,500
Novellus System, Inc. (a)  278,000  20,485,125
Silicon Valley Group, Inc. (a)  947,500  40,742,500
  130,144,963
TOTAL ELECTRONIC INSTRUMENTS   213,742,952
ELECTRONICS  - 64.3%
ELECTRONIC CAPACITORS  - 0.5%
Kemet Corp. (a)  100,000  5,700,000
ELECTRONIC PARTS  - WHOLESALE  - 1.3%
Arrow Electronics, Inc. (a)  58,600  3,179,050
Avnet, Inc.   148,500  7,647,750
Marshall Industries (a)  16,100  511,175
NU Horizons Electronics Corp. (a)  100,000  1,062,500
Sterling Electronics Corp. (a)  153,200  3,006,550
  15,407,025
ELECTRONIC RESISTORS  - 0.2%
Yageo Corp. GDR (a)  174,643  2,095,716
ELECTRONICS & ELECTRONIC COMPONENTS  - 8.1%
Cirrus Logic, Inc. (a)  620,000  33,790,000
Hitachi Ltd.   1,312,000  14,405,747
Kyocera Corp.   217,000  19,239,404
Kyocera Corp. ADR  10,000  1,782,500
Kyocera Corp. (warrants) (a)  2,000  3,950,000
Microsemi Corp. (a)  350,000  4,462,500
Rohm Co. Ltd.   165,000  10,209,852
Rohm Co. Ltd. (warrants) (a)  2,800  2,047,362
Vishay Intertechnology, Inc.   125,000  5,062,500
  94,949,865
SEMICONDUCTORS  - 54.2%
Actel Corp. (a)  353,000  5,868,625
Alliance Semiconductor Corp. (a)  212,450  8,312,106
Altera Corp. (a)  323,220  20,241,653
Analog Devices, Inc. (a)  1,867,900  64,676,038
Apollo Electronics Co. Ltd. (a)  9,000  221,652
Atmel Corp. (a)  775,200  24,515,700
Austria Mikro Systeme International (a)  18,000  3,158,262
Burr-Brown Corp. (a)(c)  1,126,300  37,167,900
Chips & Technologies, Inc. (a)  160,500  2,206,875
Cypress Semiconductor Corp. (a)  183,700  8,381,313
Electroglas, Inc. (a)  114,300  8,629,650
Genus, Inc. (a)  100,000  1,375,000
Integrated Device Technology, Inc. (a)  475,000  27,371,875
Integrated Silicon Solution (a)(c)  365,500  18,183,625
International Rectifier Corp. (a)  95,000  3,847,500
LSI Logic Corp. (a)  696,600  34,307,550
Linear Technology Corp.   234,300  18,978,300
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ELECTRONICS  - CONTINUED
SEMICONDUCTORS  - CONTINUED
Maxim Integrated Products, Inc. (a)  179,900 $ 13,717,375
Microchip Technology, Inc. (a)  336,900  12,802,200
Micron Technology, Inc.   1,398,600  107,517,375
Motorola, Inc.   230,000  17,192,500
National Semiconductor Corp. (a)  193,500  5,466,375
Nippon Steel Semiconductor Corp.   102  2,794,667
Opti, Inc. (a)  39,100  786,888
Quality Semiconductor, Inc. (a)  152,000  2,622,000
SGS-Thomson Microelectronic NV (a)  137,700  6,626,813
S-3, Inc. (a)  518,800  20,362,900
Samsung Electronics Co. Ltd.:
 GDR partial dividend (b)  990  99,000
 GDR representing shares (a)(b)  615  61,272
 GDR representing shares
  (non-vtg.) (a)(b)  8,603  538,978
 GDR (vtg.) (a)  174  17,400
 GDR (vtg.) (b)  664  66,400
 GDR (vtg.) (New) (a)  34  3,387
 GDS (b)  39,475  2,486,925
 GDS (non-vtg.) (a)  12,685  794,715
 GDS (non-vtg.) (Reg.) (a)  472,100  29,742,300
 GDS (vtg.)  4,934  493,400
 GDS (vtg.) (b)  35,500  4,650,500
 (New)  163  20,660
 (vtg.)  17,600  3,640,868
Siliconix, Inc. (a)  26,600  811,300
Tencor Instruments (a)  150,600  6,532,275
Texas Instruments, Inc.   100,200  7,502,475
Tower Semiconductor Ltd. (a)  27,500  855,938
Tokyo Electron Ltd.   920,000  37,196,511
Unitrode Corp. (a)  508,200  15,246,000
Wako Electric Co. Ltd.   10,000  219,600
Xilinx, Inc. (a)  994,600  42,643,475
Xicor, Inc. (a)  480,000  3,480,000
  634,436,096
TOTAL ELECTRONICS   752,588,702
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
SPECIAL INDUSTRIAL MACHINERY - 0.7%
Gasonics International Corp. (a)  57,500  1,998,125
Shinkawa Ltd.   124,000  4,657,157
Tylan General, Inc. (a)  123,000  2,060,250
  8,715,532
PHOTOGRAPHIC EQUIPMENT - 1.1%
Nikon Corp.   933,000  12,829,347
TOTAL COMMON STOCKS
 (Cost $968,999,348)   1,153,387,814
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
 SHARES VALUE (NOTE 1)
ELECTRONICS  - 0.0%
SEMICONDUCTORS  - 0.0%
Samsung Electronics Co. Ltd.
 (Cost $40,304)   400 $ 36,463
CONVERTIBLE BONDS - 1.2%
 PRINCIPAL
 AMOUNT
COMPUTERS & OFFICE EQUIPMENT - 0.0%
ELECTRONIC COMPUTERS  - 0.0%
Acer, Inc. euro 4%, 6/10/01 $ 110,000  335,500
ELECTRONICS  - 1.2%
SEMICONDUCTORS  - 1.2%
United Microelectronics Corp.
 1 1/4%, 6/8/04 (b)  1,120,000  1,873,200
 euro 1 1/4%, 6/8/04  6,765,000  11,314,463
  13,187,663
TOTAL CONVERTIBLE BONDS
 (Cost $12,395,196)   13,523,163
REPURCHASE AGREEMENTS - 0.2%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 2,756,446  2,756,000
TOTAL INVESTMENT IN SECURITIES  - 100%
 (Cost $984,190,848)  $ 1,169,703,440
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,776,275 or 0.8% of net assets.
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Burr-Brown Corp.  $ 435,925 $ 693,400 $ - $ 37,167,900
Integrated Silicon Solution   -  -  -  18,183,625
Totals  $ 435,925 $ 693,400 $ - $ 55,351,525
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,477,651,859 and $895,661,755, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $118,543 for the period (see Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $8,528,000 and $7,079,000, respectively. The weighted average interest rate paid was 6.2% (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   76.0%
Japan   14.6
Korea   3.7
Finland   2.9
Taiwan (Free China)   1.3
Others (individually less than 1%)   1.5
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $984,535,699. Net unrealized appreciation aggregated $185,167,741, of which $195,744,641 related to appreciated investment securities and $10,576,900 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $7,628,000 which will expire on February 28, 2003. ELECTRONICS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $2,756,000) (cost $984,190,848) -          $ 1,169,703,440
See accompanying schedule

Receivable for investments sold                                                                                    127,676,737

Receivable for fund shares sold                                                                                    26,275,380

Dividends receivable                                                                                               80,700

Interest receivable                                                                                                2,557

Redemption fees receivable                                                                                         5,305

Other receivables                                                                                                  33,192

Prepaid expenses                                                                                                   39,846

 TOTAL ASSETS                                                                                                      1,323,817,157

LIABILITIES

Payable to custodian bank                                                                          $ 6,410

Payable for investments purchased                                                                  35,745,221

Payable for fund shares redeemed                                                                    50,619,614

Accrued management fee                                                                              654,912

Other payables and accrued expenses                                                                 641,548

 TOTAL LIABILITIES                                                                                                 87,667,705

NET ASSETS                                                                                                        $ 1,236,149,452

Net Assets consist of:

Paid in capital                                                                                                   $ 846,960,976

Accumulated net investment (loss)                                                                                 (2,202,898)

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                205,878,782

Net unrealized appreciation (depreciation) on investments                                                          185,512,592

NET ASSETS, for 35,660,374 shares outstanding                                                                     $ 1,236,149,452

NET ASSET VALUE and redemption price per share ($1,236,149,452 (divided by) 35,660,374 shares)                     $34.66

Maximum offering price per share (100/97.00 of $34.66)                                                             $35.73


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                               $ 608,278
Dividends

Interest (including income on securities loaned of $26,866)                                      1,798,810

 TOTAL INCOME                                                                                    2,407,088

EXPENSES

Management fee                                                                   $ 2,424,710

Transfer agent                                                                    1,989,628
Fees

 Redemption fees                                                                  (345,576
                                                                                 )

Accounting and security lending fees                                              294,274

Non-interested trustees' compensation                                             1,249

Custodian fees and expenses                                                       32,769

Registration fees                                                                 255,961

Audit                                                                             18,590

Legal                                                                             748

Interest                                                                          2,458

Miscellaneous                                                                     3,920

 Total expenses before reductions                                                 4,678,731

 Expense reductions                                                               (68,745        4,609,986
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                     (2,202,898
                                                                                                )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                                 215,297,077
 realized gain of $419,017
 on sales of investment in
 affiliated issuers)

 Foreign currency transactions                                                    (2,374         215,294,703
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                    165,152,099

NET GAIN (LOSS)                                                                                  380,446,802

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 $ 378,243,904

OTHER INFORMATION                                                                                $9,319,434
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                                 $9,500
 by FDC

 Exchange fees withheld by FSC                                                                   $258,975


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                       $ (2,202,898)      $ (1,534,580
Net investment income (loss)                                                                                        )

 Net realized gain (loss)                                                                         215,294,703        (9,362,352
                                                                                                                    )

 Change in net unrealized appreciation (depreciation)                                             165,152,099        8,764,347

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  378,243,904        (2,132,585
                                                                                                                    )

Share transactions                                                                                1,736,033,652      612,603,897
Net proceeds from sales of shares

 Cost of shares redeemed                                                                          (1,097,721,827)    (506,775,203
                                                                                                                    )

 Paid in capital portion of redemption fees                                                       3,161,186          1,742,948

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          641,473,011        107,571,642

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         1,019,716,915      105,439,057

NET ASSETS

 Beginning of period                                                                              216,432,537        110,993,480

 End of period (including accumulated net investment loss of $2,202,898 and $0, respectively)    $ 1,236,149,452    $ 216,432,537

OTHER INFORMATION
Shares

 Sold                                                                                             61,890,203         33,789,699

 Redeemed                                                                                         (37,162,096)       (29,140,209
                                                                                                                    )

 Net increase (decrease)                                                                          24,728,107         4,649,490



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS ENDED   YEARS ENDED           TEN MONTHS     YEARS ENDED
                            AUGUST 31, 1995    FEBRUARY 28,          ENDED          APRIL 30,
                                                                     FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)        1995           1994   1993           1992          1991



Net asset value, beginning of period                $ 19.80       $ 17.67     $ 14.28     $ 11.81    $ 10.75    $ 9.11

Income from Investment Operations

 Net investment income (loss)                        (.08)         (.18)       (.09)       (.05)      (.12)      (.04)

 Net realized and unrealized gain (loss)             14.83         2.11        6.09        2.33       1.00       1.53

 Total from investment operations                    14.75         1.93        6.00        2.28       .88        1.49

Less Distributions                                   -             -           -           -          -          (.01)
From net investment income

 From net realized gain                              -             -           (2.75)      -          -          -

 Total distributions                                 -             -           (2.75)      -          -          (.01)

Redemption fees added to paid in capital             .11           .20         .14         .19        .18        .16

Net asset value, end of period                      $ 34.66       $ 19.80     $ 17.67     $ 14.28    $ 11.81    $ 10.75

TOTAL RETURN B, C                                    75.05%        12.05%      46.24%      20.91%     9.86%      18.15%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)             $ 1,236,149   $ 216,433   $ 110,993   $ 48,027   $ 34,222   $ 18,178

Ratio of expenses to average net assets              1.15% A       1.71%       1.67%       1.69% A    2.16%      2.26%

Ratio of expenses to average net assets before       1.16% A       1.72%       1.67%       1.69% A    2.16%      2.26%
expense reductions

Ratio of net investment income (loss) to average     (.55)%        (.98)%      (.52)%      (.50)%     (1.07)%    (.45)%
net assets                                          A                                     A

Portfolio turnover rate                              241% A        205%        163%        293% A     299%       268%





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


SOFTWARE AND COMPUTER SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past five and 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995                    MONTH    YEAR     YEARS     YEARS
                                   S

SOFTWARE AND COMPUTER              30.13%   54.91%   298.69%   534.99%
SERVICES

SOFTWARE AND COMPUTER
SERVICES (INCL. 3% SALES CHARGE)   26.23%   50.27%   286.73%   515.94%

S&P 500                            16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                      PAST 1   PAST 5   PAST 10
AUGUST 31, 1995                    YEAR     YEARS    YEARS

SOFTWARE AND COMPUTER SERVICES     54.91%   31.86%   20.30%

SOFTWARE AND COMPUTER
SERVICES (INCL. 3% SALES CHARGE)   50.27%   31.06%   19.94%

S&P 500                            21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
             Select SoftwStandard & Po
    08/31/85     9700.00     10000.00
    09/30/85     9106.73      9687.00
    10/31/85     9393.48     10134.54
    11/30/85    10481.14     10829.77
    12/31/85    10985.42     11353.93
    01/31/86    11232.62     11417.51
    02/28/86    12003.87     12271.54
    03/31/86    12082.98     12956.29
    04/30/86    13210.19     12809.89
    05/31/86    13744.14     13491.37
    06/30/86    13398.06     13719.38
    07/31/86    11450.15     12952.46
    08/31/86    12399.39     13913.54
    09/30/86    11450.15     12762.89
    10/31/86    12518.04     13499.31
    11/30/86    12794.90     13827.34
    12/31/86    12508.15     13474.74
    01/31/87    15167.99     15289.79
    02/28/87    16591.85     15893.74
    03/31/87    16868.71     16353.07
    04/30/87    17155.45     16207.52
    05/31/87    17234.56     16348.53
    06/30/87    16631.40     17174.13
    07/31/87    16581.96     18044.86
    08/31/87    17748.73     18717.93
    09/30/87    17936.60     18308.01
    10/31/87    13190.42     14364.46
    11/30/87    11934.66     13180.83
    12/31/87    13689.02     14183.89
    01/31/88    13293.44     14781.03
    02/29/88    14386.48     15469.83
    03/31/88    14511.40     14991.81
    04/30/88    14948.62     15158.22
    05/31/88    14542.63     15290.10
    06/30/88    15687.72     15991.91
    07/31/88    14906.98     15931.15
    08/31/88    13876.40     15389.49
    09/30/88    14771.65     16045.08
    10/31/88    13990.91     16491.13
    11/30/88    13782.71     16255.31
    12/31/88    14927.80     16539.78
    01/31/89    16041.66     17750.49
    02/28/89    15323.37     17308.50
    03/31/89    14948.62     17711.79
    04/30/89    16395.59     18631.03
    05/31/89    16988.96     19385.59
    06/30/89    15306.42     19275.09
    07/31/89    14854.65     21015.63
    08/31/89    15532.30     21427.54
    09/30/89    15844.24     21339.68
    10/31/89    16177.69     20844.60
    11/30/89    16650.97     21269.83
    12/31/89    16726.48     21780.31
    01/31/90    16131.86     20318.85
    02/28/90    16550.30     20580.96
    03/31/90    17210.99     21126.36
    04/30/90    17155.93     20598.20
    05/31/90    19314.19     22606.52
    06/30/90    19765.66     22452.80
    07/31/90    17959.77     22380.95
    08/31/90    15449.15     20357.71
    09/30/90    13676.29     19366.29
    10/31/90    13951.58     19283.02
    11/30/90    15746.46     20528.70
    12/31/90    16869.63     21101.45
    01/31/91    19347.22     22021.47
    02/28/91    20756.69     23596.01
    03/31/91    21934.92     24167.03
    04/30/91    21769.75     24225.03
    05/31/91    22166.17     25271.56
    06/30/91    20541.55     24114.12
    07/31/91    21803.40     25237.84
    08/31/91    23574.85     25835.97
    09/30/91    22798.33     25404.51
    10/31/91    23938.85     25744.93
    11/30/91    21318.07     24707.41
    12/31/91    24603.48     27533.94
    01/31/92    28552.66     27021.81
    02/29/92    29410.62     27373.09
    03/31/92    27997.50     26839.32
    04/30/92    27290.94     27628.39
    05/31/92    27719.92     27763.77
    06/30/92    26218.48     27350.09
    07/31/92    28073.20     28468.71
    08/31/92    25978.75     27885.10
    09/30/92    27858.71     28214.15
    10/31/92    30104.57     28312.90
    11/30/92    32728.94     29278.37
    12/31/92    33347.18     29638.49
    01/31/93    35063.12     29887.45
    02/28/93    34848.62     30293.92
    03/31/93    35593.04     30933.12
    04/30/93    34994.04     30184.54
    05/31/93    38940.84     30993.49
    06/30/93    40949.86     31083.37
    07/31/93    39710.25     30959.04
    08/31/93    42388.95     32132.38
    09/30/93    43243.85     31884.96
    10/31/93    43144.11     32544.98
    11/30/93    42075.48     32235.80
    12/31/93    44261.99     32625.86
    01/31/94    45804.34     33735.14
    02/28/94    46414.85     32820.92
    03/31/94    41434.37     31389.92
    04/30/94    41648.73     31791.71
    05/31/94    37480.60     32313.10
    06/30/94    34191.69     31521.43
    07/31/94    35868.71     32555.33
    08/31/94    39760.05     33890.10
    09/30/94    41567.32     33059.79
    10/31/94    44123.56     33803.64
    11/30/94    43114.09     32572.51
    12/31/94    44432.91     33055.56
    01/31/95    43700.23     33912.69
    02/28/95    47331.06     35234.27
    03/31/95    50033.83     36274.03
    04/30/95    51596.88     37342.30
    05/31/95    52997.11     38834.87
    06/30/95    57686.26     39737.01
    07/31/95    61170.55     41054.68
    08/31/95    61593.88     41157.73

Let's say you invested $10,000 in Fidelity Select Software and Computer Services Portfolio on August 31, 1985 and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $61,594 - a 515.94% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                               % OF FUND'S
                               INVESTMENTS

Microsoft Corp.                9.5

Micron Technology, Inc.        9.4

Oracle Systems Corp.           9.4

Novell, Inc.                   7.3

Symantec Corp.                 5.3

Intel Corp.                    5.0

SAP AG                         4.1

First Data Corp.               3.4

General Motors Corp. Class E   3.4

Computer Sciences Corp.        3.1

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 23.5
Row: 1, Col: 2, Value: 2.8
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 9.199999999999999
Row: 1, Col: 5, Value: 14.4
Row: 1, Col: 6, Value: 42.6
Prepackaged Computer
Software 42.6%
Semiconductors 14.4%
Data Processing 9.2%
Computer Services 7.5%
Mini & Micro Computers 2.8%
All Others 23.5%*
* INCLUDES SHORT-TERM INVESTMENTS
SOFTWARE & COMPUTER SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Hurley,
Portfolio Manager of
Fidelity Select Software and
Computer Services Portfolio
Q. HOW HAS THE FUND PERFORMED, JOHN?
A. I think it performed well. For the six months ended August 31, 1995, the fund was up 30.13%, compared with the S&P 500's 16.81% gain. For the 12 months also ended August 31, it outperformed the market by a larger margin, gaining 54.91% for the period, compared with a 21.45% return for the S&P.
Q. WHAT FACTORS INFLUENCED PERFORMANCE?
A. Software and computer service companies generally have performed pretty well over the last six months, though they haven't really matched the extraordinary returns seen in many of the other technology sectors. But while the industry as a whole has done only okay, our fund actually did quite a bit better than the norm. The reasons for that are two-fold: first, the fund avoided most of the major "blow-ups" that occurred in the software industry, where a number of stocks were severely punished; and second, I was fortunate to have made good bets in a couple of places.
Q. WHERE DID YOU FIND THOSE GOOD OPPORTUNITIES?
A. One stock that helped quite a bit was Microsoft. I had not been a major holder of this company in the past, but I got aggressive in buying it at $60-$70 a share in March, mainly on the strength of its dominant position in supplying operating systems for the PC market and also in anticipation of its Windows 95 launch. And by the end of the period, Microsoft had risen by about 45%. I also went a bit beyond the fund's usual holdings and made a significant investment in Micron Technology, a top manufacturer of dynamic RAM chips, for which there currently is huge worldwide demand. Micron has done extraordinarily well - it rose about 150% during the period - and helped the fund quite a bit. Another name that's done very well is Oracle Systems, a producer of relational database and applications software for the client-server market, which returned about 28% for the period. I also bought into a couple of computer services stocks - Ceridian and First Data
- that gave the fund a nice lift.
Q. ANY OTHER NAMES THAT YOU REALLY LIKED?
A. One in particular comes to mind - Electronics for Imaging - which makes a product that allows you to use a copying machine as a printer off your computer network, enabling creation of very high quality color images. The company now virtually owns the market, when its stock price went up by about 65% during the period, the fund took profits.
Q. WHAT DIDN'T WORK AS WELL AS YOU'D HOPED?
A. Unfortunately, I was not able to avoid entirely the problems at Compuware, whose stock suffered significantly when their merger with Uniface failed to pan out. Novell also hurt the fund a bit, when its Netware and WordPerfect upgrades did not take off as quickly as expected. While I continue to like Novell and have a big position in its stock, it didn't really perform to my expectations during the period.
Q. SOUNDS LIKE IT'S BEEN AN UP-AND-DOWN YEAR FOR THE SOFTWARE STOCKS . . .
A. It really has been a tough year. For every ten stocks you show me that are up, I'll show ten that are down. And I think that's always going to be true about the industry; you'll probably never see a situation where a rising tide lifts all boats. The reason for this is that software companies all are special situations. The industry is not really constrained by issues of production capacity, but rather by the market's perception of product quality and overall marketing strategy. So, it's always going to be a stock picker's market.
Q. WHAT'S YOUR OUTLOOK AND GAME PLAN AS WE MOVE FORWARD?
A. Actually, I'm feeling a bit better about software than I have in the past. I think fundamentals are improving for a lot of companies. I believe there is another upside leg to the Windows 95 story that will basically help everyone who is writing applications programs for this new operating system. I think mainframe software companies may have a tough road ahead and, consequently, would expect enterprise software stocks could do well in the next six months. I think there may be some good values in select computer services stocks. So looking ahead, I'll continue looking for good names to play in these areas.

FUND FACTS
START DATE: July 29, 1985
TRADING SYMBOL:  FSCSX
SIZE: as of August 31, 1995, more than
$333 million
MANAGER: John Hurley, since August 1994;
analyst, PC software, database software and mainframe software industries, since 1994;
joined Fidelity in 1993
(checkmark)
SOFTWARE AND COMPUTER SERVICES PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 83.6%
 SHARES VALUE (NOTE 1)
COMMUNICATIONS EQUIPMENT - 4.6%
DATACOMMUNICATIONS EQUIPMENT - 2.0%
3Com Corp. (a)  171,600 $ 6,692,400
TELEPHONE EQUIPMENT - 2.6%
DSC Communications Corp. (a)  102,000  5,355,000
Inter-Tel, Inc.   203,100  3,376,538
  8,731,538
TOTAL COMMUNICATIONS EQUIPMENT   15,423,938
COMPUTER SERVICES & SOFTWARE - 56.2%
CAD/CAM/CAE - 1.0%
Ascend Communications, Inc. (a)  8,000  516,000
Computer Data Systems, Inc.   50,000  481,250
Network Peripherals, Inc. (a)  100,000  1,412,500
State of The Art, Inc. (a)  63,100  560,013
Stratacom, Inc. (a)  8,300  406,700
  3,376,463
COMPUTER RELATED SERVICES - 0.0%
Thrustmaster, Inc. (a)  10,000  80,000
COMPUTER SERVICES - 7.5%
Bisys Group, Inc. (The) (a)  70,000  1,715,000
Computer Sciences Corp. (a)  174,100  10,489,525
Firefox Communications, Inc. (a)  500  9,750
SHL Systemhouse, Inc. (a)  546,000  3,605,600
SunGard Data Systems, Inc. (a)  350,000  9,712,500
  25,532,375
DATA PROCESSING - 9.2%
Ceridian Corp. (a)  175,800  7,691,250
First Data Corp.   200,000  11,675,000
General Motors Corp. Class E  250,000  11,656,250
  31,022,500
PREPACKAGED COMPUTER SOFTWARE - 38.5%
Boole & Babbage, Inc. (a)  1,500  45,188
Computron Software, Inc.   500  9,500
General Magic, Inc. (a)  89,400  1,463,925
Intuit (a)  50,000  2,153,125
Manugistics Group, Inc. (a)  55,000  852,500
Marcam Corp. (a)  72,500  815,625
Mercury Interactive Group Corp. (a)  169,300  3,830,413
Metrowerks, Inc. (a)  158,300  853,957
Microsoft Corp. (a)  350,000  32,375,000
Midisoft Corp. (a)  80,000  520,000
Novell, Inc. (a)  1,373,100  24,715,800
On Technology Corp. (a)  400  6,400
Oracle Systems Corp. (a)  796,800  31,971,600
Peoplesoft, Inc. (a)  56,500  3,898,500
Platinum Technology, Inc. (a)  183,800  4,342,275
SPSS, Inc. (a)  71,100  1,128,713
Sanctuary Woods Multimedia Corp. (a)  53,300  347,018
Symantec Corp. (a)  626,500  18,090,188
Systems Software Associates, Inc.   100,000  3,156,250
Xcellenet, Inc.   3,000  53,250
  130,629,227
TOTAL COMPUTER SERVICES & SOFTWARE   190,640,565
COMPUTERS & OFFICE EQUIPMENT - 4.1%
COMPUTER PERIPHERALS - 1.0%
Applied Magnetics Corp.   300,000  3,450,000

 SHARES VALUE (NOTE 1)

COMPUTER STORAGE DEVICES - 0.2%
ADAPTEC, Inc. (a)  10,000 $ 425,000
ELECTRONIC COMPUTERS - 0.1%
International Business Machines Corp.   3,200  330,800
MINI & MICRO COMPUTERS - 2.8%
Compaq Computer Corp. (a)  200,000  9,550,000
TOTAL COMPUTERS & OFFICE EQUIPMENT   13,755,800
ELECTRONIC INSTRUMENTS - 1.5%
SEMI-CONDUCTOR CAPITAL EQUIPMENT 1.5%
Applied Materials, Inc. (a)  50,000  5,200,000
ELECTRONICS - 16.0%
ELECTRONIC PARTS - WHOLESALE - 0.1%
ARC International Corp. (a)  133,500  525,656
ELECTRONICS & ELECTRONIC COMPONENTS - 1.5%
Sanmina Corp. (a)  109,200  4,968,600
SEMICONDUCTORS - 14.4%
Intel Corp.   275,000  16,878,125
Micron Technology, Inc.   416,800  32,041,500
  48,919,625
TOTAL ELECTRONICS   54,413,881
METALS & MINING - 0.1%
PRIME NONFERROUS SMELTING - 0.1%
Tremont Corp. (a)  15,000  286,875
PHOTOGRAPHIC EQUIPMENT - 0.3%
3D Systems Corp. (a)  69,000  1,129,875
RETAIL & WHOLESALE, MISCELLANEOUS - 0.4%
MUSIC, TV, & ELECTRONIC STORES - 0.4%
Best Buy Co., Inc. (a)  50,000  1,362,500
TELEPHONE SERVICES - 0.4%
Frontier Corp.   52,400  1,460,650
TOTAL COMMON STOCKS
 (Cost $213,914,845)   283,674,084
PREFERRED STOCKS - 4.9%
CONVERTIBLE PREFERRED STOCKS - 0.8%
PUBLISHING - 0.8%
BOOK PUBLISHING & PRINTING - 0.8%
Houghton Mifflin Co. $1.02 (stock
 appreciation income linked)  43,200  2,721,600
NONCONVERTIBLE PREFERRED STOCKS - 4.1%
COMPUTER SERVICES & SOFTWARE - 4.1%
PREPACKAGED COMPUTER SOFTWARE - 4.1%
SAP AG  95,000  14,055,858
TOTAL PREFERRED STOCKS
 (Cost $8,543,216)   16,777,458
REPURCHASE AGREEMENTS - 11.5%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 39,031,309 $ 39,025,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $261,483,061)  $ 339,476,542
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $145,622,525 and $137,066,461, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,172 for the period
(see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $261,839,642. Net unrealized appreciation aggregated $77,636,900, of which $83,378,956 related to appreciated investment securities and $5,742,056 related to depreciated investment securities.
At February 28, 1995, the fund had a capital loss carryforward of approximately $6,020,000 which will expire on February 28, 2003.
The fund has elected to defer to its fiscal year ending February 28, 1996 $1,988,000 of losses recognized during the period November 1,1994 to February 28, 1995.
SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $39,025,000) (cost $261,483,061) -           $ 339,476,542
See accompanying schedule

Cash                                                                                                                 121

Receivable for investments sold                                                                                      1,405,174

Receivable for fund shares sold                                                                                      1,766,113

Dividends receivable                                                                                                 44,300

Redemption fees receivable                                                                                           403

Other receivables                                                                                                    130,063

Prepaid expenses                                                                                                     17,979

 TOTAL ASSETS                                                                                                        342,840,695

LIABILITIES

Payable for investments purchased                                                                     $ 2,725,000

Payable for fund shares redeemed                                                                       6,527,800

Accrued management fee                                                                                 168,460

Other payables and accrued expenses                                                                    274,314

 TOTAL LIABILITIES                                                                                                   9,695,574

NET ASSETS                                                                                                          $ 333,145,121

Net Assets consist of:

Paid in capital                                                                                                     $ 240,095,020

Accumulated net investment (loss)                                                                                   (932,402
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  15,989,022

Net unrealized appreciation (depreciation) on investments                                                            77,993,481

NET ASSETS, for 8,805,829 shares outstanding                                                                        $ 333,145,121

NET ASSET VALUE and redemption price per share ($333,145,121 (divided by) 8,805,829 shares)                          $37.83

Maximum offering price per share (100/97.00 of $37.83)                                                               $39.00


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                              $ 218,790
Dividends

Interest (including income on securities loaned of $11,657)                                     857,989

 TOTAL INCOME                                                                                   1,076,779

EXPENSES

Management fee                                                                   $ 858,810

Transfer agent                                                                    1,060,202
Fees

 Redemption fees                                                                  (105,667
                                                                                 )

Accounting and security lending fees                                              141,561

Non-interested trustees' compensation                                             1,022

Custodian fees and expenses                                                       10,762

Registration fees                                                                 27,564

Audit                                                                             17,965

Legal                                                                             867

Miscellaneous                                                                     2,488

 Total expenses before reductions                                                 2,015,574

 Expense reductions                                                               (6,393        2,009,181
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                    (932,402
                                                                                               )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            24,488,790

 Foreign currency transactions                                                    (99           24,488,691
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                   45,530,085

NET GAIN (LOSS)                                                                                 70,018,776

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 69,086,374

OTHER INFORMATION                                                                               $1,856,656
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                                $2,746
 by FDC

 Exchange fees withheld by FSC                                                                  $69,705


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                                       $ (932,402      $ (1,835,964
Net investment income (loss)                                                                     )               )

 Net realized gain (loss)                                                                         24,488,691      (7,382,123
                                                                                                                 )

 Change in net unrealized appreciation (depreciation)                                             45,530,085      17,246,063

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  69,086,374      8,027,976

Distributions to shareholders from net realized gains                                             -               (2,015,425
                                                                                                                 )

Share transactions                                                                                224,648,665     367,638,603
Net proceeds from sales of shares

 Reinvestment of distributions                                                                    -               1,989,953

 Cost of shares redeemed                                                                          (197,275,262    (317,960,229
                                                                                                 )               )

 Paid in capital portion of redemption fees                                                       240,258         730,383

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          27,613,661      52,398,710

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         96,700,035      58,411,261

NET ASSETS

 Beginning of period                                                                              236,445,086     178,033,825

 End of period (including undistributed net investment loss of $932,402 and $0, respectively)    $ 333,145,121   $ 236,445,086

OTHER INFORMATION
Shares

 Sold                                                                                             6,660,514       14,345,417

 Issued in reinvestment of distributions                                                          -               80,950

 Redeemed                                                                                         (5,988,289      (12,454,413
                                                                                                 )               )

 Net increase (decrease)                                                                          672,225         1,971,954



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                          $ 29.07     $ 28.89     $ 27.62     $ 21.63     $ 19.77    $ 15.58

Income from Investment Operations

 Net investment income (loss)                                  (.11)       (.26)       (.34)       (.07) F     (.28)      (.14) E

 Net realized and unrealized gain (loss)                       8.84        .67         7.92        5.88        4.37       4.06

 Total from investment operations                              8.73        .41         7.58        5.81        4.09       3.92

Less Distributions                                             -           (.33)       (6.48)      -           (2.50)     -
From net realized gain

Redemption fees added to paid in capital                       .03         .10         .17         .18         .27        .27

Net asset value, end of period                                $ 37.83     $ 29.07     $ 28.89     $ 27.62     $ 21.63    $ 19.77

TOTAL RETURN B, C                                             30.13%      1.97%       33.19%      27.69%      25.36%     26.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 333,145   $ 236,445   $ 178,034   $ 151,212   $ 89,571   $ 17,290

Ratio of expenses to average net assets                       1.41% A     1.50%       1.57%       1.64% A     1.98%      2.50%

Ratio of expenses to average net assets before                1.42% A     1.52%       1.57%       1.64% A     1.98%      2.82%
expense reductions

Ratio of net investment income (loss) to average              (.66)%      (1.01)%     (1.19)%     (.37)%      (1.30)%    (.84)%
net assets                                                    A                                   A

Portfolio turnover rate                                       107% A      164%        376%        402% A      348%       326%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED
TO $.02 PER SHARE.
F INVESTMENT INCOME PER SHARE REFLECTS DIVIDENDS RECEIVED IN ARREARS
FROM UNISYS CORP., WHICH AMOUNTED TO $.03 PER SHARE.


TECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

TECHNOLOGY                47.01%   54.32%   323.84%   321.21%

TECHNOLOGY
(INCL. 3% SALES CHARGE)   42.60%   49.69%   311.13%   308.58%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

TECHNOLOGY                54.32%   33.49%   15.46%

TECHNOLOGY
(INCL. 3% SALES CHARGE)   49.69%   32.68%   15.11%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
              Select TechnoStandard & Poor'
     08/31/85      9700.00        10000.00
     09/30/85      8974.95         9687.00
     10/31/85      9224.80        10134.54
     11/30/85     10229.09        10829.77
     12/31/85     10772.88        11353.93
     01/31/86     10880.66        11417.51
     02/28/86     11595.91        12271.54
     03/31/86     11620.40        12956.29
     04/30/86     12213.18        12809.89
     05/31/86     11835.96        13491.37
     06/30/86     11101.11        13719.38
     07/31/86      9678.28        12952.46
     08/31/86     10165.14        13913.54
     09/30/86      9265.18        12762.89
     10/31/86      9796.30        13499.31
     11/30/86     10184.81        13827.34
     12/31/86      9968.43        13474.74
     01/31/87     11827.36        15289.79
     02/28/87     13165.01        15893.74
     03/31/87     12417.50        16353.07
     04/30/87     12776.50        16207.52
     05/31/87     13066.66        16348.53
     06/30/87     12678.15        17174.13
     07/31/87     12806.01        18044.86
     08/31/87     13558.44        18717.93
     09/30/87     13627.29        18308.01
     10/31/87      8832.41        14364.46
     11/30/87      7681.64        13180.83
     12/31/87      8794.38        14183.89
     01/31/88      8320.12        14781.03
     02/29/88      9144.92        15469.83
     03/31/88      9046.97        14991.81
     04/30/88      9392.35        15158.22
     05/31/88      9134.61        15290.10
     06/30/88      9974.87        15991.91
     07/31/88      9232.55        15931.15
     08/31/88      8381.98        15389.49
     09/30/88      8608.80        16045.08
     10/31/88      8253.11        16491.13
     11/30/88      8005.67        16255.31
     12/31/88      8557.25        16539.78
     01/31/89      9248.02        17750.49
     02/28/89      8995.42        17308.50
     03/31/89      8830.46        17711.79
     04/30/89      9469.68        18631.03
     05/31/89     10242.92        19385.59
     06/30/89      9335.65        19275.09
     07/31/89      9500.61        21015.63
     08/31/89      9706.81        21427.54
     09/30/89      9938.78        21339.68
     10/31/89      9866.61        20844.60
     11/30/89      9892.39        21269.83
     12/31/89     10010.95        21780.31
     01/31/90      9804.75        20318.85
     02/28/90     10356.33        20580.96
     03/31/90     10840.90        21126.36
     04/30/90     10351.18        20598.20
     05/31/90     11686.32        22606.52
     06/30/90     11789.42        22452.80
     07/31/90     11160.51        22380.95
     08/31/90      9639.79        20357.71
     09/30/90      8820.15        19366.29
     10/31/90      9072.75        19283.02
     11/30/90     10433.66        20528.70
     12/31/90     11062.56        21101.45
     01/31/91     12928.66        22021.47
     02/28/91     13583.34        23596.01
     03/31/91     14671.04        24167.03
     04/30/91     13949.35        24225.03
     05/31/91     14722.59        25271.56
     06/30/91     13294.33        24114.12
     07/31/91     14766.30        25237.84
     08/31/91     15491.91        25835.97
     09/30/91     15569.66        25404.51
     10/31/91     15989.48        25744.93
     11/30/91     15466.00        24707.41
     12/31/91     17586.31        27533.94
     01/31/92     18255.13        27021.81
     02/29/92     18540.29        27373.09
     03/31/92     17067.85        26839.32
     04/30/92     16818.98        27628.39
     05/31/92     16984.89        27763.77
     06/30/92     15770.63        27350.09
     07/31/92     16574.15        28468.71
     08/31/92     15725.36        27885.10
     09/30/92     16494.93        28214.15
     10/31/92     17468.22        28312.90
     11/30/92     18882.88        29278.37
     12/31/92     19120.54        29638.49
     01/31/93     19703.38        29887.45
     02/28/93     19590.21        30293.92
     03/31/93     19844.85        30933.12
     04/30/93     19787.95        30184.54
     05/31/93     21784.26        30993.49
     06/30/93     22848.13        31083.37
     07/31/93     22241.10        30959.04
     08/31/93     23430.13        32132.38
     09/30/93     23793.10        31884.96
     10/31/93     23323.74        32544.98
     11/30/93     23098.45        32235.80
     12/31/93     24598.59        32625.86
     01/31/94     25837.10        33735.14
     02/28/94     26567.50        32820.92
     03/31/94     25671.96        31389.92
     04/30/94     25154.90        31791.71
     05/31/94     25194.56        32313.10
     06/30/94     23059.76        31521.43
     07/31/94     23952.01        32555.33
     08/31/94     26476.76        33890.10
     09/30/94     26344.57        33059.79
     10/31/94     27329.35        33803.64
     11/30/94     26952.62        32572.51
     12/31/94     27335.96        33055.56
     01/31/95     26271.87        33912.69
     02/28/95     27792.00        35234.27
     03/31/95     29483.98        36274.03
     04/30/95     31706.22        37342.30
     05/31/95     32932.76        38834.87
     06/30/95     35992.31        39737.01
     07/31/95     39631.07        41054.68
     08/31/95     40857.61        41157.73

Let's say you invested $10,000 in Fidelity Select Technology Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $40,858 - a 308.58% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

Micron Technology, Inc.                 8.7

Compaq Computer Corp.                   4.3

Cisco Systems, Inc.                     3.4

International Business Machines Corp.   2.9

Digital Equipment Corp.                 2.7

Sun Microsystems, Inc.                  2.5

Nippon Steel Semiconductor Corp.        2.3

Nokia Corp. AB sponsored ADR            2.2

LSI Logic Corp.                         2.1

Oracle Systems Corp.                    1.4

TOP INDUSTRIES AS OF AUGUST 31, 1995
Row: 1, Col: 1, Value: 53.3
Row: 1, Col: 2, Value: 5.5
Row: 1, Col: 3, Value: 5.5
Row: 1, Col: 4, Value: 5.9
Row: 1, Col: 5, Value: 8.0
Row: 1, Col: 6, Value: 21.8
Semiconductors 21.8%
Mini & Micro Computers 8.0%
Electronic Computers 5.9%
Prepackaged Computer
Software 5.5%
Datacommunications
Equipment 5.5%
All Others 53.3%*
* INCLUDES SHORT-TERM INVESTMENTS
TECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Harry Lange,
Portfolio Manager of
Fidelity Select Technology Portfolio
Q. HARRY, HOW DID THE FUND DO?
A. It's been a powerful past six months for the technology sector. The fund had a total return of 47.01% from March 1, 1995, through August 31, 1995. That topped the performance of the S&P 500, which returned 16.81% during the same period. For the 12 months ended August 31, the fund returned 54.32%, compared to 21.45% for the S&P 500.
Q. WHAT FUELED THE FUND'S PERFORMANCE?
A. Very strong earnings growth across the technology sector. In addition, technology stocks experienced increases in valuation - a stock's price relative to its earnings. This happened because more and more investors began to view technology as a maturing growth industry, rather than as a cyclical commodity industry prone to volatile swings in earnings. As a result, they were willing to pay higher stock prices to achieve strong earnings growth. Typically, technology cycles last two or three years, but this year tech stocks have continued to rise right through what would have been the typical end of their cycle.
Q. WHAT HAS TRIGGERED THIS CHANGE?
A. Two things. First, the industry has matured and ordering has become much more efficient. For example, in years past, if a semiconductor company received a big order from a personal computer company that didn't seem to make sense given the business environment, it would usually fill the order anyway. In the process, the semiconductor company might build a new plant, and that excess capacity would eventually trigger volatility in the company's earnings stream and stock price. Now, companies are communicating better and are much smarter about adding capacity. The second factor causing tech stocks to blow through their traditional cycle is the continued strong sales of personal computers and related products. If anything, the PC story has improved since the beginning of the year.
Q. WHICH OF THE FUND'S STOCKS HAVE BENEFITED MOST?
A. Semiconductor companies have shown the strongest gains as a group. These include Micron Technology, Texas Instruments, LSI Logic and Intel. Because PC sales remain strong, the demand for computer chips worldwide is still far greater than the supply, which has resulted in significant earnings gains for these companies. In addition, millions of personal computers will need greater memory capacity to run Microsoft's new PC software product, Windows 95. Micron, the fund's largest investment on August 31, manufactures memory chips and could benefit from this increased demand. Also, Micron has found ways to improve productivity - make more chips - without a substantial increase in costs. Although the stock has risen nearly 150% over the past six months, it remains relatively cheap on a price-to-earnings basis, and I continue to like its prospects going forward.
Q. WHERE ELSE HAVE YOU FOUND OPPORTUNITIES?
A. IBM continued to benefit from its multi-year restructuring program and showed surprisingly strong earnings growth during the first two quarters of 1995. Compaq Computer - the fund's second largest investment at the end of the period - successfully navigated through a new product cycle and turned in strong performance. Other stocks that benefited from the favorable PC environment included Cisco Systems, which manufactures computer networking equipment, and Sun Microsystems, which makes workstations.
Q. AREN'T TECHNOLOGY STOCKS EXPENSIVE, NOW THAT PRICES HAVE RISEN SO SHARPLY OVER THE PAST SIX MONTHS?
A. Broadly speaking, they're only somewhat more expensive than they were six months ago on a price-to-earnings basis because earnings growth has nearly kept pace with rising stock prices. And it's important to keep in mind that many tech stocks were quite cheap at the beginning of the year. So, although stock valuations are somewhat higher, in most cases they're still very attractive relative to the broad market.
Q. WERE THERE ANY STOCKS THAT DIDN'T DO AS WELL AS YOU HAD HOPED?
A. Sure. Some companies disappointed for various reasons. Mainframe computer manufacturer Amdahl turned in lower-than-expected earnings after the company had trouble turning out its new generation of disk drives. Software manufacturer Novell's revenues were hurt because customers have put off buying its products until the company starts selling programs geared toward Windows 95.
Q. HOW ABOUT THE NEXT SIX MONTHS?
A. I'm optimistic, based on my projections for PC sales for the rest of 1995 and 1996 and the windfall many companies should experience on the heels of Windows 95. However, it's important to keep in mind that sharp, rapid, short-term corrections can happen at any time. These stocks have a history of volatility. But unless companies begin to report lower-than-expected earnings, my long-term outlook remains quite positive.

FUND FACTS
START DATE: July 14, 1981
TRADING SYMBOL: FSPTX
SIZE: as of August 31, 1995, more than
$468 million
MANAGER: Harry Lange, since 1993; manager,
Fidelity Select Computers Portfolio, since
1992; research director, Fidelity Investments
Far East, 1988-1992; manager, Fidelity Select
Capital Goods Portfolio and Fidelity Select
Automation and Machinery Portfolio, 1988;
joined Fidelity in 1987
(checkmark)
TECHNOLOGY PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 82.5%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.0%
AIRCRAFT & PARTS - 0.0%
Hong Kong Aircraft &
 Engineering Co.   50,000 $ 117,568
BROADCASTING - 0.6%
CABLE TV OPERATORS - 0.2%
Heartland Wireless Communications,
 Inc. (a)  50,000  1,087,500
NTN Communications, Inc. (a)  3,800  21,850
  1,109,350
TELEVISION BROADCASTING - 0.4%
Scandinavian Broadcasting Corp. (a)  60,000  1,627,500
TOTAL BROADCASTING   2,736,850
CELLULAR - 0.0%
CELLULAR & COMMUNICATION SERVICES - 0.0%
Advanced Information Services
 (For.  Reg.)  7,500  115,615
Millicom International Cellular SA (a)  2,800  82,600
  198,215
COMMUNICATIONS EQUIPMENT - 9.6%
DATACOMMUNICATIONS EQUIPMENT - 5.5%
Broadband Technologies, Inc. (a)  20,000  490,000
Cisco Systems, Inc. (a)  245,900  16,137,188
General DataComm Industries, Inc. (a)  115,000  1,351,250
Network General Corp. (a)   127,500  4,486,406
Telebit Corp. (a)   100,000  406,250
3Com Corp. (a)   70,000  2,730,000
  25,601,094
TELEPHONE EQUIPMENT - 4.1%
Colonial Data Technologies, Inc. (a)  50,000  906,250
Global Village Communication (a)  20,000  312,500
Natural Microsystems (a)  28,800  712,800
Network Equipment Technologies (a)  121,300  4,548,750
Newbridge Networks Corp. (a)   41,000  1,183,875
Nokia Corp. AB sponsored ADR (a)  150,000  10,406,250
Perceptron, Inc. (a)  30,400  820,800
Teledata Communications Ltd.  (a)  7,300  69,350
  18,960,575
TOTAL COMMUNICATIONS EQUIPMENT   44,561,669
COMPUTER SERVICES & SOFTWARE - 7.8%
CAD/CAM/CAE - 1.2%
Brooktrout Technology (a)  17,900  344,575
Chipcom Corp. (a)   29,300  1,175,663
Integrated Silicon Systems, Inc. (a)  10,000  285,000
Mentor Graphics Corp. (a)   1,900  36,575
Network Peripherals, Inc. (a)  14,300  201,988
Structural Dynamics Research Corp. (a)   200,000  3,625,000
  5,668,801
COMPUTER & SOFTWARE STORES - 0.8%
Inacom Corp. (a)   37,300  466,250
MicroAge, Inc. (a)  238,000  2,796,500
Software Spectrum, Inc. (a)  8,000  192,000
  3,454,750
COMPUTER RELATED SERVICES - 0.2%
Inso Corp. (a)   14,200  889,275
Wave Systems Corp. Class A (a)  43,300  184,025
  1,073,300

 SHARES VALUE (NOTE 1)

COMPUTER SERVICES - 0.1%
CompuCom Systems, Inc. (a)  8,400 $ 45,150
Datastream Systems, Inc. (a)  20,000  630,000
  675,150
ELECTRONIC INFORMATION RETRIEVAL - 0.0%
Data Broadcasting Corp. (a)   15,000  133,125
Quickresponse Services, Inc. (a)  1,500  34,500
  167,625
PREPACKAGED COMPUTER SOFTWARE - 5.5%
Acclaim Entertainment, Inc. (a)  20,000  505,000
Brock Control Systems, Inc. (a)  82,400  618,000
Broderbund Software, Inc. (a)  10,000  736,250
CBT Group PLC sponsored ADR (a)  19,000  750,500
Delrina Corp. (a)   10,000  167,417
EICON Technology Corp. (a)   21,000  187,507
Fourth Dimension Software (a)  38,000  247,000
Fourth Shift Corp. (a)   54,000  297,000
Geoworks (a)  101,800  1,297,950
Globalink, Inc. (a)  162,600  1,666,650
Inference Corp. Class A (a)  300  5,400
Learning Co.  (a)  7,500  438,750
MDL Information Systems, Inc. (a)  16,000  272,000
Media Logic, Inc. (a)  65,000  211,250
Microsoft Corp. (a)   32,100  2,969,250
National Instrument Corp. (a)   51,000  1,102,875
Novell, Inc. (a)  101,400  1,825,200
Oracle Systems Corp. (a)   165,700  6,648,713
Platinum Technology, Inc. (a)  4,000  94,500
Softkey International, Inc. (a)  95,200  3,796,100
Systems Software Associates, Inc.  52,900  1,669,656
Wonderware Corp. (a)   9,300  320,850
  25,827,818
TOTAL COMPUTER SERVICES & SOFTWARE   36,867,444
COMPUTERS & OFFICE EQUIPMENT - 24.5%
COMPUTER EQUIPMENT - 0.2%
GVC Corp. GDR (a)(b)  90,000  787,500
Stratus Computer, Inc. (a)  12,000  336,000
  1,123,500
COMPUTER EQUIPMENT - WHOLESALE - 0.8%
GBC Technologies, Inc. (a)  206,000  1,622,250
Merisel, Inc. (a)  308,300  1,965,413
Tech Data Corp. (a)   24,700  293,313
  3,880,976
COMPUTER PERIPHERALS - 1.5%
Fore Systems, Inc. (a)  20,000  675,000
In Focus Systems, Inc. (a)  100,000  3,112,500
Key Tronic Corp. (a)   104,000  1,586,000
Komag, Inc. (a)  23,800  1,481,550
Liuski International, Inc. (a)  2,500  10,938
Plannar Systems, Inc. (a)  5,000  100,000
Western Digital Corp. (a)   3,900  80,438
  7,046,426
COMPUTER RENTAL & LEASING - 0.2%
Comdisco, Inc.   23,300  710,650
COMPUTER STORAGE DEVICES - 1.9%
Ameriquest Technologies, Inc. (a)  19,142  28,713
Hutchinson Technology, Inc. (a)  80,000  6,260,000
Maxtor Corp. (a)   100,000  543,750
Pinnacle Micro, Inc. (a)  84,500  1,795,625
Seagate Technology (a)  3,400  150,450
  8,778,538
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
COMPUTERS - 0.8%
Gateway 2000, Inc. (a)  140,000 $ 3,727,500
COMPUTERS & OFFICE EQUIPMENT - 1.5%
Diebold, Inc.   25,000  1,165,625
Fujitsu Ltd.   50,000  543,869
OKI Electric Industry Co. Ltd. (a)   639,000  5,494,940
  7,204,434
ELECTRONIC COMPUTERS - 5.0%
Bay Networks, Inc. (a)  80,000  3,800,000
Hewlett-Packard Co.   75,000  6,000,000
International Business Machines Corp.  130,090  13,448,054
TSL Holding, Inc. (a)  10,864  326
Tricord Systems, Inc. (a)  40,500  156,938
  23,405,318
GRAPHICS WORKSTATIONS - 2.7%
Silicon Graphics, Inc. (a)  27,400  1,157,650
Sun Microsystems, Inc. (a)  201,500  11,661,813
  12,819,463
MAGNETIC & OPTICAL RECORDING MEDIA - 0.4%
Boca Research, Inc. (a)  70,000  1,662,500
MAINFRAME COMPUTERS - 0.7%
Amdahl Corp. (a)   348,000  3,175,500
Control Data Systems, Inc. (a)  5,000  50,313
  3,225,813
MINI & MICRO COMPUTERS - 8.0%
Apple Computer, Inc.  100,000  4,300,000
Compaq Computer Corp. (a)   418,600  19,988,150
Digital Equipment Corp. (a)   301,900  12,604,325
Tandem Computers, Inc. (a)  50,000  612,500
  37,504,975
OFFICE AUTOMATION - 0.3%
Filenet Corp. (a)   11,400  521,550
Xerox Corp.   5,000  603,750
  1,125,300
PENS, PENCILS, OFFICE SUPPLIES - 0.5%
International Imaging
 Materials, Inc. (a)  99,700  2,342,950
TOTAL COMPUTERS & OFFICE EQUIPMENT   114,558,343
CONSUMER ELECTRONICS - 1.1%
APPLIANCES - 1.0%
Sanyo Electric Co. Ltd.   868,000  4,809,848
RADIOS, TELEVISIONS, STEREOS - 0.1%
Foster Electric Co. Ltd.   40,000  221,652
Odetics, Inc. Class A (a)  57,000  285,000
  506,652
TOTAL CONSUMER ELECTRONICS   5,316,500
DEFENSE ELECTRONICS - 0.0%
Stanford Telecommunications, Inc. (a)  200  4,350
DRUGS & PHARMACEUTICALS - 2.3%
BIOTECHNOLOGY - 0.9%
Amgen, Inc. (a)  20,000  957,500
Applied Immune Sciences, Inc. (a)  1,100  8,525
COR Therapeutics, Inc. (a)  210,000  2,441,250
Genentech, Inc.  (redeemable) (a)  20,000  942,500
Molecular Biosystems, Inc. (a)  871  7,404
  4,357,179

 SHARES VALUE (NOTE 1)

DRUGS - 1.4%
A.L. Laboratories, Inc. Class A  5,000 $ 105,000
Pfizer, Inc.  40,000  1,975,000
Schering-Plough Corp.   60,000  2,797,500
Warner-Lambert Co.   20,000  1,807,500
Watson Pharmaceuticals, Inc. (a)  400  16,550
  6,701,550
TOTAL DRUGS & PHARMACEUTICALS   11,058,729
ELECTRICAL EQUIPMENT - 0.9%
ELECTRICAL EQUIPMENT - 0.7%
Fusion Systems Corp. (a)   7,500  213,750
IEC Electronics Corp. (a)   5,000  51,875
Shinko Electric Industries Co. Ltd.   84,000  2,844,536
  3,110,161
TV & RADIO COMMUNICATION EQUIPMENT - 0.2%
Allen Group, Inc. (The)  2,400  78,300
Avid Technology, Inc. (a)  12,000  477,000
Leitch Technology (a)  20,000  303,211
  858,511
TOTAL ELECTRICAL EQUIPMENT   3,968,672
ELECTRONIC INSTRUMENTS - 5.6%
ELECTRONIC EQUIPMENT - 3.2%
Advantest Corp.   48,000  2,768,189
ASECO Corp. (a)   15,000  277,500
Credence Systems Corp. (a)   163,350  5,758,088
Fluke (John) Manufacturing Co., Inc.  73,600  2,833,600
GenRad, Inc. (a)  41,500  342,375
Megatest Corp. (a)   43,000  1,037,375
Micrion Corp. (a)   30,700  383,750
Micro Component Technology, Inc. (a)  600  3,600
Teradyne, Inc. (a)  40,000  1,515,000
  14,919,477
SEMI-CONDUCTOR CAPITAL EQUIPMENT - 2.4%
Applied Materials, Inc. (a)  3,300  343,200
Electro Scientific Industries, Inc. (a)  32,300  1,090,125
KLA Instruments Corp. (a)   39,100  3,343,050
Kulicke & Soffa Industries, Inc. (a)  21,600  839,700
Lam Research Corp. (a)   18,400  1,108,600
Silicon Valley Group, Inc. (a)  104,100  4,476,300
  11,200,975
TOTAL ELECTRONIC INSTRUMENTS   26,120,452
ELECTRONICS - 23.6%
CONNECTORS - 0.0%
Thomas & Betts Corp.  2,000  135,000
ELECTRONIC CAPACITORS - 0.2%
AVX Corp. (a)  31,500  1,000,125
ELECTRONIC PARTS - WHOLESALE - 0.2%
Pioneer Standard Electronics, Inc.   5,100  131,325
Sterling Electronics Corp. (a)   40,000  785,000
  916,325
ELECTRONIC RESISTORS - 0.1%
Yageo Corp. GDR (a)(b)  21,322  255,864
ELECTRONICS & ELECTRONIC COMPONENTS - 2.3%
CTS Corp.   2,800  88,550
Cirrus Logic, Inc. (a)  50,000  2,725,000
GTI Corp. (a)   20,000  437,500
Hitachi Ltd. ADR  10,800  1,174,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ELECTRONICS - CONTINUED
ELECTRONICS & ELECTRONIC COMPONENTS - CONTINUED
Kyocera Corp. (warrants) (a)  3,000 $ 5,925,000
Photronics, Inc. (a)  2,550  89,210
Smartflex Systems, Inc. (a)  2,000  36,500
Toshiba Corp.   50,000  362,237
  10,838,497
SEMICONDUCTORS - 20.8%
Act Manufacturing, Inc. (a)  13,000  251,875
Altera Corp. (a)   12,800  801,600
Atmel Corp. (a)   3,000  94,875
Burr-Brown Corp. (a)   98,000  3,234,000
Catalyst Semiconductor, Inc. (a)  67,500  354,375
Electroglas, Inc. (a)  20,000  1,510,000
Geotek Industries, Inc. (a)  99,000  773,438
Information Storage Devices (a)  600  16,350
Integrated Device Technology, Inc. (a)  32,600  1,878,575
International Rectifier Corp. (a)   6,000  243,000
Interpoint Corp. (a)   10,000  110,000
LSI Logic Corp. (a)   203,000  9,997,750
Lattice Semiconductor Corp. (a)   30,000  986,250
Linear Technology Corp.  20,000  1,620,000
Micro Linear Corp. (a)   90,300  1,422,225
Micron Technology, Inc. (a)  530,000  40,743,876
National Semiconductor Corp. (a)   100,900  2,850,425
Nippon Steel Semiconductor Corp. (a)   400  10,959,467
Quality Semiconductor, Inc. (a)  2,000  34,500
SGS-Thomson Microelectronic NV  70,900  3,412,063
Samsung Electronics Co. Ltd.:
 GDR partial dividend (b)  1,614  161,400
 GDR representing shares (a)(b)  1,209  120,453
 GDR representing shares
  (non-vtg.) (a)(b)  20,339  1,274,238
 GDR (vtg.) (b)  6,113  611,300
 GDS (b)  102,775  6,474,825
 GDS (non-vtg.) (a)  2,335  146,288
 GDS (non-vtg.) (Reg.) (a)  11,800  743,400
 GDS (vtg.) (a)  174  17,400
Siliconix, Inc. (a)  600  18,300
Tencor Instruments (a)  9,400  407,725
Texas Instruments, Inc.  38,800  2,905,150
Tower Semiconductor Ltd. (a)  20,000  622,500
Tokyo Electron Ltd.   53,000  2,142,842
Uniphase Corp. (a)   17,000  537,625
  97,478,090
TOTAL ELECTRONICS   110,623,901
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
SPECIAL INDUSTRIAL MACHINERY - 1.5%
Fuji Machine Manufacturing Co.
 Ltd. Ord.   50,000  1,908,671
Gasonics International Corp. (a)   10,000  347,500
PRI Automation, Inc. (a)  20,000  755,000
Tylan General, Inc. (a)  57,000  954,750
Veeco Instruments, Inc. (a)  140,400  3,159,000
  7,124,921

 SHARES VALUE (NOTE 1)
MEDICAL EQUIPMENT & SUPPLIES - 0.9%
MEDICAL SUPPLIES & APPLIANCES - 0.3%
Healthdyne, Inc. (a)  25,000 $ 242,188
Johnson & Johnson  17,300  1,193,700
Medical Technology Systems, Inc. (a)  9,800  49,613
  1,485,501
MEDICAL TECHNOLOGY - 0.5%
Mallinckrodt Group, Inc.   11,900  447,738
Medtronic, Inc.   20,000  1,887,500
  2,335,238
X-RAY ELECTRO-MEDICAL APPARATUS - 0.1%
Healthdyne Technologies, Inc. (a)  16,267  217,571
TOTAL MEDICAL EQUIPMENT & SUPPLIES   4,038,310
MEDICAL FACILITIES MANAGEMENT - 0.3%
HOME HEALTH CARE AGENCIES - 0.1%
Apria Healthcare Group, Inc. (a)  12,325  345,100
HOSPITALS - 0.2%
Columbia/HCA Healthcare Corp.   5,404  253,988
Health Management Associates,
 Inc. Class A (a)  19,575  655,763
  909,751
HOSPITALS, GENERAL MEDICAL - 0.0%
Charter Medical Corp. (a)   5,000  100,625
TOTAL MEDICAL FACILITIES MANAGEMENT   1,355,476
METALS & MINING - 0.5%
METAL ORES - 0.5%
Sumitomo Sitix Corp.  150,000  2,278,092
PHOTOGRAPHIC EQUIPMENT - 0.6%
Nikon Corp.   184,000  2,530,118
PRINTING - 1.1%
COMMERCIAL PRINTING, LITHOGRAPHIC - 1.1%
ASM Lithography Holding NV (a)  109,400  5,155,475
RETAIL & WHOLESALE, MISCELLANEOUS - 0.9%
MAIL ORDER - 0.9%
Micro Warehouse, Inc. (a)  87,400  4,173,350
STATIONARY & OFFICE SUPPLIES - WHOLESALE - 0.0%
Daisytek International Corp. (a)   1,000  23,500
TOTAL RETAIL & WHOLESALE, MISCELLEANOUS   4,196,850
SERVICES - 0.0%
ELECTRICAL REPAIR SHOPS - 0.0%
Cerplex Group, Inc. (a)  10,000  60,000
JEWELRY, SILVERWARE, & PLATED - 0.0%
Aurora Electronics (a)  7,000  24,500
TOTAL SERVICES   84,500
TELEPHONE SERVICES - 0.7%
Japan Telecom Co. Ltd. (b)  6  126,834
MFS Communications, Inc. (a)  3,300  146,025
SBC Communications, Inc.   10,000  506,250
Telebras PN (Pfd. Reg.)  48,000,000  2,083,200
U.S. Long Distance Corp. (a)  12,500  184,375
  3,046,684
TOTAL COMMON STOCKS
 (Cost $277,715,774)   385,943,119
NONCONVERTIBLE PREFERRED STOCKS - 0.3%
 SHARES VALUE (NOTE 1)
TELEPHONE SERVICES - 0.3%
Stet (Societa Finanziaria
 Telefonica) Spa (Cost $970,657)  635,100 $ 1,554,547
CONVERTIBLE BONDS - 2.3%
 PRINCIPAL
 AMOUNT
COMPUTER SERVICES & SOFTWARE - 0.0%
PREPACKAGED COMPUTER SOFTWARE - 0.0%
Sterling Software, Inc. 5 3/4%,
 2/01/03  $ 62,000  98,270
COMPUTERS & OFFICE EQUIPMENT - 1.3%
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Data General Corp. 7 3/4%,
 6/1/01   770,000  693,000
ELECTRONIC COMPUTERS - 0.9%
Acer, Inc. euro 4%, 6/10/01   1,410,000  4,300,500
OFFICE EQUIPMENT - WHOLESALE - 0.2%
Kinpo Electronics, Inc. euro
 3%, 7/21/01   860,000  649,300
TOTAL COMPUTERS & OFFICE EQUIPMENT   5,642,800
ELECTRONICS - 1.0%
SEMICONDUCTORS - 1.0%
United Microelectronics Corp.:
 1 1/4%, 6/8/04 (b)   870,000  1,455,075
 euro 1 1/4%, 6/8/04   1,995,000  3,336,638
  4,791,713
TOTAL CONVERTIBLE BONDS
 (Cost $9,369,359)   10,532,783
REPURCHASE AGREEMENTS - 14.9%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 69,975,311  69,964,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $358,019,790)  $ 467,994,449
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,267,489 or 2.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $173,079,782 and $119,674,503, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $29,058 for the period (see
Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $3,890,375 and $3,977,300, respectively (see Note 7 of Notes to Financial Statements).
The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $6,151,000 and $4,944,625, respectively. The weighted average interest rate paid was 6.4% (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   82.0%
Japan   7.7
Taiwan (Free China)   2.3
Finland   2.2
Korea   2.0
Netherlands   1.8
Others (individually less than 1%)   2.0
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $358,752,932. Net unrealized appreciation aggregated $109,241,517, of which $119,875,778 related to appreciated investment securities and $10,634,261 related to depreciated investment securities. TECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $69,964,000) (cost $358,019,790) -           $ 467,994,449
See accompanying schedule

Receivable for investments sold                                                                                      16,574,962

Receivable for fund shares sold                                                                                      3,100,017

Dividends receivable                                                                                                 105,482

Interest receivable                                                                                                  23,331

Redemption fees receivable                                                                                           1,327

Other receivables                                                                                                    168,633

Prepaid expenses                                                                                                     36,278

 TOTAL ASSETS                                                                                                       488,004,479

LIABILITIES

Payable to custodian bank                                                                              $ 5,096

Payable for investments purchased                                                                       5,819,841

Payable for fund shares redeemed                                                                        8,658,299

Accrued management fee                                                                                  234,245

Other payables and                                                                                      731,297
accrued expenses

Collateral on securities loaned,                                                                        3,977,300
at value

 TOTAL LIABILITIES                                                                                                   19,426,078

NET ASSETS                                                                                                          $ 468,578,401

Net Assets consist of:

Paid in capital                                                                                                     $ 319,630,719

Accumulated net investment (loss)                                                                                    (955,452
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  39,928,475

Net unrealized appreciation (depreciation) on investments                                                            109,974,659

NET ASSETS, for 7,814,829                                                                                           $ 468,578,401
shares outstanding

NET ASSET VALUE and redemption price per share ($468,578,401 (divided by) 7,814,829 shares)                          $59.96

Maximum offering price per share (100/97.00 of $59.96)                                                               $61.81


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                              $ 474,587
Dividends

Interest (including income on securities loaned of $46,851)                                     868,971

 TOTAL INCOME                                                                                   1,343,558

EXPENSES

Management fee                                                                   $ 1,004,429

Transfer agent                                                                    1,144,545
Fees

 Redemption fees                                                                  (86,767
                                                                                 )

Accounting and security lending fees                                              166,276

Non-interested trustees' compensation                                             1,154

Custodian fees and expenses                                                       17,718

Registration fees                                                                 36,278

Audit                                                                             15,078

Legal                                                                             922

Interest                                                                          7,071

Miscellaneous                                                                     2,042

 Total expenses before reductions                                                 2,308,746

 Expense reductions                                                               (9,736        2,299,010
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                    (955,452
                                                                                               )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            40,916,082

 Foreign currency transactions                                                    (381          40,915,701
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                   79,623,815

NET GAIN (LOSS)                                                                                 120,539,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 119,584,064

OTHER INFORMATION                                                                               $1,841,280
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                                $21,418
 by FDC

 Exchange fees withheld by FSC                                                                  $59,558


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                         $ (955,452      $ (2,016,455
Net investment income (loss)                                                       )               )

 Net realized gain (loss)                                                           40,915,701      11,157,808

 Change in net unrealized appreciation (depreciation)                               79,623,815      (4,708,436
                                                                                                   )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    119,584,064     4,432,917

Distributions to shareholders from net realized gains                               (7,650,644      (7,172,823
                                                                                   )               )

Share transactions                                                                  273,551,161     291,385,384
Net proceeds from sales of shares

 Reinvestment of distributions                                                      7,471,243       6,939,366

 Cost of shares redeemed                                                            (154,411,973    (269,114,732
                                                                                   )               )

 Paid in capital portion of redemption fees                                         273,879         815,900

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS            126,884,310     30,025,918

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                           238,817,730     27,286,012

NET ASSETS

 Beginning of period                                                                229,760,671     202,474,659

 End of period (including net investment loss of $955,452 and $0, respectively)    $ 468,578,401   $ 229,760,671

OTHER INFORMATION
Shares

 Sold                                                                               5,164,094       7,232,669

 Issued in reinvestment of distributions                                            167,818         187,906

 Redeemed                                                                           (2,981,126      (6,796,592
                                                                                   )               )

 Net increase (decrease)                                                            2,350,786       623,983



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                      $ 42.05     $ 41.83     $ 34.62     $ 32.44     $ 27.06     $ 20.08

Income from Investment Operations

 Net investment income (loss)                             (.15)       (.39)       (.24) E     .13 F       (.26)       .14 G

 Net realized and unrealized gain (loss)                  19.40       1.95        11.04       4.68        5.56        6.46

 Total from investment operations                         19.25       1.56        10.80       4.81        5.30        6.60

Less Distributions                                        -           -           (.13)       -           -           -
From net investment income

 In excess of net investment income                       -           -           -           -           (.16)       -

 From net realized gain                                   (1.38)      (1.50)      (3.70)      (2.75)      -           -

 Total distributions                                      (1.38)      (1.50)      (3.83)      (2.75)      (.16)       -

Redemption fees added to paid in capital                  .04         .16         .24         .12         .24         .38

Net asset value, end of period                            $ 59.96     $ 42.05     $ 41.83     $ 34.62     $ 32.44     $ 27.06

TOTAL RETURN B, C                                         47.01%      4.61%       35.62%      16.48%      20.57%      34.76%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $ 468,578   $ 229,761   $ 202,475   $ 132,689   $ 105,954   $ 117,055

Ratio of expenses to average net assets                  1.38% A     1.56%       1.54%       1.64% A     1.72%       1.83%

Ratio of expenses to average net assets before           1.39% A     1.57%       1.55%       1.64% A     1.72%       1.83%
expense reductions

Ratio of net investment income (loss) to average net     (.57)%      (.98)%      (.65)%      .52% A      (.84)%      .61%
assets                                                   A

Portfolio turnover rate                                  78% A       102%        213%        259% A      353%        442%

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET
INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E INVESTMENT INCOME PER SHARE REFLECTS DIVIDENDS
RECEIVED IN
ARREARS WHICH AMOUNTED TO $.03 PER SHARE. F INVESTMENT INCOME PER SHARE
REFLECTS DIVIDENDS RECEIVED IN ARREARS WHICH AMOUNTED TO $.10 PER
SHARE. G INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS WHICH
AMOUNTED TO $.06 PER SHARE AND $.20 PER SHARE RELATING TO A NONRECURRING
INITIATIVE TO
INVEST IN DIVIDEND INCOME PRODUCING SECURITIES WHICH WAS IN EFFECT FOR
A PORTION OF 1991.


TELECOMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If Fidelity had not reimbursed certain expenses, the past 10 years total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5    PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS     YEARS
                          S

TELECOMMUNICATIONS        23.09%   24.95%   175.14%   533.03%

TELECOMMUNICATIONS
(INCL. 3% SALES CHARGE)   19.40%   21.20%   166.89%   514.04%

S&P 500                   16.81%   21.45%   102.17%   311.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. You can compare these figures to the performance of the S&P 500 - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

TELECOMMUNICATIONS        24.95%   22.44%   20.27%

TELECOMMUNICATIONS
(INCL. 3% SALES CHARGE)   21.20%   21.69%   19.90%

S&P 500                   21.45%   15.12%   15.20%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
              Select TelecommStandard & Poor's
     08/31/85        9700.00          10000.00
     09/30/85        9319.42           9687.00
     10/31/85        9670.72          10134.54
     11/30/85       10080.58          10829.77
     12/31/85       10734.41          11353.93
     01/31/86       10958.85          11417.51
     02/28/86       11720.02          12271.54
     03/31/86       11963.98          12956.29
     04/30/86       12422.64          12809.89
     05/31/86       12734.91          13491.37
     06/30/86       12793.46          13719.38
     07/31/86       12168.91          12952.46
     08/31/86       12998.39          13913.54
     09/30/86       12198.19          12762.89
     10/31/86       12822.74          13499.31
     11/30/86       13047.18          13827.34
     12/31/86       12861.77          13474.74
     01/31/87       14481.69          15289.79
     02/28/87       15701.51          15893.74
     03/31/87       15506.34          16353.07
     04/30/87       15272.13          16207.52
     05/31/87       15857.65          16348.53
     06/30/87       16462.68          17174.13
     07/31/87       16979.88          18044.86
     08/31/87       17780.08          18717.93
     09/30/87       18141.15          18308.01
     10/31/87       14950.10          14364.46
     11/30/87       13925.45          13180.83
     12/31/87       14818.58          14183.89
     01/31/88       15510.38          14781.03
     02/29/88       15971.58          15469.83
     03/31/88       16041.76          14991.81
     04/30/88       16563.12          15158.22
     05/31/88       16773.67          15290.10
     06/30/88       17645.94          15991.91
     07/31/88       17395.29          15931.15
     08/31/88       16753.62          15389.49
     09/30/88       17786.30          16045.08
     10/31/88       18147.24          16491.13
     11/30/88       18307.66          16255.31
     12/31/88       18932.56          16539.78
     01/31/89       20469.00          17750.49
     02/28/89       20549.87          17308.50
     03/31/89       21388.84          17711.79
     04/30/89       23006.15          18631.03
     05/31/89       24704.31          19385.59
     06/30/89       24100.79          19275.09
     07/31/89       25930.46          21015.63
     08/31/89       26550.52          21427.54
     09/30/89       27526.34          21339.68
     10/31/89       26550.52          20844.60
     11/30/89       27221.39          21269.83
     12/31/89       28565.78          21780.31
     01/31/90       25467.90          20318.85
     02/28/90       25373.07          20580.96
     03/31/90       25963.14          21126.36
     04/30/90       24435.28          20598.20
     05/31/90       27006.30          22606.52
     06/30/90       26468.92          22452.80
     07/31/90       25257.16          22380.95
     08/31/90       22317.34          20357.71
     09/30/90       20873.78          19366.29
     10/31/90       21600.83          19283.02
     11/30/90       22833.66          20528.70
     12/31/90       23881.97          21101.45
     01/31/91       24730.68          22021.47
     02/28/91       25557.90          23596.01
     03/31/91       26277.69          24167.03
     04/30/91       26836.33          24225.03
     05/31/91       27115.65          25271.56
     06/30/91       25987.62          24114.12
     07/31/91       27459.43          25237.84
     08/31/91       28275.91          25835.97
     09/30/91       28641.18          25404.51
     10/31/91       29769.21          25744.93
     11/30/91       28630.43          24707.41
     12/31/91       31249.98          27533.94
     01/31/92       31293.39          27021.81
     02/29/92       31684.15          27373.09
     03/31/92       30566.14          26839.32
     04/30/92       31716.72          27628.39
     05/31/92       31347.67          27763.77
     06/30/92       30619.64          27350.09
     07/31/92       32262.70          28468.71
     08/31/92       31881.86          27885.10
     09/30/92       32502.09          28214.15
     10/31/92       32828.52          28312.90
     11/30/92       34536.87          29278.37
     12/31/92       36036.87          29638.49
     01/31/93       35926.02          29887.45
     02/28/93       37899.13          30293.92
     03/31/93       39451.01          30933.12
     04/30/93       39534.24          30184.54
     05/31/93       41125.62          30993.49
     06/30/93       42898.86          31083.37
     07/31/93       44149.22          30959.04
     08/31/93       47479.74          32132.38
     09/30/93       48161.76          31884.96
     10/31/93       49548.52          32544.98
     11/30/93       45490.52          32235.80
     12/31/93       46745.45          32625.86
     01/31/94       47691.82          33735.14
     02/28/94       46197.56          32820.92
     03/31/94       44753.11          31389.92
     04/30/94       45551.89          31791.71
     05/31/94       45284.39          32313.10
     06/30/94       45246.18          31521.43
     07/31/94       47755.61          32555.33
     08/31/94       49144.07          33890.10
     09/30/94       48570.85          33059.79
     10/31/94       50889.21          33803.64
     11/30/94       48188.71          32572.51
     12/31/94       48764.45          33055.56
     01/31/95       49441.01          33912.69
     02/28/95       49883.38          35234.27
     03/31/95       50507.90          36274.03
     04/30/95       52077.70          37342.30
     05/31/95       53499.21          38834.87
     06/30/95       56076.52          39737.01
     07/31/95       59636.94          41054.68
     08/31/95       61403.86          41157.73

Let's say you invested $10,000 in Fidelity Select Telecommunications Portfolio on August 31, 1985, and paid a 3% sales charge. By August 31, 1995, your investment would have grown to $61,404 - a 514.04% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $41,158 over the same period - a 311.58% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF AUGUST 31, 1995
                                            % OF FUND'S
                                            INVESTMENTS

Ericsson (L.M.) Telephone Co. Class B ADR   7.7

Frontier Corp.                              7.3

Ameritech Corp.                             5.5

NYNEX Corp.                                 5.0

SBC Communications, Inc.                    4.2

BellSouth Corp.                             4.0

WorldCom, Inc.                              3.9

Bell Atlantic Corp.                         3.6

Phillips Electronics NV                     2.8

MFS Communications, Inc.                    2.8

TOP INDUSTRIES AS OF AUGUST 31, 1995
Telephone Services 53.9%
Telephone Equipment 16.9%
Cellular & Communication
Services 5.3%
Cable TV Operators 3.1%
Electrical Machinery 2.8%
All Others 18%*
Row: 1, Col: 1, Value: 18.0
Row: 1, Col: 2, Value: 2.8
Row: 1, Col: 3, Value: 3.1
Row: 1, Col: 4, Value: 5.3
Row: 1, Col: 5, Value: 16.9
Row: 1, Col: 6, Value: 53.9
* INCLUDES SHORT-TERM INVESTMENTS
TELECOMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




David Felman,
Portfolio Manager of
Fidelity Select Telecommunications Portfolio
Q. DAVID, HOW DID THE FUND PERFORM?
A. For the six months ended August 31, 1995, the fund had a total return of 23.09%. That beat the S&P 500's return of 16.81% for the same period. For the year ended August 31, the fund was up 24.95%, compared to 21.45% for the S&P.
Q. WHAT BOOSTED THE FUND'S RECENT RESULTS?
A. First, strong worldwide cellular growth continued to help the stocks of wireless equipment providers. As long as people continue to buy cellular phones - and cellular penetration globally is under 1% - these companies benefit. The fund had large stakes in Ericsson and Nokia, for example, both of which returned over 50% during the past six months. Second, many of the regional Bell operating companies, or Baby Bells, did quite well.
Q. WHAT HELPED THE BABY BELLS?
A. Last year there was concern that the Baby Bells - which are basically monopolies - might suffer if legislation opened up their markets. But investors' fears started to ease as people began believing that entering new markets such as long distance and cable could help offset the increase in competition. As a result, the stocks of companies like Ameritech with its midwest franchise and Bell South posted solid returns of about 20% for the six months ended August 31.
Q. WHAT WAS THE STORY WITH LONG DISTANCE?
A. The winners were long-distance resellers - small companies that buy excess capacity in bulk from carriers like AT&T and then resell it at a 10% or 20% discount; they posted strong returns as they grew revenues at rates usually better than 30% per year. The big carriers had plenty of excess to sell, plus there was no problem reselling it at discount prices to small and mid-size businesses. The resellers also did well on the prospect that they might be bought out. In August, for example, Frontier, which used to be Rochester Telephone, bought out Michigan-based ALC Communications. Clearly, Frontier - and other regional carriers - want to become long-distance powers. And the quickest way to do that is through the acquisition of these smaller long-distance resellers. Fortunately, the fund benefited from this particular merger since it had a sizable stake in ALC. As a result of the merger, Frontier became the fund's second largest investment. I also built a sizable stake in WorldCom, another long-distance reseller.
Q. HAVE YOU CHANGED YOUR THINKING ON THE BIG LONG-DISTANCE CARRIERS?
A. No, I still think their prospects aren't as attractive as other areas of the telecommunications sector. My concern is that at some point the Baby Bells are going to be allowed to sell long distance services. Once that happens, they'll be able to take business away from companies like AT&T, MCI, and Sprint. With this in mind, I've steered clear of the large, long-distance carriers and focused on the Baby Bells instead. If you look at the fund's top 10 names, at the end of August half of them are Baby Bells. They include NYNEX, which is attractive because of its cost-cutting strategy, and SBC Communications (formerly Southwestern Bell), which has in place a diversification strategy that has produced superior earnings growth.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Several of the fund's smaller investments had flat or slightly negative returns for the period, but nothing that had a major impact on the fund's results. I was, however, disappointed that I didn't have bigger stakes in the top performers. I also missed some companies that did quite well. For example, last spring I sold the fund's stake in QualComm. The company had developed a proprietary technology for boosting the number of phone calls that wireless phone companies could carry over their networks. But acceptance was slow, and the stock suffered. Once its prospects brightened, the stock rebounded nicely.
Q. THE FUND HAS DONE WELL OVER THE PAST SIX MONTHS. CAN THE GOOD TIMES
CONTINUE?
A. It's hard to say, although I'm cautiously optimistic about the sector's prospects. On the one hand, I think the telecommunications industry has great potential over time, because a lot more data will be going over phone lines whether they're wireless or not. On the other hand, it's always complicated when you have new markets opening up. Federal legislation may pass soon to open up markets. But if not, competition probably will increase anyway as markets open on a state-by-state basis. Regardless, my strategy will be the same: to invest in those companies with solid revenue and earnings growth wherever I can find them.

FUND FACTS
START DATE: July 29, 1985
TRADING SYMBOL: FSTCX
SIZE: As of August 31, 1995, more than
$448 million
MANAGER: David Felman, since April 1994;
manager, Fidelity Select Chemicals Portfolio,
January 1995-July 1995; analyst, specialty chemicals, construction and engineering industries; joined Fidelity in 1992
(checkmark)
TELECOMMUNICATIONS PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.6%
 SHARES VALUE (NOTE 1)
ADVERTISING - 0.3%
ADVERTISING AGENCIES - 0.3%
ADVO-Systems, Inc.   79,500 $ 1,480,715
APPLIANCE STORES - 0.1%
ELECTRIC APPLIANCES - WHOLESALE - 0.1%
Cellstar Corp. (a)  10,000  318,750
BROADCASTING - 3.7%
CABLE TV OPERATORS - 3.1%
Gaylord Entertainment Co. Class A (a)  60,270  1,672,493
Viacom, Inc. (a):
 Class A  88,628  4,309,537
 Class B (non-vtg.)  172,285  8,377,358
  14,359,388
TELEVISION BROADCASTING - 0.6%
Heritage Media Corp. Class A (a)  19,700  556,525
Multimedia, Inc. (a)  50,000  2,125,000
  2,681,525
TOTAL BROADCASTING   17,040,913
CELLULAR - 5.3%
CELLULAR & COMMUNICATION SERVICES - 5.3%
AirTouch Communications, Inc. (a)  60,200  1,956,500
BCE Mobile Communications, Inc. (a)  30,000  934,745
Cellular Communications, Inc. (a):
 Class P  51,100  2,873,864
 Series A (redeemable)  13,000  708,500
Century Telephone Enterprises, Inc.   180,887  5,042,225
Nextel Communications, Inc. Class A (a)  116,155  2,076,271
Rogers Cantel Mobile Communications,
 Inc. Class B (non-vtg.) (a)  120,600  2,893,969
Rogers Communications, Inc. Class B (a)  420,000  4,297,037
Vanguard Cellular Systems, Inc.
 Class A (a)  9,300  252,263
Vodafone Group PLC sponsored ADR  74,000  3,098,750
  24,134,124
COMMUNICATIONS EQUIPMENT - 16.7%
TELEPHONE EQUIPMENT - 16.7%
ADC Telecommunications, Inc. (a)  6,600  255,750
DSC Communications Corp. (a)  121,200  6,363,000
Ericsson (L.M.) Telephone Co.:
 Class B (a)  80,000  1,708,057
 Class B ADR  1,656,000  35,397,000
InterVoice, Inc. (a)  10,000  221,250
Newbridge Networks Corp. (a)  18,400  531,300
Nokia Corp. AB:
 Series A  154,800  10,579,673
 sponsored ADR  166,800  11,571,750
Northern Telecom Ltd.   259,600  9,513,226
  76,141,006
COMPUTER SERVICES & SOFTWARE - 3.1%
CAD/CAM/CAE - 0.7%
ECI Telecom Ltd.   110,000  2,268,750
EIS International, Inc. (a)  55,500  1,047,563
  3,316,313
DATA PROCESSING - 0.8%
Automatic Data Processing, Inc.   10,000  650,000
Ceridian Corp. (a)  70,000  3,062,500
  3,712,500

 SHARES VALUE (NOTE 1)

PREPACKAGED COMPUTER SOFTWARE - 1.6%
Microsoft Corp. (a)  65,000 $ 6,012,500
Sybase, Inc. (a)  30,000  963,750
  6,976,250
TOTAL COMPUTER SERVICES & SOFTWARE   14,005,063
COMPUTERS & OFFICE EQUIPMENT - 0.5%
COMPUTER PERIPHERALS - 0.5%
Norand Corp. (a)  65,000  2,502,500
ELECTRICAL EQUIPMENT - 5.4%
ELECTRICAL MACHINERY - 2.8%
Philips Electronics NV  285,800  12,861,000
TV & RADIO COMMUNICATION EQUIPMENT - 2.6%
Glenayre Technologies, Inc.   155,925  10,174,106
Ortel Corp. (a)  115,000  1,868,750
  12,042,856
TOTAL ELECTRICAL EQUIPMENT   24,903,856
ELECTRONIC INSTRUMENTS - 0.1%
ELECTRONIC EQUIPMENT - 0.1%
Teradyne, Inc. (a)  15,400  583,275
ELECTRONICS - 2.1%
ELECTRONIC PARTS - WHOLESALE - 0.0%
Marshall Industries (a)  4,800  152,400
SEMICONDUCTORS - 2.1%
Intel Corp.   70,400  4,320,800
Motorola, Inc.   68,000  5,083,000
  9,403,800
TOTAL ELECTRONICS   9,556,200
PRINTING - 0.7%
MANIFOLD BUSINESS FORMS - 0.7%
Reynolds & Reynolds Co. Class A  102,800  3,302,450
SERVICES - 0.1%
PUBLIC RELATIONS SERVICES - 0.1%
True North Communications  14,700  316,050
TELEPHONE SERVICES - 51.5%
Ameritech Corp.   493,500  25,291,875
Bell Atlantic Corp.   273,700  16,353,575
BellSouth Corp.   266,800  18,342,500
British Telecommunications PLC ADR  5,000  313,750
Cincinnati Bell, Inc.   54,100  1,474,225
Comsat Corp., Series 1  41,750  970,688
DDI Corp. Ord.   797  6,755,485
Frontier Corp.   1,196,800  33,360,800
GTE Corp.   187,773  6,877,186
Incomnet, Inc. (a)  119,000  1,829,625
Koninklijke PPT Nederland  236,000  8,144,865
Koninklijke PPT Nederland (a)(b)  44,200  1,525,437
Koninklijke PTT Nederland
 sponsored ADR (b)  20,000  665,000
LCI International, Inc. (a)  143,900  5,738,013
MFS Communications, Inc. (a)  285,962  12,653,819
Nippon Telegraph & Telephone
 Corp. Ord.   142  1,288,127
NYNEX Corp.   503,700  22,666,500
Pacific Telesis Group  193,400  5,487,725
SBC Communications, Inc.   380,600  19,267,875
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TELEPHONE SERVICES - CONTINUED
Southern New England
 Telecommunications Corp.   58,800 $ 1,977,150
Sprint Corp.   25,600  908,800
Tele Danmark AS Class B  30,000  1,573,960
Tele Danmark AS Class B ADR  217,700  5,796,263
Telecom Argentina Stet France
 Telecom SA  53,500  236,576
Telecom Italia Ord.   350,000  561,162
Telecom Italia Mobile Spa (a)  350,000  514,021
Telebras PN (Pfd. Reg.)  9,921,131  430,577
Telefonica de Argentina SA Class B  191,000  483,448
Telefonica de Espana SA sponsored ADR  20,000  812,500
Telephone & Data Systems, Inc.   180,805  7,413,005
U.S. West, Inc.   176,700  7,686,450
WorldCom, Inc. (a)  524,212  17,659,392
  235,060,374
TOTAL COMMON STOCKS
 (Cost $329,112,335)   409,345,276
PREFERRED STOCKS - 2.4%
CONVERTIBLE PREFERRED STOCKS - 1.4%
TELEPHONE SERVICES - 1.4%
LCI International, Inc. $1.25   10,000  526,250
MFS Communications, Inc. $2.68  90,000  3,735,000
Philippine Long Distance Telephone GDR  34,000  1,972,000
  6,233,250
NONCONVERTIBLE PREFERRED STOCKS - 1.0%
TELEPHONE SERVICES - 1.0%
Stet (Societa Finanziaria
 Telefonica) Spa (a)  945,200  2,313,585
Telecom Italia Mobile SA De Risp (a)  1,000,000  1,003,070
Telecom Italia Ord.   1,000,000  1,282,290
  4,598,945
TOTAL PREFERRED STOCKS
 (Cost $9,540,921)   10,832,195
CONVERTIBLE BONDS - 0.2%
 PRINCIPAL
 AMOUNT
COMMUNICATIONS EQUIPMENT - 0.2%
TELEPHONE EQUIPMENT - 0.2%
Ericsson (L.M.) Telephone Co.
 4 1/4%, 6/30/00
 (Cost $480,442)  $ 345,700  971,417
REPURCHASE AGREEMENTS - 7.8%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.82% dated
 8/31/95 due 9/1/95  $ 35,665,765  35,660,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $374,793,698)  $ 456,808,888
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,190,437 or 0.5% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $122,353,660 and $81,419,118, respectively (see Note 4 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45,200 for the period (see
Note 5 of Notes to Financial Statements).
The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $4,178,000. The weighted aver-age interest rate paid was 6.4% (see Note 6 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $7,292,500 and $7,402,000, respectively (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   71.0%
Sweden   8.3
Netherlands    5.1
Finland   4.9
Canada   4.0
Japan   1.8
Denmark   1.6
Italy   1.2
Others (individually less than 1%)   2.1
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1995, the aggregate cost of investment securities for income tax purposes was $375,734,047. Net unrealized appreciation aggregated $81,074,841, of which $88,974,598 related to appreciated investment securities and $7,899,757 related to depreciated investment securities. TELECOMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $35,660,000) (cost $374,793,698) -           $ 456,808,888
See accompanying schedule

Cash                                                                                                                844

Receivable for fund shares sold                                                                                      1,330,835

Dividends receivable                                                                                                141,533

Interest receivable                                                                                                 7,958

Other receivables                                                                                                   70,538

Prepaid expenses                                                                                                    13,885

 TOTAL ASSETS                                                                                                       458,374,481

LIABILITIES

Payable for fund shares redeemed                                                                     $ 1,733,479

Accrued management fee                                                                                221,946

Other payables and                                                                                     406,482
accrued expenses

Collateral on securities loaned,                                                                      7,402,000
at value

 TOTAL LIABILITIES                                                                                                   9,763,907

NET ASSETS                                                                                                          $ 448,610,574

Net Assets consist of:

Paid in capital                                                                                                    $ 358,407,236

Undistributed net investment income                                                                                 2,674,059

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 5,514,089

Net unrealized appreciation (depreciation) on investments                                                          82,015,190

NET ASSETS, for 9,705,069 shares outstanding                                                                       $ 448,610,574

NET ASSET VALUE and redemption price per share ($448,610,574 (divided by) 9,705,069 shares)                         $46.22

Maximum offering price per share (100/97.00 of $46.22)                                                              $47.65


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                              $ 4,290,750
Dividends

Interest (including income on securities loaned of $57,164)                                     1,343,052

 TOTAL INCOME                                                                                   5,633,802

EXPENSES

Management fee                                                                   $ 1,207,405

Transfer agent                                                                    1,556,698
Fees

 Redemption fees                                                                  (65,722
                                                                                 )

Accounting and security lending fees                                              199,970

Non-interested trustees' compensation                                             1,880

Custodian fees and expenses                                                       20,312

Registration fees                                                                 13,885

Audit                                                                             19,374

Legal                                                                             1,477

Interest                                                                          2,241

Miscellaneous                                                                     6,034

 Total expenses before reductions                                                 2,963,554

 Expense reductions                                                               (3,811        2,959,743
                                                                                 )

NET INVESTMENT INCOME                                                                           2,674,059

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            6,500,298

 Foreign currency transactions                                                    552           6,500,850

Change in net unrealized appreciation (depreciation) on investment securities                   73,072,571

NET GAIN (LOSS)                                                                                 79,573,421

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 82,247,480

OTHER INFORMATION                                                                               $710,028
Sales Charges Paid to FDC

 Deferred sales charges withheld                                                                $19,307
 by FDC

 Exchange fees withheld by FSC                                                                  $42,863


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)



Operations                                                                                           $ 2,674,059     $ 2,874,925

Net investment income


 Net realized gain (loss)                                                                             6,500,850       13,108,456


 Change in net unrealized appreciation (depreciation)                                                 73,072,571      10,501,018


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      82,247,480      26,484,399


Distributions to shareholders                                                                         -               (3,125,414

From net investment income                                                                                           )


 From net realized gain                                                                               (7,713,250      (12,275,476

                                                                                                     )               )


 TOTAL DISTRIBUTIONS                                                                                  (7,713,250      (15,400,890

                                                                                                     )               )


Share transactions                                                                                    71,749,768      199,692,240

Net proceeds from sales of shares


 Reinvestment of distributions                                                                        7,533,453       15,044,524


 Cost of shares redeemed                                                                              (74,721,229     (227,502,551

                                                                                                     )               )


 Paid in capital portion of redemption fees                                                           37,950          133,502


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                              4,599,942       (12,632,285

                                                                                                                     )


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                             79,134,172      (1,548,776

                                                                                                                     )


NET ASSETS


 Beginning of period                                                                                  369,476,402     371,025,178


 End of period (including undistributed net investment income of $2,674,059 and $0, respectively)    $ 448,610,574   $ 369,476,402


OTHER INFORMATION

Shares


 Sold                                                                                                 1,689,230       5,395,122


 Issued in reinvestment of distributions                                                              193,712         417,307


 Redeemed                                                                                             (1,814,176      (6,175,717

                                                                                                     )               )


 Net increase (decrease)                                                                              68,766          (363,288)




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                            SIX MONTHS        YEARS ENDED           TEN MONTHS     YEARS ENDED
                            ENDED             FEBRUARY 28,          ENDED          APRIL 30,
                            AUGUST 31, 1995                         FEBRUARY 28,

SELECTED PER-SHARE DATA D   (UNAUDITED)       1995           1994   1993           1992          1991





Net asset value, beginning of period                         $ 38.34     $ 37.10     $ 34.19     $ 29.22     $ 24.98    $ 23.19

Income from Investment Operations

 Net investment income                                       .28         .29         .25         .29         .36        .31

 Net realized and unrealized gain (loss)                     8.42        2.54        7.00        5.29        4.13       1.86

 Total from investment operations                            8.70        2.83        7.25        5.58        4.49       2.17

Less Distributions                                           -           (.33) E     (.20)       (.18)       (.28)      (.43)
From net investment income

 From net realized gain                                      (.82)       (1.27) E    (4.18)      (.48)       -          -

 Total distributions                                          (.82)       (1.60)      (4.38)      (.66)       (.28)      (.43)

Redemption fees added to paid in capital                      -           .01         .04         .05         .03        .05

Net asset value, end of period                                $ 46.22     $ 38.34     $ 37.10     $ 34.19     $ 29.22    $ 24.98

TOTAL RETURN B, C                                             23.09%      7.98%       21.90%      19.49%      18.19%     9.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 448,611   $ 369,476   $ 371,025   $ 134,338   $ 78,533   $ 55,162

Ratio of expenses to average net assets                       1.48% A     1.55%       1.53%       1.74% A     1.90%      1.97%

Ratio of expenses to average net assets before expense        1.48% A     1.56%       1.54%       1.74% A     1.90%      1.97%
reductions

Ratio of net investment income to average net assets          1.34% A     .77%        .64%        1.16% A     1.32%      1.35%

Portfolio turnover rate                                       45%         107%        241%        115% A      20%        262%
                                                              A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO
TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).




MONEY MARKET PORTFOLIO
PERFORMANCE


PERFORMANCE
To measure a money market fund's performance, you can look at either total return or yield. Total return reflects both the change in a fund's share price over a given period, and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 6   PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           MONTH    YEAR     YEARS    YEARS
                          S

MONEY MARKET              2.85%    5.39%    24.19%   76.46%

MONEY MARKET
(INCL. 3% SALES CHARGE)   -0.23%   2.22%    20.46%   71.17%

Average All Taxable
Money Market Fund         2.78%    5.25%    23.68%   75.30%

Consumer Price Index      1.33%    2.62%    16.19%   41.57%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the average all taxable money market fund, which reflects the performance of 756 all taxable money market funds with similar objectives tracked by IBC/Donoghue's MONEY FUND REPORT(registered trademark) over the past six months. Comparing the fund's performance to the consumer price index helps show how your investment did compared to inflation.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
AUGUST 31, 1995           YEAR     YEARS    YEARS

MONEY MARKET              5.39%    4.43%    5.84%

MONEY MARKET
(INCL. 3% SALES CHARGE)   2.22%    3.79%    5.52%

Average All Taxable
Money Market Fund         5.25%    4.34%    5.77%

Consumer Price Index      2.62%    3.05%    3.54%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
YIELD
Row: 1, Col: 1, Value: 4.26
Row: 1, Col: 2, Value: 4.08
Row: 1, Col: 3, Value: 2.45
Row: 2, Col: 1, Value: 4.470000000000001
Row: 2, Col: 2, Value: 4.84
Row: 2, Col: 3, Value: 2.68
Row: 3, Col: 1, Value: 5.85
Row: 3, Col: 2, Value: 5.49
Row: 3, Col: 3, Value: 2.88
Row: 4, Col: 1, Value: 5.970000000000001
Row: 4, Col: 2, Value: 5.51
Row: 4, Col: 3, Value: 2.89
Row: 5, Col: 1, Value: 5.41
Row: 5, Col: 2, Value: 5.25
Row: 5, Col: 3, Value: 2.84
6% -
4% -
2% -
0%
Money Market
Average All
Taxable Money
Market Fund
MMDA
  8/30/94 11/29/94 2/28/95 5/30/95 8/29/95
Money Market 4.26% 4.47% 5.85% 5.97% 5.41%
Average All
Taxable Money
Market Fund 4.08% 4.84% 5.49% 5.51% 5.25%
  8/25/94 11/30/94 3/1/95 5/31/95 8/30/95
 MMDA 2.45% 2.68% 2.88% 2.89% 2.84%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the average all taxable money market fund and the average bank money market deposit account (MMDA). Figures for the average all taxable money market fund are from the IBC/Donoghue's MONEY FUND REPORT.(registered trademark) The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Todd,
Portfolio Manager of Fidelity Select Money
Market Portfolio
Q. JOHN, CAN YOU BRING US UP TO DATE ON DEVELOPMENTS IN THE INVESTMENT CLIMATE DURING THE PAST SIX MONTH?
A. Sure. Last February, when the period began, we were coming off a very strong 1994, during which the economy expanded at a rapid pace and interest rates rose dramatically. During the fourth quarter of 1994, gross domestic product grew at an annual rate of 5.1%. Responding to continued rapid growth and the threat of inflation, the Federal Reserve in February 1995 raised the federal funds rate - the interest rate banks charge each other for overnight loans - one- half percentage point. It was the seventh rate increase in little more than a year and lifted the federal funds rate to 6%, exactly double what it had been when the cycle of rate increases began. But by then, the seeds of an eventual slowdown had already been planted.
Q. WHY DID THE ECONOMIC GROWTH RATE SUDDENLY SLOW DOWN IN EARLY 1995?
A. There were many reasons, of course, but one of the most important was the impact of the Mexican currency crisis in December 1994. The collapse of the peso led to a sudden, sharp decline in U.S. exports to Mexico, which had a ripple effect throughout the U.S. economy, especially in the manufacturing sector, leading to slower growth, layoffs, and a decline in consumer confidence. Consequently, economic growth declined during the first quarter of 1995 to an annual rate of 2.7%. That was close to the Fed's long-term target growth rate of 2.5%, and so throughout the spring and early summer the Fed stood pat. But as time passed, it became apparent that the hoped-for soft landing of the economy was in jeopardy, and indeed was in danger of slipping into recession. In July, after a slow second quarter in which the economy expanded at a rate of only 1.1%, the Fed reversed policy, cutting the federal funds rate one-quarter percentage point.
Q. WHERE DID THAT LEAVE THINGS AT THE END OF THE PERIOD?
A. The economy seems to have stabilized. We've seen some improvement in job growth lately, as well as a modest rebound in the housing and auto sectors. Car and home sales had fallen off dramatically during the second quarter of 1995 but were helped later in the summer by declining consumer interest rates. Overall, we've seen a so-called flattening of the yield curve, with longer-term interest rates falling more sharply than short-term rates. That partly reflects a growing consensus among market participants that despite stirrings of new growth, the inflation risk remains low.
Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?
A. The fund's average maturity at the beginning of the period was 31 days, reflecting the continuing uncertainty in the market and the possibility of further rate increases. As it became clear that the Fed was finished raising rates, at least for the time being, I moved gradually out the yield curve, buying longer-term securities and extending the fund's average maturity to almost 52 days by the end of June. Since then, as the yield curve has flattened, I've brought the fund's average maturity back down to around 36 days.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on August 31, 1995 was 5.31%, compared to 5.85% on February 28, 1995. The fund's six month total return was 2.85%, compared to 2.78% for the all average taxable money market fund, according to IBC/Donoghue.
Q. WHAT'S THE OUTLOOK?
A. The consensus in the market seems to be that conditions have stabilized and there's no immediate need for the Fed to cut rates again. Those who see the next rate cut coming sooner rather than later argue the Fed may anticipate the restrictive impact of possible Congressional deficit reduction initiatives by taking steps now to ease money market rates. My view is that, with elections coming in 1996, Congress is unlikely to make the kind of dramatic cuts that would result in an economic slowdown so there's no need for the Fed to act right away. In any case, there's enough uncertainty that I'll probably want to preserve some flexibility by moving the fund's average maturity back out to around 50 days as opportunities present themselves.

FUND FACTS
START DATE: August 30, 1985
TRADING SYMBOL: FSMMKT
SIZE: As of August 31, 1995 more than $644 million
MANAGER: John Todd, since January 1991;
manager Spartan Money Market Fund, since
1989, Daily Money Fund: Money Market and
Fidelity Institutional Cash Portfolios: Money
Market, since 1992; joined Fidelity in 1981
(checkmark)
MONEY MARKET PORTFOLIO
INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 0.5%
  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
DOMESTIC BANKERS' ACCEPTANCES -  0.5%
CHEMICAL BANK
11/1/95 6.06% $ 2,100,000 $ 2,079,006
11/20/95 6.08  1,060,167  1,046,267
  3,125,273
CERTIFICATES OF DEPOSIT - 39.9%
CHICAGO BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 0.8%
ABN-AMRO BANK
9/11/95 6.00  5,000,000  5,000,000
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 25.1%
BANK OF MONTREAL
9/29/95 5.90  10,000,000  10,000,000
BANQUE NATIONALE DE PARIS
11/28/95 5.75  10,000,000  10,000,000
BAYERISCHE LANDESBANK GIROZENTRALE
10/23/95 5.75  25,000,000  25,000,000
BAYERISCHE VEREINSBANK A.G.
9/19/95 5.77  10,000,000  10,000,000
9/20/95 5.77  10,000,000  10,000,000
9/22/95 5.77  10,000,000  10,000,000
CANADIAN IMPERIAL BANK OF COMMERCE
9/29/95 5.90  10,000,000  10,000,000
FUJI BANK, LTD.
9/26/95 5.89  6,000,000  6,000,000
INDUSTRIAL BANK OF JAPAN, LTD.
10/11/95 5.85  6,000,000  6,000,000
NATIONAL WESTMINSTER BANK, PLC
11/8/95 6.05  20,000,000  20,002,711
11/13/95 5.80  5,000,000  5,000,000
ROYAL BANK OF CANADA
12/13/95 6.31  5,000,000  5,012,959
SUMITOMO BANK, LTD.
10/13/95 5.88  5,000,000  5,000,110
SWISS BANK CORP.
11/6/95 5.77  25,000,000  25,000,000
12/4/95 5.77  5,000,000  5,000,000
  162,015,780
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 14.0%
BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOC.
9/29/95 5.91  10,000,000  10,000,000
CHEMICAL BANK
11/20/95 5.76  10,000,000  10,000,000
LANDESBANK HESSEN - THURINGEN
9/21/95 5.75  25,000,000  24,999,724
MITSUBISHI BANK, LTD.
9/25/95 5.89  5,000,000  4,999,993
TORONTO-DOMINION BANK
10/10/95 6.02  15,000,000  15,000,776
WESTDEUTSCHE LANDESBANK
11/1/95 5.75  25,000,000  25,000,417
  90,000,910
  257,016,690
COMMERCIAL PAPER - 33.1%
  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
AMERICAN HOME PRODUCTS
9/15/95 5.80% $ 5,000,000 $ 4,988,819
10/24/95 5.82  5,000,000  4,957,747
ASSET SECURITIZATION COOP. CORP.
9/11/95 5.79  10,000,000  9,984,028
A.H. ROBINS COMPANY, INCORPORATED
9/7/95 5.99  5,000,000  4,995,067
BENEFICIAL CORP.
9/29/95 5.81  10,000,000  9,955,667
CHRYSLER FINANCIAL CORPORATION
9/13/95 5.87  1,000,000  998,050
10/16/95 5.88  5,000,000  4,963,625
11/7/95 5.85  2,000,000  1,978,467
COMMERZBANK U.S. FINANCE, INC.
9/12/95 5.77  10,000,000  9,982,553
9/13/95 5.77  10,000,000  9,980,967
12/14/95 5.88  3,075,000  3,024,276
12/15/95 5.88  1,900,000  1,868,357
CORESTATES CAPITAL CORP. (A)
9/8/95 5.84  15,000,000  15,000,000
CORPORATE ASSET FUNDING CO., INC.
10/11/95 5.76  16,000,000  15,898,667
DEAN WITTER, DISCOVER & CO.
9/1/95 5.78  15,000,000  15,000,000
ENTERPRISE FUNDING CORP.
9/12/95 5.82  10,000,000  9,982,339
FORD MOTOR CREDIT, PLC
10/16/95 5.76  4,000,000  3,971,600
GENERAL ELECTRIC CAPITAL CORP.
9/1/95 5.82 (a)  5,000,000  5,000,000
9/7/95 5.95  2,000,000  1,998,040
GENERAL MOTORS ACCEPTANCE CORP.
9/14/95 6.05  5,000,000  4,989,221
11/22/95 5.89  8,000,000  7,894,311
GLAXO HOLDINGS, PLC
11/28/9 5.81  5,000,000  4,930,089
GOLDMAN SACHS GROUP, L.P. (THE)
9/18/95 6.02  5,000,000  4,986,046
HOUSEHOLD FINANCE CORP.
9/25/95 5.91  15,000,000  14,941,800
MONSANTO CO.
10/20/95 6.00  10,000,000  9,920,103
PREFERRED RECEIVABLES FUNDING CORP.
9/19/95 5.78  5,000,000  4,985,625
9/27/95 5.78  5,000,000  4,979,236
SEARS ROEBUCK ACCEPTANCE CORP.
9/18/95 6.00  10,000,000  9,972,092
11/8/95 5.82  1,000,000  989,139
VICTORIA, TREASURY CORP. OF
9/25/95 5.78  10,000,000  9,961,666
  213,077,597
FEDERAL AGENCIES - 0.8%
  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
FEDERAL FARM CREDIT BANK - AGENCY COUPONS (A)  -  0.8%
9/1/95 5.99% $ 5,000,000 $ 4,998,006
BANK NOTES - 7.6%
BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOC.
9/1/95 5.82 (a)  3,000,000  2,998,248
10/20/95 5.75  17,000,000  16,999,964
BOATMEN'S NATIONAL BANK OF ST. LOUIS (A)
9/15/95 5.86  4,000,000  3,999,377
COMERICA BANK - DETROIT (A)
12/1/95 5.81  5,000,000  4,996,300
NATIONSBANK OF TEXAS
9/28/95 6.15  5,000,000  5,000,319
WACHOVIA BANK OF NORTH CAROLINA, N.A.
9/26/95 5.75  5,000,000  4,999,947
9/27/95 5.75  10,000,000  9,999,889
  48,994,044
MASTER NOTES (A) - 1.1%
J.P. MORGAN SECURITIES
9/1/95 6.08  7,000,000  7,000,000
MEDIUM-TERM NOTES (A) -  5.3%
ABBEY NATIONAL TREASURY SERVICES (B)
9/30/95 6.00  8,000,000  8,000,000
GENERAL ELECTRIC CAPITAL CORP.
9/1/95 5.96  5,000,000  4,999,225
GENERAL MOTORS ACCEPTANCE CORP.
11/7/95 5.98  5,000,000  5,000,000
GOLDMAN SACHS GROUP, L.P. (THE) (B)
9/1/95 5.97  4,000,000  4,000,000
12/16/95 5.89  4,000,000  4,000,000
NORWEST CORP.
9/15/95 6.00  8,000,000  8,000,000
  33,999,225
SHORT-TERM NOTES (A) (C) - 3.1%
SMM TRUST COMPANY (1995-I)
9/13/95 5.98  6,000,000  5,998,707
SMM TRUST COMPANY (1995-J)
9/15/95 5.88  14,000,000  14,000,000
  19,998,707
TIME DEPOSITS - 1.5%
MITSUBISHI BANK, LTD.
9/7/95 5.91  10,000,000  10,000,000

REPURCHASE AGREEMENTS - 7.1%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Government obligations),
 in a joint trading account at 5.87%
 dated 8/31/95 due 9/1/95  $ 46,064,511 $ 46,057,000
TOTAL INVESTMENTS - 100%  $ 644,266,542
TOTAL COST FOR INCOME TAX PURPOSES - $644,266,542
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,000,000 or 2.5% of net assets.
3. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION
 SECURITY DATE COST
SMM Trust Company:
(1995-I) 5/31/95 $ 5,998,263
(1995-J) 5/31/95 $ 14,000,000
INCOME TAX INFORMATION
At February 28, 1995, the fund had a capital loss carryforward of approximately $30,600 of which $3,200, $21,400, and $6,000 will expire on February 28, 1998, 2000, and 2002, respectively.
MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 AUGUST 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $46,057,000) - See accompanying              $ 644,266,542
schedule

Cash                                                                                                                5,441,260

Interest receivable                                                                                                 3,226,791

 TOTAL ASSETS                                                                                                        652,934,593

LIABILITIES

Payable for investments purchased                                                                     $ 7,994,548

Accrued management fee                                                                                130,699

Other payables and accrued expenses                                                                   207,876

 TOTAL LIABILITIES                                                                                                   8,333,123

NET ASSETS                                                                                                          $ 644,601,470

Net Assets consist of:

Paid in capital                                                                                                     $ 644,612,050

Accumulated net realized gain (loss) on investments                                                                 (10,580
                                                                                                                    )

NET ASSETS, for 644,606,792                                                                                         $ 644,601,470
shares outstanding

NET ASSET VALUE, offering price and redemption price per share ($644,601,470 (divided by) 644,606,792 shares)       $1.00

Maximum offering price per share (100/97 of $1.00)                                                                  $1.03


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

INTEREST INCOME                                                     $ 19,104,894

EXPENSES

Management fee                                          $ 777,175

Transfer agent fees                                      816,033

Accounting fees and expenses                             48,301

Non-interested trustees'                                 1,147
compensation

Custodian fees and expenses                              16,216

Registration fees                                        99,734

Audit                                                    35,364

Legal                                                    2,630

Reports to shareholders                                  6,238

Miscellaneous                                            1,070

 TOTAL EXPENSES                                                      1,803,908

NET INTEREST INCOME                                                  17,300,986

NET REALIZED GAIN (LOSS)                                             19,958
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 17,320,944

OTHER INFORMATION

Sales charges paid to FDC                                            $2,047,913

Deferred sales charges withheld                                      $33,872
by FDC


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             FEBRUARY 28,
                                    AUGUST 31, 1995   1995
                                    (UNAUDITED)


Operations                                                                             $ 17,300,986       $ 28,489,953
Net interest income

 Net realized gain (loss)                                                               19,958             34,131

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        17,320,944         28,524,084

Distributions to shareholders from net interest income                                  (17,300,986)       (28,489,953)

Share transactions at net asset value of $1.00 per share                                2,778,227,747      4,782,122,991
Proceeds from sales of shares

 Reinvestment of distributions from net interest income                                 16,137,360         26,192,515

 Cost of shares redeemed                                                                (2,722,927,575)    (4,753,862,525)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES RESULTING FROM SHARE TRANSACTIONS     71,437,532         54,452,981

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               71,457,490         54,487,112

NET ASSETS

 Beginning of period                                                                    573,143,980        518,656,868

 End of period                                                                         $ 644,601,470      $ 573,143,980



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



              SIX MONTHS ENDED               YEARS ENDED                TEN MONTHS ENDED               YEARS ENDED
              AUGUST 31, 1995                FEBRUARY 28,               FEBRUARY 28,                   APRIL 30,

SELECTED
PER-SHARE
DATA          (UNAUDITED)                    1995           1994        1993                           1992          1991

Net asset value, beginning
of period     $ 1.000                         $ 1.000        $ 1.000    $ 1.000                       $ 1.000       $ 1.000

Income from Investment
Operations     .028                          .042            .026        .026                          .048          .073
Net interest income

Less
Distributions   (.028)                       (.042)         (.026)     (.026)                         (.048)        (.073)
From net interest income

Net asset value,
end of period    $ 1.000                     $ 1.000        $ 1.000    $ 1.000                        $ 1.000       $ 1.000

TOTAL RETURN B   2.85%                       4.28            2.62      2.63%                          4.93          7.50
                                             %              %                                          %             %

Ratios and Supplemental Data

Net assets, end
of period (000
omitted)         $ 644,601                 $ 573,144      $ 518,657    $ 431,133                    $ 542,620     $ 608,394

Ratio of expenses
to average net
assets           .58% A                    .65             .72          .56% A                       .64           .73
                                           %              %                                          %             %

Ratio of net interest
income to average
net assets       5.54% A                    4.19           2.59       3.09% A                        4.84          7.20
                                            %              %                                          %             %





A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.


NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1995 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust has thirty-five equity funds (the fund or the funds) which invest primarily in securities of companies whose principal business activities fall within specific industries; and a money market fund which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. The American Gold Portfolio and the Precious Metals and Minerals Portfolio may also invest in certain precious metals. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION:
EQUITY FUNDS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith following consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
FOREIGN CURRENCY TRANSLATION. The accounting records of each fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME:
EQUITY FUNDS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
MONEY MARKET FUND. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. For each equity fund, Fidelity Management and Research Company (FMR) bears all organizational expenses except for registering and qualifying the fund and shares of the fund for distribution under federal and state securities law, which are borne by each fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the money market fund. Distributions are recorded on the ex-dividend date for all other funds.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, foreign currency transactions, net operating losses, litigation, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. The funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.
REDEMPTION FEES. Shares redeemed (including exchanges) from an equity fund are subject to redemption fees. Shares held less than 30 days are subject to a short-term redemption fee equal to .75% of the net asset value of shares redeemed. Shares held 30 days or more are subject to a long-term redemption fee
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
REDEMPTION FEES - CONTINUED
equal to the lesser of $7.50 or .75% of the net asset value of shares redeemed. The long-term redemption fee and the first $7.50 of the short-term redemption fee are accounted for as a reduction of transfer agent expenses. This portion of the redemption fee is used to offset the transaction costs and other expenses that short-term trading imposes on each fund and its shareholders. The remainder of the short-term redemption fee is accounted for as an addition to paid in capital.
There is a $7.50 fee for shares exchanged into another Fidelity fund (see
Note 5 of Notes to Financial Statements). This is in addition to the applicable redemption fees.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The equity funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage each funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge a fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the funds, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The funds, through their custodian, receive delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds.
INDEXED SECURITIES. The funds may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $1,050,000 and $19,998,707 or 0.2% and 3.1% of the net assets of Biotechnology Portfolio and Money Market Portfolio, respectively.
3. JOINT TRADING ACCOUNT.
At the end of the period, the following funds had 20% or more of their total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The maturity values of the joint trading account investments were $22,783,683 for Leisure Portfolio, $35,276,702 for Industrial Materials Portfolio, $39,247,344 for Regional Banks Portfolio, and $208,456,695 for Biotechnology Portfolio, all at 5.82%. The investments in repurchase agreements through the joint trading account are summarized as follows:
SUMMARY OF JOINT TRADING
Dated August 31, 1995, due September 1, 1995
Number of dealers or banks 26
Maximum amount with one dealer or bank 17.85%
Aggregate principal amount of agreements $16,889,053,000
Aggregate maturity amount of agreements $16,891,781,769
Aggregate market value of collateral $17,254,482,483
Coupon rates of collateral 0% to 15 3/4%
Maturity dates of collateral 9/7/95 to 8/15/25
4. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each equity fund's schedule of investments.
5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.
For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during those periods, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annualized rate of .62% of average net assets for each equity fund.
For the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during those periods, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .03%. The income based fee is added only when the fund's yield exceeds 5%. At that time, the fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% (annualized) of average net assets. For the period, the management fee was equivalent to an annualized rate of .25% of average net assets.
SUB-ADVISER FEE. As the money market fund's investment sub- adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect, and after reducing the fee for any payments by FMR pursuant to the fund's Distribution and Service Plan.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of each fund. FDC is paid a 3% sales charge on sales of shares of each fund. Prior to October 12, 1990, FDC was paid a 2% sales charge and a 1% deferred sales charge. Shares purchased before October 12, 1990 are subject to the deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). The amounts received by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the funds' accounting records and administers their security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
EXCHANGE FEES. FSC charges an exchange fee of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other Information" on each fund's Statement of Operations.
BROKERAGE COMMISSIONS. Each equity fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The funds have established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At the period end, the maximum loan and average daily loan balances during the periods for which loans were outstanding are shown under the caption "Other Information" on each fund's schedule of investments.
7. SECURITY LENDING.
Certain equity funds loaned securities to certain brokers who paid the fund negotiated lenders' fees during the period. These fees are included in interest income. Each fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For funds with loans outstanding at the period end, the value of the securities loaned and the value of collateral held are shown under the caption "Other Information" on each fund's schedule of investments.
8. EXPENSE REDUCTIONS.
FMR directed certain portfolio trades to brokers who paid a portion of the funds' expenses (soft-dollar arrangement). For the period, the aggregate reductions under this arrangement totalled $389,526.
9. BENEFICIAL INTEREST.
At the end of the period, certain shareholders were record owners of more than 25% of the total outstanding shares of the following funds:
BENEFICIAL INTEREST
 NUMBER OF  %
FUND SHAREHOLDERS OWNERSHIP
Construction and Housing 1 49.3 Insurance  1 36.4
STATISTICAL ROUNDUP: FIDELITY SELECT PORTFOLIOS(REGISTERED TRADEMARK)


LEGEND
TOTAL RETURNS include change in share price and reinvestment of dividends and capital gains. CUMULATIVE TOTAL RETURNS do not reflect Select's 3% sales charge. However, each Fund Update includes load-adjusted cumulative total returns. AVERAGE ANNUAL RETURNS are load-adjusted. Average Annual Returns assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods shown. LIFE OF FUND figures are from commencement of operations to August 31, 1995.
Figures for the S&P 500(registered trademark), an unmanaged index of common stock prices, include reinvestment of dividends. S&P 500 is a registered trademark of Standard & Poor's Corporation.
If the advisor had not reimbursed certain expenses for some of the funds during the periods shown, those funds' returns would have been lower. Expense reimbursements may be revised at any time.
All performance numbers are historical; each equity fund's share price and return will vary and shareholders may have a gain or loss when they sell their shares.
VOLATILITY
A fund's RELATIVE VOLATILITY measures the fund's volatility to the volatility of a benchmark index, in this case, the S&P 500. By definition, the S&P 500 has a relative volatility of 1.0. Relative volatility is calculated by comparing a fund's standard deviation of monthly returns over a three year period to the comparable standard deviation of the S&P 500. (Standard deviation measures the range within which a fund's returns have fallen over a specified period of time). Relative volatility measures are not calculated for funds which are less than three years old.
Relative volatility measures are given to investors to assist in determining the historical volatility relationship between the fund and a benchmark index. THE CALCULATIONS ARE NOT MEANT TO PREDICT PERFORMANCE OR FUTURE VOLATILITY and may change quickly as fund composition, company fundamentals, and market conditions change.
MEDIAN PRICE/SALES
This figure represents the median price-to-sales ratio for all the stocks in a fund on a given date. A stock's price-to-sales ratio compares the company's market value with its total revenue. The ratio is calculated by dividing the stock price by the most recent 12 months' revenues per share. All price-to-sales ratios are from company 10Q filings. Excluded from the median price/sales calculations are foreign companies without ADRs (American Depository Receipts), IPOs (Initial Public Offerings) and certain financial companies.
MEDIAN PRICE/BOOK
This figure represents the median price-to-book ratio of all the stocks in a fund on a given date. A stock's price-to-book ratio compares the company's market value with its book value or net asset value. The ratio is calculated by dividing the stock price by the book value per share. All price-to-book ratios are from company 10Q filings. Excluded from the median price/book calculations are foreign companies without ADRs and certain financial companies.
STATISTICAL ROUNDUP(DAGGER) (UNAUDITED)


  CUMULATIVE TOTAL RETURNS AVERAGE ANNUAL RETURNS OPENING CLOSING
 FOR PERIODS ENDED 8/31/95 FOR PERIODS ENDED 8/31/95 NAV NAV
 YTD(double dagger) 1 YEAR LIFE OF FUND 1 YEAR 5 YEARS LIFE OF FUND 3/1/95
8/31/95
Air Transportation (12/16/85) 46.66% 20.65% 151.07% 17.03% 15.99% 9.59%
$13.93 $18.23
American Gold (12/16/85) 13.36 3.77 129.03 0.66 6.10 8.56 18.44 22.57
Automotive (6/30/86) 12.91 7.33 210.25 4.11 19.63 12.75 19.84 21.86
Biotechnology (12/16/85) 28.66 19.38 309.34 15.80 15.89 15.25 25.30 30.12
Brokerage and Investment Mgmt. (7/29/85) 23.53 14.39 154.35 10.96 22.46
9.96* 15.51 18.13
Chemicals (7/29/85) 17.18 9.91 462.38 6.61 18.90 18.15* 33.91 37.97
Computers (7/29/85) 62.87 69.69 455.64 64.60 35.51 18.83* 30.67 47.16
Construction and Housing (9/29/86) 18.93 6.63 187.42 3.43 17.67 12.17 16.79
18.97
Consumer Products (6/29/90) 12.80 10.62 94.40 7.30 15.38 13.03 13.91 15.39
Defense and Aerospace (5/8/84) 36.95 32.96 186.62 28.97 18.40 7.34* 19.64
25.09
Developing Communications (6/29/90) 32.86 47.41 244.32 42.98 32.72 26.23
20.40 24.88
Electronics (7/29/85) 87.45 88.06 310.14 82.42 36.07 14.31* 19.80 34.66
Energy (7/14/81) 11.61 7.08 151.11 3.86 2.41 7.61* 16.10 17.65
Energy Service (12/16/85) 30.16 27.15 52.89 23.33 0.42 4.14 11.97 14.50
Environmental Services (6/29/89) 26.65 17.38 38.17 13.86 3.66 4.85 10.27
12.83
Financial Services (12/10/81) 33.67 15.86 864.30 12.38 26.72 13.95* 48.23
57.64
Food and Agriculture (7/29/85) 18.91 18.84 469.45 15.28 15.20 18.70* 32.53
35.79
Health Care (7/14/81) 26.66 32.53 1436.57 28.56 21.13 19.45 76.13 89.21
Home Finance (12/16/85) 43.27 23.75 534.66 20.03 37.08 20.57 23.92 30.56
Industrial Equipment (9/29/86) 31.89 29.77 177.62 25.88  19.18 11.73 20.04
25.80
Industrial Materials (9/29/86) 21.29 12.51 184.38 9.13 18.88 12.03 23.13
26.59
Insurance (12/16/85) 22.32 19.97 210.46 16.37 17.20 12.02 21.31 24.37
Leisure (5/8/84) 28.71 24.23 622.97 20.51 20.38 15.99* 40.71 48.92
Medical Delivery (6/30/86) 18.54 22.28 254.44 18.61 20.66 14.40 23.18 25.85
Multimedia (6/30/86) 30.66 31.27 357.10 27.33 25.86 17.62 22.35 27.74
Natural Gas (4/21/93) 15.98 7.14 2.59 3.92 N/A (0.21) 8.98 10.08
Paper and Forest Products (6/30/86) 26.49 19.98 204.63 16.38 21.01 12.53
21.14 24.25
Precious Metals and Minerals (7/14/81) 1.19 (2.97) 118.22 (5.89) 7.64 8.08*
15.27 17.89
Regional Banks (6/30/86) 32.92 16.01 281.33 12.53 29.76 15.32 18.01 21.64
Retailing (12/16/85) 10.26 2.77 329.78 (0.31) 19.07 15.83 23.91 26.33
Software and Computer Services (7/29/85) 38.62 54.91 522.92 50.27 31.06
19.94* 29.07 37.83
Technology (7/14/81) 49.46 54.32 769.32 49.69 32.68 15.11* 42.05 59.96
Telecommunications (7/29/85) 25.92 24.95 529.23 21.20 21.69 19.90* 38.34
46.22
Transportation (9/29/86) 13.95 9.30 247.90 6.02 21.24 14.59 20.53 21.98
Utilities Growth (12/10/81) 18.30 13.26 601.38 9.86 11.90 12.70 34.88 39.08
S&P 500 24.51 21.45 - 21.45 15.12 - 487.39 561.88
 (dagger) See "Legend" on page  for explanation of information on this table.
 * 10-year Average Annual Total Return.
 (dagger)(dagger) Total net assets are based on 4:00 p.m. prices.
 ** High/Low NAVs are based on 4:00 p.m. prices for the period 2/28/95 -
8/31/95.
 (double dagger) January 1, 1995 to August 31, 1995.
 HIGH LOW TOTAL NET ASSETS(dagger)(dagger) DISTRIBUTIONS MEDIAN MEDIAN NAV** NAV** $MM 1/1/95 - 8/31/95 PRICE/SALES PRICE/BOOK
 FOR 6 MONTHS ENDED 8/31/95 2/28/95 8/31/95 CAP GAINS DIVS RELATIVE VOLATILITY AS OF 8/31/95
 $19.37 $13.83 $18.6 $40.8 $- $- 2.25 0.50  2.94
 23.60 17.95 278.2 347.0 - - 3.15 4.14 3.05
 22.14 19.06 60.1 67.9 - - 1.52 0.56 2.36
 30.48 25.10 448.2 597.2 - - 2.23 7.91 5.26
 18.31 15.17 27.3 31.6 .49 - 2.02 0.87 1.70
 38.12 32.99 97.5 75.9 .46 .08 1.35 1.16 2.97
 48.34 30.81 215.0 598.0 .42 - 2.18 1.91 3.49
 19.41 16.42 16.9 39.1 - - 1.47 0.63 1.95
 15.55 13.79 20.5 7.6 .06 - 1.41 2.02 5.23
 25.20 19.57 5.0 22.4 - - 1.34 0.82 2.39
 25.10 18.89 254.4 477.4 1.53 - 2.15 2.81 4.41
 35.74 20.04 216.4 1,236.1 - - 2.23 3.43 5.26
 17.96 16.13 96.0 96.3 .06 - 1.83 1.13 2.15
 14.50 11.94 63.8 103.3 - - 2.02 1.67 2.20
 12.86 10.18 31.3 32.7 - - 1.67 1.45 2.43
 57.67 47.12 153.1 171.5 - - 1.70 1.42 1.92
 36.33 32.41 197.1 116.7 .52 .03 1.04 0.89 3.11
 89.43 76.16 943.1 1,036.8 .36 .05 1.91 1.75 3.25
 30.56 23.71 229.9 353.0 - - 1.82 1.27 1.20
 26.36 19.72 110.0 116.3 - .01 1.55 0.79 2.52
 27.44 22.15 183.5 157.7 - .04 1.49 0.61 1.89
 24.37 20.90 21.8 15.3 - .04 1.37 1.46 1.43
 48.92 40.51 69.6 112.8 .29 - 1.44 2.38 4.16
 26.10 22.50 299.6 183.4 .07 - 2.43 1.15 2.93
 27.95 22.30 38.2 93.6 - - 1.54 2.29 4.67
 10.09 8.95 79.9 62.9 - .01 - 1.14 1.83
 25.02 20.17 94.2 66.0 .21 - 2.06 0.89 1.91
 18.47 14.98 364.2 372.8 - - 3.45 3.89 4.83
 21.67 17.60 164.6 209.0 - - 1.67 1.57 1.70
 26.76 23.00 31.1 40.5 - - 1.62 0.49 2.47
 39.18 29.03 236.4 333.1 - - 2.32 3.28 4.67
 60.81 42.11 229.8 468.6 1.38 - 1.93 1.66 3.50
 46.22 37.99 369.5 448.6 .82 - 1.41 1.86 2.91
 22.26 19.69 12.7 10.3 - - 1.38 0.79 1.95
 39.08 34.10 237.6 224.7 - .05 1.08 1.27 1.43
   - - - - - 1.11 3.66



TO CALL FIDELITY


FOR PORTFOLIO INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification Number (PIN). The PIN assures that only you have automated telephone access to your account information. Please have your Customer Number (T-account #) handy when you call - you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal Identification Number" option when you call. If you forget your PIN, please call a Fidelity representative at 1-800-544-6666 for assistance.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this recorded menu:
PRESS
 For quotes on funds you own.
1
 For an individual fund quote.
2
 For the ten most frequently
requested Fidelity fund quotes.
3
 For quotes on Fidelity Select
Portfolios(registered trademark).
4
 To change your Personal
Identification Number (PIN).
5
 To speak with a Fidelity
representative.
6
(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2
 To change your Personal
Identification Number (PIN).
3
 To speak with a Fidelity
representative.
4
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL
ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE
TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS
ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 FMR Texas Inc., Irving, TX
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
Thomas D. Maher, ASSISTANT VICE PRESIDENT, MONEY MARKET FUND
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIANS
Brown Brothers Harriman & Co.
Boston, MA
and
The Bank of New York
New York, NY
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
* INDEPENDENT TRUSTEES
FIDELITY SELECT PORTFOLIOS
CONSUMER SECTOR
Consumer Products
Food and Agriculture
Leisure
Multimedia
Retailing
CYCLICALS SECTOR
Air Transportation
Automotive
Chemicals
Construction and Housing
Environmental Services
Industrial Equipment
Industrial Materials
Paper and Forest Products
Transportation
ENERGY, UTILITIES & NATURAL RESOURCES SECTOR
American Gold
Energy
Energy Service
Natural Gas
Precious Metals and Minerals
Utilities Growth
FINANCIAL SERVICES SECTOR
Brokerage and Investment Management
Financial Services
Home Finance
Insurance
Regional Banks
HEALTH CARE SECTOR
Biotechnology
Health Care
Medical Delivery
TECHNOLOGY SECTOR
Computers
Defense and Aerospace
Developing Communications
Electronics
Software and Computer Services
Technology
Telecommunications
Money Market
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0111
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
 AUTOMATED LINES FOR QUICKEST SERVICE

FIDELITY INVESTMENTS
P.O. Box 193
BOSTON, MA 02101
 BULK RATE
U.S. Postage
PAID
Fidelity
Investments